UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-09253

Wells Fargo Funds Trust

(Exact name of registrant as specified in charter)

525 Market St., San Francisco, CA 94105

(Address of principal executive offices) (Zip code)

C. David Messman

Wells Fargo Funds Management, LLC

525 Market St., San Francisco, CA 94105

(Name and address of agent for service)

Registrant’s telephone number, including area code: 800-222-8222

Date of fiscal year end: June 30

Registrant is making a filing for 15 of its series:

Wells Fargo Alternative Strategies Fund, Wells Fargo Global Long/Short Fund, Wells Fargo California Limited-Term Tax-Free Fund, Wells Fargo California Tax-Free Fund, Wells Fargo Colorado Tax-Free Fund, Wells Fargo High Yield Municipal Bond Fund, Wells Fargo Intermediate Tax/AMT-Free Fund, Wells Fargo Minnesota Tax-Free Fund, Wells Fargo Municipal Bond Fund, Wells Fargo North Carolina Tax-Free Fund, Wells Fargo Pennsylvania Tax-Free Fund, Wells Fargo Short-Term Municipal Bond Fund, Wells Fargo Strategic Municipal Bond Fund, Wells Fargo Ultra Short-Term Municipal Bond Fund, and Wells Fargo Wisconsin Tax-Free Fund.

Date of reporting period: June 30, 2017

ITEM 1.	REPORT TO STOCKHOLDERS

Annual Report

June 30, 2017

Wells Fargo Alternative Strategies Fund

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The views expressed and any forward-looking statements are as of June 30, 2017, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

2	Wells Fargo Alternative Strategies Fund	Letter to shareholders (unaudited)

Andrew Owen

President

Wells Fargo Funds

Many equity markets advanced during this reporting period, supported by modest economic growth despite political uncertainty.

Dear Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Alternative Strategies Fund for the 12-month period that ended June 30, 2017. Many equity markets advanced during this reporting period, supported by modest economic growth despite political uncertainty. U.S. and international stocks returned 17.90% and 20.45% for the 12-month period, respectively, as measured by the S&P 500 Index1 and the MSCI ACWI ex USA Index (Net).2 Within fixed income, the Bloomberg Barclays U.S. Aggregate Bond Index3 returned -0.31% and the Bloomberg Barclays Municipal Bond Index4 returned -0.49% as interest rates rose from low levels.

Globally, stocks delivered positive results in the third quarter of 2016; bonds’ interest rates remained low.

Stocks’ upward trend continued into August 2016 and then lost some steam. Ever since the Great Recession, markets worldwide have been supported to varying degrees by accommodative policies from leading central banks, including the Federal Reserve (Fed), European Central Bank (ECB), Bank of England, and Bank of Japan. As a result, investors have watched closely for any signs that global central banks might tighten their measures. In the U.S., early-September comments by several Fed officials appeared to suggest a September interest-rate increase, which sent stock and bond prices down. However, stocks surged following the Fed’s September 20th meeting on news that the Fed had decided to delay a rate increase to later in 2016. In bond markets, interest rates rose during the quarter but remained at historically low levels as a result of easy monetary policies, subdued global growth, and modest inflation expectations. Yields did rise, however, after bottoming in early July, because market participants felt that yields had overshot the real risks of the U.K.’s vote to exit the European Union and as economic activity strengthened.

During the fourth quarter of 2016, prospects for faster growth and higher interest rates in the U.S. influenced markets.

Early in the fourth quarter of 2016, U.S. stocks tended to trade lower amid concerns such as a likely interest-rate increase and uncertainty over the approaching general election. However, following Donald Trump’s election as president in early November, U.S. stocks began to rally. Investors appeared optimistic that the new administration would usher in a series of progrowth policies, and supportive economic news helped the rally carry through the quarter. The buoyant environment sent interest rates higher as well. At its mid-December meeting, Fed officials raised their target interest rate for the first time in a year by a quarter percentage point to between 0.50% and 0.75%. The fourth quarter also saw the implementation of the Securities and Exchange Commission’s new rules for money market funds, which included floating net asset values (NAVs) for institutional prime and municipal money market funds as well as the possibility of liquidity fees and redemption gates. In the year leading up to money market fund reform implementation, nearly $1 trillion in assets moved from these types of money market funds into government money market funds, which continued to transact at a stable $1 NAV. Outside of the U.S., the prospects for faster U.S. growth appeared to trigger some acceleration in Europe.

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[2]	The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the United States and Canada. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[3]	The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar–denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[4]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

Letter to shareholders (unaudited)	Wells Fargo Alternative Strategies Fund	3

Economies improved in the first quarter of 2017, supporting markets.

Stocks rallied globally through the first quarter of 2017, supported by signs of improvement in the U.S. and global economies. U.S. economic data released during the quarter reflected a healthy economy. Hiring remained strong, and business and consumer sentiment improved. In March, Fed officials raised their target interest rate by a quarter percentage point to between 0.75% and 1.00%. With the Fed’s target interest rate increase, short-term bond yields rose during the quarter. Meanwhile, longer-term Treasury yields were little changed, leading to positive performance. Investment-grade and high-yield bonds benefited from strong demand. Municipal bond returns were positive in the quarter, helped by strong demand and constrained new-issue supply. Outside of the U.S., stocks in emerging markets generally outperformed stocks in the U.S. and international developed markets because they benefited from both global economic growth and recent weakening in the U.S. dollar. European stocks also outperformed the U.S. market.

Steady advancement in many markets marked the second quarter of 2017.

With steady, modest economic growth both in the U.S. and abroad during the second quarter of 2017, most equity markets in the U.S. and abroad advanced with few signs of volatility. Within the economy, U.S. inflation trended lower despite the unemployment rate continuing to decline. Ten-year U.S. Treasury yields declined, resulting in stronger prices for long-term bonds. As was widely expected, Fed officials in June again raised their target interest rate by a quarter percentage point to between 1.00% and 1.25%. They also released a blueprint for reducing the Fed’s balance sheet, which had ballooned due to quantitative easing. Although economic momentum increased in Europe, the ECB held its rates steady at low levels because underlying inflation remained subdued. In emerging markets, many countries benefited from stronger currencies versus the U.S. dollar.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest in Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Andrew Owen

President

Wells Fargo Funds

Periods of uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future.

For further information about your Fund, contact your investment professional, visit our website at wellsfargofunds.com, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

4	Wells Fargo Alternative Strategies Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks long-term capital appreciation.

Manager

Wells Fargo Funds Management, LLC

Subadvisers

The Rock Creek Group, LP

Chilton Investment Company, LLC

Ellington Global Asset Management, LLC

Mellon Capital Management Corporation

Passport Capital, LLC

Pine River Capital Management L.P.

Sirios Capital Management, L.P.

Wellington Management Company LLP

Portfolio managers

Joseph Bishop

John F. Brennan, Jr.

John Burbank

Richard L. Chilton, Jr.

Vassilis Dagioglu

Robert Kinderman

Sudhir Krisnamurthi

Kenneth LaPlace

Kent M. Stahl, CFA®

James Stavena‡

Gregg R. Thomas, CFA®

Ronald van der Wouden

Torrey Zaches‡

Average annual total returns (%) as of June 30, 2017

		Including sales charge		Excluding sales charge		Expense ratios[1] (%)
	Inception date	1 year	Since inception	1 year	Since inception	Gross	Net[2]
Class A (WALTX)	4-30-2014	(1.98)	0.43	4.00	2.32	3.46	3.05
Class C (WACTX)	4-30-2014	2.25	1.55	3.25	1.55	4.21	3.80
Administrator Class (WADTX)	4-30-2014	–	–	4.68	2.63	3.38	2.90
Institutional Class (WAITX)	4-30-2014	–	–	4.17	2.57	3.13	2.80
Bloomberg Barclays U.S. Aggregate Bond Index[3]	–	–	–	(0.31)	2.73	–	–
HFRI Fund of Funds Composite Index[4]	–	–	–	6.29	2.11	–	–

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargofunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Administrator Class and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

The Fund does not invest directly in hedge funds but pursues similar strategies to those typically used by hedge funds. The Fund invests using alternative investment strategies such as equity hedged, event driven, global macro, and relative value, which are speculative and entail a high degree of risk. Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. Changes in market conditions and government policies may lead to periods of heightened volatility in the bond market and reduced liquidity for certain bonds held by the Fund. In general, when interest rates rise, bond values fall and investors may lose principal value. Interest-rate changes and their impact on the Fund and its share price can be sudden and unpredictable. Foreign investments are especially volatile and can rise or fall dramatically due to differences in the political and economic conditions of the host country. These risks are generally intensified in emerging markets. The use of derivatives may reduce returns and/or increase volatility. Borrowing money to purchase securities or cover short positions magnifies losses and incurs expenses. Short selling is generally considered speculative, has the potential for unlimited loss, and may involve leverage. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). Securities issued by U.S. government agencies or government-sponsored entities may not be guaranteed by the U.S. Treasury. The Fund is exposed to high-yield securities risk, mortgage- and asset-backed securities risk, convertible securities risk, loan risk, regulatory risk, and smaller-company securities risk. Consult a Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Alternative Strategies Fund	5

Growth of $10,000 investment as of June 30, 2017[5]

‡	Mr. Stavena and Mr. Zaches became portfolio managers of the Fund on May 26, 2016.

[1]	Reflects the expense ratios as stated in the most recent prospectuses, which include the impact of 0.12% in acquired fund fees and expenses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report which do not include acquired fund fees and expenses.

[2]	The manager has contractually committed through October 31, 2017, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waivers at 2.22% for Class A, 2.97% for Class C, 2.07% for Administrator Class, and 1.97% for Institutional Class. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses, prime broker fees, dividend and interest expenses on securities sold short, and extraordinary expenses are excluded from the expense cap. Acquired fund fees and expenses incurred by investments made by The Rock Creek Group, LP, a subadviser of the Fund, are included in the expense cap. Without this cap, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio or the Fund’s Total Annual Fund Operating Expenses After Fee Waivers, as stated in the prospectuses.

[3]	The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar–denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-based securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[4]	The Hedge Fund Research Incorporated (HFRI) Fund of Funds Composite Index is a global, equally-weighted index of hedge funds that invest with multiple managers in a broad range of strategies. You cannot invest directly in an index.

[5]	The chart compares the performance of Class A shares since inception with the Bloomberg Barclays U.S. Aggregate Bond Index and HFRI Fund of Funds Composite Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

[6]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[7]	The chart shows the percentage of Fund holdings within a particular sector that was held long (securities owned by the Fund) or sold short (sale of borrowed securities). Gross exposure is the absolute value of the long positions and short positions combined. Net exposure is the percentage of long positions minus the percentage of positions sold short.

[8]	Strategy allocation is calculated based on the market value of total investments. Cash shown is the sweep cash position of the Fund, and excludes any cash or cash equivalents that may be pledged as collateral for other investments of the Fund. Strategy allocation is subject to change and may have changed since the date specified.

[9]	The ten largest long and short position holdings, excluding cash and cash equivalents, are calculated based on the value of the investments divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

6	Wells Fargo Alternative Strategies Fund	Performance highlights (unaudited)

MANAGERS’ DISCUSSION

Fund highlights

∎	The Fund outperformed its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, and underperformed the HFRI Fund of Funds Composite Index for the 12-month period that ended June 30, 2017. The Fund invests assets across a number of alternative investment strategies in an effort to achieve relatively low sensitivity and low volatility relative to major equity markets. It thus benchmarks itself against the Barclays U.S. Aggregate Bond Index, despite investing in a number of equity strategies.

∎	An improving global economy and capital flows into growth sectors led to strong contributions from the equity hedged sleeve. Excellent returns from structured credit holdings also provided a boost for the event driven sleeve.

∎	The global macro sleeve was the only detractor, driven mostly by the trend-following component as the fixed-income, currency, and commodity markets underwent significant reversals over the period.

Twelve months ago, markets were reflecting a great deal of concern because of signs of global deflation and the unknown ramifications of the Brexit vote. Investors quickly gained their footing and markets proceeded to a surprising rally, which gained steam following the U.S. elections. Markets were buoyed by improving corporate earnings as well as promises of deregulation and corporate tax reform. This led to a rotation into growth-oriented sectors, led by financials, information technology, and industrials. Meanwhile, yield-oriented sectors, including telecommunication services, real estate investment trusts, and utilities, underperformed, while energy was hurt by falling commodity prices. These sector flows provided a tailwind for the Fund as most of the underlying equity exposures reflected a growth bias.

Decreasing cross-sectional correlations benefited the Fund.

A decrease in cross-sectional correlations across the U.S. equity market also benefited the Fund. Cross-sectional correlations are a key factor in the ability of alternative strategies to generate strong returns. Low cross-sectional correlation occurs when stocks and other securities are regularly moving in opposite directions. The decrease in cross-sectional correlations allowed alternative strategies to benefit more from changes in relative valuations and to profit from both bullish and bearish bets at the same time. The S&P 500 Index’s6 average monthly correlation factor for the one-year period that ended June 30, 2017, was 0.46 compared with 0.62 for the prior year. The 2007–2008 financial crisis and resulting central bank interventions led to abnormally high correlations over the past 10 years when the correlation factor averaged 0.60. This was significantly higher than the average 10-year correlation factor of 0.45 during the 10-year period that ended June 30, 2007, prior to the financial crisis, when alternative strategies posted higher returns relative to other asset classes.

Sector allocation as of June 30, 2017[7]
	Gross exposure (%)	Net exposure (%)
Consumer Discretionary	16	19
Consumer Staples	7	7
Energy	8	4
Financials	13	19
Health Care	8	11
Industrials	11	14
Information Technology	20	20
Materials	9	13
Real Estate	1	0
Telecommunication Services	3	4
Utilities	1	1
Other	3	(12)
	100	100

A subadviser change occurred during the period.

We made one subadviser change during the period; this change occurred at the very end of the period. The Fund’s event driven subadviser, River Canyon Fund Management LLC, was replaced by Ellington Global Asset Management, LLC. The two subadvisers have similar profiles, including having greater than 50% allocations to structured credit. The transition went smoothly and Ellington began deploying assets within its strategy, which comprises credit-trading strategies based on broad market or individual security assessments as well as views on relative values among potential investments. Ellington is a well-established firm with a long and successful track record of investing in structured credit over multiple credit cycles. We expect the strategy to provide risk-adjusted returns that exhibit relatively low correlation with the Fund’s other strategy sleeves.

The Fund’s equity hedged and event driven sleeves contributed to the Fund’s return for the 12-month period. The equity hedged sleeve remained the Fund’s largest weighting and we increased it as economic data showed improvement and equity markets continued to rally. Growth-oriented exposures, especially in IT and financials, led the way in the U.S. Meanwhile, the Fund’s international exposures, particularly to Europe, delivered positive returns. Within the event driven

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Alternative Strategies Fund	7

sleeve, holdings in structured credit securities were the primary driver of performance. The Fund received a boost to returns when River Canyon sold a large majority of its structured credit book through an auction process known as a BWIC (Bid Wanted in Competition), which resulted in a substantial gain.

Strategy allocation as of June 30, 2017[8]

The only strategy sleeve that subtracted from the Fund’s performance was global macro. We decreased the sleeve’s weighting, which mitigated some of the losses. The commodity trading account trend-following component was most challenged as major markets exhibited a host of trend reversals. For example, Japan’s TOPIX rallied sharply in the second half of 2016 after having trended downward over the previous several months. Long exposure to gold subtracted as the commodity turned negative after rallying over the first half of 2016. An upward turn in yields hurt long positions in U.S. and European bonds. And, the U.S. dollar strengthened for several months, only to turn downward more recently.

Ten largest long position holdings (%) as of June 30, 2017[9]
The Sherwin-Williams Company	2.01
AQR Managed Futures Strategy Fund Class I	1.87
U.S. Treasury Bill	1.39
FedEx Corporation	1.07
C.R. Bard Incorporated	1.05
Parsley Energy Incorporated Class A	0.98
Alphabet Incorporated Class C	0.87
The Home Depot Incorporated	0.87
Becton Dickinson & Company	0.83
Bank of America Corporation	0.82

Ten largest short position holdings (%) as of June 30, 2017[9]
SPDR S&P 500 ETF	(4.98)
Technology Select Sector SPDR Fund ETF	(0.79)
Occidental Petroleum Corporation	(0.58)
Consumer Staples Select Sector SPDR Fund ETF	(0.58)
The Procter & Gamble Company	(0.53)
National Oilwell Varco Incorporated	(0.29)
Schlumberger Limited	(0.32)
Baker Hughes Incorporated	(0.35)
Exxon Mobil Corporation	(0.36)
Infosys Limited ADR	(0.28)

Markets have traditionally exhibited ample price dispersion and opportunities for alternative strategies to outperform on a risk-adjusted basis. The financial crisis ushered in a new regime of aggressive central bank interventions and highly correlated markets amid a wash of liquidity. Over the past 12 months we have seen the beginnings of another potential regime change whereby the central banks have exhausted their policy options and are gravitating back toward a more normalized rate environment. We anticipate this regime shift to continue in the coming months. The Fund’s volatility profile (annualized standard deviation of 3.7%) has been more like fixed income than equities. With a correlation of just 0.1 to the Bloomberg Barclays U.S. Aggregate Bond Index, the Fund serves as a portfolio complement or even a hedge to traditional fixed income. As such, we believe the Fund is well positioned to potentially outperform fixed income in a rising-rate environment.

Please see footnotes on page 5.

8	Wells Fargo Alternative Strategies Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from January 1, 2017 to June 30, 2017.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6),then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 1-1-2017	Ending account value 6-30-2017	Expenses paid during the period¹	Annualized net expense ratio
Class A
Actual	$1,000.00	$1,025.00	$14.46	2.88%
Hypothetical (5% return before expenses)	$1,000.00	$1,010.51	$14.36	2.88%
Class C
Actual	$1,000.00	$1,026.70	$18.33	3.65%
Hypothetical (5% return before expenses)	$1,000.00	$1,006.71	$18.15	3.65%
Administrator Class
Actual	$1,000.00	$1,021.40	$13.75	2.74%
Hypothetical (5% return before expenses)	$1,000.00	$1,011.19	$13.68	2.74%
Institutional Class
Actual	$1,000.00	$1,020.40	$13.24	2.64%
Hypothetical (5% return before expenses)	$1,000.00	$1,011.68	$13.19	2.64%

[1]	Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Portfolio of investments—June 30, 2017	Wells Fargo Alternative Strategies Fund	9

Security name	Shares	Value

Common Stocks: 56.26%

Consumer Discretionary: 9.61%

Auto Components: 0.14%
Bridgestone Corporation	774	$33,307
Delphi Automotive plc	250	21,913
Pacific Industrial Company Limited	532	6,896
Stanley Electric Company Limited	1,219	36,741
Tokai Rika Company Limited	860	15,805
Toyo Tire & Rubber Company Limited	2,539	51,672
Toyota Industries Corporation	629	33,051
TS Tech Company Limited	758	22,037

		221,422

Automobiles: 0.32%
Chongqing Changchun Automobile Class B	25,300	33,377
General Motors Company	556	19,421
Isuzu Motors Limited	1,829	22,538
Mazda Motor Corporation	995	13,871
Renault SA	269	24,349
Subaru Corporation	787	26,491
Suzuki Motor Corporation	511	24,215
Thor Industries Incorporated	3,156	329,865

		494,127

Distributors: 0.01%
Paltac Corporation	573	19,283

Diversified Consumer Services: 0.07%
Kroton Educacional SA	9,853	44,225
New Oriental Education & Technology Group Incorporated ADR †	929	65,485

		109,710

Hotels, Restaurants & Leisure: 1.09%
Buffalo Wild Wings Incorporated †	700	90,734
Chipotle Mexican Grill Incorporated †	135	56,174
Compass Group plc	2,487	52,465
Domino’s Pizza Incorporated	1,914	404,868
Dunkin Brands Group Incorporated	3,255	179,416
Genting Singapore plc	25,845	20,368
H.I.S. Company Limited	1,425	42,886
Hilton Worldwide Holdings Incorporated	957	59,190
Ladbrokes Coral Group plc	12,402	18,495
Las Vegas Sands Corporation	1,134	72,451
Mandarin Oriental International Limited	12,615	25,230
McDonald’s Corporation	2,072	317,348
Melco Crown Entertainment Limited ADR	2,370	53,207
OPAP SA	4,895	55,349
Royal Caribbean Cruises Limited	1,763	192,572
Tosho Company Limited	177	8,403
Wynn Resorts Limited	205	27,495

		1,676,651

The accompanying notes are an integral part of these financial statements.

10	Wells Fargo Alternative Strategies Fund	Portfolio of investments—June 30, 2017

Security name	Shares	Value

Household Durables: 1.31%
Alpine Electronics Incorporated	1,108	$16,560
Cairn Homes plc †	48,252	82,942
Casio Computer Company Limited	1,025	15,738
D.R. Horton Incorporated (b)	10,956	378,749
Electrolux AB Class B	1,858	60,892
Neinor Homes SA †	2,233	47,285
Sekisui Chemical Company Limited	1,656	29,609
Sony Corporation	19,208	731,945
Token Corporation	154	18,922
Whirlpool Corporation	3,302	632,729

		2,015,371

Internet & Direct Marketing Retail: 0.90%
Amazon.com Incorporated †	279	270,072
Ctrip.com International Limited ADR †	2,277	122,639
Expedia Incorporated	101	15,044
JD.com Incorporated ADR †	8,840	346,705
Netflix Incorporated †	392	58,569
Qliro Group AB †	7,860	14,554
Start Today Company Limited	945	23,231
The Priceline Group Incorporated †	34	63,598
Wayfair Incorporated Class A †	6,032	463,740

		1,378,152

Leisure Products: 0.02%
Bandai Namco Holdings Incorporated	460	15,664
Sankyo Company Limited	450	15,243

		30,907

Media: 2.45%
Charter Communications Incorporated Class A †	650	218,953
CJ E&M Corporation	423	28,024
Comcast Corporation Class A (b)	28,905	1,124,982
DISH Network Corporation Class A †	5,743	360,431
Grupo Televisa SA	6,365	31,056
Liberty Global plc Lilac Class A †	3,766	81,986
M6 Metropole Television SA	470	10,940
Nippon Television Network Corporation	3,930	65,969
Scripps Networks Interactive Incorporated Class A (b)	4,978	340,047
Septeni Holdings Company Limited	3,849	12,080
SES SA	5,469	128,208
Societe Television Francaise 1 SA	3,004	42,064
The Walt Disney Company	4,100	435,625
Time Warner Incorporated (b)	7,082	711,103
TV Asahi Corporation	796	14,331
Viacom Incorporated Class B	1,846	61,970
Wolters Kluwer NV	1,137	48,134
World Wrestling Entertainment Incorporated Class A	2,936	59,806

		3,775,709

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—June 30, 2017	Wells Fargo Alternative Strategies Fund	11

Security name	Shares	Value

Multiline Retail: 0.77%
Dollar General Corporation	8,130	$586,092
Dollar Tree Incorporated †	7,416	518,527
Marks & Spencer Group plc	10,432	45,286
Ryohin Keikaku Company Limited	47	11,730
Seria Company Limited	342	16,511

		1,178,146

Specialty Retail: 2.18%
Advance Auto Parts Incorporated	535	62,376
Aoyama Trading Company Limited	492	17,519
AutoZone Incorporated †	109	62,180
CarMax Incorporated †(b)	6,535	412,097
Halfords Group plc	7,320	32,606
Hikari Tsushin Incorporated	251	26,378
Joyful Honda Company Limited	571	17,413
Lowe’s Companies Incorporated (b)	11,543	894,929
Nitori Holdings Company Limited	242	32,360
O’Reilly Automotive Incorporated †	1,387	303,392
Shimamura Company Limited	165	20,186
The Home Depot Incorporated	8,731	1,339,335
The TJX Companies Incorporated	889	64,159
ULTA Beauty Incorporated †	218	62,640

		3,347,570

Textiles, Apparel & Luxury Goods: 0.35%
Carter’s Incorporated	2,039	181,369
Crocs Incorporated †	3,831	29,537
Geox SpA	9,132	30,101
Global Brands Group Holding Limited †	147,860	15,529
Nike Incorporated Class B	3,386	199,774
Seiren Company Limited	509	7,992
Under Armour Incorporated Class C †	1,843	37,155
VF Corporation	526	30,298

		531,755

Consumer Staples: 4.58%

Beverages: 1.92%
Asahi Breweries Limited	594	22,329
Brown-Forman Corporation Class B	1,153	56,036
C&C Group plc	4,940	18,162
Coca-Cola HBC AG	707	20,792
Constellation Brands Incorporated Class A (b)	3,298	638,922
Davide Campari-Milano SpA	77,719	547,691
Diageo plc	2,635	77,854
Dr Pepper Snapple Group Incorporated	2,595	236,430
Heineken NV	1,053	102,384
Molson Coors Brewing Company Class B (b)	8,099	699,268
Monster Beverage Corporation †	7,279	361,621
PepsiCo Incorporated	491	56,706

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Alternative Strategies Fund	Portfolio of investments—June 30, 2017

Security name	Shares	Value

Beverages (continued)
The Coca-Cola Company	1,671	$74,944
Vina Concha y Toro SA	7,612	11,776
Yantai Changyu Pioneer Wine Company Limited Class B	9,335	24,332

		2,949,247

Food & Staples Retailing: 1.22%
Ain Holdings Incorporated	205	14,800
Casey’s General Stores Incorporated	5,667	606,992
Costco Wholesale Corporation	2,136	341,610
J Sainsbury plc	18,721	61,372
Metro AG	1,722	58,128
Wal-Mart de Mexico SAB de CV	22,425	51,995
Walgreens Boots Alliance Incorporated	1,056	82,695
Whole Foods Market Incorporated	15,700	661,127

		1,878,719

Food Products: 0.39%
Chocoladefabriken Lindt & Sprungli AG	7	488,007
CJ Cheiljedang Corporation	136	42,970
Nestle SA	791	68,838

		599,815

Household Products: 0.12%
Colgate-Palmolive Company	948	70,275
Lion Corporation	1,368	28,290
Reckitt Benckiser Group plc	452	45,825
The Procter & Gamble Company	388	33,814

		178,204

Personal Products: 0.25%
Ci:Z Holdings Company Limited	768	28,952
Coty Incorporated Class A	3,627	68,043
Pola Orbis Holdings Incorporated	967	25,466
The Estee Lauder Companies Incorporated Class A	2,238	214,804
Unilever NV ADR	1,016	56,154

		393,419

Tobacco: 0.68%
Altria Group Incorporated	341	25,394
British American Tobacco plc	1,233	84,054
Japan Tobacco Incorporated	798	28,004
Reynolds American Incorporated (b)	13,871	902,170

		1,039,622

Energy: 4.77%

Energy Equipment & Services: 1.26%
Fugro NV †	1,764	26,192
Halliburton Company	23,476	1,002,661

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—June 30, 2017	Wells Fargo Alternative Strategies Fund	13

Security name	Shares	Value

Energy Equipment & Services (continued)
Helmerich & Payne Incorporated	164	$8,912
Hilong Holding Limited	69,370	11,995
Nabors Industries Limited	41,400	336,996
Precision Drilling Corporation †	60,642	207,159
Saipem SpA †	8,487	31,349
TechnipFMC plc †	11,266	306,435
Trican Well Service Limited †	2,280	6,382

		1,938,081

Oil, Gas & Consumable Fuels: 3.51%
Anadarko Petroleum Corporation (b)	9,837	446,010
BP plc	22,573	130,184
Cabot Oil & Gas Corporation	709	17,782
Canadian Natural Resources Limited	565	16,295
Chevron Corporation	1,430	149,192
Cimarex Energy Company	2,320	218,103
Concho Resources Incorporated †	3,603	437,873
ConocoPhillips	14,073	618,649
Continental Resources Incorporated †	2,173	70,253
Diamondback Energy Incorporated †	83	7,371
Eni SpA	6,522	98,030
EOG Resources Incorporated	455	41,187
Hess Corporation	390	17,109
Imperial Oil Limited	1,447	42,178
Kinder Morgan Incorporated (b)	8,388	160,714
Parsley Energy Incorporated Class A †(b)	54,518	1,512,874
Phillips 66 Company	6,660	550,715
Pioneer Natural Resources Company (b)	1,746	278,626
Royal Dutch Shell plc Class B	3,041	81,690
Southwestern Energy Company †	1,120	6,810
Statoil ASA	1,289	21,368
Tesoro Corporation	3,903	365,321
Total SA	2,409	119,096

		5,407,430

Financials: 6.03%

Banks: 3.34%
Banca Popolare dell’Emilia Romagna Scarl	7,407	36,936
Banco Santander Central Hispano SA	6,946	45,950
Bank of America Corporation	52,187	1,266,057
Bank of Ireland †	385,441	101,253
Bank of Nova Scotia	706	42,452
Bank of the Ozarks Incorporated	5,578	261,441
BNP Paribas SA	2,864	206,277
CaixaBank SA	24,022	114,685
Citigroup Incorporated	12,027	804,365
Citizens Financial Group Incorporated	899	32,076
FinecoBank SpA	7,193	56,605
HDFC Bank Limited ADR	573	49,834

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Alternative Strategies Fund	Portfolio of investments—June 30, 2017

Security name	Shares	Value

Banks (continued)
HSBC Holdings plc	18,502	$171,505
ICICI Bank Limited ADR	8,610	77,230
ING Groep NV	4,129	71,211
JPMorgan Chase & Company	12,310	1,125,134
Mitsubishi UFJ Financial Group Incorporated	12,473	83,704
PNC Financial Services Group Incorporated	1,250	156,088
Regions Financial Corporation	1,665	24,376
Sberbank of Russia (a)	11,454	28,384
Societe Generale SA	1,345	72,370
Standard Chartered plc †	6,253	63,297
State Bank of India	260	11,050
Sumitomo Mitsui Trust Holdings Incorporated	516	18,438
The San-in Godo Bank Limited	1,858	15,611
UniCredit SpA †	3,979	74,304
Western Alliance Bancorp †	2,574	126,641

		5,137,274

Capital Markets: 1.44%
Affiliated Managers Group Incorporated (b)	6,225	1,032,478
ANIMA Holding SpA 144A	8,416	60,317
Deutsche Bank AG	2,381	42,220
GAM Holding AG	2,834	37,978
Ichiyoshi Securities Company Limited	3,025	25,362
Intercontinental Exchange Incorporated	2,936	193,541
Julius Baer Group Limited	1,611	84,759
Moody’s Corporation	2,281	277,552
OM Asset Management plc	16,424	244,061
UBS Group AG	12,336	208,923

		2,207,191

Diversified Financial Services: 0.57%
Amundi SA	1,320	95,509
Berkshire Hathaway Incorporated Class B †	4,613	781,304

		876,813

Insurance: 0.67%
Ageas NV	1,488	59,925
AIA Group Limited	3,955	28,900
American International Group Incorporated	2,174	135,918
Assicurazioni Generali SpA	3,922	64,550
Chubb Limited	522	75,888
Coface SA	3,284	32,932
MetLife Incorporated	1,116	61,313
MS&AD Insurance Group Holdings Incorporated	1,082	36,306
Sony Financial Holdings Incorporated	1,346	22,905
Storebrand ASA	5,209	35,938
T&D Holdings Incorporated	2,053	31,203
Tokio Marine Holdings Incorporated	1,271	52,558
W.R. Berkley Corporation	4,206	290,929

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—June 30, 2017	Wells Fargo Alternative Strategies Fund	15

Security name	Shares	Value

Insurance (continued)
Willis Towers Watson plc	408	$59,348
Zurich Insurance Group AG	160	46,570

		1,035,183

Thrifts & Mortgage Finance: 0.01%
Genworth Mortgage Insurance	6,394	14,399

Health Care: 4.66%

Biotechnology: 0.06%
Alder Biopharmaceuticals Incorporated †	431	4,935
Biogen Incorporated	88	23,880
Ionis Pharmaceuticals Incorporated †	368	18,720
Regeneron Pharmaceuticals Incorporated †	94	46,167

		93,702

Health Care Equipment & Supplies: 2.54%
Align Technology Incorporated †	235	35,278
Becton Dickinson & Company	6,510	1,270,166
Boston Scientific Corporation †	3,851	106,750
C.R. Bard Incorporated (b)	5,112	1,615,954
Dentsply Sirona Incorporated	6,784	439,875
Hologic Incorporated †	1,373	62,307
IDEXX Laboratories Incorporated †	1,038	167,554
Insulet Corporation †	1,300	66,703
Medtronic plc	784	69,580
Nipro Corporation	500	6,513
Shandong Weigao Group Medical Polymer Company Limited H Shares	33,335	26,173
Steris plc	490	39,935

		3,906,788

Health Care Providers & Services: 1.11%
Acadia Healthcare Company Incorporated †	599	29,579
BML incorporated	960	18,649
Cardinal Health Incorporated	1,424	110,958
Envision Healthcare Corporation †	422	26,447
McKesson Corporation	653	107,445
Medipal Holdings Corporation	890	16,443
UnitedHealth Group Incorporated (b)	4,241	786,366
Universal Health Services Incorporated Class B (b)	5,020	612,842

		1,708,729

Health Care Technology: 0.02%
Agfa-Gevaert NV †	5,881	28,614

Life Sciences Tools & Services: 0.14%
Mettler-Toledo International Incorporated †	380	223,645

Pharmaceuticals: 0.79%
Allergan plc	1,595	387,729
Almirall SA	1,755	28,584

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Alternative Strategies Fund	Portfolio of investments—June 30, 2017

Security name	Shares	Value

Pharmaceuticals (continued)
AstraZeneca plc	2,817	$188,403
AstraZeneca plc ADR	1,662	56,658
Bristol-Myers Squibb Company	2,490	138,743
Johnson & Johnson	563	74,479
Merck & Company Incorporated	1,093	70,050
Mylan NV †	1,180	45,808
Novartis AG	1,328	110,517
Ono Pharmaceutical Company Limited	1,991	43,387
Roche Holding AG	208	52,971
Teva Pharmaceutical Industries Limited ADR	402	13,354

		1,210,683

Industrials: 6.45%

Aerospace & Defense: 1.35%
Airbus Group NV	11,446	941,259
Cobham plc	64,654	109,134
Leonardo-Finmeccanica SpA	5,153	85,634
Lockheed Martin Corporation	1,287	357,284
Qinetiq Group plc	15,892	55,927
Rockwell Collins Incorporated	3,935	413,490
Ultra Electronics Holdings plc	2,288	61,031
United Technologies Corporation	386	47,134

		2,070,893

Air Freight & Logistics: 1.17%
Correios de Portugal SA	2,017	12,770
FedEx Corporation	7,569	1,644,971
PostNL	12,791	59,708
United Parcel Service Incorporated Class B	726	80,288

		1,797,737

Airlines: 0.11%
Air France-KLM †	1,392	19,850
Air New Zealand Limited	13,856	33,101
Deutsche Lufthansa AG	1,544	35,137
Japan Airlines Company Limited	1,536	47,442
SAS AB †	15,469	33,785

		169,315

Building Products: 0.53%
Assa Abloy AB Class B	2,076	45,612
Compagnie de Saint-Gobain SA	4,376	233,809
Fortune Brands Home & Security Incorporated	7,367	480,623
Sanwa Holdings Corporation	5,885	61,950

		821,994

Commercial Services & Supplies: 0.22%
Aeon Delight Company Limited	692	22,364
Atento SA †	2,050	22,858

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—June 30, 2017	Wells Fargo Alternative Strategies Fund	17

Security name	Shares	Value

Commercial Services & Supplies (continued)
Berendsen plc	2,535	$40,611
KAR Auction Services Incorporated	4,340	182,150
Nippon Kanzai Company Limited	1,385	24,480
Steelcase Incorporated Class A	1,880	26,320
Toppan Printing Company Limited	1,489	16,310

		335,093

Construction & Engineering: 0.11%
Hazama Ando Corporation	4,029	25,361
JGC Corporation	1,142	18,499
Kinden Corporation	1,428	22,980
Nippo Corporation (b)	978	19,643
Taisei Corporation	2,229	20,333
Toshiba Plant Systems & Services Corporation	900	14,179
Vinci SA	603	51,468

		172,463

Electrical Equipment: 0.34%
Denyo Company Limited	1,110	19,254
Eaton Corporation plc	199	15,488
Legrand SA	1,193	83,458
Mitsubishi Electric Corporation	2,307	33,136
Rockwell Automation Incorporated	1,796	290,880
Schneider Electric SE	537	41,259
Ushio Incorporated	963	12,089
Zumtobel Group AG	1,816	33,684

		529,248

Industrial Conglomerates: 0.13%
Honeywell International Incorporated	267	35,588
Koninklijke Philips NV	679	24,115
Rheinmetall AG	1,420	134,808

		194,511

Machinery: 0.88%
Alstom SA †	5,280	184,595
Daifuku Company Limited	1,218	36,332
FANUC Corporation	86	16,558
Harmonic Drive Systems Incorporated	952	32,925
Hino Motors Limited	2,594	28,759
Komatsu Limited	751	19,060
Makita Corporation	440	16,254
Mitsubishi Heavy Industries Limited	6,345	25,938
Mueller Water Products Incorporated Class A	4,123	48,157
SMC Corporation	81	24,593
Tadano Limited	1,381	16,563
Takuma Company Limited	2,508	25,152
The Middleby Corporation †	393	47,753
The Timken Company	8,133	376,151
Toshiba Machine Company Limited	2,939	13,170
Xylem Incorporated	7,942	440,225

		1,352,185

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Alternative Strategies Fund	Portfolio of investments—June 30, 2017

Security name	Shares	Value

Marine: 0.04%
DS Norden AS †	1,653	$30,037
Kuehne & Nagel International AG	209	34,873

		64,910

Professional Services: 0.19%
Adecco SA	563	42,802
Experian Group Limited plc	3,017	61,889
Hays plc	18,931	40,930
IHS Markit Limited †	342	15,062
Nomura Company Limited	446	10,151
Recruit Holdings Company Limited	998	17,134
SThree plc	1,927	7,730
TechnoPro Holdings Incorporated	654	26,282
Temp Holdings Company Limited	529	9,905
TransUnion †	1,427	61,803

		293,688

Road & Rail: 1.19%
Canadian National Railway Company	872	70,753
CSX Corporation (b)	6,331	345,419
DSV AS	1,316	80,856
Genesee & Wyoming Incorporated Class A †	483	33,032
Go-Ahead Group plc	1,489	34,113
Hitachi Transport System Limited	640	15,028
J.B. Hunt Transport Services Incorporated	282	25,769
Knight Transportation Incorporated	1,102	40,829
Localiza Rent a Car SA	1	7
Old Dominion Freight Line Incorporated	3,213	306,006
Swift Transportation Company †	670	17,755
Union Pacific Corporation (b)	7,837	853,528

		1,823,095

Trading Companies & Distributors: 0.18%
Fastenal Company	1,824	79,399
Itochu Corporation	2,795	41,475
Rexel SA	6,832	111,780
SIG plc	22,539	43,623

		276,277

Transportation Infrastructure: 0.01%
Hamburger Hafen und Logistik AG	902	19,698

Information Technology: 12.20%

Communications Equipment: 1.23%
Acacia Communications Incorporated †	492	20,403
Cisco Systems Incorporated	692	21,660
Juniper Networks Incorporated (b)	29,863	832,580
Nokia Oyj	17,329	105,988
Palo Alto Networks Incorporated †(b)	6,388	854,778
Telefonaktiebolaget LM Ericsson Class B	9,005	64,400

		1,899,809

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—June 30, 2017	Wells Fargo Alternative Strategies Fund	19

Security name	Shares	Value

Electronic Equipment, Instruments & Components: 0.24%
Ai Holdings Corporation	525	$14,120
Alps Electric Company Limited	1,185	34,136
Amano Corporation	685	14,245
Flextronics International Limited †	7,852	128,066
Hosiden Corporation	1,077	12,324
Keysight Technologies Incorporated †	182	7,085
Largan Precision Company Limited	280	44,642
Samsung SDI Company Limited	430	64,454
Siix Corporation	382	15,114
WPG Holdings Company Limited	14,225	18,985
Yaskawa Electric Corporation	446	9,441

		362,612

Internet Software & Services: 2.63%
Alibaba Group Holding Limited ADR †	6,507	916,836
Alphabet Incorporated Class A †	455	423,004
Alphabet Incorporated Class C †(b)	1,475	1,340,377
CoStar Group Incorporated †	95	25,042
Dena Company Limited	745	16,665
Facebook Incorporated Class A †	6,345	957,968
GoDaddy Incorporated Class A †	1,065	45,177
Just Eat plc †	5,319	45,377
Mimecast Limited †	1,228	32,886
SMS Company Limited	1,183	35,866
Tencent Holdings Limited	1,523	54,464
Weibo Corporation ADR †	443	29,446
Yandex NV Class A †	4,440	116,505

		4,039,613

IT Services: 1.98%
Accenture plc Class A	580	71,734
Alliance Data Systems Corporation	306	78,547
Amdocs Limited	350	22,561
Automatic Data Processing Incorporated	603	61,783
Capgemini SA	347	35,860
Cerved Information Solutions SpA	7,964	85,230
Cognizant Technology Solutions Corporation Class A (b)	19,006	1,261,999
Convergys Corporation	5,021	119,399
CSRA Incorporated	1,510	47,943
DTS Corporation	482	14,763
Gartner Incorporated †	848	104,736
Genpact Limited	705	19,620
MasterCard Incorporated Class A	4,851	589,154
NETS AS †	1,849	36,779
Sopra Steria Group	210	33,519
Visa Incorporated Class A	4,968	465,899

		3,049,526

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Alternative Strategies Fund	Portfolio of investments—June 30, 2017

Security name	Shares	Value

Semiconductors & Semiconductor Equipment: 1.32%
Advanced Micro Devices Incorporated †(b)	41,280	$515,174
Broadcom Limited	1,317	306,927
Intel Corporation	11,686	394,286
Microchip Technology Incorporated	203	15,668
Micron Technology Incorporated †	1,248	37,265
NXP Semiconductors NV †	2,404	263,118
QUALCOMM Incorporated	1,724	95,199
Renesas Electronics Corporation †	1,242	10,811
Silicon Motion Technology Corporation ADR	491	23,681
Skyworks Solutions Incorporated	280	26,866
Sumco Corporation	429	6,206
Teradyne Incorporated	7,744	232,552
Tokyo Electron Limited	301	40,570
Tokyo Seimitsu Company Limited	632	20,313
X-Fab Silicon Foundries SE †	4,462	44,847

		2,033,483

Software: 3.37%
Autodesk Incorporated †	3,525	355,391
Konami Holdings Corporation	250	13,870
Microsoft Corporation	17,691	1,219,441
Miroku Jyoho Service Company Limited	774	16,399
Mobileye NV †	4,929	309,541
Nintendo Company Limited	276	92,462
Nuance Communications Incorporated †(b)	39,316	684,492
Oracle Corporation	3,808	190,933
PTC Incorporated †	3,808	209,897
Red Hat Incorporated †	2,093	200,405
Salesforce.com Incorporated †(b)	11,838	1,025,171
ServiceNow Incorporated †	675	71,550
Symantec Corporation	12,238	345,724
The Descartes Systems Group Incorporated †	1,333	32,431
Verint Systems Incorporated †(b)	7,255	295,278
Workday Incorporated Class A †	1,214	117,758

		5,180,743

Technology Hardware, Storage & Peripherals: 1.43%
Catcher Technology Company Limited	6,545	78,209
HP Incorporated (b)	20,275	354,407
NetApp Incorporated (b)	23,444	938,932
Samsung Electronics Company Limited	42	87,256
Western Digital Corporation (b)	8,383	742,734

		2,201,538

Materials: 5.13%

Chemicals: 3.23%
Adeka Corporation	1,005	15,279
Celanese Corporation Series A	384	36,457
Daicel Chemical Industries Limited	2,235	27,760

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—June 30, 2017	Wells Fargo Alternative Strategies Fund	21

Security name	Shares	Value

Chemicals (continued)
Fujimi Incorporated	575	$11,860
Ingevity Corporation †	8,057	462,472
JSR Corporation	1,403	24,162
LG Chem Limited	93	23,653
Platform Specialty Products Corporation †	3,741	47,436
PPG Industries Incorporated (b)	3,637	399,925
Praxair Incorporated	3,161	418,991
Sanyo Chemical Industries Limited	409	19,200
The Chemours Company	10,262	389,135
The Sherwin-Williams Company	8,798	3,087,746

		4,964,076

Construction Materials: 1.10%
Buzzi Unicem SpA	1,472	36,634
CRH plc	1,470	52,006
CRH plc - London Exchange	2,447	87,135
Ibstock plc 144A	12,763	40,827
LafargeHolcim Limited - BATS Exchange	3,444	197,180
Martin Marietta Materials Incorporated	3,196	711,366
Sumitomo Osaka Cement Company	6,120	29,002
Taiheiyo Cement Corporation	7,250	26,364
Vicat SA	446	31,415
Vulcan Materials Company	3,424	433,752
Wienerberger AG	2,291	52,045

		1,697,726

Containers & Packaging: 0.63%
Ball Corporation	16,230	685,068
International Paper Company	1,632	92,388
RPC Group plc	4,392	43,017
Smurfit Kappa Group plc	2,749	85,574
WestRock Company	955	54,110

		960,157

Metals & Mining: 0.15%
Anglo American plc †	2,711	36,157
Constellium NV Class A †	799	5,513
First Quantum Minerals Limited	2,315	19,583
Glencore International plc	6,258	23,409
Klondex Mines Limited †	7,498	25,267
Lonmin plc †	2,542	2,177
Randgold Resources Limited ADR	231	20,434
Reliance Steel & Aluminum Company	546	39,754
Salzgitter AG	976	39,813
Yamato Kogyo Company Limited	746	19,102

		231,209

Paper & Forest Products: 0.02%
Kapstone Paper & Packaging Corporation	1,583	32,657

The accompanying notes are an integral part of these financial statements.

22	Wells Fargo Alternative Strategies Fund	Portfolio of investments—June 30, 2017

Security name	Shares	Value

Real Estate: 0.50%

Equity REITs: 0.35%
American Tower Corporation	564	$74,628
Axiare Patrimonio SOCIMI SA	932	15,816
Equinix Incorporated	115	49,353
Grivalia Properties Real Estate Investment Company	5,580	58,315
Hibernia REIT plc	54,932	86,268
Host Hotels & Resorts Incorporated	1,461	26,692
Irish Residential Properties REIT plc	26,486	41,141
LaSalle Logiport REIT	30	30,220
National Storage REIT NPV	25,596	29,706
Public Storage Incorporated	412	85,914
Simon Property Group Incorporated	129	20,867
STORE Capital Corporation	1,046	23,483

		542,403

Real Estate Management & Development: 0.15%
BR Malls Participacoes SA	7,393	26,669
Corporacion Inmobiliaria Vesta SAB de CV	20,740	30,626
Daito Trust Construction Company Limited	178	27,687
Daiwa House Industry Company Limited	1,250	42,654
LEG Immobilien AG	454	42,681
Realogy Holdings Corporation	1,733	56,236

		226,553

Telecommunication Services: 2.01%

Diversified Telecommunication Services: 1.58%
BT Group plc	39,490	151,601
Cellnex Telecom SA 144A	20,615	425,230
Hellenic Telecommunications Organization SA	6,245	75,179
KT Corporation ADR	1,827	30,401
Level 3 Communications Incorporated †	10,101	598,989
Nippon Telegraph & Telephone Corporation	2,750	129,829
Verizon Communications Incorporated (b)	22,943	1,024,634

		2,435,863

Wireless Telecommunication Services: 0.43%
KDDI Corporation	2,504	66,232
Orange Belgium SA	1,243	29,104
SoftBank Group Corporation	240	19,411
Sprint Corporation †	2,375	19,499
VEON Limited ADR	133,325	521,301

		655,547

Utilities: 0.32%

Electric Utilities: 0.07%
Iberdrola SA	8,207	64,987
Power Assets Holdings Limited	5,740	50,692

		115,679

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—June 30, 2017	Wells Fargo Alternative Strategies Fund	23

Security name			Shares	Value

Gas Utilities: 0.01%
Infraestructura Energetica Nova SAB de CV			3,100	$16,523

Multi-Utilities: 0.24%
Centrica plc			23,036	60,066
E.ON SE			13,242	124,746
Engie SA			3,243	48,948
National Grid plc			4,783	59,293
RWE AG †			1,697	33,812
Veolia Environnement SA			1,965	41,520

				368,385

Total Common Stocks (Cost $73,790,934)				86,541,570

	Interest rate	Maturity date	Principal

Corporate Bonds and Notes: 0.68%

Financials: 0.68%

Insurance: 0.68%
Ambac Assurance Corporation 144A	5.10%	6-7-2020	$828,226	1,043,565

Total Corporate Bonds and Notes (Cost $919,718)				1,043,565

			Shares
Investment Companies: 2.31%

Alternative Investment Funds: 1.87%
AQR Managed Futures Strategy Fund Class I			326,654	2,874,557

Closed-End Funds: 0.44%
Altaba Incorporated			12,401	675,606

Total Investment Companies (Cost $3,730,438)				3,550,163

		Expiration date
Participation Notes: 1.80%

Financials: 1.16%

Banks: 1.16%
HSBC Bank plc (Alinma AB) †		1-22-2018	265,086	1,076,560
Morgan Stanley BV (Al-Rajhi Bank) †		7-2-2018	38,480	715,700

				1,792,260

Materials: 0.64%

Chemicals: 0.64%
Merrill Lynch International & Company CV (Saudi Basic Industries Corporation) †		2-12-2020	36,085	984,648

Total Participation Notes (Cost $2,554,098)				2,776,908

The accompanying notes are an integral part of these financial statements.

24	Wells Fargo Alternative Strategies Fund	Portfolio of investments—June 30, 2017

Security name	Dividend yield		Shares	Value

Preferred Stocks: 0.10%

Consumer Discretionary: 0.05%

Automobiles: 0.05%
Volkswagen AG	1.47%		433	$65,948

Industrials: 0.03%

Transportation Infrastructure: 0.03%
Uber Technologies Incorporated (a)(i)†	0.00		1,216	50,411

Utilities: 0.02%

Water Utilities: 0.02%
Companhia de Saneamento do Parana	5.93		10,350	34,053

Total Preferred Stocks (Cost $115,330)				150,412

	Strike price	Expiration date	Contracts
Purchased Call Options: 0.02%
Dollar General Corporation	$70	8-18-2017	5,500	22,000
Salesforce.com Incorporated	93	11-17-2017	2,500	8,125
Verizon Communications Incorporated	45	8-18-2017	14,800	10,656

Total Purchased Call Options (Cost $57,171)				40,781

Purchased Put Options: 0.17%
Amphenol Corporation (a)	70	7-21-2017	4,900	1,197
iShares China Large-Cap ETF	39	7-21-2017	49,100	8,347
PowerShares QQQ Trust Series I	138	7-21-2017	27,000	61,020
S&P 500 Index	2,025	9-15-2017	1,700	6,035
S&P 500 Index (a)	1,975	12-15-2017	1,700	18,473
S&P 500 Index (a)	2,175	3-16-2018	600	26,962
S&P 500 Index (a)	2,150	6-15-2018	1,300	77,812
Snap Incorporated	20	8-18-2017	13,500	58,050

Total Purchased Put Options (Cost $524,457)				257,896

	Yield		Shares
Short-Term Investments: 30.18%

Investment Companies: 28.79%
Wells Fargo Government Money Market Fund Select Class (l)(u)	0.86%		44,279,060	44,279,060

		Maturity date	Principal
U.S. Treasury Securities: 1.39%
U.S. Treasury Bill #(z)	1.07	12-7-2017	$2,155,000	2,144,945

Total Short-Term Investments (Cost $46,423,822)				46,424,005

			Shares
Securities Sold Short: (19.87%)

Common Stocks: (12.64%)

Consumer Discretionary: (1.74%)

Automobiles: (0.23%)
Toyota Motor Corporation ADR			(3,351)	(351,922)

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—June 30, 2017	Wells Fargo Alternative Strategies Fund	25

Security name	Shares	Value

Hotels, Restaurants & Leisure: (0.22%)
Chipotle Mexican Grill Incorporated †	(576)	$(239,674)
Domino’s Pizza Incorporated	(474)	(100,265)

		(339,939)

Household Durables: (0.07%)
Electrolux AB Series B	(3,298)	(108,084)

Internet & Direct Marketing Retail: (0.07%)
Netflix Incorporated †	(761)	(113,701)

Multiline Retail: (0.28%)
Kohl’s Corporation	(3,608)	(139,521)
Nordstrom Incorporated	(3,317)	(158,652)
Target Corporation	(2,514)	(131,457)

		(429,630)

Specialty Retail: (0.38%)
Advance Auto Parts Incorporated	(1,112)	(129,648)
Best Buy Company Incorporated	(3,123)	(179,042)
L Brands Incorporated	(2,687)	(144,802)
The Gap Incorporated	(6,163)	(135,524)

		(589,016)

Textiles, Apparel & Luxury Goods: (0.49%)
Michael Kors Holdings Limited †	(4,179)	(151,489)
Nike Incorporated Class B	(6,393)	(377,187)
The Swatch Group AG	(601)	(221,936)

		(750,612)

Consumer Staples: (1.77%)

Beverages: (0.18%)
Constellation Brands Incorporated Class A	(1,443)	(279,552)

Food & Staples Retailing: (0.17%)
Wal-Mart Stores Incorporated	(3,383)	(256,025)

Food Products: (0.56%)
Hormel Foods Corporation	(12,112)	(413,140)
The Kraft Heinz Company	(5,259)	(450,381)

		(863,521)

Household Products: (0.53%)
The Procter & Gamble Company	(9,438)	(822,522)

Tobacco: (0.33%)
British American Tobacco plc ADR	(7,299)	(500,273)

Energy: (3.08%)

Energy Equipment & Services: (1.20%)
Baker Hughes Incorporated	(9,924)	(540,957)
Helmerich & Payne Incorporated	(6,583)	(357,720)

The accompanying notes are an integral part of these financial statements.

26	Wells Fargo Alternative Strategies Fund	Portfolio of investments—June 30, 2017

Security name	Shares	Value

Energy Equipment & Services (continued)
National Oilwell Varco Incorporated	(13,537)	$(445,909)
Schlumberger Limited	(7,575)	(498,738)

		(1,843,324)

Oil, Gas & Consumable Fuels: (1.88%)
Apache Corporation	(9,679)	(463,914)
EOG Resources Incorporated	(2,798)	(253,275)
Exxon Mobil Corporation	(6,777)	(547,107)
Hess Corporation	(3,606)	(158,195)
Marathon Oil Corporation	(7,938)	(94,065)
Noble Energy Incorporated	(4,813)	(136,208)
Occidental Petroleum Corporation	(14,990)	(897,452)
Valero Energy Corporation	(5,024)	(338,919)

		(2,889,135)

Health Care: (0.18%)

Health Care Equipment & Supplies: (0.18%)
Becton Dickinson & Company	(1,417)	(276,471)

Industrials: (0.68%)

Aerospace & Defense: (0.30%)
The Boeing Company	(745)	(147,324)
United Technologies Corporation	(2,547)	(311,014)

		(458,338)

Industrial Conglomerates: (0.10%)
General Electric Company	(5,537)	(149,554)

Road & Rail: (0.15%)
Union Pacific Corporation	(2,076)	(226,097)

Trading Companies & Distributors: (0.13%)
W.W. Grainger Incorporated	(1,165)	(210,318)

Information Technology: (3.81%)

Communications Equipment: (0.14%)
F5 Networks Incorporated †	(1,766)	(224,388)

Electronic Equipment, Instruments & Components: (0.86%)
Amphenol Corporation Class A	(4,715)	(348,061)
CDW Corporation	(5,375)	(336,099)
Corning Incorporated	(21,143)	(635,347)

		(1,319,507)

IT Services: (1.47%)
Accenture plc Class A	(3,997)	(494,349)
Automatic Data Processing Incorporated	(983)	(100,718)
DXC Technology Company	(6,655)	(510,572)

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—June 30, 2017	Wells Fargo Alternative Strategies Fund	27

Security name	Shares	Value

IT Services (continued)
Gartner Incorporated †	(841)	$(103,872)
Infosys Limited ADR	(28,356)	(425,907)
International Business Machines Corporation	(2,417)	(371,807)
Square Incorporated Class A †	(6,323)	(148,338)
The Western Union Company	(5,620)	(107,061)

		(2,262,624)

Semiconductors & Semiconductor Equipment: (0.25%)
Intel Corporation	(11,530)	(389,022)

Software: (1.08%)
Activision Blizzard Incorporated	(5,120)	(294,758)
Computer Associates International Incorporated	(10,863)	(374,448)
Electronic Arts Incorporated †	(3,137)	(331,644)
ServiceNow Incorporated †	(1,450)	(153,700)
Snap Incorporated Class A †	(10,759)	(191,187)
Workday Incorporated Class A †	(3,294)	(319,518)

		(1,665,255)

Technology Hardware, Storage & Peripherals: (0.01%)
NetApp Incorporated	(185)	(7,409)
Seagate Technology plc	(11)	(426)

		(7,835)

Materials: (0.38%)

Chemicals: (0.10%)
CF Industries Holdings Incorporated	(5,109)	(142,849)

Metals & Mining: (0.28%)
Vale SA	(49,704)	(434,910)

Real Estate: (0.65%)

Equity REITs: (0.65%)
Digital Realty Trust Incorporated	(1,878)	(212,120)
Equinix Incorporated	(494)	(212,005)
Host Hotels & Resorts Incorporated	(4,384)	(80,096)
Iron Mountain Incorporated	(7,847)	(269,623)
Public Storage Incorporated	(1,058)	(220,625)

		(994,469)

Telecommunication Services: (0.35%)

Diversified Telecommunication Services: (0.35%)
AT&T Incorporated	(5,223)	(197,064)
CenturyLink Incorporated	(14,429)	(344,565)

		(541,629)

Total Common Stocks - Securities Sold Short (Proceeds $(20,137,364))		(19,440,522)

The accompanying notes are an integral part of these financial statements.

28	Wells Fargo Alternative Strategies Fund	Portfolio of investments—June 30, 2017

Security name	Shares	Value

Exchange-Traded Funds: (7.23%)
Consumer Discretionary Select Sector SPDR Fund	(4,829)	$(432,823)
Consumer Staples Select Sector SPDR Fund	(16,283)	(894,588)
Health Care Select Sector SPDR Fund	(3,468)	(274,804)
Industrial Select Sector SPDR Fund	(4,744)	(323,114)
SPDR S&P 500 ETF	(31,652)	(7,653,454)
Technology Select Sector SPDR Fund	(22,210)	(1,215,331)
VanEck Vectors Semiconductor ETF	(4,032)	(330,060)

Total Exchange-Traded Funds - Securities Sold Short (Proceeds $(10,677,411))		(11,124,174)

Total Securities Sold Short (Proceeds $(30,814,775))		(30,564,696)

Total investments in securities (excluding securities sold short) (Cost $128,115,968) *	91.52%	140,785,300
Total securities sold short (Proceeds $(30,814,775))	(19.87)	(30,564,696)
Other assets and liabilities, net	28.35	43,603,768

Total net assets	100.00%	$153,824,372

†	Non-income-earning security

(b)	All or a portion of this security is segregated as collateral for securities sold short.

(a)	The security is fair valued in accordance with procedures approved by the Board of Trustees.

144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.

(i)	Illiquid security for which the designation as illiquid is unaudited.

(l)	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.

(u)	The rate represents the 7-day annualized yield at period end.

#	All or a portion of this security is segregated as collateral for investments in derivative instruments.

(z)	Zero coupon security. The rate represents the current yield to maturity.

*	Cost for federal income tax purposes is $132,968,388 and unrealized gains (losses) consists of:

Gross unrealized gains	$16,424,097
Gross unrealized losses	(8,607,185)

Net unrealized gains	$7,816,912

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities—June 30, 2017	Wells Fargo Alternative Strategies Fund	29

Assets
Investments
In unaffiliated securities, at value (cost $83,836,908)	$96,506,240
In affiliated securities, at value (cost $44,279,060)	44,279,060

Total investments in securities, at value (cost $128,115,968)	140,785,300
Cash	73,161
Cash at prime broker segregated for securities sold short	30,072,185
Cash at prime broker segregated for derivatives	4,884,356
Foreign currency, at value (cost $7,168,941)	7,343,506
Receivable for investments sold	9,029,379
Receivable for Fund shares sold	4,193,728
Receivable for dividends and interest	160,385
Receivable for daily variation margin on open futures contracts	88,927
Unrealized gains on forward foreign currency contracts	53,103
Unrealized gains on total return swap transactions	96,241
Prepaid expenses and other assets	55,517

Total assets	196,835,788

Liabilities
Dividends payable on securities sold short	67,780
Payable for investments purchased	7,406,651
Payable for Fund shares redeemed	4,039,770
Unrealized losses on total return swap transactions	75,742
Unrealized losses on forward foreign currency contracts	140,192
Payable for daily variation margin on open futures contracts	243,512
Written options, at value (premiums received $220,846)	71,435
Payable for securities sold short, at value (proceeds $30,814,775)	30,564,696
Management fee payable	216,064
Distribution fee payable	3,467
Administration fees payable	18,736
Accrued expenses and other liabilities	163,371

Total liabilities	43,011,416

Total net assets	$153,824,372

NET ASSETS CONSIST OF
Paid-in capital	$148,242,417
Accumulated net investment loss	(476,209)
Accumulated net realized losses on investments	(6,873,899)
Net unrealized gains on investments	12,932,063

Total net assets	$153,824,372

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE
Net assets – Class A	$8,681,083
Shares outstanding – Class A1	834,318
Net asset value per share – Class A	$10.41
Maximum offering price per share – Class A2	$11.05
Net assets – Class C	$5,201,374
Shares outstanding – Class C1	512,086
Net asset value per share – Class C	$10.16
Net assets – Administrator Class	$2,228,219
Shares outstanding – Administrator Class[1]	212,041
Net asset value per share – Administrator Class	$10.51
Net assets – Institutional Class	$137,713,696
Shares outstanding – Institutional Class[1]	13,130,224
Net asset value per share – Institutional Class	$10.49

[1]	The Fund has an unlimited number of authorized shares.

[2]	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

30	Wells Fargo Alternative Strategies Fund	Statement of operations—year ended June 30, 2017

Investment income
Interest	$2,030,937
Dividends (net of foreign withholding taxes of $47,745)	1,746,704
Income from affiliated securities	189,659

Total investment income	3,967,300

Expenses
Management fee	3,635,011
Administration fees
Class A	29,747
Class C	17,267
Administrator Class	19,570
Institutional Class	221,355
Shareholder servicing fees
Class A	35,414
Class C	20,556
Administrator Class	36,816
Distribution fee
Class C	61,668
Custody and accounting fees	269,037
Professional fees	93,252
Registration fees	104,265
Shareholder report expenses	70,004
Trustees’ fees and expenses	21,851
Dividend expense on securities sold short	998,384
Prime broker fees	511,495
Other fees and expenses	100,921

Total expenses	6,246,613
Less: Fee waivers and/or expense reimbursements	(651,488)

Net expenses	5,595,125

Net investment loss	(1,627,825)

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS

Net realized gains (losses) on:
Unaffiliated securities	12,838,985
Securities sold short	(8,462,276)
Futures transactions	(1,413,167)
Forward foreign currency contract transactions	410,983
Foreign currency and foreign currency translations	2,272
Written options	370,726
Credit default swap transactions	998
Total return swap transactions	86,653

Net realized gains on investments	3,835,174

Net change in unrealized gains (losses) on:
Unaffiliated securities	5,342,025
Securities sold short	784,351
Futures transactions	(1,086,782)
Forward foreign currency contract transactions	(193,856)
Foreign currency and foreign currency translations	(151,947)
Written options	44,839
Credit default swap transactions	(385)
Total return swap transactions	196,230

Net change in unrealized gains (losses) on investments	4,934,475

Net realized and unrealized gains (losses) on investments	8,769,649

Net increase in net assets resulting from operations	$7,141,824

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets	Wells Fargo Alternative Strategies Fund	31

	Year ended June 30, 2017		Year ended June 30, 2016

Operations
Net investment loss		$(1,627,825)		$(1,733,443)
Net realized gains (losses) on investments		3,835,174		(7,419,092)
Net change in unrealized gains (losses) on investments		4,934,475		2,956,492

Net increase (decrease) in net assets resulting from operations		7,141,824		(6,196,043)

Distributions to shareholders from
Net realized gains
Class A		0		(223,836)
Class C		0		(188,485)
Administrator Class		0		(361,883)
Institutional Class		0		(3,490,785)

Total distributions to shareholders		0		(4,264,989)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	263,309	2,659,939	1,817,481	18,623,286
Class C	77,833	766,514	1,350,979	13,802,561
Administrator Class	915,847	9,230,631	6,586,679	67,641,035
Institutional Class	6,381,324	64,402,389	16,461,170	170,134,081

		77,059,473		270,200,963

Reinvestment of distributions
Class A	0	0	22,001	223,789
Class C	0	0	18,330	184,236
Administrator Class	0	0	35,306	360,174
Institutional Class	0	0	238,285	2,433,253

		0		3,201,452

Payment for shares redeemed
Class A	(1,189,039)	(12,053,203)	(470,113)	(4,738,024)
Class C	(852,807)	(8,408,646)	(310,737)	(3,077,186)
Administrator Class	(4,207,404)	(42,130,566)	(3,715,198)	(38,113,736)
Institutional Class	(11,686,157)	(118,794,112)	(10,183,562)	(105,316,859)

		(181,386,527)		(151,245,805)

Net increase (decrease) in net assets resulting from capital share transactions		(104,327,054)		122,156,610

Total increase (decrease) in net assets		(97,185,230)		111,695,578

Net assets
Beginning of period		251,009,602		139,314,024

End of period		$153,824,372		$251,009,602

Accumulated net investment loss		$(476,209)		$(1,278,703)

The accompanying notes are an integral part of these financial statements.

32	Wells Fargo Alternative Strategies Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended June 30			Year ended July 31, 2014[2]
CLASS A	2017	2016	2015[1]
Net asset value, beginning of period	$10.01	$10.58	$10.08	$10.00
Net investment loss	(0.10)[3]	(0.10)[3]	(0.06)[3]	(0.04)
Net realized and unrealized gains (losses) on investments	0.50	(0.28)	0.71	0.12

Total from investment operations	0.40	(0.38)	0.65	0.08
Distributions to shareholders from
Net realized gains	0.00	(0.19)	(0.15)	0.00
Net asset value, end of period	$10.41	$10.01	$10.58	$10.08
Total return[4]	4.00%	(3.65)%	6.49%	0.80%
Ratios to average net assets (annualized)
Gross expenses[5]	3.25%	3.36%	3.40%	3.77%
Net expenses[5]	2.87%	2.95%	2.93%	3.00%
Net investment loss[5]	(0.96)%	(0.96)%	(0.64)%	(1.70)%
Supplemental data
Portfolio turnover rate	237%	284%	237%	92%
Net assets, end of period (000s omitted)	$8,681	$17,616	$4,133	$1,571

[1]	For the eleven months ended June 30, 2015. The Fund changed its fiscal year end from July 31 to June 30, effective June 30, 2015.
[2]	For the period from April 30, 2014 (commencement of class operations) to July 31, 2014
[3]	Calculated based upon average shares outstanding
[4]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.
[5]	Ratios include prime broker fees and dividend expense on securities sold short as follows:

Year ended June 30, 2017	0.72%
Year ended June 30, 2016	0.83%
Year ended June 30, 2015[1]	0.64%
Year ended July 31, 2014[2]	0.58%

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Alternative Strategies Fund	33

(For a share outstanding throughout each period)

	Year ended June 30			Year ended July 31, 2014[2]
CLASS C	2017	2016	2015[1]
Net asset value, beginning of period	$9.84	$10.49	$10.06	$10.00
Net investment loss	(0.17)	(0.17)[3]	(0.13)[3]	(0.06)
Net realized and unrealized gains (losses) on investments	0.49	(0.29)	0.71	0.12

Total from investment operations	0.32	(0.46)	0.58	0.06
Distributions to shareholders from
Net realized gains	0.00	(0.19)	(0.15)	0.00
Net asset value, end of period	$10.16	$9.84	$10.49	$10.06
Total return[4]	3.25%	(4.46)%	5.80%	0.60%
Ratios to average net assets (annualized)
Gross expenses[5]	4.00%	4.10%	4.14%	4.49%
Net expenses[5]	3.62%	3.70%	3.70%	3.75%
Net investment loss[5]	(1.74)%	(1.73)%	(1.35)%	(2.45)%
Supplemental data
Portfolio turnover rate	237%	284%	237%	92%
Net assets, end of period (000s omitted)	$5,201	$12,670	$2,396	$1,133

[1]	For the eleven months ended June 30, 2015. The Fund changed its fiscal year end from July 31 to June 30, effective June 30, 2015.

[2]	For the period from April 30, 2014 (commencement of class operations) to July 31, 2014

[3]	Calculated based upon average shares outstanding

[4]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

[5]	Ratios include prime broker fees and dividend expense on securities sold short as follows:

Year ended June 30, 2017	0.72%
Year ended June 30, 2016	0.83%
Year ended June 30, 2015[1]	0.64%
Year ended July 31, 2014[2]	0.58%

The accompanying notes are an integral part of these financial statements.

34	Wells Fargo Alternative Strategies Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended June 30			Year ended July 31, 2014[2]
ADMINISTRATOR CLASS	2017	2016	2015[1]
Net asset value, beginning of period	$10.04	$10.60	$10.08	$10.00
Net investment loss	(0.10)[3]	(0.09)[3]	(0.05)[3]	(0.04)
Net realized and unrealized gains (losses) on investments	0.57	(0.28)	0.72	0.12

Total from investment operations	0.47	(0.37)	0.67	0.08
Distributions to shareholders from
Net realized gains	0.00	(0.19)	(0.15)	0.00
Net asset value, end of period	$10.51	$10.04	$10.60	$10.08
Total return[4]	4.68%	(3.55)%	6.58%	0.90%
Ratios to average net assets (annualized)
Gross expenses[5]	3.16%	3.28%	3.25%	3.57%
Net expenses[5]	2.64%	2.79%	2.78%	2.84%
Net investment loss[5]	(0.96)%	(0.85)%	(0.51)%	(1.54)%
Supplemental data
Portfolio turnover rate	237%	284%	237%	92%
Net assets, end of period (000s omitted)	$2,228	$35,189	$6,326	$1,119

[1]	For the eleven months ended June 30, 2015. The Fund changed its fiscal year end from July 31 to June 30, effective June 30, 2015.

[2]	For the period from April 30, 2014 (commencement of class operations) to July 31, 2014

[3]	Calculated based upon average shares outstanding

[4]	Returns for periods of less than one year are not annualized.

[5]	Ratios include prime broker fees and dividend expense on securities sold short as follows:

Year ended June 30, 2017	0.66%
Year ended June 30, 2016	0.81%
Year ended June 30, 2015[1]	0.66%
Year ended July 31, 2014[2]	0.58%

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Alternative Strategies Fund	35

(For a share outstanding throughout each period)

	Year ended June 30			Year ended July 31, 2014[2]
INSTITUTIONAL CLASS	2017	2016	2015[1]
Net asset value, beginning of period	$10.06	$10.61	$10.09	$10.00
Net investment loss	(0.07)[3]	(0.06)	(0.03)	(0.04)
Net realized and unrealized gains (losses) on investments	0.50	(0.30)	0.70	0.13

Total from investment operations	0.43	(0.36)	0.67	0.09
Distributions to shareholders from
Net realized gains	0.00	(0.19)	(0.15)	0.00
Net asset value, end of period	$10.49	$10.06	$10.61	$10.09
Total return[4]	4.17%	(3.45)%	6.68%	0.90%
Ratios to average net assets (annualized)
Gross expenses[5]	2.93%	3.00%	2.95%	3.29%
Net expenses[5]	2.64%	2.69%	2.69%	2.74%
Net investment loss[5]	(0.71)%	(0.72)%	(0.36)%	(1.44)%
Supplemental data
Portfolio turnover rate	237%	284%	237%	92%
Net assets, end of period (000s omitted)	$137,714	$185,535	$126,459	$97,838

[1]	For the eleven months ended June 30, 2015. The Fund changed its fiscal year end from July 31 to June 30, effective June 30, 2015.

[2]	For the period from April 30, 2014 (commencement of class operations) to July 31, 2014

[3]	Calculated based upon average shares outstanding

[4]	Returns for periods of less than one year are not annualized.

[5]	Ratios include prime broker fees and dividend expense on securities sold short as follows:

Year ended June 30, 2017	0.73%
Year ended June 30, 2016	0.81%
Year ended June 30, 2015[1]	0.62%
Year ended July 31, 2014[2]	0.58%

The accompanying notes are an integral part of these financial statements.

36	Wells Fargo Alternative Strategies Fund	Notes to financial statements

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Alternative Strategies Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.

Equity securities, options and futures that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the principal exchange or market that day, the prior day’s price will be deemed “stale” and a fair value price will be determined in accordance with the Fund’s Valuation Procedures.

Non-listed options and swaps are valued at the evaluated price provided by an independent pricing service or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.

The values of securities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Management Valuation Team of Wells Fargo Funds Management, LLC (“Funds Management”)

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore may not fully reflect trading or events that occur after the close of the principal exchange in which the foreign securities are traded, but before the close of the New York Stock Exchange. If such trading or events are expected to materially affect the value of such securities, then fair value pricing procedures approved by the Board of Trustees of the Fund are applied. These procedures take into account multiple factors including movements in U.S. securities markets after foreign exchanges close. Foreign securities that are fair valued under these procedures are categorized as Level 2 and the application of these procedures may result in transfers between Level 1 and Level 2. Depending on market activity, such fair valuations may be frequent. Such fair value pricing may result in net asset values that are higher or lower than net asset values based on the last reported sales price or latest quoted bid price. On June 30, 2017, such fair value pricing was not used in pricing foreign securities.

Debt securities are valued at the evaluated bid price provided by an independent pricing service or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.

Investments in registered open-end investment companies are valued at net asset value.

Investments which are not valued using the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Management Valuation Team. The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Management Valuation Team which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market values, to assess the continued appropriateness of the fair valuation methodologies used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the inputs considered in the valuation process until there is a readily available price provided on an exchange or by an independent pricing service. Valuations received from an independent pricing service or independent broker-dealer quotes

Notes to financial statements	Wells Fargo Alternative Strategies Fund	37

are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the manager and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

Foreign currency translation

The accounting records of the Fund are maintained in U.S. dollars. The values of other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Management Valuation Team. Purchases and sales of securities, and income and expenses are converted at the rate of exchange on the respective dates of such transactions. Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting from changes in exchange rates. The changes in net assets arising from changes in exchange rates of securities and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are included in net realized and unrealized gains or losses from investments.

Participation notes

The Fund may invest in participation notes to gain exposure to securities in certain foreign markets. Participation notes are issued by banks or broker-dealers and are designed to offer a return linked to a particular underlying foreign security. Participation notes involve transaction costs, which may be higher than those applicable to the underlying foreign security. The holder of the participation note is entitled to receive from the bank or broker-dealer, an amount equal to the dividend paid by the issuer of the underlying foreign security; however, the holder is not entitled to the same rights (i.e. dividends, voting rights) as an owner of the underlying foreign security. Investments in participation notes involve risks beyond those normally associated with a direct investment in an underlying security. The Fund has no rights against the issuer of the underlying foreign security and participation notes expose the Fund to counterparty risk in the event the counterparty does not perform. There is also no assurance there will be a secondary trading market for the participation note or that the trading price of the participation note will equal the underlying value of the foreign security that it seeks to replicate.

Forward foreign currency contracts

The Fund is subject to foreign currency risk in the normal course of pursuing its investment objectives. A forward foreign currency contract is an agreement between two parties to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund enters into forward foreign currency contracts to facilitate transactions in foreign-denominated securities and to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. Forward foreign currency contracts are recorded at the forward rate and marked-to-market daily. When the contracts are closed, realized gains and losses arising from such transactions are recorded as realized gains or losses on forward foreign currency contract transactions. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably. The Fund’s maximum risk of loss from counterparty credit risk is the unrealized gains on the contracts. This risk may be mitigated if there is a master netting arrangement between the Fund and the counterparty.

When-issued transaction

The Fund may purchase securities on a forward commitment or when-issued basis. The Fund records a when-issued transaction on the trade date and will segregate assets in an amount at least equal in value to the Fund’s commitment to purchase when-issued securities. Securities purchased on a when-issued basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

Futures contracts

The Fund is subject to interest rate risk, equity price risk and foreign currency risk in the normal course of pursuing its investment objectives. The Fund may buy and sell futures contracts in order to gain exposure to, or protect against, changes in interest rates, security values, and foreign exchange rates. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the Fund and the prices of futures contracts, and the possibility of an illiquid market.

The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset or liability and in the Statement of Operations as unrealized gains or losses until the contracts are closed, at which point they are recorded as net realized

38	Wells Fargo Alternative Strategies Fund	Notes to financial statements

gains or losses on futures contracts. With futures contracts, there is minimal counterparty risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

Options

The Fund is subject to equity price in the normal course of pursuing its investment objectives. The Fund may write covered call options or secured put options on individual securities and/or indexes. When the Fund writes an option, an amount equal to the premium received is recorded as a liability and is subsequently adjusted to the current market value of the written option. Premiums received from written options that expire unexercised are recognized as realized gains on the expiration date. For exercised options, the difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is treated as a realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in calculating the realized gain or loss on the sale. If a put option is exercised, the premium reduces the cost of the security purchased. The Fund, as a writer of an option, bears the market risk of an unfavorable change in the price of the security and/or index underlying the written option.

The Fund may also purchase call or put options. Premiums paid are included in the Statement of Assets and Liabilities as investments, the values of which are subsequently adjusted based on the current market values of the options. Premiums paid for purchased options that expire are recognized as realized losses on the expiration date. Premiums paid for purchased options that are exercised or closed are added to the amount paid or offset against the proceeds received for the underlying security to determine the realized gain or loss. The risk of loss associated with purchased options is limited to the premium paid.

Options traded on an exchange are regulated and terms of the options are standardized. Purchased options traded over-the-counter expose the Fund to counterparty risk in the event the counterparty does not perform. This risk can be mitigated by having a master netting arrangement between the Fund and the counterparty and by having the counterparty post collateral to cover the Fund’s exposure to the counterparty.

Short sales

The Fund may sell a security it does not own in anticipation of a decline in the market value of that security (short sale). When the Fund makes a short sale, it must borrow the security sold short and deliver it to the buyer. The Fund is then obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement.

The Fund records the proceeds as a liability which is marked-to-market daily based upon quotations from an independent pricing service or an independent broker-dealer and any change in value is recorded as an unrealized gain or loss. Any interest or dividends accrued on such borrowed securities during the period of the loan are recorded as an expense on the Statement of Operations. To borrow the security, the Fund may be required to pay a premium, which would decrease the proceeds of the security sold. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized upon the closing of a short sale if the market price at the closing is less than or greater than, respectively, the proceeds originally received. Until the short sale is closed or the borrowed security is replaced, the Fund maintains a segregated account of cash or liquid securities, the dollar value of which is at least equal to the market value of the security at the time of the short sale.

Credit default swaps

The Fund is subject to credit risk in the normal course of pursuing its investment objectives. The Fund may enter into credit default swap contracts for hedging or speculative purposes to provide or receive a measure of protection against default on a referenced entity, obligation or index or for investment gains. Credit default swaps involve an exchange of a stream of payments for protection against the loss in value of an underlying security or index. Under the terms of the swap, one party acts as a guarantor (referred to as the seller of protection) and receives a periodic stream of payments, provided that there is no credit event, from another party (referred to as the buyer of protection) that is a fixed percentage applied to a notional principal amount over the term of the swap. An index credit default swap references all the names in the index, and if a credit event is triggered, the credit event is settled based on that name’s weight in the index. A credit event includes bankruptcy, failure to pay, obligation default, obligation acceleration, repudiation/moratorium, and restructuring. The Fund may enter into credit default swaps as either the seller of protection or the buyer of protection. As the seller of protection, the Fund is subject to investment exposure on the notional amount of the swap and has assumed the risk of default of the underlying security or index. As the buyer of protection, the Fund could be exposed to risks if the seller of the protection defaults on its obligation to perform, or if there are unfavorable changes in the fluctuation of interest rates. The maximum potential amount of future payments (undiscounted) that the Fund as the seller of protection could be required to make under the credit default swap contract would be an amount equal to

Notes to financial statements	Wells Fargo Alternative Strategies Fund	39

the notional amount of the swap contract. The Fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk is mitigated by having a master netting arrangement between the Fund and the counterparty and by having the counterparty post collateral to cover the Fund’s exposure to the counterparty.

If the Fund is the seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will pay to the buyer of protection the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index. If the Fund is the buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will receive from the seller of protection the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index.

Any premiums paid or received on the transactions are recorded as an asset or liability on the Statement of Assets and Liabilities and amortized. The value of the swap contract is marked-to-market daily based on quotations from an independent pricing service or an independent broker-dealer and any change in value is recorded as an unrealized gain or loss. Periodic payments made or received are recorded as realized gains or losses. In addition, payments received or made as a result of a credit event or termination of the contract are recognized as realized gains or losses.

Certain credit default swap contracts entered into by the Fund provide for conditions that result in events of default or termination that enable the counterparty to the agreement to cause an early termination of the transactions under those agreements.

Total return swaps

The Fund is subject to interest rate risk in the normal course of pursuing its investment objectives. The Fund may enter into total return swap contracts for hedging or speculative purposes. Total return swaps involve commitments to pay interest in exchange for a market-linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from, or make a payment to, the counterparty.

The value of the swap contract is marked-to-market daily based upon quotations from an independent pricing service or an independent broker-dealer and any change in value is recorded as an unrealized gain or loss. Periodic payments made or received are recorded as realized gains or losses. The Fund could be exposed to risks if the counterparty defaults on its obligation to perform, or if there are unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index. The Fund’s maximum risk of loss from counterparty risk is the fair value of the contract. This risk is mitigated by having a master netting arrangement between the Fund and the counterparty and by having the counterparty post collateral to cover the Fund’s exposure to the counterparty.

Certain total return swap contracts entered into by the Fund provide for conditions that result in events of default or termination that enable the counterparty to the agreement to cause an early termination of the transactions under those agreements. Any election by the counterparty to terminate early may impact the amounts reported on the financial statements.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily based on the effective interest method. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has been determined to be doubtful based on consistently applied procedures and the fair value has decreased. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

Dividend income is recognized on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the custodian verifies the ex-dividend date. Dividend income from foreign securities is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Distributions to shareholders

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of

40	Wells Fargo Alternative Strategies Fund	Notes to financial statements

distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior the Fund’s fiscal year end may be categorized as a tax return of capital.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The primary permanent differences causing such reclassifications are due to dividends from certain securities, foreign currency transactions, net operating losses, and securities sold short. At June 30, 2017, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Paid-in capital	Accumulated net investment loss	Accumulated net realized losses on investments
$(1,832,499)	$2,430,319	$(597,820)

As of June 30, 2017, the Fund had capital loss carryforwards which consist of $2,196,120 in short-term capital losses.

As of June 30, 2017, the Fund had a qualified late-year ordinary loss of $470,661 which will be recognized on the first day of the following fiscal year.

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

∎	Level 1 – quoted prices in active markets for identical securities

∎	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

∎	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

Notes to financial statements	Wells Fargo Alternative Strategies Fund	41

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of June 30, 2017:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:

Common stocks
Consumer discretionary	$14,778,803	$0	$0	$14,778,803
Consumer staples	7,039,026	0	0	7,039,026
Energy	7,345,511	0	0	7,345,511
Financials	9,242,476	28,384	0	9,270,860
Health care	7,172,161	0	0	7,172,161
Industrials	9,921,107	0	0	9,921,107
Information technology	18,767,324	0	0	18,767,324
Materials	7,885,825	0	0	7,885,825
Real estate	768,956	0	0	768,956
Telecommunication services	3,091,410	0	0	3,091,410
Utilities	500,587	0	0	500,587

Corporate bonds and notes	0	1,043,565	0	1,043,565

Investment companies	3,550,163	0	0	3,550,163

Participation notes
Financials	0	1,792,260	0	1,792,260
Materials	0	984,648	0	984,648

Preferred stocks
Consumer discretionary	65,948	0	0	65,948
Industrials	0	0	50,411	50,411
Utilities	34,053	0	0	34,053

Purchased call options	0	40,781	0	40,781

Purchased put options	0	257,896	0	257,896

Short-term investments
Investment companies	44,279,060	0	0	44,279,060
U.S. Treasury securities	2,144,945	0	0	2,144,945
	136,587,355	4,147,534	50,411	140,785,300
Forward foreign currency contracts	0	53,103	0	53,103
Futures contracts	88,927	0	0	88,927
Total return swap contracts	0	96,241	0	96,241
Total assets	$136,676,282	$4,296,878	$50,411	$141,023,571
Liabilities
Securities sold short

Common stocks
Consumer discretionary	$2,682,904	$0	$0	$2,682,904
Consumer staples	2,721,893	0	0	2,721,893
Energy	4,732,459	0	0	4,732,459
Health care	276,471	0	0	276,471
Industrials	1,044,307	0	0	1,044,307
Information technology	5,868,631	0	0	5,868,631
Materials	577,759	0	0	577,759
Real estate	994,469	0	0	994,469
Telecommunication services	541,629	0	0	541,629

Exchange-traded funds	11,124,174	0	0	11,124,174
Forward foreign currency contracts	0	140,192	0	140,192
Futures contracts	243,512	0	0	243,512
Total return swap contracts	0	75,742	0	75,742
Written options	0	71,435	0	71,435
Total liabilities	$30,808,208	$287,369	$0	$31,095,577

42	Wells Fargo Alternative Strategies Fund	Notes to financial statements

Forward foreign currency contracts are reported at their unrealized gains (losses) at measurement date, which represents the change in the contract’s value from trade date. Futures contracts are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. Swap contracts consists of unrealized gains (losses) and premiums paid or received on swap contracts, which represents the change in the contract’s value from trade date. All other assets and liabilities are reported at their market value at measurement date.

The Fund recognizes transfers between levels within the fair value hierarchy at the end of the reporting period. Fair value pricing was used in pricing certain foreign securities at the previous period end but was not used at June 31, 2017. As a result, long positions valued at $10,019,656 and securities in short positions valued at $221,936 were transferred from Level 2 to Level 1. The Fund did not have any transfers into/out of Level 3.

4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES

Management fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”), is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the applicable subadvisers, providing fund-level administrative services in connection with the Fund’s operations, and providing any other fund-level administrative services reasonably necessary for the operation of the Fund. As compensation for its services under the investment management agreement, Funds Management is entitled to receive an annual management fee starting at 1.75% and declining to 1.63% as the average daily net assets of the Fund increase. For the year ended June 30, 2017, the management fee was equivalent to an annual rate of 1.75% of the Fund’s average daily net assets.

Funds Management has engaged The Rock Creek Group, LP, Chilton Investment Company, LLC, Ellington Global Asset Management, LLC, Mellon Capital Management Corporation, Passport Capital, LLC, Pine River Capital Management L.P., Sirios Capital Management, L.P., and Wellington Management Company LLP to serve as sub-advisers to the Fund. Prior to June 25, 2017, River Canyon Fund Management LLC served as a subadviser to the Fund. The fee for subadvisory services is borne by Funds Management. The subadvisers are each entitled to receive from Funds Management an annual subadvisory fee.

The Rock Creek Group, LP, an indirect majority owned subsidiary of Wells Fargo and an affiliate of Funds Management, is entitled to receive a fee at an annual rate starting at 0.60% and declining to 0.55% as the average daily net assets of the Fund increase. For the year ended June 30, 2017, the subadvisory fees paid to the remaining unaffiliated subadvisers were equivalent to an annual rate of 0.97% of the Fund’s average daily net assets.

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:

Class-level administration fee
Class A, Class C	0.21%
Administrator Class, Institutional Class	0.13

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses. Funds Management has committed through October 31, 2017 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 2.22% for Class A shares, 2.97% for Class C shares, 2.07% for Administrator Class shares, and 1.97% for Institutional Class shares. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Prime broker fees and dividend and interest expense on securities sold short are excluded from the expense caps.

During the year ended June 30, 2017, State Street Bank and Trust Company, the Fund’s custodian, reimbursed the Fund $286 for certain out-of-pocket expenses that were billed to the Fund in error from 1998-2015. This amount is included in interest income on the Statement of Operations. In addition, Funds Management was also reimbursed $33,311 for waivers/reimbursements it made to the Fund during the period the Fund was erroneously billed.

Notes to financial statements	Wells Fargo Alternative Strategies Fund	43

Distribution fee

The Trust has adopted a distribution plan for Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class C shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares.

In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the year ended June 30, 2017, Funds Distributor received $1,637 from the sale of Class A shares and $1,000 and $225 in contingent deferred sales charges from redemptions of Class A and Class C shares, respectively.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, and Administrator Class of the Fund are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended June 30, 2017 were $439,071,848 and $496,324,647, respectively.

The Fund may purchase or sell investment securities to other Wells Fargo affiliates pursuant to Rule 17a-7 of the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices. Interfund trades are included within the respective purchases and sales amounts shown.

44	Wells Fargo Alternative Strategies Fund	Notes to financial statements

6. DERIVATIVE TRANSACTIONS

During the year ended June 30, 2017, the Fund entered into futures contracts for speculative purposes.

At June 30, 2017, the Fund had long and short futures contracts outstanding as follows:

Expiration date	Counterparty	Contracts	Type	Contract value at June 30, 2017	Unrealized gains (losses)
7-21-2017	Morgan Stanley	12 Long	Amsterdam Index	$1,388,397	$(50,585)
7-21-2017	Morgan Stanley	8 Long	CAC 40 Index	467,505	(13,013)
7-28-2017	Morgan Stanley	10 Short	Hang Seng Index	1,638,499	2,434
9-7-2017	Morgan Stanley	29 Short	Euro-Bund Futures	5,361,513	90,245
9-7-2017	Morgan Stanley	18 Long	TOPIX Index	2,578,973	15,881
9-7-2017	Morgan Stanley	5 Short	TOPIX Index	716,381	(4,242)
9-14-2017	Morgan Stanley	5 Long	S&P/TSX 60 Index	685,688	(2,860)
9-15-2017	Morgan Stanley	82 Long	10-Year Australian Treasury Bonds	8,146,621	(130,449)
9-15-2017	Morgan Stanley	7 Long	DAX Index	2,462,475	(84,313)
9-15-2017	Morgan Stanley	78 Short	Euro STOXX 50 Index	3,056,598	106,613
9-15-2017	Morgan Stanley	32 Long	FTSE 100 Index	3,018,557	(80,117)
9-15-2017	Morgan Stanley	11 Short	FTSE 100 Index	1,037,629	28,669
9-15-2017	Morgan Stanley	6 Long	FTSE MIB Index	702,388	(17,776)
9-15-2017	Morgan Stanley	17 Short	MSCI EAFE Index	1,606,160	5,813
9-15-2017	Morgan Stanley	25 Short	MSCI Emerging Markets Index	1,260,375	(8,448)
9-15-2017	Morgan Stanley	17 Short	Russell 2000 Index	1,202,155	5,843
9-15-2017	Morgan Stanley	62 Short	S&P 500 E-Mini Index	7,504,790	22,789
9-15-2017	Morgan Stanley	9 Short	S&P 500 E-Mini Index	1,089,405	2,435
9-18-2017	Morgan Stanley	22 Short	Australian Dollar	1,688,500	(15,108)
9-18-2017	Morgan Stanley	89 Short	British Pound Futures	7,256,281	(137,330)
9-18-2017	Morgan Stanley	32 Short	New Zealand Dollar Futures	2,340,480	(38,853)
9-18-2017	Morgan Stanley	32 Short	Swiss Franc Futures	4,191,200	(53,875)
9-20-2017	Morgan Stanley	23 Long	10-Year Canadian Treasury Bonds	2,492,790	(50,226)
9-20-2017	Morgan Stanley	62 Long	10-Year U.S. Treasury Notes	7,782,938	(25,372)
9-21-2017	Morgan Stanley	18 Long	SPI 200 Index	1,953,819	(4,243)
9-27-2017	Morgan Stanley	59 Short	Long Gilt Bonds	9,649,368	141,579

The Fund had an average notional amount of $40,142,620 in long and $66,986,210 in short futures contracts during the year ended June 30, 2017. As of June 30, 2017, the Fund had $4,286,493 on deposit at the prime broker for open futures contracts.

During the year ended June 30, 2017, the Fund entered into forward foreign currency contracts for speculative purposes.

At June 30, 2017, the Fund had forward foreign currency contracts outstanding as follows:

Forward foreign currency contracts to buy:

Exchange date	Counterparty	Contracts to Receive		U.S. value at June 30, 2017	In exchange for U.S. $	Unrealized gains (losses)
9-20-2017	Morgan Stanley	26,000	EUR	$29,815	$29,871	$(56)
9-20-2017	Morgan Stanley	37,000	EUR	42,430	41,427	1,003
9-20-2017	Morgan Stanley	143,000	EUR	163,985	163,395	590
9-20-2017	Morgan Stanley	1,033,000	SEK	123,148	119,032	4,116

Notes to financial statements	Wells Fargo Alternative Strategies Fund	45

Forward foreign currency contracts to sell:

Exchange Date	Counterparty	Contracts to deliver		U.S. value at June 30, 2017	In exchange for U.S. $	Unrealized gains (losses)
9-20-2017	Barclays	2,462,000	EUR	$2,823,296	$2,761,936	$(61,360)
9-20-2017	Goldman Sachs	756,000	GBP	986,973	970,077	(16,896)
9-20-2017	JPMorgan	206,504,000	JPY	1,842,111	1,889,505	47,394
9-20-2017	Morgan Stanley	5,000	CAD	3,860	3,860	0
9-20-2017	Morgan Stanley	35,000	CAD	27,022	26,306	(716)
9-20-2017	Morgan Stanley	229,000	CAD	176,804	173,870	(2,934)
9-20-2017	Morgan Stanley	557,400	CHF	584,139	574,754	(9,385)
9-20-2017	Morgan Stanley	522,274	EUR	598,917	585,164	(13,753)
9-20-2017	Morgan Stanley	1,406,000	EUR	1,612,329	1,577,237	(35,092)

The Fund had average contract amounts of $2,043,091 and $11,014,303 in forward foreign currency contracts to buy and forward foreign currency contracts to sell, respectively, during the year ended June 30, 2017.

During the year ended June 30, 2017, the Fund entered into written options for speculative purposes.

During the year ended June 30, 2017, the Fund had written option activities as follows:

	Call options		Put options
	Number of contracts	Premiums received	Number of contracts	Premiums received
Options outstanding at June 30, 2016	22	$3,826	68	$354,074
Options written	165	22,042	1,557	300,216
Options expired	(16)	(3,035)	(1,250)	(144,281)
Options closed	(8)	(7,175)	(322)	(304,030)
Options exercised	(6)	(791)	0	0
Options outstanding at June 30, 2017	157	$14,867	53	$205,979

Open put/call options written at June 30, 2017 were as follows:

Expiration date	Counterparty	Description	Number of contracts	Call/Put	Strike price	Value
9-15-2017	Morgan Stanley	S&P 500 Index	17	Put	$1,800	$(2,018)
12-15-2017	Merrill Lynch	S&P 500 Index	17	Put	1,750	(6,664)
1-19-2018	Merrill Lynch	Whole Foods Market Incorporated	157	Call	42	(11,304)
3-16-2018	Morgan Stanley	S&P 500 Index	6	Put	1,950	(12,252)
6-15-2018	Morgan Stanley	S&P 500 Index	13	Put	1,925	(39,197)

The Fund had an average of 17 written call options and 150 written put options contracts during the year ended June 30, 2017. As of June 30, 2017, the Fund had $399,275 on deposit at the prime broker for written options.

During the year ended June 30, 2017, the Fund entered into purchased option contracts for speculative purposes and had an average of 80 purchased call options and 931 purchased put options.

46	Wells Fargo Alternative Strategies Fund	Notes to financial statements

During the year ended June 30, 2017, the Fund entered into total return swap contracts for speculative purposes. At June 30, 2017, the Fund had the following total return swap contracts outstanding:

Expiration	Notional amount	Counterparty	Swap description	Unrealized gains (losses)
5-2-2018	$179,078	Morgan Stanley	In an agreement dated 5-2-2017, the Fund makes monthly payments of 1 Month USD LIBOR +55. At expiration, the Fund will receive the positive return or pay the negative return of the referenced entity JBS SA.	$(69,785)
9-3-2018	139,494	Morgan Stanley	In an agreement dated 9-1-2016, the Fund makes monthly payments of 1 Day JPY MUTSCALM -40. At expiration, the Fund will receive the positive return or pay the negative return of the referenced entity Taisei Corporation.	50,058
9-3-2018	129,728	Morgan Stanley	In an agreement dated 9-1-2016, the Fund makes monthly payments of 1 Day JPY MUTSCALM -40. At expiration, the Fund will receive the positive return or pay the negative return of the referenced entity Komatsu Limited.	19,383
9-3-2018	121,656	Morgan Stanley	In an agreement dated 9-1-2016, the Fund makes monthly payments of 1 Day JPY MUTSCALM -40. At expiration, the Fund will receive the positive return or pay the negative return of the referenced entity Hitachi Limited.	26,800
9-3-2018	135,676	Morgan Stanley	In an agreement dated 9-1-2016, the Fund makes monthly payments of 1 Day JPY MUTSCALM -40. At expiration, the Fund will receive the positive return or pay the negative return of the referenced entity Mitsubishi Heavy Industries Limited.	(5,957)

The Fund had an average notional balance on total return swaps of $1,651,028, during the year ended June 30, 2017. As of June 30, 2017, the Fund had $198,588 on deposit at the prime broker for total return swaps.

As of June 30, 2017, the Fund did not have any open credit default swaps. The Fund had an average notional balance of $38,107 during the year ended June 30, 2017.

The fair value of derivative instruments as of June 30, 2017 was as follows for the Fund:

	Asset derivatives			Liability derivatives
	Statement of Assets and Liabilities location	Fair value		Statement of Assets and Liabilities location	Fair value
Equity risk	Investments in unaffiliated securities, at value	$298,677	*	Payable for written options	$71,435
	Receivable for daily variation margin on open futures contracts	56,352	**	Payable for daily variation margin on open futures contracts	127,904	**
Foreign currency risk	Unrealized gains on forward foreign currency contracts	53,103		Unrealized losses on forward foreign currency contracts	140,192
	Receivable for daily variation margin on open futures contracts	11,600	**	Payable for daily variation margin on open futures contracts	23,578	**
Interest rate risk	Receivable for daily variation margin on open futures contracts	20,975	**	Payable for daily variation margin on open futures contracts	92,030	**
	Unrealized gains on total return swap transactions	96,241		Unrealized losses on total return swap transactions	75,742
		$536,948			$530,881

*	Amount relates to purchased options
**	Only the current day’s variation margin is reported separately on the Statement of Assets and Liabilities.

Notes to financial statements	Wells Fargo Alternative Strategies Fund	47

The effect of derivative instruments on the Statement of Operations for the year ended June 30, 2017 was as follows for the Fund:

	Amount of realized gains (losses) on derivatives
	Unaffiliated securities*	Futures contracts	Forward foreign currency contracts	Written options	Credit default swaps	Total return swaps	Total
Interest rate risk	$0	$(1,230,475)	$0	$0	$0	$86,653	$(1,143,822)
Equity risk	(1,617,930)	(1,685,631)	0	370,726	0	0	(2,932,835)
Foreign currency risk	0	1,502,939	410,983	0	0	0	1,913,922
Credit risk	0	0	0	0	998	0	998
	$(1,617,930)	$(1,413,167)	$410,983	$370,726	$998	$86,653	$(2,161,737)

	Change in unrealized gains (losses) on derivatives
	Unaffiliated securities*	Futures contracts	Forward foreign currency contracts	Written options	Credit default swaps	Total return swaps	Total
Interest rate risk	$0	$(334,699)	$0	$0	$0	$196,230	$(138,469)
Equity risk	3,993	398,209	0	44,839	0	0	447,041
Foreign currency risk	0	(1,150,292)	(193,856)	0	0	0	(1,344,148)
Credit risk	0	0	0	0	(385)	0	(385)
	$3,993	$(1,086,782)	$(193,856)	$44,839	$(385)	$196,230	$(1,035,961)

*	Amount relates to purchased options

For certain types of derivative transactions, the Fund has entered into International Swaps and Derivatives Association, Inc. master agreements (“ISDA Master Agreements”) or similar agreements with approved counterparties. The ISDA Master Agreements or similar agreements may have requirements to deliver/deposit securities or cash to/with an exchange or broker-dealer as collateral and allows the Fund to offset, with each counterparty, certain derivative financial instrument’s assets and/or liabilities with collateral held or pledged. Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under ISDA Master Agreements or similar agreements, if any, are reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, are noted in the Portfolio of Investments. With respect to balance sheet offsetting, absent an event of default by the counterparty or a termination of the agreement, the reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities are not offset across transactions between the Fund and the applicable counterparty. A reconciliation of the gross amounts on the Statement of Assets and Liabilities to the net amounts by derivative type, including any collateral exposure, is as follows:

Derivative type	Counterparty	Gross amounts of assets in the Statement of Assets and Liabilities		Amounts subject to netting agreements	Collateral received	Net amount of assets
Futures – variation margin	Morgan Stanley	$88,927		$(88,927)	$0	$0
Forward foreign currency contracts	JPMorgan	47,394	*	0	0	47,394
Forward foreign currency contracts	Morgan Stanley	5,709	*	(5,709)	0	0
Total return swaps	Morgan Stanley	96,241	*	(75,742)	0	20,499

*	Amount represents net unrealized gains.

48	Wells Fargo Alternative Strategies Fund	Notes to financial statements

Derivative type	Counterparty	Gross amounts of liabilities in the Statement of Assets and Liabilities		Amounts subject to netting agreements	Collateral pledged[1]	Net amount of liabilities
Futures – variation margin	Morgan Stanley	$243,512		$(88,927)	$(154,585)	$0
Forward foreign currency contracts	Barclays	61,360	*	0	0	61,360
Forward foreign currency contracts	Goldman Sachs	16,896	*	0	0	16,896
Forward foreign currency contracts	Morgan Stanley	61,936	*	(5,709)	0	56,227
Written options	Morgan Stanley	71,435		0	(71,435)	0
Total return swaps	Morgan Stanley	75,742	*	(75,742)	0	0

[1]	Collateral pledged within this table is limited to the collateral for the net transaction with the counterparty by derivative type.
*	Amount represents net unrealized losses.

7. BANK BORROWINGS

The Trust (excluding the money market funds and certain other funds) and Wells Fargo Variable Trust are parties to a $250,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund. Prior to August 30, 2016, the revolving credit agreement amount was $200,000,000 and the annual commitment fee was equal to 0.20% of the unused balance which was allocated to each participating fund.

For the year ended June 30, 2017, there were no borrowings by the Fund under the agreement.

8. DISTRIBUTIONS TO SHAREHOLDERS

For the year ended June 30, 2017, the Fund did not have any distributions paid to shareholders. The tax character of distributions paid for the year ended June 30, 2016 was $3,032,012 of ordinary income and $1,232,977 of long-term capital gain.

As of June 30, 2017, the components of distributable earnings on a tax basis were as follows:

Unrealized gains	Late-year ordinary losses deferred	Capital loss carryforward
$8,248,736	$(470,661)	$(2,196,120)

9. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

10. REGULATORY CHANGES

In October 2016, the Securities and Exchange Commission (“SEC”) adopted new rules and forms and amended existing rules and forms (together, “final rules”) intended to modernize and enhance the reporting and disclosure of information by registered investment companies and to enhance liquidity risk management by open-end mutual funds and exchange-traded funds. The final rules will enhance the quality of information available to investors and will allow the SEC to more effectively collect and use data reported by funds. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in the Fund’s financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management has evaluated the amendments to Regulation S-X and its adoption will result in enhanced financial disclosures in the Fund’s financial statements. Management continues to evaluate the reporting requirements for the new form types (compliance date is June 1, 2018) and the implementation of the liquidity risk management program (compliance date is December 1, 2018).

Report of independent registered public accounting firm	Wells Fargo Alternative Strategies Fund	49

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Wells Fargo Alternative Strategies Fund (the “Fund”), one of the funds constituting the Wells Fargo Funds Trust, as of June 30, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the four-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2017, by correspondence with custodians and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Alternative Strategies Fund as of June 30, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the three-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

August 25, 2017

50	Wells Fargo Alternative Strategies Fund	Other information (unaudited)

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wellsfargofunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at wellsfargofunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available at each fiscal quarter end on the Fund’s website (wellsfargofunds.com), on a one-month delayed basis. As of each month end other than a month end that coincides with a fiscal quarter end, the Fund makes publicly available on the Fund’s website, on a one-month delayed basis (i) all portfolio holdings held long other than any put options on equity securities; (ii) portfolio holdings held short other than short positions in equity securities of single issuers; and (iii) the aggregate dollar value of equity securities of single issuers held short, and any put options on equity securities held long. In addition, top ten holdings information (excluding derivative positions and short positions) for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Other information (unaudited)	Wells Fargo Alternative Strategies Fund	51

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 148 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Board member of the Forté Foundation (non-profit organization) and the Vincent Memorial Hospital Endowment (non-profit organization), where he serves on the Investment Committee and as a Chair of the Audit Committee. Mr. Ebsworth is a CFA® charterholder.	Asset Allocation Trust
Jane A. Freeman (Born 1953)	Trustee, since 2015	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is a Board Member of Ruth Bancroft Garden (non-profit organization) and an inactive chartered financial analyst.	Asset Allocation Trust
Peter G. Gordon** (Born 1942)	Trustee, since 1998; Chairman, since 2005	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College.	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (charter school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust

52	Wells Fargo Alternative Strategies Fund	Other information (unaudited)

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust
Timothy J. Penny (Born 1951)	Trustee, since 1996: Vice Chairman, since 2017	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Trustee of the Evergreen Funds complex (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

**	Peter Gordon is expected to retire on December 31, 2017.

Advisory Board Members

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer	Current other public company or investment company directorships
James G. Polisson (Born 1959)	Advisory Board Member, since 2017	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors (Blackrock) from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Prior thereto, Vice President, Fidelity Retail Mutual Fund Group from 1996 to 1998 and Risk Management Practice Manager, Fidelity Consulting from 1995 to 1996. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	Asset Allocation Trust
Pamela Wheelock (Born 1959)	Advisory Board Member, since 2017	Chief Operating Officer, Twin Cities Habitat for Humanity, since January, 2017. Vice President of University Services, University of Minnesota from 2012 to 2017. Prior thereto, Interim President and Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2010 to 2011, Chairman of the Board from 2009 to 2011 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently on the Board of Directors, Governance Committee and Finance Committee, for the Minnesota Philanthropy Partners (Saint Paul Foundation) since 2012 and Board Chair of the Minnesota Wild Foundation since 2010.	Asset Allocation Trust

Other information (unaudited)	Wells Fargo Alternative Strategies Fund	53

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.
Jeremy DePalma[1] (Born 1974)	Treasurer, since 2012	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Officer, since 2003	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Assistant General Counsel of Wells Fargo Bank, N.A. since 2013 and Vice President and Managing Counsel of Wells Fargo Bank, N.A. from 1996 to 2013.
Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Senior Vice President and Chief Compliance Officer since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

[1]	Jeremy DePalma acts as Treasurer of 79 funds in the Fund Complex and Assistant Treasurer of 69 funds in the Fund Complex.

[2]	The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wellsfargofunds.com.

54	Wells Fargo Alternative Strategies Fund	Other information (unaudited)

BOARD CONSIDERATION OF INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS:

Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”) must determine annually whether to approve the continuation of the Trust’s investment management and sub-advisory agreements. In this regard, at an in-person meeting held on May 16-17, 2017 (the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment management and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for Wells Fargo Alternative Strategies Fund (the “Fund”): (i) an investment management agreement (the “Management Agreement”) with Wells Fargo Funds Management, LLC (“Funds Management”); (ii) an investment sub-advisory agreement with The Rock Creek Group LP (“Rock Creek”), an affiliate of Funds Management; (iii) an investment sub-advisory agreement with Rock Creek and Chilton Investment Company, LLC (“Chilton”); (iv) an investment sub-advisory agreement with Ellington Global Asset Management, LLC (“Ellington”); (v) an investment sub-advisory agreement with Rock Creek and Mellon Capital Management Corporation (“Mellon”); (vi) an investment sub-advisory agreement with Rock Creek and Passport Capital, LLC (“Passport”); (vii) an investment sub-advisory agreement with Rock Creek and Pine River Capital Management L.P. (“Pine River”); (viii) an investment sub-advisory agreement with Rock Creek and River Canyon Fund Management LLC (“River Canyon”); (ix) an investment sub-advisory agreement with Rock Creek and Sirios Capital Management, L.P. (“Sirios”); and (x) an investment sub-advisory agreement with Rock Creek and Wellington Management Company, LLP (“Wellington”). The sub-advisory agreements with Rock Creek, Chilton, Ellington, Mellon, Passport, Pine River, River Canyon, Sirios, and Wellington (the “Sub-Advisers”) are collectively referred to as the “Sub-Advisory Agreements,” and the Management Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.”

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Advisers and the approval of the Advisory Agreements. Prior to the Meeting, including at an in-person meeting in April 2017, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, Funds Management and the Sub-Advisers were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2017. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Advisers about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Advisers under each of the Advisory Agreements was reasonable. The Board considered the approval of the Advisory Agreements for the Fund as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Advisers under the Advisory Agreements. This information included a description of the investment advisory services and Fund-level administrative services covered by the Management Agreement, as well as, among other things, a summary of the background and experience of senior management of Funds Management, a summary of certain organizational and personnel changes involving Funds Management, and a description of Funds Management’s and each Sub-Adviser’s business continuity planning programs and of their approaches to data privacy and cybersecurity. The Board also considered the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund. The Board noted that, subject to the supervision of Funds Management, Rock Creek performs day-to-day portfolio management duties with respect to underlying funds in its managed asset sleeve, makes recommendations regarding the selection of sub-advisers, and allocates and re-allocates the Fund’s assets across investment strategies managed by the Fund’s other Sub-Advisers.

Other information (unaudited)	Wells Fargo Alternative Strategies Fund	55

The Board also noted that River Canyon gave notice to Funds Management of its intention to stop managing registered investment companies, including the Fund, and that Funds Management plans to allocate the assets managed by River Canyon to Ellington in June 2017. The Board noted that it had initially approved the sub-advisory agreement with Ellington at a Board meeting held on May 24-25, 2016, but that Ellington had not yet began managing assets of the Fund as of the date of the Meeting.

The Board evaluated the ability of Funds Management and the Sub-Advisers to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Advisers. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates.

Fund performance and expenses

The Board considered the investment performance results for the Fund for the one-year period ended December 31, 2016. The Board considered these results in comparison to the performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe. The Board noted that the performance of the Fund (Administrator Class) was lower than the average performance of the Universe for the one-year period. The Board also noted that the performance of the Fund was lower than its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, for the one-year period.

The Board received information concerning, and discussed factors contributing to, the underperformance of the Fund relative to the Universe and benchmark for the one-year period. The Board took note of the explanations for the relative underperformance during this period, including with respect to investment decisions and market factors that affected the Fund’s performance. The Board noted the short performance history of the Fund.

The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Broadridge to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year. Based on the Broadridge reports, the Board noted that the net operating expense ratios of the Fund were lower than the median net operating expense ratios of the expense Groups.

The Board took into account the Fund performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreements.

Investment management and sub-advisory fee rates

The Board reviewed and considered the contractual fee rates payable by the Fund to Funds Management under the Management Agreement, as well as the contractual fee rates payable by the Fund to Funds Management for class-level administrative services under a Class-Level Administration Agreement, which include, among other things, class-level transfer agency and sub-transfer agency costs (collectively, the “Management Rates”). The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to each of the Sub-Advisers for investment sub-advisory services.

Among other information reviewed by the Board was a comparison of the Fund’s Management Rates with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the funds in the expense Groups. The Board noted that the Management Rates of the Fund were higher than the sum of these average rates for the Fund’s expense Groups for all share classes except Administrator Class. The Board noted that the net operating expense ratios of the Fund were lower than the median net operating expense ratios of the expense Groups for all share classes.

The Board also received and considered information about the portion of the total management fee that was retained by Funds Management after payment of the fee to the Sub-Advisers for sub-advisory services. The Board considered this amount in comparison to the median amount retained by advisers to funds in a sub-advised expense universe that was determined by Broadridge to be similar to the Fund. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Advisers, and about Funds Management’s on-going oversight

56	Wells Fargo Alternative Strategies Fund	Other information (unaudited)

services. Given the affiliation between Funds Management and Rock Creek, the Board ascribed limited relevance to the allocation of fees between them. The Board also considered that the sub-advisory fees paid to Chilton, Ellington, Mellon, Passport, Pine River, River Canyon, Sirios and Wellington had been negotiated by Funds Management on an arm’s length basis.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Advisers to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing mutual funds compared with those associated with managing assets of non-mutual fund clients such as collective funds or institutional separate accounts.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Funds Management under the Management Agreement and to the Sub-Advisers under the Sub-Advisory Agreements was reasonable.

Profitability

The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of Wells Fargo as a whole, from providing services to the Fund and the fund family as a whole. The Board also received and considered information concerning the profitability of Rock Creek from providing services to the fund family as a whole, noting that Rock Creek’s profitability information with respect to providing services to the Fund was subsumed in the Wells Fargo and Funds Management profitability analysis. The Board did not receive or consider profitability information with respect to Chilton, Ellington, Mellon, Passport, Pine River, River Canyon, Sirios and Wellington, as the sub-advisory fees paid to them had been negotiated by Funds Management on an arm’s-length basis.

Funds Management reported on the methodologies and estimates used in calculating profitability, including a description of the methodology used to allocate certain expenses. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size and type of fund. Based on its review, the Board did not deem the profits reported by Funds Management or Wells Fargo from its services to the Fund to be at a level that would prevent it from approving the continuation of the Advisory Agreements.

Economies of scale

With respect to possible economies of scale, the Board noted the existence of breakpoints in the Fund’s management fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size. It considered that, for a small fund or a fund that shrinks in size, breakpoints conversely can result in higher fee levels. The Board also considered that in addition to management fee breakpoints, competitive management fee rates set at the outset without regard to breakpoints and fee waiver and expense reimbursement arrangements are means of sharing potential economies of scale with shareholders of the Fund. The Board considered Funds Management’s view, which Funds Management indicated was supported by independent third-party industry studies which were summarized for the Board, that any analyses of potential economies of scale in managing a particular fund are inherently limited in light of the joint and common costs and investments that Funds Management incurs across the fund family as a whole.

The Board concluded that the Fund’s fee and expense arrangements, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.

Other benefits to Funds Management and the Sub-Advisers

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management, the Sub-Advisers, and their affiliates as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Advisers’ business as a result of their relationships with the Fund. The Board noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Board also reviewed information about soft dollar credits earned and utilized by Chilton, Ellington, Passport, Pine River, River Canyon, Sirios and Wellington, fees earned by Funds Management and its affiliate from managing a private investment vehicle for the fund family’s securities lending collateral and commissions earned by an affiliated broker from portfolio transactions.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management, the Sub-Advisers, and their affiliates were unreasonable.

Other information (unaudited)	Wells Fargo Alternative Strategies Fund	57

Conclusion

At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Advisers under each of the Advisory Agreements was reasonable.

58	Wells Fargo Alternative Strategies Fund	List of abbreviations

The following is a list of common abbreviations for terms and entities that may have appeared in this report.

ACA	— ACA Financial Guaranty Corporation
ADR	— American depositary receipt
ADS	— American depositary shares
AGC	— Assured Guaranty Corporation
AGM	— Assured Guaranty Municipal
Ambac	— Ambac Financial Group Incorporated
AMT	— Alternative minimum tax
AUD	— Australian dollar
BAN	— Bond anticipation notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazilian real
CAB	— Capital appreciation bond
CAD	— Canadian dollar
CCAB	— Convertible capital appreciation bond
CDA	— Community Development Authority
CDO	— Collateralized debt obligation
CHF	— Swiss franc
CLO	— Collateralized loan obligation
CLP	— Chilean peso
COP	— Colombian peso
DKK	— Danish krone
DRIVER	— Derivative inverse tax-exempt receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-traded fund
EUR	— Euro
FDIC	— Federal Deposit Insurance Corporation
FFCB	— Federal Farm Credit Banks
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Administration
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British pound
GDR	— Global depositary receipt
GNMA	— Government National Mortgage Association
GO	— General obligation
HCFR	— Healthcare facilities revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher education facilities authority revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong dollar
HUD	— Department of Housing and Urban Development
HUF	— Hungarian forint
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Indonesian rupiah
IEP	— Irish pound
JPY	— Japanese yen
KRW	— Republic of Korea won
LIBOR	— London Interbank Offered Rate
LIFER	— Long Inverse Floating Exempt Receipts
LIQ	— Liquidity agreement
LLC	— Limited liability company
LLLP	— Limited liability limited partnership
LLP	— Limited liability partnership
LOC	— Letter of credit
LP	— Limited partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multifamily housing revenue
MSTR	— Municipal securities trust receipts
MTN	— Medium-term note
MUD	— Municipal Utility District
MXN	— Mexican peso
MYR	— Malaysian ringgit
National	— National Public Finance Guarantee Corporation
NGN	— Nigerian naira
NOK	— Norwegian krone
NZD	— New Zealand dollar
PCFA	— Pollution Control Financing Authority
PCL	— Public Company Limited
PCR	— Pollution control revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable floating option tax-exempt receipts
PJSC	— Public Joint Stock Company
plc	— Public limited company
PLN	— Polish zloty
PUTTER	— Puttable tax-exempt receipts
R&D	— Research & development
Radian	— Radian Asset Assurance
RAN	— Revenue anticipation notes
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real estate investment trust
ROC	— Reset option certificates
RON	— Romanian lei
RUB	— Russian ruble
SAVRS	— Select auction variable rate securities
SBA	— Small Business Authority
SDR	— Swedish depositary receipt
SEK	— Swedish krona
SFHR	— Single-family housing revenue
SFMR	— Single-family mortgage revenue
SGD	— Singapore dollar
SPA	— Standby purchase agreement
SPDR	— Standard & Poor’s Depositary Receipts
SPEAR	— Short Puttable Exempt Adjustable Receipts
STRIPS	— Separate trading of registered interest and
principal securities
TAN	— Tax anticipation notes
TBA	— To be announced
THB	— Thai baht
TIPS	— Treasury inflation-protected securities
TRAN	— Tax revenue anticipation notes
TRY	— Turkish lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
ZAR	— South African rand

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For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, email, visit the Fund’s website, or call:

Wells Fargo Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: fundservice@wellsfargo.com

Website: wellsfargofunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wellsfargofunds.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Asset Management (WFAM) is a trade name used by the asset management businesses of Wells Fargo & Company. Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the funds. The funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA, an affiliate of Wells Fargo & Company. Neither Wells Fargo Funds Management nor Wells Fargo Funds Distributor has Fund customer accounts/assets, and neither provides investment advice/recommendations or acts as an investment advice fiduciary to any investor.

NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

© 2017 Wells Fargo Funds Management, LLC. All rights reserved.

304838 08-17 A267/AR267 06-17

Annual Report

June 30, 2017

Wells Fargo Global Long/Short Fund

Reduce clutter. Save trees.

Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of June 30, 2017, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

2	Wells Fargo Global Long/Short Fund	Letter to shareholders (unaudited)

Andrew Owen

President

Wells Fargo Funds

Many equity markets advanced during this reporting period, supported by modest economic growth despite political uncertainty.

Dear Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Global Long/Short Fund for the 12-month period that ended June 30, 2017. Many equity markets advanced during this reporting period, supported by modest economic growth despite political uncertainty. U.S. and international stocks returned 17.90% and 20.45% for the 12-month period, respectively, as measured by the S&P 500 Index1 and the MSCI ACWI ex USA Index (Net).2 Within fixed income, the Bloomberg Barclays U.S. Aggregate Bond Index3 returned -0.31% and the Bloomberg Barclays Municipal Bond Index4 returned -0.49% as interest rates rose from low levels.

Globally, stocks delivered positive results in the third quarter of 2016; bonds’ interest rates remained low.

Stocks’ upward trend continued into August 2016 and then lost some steam. Ever since the Great Recession, markets worldwide have been supported to varying degrees by accommodative policies from leading central banks, including the Federal Reserve (Fed), European Central Bank (ECB), Bank of England, and Bank of Japan. As a result, investors have watched closely for any signs that global central banks might tighten their measures. In the U.S., early-September comments by several Fed officials appeared to suggest a September interest-rate increase, which sent stock and bond prices down. However, stocks surged following the Fed’s September 20th meeting on news that the Fed had decided to delay a rate increase to later in 2016. In bond markets, interest rates rose during the quarter but remained at historically low levels as a result of easy monetary policies, subdued global growth, and modest inflation expectations. Yields did rise, however, after bottoming in early July, because market participants felt that yields had overshot the real risks of the U.K.’s vote to exit the European Union and as economic activity strengthened.

During the fourth quarter of 2016, prospects for faster growth and higher interest rates in the U.S. influenced markets.

Early in the fourth quarter of 2016, U.S. stocks tended to trade lower amid concerns such as a likely interest-rate increase and uncertainty over the approaching general election. However, following Donald Trump’s election as president in early November, U.S. stocks began to rally. Investors appeared optimistic that the new administration would usher in a series of progrowth policies, and supportive economic news helped the rally carry through the quarter. The buoyant environment sent interest rates higher as well. At its mid-December meeting, Fed officials raised their target interest rate for the first time in a year by a quarter percentage point to between 0.50% and 0.75%. The fourth quarter also saw the implementation of the Securities and Exchange Commission’s new rules for money market funds, which included floating net asset values (NAVs) for institutional prime and municipal money market funds as

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[2]	The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the United States and Canada. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[3]	The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar–denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[4]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

Letter to shareholders (unaudited)	Wells Fargo Global Long/Short Fund	3

well as the possibility of liquidity fees and redemption gates. In the year leading up to money market fund reform implementation, nearly $1 trillion in assets moved from these types of money market funds into government money market funds, which continued to transact at a stable $1 NAV. Outside of the U.S., the prospects for faster U.S. growth appeared to trigger some acceleration in Europe.

Economies improved in the first quarter of 2017, supporting markets.

Stocks rallied globally through the first quarter of 2017, supported by signs of improvement in the U.S. and global economies. U.S. economic data released during the quarter reflected a healthy economy. Hiring remained strong, and business and consumer sentiment improved. In March, Fed officials raised their target interest rate by a quarter percentage point to between 0.75% and 1.00%. With the Fed’s target interest rate increase, short-term bond yields rose during the quarter. Meanwhile, longer-term Treasury yields were little changed, leading to positive performance. Investment-grade and high-yield bonds benefited from strong demand. Municipal bond returns were positive in the quarter, helped by strong demand and constrained new-issue supply. Outside of the U.S., stocks in emerging markets generally outperformed stocks in the U.S. and international developed markets because they benefited from both global economic growth and recent weakening in the U.S. dollar. European stocks also outperformed the U.S. market.

Steady advancement in many markets marked the second quarter of 2017.

With steady, modest economic growth both in the U.S. and abroad during the second quarter of 2017, most equity markets in the U.S. and abroad advanced with few signs of volatility. Within the economy, U.S. inflation trended lower despite the unemployment rate continuing to decline. Ten-year U.S. Treasury yields declined, resulting in stronger prices for long-term bonds. As was widely expected, Fed officials in June again raised their target interest rate by a quarter percentage point to between 1.00% and 1.25%. They also released a blueprint for reducing the Fed’s balance sheet, which had ballooned due to quantitative easing. Although economic momentum increased in Europe, the ECB held its rates steady at low levels because underlying inflation remained subdued. In emerging markets, many countries benefited from stronger currencies versus the U.S. dollar.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Periods of uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future.

4	Wells Fargo Global Long/Short Fund	Letter to shareholders (unaudited)

Thank you for choosing to invest in Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Andrew Owen

President

Wells Fargo Funds

Notice to shareholders

At a meeting held on August 15-16, 2017, the Board of Trustees of the Fund unanimously approved the closure and liquidation of the Fund. The Fund was closed to new investors and additional investments from existing shareholders effective at the close of business on August 21, 2017. The liquidation of the Fund is expected to occur after the close of business on or about October 27, 2017. Shareholders of the Fund on the date of liquidation will receive a distribution of their account proceeds in complete redemption of their shares.

For further information about your Fund, contact your investment professional, visit our website at wellsfargofunds.com, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

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6	Wells Fargo Global Long/Short Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks long-term capital appreciation.

Manager

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio manager

Venkateshwar Lal‡

Dale A. Winner, CFA®

Average annual total returns (%) as of June 30, 2017

		Including sales charge		Excluding sales charge		Expense ratios[1] (%)
	Inception date	1 year	Since inception	1 year	Since inception	Gross	Net[2]
Class A (WGLAX)	11-28-2014	6.48	(0.49)	12.99	1.81	4.80	2.51
Class C (WGLCX)	11-28-2014	11.03	0.99	12.03	0.99	5.55	3.26
Administrator Class (WGLDX)	11-28-2014	–	–	13.07	1.90	4.72	2.41
Institutional Class (WGLSX)	11-28-2014	–	–	13.26	2.12	4.47	2.21
Global Long/Short Composite Index[3]	–	–	–	9.30	3.04	–	–
Bloomberg Barclays U.S. 1-3 Month Treasury Bill Index[4]	–	–	–	0.44	0.23	–	–
MSCI ACWI Index (Net)[5]	–	–	–	18.78	5.60	–	–

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargofunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Administrator Class and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Foreign investments are especially volatile and can rise or fall dramatically due to differences in the political and economic conditions of the host country. These risks are generally intensified in emerging markets. The use of derivatives may reduce returns and/or increase volatility. There are numerous risks associated with transactions in options on securities. Borrowing money to purchase securities or cover short positions magnifies losses and incurs expenses. Short selling is generally considered speculative, has the potential for unlimited loss, and may involve leverage. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to regulatory and smaller-company securities risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 7.

Performance highlights (unaudited)	Wells Fargo Global Long/Short Fund	7

Growth of $10,000 investment as of June 30, 2017[6]

‡	Mr. Lal became a portfolio manager of the Fund on June 30, 2017.

[1]	Reflects the expense ratios as stated in the most recent prospectuses, which include the impact of 0.05% in acquired fund fees and expenses and 0.71% in dividend expense on securities sold short and prime broker fees. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report, which do not include acquired fund fees and expenses.

[2]	The manager has contractually committed through October 31, 2017, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waivers at 1.75% for Class A, 2.50% for Class C, 1.65% for Administrator Class, and 1.45% for Institutional Class. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses, prime broker fees, dividend and interest expenses on securities sold short, and extraordinary expenses are excluded from the expense cap. Without this cap, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio or the Fund’s Total Annual Fund Operating Expenses After Fee Waivers, as stated in the prospectuses.

[3]	Source: Wells Fargo Funds Management, LLC. The Global Long/Short Composite Index is weighted 50% in the Bloomberg Barclays U.S. 1-3 Month Treasury Bill Index, and 50% in the MSCI ACWI Index (Net). You cannot invest directly in an index.

[4]	The Bloomberg Barclays U.S. 1-3 Month Treasury Bill Index includes all publicly issued zero-coupon U.S. Treasury Bills that have a remaining maturity of less than 3 months and more than 1 month, are rated investment grade, and have $250 million or more of outstanding face value. You cannot invest directly in an index.

[5]	The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI ACWI Index (Net) consists of 46 country indexes comprising 23 developed and 23 emerging markets country indexes. The developed markets country indexes included are Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States. The emerging markets country indexes included are Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, the Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey, and United Arab Emirates. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[6]	The chart compares the performance of Class A shares since inception with the Global Long/Short Composite Index, Bloomberg Barclays U.S. 1-3 Month Treasury Bill Month Index, and the MSCI ACWI Index (Net). The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

[7]	The ten largest long and short position holdings, excluding cash and cash equivalents, are calculated based on the value of the investments divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[8]	The chart shows the percentage of Fund holdings within a particular sector or country that was held long (securities owned by the Fund) or sold short (sale of borrowed securities). Gross exposure is the absolute value of the long positions and short positions combined. Net exposure is the percentage of long positions minus the percentage of positions sold short. Short positions are represented by negative numbers.

*	This security was not held in the Fund at the end of the reporting period.

8	Wells Fargo Global Long/Short Fund	Performance highlights (unaudited)

MANAGERS’ DISCUSSION

Fund highlights

∎	The Fund outperformed its benchmark, the Global Long/Short Composite Index, for the 12-month period that ended June 30, 2017. (The Fund’s securities were either held long, as in securities owned by the Fund, or sold short, as in the sale of borrowed securities.) The Fund’s outperformance was due primarily to notable stock-specific gains across each region globally.

∎	Overall gains, especially from positions in Western Europe and Japan, as well as regional equity hedges globally, offset smaller losses in stock positions primarily in Latin America and Southeast Asia.

∎	Notable gains were generated among positions in industrial conglomerates and diversified financials (banks and insurance firms), outweighing losses from long positions in the automobile industry and the telecommunication services sector and from select portfolio hedges as equity markets globally appreciated over the past year.

∎	We continue to find compelling long and short investment opportunities based on the fundamental business and financial characteristics of individual stocks, even as overall macroeconomic volatility persists, primarily across Europe and Japan and increasingly in emerging markets.

Research-driven long and short investments drove the Fund’s outperformance.

The Fund outperformed its benchmark during this period. Fund performance was derived from our research and risk management processes. Our fundamental research-driven long and short positions generated attractive returns in an environment where global equity markets began to normalize. Returns based on effective assessments of fundamental stock valuations rewarded investors to a greater degree than price momentum. We continued to focus on fundamental research among ideas that we believe are nonconsensus—that is, not widely recognized by other investors—and we sought stocks with lower relative valuations underpinned by well-researched risk management.

Overall, Fund investments were concentrated across developed markets such as Germany, Japan, the U.S., the U.K., the Netherlands, Italy, Canada, France, and Norway. We increased investments across emerging markets, notably China (including Hong Kong), South Korea, Russia, Malaysia, and Brazil. We continue to identify compelling values internationally as the impacts of self-help restructuring, targeted regional reforms, and reflationary efforts allow select companies to engage in differentiated actions to potentially generate shareholder value. We avoided other companies that we believe were mired in unsustainable and uncompetitive business models that could be more vulnerable to reversals during volatile periods. Leading economic indicators improved across Europe, Japan, and parts of the emerging markets, exceeding comparable indicators domestically. With more robust economic fundamentals as compared with market expectations across the eurozone relative to the U.S., we closed our partial hedges of the euro currency. We maintained partial hedges of the British sterling given prevailing uncertainty surrounding the prospects for Brexit and U.K. imbalance of payments.

Top ten long position (%) as of June 30, 2017[7]
Coach Incorporated	2.89
Rheinmetall AG	2.70
Compagnie de Saint-Gobain SA	2.66
Vodafone Group plc	2.66
Novartis AG	2.64
Metro AG	2.60
Eni SpA	2.41
Koninklijke Philips NV	2.41
Smiths Group plc	2.29
Nomura Holdings Incorporated	2.27

Top ten short positions (%) as of June 30, 2017[7]
iShares MSCI EMU ETF	3.68
iShares MSCI EAFE ETF	1.92
Nestle SA	1.55
Wisdomtree Japan Hedged Equity ETF	1.29
Unilever NV	1.22
iShares MSCI Switzerland Capped ETF	1.12
Schindler Holding AG	1.05
iShares MSCI Thailand Capped ETF	0.99
Peugeot SA	0.98
iShares Europe ETF	0.59

Strong performance from international equity markets, especially in Germany, Japan, the Netherlands, Canada, and the U.K., supported the Fund’s outperformance. Performance of those positions was notably enhanced by long investments in individual stocks that are typically diversified industrials and financial reform beneficiaries as well as stocks that are taking advantage of self-help restructuring-oriented developments. Top-performing long positions included Lundin Mining Corporation; Nomura Holdings, Incorporated; Rheinmetall AG; Hana Financial Group, Incorporated; Mitsubishi UFJ Financial Group, Incorporated; and Compagnie de Saint-Gobain S.A. Top-performing shorts included a Japanese food and drug retailer, a

Please see footnotes on page 7.

Performance highlights (unaudited)	Wells Fargo Global Long/Short Fund	9

Philippine communications firm, and a Japanese railway, as well as British sterling portfolio hedges. These gains more than offset notable losses from longs in Cosan Limited, Capita plc, and Cameco Corporation*, as well as from shorts including French and Dutch consumer stocks; an American asset manager; and portfolio hedges in Europe, Japan, and Southeast Asia.

We believe there is a continuing migration underway in the markets of investment appetite toward international equities due to their cheap market valuations, earnings power and operating leverage, and supportive public policy backdrops. We also view investment environments that reward fundamental value stock picking as opposed to more momentum trading as a potential performance tailwind for our strategy. We believe that an environment favoring fundamental stock picking to have been particularly visible during the last half of 2016 and intermittently thus far in 2017.

Sector allocation as of June 30, 2017[8]
	Gross exposure(%)	Net exposure(%)
Consumer Discretionary	8	8
Consumer Staples	6	1
Energy	5	7
Financials	28	36
Health Care	8	11
Industrials	22	26
Information Technology	9	13
Materials	4	5
Real Estate	2	2
Telecommunication Services	8	11
Other	0	(20)
	100	100

Country allocation as of June 30, 2017[8]
	Gross exposure(%)	Net exposure(%)
Brazil	2	2
Canada	3	4
China	7	9
France	4	3
Germany	15	19
Hong Kong	2	3
Italy	4	5
Japan	13	14
Malaysia	1	2
Netherlands	9	10
Norway	2	3
Russia	2	3
South Africa	1	2
South Korea	2	3
Switzerland	5	2
United Kingdom	15	20
United States	13	(4)
	100	100

Divergences in economies and markets may create equity investment opportunities.

As we look forward, we see wide divergences in regional and sovereign economic fundamentals. Within sectors and regions, there are varying public policymaker actions as well as corporate prospects in an environment of increased differentiation among public equities. Risk from political volatility in developed and emerging markets alike remains an important consideration to better inform investment decision-making. Recent developments in continental Europe indicate prospects for growing cooperation. Among these developments are French President Macron’s surprise electoral victory and subsequent parliamentary majority; regional electoral wins for German incumbent Chancellor Merkel; and loss of momentum from Italy’s anti-European Union integration Five Star Movement. The U.K. remains mired in political uncertainty weighing on domestic economic fundamentals.

In Asia, we believe developments provide helpful backdrops for well-placed companies actively engaged in improving corporate governance and rewarding shareholders. Among these developments are China’s consolidating political leadership and reform efforts as well as plans for engineering a milestone One Belt, One Road commonly known as the “Silk Road” connecting Eurasia; South Korea’s improving prospects for structural reforms; and Japan’s continuing reflationary public policies, aided by a vigilant and active Bank of Japan.

Across several emerging markets, we see steep equity market undervaluation and earnings normalization potential as boding well for investment prospects, particularly those companies that are making favorable adjustments from recent structural commodity price declines and domestic exchange rate.

We expect periodic equity market volatility to continue to reward fundamental stock pickers who can distinguish between fair market values and true micro fundamentals.

Please see footnotes on page 7.

10	Wells Fargo Global Long/Short Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from January 1, 2017 to June 30, 2017.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 1-1-2017	Ending account value 6-30-2017	Expenses paid during the period¹	Annualized net expense ratio
Class A
Actual	$1,000.00	$1,050.76	$12.59	2.48%
Hypothetical (5% return before expenses)	$1,000.00	$1,012.52	$12.35	2.48%
Class C
Actual	$1,000.00	$1,046.39	$16.31	3.21%
Hypothetical (5% return before expenses)	$1,000.00	$1,008.86	$16.01	3.21%
Administrator Class
Actual	$1,000.00	$1,050.61	$12.02	2.36%
Hypothetical (5% return before expenses)	$1,000.00	$1,013.07	$11.80	2.36%
Institutional Class
Actual	$1,000.00	$1,052.53	$11.03	2.17%
Hypothetical (5% return before expenses)	$1,000.00	$1,014.04	$10.83	2.17%

[1]	Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Portfolio of investments—June 30, 2017	Wells Fargo Global Long/Short Fund	11

Security name	Shares	Value

Common Stocks: 69.34%

Brazil: 1.19%
Cosan Limited Class A (Energy, Oil, Gas & Consumable Fuels) (b)	20,726	$132,854

Canada: 1.99%
Lundin Mining Corporation (Materials, Metals & Mining)	38,977	221,515

China: 4.96%
China Everbright Limited (Financials, Capital Markets)	40,000	87,096
China Mobile Limited (Telecommunication Services, Wireless Telecommunication Services)	18,500	196,316
Industrial & Commercial Bank of China Limited H Shares (Financials, Banks)	163,000	110,024
Shanghai Pharmaceuticals Holding Company Limited H Shares (Health Care, Health Care Providers & Services)	26,700	79,511
YY Incorporated (Information Technology, Internet Software & Services) †(b)	1,377	79,907

		552,854

France: 2.66%
Compagnie de Saint-Gobain SA (Industrials, Building Products)	5,547	296,375

Germany: 10.23%
Metro AG (Consumer Staples, Food & Staples Retailing)	8,575	289,460
Muenchener Rueckversicherungs Gesellschaft AG (Financials, Insurance)	830	167,367
Rheinmetall AG (Industrials, Industrial Conglomerates)	3,163	300,281
SAP SE (Information Technology, Software)	1,892	197,619
Siemens AG (Industrials, Industrial Conglomerates)	1,343	184,606

		1,139,333

Hong Kong: 1.60%
Xinyi Glass Holdings Limited (Consumer Discretionary, Auto Components)	180,000	178,214

Italy: 2.72%
Eni SpA (Energy, Oil, Gas & Consumable Fuels)	17,864	268,508
Prysmian SpA (Industrials, Electrical Equipment)	1,170	34,410

		302,918

Japan: 9.19%
Coca-Cola Bottlers Japan Incorporated (Consumer Staples, Beverages)	50	1,445
Daiwa Securities Group Incorporated (Financials, Capital Markets)	33,000	195,345
Hitachi Limited (Information Technology, Electronic Equipment, Instruments & Components)	41,000	251,304
Mitsubishi UFJ Financial Group Incorporated (Financials, Banks)	30,300	203,338
Mitsui Fudosan Company Limited (Real Estate, Real Estate Management & Development)	5,000	119,160
Nomura Holdings Incorporated (Financials, Capital Markets)	42,200	252,656

		1,023,248

Malaysia: 0.87%
CIMB Group Holdings Bhd (Financials, Banks)	63,400	97,183

Netherlands: 6.51%
Koninklijke Philips NV (Industrials, Industrial Conglomerates)	7,550	268,139
NN Group NV (Financials, Insurance)	6,442	228,973
Sensata Technologies Holding NV (Industrials, Electrical Equipment) †	5,343	228,253

		725,365

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Global Long/Short Fund	Portfolio of investments—June 30, 2017

Security name			Shares	Value

Norway: 1.55%
Den Norske Bank ASA (Financials, Banks)			10,157	$172,756

Russia: 1.45%
Mobile TeleSystems PJSC ADR (Telecommunication Services, Wireless Telecommunication Services)			19,200	160,896

South Africa: 0.91%
Sasol Limited (Materials, Chemicals)			3,632	101,749

South Korea: 1.70%
Hana Financial Group Incorporated (Financials, Banks)			4,783	189,163

Switzerland: 3.64%
Novartis AG (Health Care, Pharmaceuticals)			3,533	294,018
Zurich Insurance Group AG (Financials, Insurance)			382	111,183

				405,201

United Kingdom: 9.14%
Capita plc (Industrials, Professional Services) (b)			5,471	49,274
Man Group plc (Financials, Capital Markets)			90,462	182,389
Smiths Group plc (Industrials, Industrial Conglomerates) (b)			12,262	255,051
United Business Media plc (Consumer Discretionary, Media)			17,914	160,991
Vodafone Group plc (Telecommunication Services, Wireless Telecommunication Services)			104,406	296,104
Wolseley plc (Industrials, Trading Companies & Distributors)			1,197	73,477

				1,017,286

United States: 9.03%
Agilent Technologies Incorporated (Health Care, Life Sciences Tools & Services) (b)			1,574	93,354
American International Group Incorporated (Financials, Insurance) (b)			3,278	204,941
Apple Incorporated (Information Technology, Technology Hardware, Storage & Peripherals) (b)			1,498	215,742
Coach Incorporated (Consumer Discretionary, Textiles, Apparel & Luxury Goods) (b)			6,808	322,291
Merck & Company Incorporated (Health Care, Pharmaceuticals) (b)			1,087	69,666
Pfizer Incorporated (Health Care, Pharmaceuticals) (b)			2,951	99,124

				1,005,118

Total Common Stocks (Cost $7,003,668)				7,722,028

		Expiration date
Participation Notes: 1.31%

China: 1.31%
HSBC Bank plc (Kweichow Moutai Company Limited Class A) (Consumer Staples, Beverages) †		12-4-2024	2,090	145,463

Total Participation Notes (Cost $53,236)				145,463

	Yield
Short-Term Investments: 28.02%

Investment Companies: 28.02%
Wells Fargo Government Money Market Select Class (l)(u)	0.86%		3,120,236	3,120,236

Total Short-Term Investments (Cost $3,120,236)				3,120,236

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—June 30, 2017	Wells Fargo Global Long/Short Fund	13

Security name	Shares	Value

Securities Sold Short: (17.92%)

Common Stocks: (7.28%)

France: (0.98%)
Peugeot SA (Consumer Discretionary, Automobiles)	(5,489)	$(109,493)

Japan: (1.53%)
Isetan Mitsukoshi Holdings Limited (Consumer Discretionary, Multiline Retail)	(1,200)	(12,013)
Lawson Incorporated (Consumer Staples, Food & Staples Retailing)	(521)	(36,409)
Marubeni Corporation (Industrials, Trading Companies & Distributors)	(5,500)	(35,491)
McDonalds Holdings Company (Consumer Discretionary, Hotels, Restaurants & Leisure)	(1,000)	(38,320)
Odakyu Electric Railway Company (Industrials, Road & Rail)	(1,000)	(20,147)
Takashimaya Company Limited (Consumer Discretionary, Multiline Retail)	(3,000)	(28,513)

		(170,893)

Netherlands: (1.22%)
Unilever NV (Consumer Staples, Personal Products)	(2,453)	(135,378)

Philippines: (0.18%)
PLDT Incorporated (Telecommunication Services, Wireless Telecommunication Services)	(580)	(20,480)

Switzerland: (2.60%)
Nestle SA (Consumer Staples, Food Products)	(1,986)	(172,835)
Schindler Holding AG (Industrials, Machinery)	(553)	(117,013)

		(289,848)

Thailand: (0.24%)
Charoen Pokphand Foods PCL (Consumer Staples, Food Products)	(37,300)	(27,231)

United States: (0.52%)
Eaton Vance Corporation (Financials, Capital Markets)	(1,018)	(48,172)
Franklin Resources Incorporated (Financials, Capital Markets)	(208)	(9,316)

		(57,488)

Exchange-Traded Funds: (10.64%)

United States: (10.64%)
iShares Europe ETF	(1,470)	(65,150)
iShares MSCI EAFE ETF	(3,282)	(213,986)
iShares MSCI EMU ETF	(10,175)	(410,307)
iShares MSCI Philippines ETF	(1,782)	(63,849)
iShares MSCI Singapore Capped ETF	(2,251)	(53,169)
iShares MSCI Switzerland Capped ETF	(3,633)	(124,648)
iShares MSCI Thailand Capped ETF	(1,414)	(110,235)
WisdomTree Japan Hedged Equity ETF	(2,762)	(143,625)

		(1,184,969)

Total Securities Sold Short (Proceeds $(1,850,369))		(1,995,780)

Total investments in securities (excluding securities sold short (Cost $10,177,140)) *	98.67%	10,987,727
Total securities sold short	(17.92)	(1,995,780)
Other assets and liabilities, net	19.25	2,143,882

Total net assets	100.00%	$11,135,829

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Global Long/Short Fund	Portfolio of investments—June 30, 2017

(b)	All or a portion of this security is segregated as collateral for securities sold short.

†	Non-income-earning security

(l)	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.

(u)	The rate represents the 7-day annualized yield at period end.

*	Cost for federal income tax purposes is $10,323,719 and unrealized gains (losses) consists of:

Gross unrealized gains	$1,173,627
Gross unrealized losses	(509,619)

Net unrealized gains	$664,008

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities—June 30, 2017	Wells Fargo Global Long/Short Fund	15

Assets
Investments
In unaffiliated securities, at value (cost $7,056,904)	$7,867,491
In affiliated securities, at value (cost $3,120,236)	3,120,236

Total investments in securities, at value (cost $10,177,140)	10,987,727
Cash	90
Segregated cash for securities sold short	2,093,626
Foreign currency, at value (cost $15,102)	15,172
Receivable for dividends	33,829
Unrealized gains on forward foreign currency contracts	12,254
Receivable from manager	11,460
Prepaid expenses and other assets	50,550

Total assets	13,204,708

Liabilities
Dividends payable	42
Unrealized losses on forward foreign currency contracts	20,614
Payable for securities sold short, at value (proceeds $1,850,369)	1,995,780
Distribution fee payable	100
Administration fees payable	1,310
Accrued expenses and other liabilities	51,033

Total liabilities	2,068,879

Total net assets	$11,135,829

NET ASSETS CONSIST OF
Paid-in capital	$10,707,439
Undistributed net investment income	16,262
Accumulated net realized losses on investments	(245,246)
Net unrealized gains on investments	657,374

Total net assets	$11,135,829

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE
Net assets – Class A	$424,477
Shares outstanding – Class A1	41,032
Net asset value per share – Class A	$10.35
Maximum offering price per share – Class A2	$10.98
Net assets – Class C	$151,296
Shares outstanding – Class C1	14,905
Net asset value per share – Class C	$10.15
Net assets – Administrator Class	$110,642
Shares outstanding – Administrator Class[1]	10,660
Net asset value per share – Administrator Class	$10.38
Net assets – Institutional Class	$10,449,414
Shares outstanding – Institutional Class[1]	1,003,171
Net asset value per share – Institutional Class	$10.42

[1]	The Fund has an unlimited number of authorized shares.

[2]	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Global Long/Short Fund	Statement of operations—year ended June 30, 2017

Investment income
Dividends (net of foreign withholding taxes of $17,218)	$186,404
Income from affiliated securities	17,734

Total investment income	204,138

Expenses
Management fee	136,682
Administration fees
Class A	816
Class C	306
Administrator Class	135
Institutional Class	12,839
Shareholder servicing fees
Class A	971
Class C	365
Administrator Class	259
Distribution fee
Class C	1,095
Custody and accounting fees	41,002
Professional fees	58,789
Registration fees	66,137
Shareholder report expenses	47,201
Trustees’ fees and expenses	21,625
Dividends on securities sold short	46,445
Prime broker fees	12,213
Other fees and expenses	11,037

Total expenses	457,917
Less: Fee waivers and/or expense reimbursements	(243,902)

Net expenses	214,015

Net investment loss	(9,877)

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS

Net realized gains (losses) on:
Unaffiliated securities	89,068
Securities sold short	(3,738)
Forward foreign currency contract transactions	61,689

Net realized gains on investments	147,019

Net change in unrealized gains (losses) on:
Unaffiliated securities	1,449,507
Forward foreign currency contract transactions	(40,950)
Securities sold short	(270,213)

Net change in unrealized gains (losses) on investments	1,138,344

Net realized and unrealized gains (losses) on investments	1,285,363

Net increase in net assets resulting from operations	$1,275,486

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets	Wells Fargo Global Long/Short Fund	17

	Year ended June 30, 2017		Year ended June 30, 2016

Operations
Net investment loss		$(9,877)		$(28,128)
Net realized gains (losses) on investments		147,019		(363,926)
Net change in unrealized gains (losses) on investments		1,138,344		(694,344)

Net increase (decrease) in net assets resulting from operations		1,275,486		(1,086,398)

Distributions to shareholders from
Net investment income
Class A		0		(499)
Administrator Class		0		(76)
Institutional Class		0		(23,095)
Net realized gains
Class A		0		(3,385)
Class C		0		(1,461)
Administrator Class		0		(1,017)
Institutional Class		0		(98,879)

Total distributions to shareholders		0		(128,412)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	5,323	53,419	14,706	143,822
Class C	0	0	3,035	28,407
Administrator Class	546	5,400	0	0
Institutional Class	20,488	210,000	0	0

		268,819		172,229

Reinvestment of distributions
Class A	0	0	406	3,884
Class C	0	0	154	1,461
Administrator Class	0	0	114	1,093
Institutional Class	0	0	12,710	121,974

		0		128,412

Payment for shares redeemed
Class A	(3,032)	(29,411)	(4,908)	(46,365)
Class C	0	0	(2,874)	(26,632)
Institutional Class	(498)	(4,856)	(1,596)	(14,698)

		(34,267)		(87,695)

Net increase in net assets resulting from capital share transactions		234,552		212,946

Total increase (decrease) in net assets		1,510,038		(1,001,864)

Net assets
Beginning of period		9,625,791		10,627,655

End of period		$11,135,829		$9,625,791

Undistributed (accumulated) net investment income (loss)		$16,262		$(32,929)

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Global Long/Short Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended June 30
CLASS A	2017	2016	2015[1]
Net asset value, beginning of period	$9.16	$10.35	$10.00
Net investment loss	(0.03)	(0.04)	(0.04)[2]
Net realized and unrealized gains (losses) on investments	1.22	(1.04)	0.39

Total from investment operations	1.19	(1.08)	0.35
Distributions to shareholders from
Net investment income	0.00	(0.01)	0.00
Net realized gains	0.00	(0.10)	0.00

Total distributions to shareholders	0.00	(0.11)	0.00
Net asset value, end of period	$10.35	$9.16	$10.35
Total return[3]	12.99%	(10.43)%	3.50%
Ratios to average net assets (annualized)
Gross expenses[4]	4.67%	4.77%	5.40%
Net expenses[4]	2.31%	2.47%	2.96%
Net investment loss[4]	(0.34)%	(0.41)%	(0.59)%
Supplemental data
Portfolio turnover rate	45%	37%	62%
Net assets, end of period (000s omitted)	$424	$355	$295

[1]	For the period from November 28, 2014 (commencement of class operations) to June 30, 2015

[2]	Calculated based upon average shares outstanding.

[3]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

[4]	Ratios include prime broker fees and dividend expense on securities sold short as follows:

Year ended June 30, 2017	0.56%
Year ended June 30, 2016	0.72%
Year ended June 30, 2015[1]	1.21%

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Global Long/Short Fund	19

(For a share outstanding throughout each period)

	Year ended June 30
CLASS C	2017	2016	2015[1]
Net asset value, beginning of period	$9.06	$10.31	$10.00
Net investment loss	(0.11)	(0.12)	(0.07)
Net realized and unrealized gains (losses) on investments	1.20	(1.03)	0.38

Total from investment operations	1.09	(1.15)	0.31
Distributions to shareholders from
Net realized gains	0.00	(0.10)	0.00
Net asset value, end of period	$10.15	$9.06	$10.31
Total return[2]	12.03%	(11.18)%	3.10%
Ratios to average net assets (annualized)
Gross expenses[3]	5.40%	5.50%	6.12%
Net expenses[3]	3.05%	3.20%	3.54%
Net investment loss[3]	(1.12)%	(1.24)%	(1.64)%
Supplemental data
Portfolio turnover rate	45%	37%	62%
Net assets, end of period (000s omitted)	$151	$135	$150

[1]	For the period from November 28, 2014 (commencement of class operations) to June 30, 2015

[2]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

[3]	Ratios include prime broker fees and dividend expense on securities sold short as follows:

Year ended June 30, 2017	0.55%
Year ended June 30, 2016	0.70%
Year ended June 30, 2015[1]	1.04%

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Global Long/Short Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended June 30
ADMINISTRATOR CLASS	2017	2016	2015[1]
Net asset value, beginning of period	$9.18	$10.36	$10.00
Net investment loss	(0.02)	(0.04)	(0.05)
Net realized and unrealized gains (losses) on investments	1.22	(1.03)	0.41

Total from investment operations	1.20	(1.07)	0.36
Distributions to shareholders from
Net investment income	0.00	(0.01)	0.00
Net realized gains	0.00	(0.10)	0.00

Total distributions to shareholders	0.00	(0.11)	0.00
Net asset value, end of period	$10.38	$9.18	$10.36
Total return[2]	13.07%	(10.38)%	3.60%
Ratios to average net assets (annualized)
Gross expenses[3]	4.59%	4.68%	5.22%
Net expenses[3]	2.21%	2.35%	2.70%
Net investment loss[3]	(0.26)%	(0.40)%	(0.83)%
Supplemental data
Portfolio turnover rate	45%	37%	62%
Net assets, end of period (000s omitted)	$111	$93	$104

[1]	For the period from November 28, 2014 (commencement of class operations) to June 30, 2015

[2]	Returns for periods of less than one year are not annualized.

[3]	Ratios include prime broker fees and dividend expense on securities sold short as follows:

Year ended June 30, 2017	0.56%
Year ended June 30, 2016	0.70%
Year ended June 30, 2015[1]	1.05%

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Global Long/Short Fund	21

(For a share outstanding throughout each period)

	Year ended June 30
INSTITUTIONAL CLASS	2017	2016	2015[1]
Net asset value, beginning of period	$9.20	$10.37	$10.00
Net investment loss	(0.01)	(0.02)	(0.04)
Net realized and unrealized gains (losses) on investments	1.23	(1.03)	0.41

Total from investment operations	1.22	(1.05)	0.37
Distributions to shareholders from
Net investment income	0.00	(0.02)	0.00
Net realized gains	0.00	(0.10)	0.00

Total distributions to shareholders	0.00	(0.12)	0.00
Net asset value, end of period	$10.42	$9.20	$10.37
Total return[2]	13.26%	(10.12)%	3.70%
Ratios to average net assets (annualized)
Gross expenses[3]	4.33%	4.42%	4.95%
Net expenses[3]	2.01%	2.15%	2.49%
Net investment loss[3]	(0.07)%	(0.20)%	(0.63)%
Supplemental data
Portfolio turnover rate	45%	37%	62%
Net assets, end of period (000s omitted)	$10,449	$9,043	$10,078

[1]	For the period from November 28, 2014 (commencement of class operations) to June 30, 2015

[2]	Returns for periods of less than one year are not annualized.

[3]	Ratios include prime broker fees and dividend expense on securities sold short as follows:

Year ended June 30, 2017	0.56%
Year ended June 30, 2016	0.70%
Year ended June 30, 2015[1]	1.04%

The accompanying notes are an integral part of these financial statements.

22	Wells Fargo Global Long/Short Fund	Notes to financial statements

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Global Long/Short Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.

Equity securities and options that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the principal exchange or market that day, the prior day’s price will be deemed “stale” and a fair value price will be determined in accordance with the Fund’s Valuation Procedures.

Non-listed options are valued at the evaluated price provided by an independent pricing service or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.

The values of securities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Management Valuation Team of Wells Fargo Funds Management, LLC (“Funds Management”).

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore may not fully reflect trading or events that occur after the close of the principal exchange in which the foreign securities are traded, but before the close of the New York Stock Exchange. If such trading or events are expected to materially affect the value of such securities, then fair value pricing procedures approved by the Board of Trustees of the Fund are applied. These procedures take into account multiple factors including movements in U.S. securities markets after foreign exchanges close. Foreign securities that are fair valued under these procedures are categorized as Level 2 and the application of these procedures may result in transfers between Level 1 and Level 2. Depending on market activity, such fair valuations may be frequent. Such fair value pricing may result in net asset values that are higher or lower than net asset values based on the last reported sales price or latest quoted bid price. On June 30, 2017, such fair value pricing was not used in pricing foreign securities.

Investments in registered open-end investment companies are valued at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Fund. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Management Valuation Team. The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Management Valuation Team which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market values, to assess the continued appropriateness of the fair valuation methodologies used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the inputs considered in the valuation process until there is a readily available price provided on an exchange or by an independent pricing service. Valuations received from an independent pricing service or independent broker-dealer quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the manager and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

Notes to financial statements	Wells Fargo Global Long/Short Fund	23

Foreign currency translation

The accounting records of the Fund are maintained in U.S. dollars. The values of other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Management Valuation Team. Purchases and sales of securities, and income and expenses are converted at the rate of exchange on the respective dates of such transactions. Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting from changes in exchange rates. The changes in net assets arising from changes in exchange rates of securities and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are included in net realized and unrealized gains or losses from investments.

Forward foreign currency contracts

The Fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. A forward foreign currency contract is an agreement between two parties to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund enters into forward foreign currency contracts to facilitate transactions in foreign-denominated securities and to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. Forward foreign currency contracts are recorded at the forward rate and marked-to-market daily. When the contracts are closed, realized gains and losses arising from such transactions are recorded as realized gains or losses on forward foreign currency contract transactions. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably. The Fund’s maximum risk of loss from counterparty credit risk is the unrealized gains on the contracts. This risk may be mitigated if there is a master netting arrangement between the Fund and the counterparty.

Options

The Fund is subject to equity price risk in the normal course of pursuing its investment objectives. The Fund may write covered call options or secured put options on individual securities and/or indexes. When the Fund writes an option, an amount equal to the premium received is recorded as a liability and is subsequently adjusted to the current market value of the written option. Premiums received from written options that expire unexercised are recognized as realized gains on the expiration date. For exercised options, the difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is treated as a realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in calculating the realized gain or loss on the sale. If a put option is exercised, the premium reduces the cost of the security purchased. The Fund, as a writer of an option, bears the market risk of an unfavorable change in the price of the security and/or index underlying the written option.

The Fund may also purchase call or put options. Premiums paid are included in the Statement of Assets and Liabilities as investments, the values of which are subsequently adjusted based on the current market values of the options. Premiums paid for purchased options that expire are recognized as realized losses on the expiration date. Premiums paid for purchased options that are exercised or closed are added to the amount paid or offset against the proceeds received for the underlying security to determine the realized gain or loss. The risk of loss associated with purchased options is limited to the premium paid.

Options traded on an exchange are regulated and terms of the options are standardized. Purchased options traded over-the-counter expose the Fund to counterparty risk in the event the counterparty does not perform. This risk can be mitigated by having a master netting arrangement between the Fund and the counterparty and by having the counterparty post collateral to cover the Fund’s exposure to the counterparty.

Participation notes

The Fund may invest in participation notes to gain exposure to securities in certain foreign markets. Participation notes are issued by banks or broker-dealers and are designed to offer a return linked to a particular underlying foreign security. Participation notes involve transaction costs, which may be higher than those applicable to the underlying foreign security. The holder of the participation note is entitled to receive from the bank or broker-dealer, an amount equal to the dividend paid by the issuer of the underlying foreign security; however, the holder is not entitled to the same rights (i.e. dividends, voting rights) as an owner of the underlying foreign security. Investments in participation notes involve risks beyond those normally associated with a direct investment in an underlying security. The Fund has no rights against the issuer of the underlying foreign security and participation notes expose the Fund to counterparty risk in the event the counterparty does not perform. There is also no assurance there will be a secondary trading market for the participation note or that the trading price of the participation note will equal the underlying value of the foreign security that it seeks to replicate.

24	Wells Fargo Global Long/Short Fund	Notes to financial statements

Short sales

The Fund may sell a security it does not own in anticipation of a decline in the market value of that security (short sale). When the Fund makes a short sale, it must borrow the security sold short and deliver it to the buyer. The Fund is then obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement.

The Fund records the proceeds as a liability which is marked-to-market daily based upon quotations from an independent pricing service or from brokers, which use prices provided by market makers, and any change in value is recorded as an unrealized gain or loss. Any interest or dividends accrued on such borrowed securities during the period of the loan are recorded as an expense on the Statement of Operations. To borrow the security, the Fund may be required to pay a premium, which would decrease the proceeds of the security sold. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized upon the closing of a short sale if the market price at the closing is less than or greater than, respectively, the proceeds originally received. Until the short sale is closed or the borrowed security is replaced, the Fund maintains a segregated account of cash or liquid securities, the dollar value of which is at least equal to the market value of the security at the time of the short sale.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Dividend income is recognized on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the custodian verifies the ex-dividend date. Dividend income from foreign securities is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Distributions to shareholders

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior the Fund’s fiscal year end may be categorized as a tax return of capital.

Federal and other taxes

The Fund intends to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The primary permanent differences causing such reclassifications are due to foreign currency transactions. At June 30, 2017, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Undistributed net investment income	Accumulated net realized losses on investments
$59,068	$(59,068)

As of June 30, 2017, the Fund had capital loss carryforwards which consist of $101,260 in short-term capital losses and $142,958 in long-term capital losses.

Notes to financial statements	Wells Fargo Global Long/Short Fund	25

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

∎	Level 1 – quoted prices in active markets for identical securities

∎	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

∎	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

26	Wells Fargo Global Long/Short Fund	Notes to financial statements

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of June 30, 2017:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:

Common stocks
Brazil	$132,854	$0	$0	$132,854
Canada	221,515	0	0	221,515
China	552,854	0	0	552,854
France	296,375	0	0	296,375
Germany	1,139,333	0	0	1,139,333
Hong Kong	178,214	0	0	178,214
Italy	302,918	0	0	302,918
Japan	1,023,248	0	0	1,023,248
Malaysia	97,183	0	0	97,183
Netherlands	725,365	0	0	725,365
Norway	172,756	0	0	172,756
Russia	160,896	0	0	160,896
South Africa	101,749	0	0	101,749
South Korea	189,163	0	0	189,163
Switzerland	405,201	0	0	405,201
United Kingdom	1,017,286	0	0	1,017,286
United States	1,005,118	0	0	1,005,118

Participation notes
China	0	145,463	0	145,463

Short-term investments
Investment companies	3,120,236	0	0	3,120,236
	10,842,264	145,463	0	10,987,727
Forward foreign currency contracts	0	12,254	0	12,254
Total assets	$10,842,264	$157,717	$0	$10,999,981
Liabilities
Securities sold short

Common stocks
France	109,493	0	0	109,493
Japan	170,893	0	0	170,893
Netherlands	135,378	0	0	135,378
Philippines	20,480	0	0	20,480
Switzerland	289,848	0	0	289,848
Thailand	27,231	0	0	27,231
United States	57,488	0	0	57,488

Exchange-traded funds
United States	1,184,969	0	0	1,184,969
Forward foreign currency contracts	0	20,614	0	20,614
Total liabilities	$1,995,780	$20,614	$0	$2,016,394
Forward foreign currency contracts are reported at their unrealized gains (losses) at measurement date, which represents the change in the contract’s value from trade date. All other assets and liabilities are reported at their market value at measurement date.

Notes to financial statements	Wells Fargo Global Long/Short Fund	27

The Fund recognizes transfers between levels within the fair value hierarchy at the end of the reporting period. Fair value pricing was used in pricing certain foreign securities at the previous period end but was not used at June 31, 2017. As a result, long positions valued at $4,876,581 and securities in short positions valued at $570,234 were transferred from Level 2 to Level 1. The Fund did not have any transfers into/out of Level 3.

4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES

Management fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”), is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser, providing fund-level administrative services in connection with the Fund’s operations, and providing any other fund-level administrative services reasonably necessary for the operation of the Fund. As compensation for its services under the investment management agreement, Funds Management is entitled to receive an annual management fee starting at 1.30% and declining to 1.13% as the average daily net assets of the Fund increase. For the year ended June 30, 2017, the management fee was equivalent to an annual rate of 1.30% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. Wells Capital Management Incorporated, an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 1.00% and declining to 0.90% as the average daily net assets of the Fund increase.

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:

Class-level administration fee
Class A, Class C	0.21%
Administrator Class, Institutional Class	0.13

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses. Funds Management has committed through October 31, 2017 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 1.75% for Class A shares, 2.50% for Class C shares, 1.65% for Administrator Class shares, and 1.45% for Institutional Class shares. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Prime broker fees and dividend expense on securities sold short are excluded from the expense caps.

During the year ended June 30, 2017, State Street Bank and Trust Company, the Fund’s custodian, reimbursed the Fund $12 for certain out-of-pocket expenses that were billed to the Fund in error from 1998-2015. This amount is included in dividend income on the Statement of Operations. In addition, Funds Management was also reimbursed $1,034 for waivers/reimbursements it made to the Fund during the period the Fund was erroneously billed.

Distribution fee

The Trust has adopted a distribution plan for Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class C shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares.

In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. No contingent deferred sales charges were incurred by Class A and Class C shares for the year ended June 30, 2017.

28	Wells Fargo Global Long/Short Fund	Notes to financial statements

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C and Administrator Class of the Fund are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended June 30, 2017 were $2,790,381 and $2,354,956, respectively.

The Fund may purchase or sell investment securities to other Wells Fargo affiliates pursuant to Rule 17a-7 of the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices. Interfund trades are included within the respective purchases and sales amounts shown.

6. DERIVATIVE TRANSACTIONS

During the year ended June 30, 2017, the Fund entered into forward foreign currency contracts for economic hedging purposes.

At June 30, 2017, the Fund had forward foreign currency contracts outstanding as follows:

Forward foreign currency contracts to buy:

Exchange date	Counterparty	Contracts to receive		U.S. value at June 30, 2017	In exchange for U.S. $	Unrealized gains
8-30-2017	Morgan Stanley	574,000	EUR	$657,480	$645,226	$12,254

Forward foreign currency contracts to sell:

Exchange date	Counterparty	Contracts to deliver		U.S. value at June 30, 2017	In exchange for U.S. $	Unrealized losses
8-30-2017	Morgan Stanley	574,000	EUR	$657,480	$644,183	$(13,297)
9-12-2017	Morgan Stanley	184,400	GBP	240,676	233,359	(7,317)

The Fund had average contract amounts of $110,280 and $1,193,255 in forward foreign currency contracts to buy and forward foreign currency contracts to sell, respectively, during the year ended June 30, 2017.

During the year ended June 30, 2017, the Fund entered into purchased options contracts for hedging purposes and had an average of 24 purchased options.

A summary of derivative instruments by primary risk exposure is outlined in the following table.

The effect of derivative instruments on the Statement of Operations for the year ended June 30, 2017 was as follows for the Fund:

	Amount of realized gains (losses) on derivatives			Change in unrealized gains (losses) on derivatives
	Unaffiliated securities		Forward currency contracts	Unaffiliated securities		Forward currency contracts
Equity risk	$(29,077	)*	$0	$(320	)*	$0
Foreign currency risk	0		61,689	0		(40,950)
	$(29,077)		$61,689	$(320)		$(40,950)

*	Amount relates to purchased options

For certain types of derivative transactions, the Fund has entered into International Swaps and Derivatives Association, Inc. master agreements (“ISDA Master Agreements”) or similar agreements with approved counterparties. The ISDA Master Agreements or similar agreements may have requirements to deliver/deposit securities or cash to/with an exchange or broker-dealer as collateral and allows the Fund to offset, with each counterparty, certain derivative financial instrument’s assets and/or liabilities with collateral held or pledged. Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to

Notes to financial statements	Wells Fargo Global Long/Short Fund	29

cover obligations of the Fund under ISDA Master Agreements or similar agreements, if any, are reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, are noted in the Portfolio of Investments. With respect to balance sheet offsetting, absent an event of default by the counterparty or a termination of the agreement, the reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities are not offset across transactions between the Fund and the applicable counterparty. A reconciliation of the gross amounts on the Statement of Assets and Liabilities to the net amounts by derivative type, including any collateral exposure, is as follows:

Derivative type	Counterparty	Gross amounts of assets in the Statement of Assets and Liabilities	Amounts subject to netting agreements	Collateral received	Net amount of assets
Forward foreign currency contracts	Morgan Stanley	$12,254*	$(12,254)	$0	$0

*	Amount represents net unrealized gains.

Derivative type	Counterparty	Gross amounts of liabilities in the Statement of Assets and Liabilities	Amounts subject to netting agreements	Collateral pledged	Net amount of liabilities
Forward foreign currency contracts	Morgan Stanley	$20,614**	$(12,254)	$0	$8,360

**	Amount represents net unrealized losses.

7. BANK BORROWINGS

The Fund has a uncommitted credit facility to provide leverage for investment purposes or to meet unanticipated redemptions. The Fund’s borrowings under the facility are charged interest at a rate to be determined at the time of the borrowing.

For the year ended June 30, 2017, there were no borrowings by the Fund under the agreement.

8. DISTRIBUTIONS TO SHAREHOLDERS

For the year ended June 30, 2017, the Fund did not have any distributions paid to shareholders. The tax character of distributions paid for the year ended June 30, 2016 was $128,412 of ordinary income.

As of June 30, 2017, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	Unrealized gains	Capital loss carryforward
$7,903	$664,705	$(244,218)

9. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

10. REGULATORY CHANGES

In October 2016, the Securities and Exchange Commission (“SEC”) adopted new rules and forms and amended existing rules and forms (together, “final rules”) intended to modernize and enhance the reporting and disclosure of information by registered investment companies and to enhance liquidity risk management by open-end mutual funds and exchange-traded funds. The final rules will enhance the quality of information available to investors and will allow the SEC to more effectively collect and use data reported by funds. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in the Fund’s financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management has evaluated the amendments to Regulation S-X and its adoption will result in enhanced financial disclosures in the Fund’s financial statements. Management continues to evaluate the reporting requirements for the new form types (compliance date is June 1, 2018) and the implementation of the liquidity risk management program (compliance date is December 1, 2018).

30	Wells Fargo Global Long/Short Fund	Notes to financial statements

11. SUBSEQUENT EVENT

At a meeting held on August 15-16, 2017, the Board of Trustees approved the closure and liquidation of the Fund. The Fund was closed to new investors and additional investments from existing shareholders effective at the close of business on August 21, 2017. The liquidation of the Fund is expected to occur after the close of business on or about October 27, 2017. Shareholders of the Fund on the date of liquidation will receive a distribution of their account proceeds in complete redemption of their shares.

Report of independent registered public accounting firm	Wells Fargo Global Long/Short Fund	31

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Wells Fargo Global Long/Short Fund (the “Fund”), one of the funds constituting the Wells Fargo Funds Trust, as of June 30, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the three-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2017, by correspondence with custodians and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Global Long/Short Fund as of June 30, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two year period then ended, and the financial highlights for each of the years or periods in the three-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

August 25, 2017

32	Wells Fargo Global Long/Short Fund	Other information (unaudited)

TAX INFORMATION

Pursuant to Section 853 of the Internal Revenue Code, the Fund designates the following amounts as foreign taxes paid for the fiscal year ended June 30, 2017. These amounts may be less than the actual foreign taxes paid for financial statement purposes. Foreign taxes paid or withheld should be included in taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments. None of the income was derived from ineligible foreign sources as defined under Section 901(j) of the Internal Revenue Code.

Creditable foreign taxes paid	Per share amount	Foreign source income
$16,137	$0.0151	$181,842

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wellsfargofunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at wellsfargofunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available at each fiscal quarter end on the Fund’s website (wellsfargofunds.com), on a one-month delayed basis. As of each month end other than a month end that coincides with a fiscal quarter end, the Fund makes publicly available on the Fund’s website, on a one-month delayed basis (i) all portfolio holdings held long other than any put options on equity securities; (ii) portfolio holdings held short other than short positions in equity securities of single issuers; and (iii) the aggregate dollar value of equity securities of single issuers held short, and any put options on equity securities held long. In addition, top ten holdings information (excluding derivative positions and short positions) for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Other information (unaudited)	Wells Fargo Global Long/Short Fund	33

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 148 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Board member of the Forté Foundation (non-profit organization) and the Vincent Memorial Hospital Endowment (non-profit organization), where he serves on the Investment Committee and as a Chair of the Audit Committee. Mr. Ebsworth is a CFA® charterholder.	Asset Allocation Trust
Jane A. Freeman (Born 1953)	Trustee, since 2015	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is a Board Member of Ruth Bancroft Garden (non-profit organization) and an inactive chartered financial analyst.	Asset Allocation Trust
Peter G. Gordon** (Born 1942)	Trustee, since 1998; Chairman, since 2005	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College.	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (charter school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust

34	Wells Fargo Global Long/Short Fund	Other information (unaudited)

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust
Timothy J. Penny (Born 1951)	Trustee, since 1996: Vice Chairman, since 2017	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Trustee of the Evergreen Funds complex (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

**	Peter Gordon is expected to retire on December 31, 2017.

Advisory Board Members

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer	Current other public company or investment company directorships
James G. Polisson (Born 1959)	Advisory Board Member, since 2017	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors (Blackrock) from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Prior thereto, Vice President, Fidelity Retail Mutual Fund Group from 1996 to 1998 and Risk Management Practice Manager, Fidelity Consulting from 1995 to 1996. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	Asset Allocation Trust
Pamela Wheelock (Born 1959)	Advisory Board Member, since 2017	Chief Operating Officer, Twin Cities Habitat for Humanity, since January, 2017. Vice President of University Services, University of Minnesota from 2012 to 2017. Prior thereto, Interim President and Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2010 to 2011, Chairman of the Board from 2009 to 2011 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently on the Board of Directors, Governance Committee and Finance Committee, for the Minnesota Philanthropy Partners (Saint Paul Foundation) since 2012 and Board Chair of the Minnesota Wild Foundation since 2010.	Asset Allocation Trust

Other information (unaudited)	Wells Fargo Global Long/Short Fund	35

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.
Jeremy DePalma[1] (Born 1974)	Treasurer, since 2012	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Officer, since 2003	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Assistant General Counsel of Wells Fargo Bank, N.A. since 2013 and Vice President and Managing Counsel of Wells Fargo Bank, N.A. from 1996 to 2013.
Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Senior Vice President and Chief Compliance Officer since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

[1]	Jeremy DePalma acts as Treasurer of 79 funds in the Fund Complex and Assistant Treasurer of 69 funds in the Fund Complex.

[2]	The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wellsfargofunds.com.

36	Wells Fargo Global Long/Short Fund	Other information (unaudited)

BOARD CONSIDERATION OF INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS:

Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”) must determine annually whether to approve the continuation of the Trust’s investment management and sub-advisory agreements. In this regard, at an in-person meeting held on May 16-17, 2017 (the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment management and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for Wells Fargo Global Long/Short Fund (the “Fund”): (i) an investment management agreement (the “Management Agreement”) with Wells Fargo Funds Management, LLC (“Funds Management”); and (ii) an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Wells Capital Management Incorporated (the “Sub-Adviser”), an affiliate of Funds Management. The Management Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.”

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at an in-person meeting in April 2017, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2016. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable. The Board considered the approval of the Advisory Agreements for the Fund as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included a description of the investment advisory services and Fund-level administrative services covered by the Management Agreement, as well as, among other things, a summary of the background and experience of senior management of Funds Management, a summary of certain organizational and personnel changes involving Funds Management and the Sub-Adviser, and a description of Funds Management’s and the Sub-Adviser’s business continuity planning programs and of their approaches to data privacy and cybersecurity. The Board also considered the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund.

The Board evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates.

Fund performance and expenses

The Board considered the performance results for the Fund for the one-year period ended December 31, 2016. The Board considered these results in comparison to the performance of funds in a universe that was determined by Broadridge Inc.

Other information (unaudited)	Wells Fargo Global Long/Short Fund	37

(“Broadridge”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe. The Board noted that the performance of the Fund (Administrator Class) was lower than the average performance of the Universe for the one-year period. The Board also noted that the performance of the Fund was lower than its benchmark, the Global Long/Short Composite Index, for the one-year period. The Board noted the short performance history of the Fund.

The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Broadridge to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year. Based on the Broadridge reports, the Board noted that the net operating expense ratios of the Fund were lower than or equal to the median net operating expense ratios of the expense Groups.

The Board took into account the Fund performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreements.

Investment management and sub-advisory fee rates

The Board reviewed and considered the contractual fee rates payable by the Fund to Funds Management under the Management Agreement, as well as the contractual fee rates payable by the Fund to Funds Management for class-level administrative services under a Class-Level Administration Agreement, which include, among other things, class-level transfer agency and sub-transfer agency costs (collectively, the “Management Rates”). The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Adviser for investment sub-advisory services.

Among other information reviewed by the Board was a comparison of the Fund’s Management Rates with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the funds in the expense Groups. The Board noted that the Management Rates of the Fund were lower than the sum of these average rates for the Fund’s expense Groups for all share classes except Class A. However, the Board noted that the net operating expense ratio for Class A was equal to the median net operating expense ratio of the expense Group for Class A.

The Board also received and considered information about the portion of the total management fee that was retained by Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. Given the affiliation between Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of fees between them.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing mutual funds compared with those associated with managing assets of non-mutual fund clients such as institutional separate accounts.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Funds Management under the Management Agreement and to the Sub-Adviser under the Sub-Advisory Agreement was reasonable.

Profitability

The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of Wells Fargo as a whole, from providing services to the Fund and the fund family as a whole. The Board also received and considered information concerning the profitability of the Sub-Adviser from providing services to the fund family as a whole, noting that the Sub-Adviser’s profitability information with respect to providing services to the Fund was subsumed in the Wells Fargo and Funds Management profitability analysis.

Funds Management reported on the methodologies and estimates used in calculating profitability, including a description of the methodology used to allocate certain expenses. Among other things, the Board noted that the levels of

38	Wells Fargo Global Long/Short Fund	Other information (unaudited)

profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size and type of fund. Based on its review, the Board did not deem the profits reported by Funds Management or Wells Fargo from its services to the Fund to be at a level that would prevent it from approving the continuation of the Advisory Agreements.

Economies of scale

With respect to possible economies of scale, the Board noted the existence of breakpoints in the Fund’s management fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size. It considered that, for a small fund or a fund that shrinks in size, breakpoints conversely can result in higher fee levels. The Board also considered that in addition to management fee breakpoints, competitive management fee rates set at the outset without regard to breakpoints and fee waiver and expense reimbursement arrangements are means of sharing potential economies of scale with shareholders of the Fund. The Board considered Funds Management’s view, which Funds Management indicated was supported by independent third-party industry studies which were summarized for the Board, that any analyses of potential economies of scale in managing a particular fund are inherently limited in light of the joint and common costs and investments that Funds Management incurs across the fund family as a whole.

The Board concluded that the Fund’s fee and expense arrangements, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.

Other benefits to Funds Management and the Sub-Adviser

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund. The Board noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser, fees earned by Funds Management and the Sub-Adviser from managing a private investment vehicle for the fund family’s securities lending collateral and commissions earned by an affiliated broker from portfolio transactions.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.

Conclusion

At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable.

List of abbreviations	Wells Fargo Global Long/Short Fund	39

The following is a list of common abbreviations for terms and entities that may have appeared in this report.

ACA	— ACA Financial Guaranty Corporation
ADR	— American depositary receipt
ADS	— American depositary shares
AGC	— Assured Guaranty Corporation
AGM	— Assured Guaranty Municipal
Ambac	— Ambac Financial Group Incorporated
AMT	— Alternative minimum tax
AUD	— Australian dollar
BAN	— Bond anticipation notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazilian real
CAB	— Capital appreciation bond
CAD	— Canadian dollar
CCAB	— Convertible capital appreciation bond
CDA	— Community Development Authority
CDO	— Collateralized debt obligation
CHF	— Swiss franc
CLO	— Collateralized loan obligation
CLP	— Chilean peso
COP	— Colombian peso
DKK	— Danish krone
DRIVER	— Derivative inverse tax-exempt receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-traded fund
EUR	— Euro
FDIC	— Federal Deposit Insurance Corporation
FFCB	— Federal Farm Credit Banks
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Administration
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British pound
GDR	— Global depositary receipt
GNMA	— Government National Mortgage Association
GO	— General obligation
HCFR	— Healthcare facilities revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher education facilities authority revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong dollar
HUD	— Department of Housing and Urban Development
HUF	— Hungarian forint
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Indonesian rupiah
IEP	— Irish pound
JPY	— Japanese yen
KRW	— Republic of Korea won
LIBOR	— London Interbank Offered Rate
LIFER	— Long Inverse Floating Exempt Receipts
LIQ	— Liquidity agreement
LLC	— Limited liability company
LLLP	— Limited liability limited partnership
LLP	— Limited liability partnership
LOC	— Letter of credit
LP	— Limited partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multifamily housing revenue
MSTR	— Municipal securities trust receipts
MTN	— Medium-term note
MUD	— Municipal Utility District
MXN	— Mexican peso
MYR	— Malaysian ringgit
National	— National Public Finance Guarantee Corporation
NGN	— Nigerian naira
NOK	— Norwegian krone
NZD	— New Zealand dollar
PCFA	— Pollution Control Financing Authority
PCL	— Public Company Limited
PCR	— Pollution control revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable floating option tax-exempt receipts
PJSC	— Public Joint Stock Company
plc	— Public limited company
PLN	— Polish zloty
PUTTER	— Puttable tax-exempt receipts
R&D	— Research & development
Radian	— Radian Asset Assurance
RAN	— Revenue anticipation notes
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real estate investment trust
ROC	— Reset option certificates
RON	— Romanian lei
RUB	— Russian ruble
SAVRS	— Select auction variable rate securities
SBA	— Small Business Authority
SDR	— Swedish depositary receipt
SEK	— Swedish krona
SFHR	— Single-family housing revenue
SFMR	— Single-family mortgage revenue
SGD	— Singapore dollar
SPA	— Standby purchase agreement
SPDR	— Standard & Poor’s Depositary Receipts
SPEAR	— Short Puttable Exempt Adjustable Receipts
STRIPS	— Separate trading of registered interest and
principal securities
TAN	— Tax anticipation notes
TBA	— To be announced
THB	— Thai baht
TIPS	— Treasury inflation-protected securities
TRAN	— Tax revenue anticipation notes
TRY	— Turkish lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
ZAR	— South African rand

This page is intentionally left blank.

For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, email, visit the Fund’s website, or call:

Wells Fargo Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: fundservice@wellsfargo.com

Website: wellsfargofunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals:
1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wellsfargofunds.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Asset Management (WFAM) is a trade name used by the asset management businesses of Wells Fargo & Company. Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the funds. The funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA, an affiliate of Wells Fargo & Company. Neither Wells Fargo Funds Management nor Wells Fargo Funds Distributor has Fund customer accounts/assets, and neither provides investment advice/recommendations or acts as an investment advice fiduciary to any investor.

NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

© 2017 Wells Fargo Funds Management, LLC. All rights reserved.

304888 08-17 A268/AR268 06-17

Annual Report

June 30, 2017

Wells Fargo

California Limited-Term Tax-Free Fund

Reduce clutter. Save trees.

Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of June 30, 2017, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

2	Wells Fargo California Limited-Term Tax-Free Fund	Letter to shareholders (unaudited)

Andrew Owen

President

Wells Fargo Funds

Many equity markets advanced during this reporting period, supported by modest economic growth despite political uncertainty.

Dear Shareholder:

We are pleased to offer you this annual report for the Wells Fargo California Limited-Term Tax-Free Fund for the 12-month period that ended June 30, 2017. Many equity markets advanced during this reporting period, supported by modest economic growth despite political uncertainty. U.S. and international stocks returned 17.90% and 20.45% for the 12-month period, respectively, as measured by the S&P 500 Index1 and the MSCI ACWI ex USA Index (Net).2 Within fixed income, the Bloomberg Barclays U.S. Aggregate Bond Index3 returned -0.31% and the Bloomberg Barclays Municipal Bond Index4 returned -0.49% as interest rates rose from low levels.

Globally, stocks delivered positive results in the third quarter of 2016; bonds’ interest rates remained low.

Stocks’ upward trend continued into August 2016 and then lost some steam. Ever since the Great Recession, markets worldwide have been supported to varying degrees by accommodative policies from leading central banks, including the Federal Reserve (Fed), European Central Bank (ECB), Bank of England, and Bank of Japan. As a result, investors have watched closely for any signs that global central banks might tighten their measures. In the U.S., early-September comments by several Fed officials appeared to suggest a September interest-rate increase, which sent stock and bond prices down. However, stocks surged following the Fed’s September 20th meeting on news that the Fed had decided to delay a rate increase to later in 2016. In bond markets, interest rates rose during the quarter but remained at historically low levels as a result of easy monetary policies, subdued global growth, and modest inflation expectations. Yields did rise, however, after bottoming in early July, because market participants felt that yields had overshot the real risks of the U.K.’s vote to exit the European Union and as economic activity strengthened.

During the fourth quarter of 2016, prospects for faster growth and higher interest rates in the U.S. influenced markets.

Early in the fourth quarter of 2016, U.S. stocks tended to trade lower amid concerns such as a likely interest-rate increase and uncertainty over the approaching general election. However, following Donald Trump’s election as president in early November, U.S. stocks began to rally. Investors appeared optimistic that the new administration would usher in a series of progrowth policies, and supportive economic news helped the rally carry through the quarter. The buoyant environment sent interest rates higher as well. At its mid-December meeting, Fed officials raised their target interest rate for the first time in a year by a quarter percentage point to between 0.50% and 0.75%. The fourth quarter also saw the implementation of the Securities and Exchange Commission’s new rules for money market funds, which included floating net asset values (NAVs) for institutional prime and municipal money market funds as well as the possibility of liquidity fees and redemption gates. In the year leading up to money market fund reform implementation, nearly $1 trillion in assets moved from these types of money market funds into government money market funds, which continued to transact at a stable $1 NAV. Outside of the U.S., the prospects for faster U.S. growth appeared to trigger some acceleration in Europe.

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[2]	The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the United States and Canada. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[3]	The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar–denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[4]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

Letter to shareholders (unaudited)	Wells Fargo California Limited-Term Tax-Free Fund	3

Economies improved in the first quarter of 2017, supporting markets.

Stocks rallied globally through the first quarter of 2017, supported by signs of improvement in the U.S. and global economies. U.S. economic data released during the quarter reflected a healthy economy. Hiring remained strong, and business and consumer sentiment improved. In March, Fed officials raised their target interest rate by a quarter percentage point to between 0.75% and 1.00%. With the Fed’s target interest rate increase, short-term bond yields rose during the quarter. Meanwhile, longer-term Treasury yields were little changed, leading to positive performance. Investment-grade and high-yield bonds benefited from strong demand. Municipal bond returns were positive in the quarter, helped by strong demand and constrained new-issue supply. Outside of the U.S., stocks in emerging markets generally outperformed stocks in the U.S. and international developed markets because they benefited from both global economic growth and recent weakening in the U.S. dollar. European stocks also outperformed the U.S. market.

Steady advancement in many markets marked the second quarter of 2017.

With steady, modest economic growth both in the U.S. and abroad during the second quarter of 2017, most equity markets in the U.S. and abroad advanced with few signs of volatility. Within the economy, U.S. inflation trended lower despite the unemployment rate continuing to decline. Ten-year U.S. Treasury yields declined, resulting in stronger prices for long-term bonds. As was widely expected, Fed officials in June again raised their target interest rate by a quarter percentage point to between 1.00% and 1.25%. They also released a blueprint for reducing the Fed’s balance sheet, which had ballooned due to quantitative easing. Although economic momentum increased in Europe, the ECB held its rates steady at low levels because underlying inflation remained subdued. In emerging markets, many countries benefited from stronger currencies versus the U.S. dollar.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest in Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Andrew Owen

President

Wells Fargo Funds

Periods of uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future.

For further information about your Fund, contact your investment professional, visit our website at wellsfargofunds.com, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

4	Wells Fargo California Limited-Term Tax-Free Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks current income exempt from federal income tax and California individual income tax, consistent with capital preservation.

Manager

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Terry J. Goode

Adrian Van Poppel

Average annual total returns (%) as of June 30, 20171

		Including sales charge			Excluding sales charge			Expense ratios[2] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[3]
Class A (SFCIX)	11-18-1992	(2.66)	1.44	2.61	(0.64)	1.85	2.81	0.83	0.80
Class C (SFCCX)	8-30-2002	(2.38)	1.09	2.04	(1.38)	1.09	2.04	1.58	1.55
Administrator Class (SCTIX)	9-6-1996	–	–	–	(0.38)	2.08	3.04	0.77	0.60
Institutional Class (SFCNX)	10-31-2014	–	–	–	(0.28)	2.11	3.06	0.50	0.50
Bloomberg Barclays Municipal Bond 1-5 Year Blend Index[4]	–	–	–	–	0.47	1.40	2.96	–	–
Bloomberg Barclays California Municipal Bond 1-5 Year Blend Index[5]	–	–	–	–	0.29	1.46	2.99	–	–

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargofunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 2.00%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Administrator Class and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. Changes in market conditions and government policies may lead to periods of heightened volatility in the bond market and reduced liquidity for certain bonds held by the Fund. In general, when interest rates rise, bond values fall and investors may lose principal value. Interest-rate changes and their impact on the Fund and its share price can be sudden and unpredictable. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to California municipal securities risk and high-yield securities risk. Consult the Fund’s prospectus for additional information on these and other risks. A portion of the Fund’s income may be subject to federal, state, and/or local income taxes or the Alternative Minimum Tax (AMT). Any capital gains distributions may be taxable.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo California Limited-Term Tax-Free Fund	5

Growth of $10,000 investment as of June 30, 2017[6]

[1]	Historical performance shown for the Institutional Class shares prior to their inception reflects the performance of the Administrator Class shares, and is not adjusted to reflect the Institutional Class share expenses. If these expenses had been included, returns for the Institutional Class shares would be higher.

[2]	Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.

[3]	The manager has contractually committed through October 31, 2017, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waivers at the amounts shown. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses, and extraordinary expenses are excluded from the expense cap. Without this cap, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio or the Fund’s Total Annual Fund Operating Expenses After Fee Waivers, as stated in the prospectuses.

[4]	The Bloomberg Barclays Municipal Bond 1–5 Year Blend Index is the 1–5 Year Blend component of the Bloomberg Barclays Municipal Bond Index. The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

[5]	The Bloomberg Barclays California Municipal Bond 1-5 Year Blend Index is the 1-5 Year Blend Component of the Bloomberg Barclays California Municipal Bond Index. You cannot invest directly in an index.

[6]	The chart compares the performance of Class A shares for the most recent ten years with the Bloomberg Barclays Municipal Bond 1-5 Year Blend Index and the Bloomberg Barclays California Municipal Bond 1-5 Year Blend Index. The chart assumes a hypothetical $10,000 investment in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 2.00%.

[7]	Amounts are calculated based on the total investments of the Fund. These amounts are subject to change and may have changed since the date specified.

[8]	The credit quality distribution of portfolio holdings reflected in the chart is based on ratings from Standard & Poor’s, Moody’s Investors Service, and/ or Fitch Ratings Ltd. Credit quality ratings apply to the underlying holdings of the Fund and not to the Fund itself. The percentages of the Fund’s portfolio with the ratings depicted in the chart are calculated based on the total market value of fixed income securities held by the Fund. If a security was rated by all three rating agencies, the middle rating was utilized. If rated by two of three rating agencies, the lower rating was utilized, and if rated by one of the rating agencies, that rating was utilized. Standard & Poor’s rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Ratings from A to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories. Standard & Poor’s rates the creditworthiness of short-term notes from SP-1 (highest) to SP-3 (lowest). Moody’s rates the creditworthiness of bonds, ranging from Aaa (highest) to C (lowest). Ratings Aa to B may be modified by the addition of a number 1 (highest) to 3 (lowest) to show relative standing within the ratings categories. Moody’s rates the creditworthiness of short-term U.S. tax-exempt municipal securities from MIG 1/VMIG 1 (highest) to SG (lowest). Fitch rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Credit quality distribution is subject to change and may have changed since the date specified.

6	Wells Fargo California Limited-Term Tax-Free Fund	Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

∎	The Fund underperformed both its benchmarks, the Bloomberg Barclays Municipal Bond 1–5 Year Blend Index and the Bloomberg Barclays California Municipal Bond 1–5 Year Blend Index, during the 12-month period that ended June 30, 2017.

∎	The main detractors to results were the Fund’s longer duration and its yield-curve positioning because interest rates rose and the yield curve steepened.

∎	Sector and credit allocation contributed to results. The Fund was overweight A-rated and BBB-rated credit categories, which contributed to results because medium-quality credits outperformed higher-quality ones.

∎	Issue selection in the special tax and appropriation sectors detracted from results.

Effective maturity distribution as of June 30, 2017[7]

The Fed continued to normalize monetary policy.

During the first half of the reporting period, increased volatility and record-high supply characterized the municipal bond markets. (Supply hit a historical peak in calendar year 2016, mainly due to refunding issues—used to refinance outstanding bonds—rather than new issues.) Stronger economic data and greater inflation expectations caused an initial 35- to 40-basis-point (bp; 100 bps equals 1.00%) Treasury bond yield increase from August through October. Flows into municipal funds turned negative in November alongside higher interest rates. Treasury yields increased an additional 50 bps in late 2016 due to the prospect of fiscal stimulus and tax reform under the new U.S. administration as well as the U.S. Federal Reserve’s (Fed’s) 25-bp rate hike in December 2016.

In the second half of the reporting period, the Fed raised rates twice despite expectations of low inflation and a weaker-than-expected U.S. gross domestic product. Fund flows stabilized as interest rates then remained within a tight range and therefore supported municipals. Municipal yields declined compared with Treasury yields as the new U.S. administration expressed support for the municipal tax exemption and repeal of the Alternative Minimum Tax.

Credit quality as of June 30, 2017[8]

Sector and credit-quality allocations contributed to results, while duration and issue selection detracted.

The Fund’s longer duration relative to the Bloomberg Barclays Municipal Bond 1-5 Year Blend Index (benchmark), and its yield-curve positioning, which was overweight to the five- seven-year maturity segments, hampered performance. As interest rates increased the Fund’s overweight to the 6- to 10-year part of the yield curve detracted from performance. We shortened duration in the second half of the fiscal year but then extended duration as the period ended with purchases in the more attractive steeper parts of the yield curve. The one- to three-year maturity segments outperformed other parts of the curve.

We maintained an overweight to A-rated and BBB-rated bonds, which benefited performance as lower-rated bonds outperformed higher-quality bonds amid strong investor demand for yield. The Fund’s overweight allocations to the special tax, hospital, and appropriation sectors contributed to results. Issue selection detracted because the Fund’s holdings in the special tax and appropriation sectors underperformed the benchmark.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo California Limited-Term Tax-Free Fund	7

Although California continues to benefit from better fiscal management with the passage of seven consecutive years of on-time budgets, local governments still may be challenged by increasing pension liabilities. The current budget increases reserves by 27% to $8.5 billion and allows for a supplemental $6 billion payment to the California Public Employees’ Retirement System (CalPERS), which is expected to save $11 billion through fiscal 2038. The passage of Proposition 55 in November, which extended the income tax portion of Proposition 30 from expiring in 2018 to expiring in 2030, further strengthens the state’s credit profile. Additionally, the passage of Proposition 51 approved $9 billion in school-construction bonds. However, CalPERS voted to reduce the assumed rate of return on its pension fund from 7.5% to 7.0% over the next three years, which will place a greater financial burden on the state’s cities, counties, and other local government agencies because these entities rely on CalPERS for their pensions.

Conditions may support municipal valuations in the medium term.

We expect municipal valuations in the medium term to be bolstered by high state income tax rates, record levels of municipal debt maturities, an increase in calls of higher-coupon debt, and limited availability of gross municipal bond supply. However, this strong backdrop for the municipal sector could be overshadowed by a rise in interest rates and negative fund flows. As it continues to normalize monetary policy, we expect the Fed to raise rates in the next 6 to 12 months. Also, the continued prospect of tax policy reform may affect valuations going forward. We expect to keep duration neutral compared with the benchmark, focus purchases on the steeper parts of the yield curve to benefit from the roll-down, and maintain a credit weighting of A-rated and BBB-rated debt.

Please see footnotes on page 5.

8	Wells Fargo California Limited-Term Tax-Free Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from January 1, 2017 to June 30, 2017.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 1-1-2017	Ending account value 6-30-2017	Expenses paid during the period¹	Annualized net expense ratio
Class A
Actual	$1,000.00	$1,018.87	$4.00	0.80%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.83	$4.01	0.80%
Class C
Actual	$1,000.00	$1,016.05	$7.75	1.55%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.11	$7.75	1.55%
Administrator Class
Actual	$1,000.00	$1,021.02	$3.01	0.60%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.82	$3.01	0.60%
Institutional Class
Actual	$1,000.00	$1,020.55	$2.50	0.50%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.32	$2.51	0.50%

[1]	Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Portfolio of investments—June 30, 2017	Wells Fargo California Limited-Term Tax-Free Fund	9

Security name	Interest rate	Maturity date	Principal	Value

Municipal Obligations: 103.49%

California: 98.26%
Adelanto CA School District CAB Series B (GO Revenue, National Insured) ¤	0.00%	9-1-2018	$1,225,000	$1,167,829
Alameda County CA Corridor Transportation Authority Prerefunded CAB Subordinate Lien Series A (Transportation Revenue, Ambac Insured) ¤	0.00	10-1-2019	2,780,000	2,703,633
Alameda County CA Corridor Transportation Authority Unrefunded CAB Subordinate Lien Series A (Transportation Revenue, Ambac Insured) ¤	0.00	10-1-2019	220,000	211,413
Alameda County CA Joint Powers Authority Multiple Capital Projects Series A (Miscellaneous Revenue)	4.00	12-1-2019	1,000,000	1,069,450
Alameda County CA Joint Powers Authority Multiple Capital Projects Series A (Miscellaneous Revenue)	5.00	12-1-2021	1,000,000	1,158,940
Albany CA Limited Obligation Improvement Bond Act of 1915 (Miscellaneous Revenue, Ambac Insured)	4.75	9-2-2019	1,305,000	1,313,613
Alvord CA Unified School District Election of 2007 Series B (GO Revenue, AGM Insured)	6.50	8-1-2017	155,000	155,761
Alvord CA Unified School District Election of 2007 Series B (GO Revenue, AGM Insured)	6.50	8-1-2018	475,000	502,897
Alvord CA Unified School District Election of 2007 Series B (GO Revenue, AGM Insured)	6.50	8-1-2020	1,605,000	1,858,670
Anaheim CA PFA CAB Subordinate Lien Public Improvements Project Series C (Miscellaneous Revenue, AGM Insured) ¤##	0.00	9-1-2018	3,245,000	3,195,546
Anaheim CA Redevelopment Agency Merged Project Area Series A (Tax Revenue, AGM Insured)	4.50	2-1-2018	875,000	892,693
Association of Bay Area Governments Finance Authority for Nonprofit Refunding Subordinate Windemere Ranch Infrastructure Financing Program Series A (Tax Revenue, AGM Insured)	5.00	9-2-2027	2,300,000	2,831,276
Association of Bay Area Governments Finance Authority for Nonprofit Refunding Subordinate Windemere Ranch Infrastructure Financing Program Series A (Tax Revenue, AGM Insured)	5.00	9-2-2028	660,000	804,256
Association of Bay Area Governments Finance Authority for Nonprofit Corporations Jackson Laboratory (Miscellaneous Revenue)	5.00	7-1-2019	730,000	784,130
Association of Bay Area Governments Finance Authority for Nonprofit Corporations O’Connor Woods (Health Revenue)	4.00	1-1-2019	955,000	995,578
Association of Bay Area Governments Finance Authority for Nonprofit Corporations Sharp Healthcare Series A (Health Revenue)	5.00	8-1-2019	500,000	539,705
Bassett CA Unified School District Refunding Bond Series B (GO Revenue, Build America Mutual Assurance Company Insured)	5.00	8-1-2019	420,000	453,335
Bassett CA Unified School District Refunding Bond Series B (GO Revenue, Build America Mutual Assurance Company Insured)	5.00	8-1-2021	550,000	630,047
Bassett CA Unified School District Refunding Bond Series B (GO Revenue, Build America Mutual Assurance Company Insured)	5.00	8-1-2023	725,000	864,236
Bay Area Toll Authority California San Francisco Bay Area Toll Bridge Series B (Transportation Revenue) ±	1.50	4-1-2047	14,000,000	14,019,460
Bay Area Toll Authority California San Francisco Bay Area Toll Bridge Series C (Transportation Revenue) ±	1.88	4-1-2047	10,500,000	10,590,720
Bay Area Toll Authority California San Francisco Bay Area Toll Bridge Series E (Transportation Revenue) ±	2.00	4-1-2034	5,000,000	5,087,850
Brentwood CA Infrastructure Financing Authority Subordinate Series A (Miscellaneous Revenue, AGM Insured)	4.00	9-2-2017	1,950,000	1,960,140
Brentwood CA Infrastructure Financing Authority Subordinate Series B (Miscellaneous Revenue)	3.00	9-2-2017	995,000	998,134
Brentwood CA Infrastructure Financing Authority Subordinate Series B (Miscellaneous Revenue)	3.00	9-2-2018	1,030,000	1,046,562
Brentwood CA Infrastructure Financing Authority Subordinate Series B (Miscellaneous Revenue)	4.00	9-2-2021	1,135,000	1,224,756

The accompanying notes are an integral part of these financial statements.

10	Wells Fargo California Limited-Term Tax-Free Fund	Portfolio of investments—June 30, 2017

Security name	Interest rate	Maturity date	Principal	Value

California (continued)
California (GO Revenue) ±	4.00%	12-1-2027	$9,015,000	$9,039,070
California (GO Revenue)	5.00	10-1-2021	6,795,000	7,828,655
California (Miscellaneous Revenue)	5.00	9-1-2022	2,240,000	2,635,427
California (GO Revenue)	5.00	11-1-2022	2,500,000	2,951,700
California (GO Revenue)	5.00	9-1-2023	10,730,000	12,857,866
California (GO Revenue)	5.00	10-1-2023	8,400,000	10,083,024
California (GO Revenue)	5.25	10-1-2022	2,750,000	3,275,855
California Communities Transportation Total Road Improvement Certificate of Participation Series B (Tax Revenue)	4.00	6-1-2018	390,000	400,128
California Department of Veterans Affairs Home Purchase Series A (Housing Revenue)	3.50	12-1-2021	855,000	920,801
California Department of Water Resources Central Valley Project Water System Series AM (Water & Sewer Revenue) ##	5.00	12-1-2017	6,595,000	6,711,797
California Economic Recovery Refunding Series A (Tax Revenue)	5.00	7-1-2018	3,800,000	3,955,952
California Educational Facilities Authority Revenue Loma Linda University Series A (Education Revenue)	5.00	4-1-2024	550,000	652,581
California Educational Facilities Authority Revenue Loma Linda University Series A (Education Revenue)	5.00	4-1-2026	325,000	389,643
California Health Facilities Financing Authority Revenue Providence Health & Services Series B (Miscellaneous Revenue, Deutsche Bank LIQ) 144Aø	0.96	8-1-2035	5,250,000	5,250,000
California Health Facilities Financing El Camino Hospital (Health Revenue)	5.00	2-1-2025	1,000,000	1,206,890
California Health Facilities Financing Kaiser Permanente Series C (Health Revenue) ±	5.00	8-1-2031	2,000,000	2,347,520
California Health Facilities Financing Kasier Permanente Subordinate Series A1 (Health Revenue)	5.00	11-1-2027	2,500,000	3,129,025
California Health Facilities Financing Refunding Lucile Packard Stanford Hospital Series A (Health Revenue)	5.00	8-15-2027	450,000	553,500
California HFA Home Mortgage Series A (Housing Revenue, GNMA/FNMA/FHLMC Insured)	3.75	8-1-2020	525,000	557,597
California HFFA Catholic Healthcare West Series A (Health Revenue)	5.00	3-1-2019	700,000	743,148
California HFFA Catholic Healthcare West Series A (Health Revenue)	5.25	3-1-2023	4,000,000	4,523,640
California HFFA Chinese Hospital Associates (Health Revenue)	5.00	6-1-2019	200,000	213,540
California HFFA Fellowship Homes Incorporated (Health Revenue)	5.00	9-1-2019	1,135,000	1,182,227
California HFFA Memorial Health Services Series A (Health Revenue)	5.00	10-1-2023	2,475,000	2,887,088
California HFFA St. Joseph Health System Series B (Health Revenue) ±	5.00	7-1-2043	2,000,000	2,023,880
California Infrastructure & Economic Development Bank Goodwill Industries of Sacramento Valley & Northern Nevada Project Series A (Industrial Development Revenue) 144A	4.13	1-1-2027	1,380,000	1,371,099
California Infrastructure & Economic Development Bank Pacific Gas & Electric Company Series A (Utilities Revenue, Union Bank NA LOC) ø	0.88	11-1-2026	1,200,000	1,200,000
California Infrastructure & Economic Development Bank Pacific Gas & Electric Company Series B (Utilities Revenue, Union Bank NA LOC) ø	0.88	11-1-2026	7,300,000	7,300,000
California Infrastructure & Economic Development Bank Pacific Gas & Electric Company Series (Utilities Revenue) ±	1.75	11-1-2026	1,000,000	1,000,010
California Municipal Finance Authority Charter School Albert Einstein Academies Project Series A (Miscellaneous Revenue)	6.00	8-1-2023	805,000	859,796
California Municipal Finance Authority Community Medical Centers Series A (Health Revenue)	5.00	2-1-2023	735,000	851,042
California Municipal Finance Authority Community Medical Centers Series A (Health Revenue)	5.00	2-1-2024	500,000	587,395
California Municipal Finance Authority Mobile Refunding Windsor Mobile Country (Housing Revenue)	5.00	11-15-2024	470,000	561,429

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—June 30, 2017	Wells Fargo California Limited-Term Tax-Free Fund	11

Security name	Interest rate	Maturity date	Principal	Value

California (continued)
California Municipal Finance Authority Mobile Refunding Windsor Mobile Country (Housing Revenue)	5.00%	11-15-2025	$490,000	$589,323
California Municipal Finance Authority Mobile Refunding Windsor Mobile Country (Housing Revenue)	5.00	11-15-2026	315,000	378,224
California Municipal Finance Authority Mobile Senior Caritas Affordable Housing Incorporated Projects Series A (Housing Revenue)	5.00	8-15-2019	515,000	550,200
California Municipal Finance Authority Palmdale Aerospace Academy Project (Education Revenue) 144A	4.00	7-1-2026	2,000,000	2,031,780
California Municipal Finance Authority Peppertree Senior Apartments Series A (Housing Revenue, FHLMC Insured, FHLMC LIQ)	2.80	6-1-2023	2,500,000	2,664,175
California Municipal Finance Authority Revenue Community Medical Centers Series A (Health Revenue)	5.00	2-1-2025	1,000,000	1,186,040
California Municipal Finance Authority Revenue Insured Channing House Project Series A (Health Revenue)	5.00	5-15-2022	475,000	553,978
California Municipal Finance Authority Revenue Insured Channing House Project Series A (Health Revenue)	5.00	5-15-2023	925,000	1,097,420
California Municipal Finance Authority Revenue Refunding Biola University (Education Revenue)	5.00	10-1-2026	715,000	858,872
California Municipal Finance Authority Revenue Refunding Biola University (Education Revenue)	5.00	10-1-2027	790,000	954,312
California Municipal Finance Authority Revenue Refunding Eisenhower Medical Center Series A (Health Revenue) %%	5.00	7-1-2027	500,000	596,700
California Municipal Finance Authority Revenue Refunding Eisenhower Medical Center Series A (Health Revenue) %%	5.00	7-1-2029	400,000	467,656
California Municipal Finance Authority Revenue Refunding Eisenhower Medical Center Series B (Health Revenue)	5.00	7-1-2026	450,000	536,405
California Municipal Finance Authority Revenue Refunding Eisenhower Medical Center Series B (Health Revenue)	5.00	7-1-2027	600,000	716,214
California Municipal Finance Authority Insured Revenue Refunding Bond Institute Aging Project (Health Revenue)	5.00	8-15-2024	535,000	646,173
California Municipal Finance Authority Insured Revenue Refunding Bond Institute Aging Project (Health Revenue)	5.00	8-15-2025	250,000	304,113
California Municipal Finance Authority Insured Revenue Refunding Bond Institute Aging Project (Health Revenue)	5.00	8-15-2026	330,000	403,613
California Municipal Finance Authority Insured Revenue Refunding Bond Institute Aging Project (Health Revenue)	5.00	8-15-2027	460,000	564,047
California Municipal Finance Authority Insured Revenue Refunding Bond Institute Aging Project (Health Revenue)	5.00	8-15-2028	500,000	607,025
California Municipal Finance Authority Village Grove Apartments Series A (Housing Revenue, FHLMC Insured, FHLMC LIQ)	3.10	12-1-2021	1,000,000	1,066,760
California Municipal Financing Authority BAN Open Door Community Health Centers (Health Revenue)	2.80	9-15-2018	3,000,000	3,019,740
California PCFA Republic Services Incorporated Project Series C (Resource Recovery Revenue) ±	5.25	6-1-2023	3,245,000	3,292,182
California PFA NCCD-Claremont Properties LLC University Housing Project Series A (Housing Revenue) 144A	5.00	7-1-2027	1,825,000	2,082,489
California PFOTER Series DCL-010 (GO Revenue, Dexia Credit Local LOC, AGM Insured) 144Aø	1.04	8-1-2027	5,990,000	5,990,000
California Pollution Control Financing Authority AMT Calplant I Project (Industrial Development Revenue) 144A	7.50	7-1-2032	1,500,000	1,563,825
California Public Works Board Capital Project Series G (Miscellaneous Revenue)	5.00	11-1-2020	3,000,000	3,365,700

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo California Limited-Term Tax-Free Fund	Portfolio of investments—June 30, 2017

Security name	Interest rate	Maturity date	Principal	Value

California (continued)
California Public Works Board Department of Corrections & Rehabilitation Series A (Miscellaneous Revenue)	6.50%	9-1-2017	$430,000	$434,154
California Public Works Board Department of Corrections & Rehabilitation Series C (Miscellaneous Revenue)	4.00	6-1-2018	1,625,000	1,671,264
California Public Works Board Department of Corrections & Rehabilitation Series C (Miscellaneous Revenue)	5.00	10-1-2022	1,500,000	1,766,280
California Public Works Board Judicial Council Projects Series B (Miscellaneous Revenue)	5.00	10-1-2022	500,000	588,760
California Public Works Board Judicial Council Projects Series D (Miscellaneous Revenue)	5.00	12-1-2019	1,000,000	1,092,810
California Public Works Board Various Capital Projects Series I (Miscellaneous Revenue)	5.00	11-1-2020	1,250,000	1,402,375
California Refunding Various Purpose Bidding Group C (GO Revenue)	5.00	9-1-2027	8,500,000	10,447,775
California School Finance Authority Coastal Academy Project Series A (Education Revenue)	5.00	10-1-2022	350,000	375,669
California School Finance Authority Refunding Aspire Public School (Education Revenue) 144A	5.00	8-1-2022	1,545,000	1,747,287
California School Finance Authority Refunding Aspire Public School (Education Revenue) 144A	5.00	8-1-2023	800,000	914,680
California School Finance Authority Refunding Aspire Public School (Education Revenue) 144A	5.00	8-1-2024	350,000	404,278
California School Finance Authority Rocketship Education Series A (Education Revenue) 144A	5.00	6-1-2021	400,000	422,688
California School Finance Authority Rocketship Education Series A (Education Revenue) 144A	5.00	6-1-2026	500,000	533,635
California School Infrastructure Financing Agency Refunding (Tax Revenue, AGM Insured)	5.00	9-1-2021	1,300,000	1,477,177
California State Index Floating Rate Series E (GO Revenue) ±	1.57	12-1-2029	5,000,000	5,019,950
California Statewide CDA Adventist Health Systems West Series A (Health Revenue)	5.00	3-1-2024	800,000	955,760
California Statewide CDA California Baptist University Series A (Education Revenue)	5.13	11-1-2023	715,000	770,784
California Statewide CDA California Baptist University Series B (Education Revenue)	3.50	11-1-2018	520,000	523,026
California Statewide CDA Health Facilities Catholic Series F (Health Revenue, AGM Insured) ±(m)	0.75	7-1-2040	1,000,000	1,000,000
California Statewide CDA Henry Mayo Newhall Memorial Hospital Series A (Health Revenue, AGM Insured)	5.00	10-1-2021	500,000	565,755
California Statewide CDA Henry Mayo Newhall Memorial Hospital Series A (Health Revenue, AGM Insured)	5.00	10-1-2022	395,000	455,715
California Statewide CDA Henry Mayo Newhall Memorial Hospital Series A (Health Revenue, AGM Insured)	5.00	10-1-2023	500,000	585,655
California Statewide CDA Redwoods Project (Health Revenue)	3.00	11-15-2018	400,000	410,716
California Statewide CDA Refunding Bond (Miscellaneous Revenue, AGM Insured)	5.00	11-15-2019	250,000	272,005
California Statewide CDA Refunding Bond (Miscellaneous Revenue, AGM Insured)	5.00	11-15-2020	210,000	235,463
California Statewide CDA Refunding Bond (Miscellaneous Revenue, AGM Insured)	5.00	11-15-2021	200,000	230,472
California Statewide CDA Refunding Bond (Miscellaneous Revenue, AGM Insured)	5.00	11-15-2022	200,000	234,846
California Statewide CDA School Facilities (Education Revenue)	5.88	7-1-2022	1,485,000	1,620,878
California Statewide CDA Senior Living Health Facilities Los Angeles Jewish Home for the Aging Series B (Health Revenue)	3.00	8-1-2021	5,200,000	5,207,020
California Statewide CDA Senior Living Health Facilities Los Angeles Jewish Home for the Aging Series D (Health Revenue)	4.75	8-1-2020	1,550,000	1,550,884
California Statewide CDA St. Joseph Hospital (Health Revenue, AGM Insured)	4.50	7-1-2018	205,000	208,409
California Statewide Community Monterey County Savers Bond (Miscellaneous Revenue, Build America Mutual Assurance Company Insured)	5.00	8-1-2027	2,185,000	2,624,382

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—June 30, 2017	Wells Fargo California Limited-Term Tax-Free Fund	13

Security name	Interest rate	Maturity date	Principal	Value

California (continued)
California Statewide HFFA Casa Colina Obligated Group (Health Revenue)	5.00%	4-1-2018	$400,000	$409,684
California Statewide Index Floating Rate Series B (GO Revenue) ±	1.50	12-1-2031	2,500,000	2,530,450
California Statewide Refunding Various Purpose (GO Revenue)	5.00	8-1-2025	3,500,000	4,312,140
Campbell CA Union High School Capital Projects (Miscellaneous Revenue)	5.00	8-1-2024	350,000	351,278
Campbell CA Union High School Capital Projects (Miscellaneous Revenue)	5.00	8-1-2025	350,000	351,278
Campbell CA Union High School Capital Projects (Miscellaneous Revenue)	5.00	8-1-2026	375,000	376,369
Campbell CA Union High School Capital Projects (Miscellaneous Revenue)	5.00	8-1-2027	300,000	301,095
Carlsbad CA Improvement Bond Act of 1915 (Miscellaneous Revenue)	3.00	9-2-2017	415,000	416,299
Carlsbad CA Improvement Bond Act of 1915 (Miscellaneous Revenue)	3.00	9-2-2018	300,000	304,716
Carlsbad CA Improvement Bond Act of 1915 (Miscellaneous Revenue)	3.00	9-2-2019	540,000	553,478
Carson CA RDA Project Area #1 Series A (Tax Revenue, AGM Insured)	5.00	10-1-2020	775,000	859,994
Carson CA RDA Project Area #1 Series A (Tax Revenue, AGM Insured)	5.00	10-1-2021	855,000	973,460
Carson CA RDA Project Area #1 Series A (Tax Revenue, AGM Insured)	5.00	10-1-2022	600,000	697,110
Cathedral City CA Redevelopment Agency Refunding Merged Redevelopment Project Series A (Tax Revenue)	5.00	8-1-2020	2,295,000	2,530,949
Cathedral City CA Redevelopment Agency Refunding Merged Redevelopment Project Series A (Tax Revenue)	5.00	8-1-2021	2,425,000	2,744,858
Cathedral City CA Redevelopment Agency Refunding Merged Redevelopment Project Series A (Tax Revenue)	5.00	8-1-2022	2,550,000	2,943,312
Cathedral City CA Redevelopment Agency Refunding Merged Redevelopment Project Series A (Tax Revenue)	5.00	8-1-2023	1,735,000	2,036,370
Cathedral City CA Redevelopment Agency Refunding Merged Redevelopment Project Series A (Tax Revenue, AGM Insured)	5.00	8-1-2024	1,770,000	2,133,434
Cathedral City CA Redevelopment Agency Refunding Merged Redevelopment Project Series B (Tax Revenue)	4.00	8-1-2017	435,000	436,140
Central California Unified School District Refunding (GO Revenue, AGM Insured)	4.00	7-1-2020	500,000	541,785
Central California Unified School District Refunding (GO Revenue, AGM Insured)	5.00	7-1-2021	400,000	458,048
Central California Unified School District Refunding (GO Revenue, AGM Insured)	5.00	7-1-2022	750,000	879,038
Centralia CA School District (GO Revenue, AGM Insured)	4.00	8-1-2018	375,000	386,700
Chino CA PFA Local Agency Series A (Tax Revenue, AGM Insured)	5.00	9-1-2022	1,830,000	2,122,672
Chino CA PFA Local Agency Series A (Tax Revenue, AGM Insured)	5.00	9-1-2024	660,000	788,363
Chula Vista CA Certificate of Participation Refunding Bond Police Facility Project (Miscellaneous Revenue)	5.00	10-1-2021	720,000	819,756
Coachella Valley CA Unified School District (GO Revenue, Build America Mutual Assurance Company Insured)	4.00	8-1-2020	2,455,000	2,654,592
Coachella Valley CA Unified School District (GO Revenue, Build America Mutual Assurance Company Insured)	4.00	8-1-2021	2,230,000	2,462,411
Coachella Valley CA Unified School District (GO Revenue, Build America Mutual Assurance Company Insured)	4.00	8-1-2022	1,000,000	1,118,550
Colton CA PFA Series A (Utilities Revenue)	4.00	4-1-2019	415,000	434,646
Commerce CA Community Development Commission Refunding Series A (Tax Revenue, AGM Insured)	5.00	8-1-2026	1,710,000	2,102,360
Commerce CA RDA CAB Project #1 (Tax Revenue) ¤	0.00	8-1-2021	1,690,000	1,382,995
Compton CA Community College District (GO Revenue)	5.00	7-1-2017	1,225,000	1,225,135
Compton CA PFA Lease (Miscellaneous Revenue) 144A	4.00	9-1-2022	2,000,000	2,059,240
Compton CA PFA Refunding Bond (Miscellaneous Revenue) 144A	4.00	9-1-2027	2,000,000	2,013,560
Cotati Rohnert Park CA Unified School District Series B (GO Revenue, AGM Insured)	5.00	8-1-2020	2,275,000	2,533,417
Culver City CA Redevelopment Agency CAB Tax Allocation Series A (Tax Revenue) ¤	0.00	11-1-2019	2,575,000	2,441,976
Cypress CA Elementary School District (Miscellaneous Revenue)	2.25	5-1-2018	455,000	459,177
Desert Sands CA Unified School District Certificate of Participation (Miscellaneous Revenue, Build America Mutual Assurance Company Insured)	5.00	3-1-2024	1,500,000	1,801,425

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo California Limited-Term Tax-Free Fund	Portfolio of investments—June 30, 2017

Security name	Interest rate	Maturity date	Principal	Value

California (continued)
Dinuba CA RDA Successor Agency Merged City Project #2 (Tax Revenue, Build America Mutual Assurance Company Insured)	4.00%	9-1-2019	$210,000	$222,132
Dinuba CA RDA Successor Agency Merged City Project #2 (Tax Revenue, Build America Mutual Assurance Company Insured)	5.00	9-1-2021	250,000	286,575
Dinuba CA RDA Successor Agency Merged City Project #2 (Tax Revenue, Build America Mutual Assurance Company Insured)	5.00	9-1-2022	250,000	292,320
Dixon CA Unified School District (GO Revenue, AGM Insured)	5.00	8-1-2021	1,210,000	1,387,664
Dixon CA Unified School District (GO Revenue, AGM Insured)	5.00	8-1-2022	1,285,000	1,507,485
El Centro CA Financing Authority Series A (Water & Sewer Revenue, AGM Insured)	2.50	10-1-2017	475,000	476,962
El Centro CA Financing Authority Series A (Water & Sewer Revenue, AGM Insured)	2.50	10-1-2018	485,000	493,754
El Dorado CA Community Facilities District #19-1 (Tax Revenue)	4.00	9-1-2018	1,000,000	1,032,600
El Dorado CA Community Facilities District #92-1 (Tax Revenue)	4.00	9-1-2017	1,135,000	1,140,800
El Monte CA Union High School Refunding (GO Revenue)	5.00	6-1-2021	1,315,000	1,498,521
Encinitas CA Community Facilities District Ranch Public Improvements Project (Tax Revenue)	4.00	9-1-2017	1,180,000	1,186,030
Fairfield CA RDA Successor Agency Refunding (Tax Revenue)	5.00	8-1-2020	1,000,000	1,112,630
Fairfield CA RDA Successor Agency Refunding (Tax Revenue)	5.00	8-1-2021	3,170,000	3,627,273
Fairfield CA RDA Successor Agency Refunding (Tax Revenue)	5.00	8-1-2022	2,395,000	2,800,689
Fairfield CA RDA Successor Agency Refunding (Tax Revenue)	5.00	8-1-2023	1,025,000	1,219,617
Florin CA Resource Conservation District Series A (Water & Sewer Revenue, National Insured)	5.00	9-1-2019	1,000,000	1,077,230
Florin CA Resource Conservation District Series A (Water & Sewer Revenue, National Insured)	5.00	9-1-2020	1,000,000	1,107,150
Florin CA Resource Conservation District Series A (Water & Sewer Revenue, National Insured)	5.00	9-1-2021	1,250,000	1,420,363
Florin CA Resource Conservation District Series A (Water & Sewer Revenue, National Insured)	5.00	9-1-2022	1,250,000	1,449,913
Foothill-Eastern CA Transportation Corridor Agency Series B-1 (Transportation Revenue) ±	5.00	1-15-2053	8,750,000	8,774,500
Former Inglewood CA Redevelopment Refunding Subordinate Lien Merged Redevelopment Project (Tax Revenue, Build America Mutual Assurance Company Insured)	5.00	5-1-2025	1,000,000	1,191,290
Fowler CA Unified School District School Facilities Improvement District #1 (GO Revenue, National Insured)	5.20	7-1-2020	1,095,000	1,146,323
Fremont CA Community Facilities District (Tax Revenue)	5.00	9-1-2024	1,000,000	1,160,490
Fresno California Joint Powers Financing Authority Refunding Master Lease Project Series A (Miscellaneous Revenue, AGM Insured)	5.00	4-1-2025	750,000	893,918
Fresno County CA Financing Authority Lease Series A (Miscellaneous Revenue, AGM Insured)	3.00	8-1-2019	970,000	1,006,501
Fullerton CA Community Facilities District (Tax Revenue)	3.50	9-1-2017	565,000	567,435
Fullerton CA Community Facilities District (Tax Revenue)	4.00	9-1-2018	610,000	630,075
Fullerton CA Community Facilities District (Tax Revenue)	4.00	9-1-2019	665,000	702,686
Fullerton CA School District Financing Authority Series A (Tax Revenue, AGM Insured)	4.00	9-1-2018	400,000	413,276
Fullerton CA School District Financing Authority Series A (Tax Revenue, AGM Insured)	3.00	9-1-2017	450,000	451,584
Garden Grove CA Agency Community Refunding Garden Grove Community Project (Tax Revenue, Build America Mutual Assurance Company Insured)	4.00	10-1-2021	770,000	852,860
Garden Grove CA Agency Community Refunding Garden Grove Community Project (Tax Revenue, Build America Mutual Assurance Company Insured)	5.00	10-1-2022	3,015,000	3,531,470
Golden CA Tobacco Securitization Asset Series A1 (Tobacco Revenue)	5.00	6-1-2026	2,500,000	2,978,000
Goleta CA Water District Certificate of Participation Series A (Water & Sewer Revenue, AGM Insured)	5.00	12-1-2019	125,000	136,286

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—June 30, 2017	Wells Fargo California Limited-Term Tax-Free Fund	15

Security name	Interest rate	Maturity date	Principal	Value

California (continued)
Goleta CA Water District Certificate of Participation Series A (Water & Sewer Revenue, AGM Insured)	5.00%	12-1-2020	$140,000	$157,301
Hawthorne CA School District CAB Election of 2008 Series A (GO Revenue, AGC Insured) ¤	0.00	8-1-2017	165,000	164,833
Hayward CA Unified School District Certificate of Participation (Miscellaneous Revenue, AGM Insured)	3.00	6-1-2018	725,000	737,216
Hayward CA Unified School District Certificate of Participation (Miscellaneous Revenue, AGM Insured)	3.00	6-1-2019	750,000	773,655
Hayward CA Unified School District Certificate of Participation (GO Revenue, AGM Insured)	5.00	8-1-2022	500,000	588,450
Hayward CA Unified School District Certificate of Participation (GO Revenue, AGM Insured)	5.00	8-1-2023	805,000	965,783
Huntington Beach CA City School District Election of 2002 (GO Revenue)	4.00	8-1-2019	2,875,000	3,052,186
Huntington Beach CA City School District Election of 2002 (GO Revenue)	4.00	8-1-2021	505,000	560,606
Huntington Beach CA City School District Election of 2002 (GO Revenue)	5.00	8-1-2020	3,150,000	3,521,039
Imperial Beach CA RDA Palm Avenue Commercial Redevelopment Project (Tax Revenue, Build America Mutual Assurance Company Insured)	4.00	6-1-2020	775,000	830,134
Irvine CA Limited Obligation Improvement Bonds Reassessment District #12-1 (Miscellaneous Revenue)	4.00	9-2-2018	1,325,000	1,367,135
Irvine CA Limited Obligation Improvement Bonds Reassessment District #15-2 (Miscellaneous Revenue)	5.00	9-2-2023	800,000	932,088
Irvine CA Limited Obligation Improvement Bonds Reassessment District #15-2 (Miscellaneous Revenue)	5.00	9-2-2024	850,000	1,000,450
Irvine CA Unified School District Special Community Facilities District Number 09 1 Series A (Tax Revenue)	5.00	9-1-2024	1,500,000	1,768,725
Irvine CA Unified School District Special Community Facilities District Number 09 1 Series A (Tax Revenue)	5.00	9-1-2026	1,300,000	1,553,032
Irvine CA Unified School District Special Community Facilities District Number 09 1 Series A (Tax Revenue)	5.00	9-1-2028	540,000	636,795
Irwindale CA CDA City Industrial Development Project (Tax Revenue, AGM Insured)	5.00	7-15-2020	320,000	355,571
Irwindale CA CDA City Industrial Development Project (Tax Revenue, AGM Insured)	5.00	7-15-2021	340,000	388,885
Irwindale CA CDA City Industrial Development Project (Tax Revenue, AGM Insured)	5.00	7-15-2022	365,000	427,499
Irwindale CA CDA City Industrial Development Project (Tax Revenue, AGM Insured)	5.00	7-15-2023	375,000	448,774
Jurupa CA PFA Series A (Tax Revenue)	5.00	9-1-2020	550,000	609,950
La Habra CA School District Refunding Bond (GO Revenue)	5.00	8-1-2019	950,000	1,027,292
La Habra CA School District Refunding Bond (GO Revenue)	5.00	8-1-2020	1,045,000	1,166,743
La Habra CA School District Refunding Bond (GO Revenue)	5.00	8-1-2021	805,000	924,929
La Quinta CA Redevelopment Agency Project Areas #1 & 2 Series A (Tax Revenue)	5.00	9-1-2019	1,150,000	1,238,815
La Quinta CA Redevelopment Agency Project Areas #1 & 2 Series A (Tax Revenue)	5.00	9-1-2020	1,045,000	1,156,972
La Quinta CA Redevelopment Agency Project Areas #1 & 2 Series A (Tax Revenue)	5.00	9-1-2021	565,000	643,795
La Quinta CA Redevelopment Agency Project Areas #1 & 2 Series A (Tax Revenue)	5.00	9-1-2022	615,000	713,357
Lancaster CA Redevelopment Agency Refunding Combined Redevelopment Project Areas (Tax Revenue, AGM Insured)	5.00	8-1-2024	870,000	1,038,084
Lancaster CA Redevelopment Agency Refunding Combined Redevelopment Project Areas (Tax Revenue, AGM Insured)	5.00	8-1-2029	400,000	470,480
Lee Lake CA PFA Senior Lien Series A (Tax Revenue)	4.00	9-1-2017	1,620,000	1,627,452
Los Angeles CA Convention & Exhibit Center Authority Series A (Miscellaneous Revenue)	5.00	8-15-2020	2,000,000	2,090,980
Los Angeles CA Department of Water & Power Series B (Water & Sewer Revenue, Citibank NA SPA) ø	0.88	7-1-2035	2,100,000	2,100,000
Los Angeles CA Public Works Series D (Miscellaneous Revenue)	5.00	12-1-2027	1,605,000	1,952,306
Los Angeles CA Unified School District Certificate of Participation Headquarters Building Projects Series B (Miscellaneous Revenue)	5.00	10-1-2025	1,875,000	2,167,763

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo California Limited-Term Tax-Free Fund	Portfolio of investments—June 30, 2017

Security name	Interest rate	Maturity date	Principal	Value

California (continued)
Los Angeles CA Unified School District Refunding Bond Series D (GO Revenue)	5.00%	7-1-2023	$6,180,000	$7,429,163
Los Angeles County CA Community Facilities District #5 Rowland Heights Area (Tax Revenue, AGM Insured)	5.00	9-1-2019	475,000	478,263
Los Angeles County CA Public Works Multiple Capital Projects II (Miscellaneous Revenue)	5.00	8-1-2020	500,000	557,925
Los Angeles County CA Redevelopment Refunding Authority Hollywood Redevelopment Project (Tax Revenue)	5.00	7-1-2019	1,780,000	1,913,091
Los Angeles County CA Redevelopment Refunding Authority Series D (Tax Revenue)	5.00	9-1-2018	2,570,000	2,685,059
Los Angeles County CA Redevelopment Refunding Authority Series D (Tax Revenue)	5.00	9-1-2019	2,545,000	2,746,106
Los Angeles County CA Schools Regionalized Business Services Corporation Series A (Miscellaneous Revenue, AGM Insured)	3.00	9-1-2017	595,000	597,041
Lynwood CA Unified School District BAN Series A (GO Revenue) ##	5.00	8-1-2017	3,000,000	3,010,590
Mendocino County CA Certificate of Participation Series A (Miscellaneous Revenue, AGM Insured)	3.25	6-1-2018	1,115,000	1,136,330
Menifee CA Union School District Public Series A (Tax Revenue)	4.00	9-1-2022	540,000	588,427
Merced CA Union High School CAB Series A (GO Revenue, National Insured) ¤	0.00	8-1-2019	2,190,000	2,125,570
Modesto CA Community Facilities District #2004-1 Village One #2 (Tax Revenue)	4.00	9-1-2018	595,000	611,743
Modesto CA Community Facilities District #2004-1 Village One #2 (Tax Revenue)	4.50	9-1-2019	605,000	640,604
Modesto CA Irrigation District Electric Refunding Bond Series A (Utilities Revenue)	5.00	7-1-2020	500,000	556,970
Monrovia CA RDA Subordinate Central Project #1 (Tax Revenue)	4.00	8-1-2017	755,000	757,046
Monrovia CA RDA Subordinate Central Project #1 (Tax Revenue)	4.00	8-1-2018	785,000	809,924
Monrovia CA RDA Subordinate Central Project #1 (Tax Revenue)	4.00	8-1-2019	815,000	861,316
Montclair CA PFA Public Facilities Projects (Miscellaneous Revenue, AGM Insured)	4.00	10-1-2017	500,000	503,780
Mount Sanitary Antonio CA Community CAB College District (GO Revenue) ¤	0.00	4-1-2022	10,000,000	9,231,500
Murrieta CA PFA (Tax Revenue)	5.00	9-1-2017	870,000	875,472
Natomas CA Unified School District (GO Revenue, AGM Insured)	3.00	9-1-2017	955,000	958,658
Natomas CA Unified School District (GO Revenue, AGM Insured)	3.00	9-1-2018	1,025,000	1,050,133
Natomas CA Unified School District (GO Revenue, AGM Insured)	3.00	9-1-2019	1,000,000	1,042,360
Newhall CA School District BAN School Facilities Improvement (GO Revenue) ¤##	0.00	8-1-2017	9,000,000	8,993,520
Newhall CA School District CAB BAN (Miscellaneous Revenue) ¤##	0.00	8-1-2018	14,680,000	14,506,923
North City CA West School Facilities Financing Authority Series C (Tax Revenue, Ambac Insured)	5.00	9-1-2018	1,125,000	1,174,703
Norwalk CA Community Facilities Financing Series A (Miscellaneous Revenue, AGM Insured)	4.00	6-1-2019	280,000	294,120
Norwalk CA Community Facilities Financing Series A (Miscellaneous Revenue, AGM Insured)	4.00	6-1-2020	350,000	374,899
Norwalk CA Community Facilities Financing Series B (Miscellaneous Revenue, AGM Insured)	4.00	6-1-2018	610,000	625,842
Norwalk CA Community Facilities Financing Series B (Miscellaneous Revenue, AGM Insured)	4.00	6-1-2019	625,000	656,519
Norwalk CA Community Facilities Financing Series B (Miscellaneous Revenue, AGM Insured)	4.00	6-1-2020	650,000	696,241
Oak Valley CA Hospital District Refunding Los Angeles County CA Redevelopment Refunding Authority (GO Revenue)	4.00	7-1-2020	500,000	537,180
Oak Valley CA Hospital District Refunding Los Angeles County CA Redevelopment Refunding Authority (GO Revenue)	5.00	7-1-2021	950,000	1,075,942
Oak Valley CA Hospital District Refunding Los Angeles County CA Redevelopment Refunding Authority (GO Revenue)	5.00	7-1-2022	750,000	868,230
Oak Valley CA Hospital District Refunding Los Angeles County CA Redevelopment Refunding Authority (GO Revenue)	5.00	7-1-2023	755,000	891,429

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—June 30, 2017	Wells Fargo California Limited-Term Tax-Free Fund	17

Security name	Interest rate	Maturity date	Principal	Value

California (continued)
Oakland CA Successor Agency Refunding Subordinate Lien Central District Redevelopment Project (Tax Revenue)	4.00%	9-1-2018	$3,215,000	$3,319,809
Oakland CA Unified School District Alameda County Election of 2012 (GO Revenue)	5.00	8-1-2017	2,250,000	2,258,213
Oakland CA Unified School District Alameda County Election of 2012 Series A (GO Revenue)	5.00	8-1-2022	750,000	883,208
Oakland CA Unified School District Alameda County Election of 2012 Series A (GO Revenue)	5.00	8-1-2024	600,000	734,154
Orange County CA Community Facilities #2015-1 Esencia Village Series A (Tax Revenue)	5.00	8-15-2023	375,000	435,911
Orange County CA Community Facilities #2015-1 Esencia Village Series A (Tax Revenue)	5.00	8-15-2025	335,000	394,968
Orange County CA Development Agency Santa Ana Heights Project (Tax Revenue)	5.00	9-1-2018	200,000	208,898
Orange County CA Development Agency Santa Ana Heights Project (Tax Revenue)	5.00	9-1-2019	1,085,000	1,169,608
Orange County CA Development Agency Santa Ana Heights Project (Tax Revenue)	5.00	3-1-2020	1,110,000	1,212,187
Orange County CA Development Agency Santa Ana Heights Project (Tax Revenue)	5.00	9-1-2020	1,140,000	1,262,151
Orange Cove CA Irrigation District (Water & Sewer Revenue)	3.15	2-1-2019	660,000	661,234
Oxnard CA Financing Authority Refunding Bond (Water & Sewer Revenue, AGM Insured)	5.00	6-1-2021	735,000	836,974
Oxnard CA Harbor District Series A (Airport Revenue)	5.00	8-1-2018	2,275,000	2,357,128
Palm Springs CA Financing Authority Convention Center Project Series A (Miscellaneous Revenue)	3.00	11-1-2017	1,280,000	1,288,474
Palo Alto CA Improvement Bond Act of 1915 University Area Off-Street Parking Assessment District (Miscellaneous Revenue)	3.00	9-2-2018	415,000	421,532
Palo Alto CA Improvement Bond Act of 1915 University Area Off-Street Parking Assessment District (Miscellaneous Revenue)	4.00	9-2-2021	450,000	484,398
Palo Verde CA Unified School District FlexFund Program (Education Revenue)	4.80	9-1-2027	687,084	704,000
Palomar CA Community College District CAB Election of 2006 Series B (GO Revenue) ¤	0.00	8-1-2017	880,000	879,349
Palomar Pomerado Health CA Health System CAB (GO Revenue, National Insured) ¤	0.00	8-1-2017	2,000,000	1,998,240
Perris CA Community Facilities District Refunding #01-2 Series A (Tax Revenue)	2.00	9-1-2017	670,000	670,804
Pioneers Memorial Healthcare District California Refunding (GO Revenue)	4.00	10-1-2017	810,000	815,565
Pittsburg CA Successor Agency Los Medanos Community Development (Tax Revenue, AGM Insured)	5.00	8-1-2021	1,885,000	2,156,120
Pittsburg CA Successor Agency Los Medanos Community Development (Tax Revenue, AGM Insured)	5.00	9-1-2021	2,000,000	2,272,580
Pittsburg CA Successor Agency Los Medanos Community Development (Tax Revenue, AGM Insured)	5.00	8-1-2022	1,305,000	1,523,274
Pittsburg CA Successor Agency Los Medanos Community Development (Tax Revenue, AGM Insured)	5.00	8-1-2023	780,000	927,311
Pittsburg CA Successor Agency Los Medanos Community Development (Tax Revenue, AGM Insured)	5.00	9-1-2025	3,500,000	4,222,190
Placentia CA Redevelopment Agency Project (Tax Revenue, Build America Mutual Assurance Company Insured)	4.00	8-1-2019	580,000	611,419
Placentia CA Redevelopment Agency Project (Tax Revenue, Build America Mutual Assurance Company Insured)	5.00	8-1-2020	600,000	662,772
Pomona CA Public Financing Authority Unrefunded Balance Merfed Redevelopment Series AH (Tax Revenue, Ambac Insured)	5.25	2-1-2018	725,000	727,574
Pomona Valley CA Educational Joint Powers Authority Refunding Bond (Miscellaneous Revenue, Build America Mutual Assurance Company Insured)	4.00	8-1-2017	1,635,000	1,639,284
Port Oakland California Revenue Refunding AMT Intermediate Lien Series D (Airport Revenue) %%	5.00	11-1-2025	2,600,000	3,140,592
Port Oakland California Revenue Refunding AMT Intermediate Lien Series D (Airport Revenue) %%	5.00	11-1-2026	2,000,000	2,426,560

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo California Limited-Term Tax-Free Fund	Portfolio of investments—June 30, 2017

Security name	Interest rate	Maturity date	Principal	Value

California (continued)
Port Oakland California Revenue Refunding Intermediate Lien Series E (Airport Revenue) %%	5.00%	11-1-2026	$1,250,000	$1,549,138
Poway CA Unified School District PFA (Tax Revenue)	3.00	9-15-2017	625,000	627,225
Poway CA Unified School District PFA (Tax Revenue)	3.00	9-15-2018	755,000	767,888
Poway CA Unified School District PFA (Tax Revenue)	4.00	9-15-2020	335,000	356,996
Poway CA Unified School District PFA (Tax Revenue, Build America Mutual Assurance Company Insured)	4.00	10-1-2020	300,000	323,418
Poway CA Unified School District PFA (Tax Revenue, Build America Mutual Assurance Company Insured)	4.00	10-1-2021	185,000	203,060
Poway CA Unified School District PFA Series B (Tax Revenue, Build America Mutual Assurance Company Insured)	5.00	9-1-2024	1,115,000	1,331,856
Poway CA Unified School District PFA Series B (Tax Revenue, Build America Mutual Assurance Company Insured)	5.00	9-1-2025	775,000	934,914
Poway CA Unified School District Special Community Facilities District #6-4S Ranch (Tax Revenue)	4.00	9-1-2017	495,000	497,277
Poway CA Unified School District Special Community Facilities District #6-4S Ranch (Tax Revenue)	4.00	9-1-2018	445,000	457,522
Redondo Beach CA Unified School District CAB Election of 2008 Series E (GO Revenue) ¤	0.00	8-1-2018	345,000	340,581
Redondo Beach CA Unified School District CAB Election of 2008 Series E (GO Revenue) ¤	0.00	8-1-2020	460,000	438,099
Riverside CA Community College District Election of 2004 Series D (GO Revenue) ¤	0.00	8-1-2020	535,000	510,625
Riverside CA PFA Local Measure Certificate of Participation Riverside Pavement Rehabilitation Project (Tax Revenue, AGM Insured)	5.00	6-1-2023	845,000	990,610
Riverside CA Unified School District Financing Authority Superior Lien Series A (Miscellaneous Revenue)	4.00	9-1-2018	1,735,000	1,794,927
Riverside County CA Asset Leasing Corporation County Administrative Center Refunding Project (Miscellaneous Revenue)	4.00	11-1-2017	490,000	494,885
Riverside County CA Asset Leasing Corporation Riverside Hospital Project (Miscellaneous Revenue, National Insured) ¤	0.00	6-1-2019	1,000,000	971,510
Riverside County CA PFA Indian Wells Project Series A (Tax Revenue, AGM Insured)	5.00	9-1-2020	1,610,000	1,793,991
Riverside County CA Public Financing County Facilities Projects (Miscellaneous Revenue)	4.00	5-1-2018	810,000	829,189
Riverside County CA Public Financing County Facilities Projects (Miscellaneous Revenue)	4.00	5-1-2020	795,000	850,205
Riverside County CA Public Financing County Facilities Projects (Miscellaneous Revenue)	5.00	5-1-2019	840,000	895,885
Riverside County California Public Financing Series A (Tax Revenue, Build America Mutual Assurance Company Insured)	5.00	10-1-2024	400,000	480,628
Riverside County California Redevelopment Agency Refunding Jurupa Valley Redevelopment Project Area (Tax Revenue, AGM Insured) %%	5.00	10-1-2027	1,075,000	1,317,165
Riverside County California Redevelopment Agency Refunding Jurupa Valley Redevelopment Project Area (Tax Revenue, AGM Insured) %%	5.00	10-1-2028	750,000	910,448
Riverside County California Redevelopment Agency Refunding Jurupa Valley Redevelopment Project Area (Tax Revenue, AGM Insured) %%	5.00	10-1-2029	1,000,000	1,202,230
Robla CA School District Series B (GO Revenue, National Insured) ¤	0.00	8-1-2018	160,000	153,632
Romoland CA School District Community Facilities District #2004-1 (Tax Revenue)	4.00	9-1-2019	850,000	891,319
Roseville CA Finance Authority Special Refunding Series A (Tax Revenue) %%	5.00	9-1-2023	400,000	464,696
Roseville CA Finance Authority Special Refunding Series A (Tax Revenue) %%	5.00	9-1-2024	400,000	469,920
Roseville CA Finance Authority Special Refunding Series A (Tax Revenue) %%	5.00	9-1-2025	400,000	472,116
Roseville CA Finance Authority Special Refunding Series A (Tax Revenue) %%	5.00	9-1-2026	500,000	592,245
Roseville CA Finance Authority Special Refunding Series A (Tax Revenue) %%	5.00	9-1-2027	350,000	415,037

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—June 30, 2017	Wells Fargo California Limited-Term Tax-Free Fund	19

Security name	Interest rate	Maturity date	Principal	Value

California (continued)
Roseville CA Finance Authority Special Refunding Series A (Tax Revenue) %%	5.00%	9-1-2028	$305,000	$359,031
Roseville CA Finance Authority Special Refunding Series A (Tax Revenue) %%	5.00	9-1-2029	300,000	349,809
Roseville CA Special Tax Refunding Community Facilities District (Tax Revenue)	4.00	9-1-2019	875,000	915,180
Roseville CA Special Tax Refunding Community Facilities District (Tax Revenue)	5.00	9-1-2020	1,050,000	1,147,251
Roseville CA Special Tax Refunding Community Facilities District (Tax Revenue)	5.00	9-1-2021	500,000	557,860
Roseville CA Special Tax Refunding Fiddyment Ranch Community (Tax Revenue)	5.00	9-1-2024	1,905,000	2,207,133
Roseville CA Special Tax Refunding Fiddyment Ranch Community (Miscellaneous Revenue) %%	5.00	4-1-2026	13,375,000	16,359,498
Roseville CA Special Tax Refunding Fiddyment Ranch Community (Tax Revenue)	5.00	9-1-2029	1,595,000	1,840,471
Sacramento CA City Financing Refunding Master Lease Program Facilities (Miscellaneous Revenue, Build America Mutual Assurance Company Insured)	5.00	12-1-2022	800,000	940,232
Sacramento CA City Schools Joint Powers Financing Authority Series A (Miscellaneous Revenue, Build America Mutual Assurance Company Insured)	5.00	3-1-2019	1,050,000	1,113,945
Sacramento CA City Schools Joint Powers Financing Authority Series A (Miscellaneous Revenue, Build America Mutual Assurance Company Insured)	5.00	3-1-2020	1,185,000	1,294,091
Sacramento CA City Schools Joint Powers Financing Authority Series A (Miscellaneous Revenue, Build America Mutual Assurance Company Insured)	5.00	3-1-2021	830,000	929,866
Sacramento CA City Schools Joint Powers Financing Authority Series A (Miscellaneous Revenue, Build America Mutual Assurance Company Insured)	5.00	3-1-2022	775,000	887,584
Sacramento CA City Schools Joint Powers Financing Authority Series A (Miscellaneous Revenue, Build America Mutual Assurance Company Insured)	5.00	3-1-2023	815,000	950,901
Sacramento CA Regional Transportation District Farebox (Transportation Revenue)	5.00	3-1-2019	500,000	532,740
Salinas CA Union High School District CAB (GO Revenue) ¤	0.00	8-1-2020	5,000,000	4,735,050
San Bernardino County CA Certificate of Participation Arrowhead Project Series A (Miscellaneous Revenue)	5.50	8-1-2020	1,000,000	1,085,570
San Bernardino County CA Certificate of Participation Medical Centre Financing Project (Miscellaneous Revenue, National Insured)	5.50	8-1-2017	300,000	301,221
San Buenaventura CA Community Mental Health System (Health Revenue)	6.00	12-1-2019	2,000,000	2,170,100
San Buenaventura CA Community Mental Health System (Health Revenue)	6.50	12-1-2021	2,585,000	3,005,399
San Diego CA RDA CAB Tax Allocation Center Series A (Tax Revenue, AGM Insured) ¤	0.00	9-1-2018	635,000	625,151
San Diego CA RDA Naval Training Center Series A (Tax Revenue)	4.50	9-1-2017	345,000	347,180
San Francisco City & County CA RDA Successor Agency Community Facilities District #6 Series A (Tax Revenue)	3.00	8-1-2017	205,000	205,338
San Francisco City & County CA RDA Successor Agency Community Facilities District #6 Series A (Tax Revenue)	4.00	8-1-2017	885,000	887,301
San Francisco City & County CA RDA Successor Agency Community Facilities District #6 Series A (Tax Revenue)	5.00	8-1-2018	500,000	518,585
San Francisco City & County CA RDA Successor Agency Community Facilities District #6 Series A (Tax Revenue)	5.00	8-1-2019	555,000	592,424
San Francisco City & County CA RDFA Mission Bay South Redevelopment Project Subordinate Series D (Tax Revenue) 144A(i)	3.00	8-1-2021	4,000,000	4,049,000
San Francisco City & County CA RDFA Mission Bay South Redevelopment Series A (Tax Revenue)	5.00	8-1-2020	500,000	553,905
San Francisco City & County CA RDFA Mission Bay South Redevelopment Series A (Tax Revenue)	5.00	8-1-2022	375,000	435,926
San Francisco City & County CA RDFA San Francisco Redevelopment Project Series B (Tax Revenue, National Insured)	5.25	8-1-2018	1,155,000	1,161,815
San Gorgonio CA Memorial Healthcare Refunding (GO Revenue)	5.00	8-1-2021	275,000	311,504
San Gorgonio CA Memorial Healthcare Refunding (GO Revenue)	5.00	8-1-2022	500,000	578,480
San Gorgonio CA Memorial Healthcare Refunding (GO Revenue)	5.00	8-1-2023	1,000,000	1,176,210
San Jose CA Airport Revenue Refunding AMT Series A (Airport Revenue)	5.00	3-1-2022	1,750,000	2,012,045

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo California Limited-Term Tax-Free Fund	Portfolio of investments—June 30, 2017

Security name	Interest rate	Maturity date	Principal	Value

California (continued)
San Jose CA Airport Series A (Airport Revenue, Ambac Insured)	5.50%	3-1-2018	$4,350,000	$4,481,109
San Jose CA Convention Center Expansion & Renovation Project (Tax Revenue)	5.25	5-1-2023	1,465,000	1,645,722
San Jose CA Libraries & Parks Project (GO Revenue)	5.00	9-1-2017	715,000	718,539
San Jose CA Redevelopment Agency Tax Refunding Merged Area Redevelopment Project Series A (Tax Revenue, National Insured)	4.54	8-1-2018	1,035,000	1,038,002
San Jose CA Redevelopment Agency Tax Refunding Merged Area Redevelopment Project Series A (Tax Revenue, National Insured)	5.00	8-1-2017	2,000,000	2,006,800
San Jose CA Redevelopment Agency Tax Refunding Merged Area Redevelopment Project Series A (Tax Revenue, National Insured)	5.25	8-1-2019	1,125,000	1,128,994
San Jose CA Redevelopment Agency Tax Refunding Merged Area Redevelopment Project Series A-1 (Tax Revenue)	5.00	8-1-2022	800,000	885,376
San Jose CA Redevelopment Agency Tax Refunding Merged Area Redevelopment Project Series D (Tax Revenue, Ambac Insured)	5.00	8-1-2021	2,635,000	2,644,223
San Jose CA Union Elementary School District Series B (GO Revenue)	3.00	9-1-2017	1,000,000	1,003,670
San Leandro CA Unified School District Refunding (GO Revenue, Build America Mutual Assurance Company Insured)	5.00	8-1-2025	325,000	398,343
San Luis & Delta-Mendota CA Water Authority Delta Habitat Conservation & Conveyance Program Development Project Series A (Water & Sewer Revenue, Build America Mutual Assurance Company Insured)	5.00	3-1-2019	100,000	106,261
San Luis & Delta-Mendota CA Water Authority Delta Habitat Conservation & Conveyance Program Development Project Series A (Water & Sewer Revenue, Build America Mutual Assurance Company Insured)	5.00	3-1-2020	100,000	109,583
San Marcos CA PFA Series B (Tax Revenue)	3.00	9-1-2017	455,000	456,329
San Marcos CA PFA Series B (Tax Revenue)	4.00	9-1-2018	1,000,000	1,032,600
San Marcos CA Unified School District Community Facilities District #5 (Tax Revenue, Build America Mutual Assurance Company Insured)	5.00	9-1-2020	220,000	244,295
San Marcos CA Unified School District Community Facilities District #5 (Tax Revenue, Build America Mutual Assurance Company Insured)	5.00	9-1-2021	270,000	306,563
San Marcos CA Unified School District Community Facilities District #5 (Tax Revenue, Build America Mutual Assurance Company Insured)	5.00	9-1-2022	250,000	289,000
San Mateo County CA Transportation Authority Series A (Tax Revenue, National Insured) ¤	0.00	12-1-2018	270,000	264,487
San Mateo Foster City CA School District (GO Revenue)	5.00	8-15-2020	2,000,000	2,236,980
San Pablo CA Redevelopment Agency Series B (Tax Revenue, AGM Insured)	5.00	6-15-2021	1,775,000	2,023,411
San Pablo CA Redevelopment Agency Series B (Tax Revenue, AGM Insured)	5.00	6-15-2022	1,865,000	2,171,028
San Pablo CA Redevelopment Agency Series B (Tax Revenue, AGM Insured)	5.00	6-15-2023	1,945,000	2,306,576
Santa Ana CA Community Redevelopment Agency Merged Project Area Series A (Tax Revenue)	5.25	9-1-2019	1,000,000	1,086,150
Santa Ana CA Unified School District CAB Election of 2008 Series A (GO Revenue) ¤	0.00	8-1-2020	1,815,000	1,730,185
Santa Clara County CA Financing Authority Capital Projects Series A (Miscellaneous Revenue)	4.00	2-1-2024	6,000,000	6,648,480
Santa Cruz County CA Capital Financing Public Facilities Project (Miscellaneous Revenue, AGM Insured)	4.00	8-1-2020	150,000	162,195
Santa Cruz County CA Capital Financing Public Facilities Project (Miscellaneous Revenue, AGM Insured)	5.00	8-1-2021	125,000	142,979
Santa Cruz County CA Capital Financing Public Facilities Project (Miscellaneous Revenue, AGM Insured)	5.00	8-1-2022	165,000	192,598
Santa Cruz County CA Redevelopment Agency Live Oak Soquel Community Series A (Tax Revenue, National Insured)	5.25	9-1-2017	495,000	498,396
Santa Cruz County CA Redevelopment Successor Agency Tax Allocation Refunding (Tax Revenue, Build America Mutual Assurance Company Insured)	5.00	9-1-2019	625,000	675,881
Santa Cruz County CA Redevelopment Successor Agency Tax Allocation Refunding (Tax Revenue, Build America Mutual Assurance Company Insured)	5.00	9-1-2020	1,000,000	1,115,380

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—June 30, 2017	Wells Fargo California Limited-Term Tax-Free Fund	21

Security name	Interest rate	Maturity date	Principal	Value

California (continued)
Santa Fe Springs CA Community Development Commission Consolidated Redevelopment Project Series A (Tax Revenue, National Insured)	5.00%	9-1-2017	$750,000	$755,100
Sierra Kings CA Health Care Refunding (GO Revenue)	4.00	8-1-2017	220,000	220,543
Sierra Kings CA Health Care Refunding (GO Revenue)	4.00	8-1-2018	230,000	236,332
Sierra Kings CA Health Care Refunding (GO Revenue)	4.00	8-1-2019	225,000	235,953
Sierra Kings CA Health Care Refunding (GO Revenue)	4.00	8-1-2021	345,000	373,373
Sierra Kings CA Health Care Refunding (GO Revenue)	4.00	8-1-2022	425,000	465,477
Sierra Kings CA Health Care Refunding (GO Revenue)	4.00	8-1-2023	405,000	445,865
Sierra Kings CA Health Care Refunding (GO Revenue)	4.00	8-1-2024	420,000	465,566
Simi Valley CA Unified School District Refunding and Capital Improvement Project (Miscellaneous Revenue, Ambac Insured)	5.25	8-1-2017	200,000	200,644
Solana Beach CA School District Special Tax PFA (Tax Revenue)	4.00	9-1-2018	330,000	340,758
Solana Beach CA School District Special Tax PFA (Tax Revenue)	4.00	9-1-2019	735,000	776,109
South Monterey County CA Joint Union High School District (GO Revenue)	3.00	8-1-2017	1,485,000	1,487,614
South Western CA Community College District Refunding (GO Revenue)	5.00	8-1-2020	1,250,000	1,395,625
South Western CA Community College District Refunding (GO Revenue)	5.00	8-1-2021	2,710,000	3,113,736
Southern CA Mono Healthcare District (GO Revenue)	3.00	8-1-2017	300,000	300,534
Southern CA Mono Healthcare District (GO Revenue)	4.00	8-1-2019	845,000	888,813
Southern CA Public Power Authority Refunding Bond Canyon Power Project Series A (Utilities Revenue)	5.00	7-1-2026	1,000,000	1,144,700
Southern CA Public Power Authority Refunding Bond Canyon Power Project Series A (Utilities Revenue)	5.00	7-1-2027	1,000,000	1,144,280
Stanton CA Redevelopment Agency Consolidated Project Series A (Tax Revenue, AGM Insured)	4.00	12-1-2018	410,000	425,998
Stanton CA Redevelopment Agency Escrow Project Series A (Tax Revenue, AGM Insured)	4.00	12-1-2017	135,000	136,796
Stanton CA Redevelopment Agency Unrefunded Project Series A (Tax Revenue, AGM Insured)	4.00	12-1-2017	265,000	268,267
Successor Agency to the Morgan Hill CA Redevelopment Agency Series A (Tax Revenue)	5.00	9-1-2021	1,055,000	1,214,432
Successor Agency to the Rancho Mirage CA Redevelopment Agency Refunding Subordinate Lien Series A (Tax Revenue, Build America Mutual Assurance Company Insured)	5.00	4-1-2018	400,000	411,548
Successor Agency to the Rancho Mirage CA Redevelopment Agency Refunding Subordinate Lien Series A (Tax Revenue, Build America Mutual Assurance Company Insured)	5.00	4-1-2019	580,000	616,958
Successor Agency to the Rancho Mirage CA Redevelopment Agency Series A (Tax Revenue, Build America Mutual Assurance Company Insured)	4.00	4-1-2018	750,000	766,050
Successor Agency to the Rancho Mirage CA Redevelopment Agency Series A (Tax Revenue, Build America Mutual Assurance Company Insured)	5.00	4-1-2018	550,000	565,879
Successor Agency to the Rancho Mirage CA Redevelopment Agency Series A (Tax Revenue, Build America Mutual Assurance Company Insured)	5.00	4-1-2019	1,450,000	1,542,394
Successor Agency to the Richmond CA Community Redevelopment Agency Series A (Tax Revenue, Build America Mutual Assurance Company Insured)	4.50	9-1-2025	160,000	184,011
Successor Agency to the Richmond CA Community Redevelopment Agency Series A (Tax Revenue, Build America Mutual Assurance Company Insured)	5.00	9-1-2021	310,000	352,250
Successor Agency to the Richmond CA Community Redevelopment Agency Series A (Tax Revenue, Build America Mutual Assurance Company Insured)	5.00	9-1-2022	300,000	347,979
Successor Agency to the Richmond CA Community Redevelopment Agency Series A (Tax Revenue, Build America Mutual Assurance Company Insured)	5.00	9-1-2023	265,000	312,096
Successor Agency to the Richmond CA Community Redevelopment Agency Series A (Tax Revenue, Build America Mutual Assurance Company Insured)	5.00	9-1-2025	150,000	177,566

The accompanying notes are an integral part of these financial statements.

22	Wells Fargo California Limited-Term Tax-Free Fund	Portfolio of investments—June 30, 2017

Security name	Interest rate	Maturity date	Principal	Value

California (continued)
Successor Agency to the Riverside County CA Redevelopment Agency Desert Communities Project Area Series D (Tax Revenue)	5.00%	10-1-2020	$405,000	$452,016
Successor Agency to the Riverside County CA Redevelopment Agency Desert Communities Project Area Series D (Tax Revenue)	5.00	10-1-2022	445,000	520,739
Successor Agency to the Riverside County CA Redevelopment Agency Desert Communities Project Area Series D (Tax Revenue)	5.00	10-1-2023	470,000	559,935
Successor Agency to the Riverside County CA Redevelopment Agency Project Area #1 Series A (Tax Revenue)	5.00	10-1-2020	365,000	407,373
Successor Agency to the Riverside County CA Redevelopment Agency Project Area #1 Series A (Tax Revenue)	5.00	10-1-2022	240,000	280,848
Successor Agency to the Riverside County CA Redevelopment Agency Project Area #1 Series A (Tax Revenue)	5.00	10-1-2023	460,000	548,021
Sulphur Springs CA Union School CAB Anticipation Notes Series A (Miscellaneous Revenue) ¤	0.00	1-1-2018	2,750,000	2,736,663
Sulphur Springs CA Union School District Prerefunded Community Facilities District #2002-1 Series A (Tax Revenue)	3.00	9-1-2017	150,000	150,552
Sulphur Springs CA Union School District Prerefunded Community Facilities District #2002-1 Series A (Tax Revenue)	3.00	9-1-2018	275,000	281,548
Sulphur Springs CA Union School District Prerefunded Community Facilities District #2002-1 Series A (Tax Revenue)	3.00	9-1-2019	295,000	307,045
Sulphur Springs CA Union School District Unrefunded Community Facilities District #2002-1 Series A (Tax Revenue)	3.00	9-1-2017	150,000	150,438
Sulphur Springs CA Union School District Unrefunded Community Facilities District #2002-1 Series A (Tax Revenue)	3.00	9-1-2018	280,000	284,648
Sulphur Springs CA Union School District Unrefunded Community Facilities District #2002-1 Series A (Tax Revenue)	3.00	9-1-2019	300,000	308,115
Sutter Butte CA Flood Agency Assessment (Miscellaneous Revenue, Build America Mutual Assurance Company Insured)	5.00	10-1-2023	1,280,000	1,526,592
Sutter Butte CA Flood Agency Assessment (Miscellaneous Revenue, Build America Mutual Assurance Company Insured)	5.00	10-1-2024	715,000	863,949
Sutter Butte CA Flood Agency Assessment (Miscellaneous Revenue, Build America Mutual Assurance Company Insured)	5.00	10-1-2025	1,575,000	1,922,729
Sweetwater CA Union High School District PFA Refunding Bond (Miscellaneous Revenue, Build America Mutual Assurance Company Insured)	5.00	9-1-2018	2,500,000	2,615,325
Sweetwater CA Union High School District PFA Refunding Bond (Miscellaneous Revenue, Build America Mutual Assurance Company Insured)	5.00	9-1-2019	1,000,000	1,080,140
Sweetwater CA Union High School District PFA Refunding Bond (GO Revenue, Build America Mutual Assurance Company Insured)	5.00	8-1-2021	620,000	710,235
Temecula CA PFA Crown Hill Community Facilities District #3-1 (Tax Revenue)	3.00	9-1-2017	395,000	396,355
Temecula CA PFA Crown Hill Community Facilities District #3-1 (Tax Revenue)	3.00	9-1-2018	405,000	413,513
Temecula CA PFA Wolf Creek Community Facilities District #3-3 (Tax Revenue)	3.00	9-1-2018	870,000	883,650
Temecula Valley CA Unified School District Community Facilities District #89-1 (Tax Revenue)	3.00	9-1-2017	1,250,000	1,254,288
Tender Option Bond Trust Receipts/Certificates HCFR Series 2016-XG0048 (Health Revenue, Deutsche Bank LIQ) 144Aø	0.96	8-15-2042	5,000,000	5,000,000
Torrance CA RDA Referendum Senior Lien Series C (Tax Revenue, National Insured)	5.45	9-1-2018	575,000	576,898
Tustin CA Community Facilities District #6-1 Legacy Columbus Villages Series A (Tax Revenue)	5.00	9-1-2025	1,000,000	1,185,820
Twin Rivers CA Unified School District Series A (GO Revenue, Build America Mutual Assurance Company Insured)	4.00	8-1-2019	385,000	407,234
Twin Rivers CA Unified School District Series A (GO Revenue, Build America Mutual Assurance Company Insured)	5.00	8-1-2020	510,000	567,931

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—June 30, 2017	Wells Fargo California Limited-Term Tax-Free Fund	23

Security name	Interest rate	Maturity date	Principal	Value

California (continued)
Union City CA Community Redevelopment Refunding Community Redevelopment Project Series B (Tax Revenue) %%	5.00%	10-1-2027	$1,275,000	$1,580,439
Union City CA Community Redevelopment Refunding Community Redevelopment Project Series B (Tax Revenue) %%	5.00	10-1-2028	2,270,000	2,790,579
University of California Series AF (Education Revenue, Deutsche Bank LIQ) 144Aø	0.99	5-15-2036	5,250,000	5,250,000
University of California Series AK (Education Revenue) ±	5.00	5-15-2048	10,000,000	11,946,500
Upland CA Successor Agency Merged Project Tax Allocation (Tax Revenue, AGM Insured)	5.00	9-1-2023	1,000,000	1,189,890
Vacaville CA Redevelopment Agency Tax Allocation Refunding Subordinate Redevelopment Projects (Tax Revenue)	5.00	9-1-2020	600,000	664,290
Vacaville CA Redevelopment Agency Tax Allocation Refunding Subordinate Redevelopment Projects (Tax Revenue)	5.00	9-1-2021	600,000	681,774
Vacaville CA Redevelopment Agency Tax Allocation Refunding Subordinate Redevelopment Projects (Tax Revenue)	5.00	9-1-2022	1,050,000	1,217,927
Vacaville CA Unified School District Series C (GO Revenue, Build America Mutual Assurance Company Insured)	5.00	8-1-2022	675,000	795,980
Val Verde CA Unified School District (Tax Revenue, Build America Mutual Assurance Company Insured)	4.00	10-1-2020	350,000	377,321
Val Verde CA Unified School District (Tax Revenue, Build America Mutual Assurance Company Insured)	4.00	10-1-2021	375,000	411,608
Val Verde CA Unified School District (Tax Revenue, Build America Mutual Assurance Company Insured)	5.00	10-1-2022	665,000	772,630
Vallejo CA Refunding Bond (Water & Sewer Revenue, National Insured)	5.00	5-1-2019	790,000	792,425
Vallejo CA Refunding Bond (Water & Sewer Revenue, National Insured)	5.00	5-1-2021	1,500,000	1,502,310
Vallejo CA Unified School District Series A (GO Revenue, National Insured)	5.90	2-1-2018	2,065,000	2,119,578
Ventura County CA PFA Series B (Miscellaneous Revenue)	5.00	11-1-2019	375,000	408,784
Ventura County CA PFA Series B (Miscellaneous Revenue)	5.00	11-1-2020	250,000	281,175
Visalia CA Certificate of Participation (Miscellaneous Revenue, AGM Insured)	4.00	12-1-2020	250,000	272,355
Visalia CA Certificate of Participation (Miscellaneous Revenue, AGM Insured)	4.00	12-1-2021	250,000	277,740
Visalia CA Certificate of Participation (Miscellaneous Revenue, AGM Insured)	5.00	12-1-2022	335,000	393,722
Walnut CA Energy Center Authority Refunding Series A (Utilities Revenue)	5.00	1-1-2021	500,000	565,165
Washington Township CA Health Care District Series A (Health Revenue)	5.00	7-1-2017	1,125,000	1,125,135
Washington Township CA Health Refunding Series A (Health Revenue)	5.00	7-1-2023	600,000	687,822
West Covina CA Unified School District (GO Revenue, AGM Insured)	4.00	8-1-2017	325,000	325,900
West Covina CA Unified School District (GO Revenue, AGM Insured)	4.00	8-1-2018	575,000	593,509
West Sacramento CA Flood Control Agency (Miscellaneous Revenue)	2.25	9-1-2017	270,000	270,583
West Sacramento CA Flood Control Agency (Miscellaneous Revenue)	2.50	9-1-2018	275,000	279,188
West Sacramento CA Flood Control Agency (Miscellaneous Revenue)	2.75	9-1-2019	285,000	293,351
West Sacramento CA Flood Control Agency (Miscellaneous Revenue)	5.00	9-1-2020	290,000	321,074
Western Riverside County CA Regional Wastewater Authority Series A-1 (Tax Revenue)	4.00	9-1-2017	570,000	572,936
Western Riverside County CA Regional Wastewater Authority Series A-1 (Tax Revenue)	4.00	9-1-2019	1,830,000	1,921,500
Windsor CA Redevelopment Successor Agency Windsor Redevelopment Project (Tax Revenue, Build America Mutual Assurance Company Insured)	3.00	9-1-2017	615,000	617,005
Yuba City CA Redevelopment Agency Refunding (Tax Revenue, AGM Insured)	5.00	9-1-2025	750,000	914,775

				704,140,294

Colorado: 0.23%
Tender Option Bond Trust Receipts/Certificates HCFR Series 2016-XG0068 (Health Revenue, Deutsche Bank LIQ) 144Aø	1.05	12-1-2032	1,685,000	1,685,000

Guam: 0.31%
Guam Government Waterworks Authority (Water & Sewer Revenue)	5.00	7-1-2022	400,000	449,160
Guam Power Authority Series A (Utilities Revenue, AGM Insured)	5.00	10-1-2019	1,640,000	1,763,410

				2,212,570

The accompanying notes are an integral part of these financial statements.

24	Wells Fargo California Limited-Term Tax-Free Fund	Portfolio of investments—June 30, 2017

Security name	Interest rate	Maturity date	Principal	Value

New York: 3.04%
New York NY Adjusted Subordinate Series A6 (GO Revenue, AGM Insured, Dexia Credit Local SPA) ø	1.02%	11-1-2026	$11,400,000	$11,400,000
New York NY Municipal Water Finance Authority Adjusted Fiscal 2006 Subordinate Series AA (Water & Sewer Revenue, Dexia Credit Local SPA) ø	1.02	6-15-2032	600,000	600,000
New York NY Transitional Finance Authority NYC Recovery Series 3 Subordinate Series 3C (Tax Revenue, Dexia Credit Local SPA) ø	1.00	8-1-2031	5,000,000	5,000,000
New York NY Transitional Finance Authority Subordinate Series 2B (Tax Revenue, Dexia Credit Local SPA) ø	1.00	11-1-2022	1,105,000	1,105,000
New York NY Transitional Finance Authority Subordinate Series A-2 (Tax Revenue, Dexia Credit Local LIQ) ø	1.02	11-1-2022	3,660,000	3,660,000

				21,765,000

Texas: 1.53%
Port Arthur TX Navigation District Jefferson County Environmental Facilities Motiva Enterprises LLC Project Series D (Resource Recovery Revenue) ø	1.35	11-1-2040	1,000,000	1,000,000
Port Arthur TX Navigation District Motiva Enterprises LLC Project Series A (Resource Recovery Revenue) ø	1.35	4-1-2040	10,000,000	10,000,000

				11,000,000

Virgin Islands: 0.12%
Virgin Islands PFA Matching Fund Loan Note Senior Lien Series B (Miscellaneous Revenue)	5.00	10-1-2025	1,000,000	845,030

Total Municipal Obligations (Cost $724,852,686)				741,647,894

	Yield		Shares
Short-Term Investments: 0.09%

Investment Companies: 0.09%
Wells Fargo Municipal Cash Management Fund Institutional Class (l)(u)##	0.81		642,989	643,375

Total Short-Term Investments (Cost $643,375)				643,375

Total investments in securities (Cost $725,496,061) *	103.58%	742,291,269
Other assets and liabilities, net	(3.58)	(25,674,684)

Total net assets	100.00%	$716,616,585

¤	The security is issued in zero coupon form with no periodic interest payments.

±	Variable rate investment. The rate shown is the rate in effect at period end.

##	All or a portion of this security is segregated for when-issued securities.

144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.

ø	Variable rate demand notes are subject to a demand feature which reduces the effective maturity. The maturity date shown represents the final maturity date of the security. The interest rate is determined and reset by the issuer daily, weekly, or monthly depending upon the terms of the security. The rate shown is the rate in effect at period end.

%%	The security is issued on a when-issued basis.

(m)	The security is an auction-rate security which has an interest rate that resets at predetermined short-term intervals through a Dutch auction. The rate shown is the rate in effect at period end.

(i)	Illiquid security for which the designation as illiquid is unaudited.

(l)	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.

(u)	The rate represents the 7-day annualized yield at period end.

*	Cost for federal income tax purposes is $725,496,894 and unrealized gains (losses) consists of:

Gross unrealized gains	$17,557,176
Gross unrealized losses	(762,801)

Net unrealized gains	$16,794,375

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities—June 30, 2017	Wells Fargo California Limited-Term Tax-Free Fund	25

Assets
Investments
In unaffiliated securities, at value (cost $724,852,686)	$741,647,894
In affiliated securities, at value (cost $643,375)	643,375

Total investments, at value (cost $725,496,061)	742,291,269
Receivable for investments sold	1,949,626
Receivable for Fund shares sold	3,044,307
Receivable for interest	7,384,609
Prepaid expenses and other assets	47,844

Total assets	754,717,655

Liabilities
Dividends payable	388,148
Payable for investments purchased	35,656,083
Payable for Fund shares redeemed	1,652,284
Management fee payable	214,209
Distribution fee payable	22,935
Administration fees payable	65,892
Accrued expenses and other liabilities	101,519

Total liabilities	38,101,070

Total net assets	$716,616,585

NET ASSETS CONSIST OF
Paid-in capital	$704,038,532
Undistributed net investment income	413,104
Accumulated net realized losses on investments	(4,630,259)
Net unrealized gains on investments	16,795,208

Total net assets	$716,616,585

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE
Net assets – Class A	$148,932,644
Shares outstanding – Class A1	13,800,632
Net asset value per share – Class A	$10.79
Maximum offering price per share – Class A2	$11.01
Net assets – Class C	$34,113,151
Shares outstanding – Class C1	3,161,627
Net asset value per share – Class C	$10.79
Net assets – Administrator Class	$162,746,945
Shares outstanding – Administrator Class[1]	15,312,762
Net asset value per share – Administrator Class	$10.63
Net assets – Institutional Class	$370,823,845
Shares outstanding – Institutional Class[1]	34,913,622
Net asset value per share – Institutional Class	$10.62

[1]	The Fund has an unlimited number of authorized shares.

[2]	Maximum offering price is computed as 100/98 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

26	Wells Fargo California Limited-Term Tax-Free Fund	Statement of operations—year ended June 30, 2017

Investment income
Interest	$18,135,836
Income from affiliated securities	38,629

Total investment income	18,174,465

Expenses
Management fee	2,912,440
Administration fees
Class A	272,990
Class C	62,138
Administrator Class	172,306
Institutional Class	289,099
Shareholder servicing fees
Class A	426,547
Class C	97,091
Administrator Class	429,540
Distribution fee
Class C	291,274
Custody and accounting fees	31,078
Professional fees	48,529
Registration fees	72,243
Shareholder report expenses	25,147
Trustees’ fees and expenses	21,276
Other fees and expenses	26,673

Total expenses	5,178,371
Less: Fee waivers and/or expense reimbursements	(374,656)

Net expenses	4,803,715

Net investment income	13,370,750

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS

Net realized gains (losses) on:
Unaffiliated securities	(3,791,554)
Affiliated securities	5,863

Net realized losses on investments	(3,785,691)

Net change in unrealized gains (losses) on investments	(14,832,071)

Net realized and unrealized gains (losses) on investments	(18,617,762)

Net decrease in net assets resulting from operations	$(5,247,012)

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets	Wells Fargo California Limited-Term Tax-Free Fund	27

	Year ended June 30, 2017		Year ended June 30, 2016

Operations
Net investment income		$13,370,750		$13,668,017
Net realized gains (losses) on investments		(3,785,691)		307,165
Net change in unrealized gains (losses) on investments		(14,832,071)		15,198,116

Net increase (decrease) in net assets resulting from operations		(5,247,012)		29,173,298

Distributions to shareholders from
Net investment income
Class A		(2,807,589)		(3,106,736)
Class C		(349,303)		(293,867)
Administrator Class		(3,163,432)		(4,753,577)
Institutional Class		(7,050,426)		(5,513,837)

Total distributions to shareholders		(13,370,750)		(13,668,017)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	4,714,124	51,146,750	3,717,168	40,622,538
Class C	667,901	7,293,164	1,111,875	12,161,519
Administrator Class	6,197,011	65,954,083	7,716,091	82,975,726
Institutional Class	26,268,793	279,263,172	18,822,453	202,617,124

		403,657,169		338,376,907

Reinvestment of distributions
Class A	230,436	2,495,332	255,259	2,791,230
Class C	29,629	320,412	24,387	266,691
Administrator Class	293,256	3,131,576	392,993	4,230,319
Institutional Class	171,415	1,820,045	36,473	393,272

		7,767,365		7,681,512

Payment for shares redeemed
Class A	(8,956,503)	(96,601,492)	(4,482,841)	(49,048,097)
Class C	(1,169,021)	(12,628,379)	(643,275)	(7,027,894)
Administrator Class	(12,021,903)	(127,862,076)	(16,255,503)	(174,866,159)
Institutional Class	(23,842,546)	(253,486,575)	(12,821,779)	(137,811,298)

		(490,578,522)		(368,753,448)

Net decrease in net assets resulting from capital share transactions		(79,153,988)		(22,695,029)

Total decrease in net assets		(97,771,750)		(7,189,748)

Net assets
Beginning of period		814,388,335		821,578,083

End of period		$716,616,585		$814,388,335

Undistributed net investment income		$413,104		$414,304

The accompanying notes are an integral part of these financial statements.

28	Wells Fargo California Limited-Term Tax-Free Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended June 30
CLASS A	2017	2016	2015	2014	2013
Net asset value, beginning of period	$11.04	$10.83	$10.86	$10.66	$10.70
Net investment income	0.18	0.17	0.16	0.18	0.21
Net realized and unrealized gains (losses) on investments	(0.25)	0.21	(0.03)	0.20	(0.04)

Total from investment operations	(0.07)	0.38	0.13	0.38	0.17
Distributions to shareholders from
Net investment income	(0.18)	(0.17)	(0.16)	(0.18)	(0.21)
Net asset value, end of period	$10.79	$11.04	$10.83	$10.86	$10.66
Total return[1]	(0.64)%	3.54%	1.22%	3.61%	1.59%
Ratios to average net assets (annualized)
Gross expenses	0.83%	0.83%	0.82%	0.83%	0.83%
Net expenses	0.80%	0.80%	0.80%	0.80%	0.80%
Net investment income	1.65%	1.56%	1.49%	1.70%	1.95%
Supplemental data
Portfolio turnover rate	21%	21%	31%	31%	32%
Net assets, end of period (000s omitted)	$148,933	$196,629	$198,402	$203,306	$156,366

[1]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo California Limited-Term Tax-Free Fund	29

(For a share outstanding throughout each period)

	Year ended June 30
CLASS C	2017	2016	2015	2014	2013
Net asset value, beginning of period	$11.04	$10.83	$10.86	$10.65	$10.70
Net investment income	0.10	0.09	0.08	0.10	0.13
Net realized and unrealized gains (losses) on investments	(0.25)	0.21	(0.03)	0.21	(0.05)

Total from investment operations	(0.15)	0.30	0.05	0.31	0.08
Distributions to shareholders from
Net investment income	(0.10)	(0.09)	(0.08)	(0.10)	(0.13)
Net asset value, end of period	$10.79	$11.04	$10.83	$10.86	$10.65
Total return[1]	(1.38)%	2.76%	0.47%	2.94%	0.73%
Ratios to average net assets (annualized)
Gross expenses	1.58%	1.58%	1.57%	1.58%	1.58%
Net expenses	1.55%	1.55%	1.55%	1.55%	1.55%
Net investment income	0.90%	0.81%	0.74%	0.95%	1.19%
Supplemental data
Portfolio turnover rate	21%	21%	31%	31%	32%
Net assets, end of period (000s omitted)	$34,113	$40,098	$33,996	$34,920	$35,309

[1]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

30	Wells Fargo California Limited-Term Tax-Free Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended June 30
ADMINISTRATOR CLASS	2017	2016	2015	2014	2013
Net asset value, beginning of period	$10.87	$10.66	$10.70	$10.49	$10.53
Net investment income	0.20	0.19	0.18	0.20	0.23
Net realized and unrealized gains (losses) on investments	(0.24)	0.21	(0.04)	0.21	(0.04)

Total from investment operations	(0.04)	0.40	0.14	0.41	0.19
Distributions to shareholders from
Net investment income	(0.20)	(0.19)	(0.18)	(0.20)	(0.23)
Net asset value, end of period	$10.63	$10.87	$10.66	$10.70	$10.49
Total return	(0.38)%	3.78%	1.33%	3.95%	1.79%
Ratios to average net assets (annualized)
Gross expenses	0.77%	0.77%	0.76%	0.77%	0.77%
Net expenses	0.60%	0.60%	0.60%	0.60%	0.60%
Net investment income	1.84%	1.75%	1.69%	1.90%	2.14%
Supplemental data
Portfolio turnover rate	21%	21%	31%	31%	32%
Net assets, end of period (000s omitted)	$162,747	$226,581	$309,120	$550,156	$388,872

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo California Limited-Term Tax-Free Fund	31

(For a share outstanding throughout each period)

	Year ended June 30
INSTITUTIONAL CLASS	2017	2016	2015[1]
Net asset value, beginning of period	$10.86	$10.66	$10.75
Net investment income	0.21	0.20	0.13
Net realized and unrealized gains (losses) on investments	(0.24)	0.20	(0.09)

Total from investment operations	(0.03)	0.40	0.04
Distributions to shareholders from
Net investment income	(0.21)	(0.20)	(0.13)
Net asset value, end of period	$10.62	$10.86	$10.66
Total return[2]	(0.28)%	3.79%	0.35%
Ratios to average net assets (annualized)
Gross expenses	0.50%	0.50%	0.50%
Net expenses	0.50%	0.50%	0.50%
Net investment income	1.95%	1.86%	1.82%
Supplemental data
Portfolio turnover rate	21%	21%	31%
Net assets, end of period (000s omitted)	$370,824	$351,080	$280,061

[1]	For the period from October 31, 2014 (commencement of class operations) to June 30, 2015

[2]	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

32	Wells Fargo California Limited-Term Tax-Free Fund	Notes to financial statements

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo California Limited-Term Tax-Free Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.

Debt securities are valued at the evaluated bid price provided by an independent pricing service or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.

Investments in registered open-end investment companies are valued at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Fund. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Management Valuation Team of Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Management Valuation Team which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market values, to assess the continued appropriateness of the fair valuation methodologies used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the inputs considered in the valuation process until there is a readily available price provided on an exchange or by an independent pricing service. Valuations received from an independent pricing service or independent broker-dealer quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the manager and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

When-issued transactions

The Fund may purchase securities on a forward commitment or when-issued basis. The Fund records a when-issued transaction on the trade date and will segregate assets in an amount at least equal in value to the Fund’s commitment to purchase when-issued securities. Securities purchased on a when-issued basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily based on the effective interest method. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has been determined to be doubtful based on consistently applied procedures and the fair value has decreased. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

Notes to financial statements	Wells Fargo California Limited-Term Tax-Free Fund	33

Distributions to shareholders

Distributions to shareholders from net investment income are accrued daily and paid monthly. Distributions from net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior the Fund’s fiscal year end may be categorized as a tax return of capital.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable and tax-exempt income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. At June 30, 2017, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Undistributed net investment income	Accumulated net realized losses on investments
$(1,200)	$1,200

Capital loss carryforwards that do not expire are required to be utilized prior to capital loss carryforwards that expire. As of June 30, 2017, capital loss carryforwards available to offset future net realized capital gains were as follows through the indicated expiration dates:

		No expiration
2018	2019	Long-term
$619,123	$110,356	$160,531

As of June 30, 2017, the Fund had current year deferred post-October capital losses consisting of $3,208,048 in short-term losses and $531,368 in long-term losses which was recognized on the first day of the current fiscal year.

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

34	Wells Fargo California Limited-Term Tax-Free Fund	Notes to financial statements
∎	Level 1 – quoted prices in active markets for identical securities

∎	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

∎	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of June 30, 2017:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:

Municipal obligations	$0	$741,647,894	$0	$741,647,894

Short-term investments
Investment companies	643,375	0	0	643,375
Total assets	$643,375	$741,647,894	$0	$742,291,269

The Fund recognizes transfers between levels within the fair value hierarchy at the end of the reporting period. At June 30, 2017, the Fund did not have any transfers into/out of Level 1, Level 2, or Level 3.

4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES

Management fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”), is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser, providing fund-level administrative services in connection with the Fund’s operations, and providing any other fund-level administrative services reasonably necessary for the operation of the Fund. As compensation for its services under the investment management agreement, Funds Management is entitled to receive an annual management fee starting at 0.40% and declining to 0.28% as the average daily net assets of the Fund increase. For the year ended June 30, 2017, the management fee was equivalent to an annual rate of 0.39% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. Wells Capital Management Incorporated, an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.15% and declining to 0.05% as the average daily net assets of the Fund increase.

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:

Class-level administration fee
Class A, Class C	0.16%
Administrator Class	0.10
Institutional Class	0.08

Notes to financial statements	Wells Fargo California Limited-Term Tax-Free Fund	35

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses. Funds Management has committed through October 31, 2017 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 0.80% for Class A shares, 1.55% for Class C shares, 0.60% for Administrator Class shares, and 0.50% for Institutional Class shares. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

During the year ended June 30, 2017, State Street Bank and Trust Company, the Fund’s custodian, reimbursed the Fund $632 for certain out-of-pocket expenses that were billed to the Fund in error from 1998-2015. This amount is included in interest income on the Statement of Operations. In addition, Funds Management was also reimbursed $3,058 for waivers/reimbursements it made to the Fund during the period the Fund was erroneously billed.

Distribution fee

The Trust has adopted a distribution plan for Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class C shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares.

In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the year ended June 30, 2017, Funds Distributor received $1,800 from the sale of Class A shares. No contingent deferred sales charges were incurred by Class A and Class C for the year ended June 30, 2017.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, and Administrator Class of the Fund are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended June 30, 2017 were $145,489,717 and $215,000,829, respectively.

The Fund may purchase or sell investment securities to other Wells Fargo affiliates pursuant to Rule 17a-7 of the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices. Interfund trades are included within the respective purchases and sales amounts shown.

6. BANK BORROWINGS

The Trust (excluding the money market funds and certain other funds) and Wells Fargo Variable Trust are parties to a $250,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund. Prior to August 30, 2016, the revolving credit agreement amount was $200,000,000 and the annual commitment fee was equal to 0.20% of the unused balance which was allocated to each participating fund.

For the year ended June 30, 2017, there were no borrowings by the Fund under the agreement.

7. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid was $13,370,750 and $13,668,017 of tax-exempt income for the years ended June 30, 2017 and June 30, 2016, respectively.

As of June 30, 2017, the components of distributable earnings on a tax basis were as follows:

Undistributed tax-exempt income	Unrealized gains	Post-October capital losses deferred	Capital loss carryforward
$801,248	$16,794,375	$(3,739,416)	$(890,010)

36	Wells Fargo California Limited-Term Tax-Free Fund	Notes to financial statements

8. CONCENTRATION RISK

The Fund invests a substantial portion of its assets in issuers of municipal debt securities located in a single state or territories of the U.S. Therefore, it may be more affected by economic and political developments in that state or region than would be a comparable general tax-exempt fund.

9. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

10. REGULATORY CHANGES

In October 2016, the Securities and Exchange Commission (“SEC”) adopted new rules and forms and amended existing rules and forms (together, “final rules”) intended to modernize and enhance the reporting and disclosure of information by registered investment companies and to enhance liquidity risk management by open-end mutual funds and exchange-traded funds. The final rules will enhance the quality of information available to investors and will allow the SEC to more effectively collect and use data reported by funds. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in the Fund’s financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management has evaluated the amendments to Regulation S-X and its adoption will result in enhanced financial disclosures in the Fund’s financial statements. Management continues to evaluate the reporting requirements for the new form types (compliance date is June 1, 2018) and the implementation of the liquidity risk management program (compliance date is December 1, 2018).

Report of independent registered public accounting firm	Wells Fargo California Limited-Term Tax-Free Fund	37

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Wells Fargo California Limited-Term Tax-Free Fund (the “Fund”), one of the funds constituting the Wells Fargo Funds Trust, as of June 30, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2017, by correspondence with custodians and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo California Limited-Term Tax-Free Fund as of June 30, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

August 25, 2017

38	Wells Fargo California Limited-Term Tax-Free Fund	Other information (unaudited)

TAX INFORMATION

For federal and California income tax purposes, the Fund designates 100% of its distributions paid from net investment income during the fiscal year as exempt-interest dividends under Section 852(b)(5) of the Internal Revenue Code and under Section 17145 of the California Revenue and Taxation Code.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wellsfargofunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at wellsfargofunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available monthly on the Fund’s website (wellsfargofunds.com), on a one-month delayed basis. In addition, top ten holdings information (excluding derivative positions) for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Other information (unaudited)	Wells Fargo California Limited-Term Tax-Free Fund	39

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 148 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Board member of the Forté Foundation (non-profit organization) and the Vincent Memorial Hospital Endowment (non-profit organization), where he serves on the Investment Committee and as a Chair of the Audit Committee. Mr. Ebsworth is a CFA® charterholder.	Asset Allocation Trust
Jane A. Freeman (Born 1953)	Trustee, since 2015	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is a Board Member of Ruth Bancroft Garden (non-profit organization) and an inactive chartered financial analyst.	Asset Allocation Trust
Peter G. Gordon** (Born 1942)	Trustee, since 1998; Chairman, since 2005	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College.	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (charter school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust

40	Wells Fargo California Limited-Term Tax-Free Fund	Other information (unaudited)

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust
Timothy J. Penny (Born 1951)	Trustee, since 1996: Vice Chairman, since 2017	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Trustee of the Evergreen Funds complex (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

**	Peter Gordon is expected to retire on December 31, 2017.

Advisory Board Members

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer	Current other public company or investment company directorships
James G. Polisson (Born 1959)	Advisory Board Member, since 2017	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors (Blackrock) from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Prior thereto, Vice President, Fidelity Retail Mutual Fund Group from 1996 to 1998 and Risk Management Practice Manager, Fidelity Consulting from 1995 to 1996. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	Asset Allocation Trust
Pamela Wheelock (Born 1959)	Advisory Board Member, since 2017	Chief Operating Officer, Twin Cities Habitat for Humanity, since January, 2017. Vice President of University Services, University of Minnesota from 2012 to 2017. Prior thereto, Interim President and Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2010 to 2011, Chairman of the Board from 2009 to 2011 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently on the Board of Directors, Governance Committee and Finance Committee, for the Minnesota Philanthropy Partners (Saint Paul Foundation) since 2012 and Board Chair of the Minnesota Wild Foundation since 2010.	Asset Allocation Trust

Other information (unaudited)	Wells Fargo California Limited-Term Tax-Free Fund	41

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.
Nancy Wiser[1] (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Officer, since 2003	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Assistant General Counsel of Wells Fargo Bank, N.A. since 2013 and Vice President and Managing Counsel of Wells Fargo Bank, N.A. from 1996 to 2013.
Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Senior Vice President and Chief Compliance Officer since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.
Jeremy DePalma[1] (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

[1]	Nancy Wiser acts as Treasurer of 69 funds in the Fund Complex. Jeremy DePalma acts as Treasurer of 79 funds and Assistant Treasurer of 69 funds in the Fund Complex.

[2]	The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wellsfargofunds.com.

42	Wells Fargo California Limited-Term Tax-Free Fund	Other information (unaudited)

BOARD CONSIDERATION OF INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS:

Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”) must determine annually whether to approve the continuation of the Trust’s investment management and sub-advisory agreements. In this regard, at an in-person meeting held on May 16-17, 2017 (the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment management and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for Wells Fargo California Limited-Term Tax-Free Fund (the “Fund”): (i) an investment management agreement (the “Management Agreement”) with Wells Fargo Funds Management, LLC (“Funds Management”); and (ii) an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Wells Capital Management Incorporated (the “Sub-Adviser”), an affiliate of Funds Management. The Management Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.”

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at an in-person meeting in April 2017, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2017. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable. The Board considered the approval of the Advisory Agreements for the Fund as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included a description of the investment advisory services and Fund-level administrative services covered by the Management Agreement, as well as, among other things, a summary of the background and experience of senior management of Funds Management, a summary of certain organizational and personnel changes involving Funds Management and the Sub-Adviser, and a description of Funds Management’s and the Sub-Adviser’s business continuity planning programs and of their approaches to data privacy and cybersecurity. The Board also considered the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund.

The Board evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates.

Fund performance and expenses

The Board considered the performance results for the Fund over various time periods ended December 31, 2016. The Board considered these results in comparison to the performance of funds in a universe that was determined by

Other information (unaudited)	Wells Fargo California Limited-Term Tax-Free Fund	43

Broadridge Inc. (“Broadridge”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe. The Board noted that the performance of the Fund (Administrator Class) was higher than the average performance of the Universe for all periods under review except the one-year period. The Board also noted that the performance of the Fund was higher than its benchmark, the Bloomberg Barclays Municipal 1-5 Year Blend Index, for all periods under review except the one-year period.

The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Broadridge to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year. Based on the Broadridge reports, the Board noted that the net operating expense ratios of the Fund were lower than, equal to, or in range of the median net operating expense ratios of the expense Groups for all share classes.

The Board took into account the Fund performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreements.

Investment management and sub-advisory fee rates

The Board reviewed and considered the contractual fee rates payable by the Fund to Funds Management under the Management Agreement, as well as the contractual fee rates payable by the Fund to Funds Management for class-level administrative services under a Class-Level Administration Agreement, which include, among other things, class-level transfer agency and sub-transfer agency costs (collectively, the “Management Rates”). The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Adviser for investment sub-advisory services.

Among other information reviewed by the Board was a comparison of the Fund’s Management Rates with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the funds in the expense Groups. The Board noted that the Management Rates of the Fund were lower than or in range of the sum of these average rates for the Fund’s expense Groups for all share classes.

The Board also received and considered information about the portion of the total management fee that was retained by Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. Given the affiliation between Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of fees between them.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing mutual funds compared with those associated with managing assets of non-mutual fund clients such as institutional separate accounts.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Funds Management under the Management Agreement and to the Sub-Adviser under the Sub-Advisory Agreement was reasonable.

Profitability

The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of Wells Fargo as a whole, from providing services to the Fund and the fund family as a whole. The Board also received and considered information concerning the profitability of the Sub-Adviser from providing services to the fund family as a whole, noting that the Sub-Adviser’s profitability information with respect to providing services to the Fund was subsumed in the Wells Fargo and Funds Management profitability analysis.

Funds Management reported on the methodologies and estimates used in calculating profitability, including a description of the methodology used to allocate certain expenses. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size and type of fund.

44	Wells Fargo California Limited-Term Tax-Free Fund	Other information (unaudited)

Based on its review, the Board did not deem the profits reported by Funds Management or Wells Fargo from its services to the Fund to be at a level that would prevent it from approving the continuation of the Advisory Agreements.

Economies of scale

With respect to possible economies of scale, the Board noted the existence of breakpoints in the Fund’s management fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size. It considered that, for a small fund or a fund that shrinks in size, breakpoints conversely can result in higher fee levels. The Board also considered that in addition to management fee breakpoints, competitive management fee rates set at the outset without regard to breakpoints and fee waiver and expense reimbursement arrangements are means of sharing potential economies of scale with shareholders of the Fund. The Board considered Funds Management’s view, which Funds Management indicated was supported by independent third-party industry studies which were summarized for the Board, that any analyses of potential economies of scale in managing a particular fund are inherently limited in light of the joint and common costs and investments that Funds Management incurs across the fund family as a whole.

The Board concluded that the Fund’s fee and expense arrangements, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.

Other benefits to Funds Management and the Sub-Adviser

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund. The Board noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser, fees earned by Funds Management and the Sub-Adviser from managing a private investment vehicle for the fund family’s securities lending collateral and commissions earned by an affiliated broker from portfolio transactions.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.

Conclusion

At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable.

List of abbreviations	Wells Fargo California Limited-Term Tax-Free Fund	45

The following is a list of common abbreviations for terms and entities that may have appeared in this report.

ACA	— ACA Financial Guaranty Corporation
ADR	— American depositary receipt
ADS	— American depositary shares
AGC	— Assured Guaranty Corporation
AGM	— Assured Guaranty Municipal
Ambac	— Ambac Financial Group Incorporated
AMT	— Alternative minimum tax
AUD	— Australian dollar
BAN	— Bond anticipation notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazilian real
CAB	— Capital appreciation bond
CAD	— Canadian dollar
CCAB	— Convertible capital appreciation bond
CDA	— Community Development Authority
CDO	— Collateralized debt obligation
CHF	— Swiss franc
CLO	— Collateralized loan obligation
CLP	— Chilean peso
COP	— Colombian peso
DKK	— Danish krone
DRIVER	— Derivative inverse tax-exempt receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-traded fund
EUR	— Euro
FDIC	— Federal Deposit Insurance Corporation
FFCB	— Federal Farm Credit Banks
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Administration
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British pound
GDR	— Global depositary receipt
GNMA	— Government National Mortgage Association
GO	— General obligation
HCFR	— Healthcare facilities revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher education facilities authority revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong dollar
HUD	— Department of Housing and Urban Development
HUF	— Hungarian forint
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Indonesian rupiah
IEP	— Irish pound
JPY	— Japanese yen
KRW	— Republic of Korea won
LIBOR	— London Interbank Offered Rate
LIFER	— Long Inverse Floating Exempt Receipts
LIQ	— Liquidity agreement
LLC	— Limited liability company
LLLP	— Limited liability limited partnership
LLP	— Limited liability partnership
LOC	— Letter of credit
LP	— Limited partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multifamily housing revenue
MSTR	— Municipal securities trust receipts
MTN	— Medium-term note
MUD	— Municipal Utility District
MXN	— Mexican peso
MYR	— Malaysian ringgit
National	— National Public Finance Guarantee Corporation
NGN	— Nigerian naira
NOK	— Norwegian krone
NZD	— New Zealand dollar
PCFA	— Pollution Control Financing Authority
PCL	— Public Company Limited
PCR	— Pollution control revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable floating option tax-exempt receipts
PJSC	— Public Joint Stock Company
plc	— Public limited company
PLN	— Polish zloty
PUTTER	— Puttable tax-exempt receipts
R&D	— Research & development
Radian	— Radian Asset Assurance
RAN	— Revenue anticipation notes
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real estate investment trust
ROC	— Reset option certificates
RON	— Romanian lei
RUB	— Russian ruble
SAVRS	— Select auction variable rate securities
SBA	— Small Business Authority
SDR	— Swedish depositary receipt
SEK	— Swedish krona
SFHR	— Single-family housing revenue
SFMR	— Single-family mortgage revenue
SGD	— Singapore dollar
SPA	— Standby purchase agreement
SPDR	— Standard & Poor’s Depositary Receipts
SPEAR	— Short Puttable Exempt Adjustable Receipts
STRIPS	— Separate trading of registered interest and
principal securities
TAN	— Tax anticipation notes
TBA	— To be announced
THB	— Thai baht
TIPS	— Treasury inflation-protected securities
TRAN	— Tax revenue anticipation notes
TRY	— Turkish lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
ZAR	— South African rand

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For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, email, visit the Fund’s website, or call:

Wells Fargo Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: fundservice@wellsfargo.com

Website: wellsfargofunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals:
1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wellsfargofunds.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Asset Management (WFAM) is a trade name used by the asset management businesses of Wells Fargo & Company. Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the funds. The funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA, an affiliate of Wells Fargo & Company. Neither Wells Fargo Funds Management nor Wells Fargo Funds Distributor has Fund customer accounts/assets, and neither provides investment advice/recommendations or acts as an investment advice fiduciary to any investor.

NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

© 2017 Wells Fargo Funds Management, LLC. All rights reserved.

304889 08-17 A248/AR248 06-17

Annual Report

June 30, 2017

Wells Fargo California Tax-Free Fund

Reduce clutter. Save trees.

Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of June 30, 2017, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

2	Wells Fargo California Tax-Free Fund	Letter to shareholders (unaudited)

Andrew Owen

President

Wells Fargo Funds

Many equity markets advanced during this reporting period, supported by modest economic growth despite political uncertainty.

Dear Shareholder:

We are pleased to offer you this annual report for the Wells Fargo California Tax-Free Fund for the 12-month period that ended June 30, 2017. Many equity markets advanced during this reporting period, supported by modest economic growth despite political uncertainty. U.S. and international stocks returned 17.90% and 20.45% for the 12-month period, respectively, as measured by the S&P 500 Index1 and the MSCI ACWI ex USA Index (Net).2 Within fixed income, the Bloomberg Barclays U.S. Aggregate Bond Index3 returned -0.31% and the Bloomberg Barclays Municipal Bond Index4 returned -0.49% as interest rates rose from low levels.

Globally, stocks delivered positive results in the third quarter of 2016; bonds’ interest rates remained low.

Stocks’ upward trend continued into August 2016 and then lost some steam. Ever since the Great Recession, markets worldwide have been supported to varying degrees by accommodative policies from leading central banks, including the Federal Reserve (Fed), European Central Bank (ECB), Bank of England, and Bank of Japan. As a result, investors have watched closely for any signs that global central banks might tighten their measures. In the U.S., early-September comments by several Fed officials appeared to suggest a September interest-rate increase, which sent stock and bond prices down. However, stocks surged following the Fed’s September 20th meeting on news that the Fed had decided to delay a rate increase to later in 2016. In bond markets, interest rates rose during the quarter but remained at historically low levels as a result of easy monetary policies, subdued global growth, and modest inflation expectations. Yields did rise, however, after bottoming in early July, because market participants felt that yields had overshot the real risks of the U.K.’s vote to exit the European Union and as economic activity strengthened.

During the fourth quarter of 2016, prospects for faster growth and higher interest rates in the U.S. influenced markets.

Early in the fourth quarter of 2016, U.S. stocks tended to trade lower amid concerns such as a likely interest-rate increase and uncertainty over the approaching general election. However, following Donald Trump’s election as president in early November, U.S. stocks began to rally. Investors appeared optimistic that the new administration would usher in a series of progrowth policies, and supportive economic news helped the rally carry through the quarter. The buoyant environment sent interest rates higher as well. At its mid-December meeting, Fed officials raised their target interest rate for the first time in a year by a quarter percentage point to between 0.50% and 0.75%. The fourth quarter also saw the implementation of the Securities and Exchange Commission’s new rules for money market funds, which included floating net asset values (NAVs) for institutional prime and municipal money market funds as well as the possibility of liquidity fees and redemption gates. In the year leading up to money market fund reform implementation, nearly $1 trillion in assets moved from these types of money market funds into government money market funds, which continued to transact at a stable $1 NAV. Outside of the U.S., the prospects for faster U.S. growth appeared to trigger some acceleration in Europe.

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[2]	The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the United States and Canada. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[3]	The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar–denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[4]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

Letter to shareholders (unaudited)	Wells Fargo California Tax-Free Fund	3

Economies improved in the first quarter of 2017, supporting markets.

Stocks rallied globally through the first quarter of 2017, supported by signs of improvement in the U.S. and global economies. U.S. economic data released during the quarter reflected a healthy economy. Hiring remained strong, and business and consumer sentiment improved. In March, Fed officials raised their target interest rate by a quarter percentage point to between 0.75% and 1.00%. With the Fed’s target interest rate increase, short-term bond yields rose during the quarter. Meanwhile, longer-term Treasury yields were little changed, leading to positive performance. Investment-grade and high-yield bonds benefited from strong demand. Municipal bond returns were positive in the quarter, helped by strong demand and constrained new-issue supply. Outside of the U.S., stocks in emerging markets generally outperformed stocks in the U.S. and international developed markets because they benefited from both global economic growth and recent weakening in the U.S. dollar. European stocks also outperformed the U.S. market.

Steady advancement in many markets marked the second quarter of 2017.

With steady, modest economic growth both in the U.S. and abroad during the second quarter of 2017, most equity markets in the U.S. and abroad advanced with few signs of volatility. Within the economy, U.S. inflation trended lower despite the unemployment rate continuing to decline. Ten-year U.S. Treasury yields declined, resulting in stronger prices for long-term bonds. As was widely expected, Fed officials in June again raised their target interest rate by a quarter percentage point to between 1.00% and 1.25%. They also released a blueprint for reducing the Fed’s balance sheet, which had ballooned due to quantitative easing. Although economic momentum increased in Europe, the ECB held its rates steady at low levels because underlying inflation remained subdued. In emerging markets, many countries benefited from stronger currencies versus the U.S. dollar.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest in Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Andrew Owen

President

Wells Fargo Funds

Periods of uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future.

For further information about your Fund, contact your investment professional, visit our website at wellsfargofunds.com, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

4	Wells Fargo California Tax-Free Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks current income exempt from federal income tax and California individual income tax.

Manager

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Terry J. Goode

Robert J. Miller

Adrian Van Poppel

Average annual total returns (%) as of June 30, 20171

		Including sales charge			Excluding sales charge			Expense ratios[2] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[3]
Class A (SCTAX)	10-6-1988	(6.52)	3.17	4.20	(2.09)	4.13	4.68	0.82	0.75
Class C (SCTCX)	7-1-1993	(3.80)	3.37	3.90	(2.80)	3.37	3.90	1.57	1.50
Administrator Class (SGCAX)	12-15-1997	–	–	–	(1.88)	4.35	4.91	0.76	0.55
Institutional Class (SGTIX)	10-31-2014	–	–	–	(1.81)	4.39	4.93	0.49	0.48
Bloomberg Barclays Municipal Bond Index[4]	–	–	–	–	(0.49)	3.26	4.60	–	–
Bloomberg Barclays California Municipal Bond Index[5]	–	–	–	–	(0.76)	3.75	4.80	–	–

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargofunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 4.50%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Administrator Class and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. Changes in market conditions and government policies may lead to periods of heightened volatility in the bond market and reduced liquidity for certain bonds held by the Fund. In general, when interest rates rise, bond values fall and investors may lose principal value. Interest-rate changes and their impact on the Fund and its share price can be sudden and unpredictable. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to California municipal securities risk, high-yield securities risk, and non-diversification risk. Consult the Fund’s prospectus for additional information on these and other risks. A portion of the Fund’s income may be subject to federal, state, and/or local income taxes or the Alternative Minimum Tax (AMT). Any capital gains distributions may be taxable.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo California Tax-Free Fund	5

Growth of $10,000 investment as of June 30, 2017[6]

[1]	Historical performance shown for the Institutional Class shares prior to their inception reflects the performance of the Administrator Class shares, and includes the higher expenses applicable to Administrator Class shares. If these expenses had not been included, returns for Institutional Class shares would be higher.

[2]	Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.

[3]	The manager has contractually committed through October 31, 2017, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waivers at the amounts shown. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses, and extraordinary expenses are excluded from the expense cap. Without this cap, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio or the Fund’s Total Annual Fund Operating Expenses After Fee Waivers, as stated in the prospectuses.

[4]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

[5]	The Bloomberg Barclays California Municipal Bond Index is the California component of the Bloomberg Barclays Municipal Bond Index. You cannot invest directly in an index.

[6]	The chart compares the performance of Class A shares for the most recent ten years with the Bloomberg Barclays Municipal Bond Index and the Bloomberg Barclays California Municipal Bond Index. The chart assumes a hypothetical $10,000 investment in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 4.50%.

[7]	Amounts are calculated based on the total investments of the Fund. These amounts are subject to change and may have changed since the date specified.

[8]	Municipal Market Data as published by Thompson Reuters.

[9]	The credit quality distribution of portfolio holdings reflected in the chart is based on ratings from Standard & Poor’s, Moody’s Investors Service, and/ or Fitch Ratings Ltd. Credit quality ratings apply to the underlying holdings of the Fund and not to the Fund itself. The percentages of the Fund’s portfolio with the ratings depicted in the chart are calculated based on the total market value of fixed income securities held by the Fund. If a security was rated by all three rating agencies, the middle rating was utilized. If rated by two of three rating agencies, the lower rating was utilized, and if rated by one of the rating agencies, that rating was utilized. Standard & Poor’s rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Ratings from A to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories. Standard & Poor’s rates the creditworthiness of short-term notes from SP-1 (highest) to SP-3 (lowest). Moody’s rates the creditworthiness of bonds, ranging from Aaa (highest) to C (lowest). Ratings Aa to B may be modified by the addition of a number 1 (highest) to 3 (lowest) to show relative standing within the ratings categories. Moody’s rates the creditworthiness of short-term U.S. tax-exempt municipal securities from MIG 1/VMIG 1 (highest) to SG (lowest). Fitch rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Credit quality distribution is subject to change and may have changed since the date specified.

6	Wells Fargo California Tax-Free Fund	Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

∎	The Fund underperformed both its benchmarks, the Bloomberg Barclays Municipal Bond Index and the Bloomberg Barclays California Municipal Bond Index, for the 12-month period that ended June 30, 2017.

∎	The Fund’s longer duration relative to benchmark detracted from performance as yields moved sharply higher in the first half of the period. Credit quality was the biggest contributor to the Fund’s performance, followed by sector allocation. Strong demand for lower-rated credits meant that the Fund’s overweight to A-rated and BBB-rated bonds contributed to results.

∎	Yields moved lower in the second half of the reporting period but not enough to offset the higher yields from earlier in the period.

Effective maturity distribution as of June 30, 2017[7]

The Fed continued to normalize monetary policy.

Yields in U.S. fixed-income markets were near historical lows at the start of the Fund’s reporting period following Brexit and related concerns about its impact on the global economy. Yields began to move higher, however, once the U.S. Federal Reserve (Fed) signaled another rate hike. New regulations for money markets scheduled for October, along with record-setting new-issue supply, pressured the municipal market prior to the U.S. presidential election.

Flows into municipal funds turned negative in November, when interest rates rose and the U.S. presidential election resulted in an unexpected Republican-party sweep of the executive and legislative branches. Treasury yields increased an additional 50 basis points (bps; 100 bps equals 1.00%) in late 2016 due to the prospect of fiscal stimulus and tax reform under the new U.S. administration as well as the Fed’s 25-bp rate hike in December 2016. The 30-year AAA-rated municipal yield8 increased to more than 3.35% by early December. The market stabilized by year-end 2016, and municipal fund flows turned positive.

In the second half of the reporting period, the Fed raised rates twice. Despite the Fed’s rate hikes, yields decreased due to generally low inflation data (though inflation hit the Fed’s target during the period), weaker-than-expected reports of U.S. gross domestic product, and supportive supply and demand trends in the municipal market. As a result, 30-year municipal yields decreased to end the reporting period at 2.79%.

Credit quality as of June 30, 2017[9]

Credit quality and sector allocation were the main drivers of return.

The Fund’s overweight to A-rated-and-below bonds contributed to performance because strong demand caused these lower-rated credits to perform well. The Fund’s sector allocation contributed, mainly due to its significant overweight to special tax revenue bonds, one of the two sectors in the benchmark (the Bloomberg Barclays California Municipal Bond Index) that outperformed.

At the start of the reporting period, the Fund’s relative duration was about four months longer than benchmark and stayed that way for the first nine months of the reporting period. We shortened duration during the second quarter of 2017, to about four months shorter than the benchmark. The Fund’s increased sensitivity to rising rates in the first half of the period, due to it being long duration, was the most significant detractor from performance. The Fund’s yield-curve position was overweight cash equivalents and overweight 20-year maturities. As the yield curve

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo California Tax-Free Fund	7

steepened, longer-duration maturities underperformed shorter-duration maturities, causing the Fund’s yield-curve strategy to detract from results. Also, security selection in zero-coupon and 4%-coupon bonds detracted because of their longer durations compared with higher-coupon bonds.

California continues to benefit from better fiscal management; for seven consecutive years, the state had on-time budgets and for the past three years managed cash-flow challenges without the issuance of revenue anticipation notes. The passage of Proposition 55 in November 2016, which extended the expiration of the income tax portion of Proposition 30 from 2018 to 2030, removes uncertainty around a possible shortfall in revenue. Additionally, Proposition 51 passed and allows for $9 billion in school-construction bonds.

Conditions generally support the municipal market going forward.

In the near term, we believe low levels of new-issue supply and positive fund flows likely will support the market. The municipal bond market typically has less activity in the summer months, and we think California will have a net negative supply of $3 billion (more bonds maturing than being issued) in the near term. However, we think California’s positive fund flows and high taxes will continue to make the state attractive to investors. In the longer term, we believe that broader interest rates likely will rise and negatively affect municipal bonds. Although we’ve had mixed economic data in terms of inflation, economic growth, and jobs, the trend supports the Fed’s expected 25-bp rate hike later in the 2017 calendar year. Clarity on potential tax reform, infrastructure spending, or unwinding of the Fed’s balance sheet also may push interest rates higher and may warrant a more defensive stance moving forward.

Please see footnotes on page 5.

8	Wells Fargo California Tax-Free Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from January 1, 2017 to June 30, 2017.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 1-1-2017	Ending account value 6-30-2017	Expenses paid during the period¹	Annualized net expense ratio
Class A
Actual	$1,000.00	$1,031.13	$3.78	0.75%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.08	$3.76	0.75%
Class C
Actual	$1,000.00	$1,027.87	$7.54	1.50%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.36	$7.50	1.50%
Administrator Class
Actual	$1,000.00	$1,033.00	$2.77	0.55%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.07	$2.76	0.55%
Institutional Class
Actual	$1,000.00	$1,033.35	$2.42	0.48%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.41	$2.41	0.48%

[1]	Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Portfolio of investments—June 30, 2017	Wells Fargo California Tax-Free Fund	9

Security name	Interest rate	Maturity date	Principal	Value

Municipal Obligations: 99.05%

California: 96.74%
ABC Unified School District CAB Election of 1997 Series B (GO Revenue, National Insured) ¤	0.00%	8-1-2018	$1,500,000	$1,481,640
Alameda CA Joint Powers Authority Multiple Capital Projects Series A (Miscellaneous Revenue)	5.00	12-1-2034	1,005,000	1,156,353
Alameda County CA Corridor Transportation Authority CAB Subordinate Lien Prerefunded Series A (Transportation Revenue, Ambac Insured) ¤	0.00	10-1-2018	2,955,000	2,915,935
Alameda County CA Corridor Transportation Authority CAB Subordinate Lien Series A (Transportation Revenue, Ambac Insured) ¤	0.00	10-1-2019	2,780,000	2,703,633
Alameda County CA Corridor Transportation Authority CAB Subordinate Lien Series A (Transportation Revenue, Ambac Insured) ¤	0.00	10-1-2019	220,000	211,413
Alameda County CA Corridor Transportation Authority CAB Subordinate Lien Series A (Transportation Revenue, Ambac Insured) ±	5.25	10-1-2021	3,000,000	3,033,300
Alameda County CA Corridor Transportation Authority CAB Subordinate Lien Unrefunded Series A (Transportation Revenue, Ambac Insured) ¤	0.00	10-1-2018	940,000	924,048
Alhambra CA Unified School District Election of 2008 Series B (GO Revenue, AGM Insured)	6.00	8-1-2029	4,100,000	4,882,690
Alisal CA Unified School District CAB Election of 2006 Series A (GO Revenue, AGC Insured) ¤	0.00	8-1-2017	1,105,000	1,104,061
Alvord CA Unified School District Election of 2012 Series A (GO Revenue, AGM Insured)	5.25	8-1-2037	1,620,000	1,874,000
Anaheim CA Housing & Public Improvements Authority Series A (Water & Sewer Revenue)	5.00	10-1-2046	2,000,000	2,250,560
Anaheim CA PFA CAB Subordinate Lien Public Improvements Project Series C (Miscellaneous Revenue, AGM Insured) ¤	0.00	9-1-2018	4,455,000	4,387,106
Anaheim CA PFA CAB Subordinate Lien Public Improvements Project Series C (Miscellaneous Revenue, AGM Insured) ¤	0.00	9-1-2025	10,000,000	8,036,700
Anaheim CA PFA Convention Center Expansion Project Series A (Miscellaneous Revenue)	5.00	5-1-2039	3,000,000	3,432,000
Anaheim CA PFA Convention Center Expansion Project Series A (Miscellaneous Revenue)	5.00	5-1-2046	3,000,000	3,411,930
Antelope Valley CA Healthcare District Refunding Bond Series A (Health Revenue)	5.25	3-1-2036	3,000,000	3,070,260
Banning CA Financing Authority Refunding Bond Electric System Project (Utilities Revenue, AGM Insured)	5.00	6-1-2037	5,000,000	5,707,700
Bassett CA Unified School District Refunding Bond Series B (GO Revenue, Build America Mutual Assurance Company Insured)	5.00	8-1-2027	1,050,000	1,258,016
Bay Area CA Toll Authority Toll Bridge Series A2 (Transportation Revenue, Bank of Tokyo-Mitsubishi LOC) ø	0.86	4-1-2047	4,500,000	4,500,000
Bay Area CA Toll Authority Toll Bridge Series S-4 (Transportation Revenue)	5.00	4-1-2030	2,000,000	2,321,220
Bay Area CA Water Supply & Conservation Agency Series A (Water & Sewer Revenue)	5.00	10-1-2034	6,000,000	6,864,600
Beaumont CA Unified School District Election 2008 Series D (GO Revenue, Build America Mutual Assurance Company Insured)	5.25	8-1-2044	2,000,000	2,372,420
Belmont CA Community Facilities Special Tax District #2000-1 Library Project Series A (Tax Revenue, Ambac Insured)	5.75	8-1-2030	3,190,000	4,114,526
Cabrillo CA Unified School District CAB Series A (GO Revenue, Ambac Insured) ¤	0.00	8-1-2021	1,500,000	1,390,230
California (GO Revenue)	5.00	8-1-2025	15,000	15,052
California (GO Revenue)	5.00	8-1-2046	10,000,000	11,605,900
California (GO Revenue)	5.25	11-1-2040	3,000,000	3,375,960
California AMT Department of Veterans Affairs Series BZ (GO Revenue, National Insured)	5.35	12-1-2021	5,000	5,014

The accompanying notes are an integral part of these financial statements.

10	Wells Fargo California Tax-Free Fund	Portfolio of investments—June 30, 2017

Security name	Interest rate	Maturity date	Principal	Value

California (continued)
California Association of Bay Area Governments Finance Authority for Nonprofit Corporations O’Connor Woods Project (Health Revenue)	5.00%	1-1-2043	$5,000,000	$5,682,500
California Association of Bay Area Governments Finance Authority for Nonprofit Corporations Odd Fellows Home Project Series A (Health Revenue)	5.00	4-1-2042	1,100,000	1,247,719
California Educational Facilities Authority Loma Linda University Series A (Education Revenue)	5.00	4-1-2042	2,645,000	2,979,619
California Health Facilities Financing Authority Refunding Bond Children’s Hospital Series A (Health Revenue)	5.00	8-15-2047	5,000,000	5,597,500
California Health Facilities Financing Authority Refunding Bond Sutter Health Series A (Health Revenue) %%	5.00	11-15-2048	7,000,000	8,056,230
California HFA AMT Home Mortgage Series K (Housing Revenue)	5.30	8-1-2023	2,520,000	2,524,385
California HFFA Catholic Healthcare West Series A (Health Revenue)	5.25	3-1-2023	3,000,000	3,392,730
California HFFA Catholic Healthcare West Series A (Health Revenue)	6.00	7-1-2029	4,000,000	4,394,760
California HFFA El Camino Hospital (Health Revenue)	5.00	2-1-2035	3,000,000	3,437,340
California HFFA Nevada Methodist Homes (Health Revenue, California Mortgage Insured)	5.00	7-1-2030	1,830,000	2,137,568
California HFFA Nevada Methodist Homes (Health Revenue, California Mortgage Insured)	5.00	7-1-2035	1,000,000	1,145,180
California HFFA Nevada Methodist Homes (Health Revenue, California Mortgage Insured)	5.00	7-1-2045	4,500,000	5,095,035
California HFFA Prerefunded Bond Providence Health Services Series C (Health Revenue)	6.50	10-1-2038	100,000	106,932
California HFFA Refunding Bond Cedars Sinai Medical Center Series B (Health Revenue)	4.00	8-15-2039	10,500,000	10,948,455
California HFFA Sutter Health Series D (Health Revenue)	5.25	8-15-2031	3,100,000	3,548,539
California Infrastructure & Economic Development Bank Pacific Gas & Electric Company Series A (Utilities Revenue, Union Bank NA LOC) ø	0.88	11-1-2026	11,640,000	11,640,000
California Infrastructure & Economic Development Bank Pacific Gas & Electric Company Series B (Utilities Revenue, Union Bank NA LOC) ø	0.88	11-1-2026	6,000,000	6,000,000
California Infrastructure & Economic Development King City Joint Union High School (Miscellaneous Revenue)	5.75	8-15-2029	2,150,000	2,395,573
California Municipal Finance Authority California Baptist University Series A (Education Revenue) 144A	4.00	11-1-2021	850,000	879,045
California Municipal Finance Authority California Baptist University Series A (Education Revenue) 144A	5.00	11-1-2025	1,025,000	1,129,058
California Municipal Finance Authority Charter School Albert Einstein Academies Project Series A (Miscellaneous Revenue)	6.75	8-1-2033	1,525,000	1,656,806
California Municipal Finance Authority Charter School Albert Einstein Academies Project Series A (Miscellaneous Revenue)	7.13	8-1-2043	1,000,000	1,099,820
California Municipal Finance Authority Refunding Bond Biola University Incorporated (Education Revenue)	5.00	10-1-2035	600,000	688,644
California Municipal Finance Authority Refunding Bond Channing House Project Series A (Health Revenue)	5.00	5-15-2034	1,000,000	1,168,870
California Municipal Finance Authority Refunding Bond Community Medical Centers Series A (Health Revenue)	5.00	2-1-2047	4,000,000	4,471,040
California Municipal Finance Authority Refunding Bond Eisenhower Medical Center Series A (Health Revenue) %%	5.00	7-1-2047	1,400,000	1,560,510
California Municipal Finance Authority Refunding Bond Institute on Aging Project (Health Revenue)	5.00	8-15-2036	690,000	804,464
California Municipal Finance Authority Refunding Bond Institute on Aging Project (Health Revenue)	5.00	8-15-2037	1,120,000	1,304,733
California Municipal Financing Authority BAN Open Door Community Health Centers (Health Revenue)	2.80	9-15-2018	3,000,000	3,019,740

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—June 30, 2017	Wells Fargo California Tax-Free Fund	11

Security name	Interest rate	Maturity date	Principal	Value

California (continued)
California Municipal Financing Authority Charter School Palmdale Aerospace Academy Project (Education Revenue) 144A	5.00%	7-1-2041	$1,250,000	$1,280,038
California Municipal Financing Authority University of the Pacific Program (Education Revenue)	5.00	11-1-2048	1,750,000	1,919,645
California PCFA Solid Waste Disposal AMT Green Bond Calplant I Project (Industrial Development Revenue) 144A	8.00	7-1-2039	2,000,000	2,157,520
California PFA NCCD-Claremont Properties LLC University Housing Project Series A (Housing Revenue) 144A	5.00	7-1-2047	2,950,000	3,176,118
California PFA Refunding Bond Henry Mayo Newhall Hospital (Health Revenue)	5.00	10-15-2037	500,000	549,040
California PFA Refunding Bond Henry Mayo Newhall Hospital (Health Revenue)	5.00	10-15-2047	4,000,000	4,333,480
California PFOTER Series DCL-009 (GO Revenue, Dexia Credit Local LOC, AGM Insured) 144Aø	1.04	8-1-2027	15,310,000	15,310,000
California PFOTER Series DCL-010 (GO Revenue, Dexia Credit Local LOC, AGM Insured) 144Aø	1.04	8-1-2027	27,135,000	27,135,000
California PFOTER Series DCL-011 (GO Revenue, Dexia Credit Local LOC, AGM Insured) 144Aø	1.04	8-1-2027	14,500,000	14,500,000
California Prerefunded Bond (GO Revenue)	5.25	3-1-2038	1,535,000	1,580,436
California Prerefunded Bond (GO Revenue)	5.25	8-1-2038	985,000	1,031,768
California Public Works Board California State University Projects Series B-1 (Miscellaneous Revenue)	5.70	3-1-2035	2,210,000	2,453,299
California Public Works Board Judicial Council Projects Series A (Miscellaneous Revenue)	5.00	3-1-2038	7,000,000	7,852,600
California Public Works Board Judicial Council Projects Series D (Miscellaneous Revenue)	5.25	12-1-2025	4,000,000	4,620,040
California Public Works Board Various Capital Projects Series A (Miscellaneous Revenue)	5.00	4-1-2037	4,925,000	5,525,013
California Public Works Board Various Capital Projects Series G (Miscellaneous Revenue)	5.00	11-1-2037	23,000,000	26,125,700
California Public Works Board Various Capital Projects Series I (Miscellaneous Revenue)	5.50	11-1-2033	2,000,000	2,392,220
California Public Works University of California Board of Regents Series G (Miscellaneous Revenue)	5.00	12-1-2030	9,850,000	11,418,613
California School Finance Authority Green Dot Public Schools Projects (Education Revenue) 144A	4.00	8-1-2025	475,000	499,453
California School Finance Authority Green Dot Public Schools Projects (Education Revenue) 144A	5.00	8-1-2035	2,525,000	2,681,752
California School Finance Authority Rocketship Education Series A (Education Revenue) 144A	5.00	6-1-2036	945,000	959,780
California School Finance Authority Rocketship Education Series A (Education Revenue) 144A	5.00	6-1-2046	2,100,000	2,113,566
California School Finance Authority KIPP Louisiana School Projects Series A (Education Revenue) 144A	5.00	7-1-2035	1,000,000	1,086,450
California Special District Association Finance Corporation Program Series MM (Miscellaneous Revenue)	5.50	6-1-2021	505,000	506,626
California Statewide CDA Adventist Health System Series A (Health Revenue)	5.00	3-1-2045	2,500,000	2,808,025
California Statewide CDA Catholic Healthcare West Series A (Health Revenue)	5.50	7-1-2030	2,940,000	2,940,382
California Statewide CDA Enloe Medical Center (Health Revenue, Ambac Insured)	5.00	8-15-2033	1,650,000	1,916,789
California Statewide CDA Enloe Medical Center (Health Revenue, Ambac Insured)	5.00	8-15-2035	1,000,000	1,155,070
California Statewide CDA Enloe Medical Center (Health Revenue, Ambac Insured)	5.00	8-15-2038	2,000,000	2,310,140
California Statewide CDA Loma Linda University Medical Center Refunding Bond Series A (Health Revenue)	5.25	12-1-2044	5,150,000	5,566,429

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo California Tax-Free Fund	Portfolio of investments—June 30, 2017

Security name	Interest rate	Maturity date	Principal	Value

California (continued)
California Statewide CDA Poway Retirement Housing Foundation Housing Incorporated Series A (Housing Revenue)	5.25%	11-15-2035	$1,500,000	$1,752,240
California Statewide CDA Redwoods Projects (Health Revenue)	5.13	11-15-2035	1,500,000	1,734,495
California Statewide CDA School Facility Alliance for College-Ready Public Schools (Education Revenue) ##	6.75	7-1-2031	1,625,000	1,829,068
California Statewide CDA School Facility Aspire Public Schools (Education Revenue)	5.00	7-1-2020	980,000	1,012,536
California Statewide CDA School Facility Aspire Public Schools (Education Revenue)	5.20	7-1-2020	200,000	207,030
California Statewide CDA Senior Living Health Facilities Los Angeles Jewish Home for the Aging Series D (Health Revenue)	4.75	8-1-2020	775,000	775,442
California Statewide CDA St. Joseph Health System (Health Revenue, AGM Insured)	5.25	7-1-2021	1,775,000	1,852,461
California Statewide CDA Water & Wastewater Pooled Financing Program Series B (Water & Sewer Revenue, AGM Insured)	5.25	10-1-2027	1,040,000	1,043,734
California Statewide Index Floating Rate Refunding Notes Series B (GO Revenue) ±	1.50	12-1-2031	2,500,000	2,530,450
California University Systemwide Refunding Bond Series A (Education Revenue)	4.00	11-1-2038	8,000,000	8,451,040
California University Systemwide Refunding Bond Series A (Education Revenue)	5.00	11-1-2045	6,400,000	7,397,568
California Unrefunded Bond (GO Revenue)	5.25	8-1-2038	940,000	980,815
California Various Purpose Refunding Bond (GO Revenue)	5.00	9-1-2035	35,000,000	41,156,850
California Various Purpose Unrefunded Bond (GO Revenue)	5.25	3-1-2038	765,000	785,716
California Various Purposes (GO Revenue)	5.00	9-1-2029	1,475,000	1,682,223
California Various Purposes (GO Revenue)	5.00	10-1-2029	7,000,000	7,599,130
California Various Purposes (GO Revenue)	5.00	9-1-2032	5,100,000	5,948,283
California Various Purposes (GO Revenue)	5.00	2-1-2038	5,000,000	5,701,000
California Various Purposes (GO Revenue)	5.13	4-1-2033	6,735,000	6,939,475
California Various Purposes (GO Revenue)	5.25	9-1-2028	5,000,000	5,761,550
California Various Purposes (GO Revenue)	5.25	10-1-2029	800,000	873,096
California Various Purposes (GO Revenue)	5.25	4-1-2035	12,640,000	14,474,696
California Various Purposes (GO Revenue)	5.60	3-1-2036	8,715,000	9,707,551
California Various Purposes (GO Revenue)	5.75	4-1-2029	1,600,000	1,729,808
California Various Purposes (GO Revenue)	5.75	4-1-2031	3,380,000	3,652,360
California Various Purposes (GO Revenue)	6.00	4-1-2035	2,140,000	2,323,676
California Various Purposes (GO Revenue)	6.00	4-1-2038	23,465,000	25,436,060
Casitas Municipal Water District CA Community Facilities District #2013-1-OJAI Series B (Tax Revenue, Build America Mutual Assurance Company Insured)	5.25	9-1-2047	5,000,000	5,909,900
Cathedral City CA Redevelopment Agency Successor Agency Tax Allocation Merged Redevelopment Project Area Series A (Tax Revenue, AGM Insured)	5.00	8-1-2032	1,450,000	1,650,709
Cathedral City CA Redevelopment Agency Successor Agency Tax Allocation Merged Redevelopment Project Area Series A (Tax Revenue, AGM Insured)	5.00	8-1-2033	880,000	998,184
Center Unified School District California CAB Series C (GO Revenue, National Insured) ¤	0.00	9-1-2021	5,000,000	4,648,300
Centinela Valley CA Union High School District Election of 2008 Series B (GO Revenue)	6.00	8-1-2036	2,500,000	3,158,500
Centinela Valley CA Union High School District Election of 2008 Series C (GO Revenue)	5.00	8-1-2035	2,000,000	2,336,960
Central Valley CA School District Financing Authority Series A (Miscellaneous Revenue, National Insured)	6.45	2-1-2018	445,000	451,270
Cerritos CA Community College CAB Election of 2004 (GO Revenue) ¤	0.00	8-1-2029	1,750,000	1,202,215
Cerritos CA Community College CAB Election of 2004 (GO Revenue) ¤	0.00	8-1-2033	1,500,000	840,945
Chico CA PFA Redevelopment Project Area (Tax Revenue, National Insured)	5.13	4-1-2021	3,000,000	3,010,170
College of the Sequoias Tulare Area Improvement District #3 California CAB Election of 2008 Series A (GO Revenue, AGC Insured) ¤	0.00	8-1-2024	1,000,000	853,980

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—June 30, 2017	Wells Fargo California Tax-Free Fund	13

Security name	Interest rate	Maturity date	Principal	Value

California (continued)
Compton CA Community College CAB Election of 2002 Series C (GO Revenue) ¤	0.00%	8-1-2035	$3,445,000	$1,624,455
Compton CA Community College RDA Project 2nd Lien Series A (Tax Revenue)	5.00	8-1-2020	1,140,000	1,232,078
Compton CA PFA Refunding Bond (Miscellaneous Revenue) 144A	4.00	9-1-2027	3,800,000	3,825,764
Compton CA PFA Refunding Bond (Miscellaneous Revenue) 144A	4.50	9-1-2032	2,000,000	2,003,300
Contra Costa County CA Community College District Election of 2006 (GO Revenue)	5.00	8-1-2038	3,250,000	3,741,660
Contra Costa County CA Home GNMA Mortgage-Backed Securities Program (Housing Revenue, GNMA Insured)	7.75	5-1-2022	140,000	161,818
Delano CA Union High School Election of 2010 Series B (GO Revenue, AGM Insured)	5.75	8-1-2035	4,510,000	5,110,732
Dinuba CA Redevelopment Agency Merged City Redevelopment Project (Tax Revenue, Build America Mutual Assurance Company Insured)	5.00	9-1-2033	1,500,000	1,709,820
El Dorado CA Irrigation District Refunding Bond Series A (Water & Sewer Revenue, AGM Insured)	5.25	3-1-2039	2,000,000	2,329,200
Elk Grove CA Financing Authority Special Tax Refunding Bond (Tax Revenue, Build America Mutual Assurance Company Insured)	5.00	9-1-2038	1,500,000	1,697,295
Emeryville CA PFA Assessment Distribution Refinancing (Miscellaneous Revenue)	5.90	9-2-2021	1,440,000	1,444,320
Escondido CA Union High School CAB Election of 2008 Series A (GO Revenue, AGC Insured) ¤	0.00	8-1-2027	8,385,000	6,387,190
Florin CA Resource Conservation Refunding Bond Second Senior Lien Series A (Water & Sewer Revenue, National Insured)	5.00	9-1-2032	2,000,000	2,295,140
Fontana CA RDA Jurupa Hills Redevelopment Project Series A (Tax Revenue)	5.50	10-1-2017	665,000	672,541
Fontana CA RDA Jurupa Hills Redevelopment Project Series A (Tax Revenue)	5.60	10-1-2027	4,785,000	4,838,448
Foothill-Eastern Corridor CA Transportation Agency Subordinate Series B-3 (Transportation Revenue) ±	5.50	1-15-2053	8,000,000	9,190,640
Fremont CA Community Facilities District #1 Refunding Bond (Tax Revenue)	5.00	9-1-2040	2,700,000	2,954,016
Fullerton CA Joint Union High School Project Certificate of Participation (Miscellaneous Revenue, Build America Mutual Assurance Company Insured)	5.00	9-1-2035	1,385,000	1,569,302
Garden Grove CA Unified School District Election of 2010 Series C (GO Revenue)	5.25	8-1-2037	2,000,000	2,354,380
Gilroy CA Unified School District Election of 2008 Series A (GO Revenue, AGC Insured)	6.00	8-1-2027	1,000,000	1,102,850
Golden State Tobacco Securitization Corporation CA Tobacco Settlement Refunding Bond Series A-1 (Tobacco Revenue)	5.00	6-1-2029	2,500,000	2,928,750
Hayward CA Unified School District Refunding Bond (GO Revenue)	5.00	8-1-2038	6,000,000	6,752,580
Hollister CA Joint Powers Financing Authority Wastewater Refunding Bond (Water & Sewer Revenue, AGM Insured)	5.00	6-1-2037	5,000,000	5,701,450
Imperial CA Irrigation District Electric System Refunding Bond Series A (Utilities Revenue)	5.00	11-1-2040	3,715,000	4,285,921
Imperial CA Irrigation District Electric System Refunding Bond Series A (Utilities Revenue)	5.00	11-1-2045	1,060,000	1,219,509
Imperial CA Irrigation District Electric System Refunding Bond Series C (Utilities Revenue)	5.00	11-1-2038	2,500,000	2,887,575
Independent Cities California Finance Refunding Bond Sanitary Juan Mobile Estates (Housing Revenue)	5.00	8-15-2030	1,000,000	1,124,150
Inglewood CA Redevelopment Successor Agency Tax Allocation Refunding Bond Subordinate Lien Merged Redevelopment Project Series A (Tax Revenue, Build America Mutual Assurance Company Insured)	5.00	5-1-2034	500,000	575,415
Inglewood CA Redevelopment Successor Agency Tax Allocation Refunding Bond Subordinate Lien Merged Redevelopment Project Series A (Tax Revenue, Build America Mutual Assurance Company Insured)	5.00	5-1-2038	305,000	348,786
Inland Valley CA Development Agency Series A (Tax Revenue)	5.25	9-1-2037	4,000,000	4,571,360
Irvine CA Improvement Bond Act 1915 Limited Obligation Reassessment District #15-2 (Miscellaneous Revenue)	5.00	9-2-2025	725,000	856,580
Irvine CA Improvement Bond Act 1915 Limited Obligation Reassessment District #15-2 (Miscellaneous Revenue)	5.00	9-2-2026	400,000	467,996

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo California Tax-Free Fund	Portfolio of investments—June 30, 2017

Security name	Interest rate	Maturity date	Principal	Value

California (continued)
Irvine CA Improvement Bond Act 1915 Limited Obligation Reassessment District #15-2 (Miscellaneous Revenue)	5.00%	9-2-2042	$1,500,000	$1,651,170
Irvine CA Unified School District Community Facilities District #09-1 Series B (Tax Revenue)	5.00	9-1-2042	1,000,000	1,127,680
Irvine CA Unified School District Community Facilities District #09-1 Series C (Tax Revenue)	5.00	9-1-2047	1,000,000	1,119,920
Irvine CA Unified School District Community Facilities District #09-1 Series D (Tax Revenue)	5.00	9-1-2049	1,000,000	1,113,140
Lafayette CA Redevelopment Agency Refunding Bond Lafayette Redevelopment Project (Tax Revenue, AGM Insured)	5.00	8-1-2033	1,500,000	1,693,260
Lafayette CA Redevelopment Agency Refunding Bond Lafayette Redevelopment Project (Tax Revenue, AGM Insured)	5.00	8-1-2038	1,635,000	1,831,233
Lancaster CA Redevelopment Agency Tax Allocation Combined Redevelopment Project Areas (Tax Revenue)	6.50	8-1-2029	2,000,000	2,224,080
Lancaster CA Redevelopment Agency Tax Allocation Refunding Bond Combined Redevelopment Project Areas (Tax Revenue, AGM Insured)	5.00	8-1-2033	1,200,000	1,379,316
Lodi CA Unified School District School Facility Election of 2006 (GO Revenue, AGM Insured)	5.00	8-1-2030	2,000,000	2,007,320
Long Beach CA Financing Authority Refunding Bond (Miscellaneous Revenue, Ambac Insured)	6.00	11-1-2017	250,000	253,315
Long Beach CA Unified School District CAB Election of 2008 Series B (GO Revenue) ¤	0.00	8-1-2035	2,000,000	1,017,200
Long Beach CA Unified School District Prerefunded Bond Election of 2008 Series A (GO Revenue)	5.50	8-1-2026	1,435,000	1,567,809
Long Beach CA Unified School District Unrefunded Bond Election of 2008 Series A (GO Revenue)	5.50	8-1-2026	95,000	103,582
Los Angeles CA Certificate of Participation Sonneblick del Rio Project (Miscellaneous Revenue, Ambac Insured)	6.00	11-1-2019	1,540,000	1,546,545
Los Angeles CA Community College District Refunding Bond (GO Revenue)	4.00	8-1-2038	10,000,000	10,577,700
Los Angeles CA Community Redevelopment Vermont Manchester Social Services Project (Miscellaneous Revenue, Ambac Insured)	5.00	9-1-2025	2,310,000	2,336,657
Los Angeles CA Department of Water and Power Series E (Utilities Revenue)	5.00	7-1-2044	12,475,000	14,371,949
Los Angeles CA Harbor Department (Airport Revenue)	7.60	10-1-2018	30,000	31,407
Los Angeles CA Public Works Financing Authority Series A (Miscellaneous Revenue)	5.00	12-1-2039	2,860,000	3,285,025
Lynwood CA Unified School District Election of 2012 Series A (GO Revenue, AGM Insured)	5.00	8-1-2033	5,000	5,759
M-S-R California Energy Authority Gas Series B (Utilities Revenue)	7.00	11-1-2034	4,000,000	5,665,000
M-S-R California Energy Authority Gas Series C (Utilities Revenue)	6.13	11-1-2029	1,060,000	1,330,692
Merced CA City School District Election of 2014 (GO Revenue)	5.00	8-1-2045	1,000,000	1,148,050
Merced CA Irrigation District Water & Hydroelectric System Series A (Water & Sewer Revenue, AGM Insured)	5.00	10-1-2038	4,000,000	4,559,720
Merced CA Union High School District CAB Series A (GO Revenue, National Insured) ¤	0.00	8-1-2018	2,135,000	2,107,651
Merced CA Union High School District CAB Series C (GO Revenue) ¤	0.00	8-1-2032	3,380,000	1,987,778
Modesto CA Irrigation District Financing Authority Series A (Utilities Revenue)	5.00	10-1-2040	3,500,000	3,980,795
Montclair CA PFA Lease Refunding Bond (Miscellaneous Revenue, AGM Insured)	5.00	10-1-2035	2,400,000	2,732,472
Morongo Band of Mission Indians California Enterprise Casino Series B (Miscellaneous Revenue) 144A	6.50	3-1-2028	2,100,000	2,157,225
Mount San Antonio CA Community College District CAB Election of 2008 Series A (GO Revenue) ¤	0.00	8-1-2024	1,610,000	1,386,516
Natomas CA Unified School District Series 1999 (GO Revenue, National Insured)	5.95	9-1-2021	560,000	603,462
Northern California Power Agency Public Power Prerefunded Bond (Utilities Revenue, Ambac Insured)	7.50	7-1-2023	45,000	52,314

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—June 30, 2017	Wells Fargo California Tax-Free Fund	15

Security name	Interest rate	Maturity date	Principal	Value

California (continued)
Norwalk-La Mirada CA Unified School District CAB Election of 2002 Series D (GO Revenue, AGM Insured) ¤	0.00%	8-1-2023	$1,500,000	$1,324,245
Oakland CA Redevelopment Successor Agency Refunding Bond Subordinate Series TE (Tax Revenue, AGM Insured)	5.00	9-1-2035	2,545,000	2,879,744
Oakland CA Redevelopment Successor Agency Refunding Bond Subordinate Series TE (Tax Revenue, AGM Insured)	5.00	9-1-2036	4,000,000	4,513,840
Oakland CA Unified School District Election of 2012 (GO Revenue)	5.50	8-1-2023	500,000	596,835
Oakland CA Unified School District Election of 2012 (GO Revenue)	6.63	8-1-2038	7,750,000	9,416,870
Oakland CA Unified School District Election of 2012 Series A (GO Revenue)	5.00	8-1-2040	3,500,000	4,023,600
Orange County CA Community Facilities District #2015-1 Esencia Village Series A (Tax Revenue)	5.25	8-15-2045	2,000,000	2,227,620
Oxnard CA School District Election of 2012 Series D (GO Revenue, AGM Insured)	5.00	8-1-2034	1,695,000	1,955,166
Pajaro Valley CA Unified School District Election of 2012 Series A (GO Revenue)	5.00	8-1-2038	1,700,000	1,957,176
Palm Springs CA Palm Springs International Airport (Airport Revenue)	6.00	7-1-2018	65,000	65,094
Palm Springs CA Palm Springs International Airport (Airport Revenue)	6.40	7-1-2023	500,000	500,785
Palo Verde CA Unified School District FlexFund Program (Education Revenue)	4.80	9-1-2027	1,304,959	1,337,087
Paramount CA Unified School District CAB Election of 2006 (GO Revenue) ¤	0.00	8-1-2033	2,500,000	1,358,000
Paramount CA Unified School District Election 2016 Series A (GO Revenue, AGM Insured) %%	5.25	8-1-2046	2,000,000	2,367,040
Pasadena CA Old Pasadena Parking Facilities Project (Miscellaneous Revenue)	6.25	1-1-2018	195,000	199,364
Pico Rivera CA Water Authority Series A (Water & Sewer Revenue, National Insured)	5.50	5-1-2019	865,000	903,190
Pico Rivera CA Water Authority Series A (Water & Sewer Revenue)	6.25	12-1-2032	4,575,000	4,624,639
Pomona CA Unified School District Series A (GO Revenue, National Insured)	6.55	8-1-2029	1,480,000	1,939,570
Poway CA Unified School District CAB Election of 2008 Improvement District 07-1-A (GO Revenue) ¤	0.00	8-1-2024	1,800,000	1,537,164
Rancho Cucamonga CA Redevelopment Agency Rancho Redevelopment Project Area (Tax Revenue, AGM Insured)	5.00	9-1-2032	1,870,000	2,131,576
Redding CA Joint Powers Financing Authority Election System Series A (Utilities Revenue)	5.00	6-1-2032	440,000	507,514
Redwood City CA RDA CAB Redevelopment Project Area Series 2-A (Tax Revenue, Ambac Insured) ¤	0.00	7-15-2030	3,505,000	2,154,594
Rialto CA Unified School District CAB Election of 2010 Series A (GO Revenue, AGM Insured) ¤	0.00	8-1-2026	3,320,000	2,631,565
Richmond CA Joint Powers Financing Authority Civic Center Project Series A (Miscellaneous Revenue, AGC Insured)	5.88	8-1-2037	5,000,000	5,412,200
Richmond CA Joint Powers Financing Authority Point Potrero Series A (Miscellaneous Revenue)	6.25	7-1-2024	7,500,000	8,206,500
Riverside County CA Asset Leasing Corporation Riverside County Hospital Project (Miscellaneous Revenue, National Insured) ¤	0.00	6-1-2026	10,000,000	7,827,100
Riverside County CA Palm Desert Financing Authority Series A (Miscellaneous Revenue)	6.00	5-1-2022	4,105,000	4,280,612
Riverside County CA Southwest California Community Finance Authority (Miscellaneous Revenue)	6.38	5-1-2033	3,065,000	3,197,561
Roseville CA Natural Gas Financing Authority (Utilities Revenue)	5.00	2-15-2025	1,930,000	2,206,839
Roseville CA Refunding Bond Fiddyment Ranch Community Facilities District #1 Series A (Tax Revenue)	5.00	9-1-2035	1,500,000	1,678,800
Sacramento CA Airport System AMT Senior Series B (Airport Revenue, AGM Insured)	5.75	7-1-2024	2,000,000	2,092,600
Sacramento CA Certificate of Participation Animal Care & Youth Detention Facilities (Miscellaneous Revenue, Ambac Insured)	5.00	10-1-2025	1,085,000	1,095,611
Sacramento CA City Financing Authority Refunding Bond Master Lease Program Facilities (Miscellaneous Revenue, Build America Mutual Assurance Company Insured)	5.00	12-1-2035	1,300,000	1,495,286

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo California Tax-Free Fund	Portfolio of investments—June 30, 2017

Security name	Interest rate	Maturity date	Principal	Value

California (continued)
Sacramento CA City Financing Authority Series A (Miscellaneous Revenue, Ambac Insured)	5.40%	11-1-2020	$1,750,000	$1,875,143
Sacramento CA City School Joint Refunding Bond Series A (Miscellaneous Revenue, Build America Mutual Assurance Company Insured)	5.00	3-1-2040	2,165,000	2,405,532
Sacramento CA Unified School District Election of 2012 Series A (GO Revenue, Build America Mutual Assurance Company Insured)	5.25	8-1-2033	1,000,000	1,170,340
Sacramento CA Unified School District Election of 2012 Series C (GO Revenue, AGM Insured)	5.00	8-1-2033	2,735,000	3,154,795
San Bernardino County CA Certificate of Participation Arrowhead Project Series A (Miscellaneous Revenue)	5.50	8-1-2020	6,000,000	6,513,420
San Bernardino County CA Certificate of Participation Medical Center Financing Project (Miscellaneous Revenue, National Insured)	5.00	8-1-2028	5,815,000	5,830,468
San Bernardino County CA Community Election of 2008 Series D (GO Revenue)	5.00	8-1-2045	2,000,000	2,293,000
San Bernardino County CA Unified School District Election of 2012 Series C (GO Revenue, AGM Insured)	5.00	8-1-2040	8,000,000	9,122,560
San Buenaventura CA Public Facilities Financing Authority Series B (Water & Sewer Revenue)	5.00	7-1-2042	4,000,000	4,521,760
San Clemente CA Special Tax Community Facilities District #2006-1 (Tax Revenue)	5.00	9-1-2040	995,000	1,086,162
San Clemente CA Special Tax Community Facilities District #2006-1 (Tax Revenue)	5.00	9-1-2046	1,195,000	1,293,970
San Diego CA Community College Election of 2002 (GO Revenue)	5.00	8-1-2031	4,000,000	4,725,600
San Diego CA RDA CAB Tax Allocation Centre (Tax Revenue, AGM Insured) ¤	0.00	9-1-2023	885,000	781,951
San Diego CA RDA Centre City Sub Parking Series B (Transportation Revenue)	5.30	9-1-2020	1,060,000	1,063,784
San Diego CA RDA Naval Training Center Series A (Tax Revenue)	5.00	9-1-2025	575,000	644,713
San Francisco CA Municipal Transportation (Transportation Revenue)	5.00	3-1-2039	3,000,000	3,456,000
San Francisco City & County CA Certificate of Participation Multiple Capital Improvement Projects Series A (Miscellaneous Revenue)	5.20	4-1-2026	3,000,000	3,212,400
San Francisco City & County CA Redevelopment Agency CAB Mission Bay South Redevelopment Project Subordinate Series D (Tax Revenue) 144A¤(i)	0.00	8-1-2026	4,000,000	2,499,520
San Francisco City & County CA Redevelopment Agency Mission Bay South Redevelopment Project Series A (Tax Revenue)	5.00	8-1-2043	2,500,000	2,794,975
San Francisco City & County CA Redevelopment Agency Tax Transbay Infrastructure Project Third Lien Series B (Tax Revenue, AGM Insured)	5.00	8-1-2046	1,500,000	1,722,780
San Gorgonio CA Memorial Healthcare Election of 2006 Series C (GO Revenue)	7.10	8-1-2033	3,000,000	3,016,320
San Gorgonio CA Memorial Healthcare Refunding Bond (GO Revenue)	5.00	8-1-2032	1,750,000	1,970,693
San Gorgonio CA Memorial Healthcare Refunding Bond (GO Revenue)	5.50	8-1-2028	2,525,000	3,013,916
San Joaquin Delta CA Community College District Election of 2004 Series C (GO Revenue)	5.00	8-1-2033	3,195,000	3,690,481
San Joaquin Delta CA Community College District Election of 2004 Series C (GO Revenue)	5.00	8-1-2034	3,315,000	3,815,200
San Jose CA Airport AMT Refunding Bond Series A (Airport Revenue)	5.00	3-1-2047	4,000,000	4,558,840
San Jose CA Airport Refunding Bond Series B (Airport Revenue)	5.00	3-1-2042	1,750,000	2,030,648
San Jose CA Libraries & Parks Project (GO Revenue)	5.13	9-1-2031	2,040,000	2,088,103
San Jose CA RDA Tax Allocation Refunding Bond Merged Area Redevelopment Project Series C (Tax Revenue, National Insured)	5.00	8-1-2025	1,845,000	1,851,421
San Jose CA RDA Tax Allocation Refunding Bond Merged Area Redevelopment Project Series C (Tax Revenue, National Insured)	5.00	8-1-2026	950,000	953,297
San Jose CA Unified School District CAB (Miscellaneous Revenue, AGM Insured) ¤	0.00	1-1-2021	1,205,000	1,143,147
San Jose CA Unified School District CAB (Miscellaneous Revenue, AGM Insured) ¤	0.00	1-1-2026	3,175,000	2,649,347
San Marcos CA Unified School District Special Tax Community Facilities District #4 (Tax Revenue, Build America Mutual Assurance Company Insured)	5.00	9-1-2034	1,710,000	1,942,064
San Marcos CA Unified School District Special Tax Community Facilities District #5 (Tax Revenue, Build America Mutual Assurance Company Insured)	5.00	9-1-2028	1,290,000	1,499,806

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—June 30, 2017	Wells Fargo California Tax-Free Fund	17

Security name	Interest rate	Maturity date	Principal	Value

California (continued)
San Marcos CA Unified School District Special Tax Community Facilities District #5 (Tax Revenue, Build America Mutual Assurance Company Insured)	5.00%	9-1-2029	$1,345,000	$1,552,305
San Marino CA Unified School District Certificate of Participation Los Angeles County Schools Pooled Financing Program Series A (Miscellaneous Revenue)	5.00	12-1-2041	500,000	524,330
San Mateo County CA Jefferson Union High School District CAB Election of 2006 Series D (GO Revenue) ¤	0.00	8-1-2033	7,000,000	2,470,370
San Mateo County CA Jefferson Union High School District CAB Election of 2006 Series D (GO Revenue) ¤	0.00	8-1-2036	11,130,000	3,064,200
San Mateo County CA Jefferson Union High School District Prerefunded CAB Election of 2006 Series D (GO Revenue) ¤	0.00	8-1-2034	6,915,000	2,244,194
San Mateo County CA Jefferson Union High School District Unrefunded CAB Election of 2006 Series D (GO Revenue) ¤	0.00	8-1-2034	2,990,000	970,375
San Rafael CA City High School District CAB Election of 2002 Series B (GO Revenue, National Insured) ¤	0.00	8-1-2023	1,260,000	1,115,050
Sanger CA Unified School District Refunding Bond (GO Revenue, National Insured)	5.60	8-1-2023	1,335,000	1,441,413
Santa Ana CA Community Redevelopment Merged Project Area Series A (Tax Revenue)	6.00	9-1-2022	2,000,000	2,312,340
Santa Ana CA Unified School District CAB Election of 2008 Series B (GO Revenue, AGC Insured) ¤	0.00	8-1-2038	15,000,000	6,550,500
Santa Cruz County CA RDA Live Oak Soquel Community Improvement Project (Tax Revenue)	6.63	9-1-2029	2,100,000	2,352,105
Santa Rosa CA High School District (GO Revenue)	5.00	8-1-2024	1,005,000	1,175,006
Sierra Kings CA Health Care District (GO Revenue)	5.00	8-1-2028	1,000,000	1,161,260
Sierra Kings CA Health Care District (GO Revenue)	5.00	8-1-2032	1,500,000	1,697,835
Sierra Kings CA Health Care District (GO Revenue)	5.00	8-1-2037	1,750,000	1,958,268
Simi Valley CA Unified School District Capital Improvement Projects (Miscellaneous Revenue, Ambac Insured)	5.25	8-1-2022	1,970,000	2,172,949
Sonoma CA CDA Successor Agency Tax Allocation Sonoma Redevelopment Project (Tax Revenue, National Insured)	5.00	6-1-2033	1,325,000	1,545,679
Sonoma Valley CA Unified School District CAB Election of 2010 Series A (GO Revenue) ¤	0.00	8-1-2027	1,020,000	761,797
South Pasadena CA Unified School District Series A (GO Revenue, FGIC Insured)	5.55	11-1-2020	410,000	445,039
Southern California Public Power Authority Natural Gas Project #1 Series A (Utilities Revenue)	5.25	11-1-2025	1,000,000	1,189,170
Stockton CA Unified School District Election of 2012 Series A (GO Revenue, AGM Insured)	5.00	8-1-2038	1,025,000	1,157,061
Sutter Butte CA Flood Control Agency (Miscellaneous Revenue, Build America Mutual Assurance Company Insured)	5.00	10-1-2040	3,545,000	4,034,742
Tender Option Bond Trust Receipts/Certificates CDA Series 2015-XF1035 (Miscellaneous Revenue, AGM Insured, Deutsche Bank LIQ) 144Aø	1.05	11-15-2049	5,760,000	5,760,000
Tender Option Bond Trust Receipts/Certificates HCFR Series 2016-XG0048 (Health Revenue, Deutsche Bank LIQ) 144Aø	0.96	8-15-2042	11,000,000	11,000,000
Tender Option Bond Trust Receipts/Certificates PFA Series 2015-XF1020 (Miscellaneous Revenue, Deutsche Bank LIQ) 144Aø	0.99	11-1-2045	5,250,000	5,250,000
Tender Option Bond Trust Receipts/Certificates Santa Clara County CA San Jose Unified School District Series 2015 (GO Revenue, JPMorgan Chase & Company LIQ) 144Aø	1.06	8-1-2022	850,000	850,000
Torrance CA Certificate of Participation (Miscellaneous Revenue)	5.25	6-1-2039	5,385,000	6,257,370
Tracy CA Operating Partnership Joint Powers Authority Capital Improvement Projects (Miscellaneous Revenue, AGC Insured)	6.25	10-1-2033	1,000,000	1,062,360
Tulare CA PFFA Capital Facilities Project (Miscellaneous Revenue, AGC Insured)	5.25	4-1-2027	3,000,000	3,094,230
Tulare CA Sewer Refunding Bond (Water & Sewer Revenue, AGM Insured)	5.00	11-15-2041	1,500,000	1,712,310

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo California Tax-Free Fund	Portfolio of investments—June 30, 2017

Security name	Interest rate	Maturity date	Principal	Value

California (continued)
Turlock CA Irrigation District Refunding Bond Subordinated First Priority (Utilities Revenue)	5.50%	1-1-2041	$2,000,000	$2,267,600
Tustin CA Community Facilities District Special Tax #2014-1 Legacy/Standard Pacific Series A (Tax Revenue)	5.00	9-1-2040	750,000	818,715
Tustin CA Community Facilities District Special Tax #2014-1 Legacy/Standard Pacific Series A (Tax Revenue)	5.00	9-1-2045	1,000,000	1,087,210
Union City CA Community RDA (Tax Revenue, AGC Insured)	5.25	10-1-2033	8,000,000	9,049,600
Union City CA Community Redevelopment Agency Successor Agency Tax Allocation Community Redevelopment Project Series A (Tax Revenue)	5.00	10-1-2036	1,000,000	1,145,990
University of California Regents Medical Center Series J (Health Revenue)	5.00	5-15-2033	2,265,000	2,626,200
University of California Regents Medical Center Series J (Health Revenue)	5.25	5-15-2038	10,000,000	11,708,100
University of California Series AI (Education Revenue)	5.00	5-15-2038	2,000,000	2,307,000
Vacaville CA Unified School District (Miscellaneous Revenue, AGC Insured)	6.50	12-1-2034	1,260,000	1,359,628
Vallejo CA Refunding Bond (Water & Sewer Revenue)	5.25	5-1-2031	1,000,000	1,149,020
Ventura County CA PFA Series A (Miscellaneous Revenue)	5.00	11-1-2038	4,250,000	4,875,898
Walnut CA Energy Center Authority Series A (Utilities Revenue)	5.00	1-1-2034	3,115,000	3,638,569
Washington Township CA Health Care District Election of 2004 Series B (GO Revenue)	5.50	8-1-2038	1,500,000	1,790,535
Washington Township CA Health Care District Series A (Health Revenue)	5.00	7-1-2026	1,190,000	1,372,415
Washington Township CA Health Care District Series A (Health Revenue)	5.00	7-1-2042	1,000,000	1,105,220
West Contra Costa CA Unified School District (GO Revenue, AGM Insured)	5.25	8-1-2024	1,350,000	1,553,472
West Contra Costa CA Unified School District CAB Election of 2005 Series B (GO Revenue)	6.00	8-1-2027	1,080,000	1,448,626
West Contra Costa CA Unified School District CAB Election of 2005 Series C-1 (GO Revenue, AGC Insured) ¤	0.00	8-1-2021	6,000,000	5,601,600
Wiseburn CA School District CAB (GO Revenue, AGC Insured) ¤	0.00	8-1-2027	1,525,000	1,154,730
Yorba Linda CA RDA CAB Series A (Tax Revenue, National Insured) ¤	0.00	9-1-2019	2,010,000	1,853,487

				1,015,577,719

Colorado: 0.14%
Tender Option Bond Trust Receipts/Certificates Series 2015-XF1001 (Health Revenue, Deutsche Bank LIQ) 144Aø	1.13	1-1-2045	1,460,000	1,460,000

Guam: 0.72%
Guam Government Business Privilege Tax Series A (Tax Revenue)	5.00	1-1-2031	1,000,000	1,057,290
Guam Government Limited Obligation Refunding Bond Section 30 Series A (Tax Revenue)	5.00	12-1-2031	1,250,000	1,392,950
Guam Government Waterworks Authority (Water & Sewer Revenue)	5.25	7-1-2033	1,500,000	1,658,100
Guam Government Waterworks Authority (Water & Sewer Revenue)	5.50	7-1-2043	3,125,000	3,464,313

				7,572,653

New York: 0.70%
New York NY Municipal Water Finance Authority Adjusted Fiscal 2006 Subordinate Series AA (Water & Sewer Revenue, Dexia Credit Local SPA) ø	1.02	6-15-2032	550,000	550,000
New York NY Transitional Finance Authority NYC Recovery Series 3 Subordinate Series 3C (Tax Revenue, Dexia Credit Local SPA) ø	1.00	8-1-2031	2,600,000	2,600,000
New York NY Transitional Finance Authority Subordinate Series A-2 (Tax Revenue, Dexia Credit Local LIQ) ø	1.02	11-1-2022	4,240,000	4,240,000

				7,390,000

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—June 30, 2017	Wells Fargo California Tax-Free Fund	19

Security name	Interest rate	Maturity date	Principal	Value

Texas: 0.67%
Port Arthur TX Navigation District Motiva Enterprises LLC Project Series A (Resource Recovery Revenue) ø	1.35%	4-1-2040	$7,000,000	$7,000,000

Virgin Islands: 0.08%
Virgin Islands PFA Matching Fund Loan Note Senior Lien Series B (Miscellaneous Revenue)	5.00	10-1-2025	1,000,000	845,030

Total Municipal Obligations (Cost $963,825,060)				1,039,845,402

	Yield		Shares
Short-Term Investments: 0.97%

Investment Companies: 0.97%
Wells Fargo Municipal Cash Management Fund Institutional Class (l)(u)##	0.81		10,159,983	10,166,079

Total Short-Term Investments (Cost $10,166,079)				10,166,079

Total investments in securities (Cost $973,991,139) *	100.02%	1,050,011,481
Other assets and liabilities, net	(0.02)	(241,716)

Total net assets	100.00%	$1,049,769,765

¤	The security is issued in zero coupon form with no periodic interest payments.

±	Variable rate investment. The rate shown is the rate in effect at period end.

ø	Variable rate demand notes are subject to a demand feature which reduces the effective maturity. The maturity date shown represents the final maturity date of the security. The interest rate is determined and reset by the issuer daily, weekly, or monthly depending upon the terms of the security. The rate shown is the rate in effect at period end.

144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.

%%	The security is issued on a when-issued basis.

(i)	Illiquid security for which the designation as illiquid is unaudited.

(l)	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.

(u)	The rate represents the 7-day annualized yield at period end.

##	All or a portion of this security is segregated for when-issued securities.

*	Cost for federal income tax purposes is $974,085,698 and unrealized gains (losses) consists of:

Gross unrealized gains	$76,417,739
Gross unrealized losses	(491,956)

Net unrealized gains	$75,925,783

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo California Tax-Free Fund	Statement of assets and liabilities—June 30, 2017

Assets
Investments
In unaffiliated securities, at value (cost $963,825,060)	$1,039,845,402
In affiliated securities, at value (cost $10,166,079)	10,166,079

Total investments, at value (cost $973,991,139)	1,050,011,481
Receivable for investments sold	1,419,453
Receivable for Fund shares sold	1,156,950
Receivable for interest	11,937,559
Prepaid expenses and other assets	55,206

Total assets	1,064,580,649

Liabilities
Dividends payable	658,460
Payable for investments purchased	12,029,968
Payable for Fund shares redeemed	1,514,751
Management fee payable	273,187
Distribution fees payable	38,704
Administration fees payable	113,603
Accrued expenses and other liabilities	182,211

Total liabilities	14,810,884

Total net assets	$1,049,769,765

NET ASSETS CONSIST OF
Paid-in capital	$999,453,702
Undistributed net investment income	60,267
Accumulated net realized losses on investments	(25,764,546)
Net unrealized gains on investments	76,020,342

Total net assets	$1,049,769,765

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE
Net assets – Class A	$472,581,570
Shares outstanding – Class A1	39,936,522
Net asset value per share – Class A	$11.83
Maximum offering price per share – Class A2	$12.39
Net assets – Class C	$57,727,023
Shares outstanding – Class C1	4,783,591
Net asset value per share – Class C	$12.07
Net assets – Administrator Class	$210,208,608
Shares outstanding – Administrator Class[1]	17,728,626
Net asset value per share – Administrator Class	$11.86
Net assets – Institutional Class	$309,252,564
Shares outstanding – Institutional Class[1]	26,082,628
Net asset value per share – Institutional Class	$11.86

[1]	The Fund has an unlimited number of authorized shares.

[2]	Maximum offering price is computed as 100/95.50 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Statement of operations—year ended June 30, 2017	Wells Fargo California Tax-Free Fund	21

Investment income
Interest	$40,957,966
Income from affiliated securities	62,848

Total investment income	41,020,814

Expenses
Management fee	4,218,934
Administration fees
Class A	792,595
Class B	81 [1]
Class C	102,423
Administrator Class	265,837
Institutional Class	217,925
Shareholder servicing fees
Class A	1,238,430
Class B	127 [1]
Class C	160,035
Administrator Class	661,462
Distribution fees
Class B	381 [1]
Class C	480,105
Custody and accounting fees	42,729
Professional fees	62,035
Registration fees	97,215
Shareholder report expenses	43,439
Trustees’ fees and expenses	21,212
Other fees and expenses	26,718

Total expenses	8,431,683
Less: Fee waivers and/or expense reimbursements	(985,942)

Net expenses	7,445,741

Net investment income	33,575,073

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS

Net realized gains (losses) on:
Unaffiliated securities	(17,155,137)
Affiliated securities	2,729
Futures transactions	524,200

Net realized losses on investments	(16,628,208)

Net change in unrealized gains (losses) on investments	(45,030,288)

Net realized and unrealized gains (losses) on investments	(61,658,496)

Net decrease in net assets resulting from operations	$(28,083,423)

[1]	For the period from July 1, 2016 to December 5, 2016. Effective at the close of business on December 5, 2016, Class B shares were converted to Class A shares and are no longer offered by the Fund.

The accompanying notes are an integral part of these financial statements.

22	Wells Fargo California Tax-Free Fund	Statement of changes in net assets

	Year ended June 30, 2017		Year ended June 30, 2016

Operations
Net investment income		$33,575,073		$29,991,986
Net realized gains (losses) on investments		(16,628,208)		1,334,393
Net change in unrealized gains (losses) on investments		(45,030,288)		55,001,083

Net increase (decrease) in net assets resulting from operations		(28,083,423)		86,327,462

Distributions to shareholders from
Net investment income
Class A		(14,788,835)		(14,775,252)
Class B		(1,071)[1]		(3,113)
Class C		(1,430,934)		(1,242,347)
Administrator Class		(8,412,626)		(8,542,089)
Institutional Class		(8,941,597)		(5,429,185)

Total distributions to shareholders		(33,575,063)		(29,991,986)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	4,369,584	52,343,840	7,403,254	89,174,570
Class C	961,273	11,910,742	1,564,126	19,286,269
Administrator Class	6,264,433	74,980,710	15,429,582	186,582,017
Institutional Class	27,788,903	329,374,871	6,601,583	79,772,864

		468,610,163		374,815,720

Reinvestment of distributions
Class A	1,154,136	13,729,015	1,127,394	13,600,711
Class B	84 [1]	1,036 [1]	231	2,839
Class C	107,565	1,304,294	90,135	1,109,354
Administrator Class	680,401	8,137,919	634,427	7,682,854
Institutional Class	227,555	2,685,260	40,832	495,242

		25,857,524		22,891,000

Payment for shares redeemed
Class A	(7,999,743)	(94,610,622)	(6,028,808)	(72,871,296)
Class B	(9,509)[1]	(111,781)[1]	(4,785)	(58,475)
Class C	(1,515,076)	(18,297,168)	(650,067)	(7,959,797)
Administrator Class	(16,786,063)	(197,968,420)	(6,300,064)	(76,074,940)
Institutional Class	(17,411,489)	(204,081,059)	(3,813,661)	(46,003,940)

		(515,069,050)		(202,968,448)

Net increase (decrease) in net assets resulting from capital share transactions		(20,601,363)		194,738,272

Total increase (decrease) in net assets		(82,259,849)		251,073,748

Net assets
Beginning of period		1,132,029,614		880,955,866

End of period		$1,049,769,765		$1,132,029,614

Undistributed net investment income		$60,267		$61,771

[1]	For the period from July 1, 2016 to December 5, 2016. Effective at the close of business on December 5, 2016, Class B shares were converted to Class A shares and are no longer offered by the Fund.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo California Tax-Free Fund	23

(For a share outstanding throughout each period)

	Year ended June 30
CLASS A	2017	2016	2015	2014	2013
Net asset value, beginning of period	$12.45	$11.79	$11.73	$11.21	$11.37
Net investment income	0.36	0.36	0.38	0.42	0.40
Net realized and unrealized gains (losses) on investments	(0.62)	0.66	0.06	0.52	(0.16)

Total from investment operations	(0.26)	1.02	0.44	0.94	0.24
Distributions to shareholders from
Net investment income	(0.36)	(0.36)	(0.38)	(0.42)	(0.40)
Net asset value, end of period	$11.83	$12.45	$11.79	$11.73	$11.21
Total return[1]	(2.09)%	8.77%	3.74%	8.58%	2.06%
Ratios to average net assets (annualized)
Gross expenses	0.82%	0.82%	0.83%	0.83%	0.83%
Net expenses	0.75%	0.75%	0.75%	0.75%	0.75%
Net investment income	2.99%	2.96%	3.17%	3.71%	3.46%
Supplemental data
Portfolio turnover rate	48%	17%	30%	41%	23%
Net assets, end of period (000s omitted)	$472,582	$528,238	$470,368	$466,411	$506,770

[1]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

24	Wells Fargo California Tax-Free Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended June 30
CLASS C	2017	2016	2015	2014	2013
Net asset value, beginning of period	$12.70	$12.02	$11.96	$11.43	$11.59
Net investment income	0.27	0.27	0.29	0.34	0.32
Net realized and unrealized gains (losses) on investments	(0.63)	0.68	0.06	0.53	(0.16)

Total from investment operations	(0.36)	0.95	0.35	0.87	0.16
Distributions to shareholders from
Net investment income	(0.27)	(0.27)	(0.29)	(0.34)	(0.32)
Net asset value, end of period	$12.07	$12.70	$12.02	$11.96	$11.43
Total return[1]	(2.80)%	8.02%	2.96%	7.77%	1.33%
Ratios to average net assets (annualized)
Gross expenses	1.57%	1.57%	1.58%	1.58%	1.58%
Net expenses	1.50%	1.50%	1.50%	1.50%	1.50%
Net investment income	2.24%	2.21%	2.42%	2.96%	2.70%
Supplemental data
Portfolio turnover rate	48%	17%	30%	41%	23%
Net assets, end of period (000s omitted)	$57,727	$66,427	$50,787	$45,934	$46,050

[1]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo California Tax-Free Fund	25

(For a share outstanding throughout each period)

	Year ended June 30
ADMINISTRATOR CLASS	2017	2016	2015	2014	2013
Net asset value, beginning of period	$12.48	$11.81	$11.75	$11.23	$11.39
Net investment income	0.38	0.38	0.40	0.44	0.43
Net realized and unrealized gains (losses) on investments	(0.62)	0.67	0.06	0.52	(0.16)

Total from investment operations	(0.24)	1.05	0.46	0.96	0.27
Distributions to shareholders from
Net investment income	(0.38)	(0.38)	(0.40)	(0.44)	(0.43)
Net asset value, end of period	$11.86	$12.48	$11.81	$11.75	$11.23
Total return	(1.88)%	9.06%	3.95%	8.79%	2.27%
Ratios to average net assets (annualized)
Gross expenses	0.76%	0.76%	0.77%	0.77%	0.77%
Net expenses	0.55%	0.55%	0.55%	0.55%	0.55%
Net investment income	3.16%	3.16%	3.39%	3.91%	3.65%
Supplemental data
Portfolio turnover rate	48%	17%	30%	41%	23%
Net assets, end of period (000s omitted)	$210,209	$344,090	$210,265	$273,026	$231,383

The accompanying notes are an integral part of these financial statements.

26	Wells Fargo California Tax-Free Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended June 30
INSTITUTIONAL CLASS	2017	2016	2015[1]
Net asset value, beginning of period	$12.48	$11.81	$11.99
Net investment income	0.39	0.39	0.27
Net realized and unrealized gains (losses) on investments	(0.62)	0.67	(0.18)

Total from investment operations	(0.23)	1.06	0.09
Distributions to shareholders from
Net investment income	(0.39)	(0.39)	(0.27)
Net asset value, end of period	$11.86	$12.48	$11.81
Total return[2]	(1.81)%	9.14%	0.72%
Ratios to average net assets (annualized)
Gross expenses	0.49%	0.49%	0.50%
Net expenses	0.48%	0.48%	0.48%
Net investment income	3.28%	3.24%	3.35%
Supplemental data
Portfolio turnover rate	48%	17%	30%
Net assets, end of period (000s omitted)	$309,253	$193,154	$149,368

[1]	For the period from October 31, 2014 (commencement of class operations) to June 30, 2015

[2]	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Notes to financial statements	Wells Fargo California Tax-Free Fund	27

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo California Tax-Free Fund (the “Fund”) which is a non-diversified series of the Trust.

Effective at the close of business on December 5, 2016, Class B shares were converted to Class A shares and are no longer offered by the Fund. Information for Class B shares reflected in the financial statements represents activity through December 5, 2016.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.

Debt securities are valued at the evaluated bid price provided by an independent pricing service or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.

Futures that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price.

Investments in registered open-end investment companies are valued at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Fund. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Management Valuation Team of Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Management Valuation Team which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market values, to assess the continued appropriateness of the fair valuation methodologies used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the inputs considered in the valuation process until there is a readily available price provided on an exchange or by an independent pricing service. Valuations received from an independent pricing service or independent broker-dealer quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the manager and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

When-issued transactions

The Fund may purchase securities on a forward commitment or when-issued basis. The Fund records a when-issued transaction on the trade date and will segregate assets in an amount at least equal in value to the Fund’s commitment to purchase when-issued securities. Securities purchased on a when-issued basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

28	Wells Fargo California Tax-Free Fund	Notes to financial statements

Futures contracts

The Fund is subject to interest rate risk in the normal course of pursuing its investment objectives. The Fund may buy and sell futures contracts in order to gain exposure to, or protect against, changes in interest rates. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the Fund and the prices of futures contracts, and the possibility of an illiquid market.

The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset or liability and in the Statement of Operations as unrealized gains or losses until the contracts are closed, at which point they are recorded as net realized gains or losses on futures contracts. With futures contracts, there is minimal counterparty risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily based on the effective interest method. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has been determined to be doubtful based on consistently applied procedures and the fair value has decreased. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

Distributions to shareholders

Distributions to shareholders from net investment income are accrued daily and paid monthly. Distributions from net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior the Fund’s fiscal year end may be categorized as a tax return of capital.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable and tax-exempt income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. At June 30, 2017, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Undistributed net investment income	Accumulated net realized losses on investments
$(1,514)	$1,514

Capital loss carryforwards that do not expire are required to be utilized prior to capital loss carryforwards that expire. As of June 30, 2017, capital loss carryforwards available to offset future net realized capital gains were as follows through the indicated expiration dates:

No expiration
2018	Short-term
$4,667,645*	$6,831,769

*	Losses may be subject to certain limitations under Sections 382-384 of the Internal Revenue Code.

Notes to financial statements	Wells Fargo California Tax-Free Fund	29

As of June 30, 2017, the Fund had current year net deferred post-October capital losses consisting of $14,170,573 in short-term losses which will be recognized on the first day of the following fiscal year.

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

∎	Level 1 – quoted prices in active markets for identical securities

∎	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

∎	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of June 30, 2017:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:

Municipal obligations	$0	$1,039,845,402	$0	$1,039,845,402

Short-term investments
Investment companies	10,166,079	0	0	10,166,079
Total assets	$10,166,079	$1,039,845,402	$0	$1,050,011,481

The Fund recognizes transfers between levels within the fair value hierarchy at the end of the reporting period. At June 30, 2017, the Fund did not have any transfers into/out of Level 1, Level 2, or Level 3.

4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES

Management fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”), is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser, providing fund-level administrative services in connection with the Fund’s operations, and providing any other fund-level administrative services reasonably necessary for the operation of the Fund. As compensation for its services under the investment management agreement, Funds Management is entitled to receive an annual management fee starting at 0.40% and declining to 0.28% as the average daily net assets of the Fund increase. For the year ended June 30, 2017, the management fee was equivalent to an annual rate of 0.38% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. Wells Capital Management Incorporated, an affiliate of Funds

30	Wells Fargo California Tax-Free Fund	Notes to financial statements

Management and an indirect wholly owned subsidiary of Wells Fargo, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.20% and declining to 0.10% as the average daily net assets of the Fund increase.

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:

Class-level administration fee
Class A, Class B, Class C	0.16%
Administrator Class	0.10
Institutional Class	0.08

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses. Funds Management has committed through October 31, 2017 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 0.75% for Class A shares, 1.50% for Class C shares, 0.55% for Administrator Class C shares, and 0.48% for Institutional Class shares. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

During the year ended June 30, 2017, State Street Bank and Trust Company, the Fund’s custodian, reimbursed the Fund $7,310 for certain out-of-pocket expenses that were billed to the Fund in error from 1998-2015. This amount is included in interest income on the Statement of Operations. In addition, Funds Management was also reimbursed $3,153 for waivers/reimbursements it made to the Fund during the period the Fund was erroneously billed.

Distribution fees

The Trust has adopted a distribution plan for Class B and Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to Class B and Class C shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class B and Class C shares.

In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class B and Class C shares. For the year ended June 30, 2017, Funds Distributor received $21,546 from the sale of Class A shares and $10,000 in contingent deferred sales charges from redemptions of Class A shares. No contingent deferred sales charges were incurred by Class B and Class C shares for the year ended June 30, 2017.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class B, Class C, and Administrator Class of the Fund are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended June 30, 2017 were $477,024,421 and $525,008,011, respectively.

The Fund may purchase or sell investment securities to other Wells Fargo affiliates pursuant to Rule 17a-7 of the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices. Interfund trades are included within the respective purchases and sales amounts shown.

Notes to financial statements	Wells Fargo California Tax-Free Fund	31

6. DERIVATIVE TRANSACTIONS

During the year ended June 30, 2017, the Fund entered into futures contracts to take advantage of the differences between municipal and treasury yields and to help manage the duration of the portfolio.

As of June 30, 2017, the Fund did not have any open futures contracts. The Fund had an average notional amount of $2,636,843 in short futures contracts during the year ended June 30, 2017.

The realized gains and change in unrealized gains (losses) on futures contracts, if any, are reflected in the Statement of Operations.

7. BANK BORROWINGS

The Trust (excluding the money market funds and certain other funds) and Wells Fargo Variable Trust are parties to a $250,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund. Prior to August 30, 2016, the revolving credit agreement amount was $200,000,000 and the annual commitment fee was equal to 0.20% of the unused balance which was allocated to each participating fund.

For the year ended June 30, 2017, there were no borrowings by the Fund under the agreement.

8. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid was $33,575,063 and $29,991,986 of tax-exempt income for the years ended June 30, 2017 and June 30, 2016, respectively.

As of June 30, 2017, the components of distributable earnings on a tax basis were as follows:

Undistributed tax-exempt income	Unrealized gains	Post-October capital losses deferred	Capital loss carryforward
$720,032	$75,925,783	$(14,170,573)	$(11,499,414)

9. CONCENTRATION RISK

The Fund invests a substantial portion of its assets in issuers of municipal debt securities located in a single state or territories of the U.S. Therefore, it may be more affected by economic and political developments in that state or region than would be a comparable general tax-exempt fund.

10. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

11. REGULATORY CHANGES

In October 2016, the Securities and Exchange Commission (“SEC”) adopted new rules and forms and amended existing rules and forms (together, “final rules”) intended to modernize and enhance the reporting and disclosure of information by registered investment companies and to enhance liquidity risk management by open-end mutual funds and exchange-traded funds. The final rules will enhance the quality of information available to investors and will allow the SEC to more effectively collect and use data reported by funds. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in the Fund’s financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management has evaluated the amendments to Regulation S-X and its adoption will result in enhanced financial disclosures in the Fund’s financial statements. Management continues to evaluate the reporting requirements for the new form types (compliance date is June 1, 2018) and the implementation of the liquidity risk management program (compliance date is December 1, 2018).

32	Wells Fargo California Tax-Free Fund	Report of independent registered public accounting firm

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Wells Fargo California Tax-Free Fund (the “Fund”), one of the funds constituting the Wells Fargo Funds Trust, as of June 30, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2017, by correspondence with custodians and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo California Tax-Free Fund as of June 30, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

August 25, 2017

Other information (unaudited)	Wells Fargo California Tax-Free Fund	33

TAX INFORMATION

Pursuant to Section 852 of the Internal Revenue Code, 100% of distributions paid from net investment income is designated as exempt-interest dividends for the fiscal year ended June 30, 2017.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wellsfargofunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at wellsfargofunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available monthly on the Fund’s website (wellsfargofunds.com), on a one-month delayed basis. In addition, top ten holdings information (excluding derivative positions) for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

34	Wells Fargo California Tax-Free Fund	Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 148 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Board member of the Forté Foundation (non-profit organization) and the Vincent Memorial Hospital Endowment (non-profit organization), where he serves on the Investment Committee and as a Chair of the Audit Committee. Mr. Ebsworth is a CFA® charterholder.	Asset Allocation Trust
Jane A. Freeman (Born 1953)	Trustee, since 2015	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is a Board Member of Ruth Bancroft Garden (non-profit organization) and an inactive chartered financial analyst.	Asset Allocation Trust
Peter G. Gordon** (Born 1942)	Trustee, since 1998; Chairman, since 2005	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College.	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (charter school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust

Other information (unaudited)	Wells Fargo California Tax-Free Fund	35

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust
Timothy J. Penny (Born 1951)	Trustee, since 1996: Vice Chairman, since 2017	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Trustee of the Evergreen Funds complex (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

**	Peter Gordon is expected to retire on December 31, 2017.

Advisory Board Members

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer	Current other public company or investment company directorships
James G. Polisson (Born 1959)	Advisory Board Member, since 2017	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors (Blackrock) from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Prior thereto, Vice President, Fidelity Retail Mutual Fund Group from 1996 to 1998 and Risk Management Practice Manager, Fidelity Consulting from 1995 to 1996. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	Asset Allocation Trust
Pamela Wheelock (Born 1959)	Advisory Board Member, since 2017	Chief Operating Officer, Twin Cities Habitat for Humanity, since January, 2017. Vice President of University Services, University of Minnesota from 2012 to 2017. Prior thereto, Interim President and Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2010 to 2011, Chairman of the Board from 2009 to 2011 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently on the Board of Directors, Governance Committee and Finance Committee, for the Minnesota Philanthropy Partners (Saint Paul Foundation) since 2012 and Board Chair of the Minnesota Wild Foundation since 2010.	Asset Allocation Trust

36	Wells Fargo California Tax-Free Fund	Other information (unaudited)

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.
Nancy Wiser[1] (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Officer, since 2003	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Assistant General Counsel of Wells Fargo Bank, N.A. since 2013 and Vice President and Managing Counsel of Wells Fargo Bank, N.A. from 1996 to 2013.
Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Senior Vice President and Chief Compliance Officer since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.
Jeremy DePalma[1] (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

[1]	Nancy Wiser acts as Treasurer of 69 funds in the Fund Complex. Jeremy DePalma acts as Treasurer of 79 funds and Assistant Treasurer of 69 funds in the Fund Complex.

[2]	The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wellsfargofunds.com.

Other information (unaudited)	Wells Fargo California Tax-Free Fund	37

BOARD CONSIDERATION OF INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS:

Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”) must determine annually whether to approve the continuation of the Trust’s investment management and sub-advisory agreements. In this regard, at an in-person meeting held on May 16-17, 2017 (the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment management and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for Wells Fargo California Tax-Free Fund (the “Fund”): (i) an investment management agreement (the “Management Agreement”) with Wells Fargo Funds Management, LLC (“Funds Management”); and (ii) an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Wells Capital Management Incorporated (the “Sub-Adviser”), an affiliate of Funds Management. The Management Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.”

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at an in-person meeting in April 2017, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2017. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable. The Board considered the approval of the Advisory Agreements for the Fund as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included a description of the investment advisory services and Fund-level administrative services covered by the Management Agreement, as well as, among other things, a summary of the background and experience of senior management of Funds Management, a summary of certain organizational and personnel changes involving Funds Management and the Sub-Adviser, and a description of Funds Management’s and the Sub-Adviser’s business continuity planning programs and of their approaches to data privacy and cybersecurity. The Board also considered the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund.

The Board evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates.

Fund performance and expenses

The Board considered the performance results for the Fund over various time periods ended December 31, 2016. The Board considered these results in comparison to the performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark

38	Wells Fargo California Tax-Free Fund	Other information (unaudited)

index and to other comparative data. Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe. The Board noted that the performance of the Fund (Administrator Class) was higher than or in range of the average performance of the Universe for all periods under review. The Board also noted that the performance of the Fund was higher than its benchmark, the Bloomberg Barclays Municipal Bond Index, for all periods under review except the one-year period.

The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Broadridge to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year. Based on the Broadridge reports, the Board noted that the net operating expense ratios of the Fund were lower than the median net operating expense ratios of the expense Groups for all share classes.

The Board took into account the Fund performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreements.

Investment management and sub-advisory fee rates

The Board reviewed and considered the contractual fee rates payable by the Fund to Funds Management under the Management Agreement, as well as the contractual fee rates payable by the Fund to Funds Management for class-level administrative services under a Class-Level Administration Agreement, which include, among other things, class-level transfer agency and sub-transfer agency costs (collectively, the “Management Rates”). The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Adviser for investment sub-advisory services.

Among other information reviewed by the Board was a comparison of the Fund’s Management Rates with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the funds in the expense Groups. The Board noted that the Management Rates of the Fund were lower than or in range of the sum of these average rates for the Fund’s expense Groups for all share classes.

The Board also received and considered information about the portion of the total management fee that was retained by Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. Given the affiliation between Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of fees between them.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing mutual funds compared with those associated with managing assets of non-mutual fund clients such as institutional separate accounts.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Funds Management under the Management Agreement and to the Sub-Adviser under the Sub-Advisory Agreement was reasonable.

Profitability

The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of Wells Fargo as a whole, from providing services to the Fund and the fund family as a whole. The Board also received and considered information concerning the profitability of the Sub-Adviser from providing services to the fund family as a whole, noting that the Sub-Adviser’s profitability information with respect to providing services to the Fund was subsumed in the Wells Fargo and Funds Management profitability analysis.

Funds Management reported on the methodologies and estimates used in calculating profitability, including a description of the methodology used to allocate certain expenses. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size and type of fund. Based on its review, the Board did not deem the profits reported by Funds Management or Wells Fargo from its services to the Fund to be at a level that would prevent it from approving the continuation of the Advisory Agreements.

Other information (unaudited)	Wells Fargo California Tax-Free Fund	39

Economies of scale

With respect to possible economies of scale, the Board noted the existence of breakpoints in the Fund’s management fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size. It considered that, for a small fund or a fund that shrinks in size, breakpoints conversely can result in higher fee levels. The Board also considered that in addition to management fee breakpoints, competitive management fee rates set at the outset without regard to breakpoints and fee waiver and expense reimbursement arrangements are means of sharing potential economies of scale with shareholders of the Fund. The Board considered Funds Management’s view, which Funds Management indicated was supported by independent third-party industry studies which were summarized for the Board, that any analyses of potential economies of scale in managing a particular fund are inherently limited in light of the joint and common costs and investments that Funds Management incurs across the fund family as a whole.

The Board concluded that the Fund’s fee and expense arrangements, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.

Other benefits to Funds Management and the Sub-Adviser

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund. The Board noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser, fees earned by Funds Management and the Sub-Adviser from managing a private investment vehicle for the fund family’s securities lending collateral and commissions earned by an affiliated broker from portfolio transactions.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.

Conclusion

At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable.

40	Wells Fargo California Tax-Free Fund	List of abbreviations

The following is a list of common abbreviations for terms and entities that may have appeared in this report.

ACA	— ACA Financial Guaranty Corporation
ADR	— American depositary receipt
ADS	— American depositary shares
AGC	— Assured Guaranty Corporation
AGM	— Assured Guaranty Municipal
Ambac	— Ambac Financial Group Incorporated
AMT	— Alternative minimum tax
AUD	— Australian dollar
BAN	— Bond anticipation notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazilian real
CAB	— Capital appreciation bond
CAD	— Canadian dollar
CCAB	— Convertible capital appreciation bond
CDA	— Community Development Authority
CDO	— Collateralized debt obligation
CHF	— Swiss franc
CLO	— Collateralized loan obligation
CLP	— Chilean peso
COP	— Colombian peso
DKK	— Danish krone
DRIVER	— Derivative inverse tax-exempt receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-traded fund
EUR	— Euro
FDIC	— Federal Deposit Insurance Corporation
FFCB	— Federal Farm Credit Banks
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Administration
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British pound
GDR	— Global depositary receipt
GNMA	— Government National Mortgage Association
GO	— General obligation
HCFR	— Healthcare facilities revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher education facilities authority revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong dollar
HUD	— Department of Housing and Urban Development
HUF	— Hungarian forint
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Indonesian rupiah
IEP	— Irish pound
JPY	— Japanese yen
KRW	— Republic of Korea won
LIBOR	— London Interbank Offered Rate
LIFER	— Long Inverse Floating Exempt Receipts
LIQ	— Liquidity agreement
LLC	— Limited liability company
LLLP	— Limited liability limited partnership
LLP	— Limited liability partnership
LOC	— Letter of credit
LP	— Limited partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multifamily housing revenue
MSTR	— Municipal securities trust receipts
MTN	— Medium-term note
MUD	— Municipal Utility District
MXN	— Mexican peso
MYR	— Malaysian ringgit
National	— National Public Finance Guarantee Corporation
NGN	— Nigerian naira
NOK	— Norwegian krone
NZD	— New Zealand dollar
PCFA	— Pollution Control Financing Authority
PCL	— Public Company Limited
PCR	— Pollution control revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable floating option tax-exempt receipts
PJSC	— Public Joint Stock Company
plc	— Public limited company
PLN	— Polish zloty
PUTTER	— Puttable tax-exempt receipts
R&D	— Research & development
Radian	— Radian Asset Assurance
RAN	— Revenue anticipation notes
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real estate investment trust
ROC	— Reset option certificates
RON	— Romanian lei
RUB	— Russian ruble
SAVRS	— Select auction variable rate securities
SBA	— Small Business Authority
SDR	— Swedish depositary receipt
SEK	— Swedish krona
SFHR	— Single-family housing revenue
SFMR	— Single-family mortgage revenue
SGD	— Singapore dollar
SPA	— Standby purchase agreement
SPDR	— Standard & Poor’s Depositary Receipts
SPEAR	— Short Puttable Exempt Adjustable Receipts
STRIPS	— Separate trading of registered interest and
principal securities
TAN	— Tax anticipation notes
TBA	— To be announced
THB	— Thai baht
TIPS	— Treasury inflation-protected securities
TRAN	— Tax revenue anticipation notes
TRY	— Turkish lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
ZAR	— South African rand

For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, email, visit the Fund’s website, or call:

Wells Fargo Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: fundservice@wellsfargo.com

Website: wellsfargofunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wellsfargofunds.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Asset Management (WFAM) is a trade name used by the asset management businesses of Wells Fargo & Company. Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the funds. The funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA, an affiliate of Wells Fargo & Company. Neither Wells Fargo Funds Management nor Wells Fargo Funds Distributor has Fund customer accounts/assets, and neither provides investment advice/recommendations or acts as an investment advice fiduciary to any investor.

NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

© 2017 Wells Fargo Funds Management, LLC. All rights reserved.

304890 08-17 A249/AR249 06-17

Annual Report

June 30, 2017

Wells Fargo
Colorado Tax-Free Fund

Reduce clutter. Save trees.

Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of June 30, 2017, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

2	Wells Fargo Colorado Tax-Free Fund	Letter to shareholders (unaudited)

Andrew Owen

President

Wells Fargo Funds

Many equity markets advanced during this reporting period, supported by modest economic growth despite political uncertainty.

Dear Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Colorado Tax-Free Fund for the 12-month period that ended June 30, 2017. Many equity markets advanced during this reporting period, supported by modest economic growth despite political uncertainty. U.S. and international stocks returned 17.90% and 20.45% for the 12-month period, respectively, as measured by the S&P 500 Index1 and the MSCI ACWI ex USA Index (Net).2 Within fixed income, the Bloomberg Barclays U.S. Aggregate Bond Index3 returned -0.31% and the Bloomberg Barclays Municipal Bond Index4 returned -0.49% as interest rates rose from low levels.

Globally, stocks delivered positive results in the third quarter of 2016; bonds’ interest rates remained low.

Stocks’ upward trend continued into August 2016 and then lost some steam. Ever since the Great Recession, markets worldwide have been supported to varying degrees by accommodative policies from leading central banks, including the Federal Reserve (Fed), European Central Bank (ECB), Bank of England, and Bank of Japan. As a result, investors have watched closely for any signs that global central banks might tighten their measures. In the U.S., early-September comments by several Fed officials appeared to suggest a September interest-rate increase, which sent stock and bond prices down. However, stocks surged following the Fed’s September 20th meeting on news that the Fed had decided to delay a rate increase to later in 2016. In bond markets, interest rates rose during the quarter but remained at historically low levels as a result of easy monetary policies, subdued global growth, and modest inflation expectations. Yields did rise, however, after bottoming in early July, because market participants felt that yields had overshot the real risks of the U.K.’s vote to exit the European Union and as economic activity strengthened.

During the fourth quarter of 2016, prospects for faster growth and higher interest rates in the U.S. influenced markets.

Early in the fourth quarter of 2016, U.S. stocks tended to trade lower amid concerns such as a likely interest-rate increase and uncertainty over the approaching general election. However, following Donald Trump’s election as president in early November, U.S. stocks began to rally. Investors appeared optimistic that the new administration would usher in a series of progrowth policies, and supportive economic news helped the rally carry through the quarter. The buoyant environment sent interest rates higher as well. At its mid-December meeting, Fed officials raised their target interest rate for the first time in a year by a quarter percentage point to between 0.50% and 0.75%. The fourth quarter also saw the implementation of the Securities and Exchange Commission’s new rules for money market funds, which included floating net asset values (NAVs) for institutional prime and municipal money market funds as well as the possibility of liquidity fees and redemption gates. In the year leading up to money market fund reform implementation, nearly $1 trillion in assets moved from these types of money market funds into government money market funds, which continued to transact at a stable $1 NAV. Outside of the U.S., the prospects for faster U.S. growth appeared to trigger some acceleration in Europe.

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[2]	The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the United States and Canada. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[3]	The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar–denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[4]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

Letter to shareholders (unaudited)	Wells Fargo Colorado Tax-Free Fund	3

Economies improved in the first quarter of 2017, supporting markets.

Stocks rallied globally through the first quarter of 2017, supported by signs of improvement in the U.S. and global economies. U.S. economic data released during the quarter reflected a healthy economy. Hiring remained strong, and business and consumer sentiment improved. In March, Fed officials raised their target interest rate by a quarter percentage point to between 0.75% and 1.00%. With the Fed’s target interest rate increase, short-term bond yields rose during the quarter. Meanwhile, longer-term Treasury yields were little changed, leading to positive performance. Investment-grade and high-yield bonds benefited from strong demand. Municipal bond returns were positive in the quarter, helped by strong demand and constrained new-issue supply. Outside of the U.S., stocks in emerging markets generally outperformed stocks in the U.S. and international developed markets because they benefited from both global economic growth and recent weakening in the U.S. dollar. European stocks also outperformed the U.S. market.

Steady advancement in many markets marked the second quarter of 2017.

With steady, modest economic growth both in the U.S. and abroad during the second quarter of 2017, most equity markets in the U.S. and abroad advanced with few signs of volatility. Within the economy, U.S. inflation trended lower despite the unemployment rate continuing to decline. Ten-year U.S. Treasury yields declined, resulting in stronger prices for long-term bonds. As was widely expected, Fed officials in June again raised their target interest rate by a quarter percentage point to between 1.00% and 1.25%. They also released a blueprint for reducing the Fed’s balance sheet, which had ballooned due to quantitative easing. Although economic momentum increased in Europe, the ECB held its rates steady at low levels because underlying inflation remained subdued. In emerging markets, many countries benefited from stronger currencies versus the U.S. dollar.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest in Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Andrew Owen

President

Wells Fargo Funds

Periods of uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future.

For further information about your Fund, contact your investment professional, visit our website at wellsfargofunds.com, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

4	Wells Fargo Colorado Tax-Free Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks current income exempt from federal income tax and Colorado individual income tax.

Manager

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Terry J. Goode

Adrian Van Poppel

Average annual total returns (%) as of June 30, 20171

		Including sales charge			Excluding sales charge			Expense ratios[2] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[3]
Class A (NWCOX)	7-31-1995	(6.15)	2.68	3.61	(1.73)	3.63	4.09	0.93	0.85
Class C (WCOTX)	3-31-2008	(3.37)	2.88	3.31	(2.37)	2.88	3.31	1.68	1.60
Administrator Class (NCOTX)	8-23-1993	–	–	–	(1.49)	3.89	4.35	0.87	0.60
Institutional Class (WCITX)	10-31-2016	–	–	–	(1.34)	3.92	4.37	0.60	0.52
Bloomberg Barclays Municipal Bond Index[4]	–	–	–	–	(0.49)	3.26	4.60	–	–
Bloomberg Barclays Colorado Municipal Bond Index[5]	–	–	–	–	(0.54)	3.91	5.11	–	–

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargofunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 4.50%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Administrator Class and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. Changes in market conditions and government policies may lead to periods of heightened volatility in the bond market and reduced liquidity for certain bonds held by the Fund. In general, when interest rates rise, bond values fall and investors may lose principal value. Interest-rate changes and their impact on the Fund and its share price can be sudden and unpredictable. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to Colorado municipal securities risk and high-yield securities risk. Consult the Fund’s prospectus for additional information on these and other risks. A portion of the Fund’s income may be subject to federal, state, and/or local income taxes or the Alternative Minimum Tax (AMT). Any capital gains distributions may be taxable.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Colorado Tax-Free Fund	5

Growth of $10,000 investment as of June 30, 2017[6]

[1]	Historical performance shown for Class C shares prior to their inception reflects the performance of Class A shares, adjusted to reflect the higher expenses applicable to Class C shares. Historical performance shown for the Institutional Class shares prior to their inception reflects the performance of the Administrator Class shares, and is not adjusted to reflect Institutional Class expenses. If these expenses had been included, returns for Institutional Class shares would be higher.

[2]	Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.

[3]	The manager has contractually committed through October 31, 2017, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waivers at the amounts shown. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses, and extraordinary expenses are excluded from the expense cap. Without this cap, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio or the Fund’s Total Annual Fund Operating Expenses After Fee Waivers, as stated in the prospectuses.

[4]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

[5]	The Bloomberg Barclays Colorado Municipal Bond Index is the Colorado component of the Bloomberg Barclays Municipal Bond Index. You cannot invest directly in an index.

[6]	The chart compares the performance of Class A shares for the most recent ten years with the Bloomberg Barclays Municipal Bond Index and the Bloomberg Barclays Colorado Municipal Bond Index. The chart assumes a hypothetical $10,000 investment in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 4.50%.

[7]	Amounts are calculated based on the total investments of the Fund. These amounts are subject to change and may have changed since the date specified.

[8]	The credit quality distribution of portfolio holdings reflected in the chart is based on ratings from Standard & Poor’s, Moody’s Investors Service, and/or Fitch Ratings Ltd. Credit quality ratings apply to the underlying holdings of the Fund and not to the Fund itself. The percentages of the Fund’s portfolio with the ratings depicted in the chart are calculated based on the total market value of fixed income securities held by the Fund. If a security was rated by all three rating agencies, the middle rating was utilized. If rated by two of three rating agencies, the lower rating was utilized, and if rated by one of the rating agencies, that rating was utilized. Standard & Poor’s rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Ratings from A to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories. Standard & Poor’s rates the creditworthiness of short-term notes from SP-1 (highest) to SP-3 (lowest). Moody’s rates the creditworthiness of bonds, ranging from Aaa (highest) to C (lowest). Ratings Aa to B may be modified by the addition of a number 1 (highest) to 3 (lowest) to show relative standing within the ratings categories. Moody’s rates the creditworthiness of short-term U.S. tax-exempt municipal securities from MIG 1/VMIG 1 (highest) to SG (lowest). Fitch rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Credit quality distribution is subject to change and may have changed since the date specified

6	Wells Fargo Colorado Tax-Free Fund	Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

∎	The Fund underperformed its benchmark, the Bloomberg Barclays Municipal Bond Index, for the 12-month period that ended June 30, 2017. The Fund also underperformed the Bloomberg Barclays Colorado Municipal Bond Index during the same period.

∎	Longer duration (more interest-rate sensitivity) and yield-curve positioning that was overweight underperforming longer-term maturities, detracted from performance.

∎	Issue selection in the transportation and the water and sewer sectors detracted from performance.

∎	The main contributors to performance were an overweight to BBB-rated and BB-rated bonds, which outperformed higher-rated debt, and an overweight to housing, the best-performing sector in the Bloomberg Barclays Municipal Bond Index.

Effective maturity distribution as of June 30, 2017[7]

The Fed continued to normalize monetary policy.

During the first half of the reporting period, increased volatility and record-high supply characterized the municipal bond markets. (Supply hit a historical peak in calendar year 2016, mainly due to refunding issues rather than new issues.) Stronger economic data and greater inflation expectations caused an initial 35- to 40-basis-point (bp; 100 bps equals 1.00%) Treasury bond yield increase from August through October. Flows into municipal funds turned negative in November, alongside higher interest rates. Treasury yields increased an additional 50 bps in late 2016 due to the prospect of fiscal stimulus and tax reform under the new U.S. administration as well as the U.S. Federal Reserve’s (Fed’s) 25-bp rate hike in December 2016.

In the second half of the fiscal year, the Fed raised rates twice despite expectations of low inflation and a weaker-than-expected U.S. gross domestic product (GDP). Fund flows stabilized as interest rates remained within a tight range providing support for municipals. Municipal yields declined compared with Treasury yields as the presidential administration expressed support for the municipal tax exemption and repeal of the Alternative Minimum Tax.

Credit quality as of June 30, 2017[8]

Credit-quality allocation aided results while duration detracted.

The Fund’s longer duration relative to benchmark, along with its yield-curve positioning that was overweight to the 20-year and longer maturity segments, hampered performance. The Fund’s duration was six months longer than the benchmark at the start of the period. Because interest rates increased the Fund’s longer duration detracted from Fund performance. Shorter maturities—five years and less—were the best-returning maturity segments, while longer maturities lagged significantly. We shortened duration toward period-end by selling lower-rated bonds, which were benefiting from strong investor demand for yield. The Fund is overweight BBB-rated and BB-rated bonds, which contributed because the lower-rated bonds outperformed higher-quality bonds. The Fund’s overweight to the appropriation, education, and special tax sectors detracted from results; these sectors were among the worst performing in the Bloomberg Barclays Municipal Bond Index. An overweight to the housing sector aided results, with positive performance from the Fund’s holding of Colorado State University Campus Village Apartments.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Colorado Tax-Free Fund	7

We expect robust demand for Colorado municipal bonds.

Due to the state’s overall strong credit profile, we expect demand for Colorado’s municipal bonds is likely to remain robust. Colorado’s economy has continued to experience strong growth; the strength in the technology and service sectors offsets the weakness in the mining and oil sectors. Colorado’s $294 billion GDP ranks 18th in the U.S., and its income levels remain above average while its poverty rates remain low.

Limited availability of gross municipal supply and continued strong demand are expected to bolster municipal valuations in the medium term. Maturities and calls of bonds are above state averages, with Colorado ranking in the top half in the nation. However, these strong technical factors may be overwhelmed by rising interest rates and negative fund flows. We expect the Fed to raise rates over the next 6 to 12 months. Clarity on potential tax reforms is expected to affect valuations. We expect to keep duration neutral compared with the benchmark, focus purchases on steeper parts of the yield curve, and maintain a credit weighting to BBB-rated and BB-rated debt.

Please see footnotes on page 5.

8	Wells Fargo Colorado Tax-Free Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from January 1, 2017 to June 30, 2017.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 1-1-2017	Ending account value 6-30-2017	Expenses paid during the period¹	Annualized net expense ratio
Class A
Actual	$1,000.00	$1,031.83	$4.23	0.84%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.63	$4.21	0.84%
Class C
Actual	$1,000.00	$1,028.93	$8.00	1.59%
Hypothetical (5% return before expenses)	$1,000.00	$1,016.91	$7.95	1.59%
Administrator Class
Actual	$1,000.00	$1,033.05	$3.02	0.60%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.82	$3.01	0.60%
Institutional Class
Actual	$1,000.00	$1,034.46	$2.57	0.51%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.26	$2.56	0.51%

[1]	Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Portfolio of investments—June 30, 2017	Wells Fargo Colorado Tax-Free Fund	9

Security name	Interest rate	Maturity date	Principal	Value

Municipal Obligations: 99.16%

Arizona: 1.11%
Phoenix AZ IDA Rowan University Project (Education Revenue)	5.25%	6-1-2034	$1,000,000	$1,106,990

California: 2.40%
Inglewood CA Unified School District (Tax Revenue, AGM Insured)	5.25	10-15-2021	1,000,000	1,147,240
Norco CA Redevelopment Agency Project Area #1 (Tax Revenue)	6.00	3-1-2036	1,120,000	1,250,491

				2,397,731

Colorado: 90.44%
Adams County CO Certificate of Participation Refunding Bonds (Miscellaneous Revenue)	5.00	12-15-2026	2,070,000	2,539,538
Adams County CO Certificate of Participation Refunding Bonds (Miscellaneous Revenue)	5.00	12-1-2034	500,000	570,710
Adams County CO Rangeview Library District Certificate of Participation Series 2015 (Miscellaneous Revenue, AGM Insured)	5.00	12-15-2029	1,000,000	1,169,830
Arapahoe County CO Copperleaf Metropolitan District #2 (GO Revenue)	5.75	12-1-2045	500,000	521,830
Arapahoe County CO Water & Wastewater Authority (Water & Sewer Revenue, AGM Insured)	5.00	12-1-2033	500,000	507,890
Arvada CO Jefferson Center Metropolitan District #1 (Tax Revenue)	4.75	12-1-2026	1,000,000	1,004,580
Aspen Valley Hospital District Refunding Bonds Series 2012 (Health Revenue)	5.00	10-15-2033	600,000	657,672
Aurora CO Certificate of Participation Refunding Bonds Series 2009A (Miscellaneous Revenue)	5.00	12-1-2027	2,000,000	2,175,000
Aurora CO Cornerstar Metropolitan District Refunding Bonds Series A (GO Revenue)	5.25	12-1-2047	1,000,000	1,037,140
Aurora CO E-470 Public Highway Authority CAB Series A (Miscellaneous Revenue, National Insured) ¤	0.00	9-1-2034	4,000,000	2,099,440
Aurora CO First Lien Water Improvement Bonds Series 2007A (Water & Sewer Revenue, Ambac Insured)	5.00	8-1-2039	1,000,000	1,003,630
Aurora CO Park 70 Metropolitan District (GO Revenue)	5.00	12-1-2046	1,000,000	1,073,750
Broomfield CO Great Western Park Metropolitan District #2 (GO Revenue)	5.00	12-1-2046	825,000	828,011
Canon City CO Finance Authority Certificate of Participation Series 2008 (Miscellaneous Revenue, AGC Insured)	5.00	12-1-2032	150,000	158,453
Colorado Board of Governors State University System Enterprise Bonds Series 2013C (Education Revenue)	5.25	3-1-2033	725,000	842,233
Colorado Board of Governors State University System Enterprise Bonds Series E1 (Education Revenue)	5.00	3-1-2040	2,000,000	2,270,680
Colorado Department of Transportation Certificate of Participation Series 2017 (Miscellaneous Revenue)	5.00	6-15-2032	500,000	585,320
Colorado Department of Transportation Certificate of Participation Series 2017 (Miscellaneous Revenue)	5.00	6-15-2041	2,500,000	2,864,825
Colorado ECFA Alexander Dawson School LLC Project (Education Revenue)	5.00	2-15-2040	1,000,000	1,057,880
Colorado ECFA Charter School American Academy Project (Education Revenue)	7.25	12-1-2028	1,000,000	1,106,060
Colorado ECFA Charter School American Academy Project (Education Revenue)	7.38	12-1-2028	1,000,000	1,107,810
Colorado ECFA Charter School Aspen Ridge School Project Series 2015A (Education Revenue) 144A	4.13	7-1-2026	625,000	629,450
Colorado ECFA Charter School Banning Lewis Ranch Academy Project Series A (Education Revenue)	6.00	12-15-2037	500,000	479,540
Colorado ECFA Charter School Ben Franklin Academy Project (Education Revenue)	5.00	7-1-2036	750,000	831,795
Colorado ECFA Charter School Collegiate Project (Education Revenue, Syncora Guarantee Incorporated Insured)	5.00	6-15-2019	450,000	451,485
Colorado ECFA Charter School Collegiate Project (Education Revenue, Syncora Guarantee Incorporated Insured)	5.25	6-15-2024	1,140,000	1,143,933
Colorado ECFA Charter School District Montessori Charter School Project (Education Revenue)	5.00	7-15-2037	1,150,000	1,230,719

The accompanying notes are an integral part of these financial statements.

10	Wells Fargo Colorado Tax-Free Fund	Portfolio of investments—June 30, 2017

Security name	Interest rate	Maturity date	Principal	Value

Colorado (continued)
Colorado ECFA Charter School Pinnacle High School Project (Education Revenue)	5.13%	12-1-2039	$500,000	$509,770
Colorado ECFA Charter School Refunding and Improvement Bonds Flagstaff Academy Project 2015 (Education Revenue)	5.00	8-1-2036	335,000	371,334
Colorado ECFA Charter School Refunding and Improvement Bonds Skyview Academy Project 2014 (Education Revenue) 144A	4.13	7-1-2024	500,000	509,600
Colorado ECFA Charter School Refunding and Improvement Bonds University Laboratory School Project 2015 (Education Revenue) 144A	5.00	12-15-2028	600,000	626,478
Colorado ECFA Refunding Bonds The University Corporation for Atmosphere Research Project Series 2010 (Education Revenue)	5.00	9-1-2032	1,265,000	1,414,308
Colorado ECFA Refunding Bonds The University Corporation for Atmosphere Research Project Series B (Education Revenue)	5.00	9-1-2030	1,770,000	1,977,816
Colorado ECFA Student Housing Campus Village Apartment Project (Miscellaneous Revenue)	5.50	6-1-2033	1,735,000	1,801,173
Colorado ECFA Twin Peaks Charter Academy (Education Revenue)	6.75	11-15-2028	750,000	808,463
Colorado EDFA Charter School Refunding and Improvement Bonds Eagle Ridge Academy Project (Education Revenue) 144A	5.00	11-1-2036	1,000,000	1,004,190
Colorado Health Facilities Authority Adventist Health Sunbelt Series C (Health Revenue) ±	5.00	11-15-2036	500,000	607,320
Colorado Health Facilities Authority Catholic Health Initiatives Series D-1 (Health Revenue)	6.25	10-1-2033	1,000,000	1,052,670
Colorado Health Facilities Authority Covenant Retirement Communities Series 2012C (Health Revenue)	5.00	12-1-2022	1,000,000	1,132,990
Colorado Health Facilities Authority Evangelical Lutheran Good Samaritan Society Series 2015A (Health Revenue)	5.00	6-1-2040	1,000,000	1,065,180
Colorado Health Facilities Authority Sisters of Charity Leavenworth Health System Series 2013A (Health Revenue)	5.50	1-1-2035	1,000,000	1,156,290
Colorado Health Facilities Authority Sunny Vista Living Center Series A (Health Revenue) 144A	5.00	12-1-2025	670,000	682,462
Colorado HFA Fraiser Meadows Retirement Community Project Series 2017A (Health Revenue)	5.25	5-15-2047	1,000,000	1,054,560
Colorado HFA Waste Management Incorporated Project (Miscellaneous Revenue)	5.70	7-1-2018	500,000	521,795
Colorado High Performance Transportation Enterprise U.S. 36 and I-25 Managed Lanes (Transportation Revenue)	5.75	1-1-2044	1,200,000	1,291,512
Colorado International Center Metropolitan District #3 Refunding Bonds (GO Revenue)	4.63	12-1-2031	635,000	611,029
Colorado Park Creek Metropolitan District Refunding Bonds Series A (Tax Revenue)	5.00	12-1-2045	500,000	542,120
Colorado Parker Homestead Metropolitan District Refunding and Improvement Bonds (GO Revenue)	5.63	12-1-2044	1,000,000	1,048,400
Colorado Regional Transportation District Certificate of Participation Series 2010A (Miscellaneous Revenue)	5.38	6-1-2031	2,500,000	2,743,500
Colorado Regional Transportation District Certificate of Participation Series 2014A (Miscellaneous Revenue)	5.00	6-1-2044	2,000,000	2,228,040
Colorado Regional Transportation District Certificate of Participation Transit Vehicles Series A (Miscellaneous Revenue, Ambac Insured)	5.00	12-1-2022	1,000,000	1,017,370
Colorado Regional Transportation District Fastracks Project Revenue Bonds Series 2013A (Tax Revenue)	5.00	11-1-2031	1,000,000	1,165,040
Colorado Springs CO Utilities System Improvement Bonds Series 2013 B-2 (Utilities Revenue)	5.00	11-15-2038	3,000,000	3,469,980
Commerce City CO Sales & Use Tax Bonds Series 2014 (Tax Revenue, AGM Insured)	5.00	8-1-2044	1,250,000	1,396,650
Denver CO City & County Department of Aviation Airport System Bonds Series 2012B (Airport Revenue)	5.00	11-15-2030	2,000,000	2,281,300
Denver CO City & County Excise Tax Series A (Tax Revenue, AGC Insured)	6.00	9-1-2021	2,000,000	2,210,080
Denver CO School District #1 Certificate of Participation Series B (Miscellaneous Revenue)	5.00	12-15-2035	1,000,000	1,146,010
Denver CO School District #1 Certificate of Participation Series B (Miscellaneous Revenue)	5.00	12-15-2045	1,200,000	1,359,888

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—June 30, 2017	Wells Fargo Colorado Tax-Free Fund	11

Security name	Interest rate	Maturity date	Principal	Value

Colorado (continued)
Douglas County CO Stonegate Village Metropolitan District (Water & Sewer Revenue, AGM Insured)	5.00%	12-1-2045	$525,000	$582,971
East Cherry Creek Valley CO Water and Sanitation District (Water & Sewer Revenue)	5.00	11-15-2032	750,000	884,040
El Paso County CO School District #49 (Miscellaneous Revenue, National Insured)	5.00	12-15-2027	1,430,000	1,457,213
Fountain CO Urban Renewal Authority South Academy Highlands Project Series 2015-A (Tax Revenue)	4.50	11-1-2029	1,310,000	1,364,758
Fremont County CO Finance Corporation Certificate of Participation Series 2013 (Miscellaneous Revenue)	5.25	12-15-2038	1,265,000	1,419,406
Garfield County CO Public Library District Lease Purchase Financing Program (Miscellaneous Revenue)	5.00	12-1-2026	715,000	780,637
Longmont CO Certificate of Participation Series 2014 (Miscellaneous Revenue)	5.00	12-1-2034	1,000,000	1,141,670
Park Meadows CO Business Improvement District (Tax Revenue)	5.00	12-1-2017	50,000	50,487
Platte Valley CO Fire Protection District (Miscellaneous Revenue)	5.00	12-1-2036	325,000	349,895
Regents of the University of Colorado Certificate of Participation Series 2013A (Education Revenue)	5.00	11-1-2028	2,000,000	2,305,560
Tender Option Bond Trust Receipts/Certificates Series 2015-XF1001 (Health Revenue, Deutsche Bank LIQ) 144Aø	1.13	1-1-2045	1,900,000	1,900,000
Tender Option Bond Trust Receipts/Certificates Series 2016-XG0068 (Health Revenue, Deutsche Bank LIQ) 144Aø	1.05	12-1-2032	500,000	500,000
Thornton CO Development Authority East 144th Avenue and I-25 Project Series B (Tax Revenue)	5.00	12-1-2034	1,375,000	1,545,968
University of Colorado Enterprise System Series A (Education Revenue)	5.00	6-1-2026	1,000,000	1,143,400
University of Colorado Hospital Authority Series A (Health Revenue)	6.00	11-15-2029	2,000,000	2,187,360
Weld County CO Eaton Area Park and Recreation District Series 2015 (GO Revenue)	5.50	12-1-2038	1,075,000	1,169,962
Westminster CO Certificate of Participation Series 2015A (Miscellaneous Revenue)	5.00	12-1-2035	2,000,000	2,284,420
Wheatlands CO (GO Revenue, Build America Mutual Assurance Company Insured)	5.00	12-1-2030	500,000	573,200

				90,397,469

Guam: 1.61%
Guam Government Business Privilege Tax Series A (Tax Revenue)	5.00	1-1-2031	1,000,000	1,057,290
Guam Government Limited Obligation Section 30 Series A (Miscellaneous Revenue)	5.75	12-1-2034	500,000	555,080

				1,612,370

Maryland: 0.47%
Maryland Economic Development Corporation Salisbury University Project (Education Revenue)	5.00	6-1-2027	235,000	253,551
Maryland Economic Development Corporation Salisbury University Project (Education Revenue)	5.00	6-1-2030	200,000	213,164

				466,715

New York: 1.50%
New York NY Transitional Finance Authority NYC Recovery Series 3 Subordinate Series 3C (Tax Revenue, Dexia Credit Local SPA) ø	1.00	8-1-2031	1,500,000	1,500,000

Pennsylvania: 1.63%
East Hempfield Township PA IDA Student Services Incorporated Student Housing Project of Millersville University (Education Revenue)	5.00	7-1-2029	500,000	541,380
Pennsylvania Higher Education Facilities Authority Indiana University Student Housing Project Series A (Education Revenue)	5.00	7-1-2032	1,000,000	1,092,750

				1,634,130

Total Municipal Obligations (Cost $93,831,635)				99,115,405

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Colorado Tax-Free Fund	Portfolio of investments—June 30, 2017

Security name	Yield	Shares	Value

Short-Term Investments: 0.19%

Investment Companies: 0.19%
Wells Fargo Municipal Cash Management Fund Institutional Class (l)(u)	0.81%	187,524	$187,636

Total Short-Term Investments (Cost $187,636)			187,636

Total investments in securities (Cost $94,019,271) *	99.35%	99,303,041
Other assets and liabilities, net	0.65	651,130

Total net assets	100.00%	$99,954,171

¤	The security is issued in zero coupon form with no periodic interest payments.

144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.

±	Variable rate investment. The rate shown is the rate in effect at period end.

ø	Variable rate demand notes are subject to a demand feature which reduces the effective maturity. The maturity date shown represents the final maturity date of the security. The interest rate is determined and reset by the issuer daily, weekly, or monthly depending upon the terms of the security. The rate shown is the rate in effect at period end.

(l)	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.

(u)	The rate represents the 7-day annualized yield at period end.

*	Cost for federal income tax purposes is $94,019,069 and unrealized gains (losses) consists of:

Gross unrealized gains	$5,426,401
Gross unrealized losses	(142,429)

Net unrealized gains	$5,283,972

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities—June 30, 2017	Wells Fargo Colorado Tax-Free Fund	13

Assets
Investments
In unaffiliated securities, at value (cost $93,831,635)	$99,115,405
In affiliated securities, at value (cost $187,636)	187,636

Total investments, at value (cost $94,019,271)	99,303,041
Receivable for Fund shares sold	105,469
Receivable for interest	821,181
Prepaid expenses and other assets	69,332

Total assets	100,299,023

Liabilities
Dividends payable	102,581
Payable for Fund shares redeemed	155,256
Management fee payable	28,202
Distribution fee payable	5,440
Administration fees payable	11,002
Shareholder servicing fees payable	19,744
Accrued expenses and other liabilities	22,627

Total liabilities	344,852

Total net assets	$99,954,171

NET ASSETS CONSIST OF
Paid-in capital	$96,700,559
Undistributed net investment income	298,042
Accumulated net realized losses on investments	(2,328,200)
Net unrealized gains on investments	5,283,770

Total net assets	$99,954,171

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE
Net assets – Class A	$35,705,706
Shares outstanding – Class A1	3,256,393
Net asset value per share – Class A	$10.96
Maximum offering price per share – Class A2	$11.48
Net assets – Class C	$8,124,505
Shares outstanding – Class C1	740,242
Net asset value per share – Class C	$10.98
Net assets – Administrator Class	$45,021,950
Shares outstanding – Administrator Class[1]	4,106,122
Net asset value per share – Administrator Class	$10.96
Net assets – Institutional Class	$11,102,010
Shares outstanding – Institutional Class[1]	1,012,367
Net asset value per share – Institutional Class	$10.97

[1]	The Fund has an unlimited number of authorized shares.

[2]	Maximum offering price is computed as 100/95.50 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Colorado Tax-Free Fund	Statement of operations—year ended June 30, 2017

Investment income
Interest	$4,386,488
Income from affiliated securities	7,004

Total investment income	4,393,492

Expenses
Management fee	450,675
Administration fees
Class A	64,002
Class C	14,423
Administrator Class	57,810
Institutional Class	4,675 [1]
Shareholder servicing fees
Class A	100,003
Class C	22,537
Administrator Class	144,302
Distribution fee
Class C	67,610
Custody and accounting fees	10,853
Professional fees	48,746
Registration fees	11,452
Shareholder report expenses	46,721
Trustees’ fees and expenses	20,642
Other fees and expenses	7,077

Total expenses	1,071,528
Less: Fee waivers and/or expense reimbursements	(212,731)

Net expenses	858,797

Net investment income	3,534,695

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS

Net realized gains (losses) on:
Unaffiliated securities	(855,433)
Affiliated securities	320

Net realized losses on investments	(855,113)
Net change in unrealized gains (losses) on investments	(4,966,062)

Net realized and unrealized gains (losses) on investments	(5,821,175)

Net decrease in net assets resulting from operations	$(2,286,480)

[1]	For the period from October 31, 2016 (commencement of class operations) to June 30, 2017

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets	Wells Fargo Colorado Tax-Free Fund	15

	Year ended June 30, 2017		Year ended June 30, 2016

Operations
Net investment income		$3,534,695		$3,085,095
Net realized losses on investments		(855,113)		(27,079)
Net change in unrealized gains (losses) on investments		(4,966,062)		5,358,174

Net increase (decrease) in net assets resulting from operations		(2,286,480)		8,416,190

Distributions to shareholders from
Net investment income
Class A		(1,222,006)		(1,095,590)
Class C		(208,016)		(124,324)
Administrator Class		(1,900,560)		(1,865,181)
Institutional Class		(204,143)[1]		N/A

Total distributions to shareholders		(3,534,725)		(3,085,095)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	569,078	6,388,686	696,674	7,784,831
Class C	263,165	2,933,638	422,886	4,750,010
Administrator Class	1,323,047	14,665,474	1,447,561	16,128,508
Institutional Class	1,292,996 [1]	13,980,348 [1]	N/A	N/A

		37,968,146		28,663,349

Reinvestment of distributions
Class A	108,060	1,189,561	95,642	1,066,603
Class C	18,051	198,712	10,332	115,562
Administrator Class	57,750	637,800	58,589	653,646
Institutional Class	18,777 [1]	204,143 [1]	N/A	N/A

		2,230,216		1,835,811

Payment for shares redeemed
Class A	(1,016,415)	(11,113,080)	(285,488)	(3,174,098)
Class C	(279,827)	(3,064,373)	(76,234)	(855,123)
Administrator Class	(2,952,684)	(32,143,214)	(618,076)	(6,860,160)
Institutional Class	(299,406)[1]	(3,231,434)[1]	N/A	N/A

		(49,552,101)		(10,889,381)

Net increase (decrease) in net assets resulting from capital share transactions		(9,353,739)		19,609,779

Total increase (decrease) in net assets		(15,174,944)		24,940,874

Net assets
Beginning of period		115,129,115		90,188,241

End of period		$99,954,171		$115,129,115

Undistributed net investment income		$298,042		$298,072

[1]	For the period from October 31, 2016 (commencement of class operations) to June 30, 2017

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Colorado Tax-Free Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended June 30
CLASS A	2017	2016	2015	2014	2013
Net asset value, beginning of period	$11.50	$10.92	$10.85	$10.46	$10.72
Net investment income	0.34	0.34 [1]	0.34 [1]	0.35 [1]	0.34
Net realized and unrealized gains (losses) on investments	(0.54)	0.58	0.07	0.39	(0.26)

Total from investment operations	(0.20)	0.92	0.41	0.74	0.08
Distributions to shareholders from
Net investment income	(0.34)	(0.34)	(0.34)	(0.35)	(0.34)
Net asset value, end of period	$10.96	$11.50	$10.92	$10.85	$10.46
Total return[2]	(1.73)%	8.53%	3.82%	7.26%	0.65%
Ratios to average net assets (annualized)
Gross expenses	0.94%	0.93%	0.93%	0.94%	0.91%
Net expenses	0.85%	0.85%	0.85%	0.85%	0.85%
Net investment income	3.05%	3.02%	3.12%	3.35%	3.10%
Supplemental data
Portfolio turnover rate	25%	13%	23%	33%	36%
Net assets, end of period (000s omitted)	$35,706	$41,341	$33,722	$35,088	$46,069

[1]	Calculated based upon average shares outstanding

[2]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Colorado Tax-Free Fund	17

(For a share outstanding throughout each period)

	Year ended June 30
CLASS C	2017	2016	2015	2014	2013
Net asset value, beginning of period	$11.51	$10.93	$10.86	$10.47	$10.73
Net investment income	0.26	0.25	0.26	0.28	0.26
Net realized and unrealized gains (losses) on investments	(0.53)	0.58	0.07	0.38	(0.26)

Total from investment operations	(0.27)	0.83	0.33	0.66	0.00
Distributions to shareholders from
Net investment income	(0.26)	(0.25)	(0.26)	(0.27)	(0.26)
Net asset value, end of period	$10.98	$11.51	$10.93	$10.86	$10.47
Total return[1]	(2.37)%	7.71%	3.05%	6.46%	(0.10)%
Ratios to average net assets (annualized)
Gross expenses	1.69%	1.68%	1.68%	1.69%	1.67%
Net expenses	1.60%	1.60%	1.60%	1.60%	1.60%
Net investment income	2.31%	2.26%	2.35%	2.60%	2.34%
Supplemental data
Portfolio turnover rate	25%	13%	23%	33%	36%
Net assets, end of period (000s omitted)	$8,125	$8,503	$4,173	$3,689	$4,460

[1]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Colorado Tax-Free Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended June 30
ADMINISTRATOR CLASS	2017	2016	2015	2014	2013
Net asset value, beginning of period	$11.50	$10.92	$10.85	$10.46	$10.72
Net investment income	0.37 [1]	0.36	0.37	0.38	0.36
Net realized and unrealized gains (losses) on investments	(0.54)	0.58	0.07	0.39	(0.26)

Total from investment operations	(0.17)	0.94	0.44	0.77	0.10
Distributions to shareholders from
Net investment income	(0.37)	(0.36)	(0.37)	(0.38)	(0.36)
Net asset value, end of period	$10.96	$11.50	$10.92	$10.85	$10.46
Total return	(1.49)%	8.80%	4.08%	7.53%	0.90%
Ratios to average net assets (annualized)
Gross expenses	0.88%	0.87%	0.87%	0.88%	0.86%
Net expenses	0.60%	0.60%	0.60%	0.60%	0.60%
Net investment income	3.29%	3.27%	3.36%	3.60%	3.34%
Supplemental data
Portfolio turnover rate	25%	13%	23%	33%	36%
Net assets, end of period (000s omitted)	$45,022	$65,285	$52,294	$44,272	$49,549

[1]	Calculated based upon average shares outstanding

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Colorado Tax-Free Fund	19

(For a share outstanding throughout the period)

Year ended June 30, 2017[1]
INSTITUTIONAL CLASS
Net asset value, beginning of period	$11.19
Net investment income	0.25
Net realized and unrealized gains (losses) on investments	(0.22)

Total from investment operations	0.03
Distributions to shareholders from
Net investment income	(0.25)
Net asset value, end of period	$10.97
Total return[2]	0.33%
Ratios to average net assets (annualized)
Gross expenses	0.55%
Net expenses	0.51%
Net investment income	3.49%
Supplemental data
Portfolio turnover rate	25%
Net assets, end of period (000s omitted)	$11,102

[1]	For the period from October 31, 2016 (commencement of class operations) to June 30, 2017

[2]	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Colorado Tax-Free Fund	Notes to financial statements

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Colorado Tax-Free Fund (the “Fund”). Originally classified as non-diversified, the Fund is now classified as a diversified open-end management investment company.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.

Debt securities are valued at the evaluated bid price provided by an independent pricing service or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.

Investments in registered open-end investment companies are valued at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Fund. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Management Valuation Team of Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Management Valuation Team which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market values, to assess the continued appropriateness of the fair valuation methodologies used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the inputs considered in the valuation process until there is a readily available price provided on an exchange or by an independent pricing service. Valuations received from an independent pricing service or independent broker-dealer quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the manager and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

When-issued transactions

The Fund may purchase securities on a forward commitment or when-issued basis. The Fund records a when-issued transaction on the trade date and will segregate assets in an amount at least equal in value to the Fund’s commitment to purchase when-issued securities. Securities purchased on a when-issued basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily based on the effective interest method. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has been determined

Notes to financial statements	Wells Fargo Colorado Tax-Free Fund	21

to be doubtful based on consistently applied procedures and the fair value has decreased. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

Distributions to shareholders

Distributions to shareholders from net investment income are accrued daily and paid monthly. Distributions from net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior the Fund’s fiscal year end may be categorized as a tax return of capital.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable and tax-exempt income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Capital loss carryforwards that do not expire are required to be utilized prior to capital loss carryforwards that expire. As of June 30, 2017, capital loss carryforwards available to offset future net realized capital gains were as follows through the indicated expiration dates:

		No expiration
2018	2019	Short-term	Long-term
$548,785	$57,793	$865,247	$15,335

As of June 30, 2017, the Fund had current year net deferred post-October capital losses consisting of $841,243 in short-term losses which will be recognized on the first day of the following fiscal year.

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

∎	Level 1 – quoted prices in active markets for identical securities

∎	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

∎	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

22	Wells Fargo Colorado Tax-Free Fund	Notes to financial statements

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of June 30, 2017:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:

Municipal obligations	$0	$99,115,405	$0	$99,115,405

Short-term investments
Investment companies	187,636	0	0	187,636
Total assets	$187,636	$99,115,405	$0	$99,303,041

The Fund recognizes transfers between levels within the fair value hierarchy at the end of the reporting period. At June 30, 2017, the Fund did not have any transfers into/out of Level 1, Level 2, or Level 3.

4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES

Management fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”), is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser, providing fund-level administrative services in connection with the Fund’s operations, and providing any other fund-level administrative services reasonably necessary for the operation of the Fund. As compensation for its services under the investment management agreement, Funds Management is entitled to receive an annual management fee starting at 0.40% and declining to 0.28% as the average daily net assets of the Fund increase. For the year ended June 30, 2017, the management fee was equivalent to an annual rate of 0.40% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. Wells Capital Management Incorporated, an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.20% and declining to 0.10% as the average daily net assets of the Fund increase.

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:

Class level administration fee
Class A, Class C	0.16%
Administrator Class	0.10
Institutional Class	0.08

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses. Funds Management has committed through October 31, 2017 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 0.85% for Class A shares, 1.60% for Class C shares, 0.60% for Administrator Class shares, and 0.52% for Institutional Class shares. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Notes to financial statements	Wells Fargo Colorado Tax-Free Fund	23

During the year ended June 30, 2017, State Street Bank and Trust Company, the Fund’s custodian, reimbursed the Fund $111 for certain out-of-pocket expenses that were billed to the Fund in error from 1998-2015. This amount is included in interest income on the Statement of Operations. In addition, Funds Management was also reimbursed $3,035 for waivers/reimbursements it made to the Fund during the period the Fund was erroneously billed.

Distribution fee

The Trust has adopted a Distribution Plan for Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class C shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares.

In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the year ended June 30, 2017, Funds Distributor received $7,783 from the sale of Class A shares. No contingent deferred sales charges were incurred by Class A and Class C shares for the year ended June 30, 2017.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, and Administrator Class of the Fund are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended June 30, 2017 were $26,443,247 and $36,019,669, respectively.

The Fund may purchase or sell investment securities to other Wells Fargo affiliates pursuant to Rule 17a-7 of the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices. Interfund trades are included within the respective purchases and sales amounts shown.

6. BANK BORROWINGS

The Trust (excluding the money market funds and certain other funds) and Wells Fargo Variable Trust are parties to a $250,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund. Prior to August 30, 2016, the revolving credit agreement amount was $200,000,000 and the annual commitment fee was equal to 0.20% of the unused balance which was allocated to each participating fund.

For the year ended June 30, 2017, there were no borrowings by the Fund under the agreement.

7. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid was $3,534,725 and $3,085,095 of exempt-interest income for the years ended June 30, 2017 and June 30, 2016, respectively.

As of June 30, 2017, the components of distributable earnings on a tax basis were as follows:

Undistributed tax-exempt income	Unrealized gains	Post-October capital losses deferred	Capital loss carryforward
$400,624	$5,283,972	$(841,243)	$(1,487,160)

8. CONCENTRATION RISK

The Fund invests a substantial portion of its assets in issuers of municipal debt securities located in a single state or territories of the U.S. Therefore, it may be more affected by economic and political developments in that state or region than would be a comparable general tax-exempt fund.

24	Wells Fargo Colorado Tax-Free Fund	Notes to financial statements

9. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

10. REGULATORY CHANGES

In October 2016, the Securities and Exchange Commission (“SEC”) adopted new rules and forms and amended existing rules and forms (together, “final rules”) intended to modernize and enhance the reporting and disclosure of information by registered investment companies and to enhance liquidity risk management by open-end mutual funds and exchange-traded funds. The final rules will enhance the quality of information available to investors and will allow the SEC to more effectively collect and use data reported by funds. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in the Fund’s financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management has evaluated the amendments to Regulation S-X and its adoption will result in enhanced financial disclosures in the Fund’s financial statements. Management continues to evaluate the reporting requirements for the new form types (compliance date is June 1, 2018) and the implementation of the liquidity risk management program (compliance date is December 1, 2018).

Report of independent registered public accounting firm	Wells Fargo Colorado Tax-Free Fund	25

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Wells Fargo Colorado Tax-Free Fund (the “Fund”), one of the funds constituting the Wells Fargo Funds Trust, as of June 30, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2017, by correspondence with custodians and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Colorado Tax-Free Fund as of June 30, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

August 25, 2017

26	Wells Fargo Colorado Tax-Free Fund	Other information (unaudited)

TAX INFORMATION

Pursuant to Section 852 of the Internal Revenue Code, 100% of distributions paid from net investment income is designated as exempt-interest dividends for the fiscal year ended June 30, 2017.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wellsfargofunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at wellsfargofunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available monthly on the Fund’s website (wellsfargofunds.com), on a one-month delayed basis. In addition, top ten holdings information (excluding derivative positions) for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Other information (unaudited)	Wells Fargo Colorado Tax-Free Fund	27

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 148 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Board member of the Forté Foundation (non-profit organization) and the Vincent Memorial Hospital Endowment (non-profit organization), where he serves on the Investment Committee and as a Chair of the Audit Committee. Mr. Ebsworth is a CFA® charterholder.	Asset Allocation Trust
Jane A. Freeman (Born 1953)	Trustee, since 2015	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is a Board Member of Ruth Bancroft Garden (non-profit organization) and an inactive chartered financial analyst.	Asset Allocation Trust
Peter G. Gordon** (Born 1942)	Trustee, since 1998; Chairman, since 2005	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College.	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (charter school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto,
		Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust

28	Wells Fargo Colorado Tax-Free Fund	Other information (unaudited)

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust
Timothy J. Penny (Born 1951)	Trustee, since 1996: Vice Chairman, since 2017	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Trustee of the Evergreen Funds complex (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

**	Peter Gordon is expected to retire on December 31, 2017.

Advisory Board Members

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer	Current other public company or investment company directorships
James G. Polisson (Born 1959)	Advisory Board Member, since 2017	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors (Blackrock) from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Prior thereto, Vice President, Fidelity Retail Mutual Fund Group from 1996 to 1998 and Risk Management Practice Manager, Fidelity Consulting from 1995 to 1996. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	Asset Allocation Trust
Pamela Wheelock (Born 1959)	Advisory Board Member, since 2017	Chief Operating Officer, Twin Cities Habitat for Humanity, since January, 2017. Vice President of University Services, University of Minnesota from 2012 to 2017. Prior thereto, Interim President and Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2010 to 2011, Chairman of the Board from 2009 to 2011 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently on the Board of Directors, Governance Committee and Finance Committee, for the Minnesota Philanthropy Partners (Saint Paul Foundation) since 2012 and Board Chair of the Minnesota Wild Foundation since 2010.	Asset Allocation Trust

Other information (unaudited)	Wells Fargo Colorado Tax-Free Fund	29

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.
Nancy Wiser[1] (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Officer, since 2003	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Assistant General Counsel of Wells Fargo Bank, N.A. since 2013 and Vice President and Managing Counsel of Wells Fargo Bank, N.A. from 1996 to 2013.
Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Senior Vice President and Chief Compliance Officer since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.
Jeremy DePalma[1] (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

[1]	Nancy Wiser acts as Treasurer of 69 funds in the Fund Complex. Jeremy DePalma acts as Treasurer of 79 funds and Assistant Treasurer of 69 funds in the Fund Complex.

[2]	The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wellsfargofunds.com.

30	Wells Fargo Colorado Tax-Free Fund	Other information (unaudited)

BOARD CONSIDERATION OF INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS:

Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”) must determine annually whether to approve the continuation of the Trust’s investment management and sub-advisory agreements. In this regard, at an in-person meeting held on May 16-17, 2017 (the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment management and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for Wells Fargo Colorado Tax-Free Fund (the “Fund”): (i) an investment management agreement (the “Management Agreement”) with Wells Fargo Funds Management, LLC (“Funds Management”); and (ii) an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Wells Capital Management Incorporated (the “Sub-Adviser”), an affiliate of Funds Management. The Management Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.”

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at an in-person meeting in April 2017, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2017. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable. The Board considered the approval of the Advisory Agreements for the Fund as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included a description of the investment advisory services and Fund-level administrative services covered by the Management Agreement, as well as, among other things, a summary of the background and experience of senior management of Funds Management, a summary of certain organizational and personnel changes involving Funds Management and the Sub-Adviser, and a description of Funds Management’s and the Sub-Adviser’s business continuity planning programs and of their approaches to data privacy and cybersecurity. The Board also considered the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund.

The Board evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates.

Fund performance and expenses

The Board considered the performance results for the Fund over various time periods ended December 31, 2016. The Board considered these results in comparison to the performance of funds in a universe that was determined by

Other information (unaudited)	Wells Fargo Colorado Tax-Free Fund	31

Broadridge Inc. (“Broadridge”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe. The Board noted that the performance of the Fund (Administrator Class) was higher than the average performance of the Universe for all periods under review. The Board also noted that the performance of the Fund was higher than or in range of its benchmark, the Bloomberg Barclays Municipal Bond Index, for all periods under review.

The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Broadridge to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and to report data with respect to a new share class launched in 2016. The Board also received an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year. Based on the Broadridge reports, the Board noted that the net operating expense ratios of the Fund were lower than, equal to, or in range of the median net operating expense ratios of the expense Groups for all share classes.

The Board took into account the Fund performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreements.

Investment management and sub-advisory fee rates

The Board reviewed and considered the contractual fee rates payable by the Fund to Funds Management under the Management Agreement, as well as the contractual fee rates payable by the Fund to Funds Management for class-level administrative services under a Class-Level Administration Agreement, which include, among other things, class-level transfer agency and sub-transfer agency costs (collectively, the “Management Rates”). The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Adviser for investment sub-advisory services.

Among other information reviewed by the Board was a comparison of the Fund’s Management Rates with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the funds in the expense Groups. The Board noted that the Management Rates of the Fund were lower than the sum of these average rates for the Fund’s expense Groups for all share classes.

The Board also received and considered information about the portion of the total management fee that was retained by Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. Given the affiliation between Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of fees between them.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing mutual funds compared with those associated with managing assets of non-mutual fund clients such as institutional separate accounts.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Funds Management under the Management Agreement and to the Sub-Adviser under the Sub-Advisory Agreement was reasonable.

Profitability

The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of Wells Fargo as a whole, from providing services to the Fund and the fund family as a whole. The Board also received and considered information concerning the profitability of the Sub-Adviser from providing services to the fund family as a whole, noting that the Sub-Adviser’s profitability information with respect to providing services to the Fund was subsumed in the Wells Fargo and Funds Management profitability analysis.

Funds Management reported on the methodologies and estimates used in calculating profitability, including a description of the methodology used to allocate certain expenses. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size and type of fund.

32	Wells Fargo Colorado Tax-Free Fund	Other information (unaudited)

Based on its review, the Board did not deem the profits reported by Funds Management or Wells Fargo from its services to the Fund to be at a level that would prevent it from approving the continuation of the Advisory Agreements.

Economies of scale

With respect to possible economies of scale, the Board noted the existence of breakpoints in the Fund’s management fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size. It considered that, for a small fund or a fund that shrinks in size, breakpoints conversely can result in higher fee levels. The Board also considered that in addition to management fee breakpoints, competitive management fee rates set at the outset without regard to breakpoints and fee waiver and expense reimbursement arrangements are means of sharing potential economies of scale with shareholders of the Fund. The Board considered Funds Management’s view, which Funds Management indicated was supported by independent third-party industry studies which were summarized for the Board, that any analyses of potential economies of scale in managing a particular fund are inherently limited in light of the joint and common costs and investments that Funds Management incurs across the fund family as a whole.

The Board concluded that the Fund’s fee and expense arrangements, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.

Other benefits to Funds Management and the Sub-Adviser

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund. The Board noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser, fees earned by Funds Management and the Sub-Adviser from managing a private investment vehicle for the fund family’s securities lending collateral and commissions earned by an affiliated broker from portfolio transactions.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.

Conclusion

At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable.

List of abbreviations	Wells Fargo Colorado Tax-Free Fund	33

The following is a list of common abbreviations for terms and entities that may have appeared in this report.

ACA	— ACA Financial Guaranty Corporation
ADR	— American depositary receipt
ADS	— American depositary shares
AGC	— Assured Guaranty Corporation
AGM	— Assured Guaranty Municipal
Ambac	— Ambac Financial Group Incorporated
AMT	— Alternative minimum tax
AUD	— Australian dollar
BAN	— Bond anticipation notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazilian real
CAB	— Capital appreciation bond
CAD	— Canadian dollar
CCAB	— Convertible capital appreciation bond
CDA	— Community Development Authority
CDO	— Collateralized debt obligation
CHF	— Swiss franc
CLO	— Collateralized loan obligation
CLP	— Chilean peso
COP	— Colombian peso
DKK	— Danish krone
DRIVER	— Derivative inverse tax-exempt receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-traded fund
EUR	— Euro
FDIC	— Federal Deposit Insurance Corporation
FFCB	— Federal Farm Credit Banks
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Administration
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British pound
GDR	— Global depositary receipt
GNMA	— Government National Mortgage Association
GO	— General obligation
HCFR	— Healthcare facilities revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher education facilities authority revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong dollar
HUD	— Department of Housing and Urban Development
HUF	— Hungarian forint
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Indonesian rupiah
IEP	— Irish pound
JPY	— Japanese yen
KRW	— Republic of Korea won
LIBOR	— London Interbank Offered Rate
LIFER	— Long Inverse Floating Exempt Receipts
LIQ	— Liquidity agreement
LLC	— Limited liability company
LLLP	— Limited liability limited partnership
LLP	— Limited liability partnership
LOC	— Letter of credit
LP	— Limited partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multifamily housing revenue
MSTR	— Municipal securities trust receipts
MTN	— Medium-term note
MUD	— Municipal Utility District
MXN	— Mexican peso
MYR	— Malaysian ringgit
National	— National Public Finance Guarantee Corporation
NGN	— Nigerian naira
NOK	— Norwegian krone
NZD	— New Zealand dollar
PCFA	— Pollution Control Financing Authority
PCL	— Public Company Limited
PCR	— Pollution control revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable floating option tax-exempt receipts
PJSC	— Public Joint Stock Company
plc	— Public limited company
PLN	— Polish zloty
PUTTER	— Puttable tax-exempt receipts
R&D	— Research & development
Radian	— Radian Asset Assurance
RAN	— Revenue anticipation notes
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real estate investment trust
ROC	— Reset option certificates
RON	— Romanian lei
RUB	— Russian ruble
SAVRS	— Select auction variable rate securities
SBA	— Small Business Authority
SDR	— Swedish depositary receipt
SEK	— Swedish krona
SFHR	— Single-family housing revenue
SFMR	— Single-family mortgage revenue
SGD	— Singapore dollar
SPA	— Standby purchase agreement
SPDR	— Standard & Poor’s Depositary Receipts
SPEAR	— Short Puttable Exempt Adjustable Receipts
STRIPS	— Separate trading of registered interest and
principal securities
TAN	— Tax anticipation notes
TBA	— To be announced
THB	— Thai baht
TIPS	— Treasury inflation-protected securities
TRAN	— Tax revenue anticipation notes
TRY	— Turkish lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
ZAR	— South African rand

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For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, email, visit the Fund’s website, or call:

Wells Fargo Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: fundservice@wellsfargo.com

Website: wellsfargofunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wellsfargofunds.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Asset Management (WFAM) is a trade name used by the asset management businesses of Wells Fargo & Company. Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the funds. The funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA, an affiliate of Wells Fargo & Company. Neither Wells Fargo Funds Management nor Wells Fargo Funds Distributor has Fund customer accounts/assets, and neither provides investment advice/recommendations or acts as an investment advice fiduciary to any investor.

NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

© 2017 Wells Fargo Funds Management, LLC. All rights reserved.

304891 08-17 A250/AR250 06-17

Annual Report

June 30, 2017

Wells Fargo High Yield Municipal Bond Fund

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Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of June 30, 2017, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

2	Wells Fargo High Yield Municipal Bond Fund	Letter to shareholders (unaudited)

Andrew Owen

President

Wells Fargo Funds

Many equity markets advanced during this reporting period, supported by modest economic growth despite political uncertainty.

Dear Shareholder:

We are pleased to offer you this annual report for the Wells Fargo High Yield Municipal Bond Fund for the 12-month period that ended June 30, 2017. Many equity markets advanced during this reporting period, supported by modest economic growth despite political uncertainty. U.S. and international stocks returned 17.90% and 20.45% for the 12-month period, respectively, as measured by the S&P 500 Index1 and the MSCI ACWI ex USA Index (Net).2 Within fixed income, the Bloomberg Barclays U.S. Aggregate Bond Index3 returned -0.31% and the Bloomberg Barclays Municipal Bond Index4 returned -0.49% as interest rates rose from low levels.

Globally, stocks delivered positive results in the third quarter of 2016; bonds’ interest rates remained low.

Stocks’ upward trend continued into August 2016 and then lost some steam. Ever since the Great Recession, markets worldwide have been supported to varying degrees by accommodative policies from leading central banks, including the Federal Reserve (Fed), European Central Bank (ECB), Bank of England, and Bank of Japan. As a result, investors have watched closely for any signs that global central banks might tighten their measures. In the U.S., early-September comments by several Fed officials appeared to suggest a September interest-rate increase, which sent stock and bond prices down. However, stocks surged following the Fed’s September 20 meeting on news that the Fed had decided to delay a rate increase to later in 2016. In bond markets, interest rates rose during the quarter but remained at historically low levels as a result of easy monetary policies, subdued global growth, and modest inflation expectations. Yields did rise, however, after bottoming in early July, because market participants felt that yields had overshot the real risks of the U.K.’s vote to exit the European Union and as economic activity strengthened.

During the fourth quarter of 2016, prospects for faster growth and higher interest rates in the U.S. influenced markets.

Early in the fourth quarter of 2016, U.S. stocks tended to trade lower amid concerns such as a likely interest-rate increase and uncertainty over the approaching general election. However, following Donald Trump’s election as president in early November, U.S. stocks began to rally. Investors appeared optimistic that the new administration would usher in a series of progrowth policies, and supportive economic news helped the rally carry through the quarter. The buoyant environment sent interest rates higher as well. At its mid-December meeting, Fed officials raised their target interest rate for the first time in a year by a quarter percentage point to between 0.50% and 0.75%. The fourth quarter also saw the implementation of the Securities and Exchange Commission’s new rules for money market funds, which included floating net asset values (NAVs) for institutional prime and municipal money market funds as well as the possibility of liquidity fees and redemption gates. In the year leading up to money market fund reform implementation, nearly $1 trillion in assets moved from these types of money market funds into government money market funds, which continued to transact at a stable $1 NAV. Outside of the U.S., the prospects for faster U.S. growth appeared to trigger some acceleration in Europe.

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[2]	The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the United States and Canada. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[3]	The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar–denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[4]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

Letter to shareholders (unaudited)	Wells Fargo High Yield Municipal Bond Fund	3

Economies improved in the first quarter of 2017, supporting markets.

Stocks rallied globally through the first quarter of 2017, supported by signs of improvement in the U.S. and global economies. U.S. economic data released during the quarter reflected a healthy economy. Hiring remained strong, and business and consumer sentiment improved. In March, Fed officials raised their target interest rate by a quarter percentage point to between 0.75% and 1.00%. With the Fed’s target interest rate increase, short-term bond yields rose during the quarter. Meanwhile, longer-term Treasury yields were little changed, leading to positive performance. Investment-grade and high-yield bonds benefited from strong demand. Municipal bond returns were positive in the quarter, helped by strong demand and constrained new-issue supply. Outside of the U.S., stocks in emerging markets generally outperformed stocks in the U.S. and international developed markets because they benefited from both global economic growth and recent weakening in the U.S. dollar. European stocks also outperformed the U.S. market.

Steady advancement in many markets marked the second quarter of 2017.

With steady, modest economic growth both in the U.S. and abroad during the second quarter of 2017, most equity markets in the U.S. and abroad advanced with few signs of volatility. Within the economy, U.S. inflation trended lower despite the unemployment rate continuing to decline. Ten-year U.S. Treasury yields declined, resulting in stronger prices for long-term bonds. As was widely expected, Fed officials in June again raised their target interest rate by a quarter percentage point to between 1.00% and 1.25%. They also released a blueprint for reducing the Fed’s balance sheet, which had ballooned due to quantitative easing. Although economic momentum increased in Europe, the ECB held its rates steady at low levels because underlying inflation remained subdued. In emerging markets, many countries benefited from stronger currencies versus the U.S. dollar.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest in Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Andrew Owen

President

Wells Fargo Funds

Periods of uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future.

For further information about your Fund, contact your investment professional, visit our website at wellsfargofunds.com, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

4	Wells Fargo High Yield Municipal Bond Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks current income exempt from federal income tax, and capital appreciation.

Manager

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Dennis Derby

Lyle J. Fitterer, CFA®, CPA

Terry J. Goode

Average annual total returns (%) as of June 30, 2017

		Including sales charge		Excluding sales charge		Expense ratios[1] (%)
	Inception date	1 year	Since inception	1 year	Since inception	Gross	Net[2]
Class A (WHYMX)	1-31-2013	(5.19)	3.84	(0.76)	4.93	1.08	0.86
Class C (WHYCX)	1-31-2013	(2.45)	4.15	(1.50)	4.15	1.83	1.61
Administrator Class (WHYDX)	1-31-2013	–	–	(0.75)	5.03	1.02	0.76
Institutional Class (WHYIX)	1-31-2013	–	–	(0.51)	5.19	0.75	0.61
Bloomberg Barclays Municipal Bond Index[3]	–	–	–	(0.49)	2.91	–	–
Bloomberg Barclays High Yield Municipal Bond Index[4]	–	–	–	1.22	3.90	–	–

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargofunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 4.50%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Administrator Class and Institutional shares are sold without a front-end sales charge or contingent deferred sales charge.

Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. Changes in market conditions and government policies may lead to periods of heightened volatility in the bond market and reduced liquidity for certain bonds held by the Fund. In general, when interest rates rise, bond values fall and investors may lose principal value. Interest-rate changes and their impact on the Fund and its share price can be sudden and unpredictable. High-yield securities have a greater risk of default and tend to be more volatile than higher-rated debt securities. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to municipal securities risk. Consult the Fund’s prospectus for additional information on these and other risks. A portion of the Fund’s income may be subject to federal, state, and/or local income taxes or the Alternative Minimum Tax (AMT). Any capital gains distributions may be taxable.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo High Yield Municipal Bond Fund	5

Growth of $10,000 investment as of June 30, 2017[5]

[1]	Reflects the expense ratios as stated in the most recent prospectuses, which include the impact of 0.01% in acquired fund fees and expenses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report, which do not include acquired fund fees and expenses.

[2]	The manager has contractually committed through October 31, 2017, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waivers at 0.85% for Class A, 1.60% for Class C, 0.75% for Administrator Class, and 0.60% for Institutional Class. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses, and extraordinary expenses are excluded from the expense cap. Without this cap, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio or the Fund’s Total Annual Fund Operating Expenses After Fee Waivers, as stated in the prospectuses.

[3]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

[4]	The Bloomberg Barclays High Yield Municipal Bond Index measures the non-investment-grade and nonrated U.S. dollar–denominated, fixed-rate, tax-exempt bond market within the 50 United States and four other qualifying regions (Washington, D.C.; Puerto Rico; Guam; and the Virgin Islands). The index allows state and local general obligation, revenue, insured, and prefunded bonds; however, historically the index has been composed of mostly revenue bonds. You cannot invest directly in an index.

[5]	The chart compares the performance of Class A shares since inception with the Bloomberg Barclays Municipal Bond Index and the Bloomberg Barclays High Yield Municipal Bond Index. The chart assumes a hypothetical $10,000 investment in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 4.50%.

[6]	Amounts are calculated based on the total investments of the Fund. These amounts are subject to change and may have changed since the date specified.

[7]	The credit quality distribution of portfolio holdings reflected in the chart is based on ratings from Standard & Poor’s, Moody’s Investors Service, and/or Fitch Ratings Ltd. Credit quality ratings apply to the underlying holdings of the Fund and not to the Fund itself. The percentages of the Fund’s portfolio with the ratings depicted in the chart are calculated based on the total market value of fixed income securities held by the Fund. If a security was rated by all three rating agencies, the middle rating was utilized. If rated by two of three rating agencies, the lower rating was utilized, and if rated by one of the rating agencies, that rating was utilized. Standard & Poor’s rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Ratings from A to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories. Standard & Poor’s rates the creditworthiness of short-term notes from SP-1 (highest) to SP-3 (lowest). Moody’s rates the creditworthiness of bonds, ranging from Aaa (highest) to C (lowest). Ratings Aa to B may be modified by the addition of a number 1 (highest) to 3 (lowest) to show relative standing within the ratings categories. Moody’s rates the creditworthiness of short-term U.S. tax-exempt municipal securities from MIG 1/VMIG 1 (highest) to SG (lowest). Fitch rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Credit quality distribution is subject to change and may have changed since the date specified.

6	Wells Fargo High Yield Municipal Bond Fund	Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

∎	The Fund underperformed its benchmark, the Bloomberg Barclays Municipal Bond Index, for the 12-month period that ended June 30, 2017. The Fund also underperformed the Bloomberg Barclays High Yield Municipal Bond Index for the same period.

∎	Duration positioning was neutral to performance. The Fund’s duration was shorter than the benchmark in the first half of the reporting period and then we extended it by calendar-year-end as rates moved lower. Duration now exceeds its main benchmark but is shorter than the Bloomberg Barclays High Yield Municipal Bond Index. Yield-curve positioning detracted due to the Fund’s underweight to the three-year part of the curve.

∎	The Fund’s overweight to lower-quality credits was a positive contributor. Modest economic growth aided municipal credit quality: BBB-rated and high-yield bonds were among the best performers. The Fund underperformed its second benchmark, the Bloomberg Barclays High Yield Municipal Bond Index, due to the index’s greater overweight to lower-quality credits.

∎	Issue selection was a modest contributor. Exposure to newer high-yield issues and lower-rated general obligation (GO) bonds from Illinois and New York offset the largest detractors, which were within the industrial development revenue/pollution control revenue (IDR/PCR) sector and Virgin Island debt.

Effective maturity distribution as of June 30, 2017[6]

The Fed continued to normalize monetary policy.

During the first half of the reporting period, stronger economic data and greater inflation expectations caused interest rates to increase. In December, the U.S. Federal Reserve (Fed) raised the federal funds rate by 25 basis points (bps; 100 bps equals 1.00%). In the second half of the fiscal year, interest rates stabilized despite two additional Fed hikes. Meanwhile, as interest rates stabilized, investors became more comfortable investing in the municipal bond market and flows into municipal mutual funds also stabilized.

In credit news, Puerto Rico remained a volatile and uncertain situation. Although Illinois has been without a budget, the state continued to service its debt and bond payments remained protected. However, payables have mounted and state-related entities continue to suffer due to a high likelihood of a noninvestment rating downgrade if a budget is not passed.

Health care sector performance was mixed. In November, the sector underperformed when the Republican-party sweep in the U.S. Congress increased the probability that the Affordable Care Act would be repealed. The sector later strengthened as the prospects for health care reform dimmed. Despite declining tobacco consumption, tobacco settlement bonds were among the strongest performers. State and local pension costs continued to grow. Lastly, BBB-rated and high-yield bonds outperformed higher-quality bond categories.

Credit quality as of June 30, 2017[7]

Credit-quality allocation and issue selection contributed to results.

The Fund began the 12-month period positioned for higher rates and an improving economic backdrop. As rates moved higher from September to December 2016, we gradually increased the Fund’s interest-rate exposure and moved into lower-rated and higher-coupon issues. While lower-quality bonds outperformed for the entire period, flows out of municipal mutual funds in the fourth quarter caused spreads to widen slightly and we added BBB-and-below exposure. As interest rates fell, we shortened duration.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo High Yield Municipal Bond Fund	7

Individual security selection, sector allocation, and state selection results were mixed. While we agree with the market’s assessment that the number of bankruptcies in the GO sector may increase, we believe the relative-value pendulum has swung too far in favor of revenue bonds. We identified local GO opportunities in many areas and the Fund’s overweight to local GOs contributed to performance. The Fund was overweight the education sector relative to the index, which also contributed to relative results. The Fund was overweight Illinois holdings, which underperformed the benchmark; however, individual security issue selection contributed to relative performance.

Conversely, the Fund’s exposure to industrial development revenue and pollution control revenue bond issues was the single largest detractor. Bonds related to FirstEnergy Solutions Corporation (an unregulated energy-generation subsidiary of FirstEnergy Corporation) came under pressure when FirstEnergy announced plans to exit the unregulated energy business. We continue to hold these bonds with the belief that recovery values may eventually exceed current valuations. The Fund’s exposure to Virgin Islands bonds detracted due to concerns around the impact of the Puerto Rico Oversight, Management, and Economic Stability Act and its effect on other territories.

Modest growth may support credit fundamentals, but issue selection remains key.

We believe the U.S. economy will continue to grow at a modest pace, which may lead to higher revenues for many municipalities and improved credit fundamentals. We think the Fed will raise rates once or twice in the second half of 2017. While industry credit fundamentals may continue to improve, credit selection will be very important. Some municipalities may do well and others may continue to struggle. The Fund remains overweight lower-quality bonds, though we are being selective about adding to these credit tiers at current rich valuations. Finally, we encourage investors to look beyond any near-term volatility caused by renewed tax reform discussions. In our view, the long-term drivers of valuations will be supply and demand trends, absolute yield levels, the shape of the yield curve, and credit fundamentals.

Please see footnotes on page 5.

8	Wells Fargo High Yield Municipal Bond Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from January 1, 2017 to June 30, 2017.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 1-1-2017	Ending account value 6-30-2017	Expenses paid during the period¹	Annualized net expense ratio
Class A
Actual	$1,000.00	$1,045.23	$4.31	0.85%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.58	$4.26	0.85%
Class C
Actual	$1,000.00	$1,041.36	$8.10	1.60%
Hypothetical (5% return before expenses)	$1,000.00	$1,016.86	$8.00	1.60%
Administrator Class
Actual	$1,000.00	$1,045.75	$3.80	0.75%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.08	$3.76	0.75%
Institutional Class
Actual	$1,000.00	$1,046.52	$3.04	0.60%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.82	$3.01	0.60%

[1]	Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Portfolio of investments—June 30, 2017	Wells Fargo High Yield Municipal Bond Fund	9

Security name	Interest rate	Maturity date	Principal	Value

Municipal Obligations: 97.39%

Alabama: 1.26%
Alabama State University General Tuition and Fee (Education Revenue, Syncora Guarantee Incorporated Insured)	5.25%	8-1-2032	$1,000,000	$972,550
Jefferson County AL Warrants CAB Senior Lien Series B (Water & Sewer Revenue, AGM Insured) ¤	0.00	10-1-2027	920,000	619,905

				1,592,455

Arizona: 2.42%
Florence AZ IDA Legacy Traditional School Project Queen Creek & Casa Grande Campuses (Education Revenue)	5.00	7-1-2023	250,000	265,415
Maricopa County AZ IDA Senior Living Facility Series 2016 (Health Revenue) 144A	6.00	1-1-2048	1,000,000	994,730
Phoenix AZ IDA Great Hearts Academies Project (Education Revenue)	5.20	7-1-2022	135,000	142,460
Phoenix AZ IDA Legacy Traditional Schools Project Series A (Education Revenue) 144A	6.50	7-1-2034	500,000	565,265
Pima County AZ IDA New Plan Learning Project Series A (Education Revenue)	8.13	7-1-2041	500,000	507,885
Pima County AZ IDA Refunding Bond Desert Heights Charter School Facility (Education Revenue)	6.00	5-1-2024	525,000	566,060

				3,041,815

California: 7.16%
Anaheim CA PFA Convention Center Expansion Project Series A (Miscellaneous Revenue)	5.00	5-1-2046	500,000	568,655
California CDA Baptist University Series B (Education Revenue) 144A	5.75	11-1-2017	100,000	101,120
California Municipal Finance Authority Charter School Albert Einstein Academies Project Series A (Miscellaneous Revenue)	7.13	8-1-2043	250,000	274,955
California PCFA Solid Waste Disposal AMT Green Bond Calplant I Project (Industrial Development Revenue) 144A	8.00	7-1-2039	1,000,000	1,078,760
California School Finance Authority View Park Elementary & Middle Schools Series A (Education Revenue)	5.88	10-1-2044	1,000,000	1,069,840
California Statewide CDA Loma Linda University Medical Center Refunding Bond Series A (Health Revenue)	5.25	12-1-2044	1,000,000	1,080,860
California Statewide CDA Senior Living Health Facilities Los Angeles Jewish Home for the Aging Series D (Health Revenue)	4.75	8-1-2020	775,000	775,442
California Student Education Loan Marketing Corporation Series IV-D1 (Education Revenue) ##	5.88	1-1-2018	500,000	499,135
Compton CA Community College RDA Project 2nd Lien Series A (Tax Revenue)	4.75	8-1-2019	225,000	236,907
Compton CA Community College RDA Project 2nd Lien Series A (Tax Revenue)	5.00	8-1-2020	100,000	108,077
Compton CA PFA Refunding Bond (Miscellaneous Revenue) 144A	4.50	9-1-2032	2,585,000	2,589,265
San Francisco City & County CA Redevelopment Agency CAB Mission Bay South Redevelopment Project Subordinate Series D (Tax Revenue) 144A¤(i)	0.00	8-1-2026	1,000,000	624,880

				9,007,896

Colorado: 8.47%
Arapahoe County CO Copperleaf Metropolitan District #2 (GO Revenue)	5.75	12-1-2045	500,000	521,830
Arvada CO Jefferson Center Metropolitan District #1 (Tax Revenue)	4.75	12-1-2026	1,280,000	1,285,862
Aurora CO Cornerstar Metropolitan District Refunding Bond Series A (GO Revenue)	5.25	12-1-2047	1,000,000	1,037,140
Big Dry Creek Metropolitan District Colorado Refunding & Improvement Bonds Limited Tax Series A (GO Revenue)	5.75	12-1-2047	1,000,000	1,011,240
Centerra Metropolitan District #1 Colorado Special Revenue Refunding & Improvement Bonds (Tax Revenue)	5.00	12-1-2029	1,000,000	1,077,420
Colorado High Performance Transportation Enterprise U.S. 36 and I-25 Managed Lanes (Transportation Revenue)	5.75	1-1-2044	500,000	538,130

The accompanying notes are an integral part of these financial statements.

10	Wells Fargo High Yield Municipal Bond Fund	Portfolio of investments—June 30, 2017

Security name	Interest rate	Maturity date	Principal	Value

Colorado (continued)
Eaton CO Area Park & Recreation District (GO Revenue)	5.00%	12-1-2023	$810,000	$895,147
Eaton CO Area Park & Recreation District (GO Revenue)	5.50	12-1-2030	475,000	524,224
Fountain CO Urban Renewal Authority South Academy Highlands Project Series 2015-A (Tax Revenue)	4.50	11-1-2029	1,700,000	1,771,060
Tender Option Bond Trust Receipts/Certificates Series 2015-XF1001 (Health Revenue, Deutsche Bank LIQ) 144Aø	1.13	1-1-2045	2,000,000	2,000,000

				10,662,053

Connecticut: 0.40%
Hartford CT Series A (GO Revenue)	4.00	4-1-2032	325,000	258,252
Hartford CT Series A (GO Revenue)	5.00	4-1-2024	105,000	94,942
Hartford CT Series B (GO Revenue)	5.00	4-1-2033	50,000	43,188
Hartford CT Unrefunded Bond Series A (GO Revenue)	5.00	4-1-2029	45,000	39,683
Hartford CT Unrefunded Bond Series A (GO Revenue)	5.00	4-1-2030	70,000	61,716

				497,781

Delaware: 0.81%
Delaware EDA Odyssey Charter School Incorporated Project Series A (Education Revenue) 144A	7.00	9-1-2045	1,000,000	1,021,240

District of Columbia: 0.37%
District of Columbia Tobacco Settlement Financing Corporation (Tobacco Revenue)	6.75	5-15-2040	435,000	469,783

Florida: 1.93%
Florida Development Finance Corporation Educational Facilities Renaissance Charter School Project Series A (Education Revenue)	8.50	6-15-2044	250,000	289,030
Holmes County FL Hospital Corporation Doctors Memorial Hospital Project (Health Revenue)	6.00	11-1-2038	250,000	249,998
Miami-Dade County FL IDA Youth Co-Op Charter Schools Project Series A (Education Revenue) 144A	6.00	9-15-2045	1,000,000	1,036,580
Trout Creek Florida Community Development District (Miscellaneous Revenue)	4.88	5-1-2025	835,000	849,362

				2,424,970

Georgia: 1.99%
Atlanta Georgia Development Authority Senior Health Georgia Proton Treatment Center Series A1 (Health Revenue) 144A%%	7.00	1-1-2040	1,000,000	999,970
Cobb County GA Development Authority Student Housing Refunding Bond Kennesaw State University Foundation Project Series C (Housing Revenue)	5.00	7-15-2028	800,000	888,952
Georgia Road & Tollway Authority CCAB I-75 South Expressway Lanes Project Series B (Transportation Revenue) 144A±	0.00	6-1-2049	1,000,000	613,480

				2,502,402

Guam: 0.24%
Guam International Airport Authority Series C (Airport Revenue)	6.38	10-1-2043	260,000	296,465

Idaho: 0.50%
Idaho Housing & Finance Association Idaho Arts Charter School Incorporated Project Series A (Education Revenue)	6.50	12-1-2038	335,000	360,648
Idaho Housing & Finance Association Legacy Public Charter School Incorporated Project Series A (Education Revenue)	6.25	5-1-2043	250,000	264,205

				624,853

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—June 30, 2017	Wells Fargo High Yield Municipal Bond Fund	11

Security name	Interest rate	Maturity date	Principal	Value

Illinois: 16.78%
Chicago IL Board of Education CAB School Reform Series A (GO Revenue, National Insured) ¤	0.00%	12-1-2023	$500,000	$385,115
Chicago IL Board of Education CAB School Reform Series A (GO Revenue, National Insured) ¤	0.00	12-1-2024	1,000,000	731,340
Chicago IL Board of Education CAB School Reform Series A (GO Revenue, National Insured) ¤	0.00	12-1-2025	500,000	346,785
Chicago IL Board of Education CAB School Reform Series B-1 (GO Revenue, National Insured) ¤	0.00	12-1-2028	1,000,000	581,180
Chicago IL Board of Education Series A (GO Revenue, National Insured)	5.00	12-1-2021	250,000	253,003
Chicago IL Midway Airport Refunding Bond Second Lien Series A (Airport Revenue)	5.00	1-1-2031	1,000,000	1,114,230
Chicago IL O’Hare International Airport Revenue Bond Series B (Airport Revenue)	6.00	1-1-2041	150,000	174,569
Chicago IL Sales Tax (Tax Revenue)	5.00	1-1-2032	1,500,000	1,582,470
Chicago IL Sales Tax Series A (Tax Revenue)	5.00	1-1-2041	1,000,000	1,020,170
Chicago IL Series A (GO Revenue)	5.00	1-1-2033	310,000	300,570
Chicago IL Series A (GO Revenue)	5.25	1-1-2023	500,000	502,015
Chicago IL Series A (GO Revenue)	6.00	1-1-2038	1,500,000	1,541,520
Chicago IL Series B (GO Revenue)	5.50	1-1-2032	700,000	701,701
Chicago IL Transit Authority Sales Tax Receipts Bonds (Tax Revenue, AGM Insured)	5.00	12-1-2044	1,000,000	1,085,000
Cook County IL School District #144 Prairie Hills CAB Refunding Bond Series C (GO Revenue, AGM Insured) ¤	0.00	12-1-2025	730,000	544,690
Cook County IL School District #148 Dolton Series E (GO Revenue, AGM Insured)	4.75	12-1-2025	450,000	467,118
Illinois (GO Revenue)	5.00	3-1-2033	2,000,000	2,014,760
Illinois (Miscellaneous Revenue)	5.50	7-1-2025	250,000	266,678
Illinois Finance Authority Charter School Aid Intrinsic Schools Belmont School Project Series A (Education Revenue) 144A	5.25	12-1-2025	800,000	811,376
Illinois Finance Authority Charter School Refunding Bond Series A (Education Revenue)	6.88	10-1-2031	700,000	765,898
Illinois Finance Authority Educational Facility Senior Rogers Park Montessori School (Miscellaneous Revenue)	6.00	2-1-2034	680,000	715,387
Illinois Series A (GO Revenue, AGM Insured)	5.00	4-1-2024	500,000	546,925
Illinois Sports Facilities Authority State Tax Supported CAB (Tax Revenue, Ambac Insured) ¤	0.00	6-15-2025	1,000,000	713,540
Lake County IL Community Unit School District #187 North Chicago Series A (GO Revenue, AGM Insured) ¤	0.00	1-1-2023	590,000	465,097
Metropolitan Pier & Exposition Authority Illinois CAB McCormick Place Expansion Project Series A (Tax Revenue, National Insured) ¤	0.00	12-15-2032	2,000,000	982,720
Sangamon County IL School District #186 Certificate of Participation Hay-Edwards Elementary School Project Series A (Miscellaneous Revenue, ACA Insured)	5.88	8-15-2018	85,000	84,452
Will County IL Lincoln-Way Community High School District #210 (GO Revenue)	4.00	1-1-2022	525,000	516,380
Will County IL Lincoln-Way Community High School District #210 Series A (GO Revenue)	3.25	1-1-2030	200,000	152,372
Will County IL Lincoln-Way Community High School District #210 Series A (GO Revenue)	5.00	1-1-2030	1,000,000	928,290
Will County IL Lincoln-Way Communty High School District #210 CAB Series B (GO Revenue) ¤	0.00	1-1-2027	685,000	408,479
Willl-Cook IL Lincoln-Way Community High School District #210 CAB Series B (GO Revenue) ¤	0.00	1-1-2033	1,000,000	407,580

				21,111,410

Indiana: 2.26%
Brookhaven County IN EDA Line Senior Apartments Project Series A (Housing Revenue)	6.25	7-1-2043	1,560,000	1,646,814
Indiana Business Finance Authority Refunding Bond Marquette Project Series A (Health Revenue)	5.00	3-1-2030	1,100,000	1,197,361

				2,844,175

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo High Yield Municipal Bond Fund	Portfolio of investments—June 30, 2017

Security name	Interest rate	Maturity date	Principal	Value

Kansas: 1.94%
Wyandotte County & Kansas City KS Special Obligation Refunding & Improvement Bonds Plaza Redevelopment Project (Tax Revenue)	4.00%	12-1-2028	$935,000	$941,134
Wyandotte County & Kansas City KS Special Obligation Vacation Village Project Area 4 - Major Multi-Sport Athletic Complex Project CAB Series 2015 (Tax Revenue) 144A¤	0.00	9-1-2034	4,400,000	1,496,748

				2,437,882

Kentucky: 2.52%
Kentucky EDFA Refunding Bond Rosedale Green Project (Health Revenue)	5.50	11-15-2035	1,000,000	1,012,640
Kentucky EDFA Senior Revenue Bonds Next Generation Kentucky Information Highway Project Series A (Miscellaneous Revenue)	5.00	7-1-2033	1,000,000	1,087,520
Kentucky EDFA Senior Revenue Bonds Next Generation Kentucky Information Highway Project Series A (Miscellaneous Revenue)	5.00	1-1-2045	1,000,000	1,073,170

				3,173,330

Maryland: 0.82%
Prince George’s County MD Chesapeake Lighthouse Charter School Project Series 2016-A (Education Revenue) 144A	6.90	8-1-2041	1,000,000	1,031,800

Michigan: 7.71%
Charyl Stockwell Academy Michigan Public School Refunding Bond (Miscellaneous Revenue)	4.88	10-1-2023	445,000	454,830
Detroit MI Downtown Development Authority CAB (Tax Revenue) ¤	0.00	7-1-2020	285,000	245,622
Detroit MI Downtown Development Authority CAB (Tax Revenue) ¤	0.00	7-1-2021	170,000	140,378
Detroit MI Downtown Development Authority CAB (Tax Revenue) ¤	0.00	7-1-2024	20,000	13,797
Detroit MI Downtown Development Authority CAB (Tax Revenue) ¤	0.00	7-1-2025	580,000	375,654
Detroit MI Wayne County Stadium Authority (Miscellaneous Revenue)	5.00	10-1-2018	1,000,000	993,820
Michigan Finance Authority Limited Obligation Public School Academy Cesar Chavez Academy Project (Education Revenue)	5.00	2-1-2022	250,000	254,668
Michigan Finance Authority Refunding Bond Local Government Loan Program City of Detroit Financial Recovery Series F (Tax Revenue)	4.50	10-1-2029	1,000,000	1,039,260
Michigan Finance Authority Refunding Bond Local Government Loan Program Detroit Series D-4 (Water & Sewer Revenue)	5.00	7-1-2031	1,015,000	1,140,992
Michigan Finance Authority Refunding Bond Local Government Loan Program Detroit Series D-6 (Water & Sewer Revenue, National Insured)	5.00	7-1-2036	1,000,000	1,104,860
Michigan Finance Authority Refunding Bond Local Government Loan Program Public Lighting Authority Series B (Tax Revenue)	5.00	7-1-2044	1,000,000	1,082,760
Michigan Municipal Bond Authority Local Government Loan Program Series C (Miscellaneous Revenue, Ambac Insured)	4.75	5-1-2027	950,000	950,751
Michigan Public Educational Facilities Authority Chandler Park Academy (Miscellaneous Revenue)	6.35	11-1-2028	225,000	225,403
Michigan Public Educational Facilities Authority Limited Obligation Bradford Academy Project (Education Revenue) 144A	6.50	9-1-2037	200,000	159,974
Michigan Public Educational Facilities Authority Limited Obligation Crescent Academy (Education Revenue)	7.00	10-1-2036	312,500	321,228
Oakland County MI Economic Development Corporation The Academy of The Sacred Heart Project Series A (Education Revenue)	6.50	12-15-2036	245,000	243,388
Wayne County MI Building Improvement Series A (GO Revenue)	6.75	11-1-2039	940,000	957,099

				9,704,484

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—June 30, 2017	Wells Fargo High Yield Municipal Bond Fund	13

Security name	Interest rate	Maturity date	Principal	Value

Minnesota: 1.06%
Deephaven MN Charter School Eagle Ridge Academy Project Series A (Education Revenue)	4.40%	7-1-2025	$160,000	$168,400
Deephaven MN Charter School Eagle Ridge Academy Project Series A (Education Revenue)	5.00	7-1-2030	195,000	206,462
Deephaven MN Charter School Eagle Ridge Academy Project Series A (Education Revenue)	5.25	7-1-2037	190,000	199,878
Minneapolis MN Student Housing Refunding Bond Riverton Community Housing Project (Housing Revenue)	4.70	8-1-2026	335,000	345,536
Minneapolis MN Student Housing Refunding Bond Riverton Community Housing Project (Housing Revenue)	4.80	8-1-2027	400,000	412,536

				1,332,812

Missouri: 1.41%
Blue Springs MO Special Obligation Tax Refunding & Improvement Bonds Adams Farm Project Series A (Tax Revenue)	4.00	6-1-2026	765,000	773,331
Richmond Heights MO Francis Place Redevelopment Project (Tax Revenue)	5.63	11-1-2025	1,000,000	1,000,130

				1,773,461

New Jersey: 4.12%
Essex County NJ Improvement Authority Lease Newark Project Series A (Miscellaneous Revenue)	6.25	11-1-2030	200,000	212,396
New Jersey EDA Continental Airlines Incorporated Project (Industrial Development Revenue)	5.25	9-15-2029	250,000	272,040
New Jersey EDA School Facilities Construction Project Series NN (Miscellaneous Revenue, National Insured)	5.00	3-1-2030	1,000,000	1,027,410
New Jersey TTFA CAB Series A (Transportation Revenue) ¤	0.00	12-15-2031	1,000,000	491,050
New Jersey TTFA Series C (Transportation Revenue)	5.25	6-15-2032	2,000,000	2,107,060
Newark NJ Qualified General Improvement Series A (GO Revenue)	5.00	7-15-2027	1,000,000	1,080,820

				5,190,776

New York: 8.24%
Green Island NY Power Authority Power System (Utilities Revenue)	6.00	12-15-2020	730,000	743,410
Hempstead Town NY Local Development Corporation The Academy Charter School Project Series A (Education Revenue)	7.65	2-1-2044	1,000,000	1,098,440
New York HFA 605 West 42nd Street Series 2014-A (Housing Revenue, Bank of China LOC) ø	1.00	5-1-2048	3,660,000	3,660,000
New York NY IDA 123 Washington LLC Project (Industrial Development Revenue, Bank of China LOC) ø	1.00	10-1-2042	655,000	655,000
New York NY Transitional Finance Authority NYC Recovery Series 3 Subordinate Series 3C (Tax Revenue, Dexia Credit Local SPA) ø	1.00	8-1-2031	2,600,000	2,600,000
New York NY Transitional Finance Authority Subordinate Series 2B (Tax Revenue, Dexia Credit Local SPA) ø	1.00	11-1-2022	850,000	850,000
Oyster Bay NY Public Improvement Bonds (GO Revenue)	3.00	8-15-2020	500,000	489,320
Westchester County NY Local Development Pace University Series A (Education Revenue)	5.00	5-1-2034	250,000	272,295

				10,368,465

Ohio: 1.97%
Maple Heights OH City School District Certificate of Participation (Miscellaneous Revenue)	6.00	11-1-2028	500,000	519,800
Ohio Air Quality Development Authority AMT Refunding Bond Pollution Control 1st Energy Series C (Industrial Development Revenue) ±	3.95	11-1-2032	1,000,000	425,000

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo High Yield Municipal Bond Fund	Portfolio of investments—June 30, 2017

Security name	Interest rate	Maturity date	Principal	Value

Ohio (continued)
Ohio Air Quality Development Authority FirstEnergy Generation Series A (Utilities Revenue) ±	3.75%	12-1-2023	$1,000,000	$425,000
Ohio Private Activity Bond AMT Portsmouth Bypass Project (Miscellaneous Revenue, AGM Insured)	5.00	12-31-2039	1,000,000	1,106,820

				2,476,620

Oklahoma: 0.87%
Tulsa County OK Industrial Authority Senior Living Community Montreau Incorporated Project (Health Revenue)	5.25	11-15-2037	1,000,000	1,094,260

Oregon: 0.74%
Multnomah County OR Hospital Facilities Authority Refunding Bond Mirabella South Waterfront Project Series A (Health Revenue)	5.00	10-1-2019	350,000	365,838
Polk County OR Hospital Facility Authority Revenue Bond Dallas Retirement Village Project Series 2015-A (Health Revenue)	5.00	7-1-2025	550,000	568,684

				934,522

Pennsylvania: 6.03%
Allegheny County PA IDA Propel Charter School Sunrise Project (Education Revenue)	5.25	7-15-2023	135,000	141,977
Chester County PA HEFA Immaculata University Project (Education Revenue)	5.50	10-15-2025	915,000	918,971
Chester PA Upland School District (GO Revenue)	4.75	9-15-2027	1,725,000	1,604,785
East Hempfield Township PA IDA Student Services Incorporated Student Housing Project of Millersville University (Education Revenue)	5.00	7-1-2029	500,000	541,380
Montgomery County PA Higher Education & Health Authority Arcadia University (Education Revenue)	5.00	4-1-2026	1,655,000	1,885,889
Philadelphia PA IDA Tacony Academy Charter School Project (Education Revenue)	6.88	6-15-2033	375,000	414,645
Philadelphia PA State Public School Building Authority School District Project (Miscellaneous Revenue)	5.00	4-1-2031	1,000,000	1,050,340
Scranton PA RDA Series A (Miscellaneous Revenue, Municipal Government Guaranty Insured)	5.00	11-15-2021	1,000,000	1,034,730

				7,592,717

Puerto Rico: 0.04%
Puerto Rico Public Finance Corporation Commonwealth Appropriation Bond Series B (Tax Revenue, Government Development Bank for Puerto Rico SPA) (s)	6.00	8-1-2024	1,175,000	45,473

South Carolina: 0.59%
South Carolina Jobs EDA York Preparatory Academy Project Series A (Education Revenue)	5.75	11-1-2023	170,000	179,671
South Carolina Jobs EDA York Preparatory Academy Project Series A (Education Revenue)	7.25	11-1-2045	500,000	556,970

				736,641

Tennessee: 0.70%
Bristol TN Industrial Development Board Sales Tax CAB Series B (Tax Revenue) 144A¤	0.00	12-1-2031	2,000,000	886,860

Texas: 5.31%
Arlington TX Higher Education Finance Corporation Universal Academy Series A (Education Revenue)	7.00	3-1-2034	320,000	323,174
Hackberry TX Special Assessment Public Improvement District #3 Phase #13 (Miscellaneous Revenue)	6.00	9-1-2026	210,000	212,449

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—June 30, 2017	Wells Fargo High Yield Municipal Bond Fund	15

Security name	Interest rate	Maturity date	Principal	Value

Texas (continued)
Lewisville TX Combination Contract Castle Hills Public Improvement Bonds Project #5 (Miscellaneous Revenue) 144A	6.50%	9-1-2034	$970,000	$994,551
Port Arthur TX Navigation District Jefferson County Environmental Facilities Motiva Enterprises LLC Project Series A (Resource Recovery Revenue) ø	1.35	4-1-2040	2,000,000	2,000,000
Pottsboro TX Higher Education Finance Corporation Imagine International Academy of North Texas Series A (Education Revenue)	3.88	8-15-2026	1,015,000	987,169
Pottsboro TX Higher Education Finance Corporation Imagine International Academy of North Texas Series A (Education Revenue)	5.00	8-15-2036	655,000	663,102
Tarrant County TX Cultural Education Facilities Finance Corporation Series B (Health Revenue)	5.00	11-15-2030	1,000,000	1,037,423
Texas Gas Supply SA Energy Acquisition Public Facilities Corporation (Utilities Revenue)	5.50	8-1-2027	190,000	232,927
Texas Private Activity Bond Surface Transportation Corporation Project NTE Mobility Partners Segments LLC (Transportation Revenue)	7.00	12-31-2038	200,000	229,080

				6,679,875

Utah: 0.80%
Utah Finance Authority Charter School Revenue Spectrum Academy Project (Education Revenue) 144A	5.00	4-15-2030	1,000,000	1,012,130

Virgin Islands: 2.24%
Virgin Islands PFA Matching Funding Loan Series A (Miscellaneous Revenue)	6.75	10-1-2019	1,545,000	1,368,716
Virgin Islands PFA Series C (Miscellaneous Revenue)	5.00	10-1-2039	2,000,000	1,454,120

				2,822,836

Virginia: 1.25%
Stafford County & Staunton VA IDA Community Services Boards League/Central Series B (Miscellaneous Revenue)	6.50	8-1-2028	1,555,000	1,574,702

Washington: 1.74%
Skagit County WA Public Hospital District #1 Skagit Valley Hospital Project (Health Revenue)	5.25	12-1-2025	250,000	269,763
Washington Housing Finance Commission Bayview Manor Homes Series A (Health Revenue) 144A	4.00	7-1-2026	920,000	936,385
Washington Housing Finance Commission Nonprofit Housing Bonds Heron’s Key Senior Living Series B-3 (Health Revenue) 144A	4.38	1-1-2021	1,000,000	987,080

				2,193,228

West Virginia: 1.28%
West Virginia EDA Morgantown Energy Associates Project (Industrial Development Revenue)	2.88	12-15-2026	1,370,000	1,328,653
West Virginia Hospital Finance Authority (Health Revenue)	6.25	10-1-2023	270,000	278,057

				1,606,710

Wisconsin: 1.42%
Wisconsin PFA Charter School Voyager Funding Incorporated Project Series A (Education Revenue)	4.13	10-1-2024	270,000	276,261
Wisconsin PFA Coral Academy Science Las Vegas Series A (Education Revenue)	5.00	7-1-2024	465,000	500,507
Wisconsin PFA Research Triangle High School Project Series 2015-A (Education Revenue) 144A	5.63	7-1-2045	1,000,000	1,015,440

				1,792,208

Total Municipal Obligations (Cost $121,647,714)				122,559,090

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo High Yield Municipal Bond Fund	Portfolio of investments—June 30, 2017

Security name	Yield	Shares	Value

Short-Term Investments: 0.59%

Investment Companies: 0.59%
Wells Fargo Municipal Cash Management Fund Institutional Class ##(l)(u)	0.81%	737,461	$737,903

Total Short-Term Investments (Cost $737,903)			737,903

Total investments in securities (Cost $122,385,617) *	97.98%	123,296,993
Other assets and liabilities, net	2.02	2,545,463

Total net assets	100.00%	$125,842,456

¤	The security is issued in zero coupon form with no periodic interest payments.

144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.

##	All or a portion of this security is segregated for when-issued securities.

(i)	Illiquid security for which the designation as illiquid is unaudited.

ø	Variable rate demand notes are subject to a demand feature which reduces the effective maturity. The maturity date shown represents the final maturity date of the security. The interest rate is determined and reset by the issuer daily, weekly, or monthly depending upon the terms of the security. The rate shown is the rate in effect at period end.

%%	The security is issued on a when-issued basis.

±	Variable rate investment. The rate shown is the rate in effect at period end.

(s)	The security is currently in default with regards to scheduled interest and/or principal payments. The Fund has stopped accruing interest on the security.

(l)	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.

(u)	The rate represents the 7-day annualized yield at period end.

*	Cost for federal income tax purposes is $122,385,617 and unrealized gains (losses) consists of:

Gross unrealized gains	$3,182,258
Gross unrealized losses	(2,270,882)

Net unrealized gains	$911,376

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities—June 30, 2017	Wells Fargo High Yield Municipal Bond Fund	17

Assets
Investments
In unaffiliated securities, at value (cost $121,647,714)	$122,559,090
In affiliated securities, at value (cost $737,903)	737,903

Total investments, at value (cost $122,385,617)	123,296,993
Receivable for investments sold	1,081,278
Receivable for Fund shares sold	1,642,191
Receivable for interest	1,516,311
Prepaid expenses and other assets	56,589

Total assets	127,593,362

Liabilities
Dividends payable	43,166
Payable for investments purchased	1,482,125
Payable for Fund shares redeemed	156,490
Management fee payable	34,459
Distribution fee payable	5,803
Administration fees payable	11,150
Accrued expenses and other liabilities	17,713

Total liabilities	1,750,906

Total net assets	$125,842,456

NET ASSETS CONSIST OF
Paid-in capital	$126,074,507
Overdistributed net investment income	(5,415)
Accumulated net realized losses on investments	(1,138,012)
Net unrealized gains on investments	911,376

Total net assets	$125,842,456

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE
Net assets – Class A	$20,305,369
Shares outstanding – Class A1	1,958,436
Net asset value per share – Class A	$10.37
Maximum offering price per share – Class A2	$10.86
Net assets – Class C	$8,708,932
Shares outstanding – Class C1	839,819
Net asset value per share – Class C	$10.37
Net assets – Administrator Class	$22,838,733
Shares outstanding – Administrator Class[1]	2,201,985
Net asset value per share – Administrator Class	$10.37
Net assets – Institutional Class	$73,989,422
Shares outstanding – Institutional Class[1]	7,136,175
Net asset value per share – Institutional Class	$10.37

[1]	The Fund has an unlimited number of authorized shares.

[2]	Maximum offering price is computed as 100/95.50 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo High Yield Municipal Bond Fund	Statement of operations—year ended June 30, 2017

Investment income
Interest	$5,913,811
Income from affiliated securities	12,439
Securities lending income, net	2,714

Total investment income	5,928,964

Expenses
Management fee	675,244
Administration fees
Class A	51,531
Class C	16,217
Administrator Class	24,263
Institutional Class	54,754
Shareholder servicing fees
Class A	80,519
Class C	25,340
Administrator Class	59,813
Distribution fee
Class C	76,019
Custody and accounting fees	15,505
Professional fees	53,582
Registration fees	81,576
Shareholder report expenses	23,817
Trustees’ fees and expenses	21,584
Other fees and expenses	11,246

Total expenses	1,271,010
Less: Fee waivers and/or expense reimbursements	(242,444)

Net expenses	1,028,566

Net investment income	4,900,398

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS

Net realized gains (losses) on:
Unaffiliated securities	(1,074,170)
Affiliated securities	1,576
Futures transactions	(29,630)

Net realized losses on investments	(1,102,224)

Net change in unrealized gains (losses) on:
Unaffiliated securities	(5,893,760)
Futures transactions	101,349

Net change in unrealized gains (losses) on investments	(5,792,411)

Net realized and unrealized gains (losses) on investments	(6,894,635)

Net decrease in net assets resulting from operations	$(1,994,237)

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets	Wells Fargo High Yield Municipal Bond Fund	19

	Year ended June 30, 2017		Year ended June 30, 2016

Operations
Net investment income		$4,900,398		$4,089,406
Net realized gains (losses) on investments		(1,102,224)		962,509
Net change in unrealized gains (losses) on investments		(5,792,411)		6,104,160

Net increase (decrease) in net assets resulting from operations		(1,994,237)		11,156,075

Distributions to shareholders from
Net investment income
Class A		(1,131,933)		(894,513)
Class C		(282,299)		(154,285)
Administrator Class		(873,363)		(659,408)
Institutional Class		(2,612,623)		(2,387,200)
Net realized gains
Class A		(272,085)		(78,573)
Class C		(74,086)		(16,949)
Administrator Class		(130,075)		(60,643)
Institutional Class		(522,236)		(205,261)

Total distributions to shareholders		(5,898,700)		(4,456,832)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	1,255,838	13,306,898	2,125,225	22,523,949
Class C	247,552	2,611,650	634,079	6,747,929
Administrator Class	1,905,479	20,247,486	1,668,935	17,660,288
Institutional Class	5,266,613	54,671,624	1,691,722	17,947,276

		90,837,658		64,879,442

Reinvestment of distributions
Class A	130,283	1,349,468	88,701	939,044
Class C	30,649	316,848	14,306	151,701
Administrator Class	82,046	854,343	56,332	597,072
Institutional Class	261,299	2,698,585	166,900	1,762,332

		5,219,244		3,450,149

Payment for shares redeemed
Class A	(2,911,071)	(29,839,907)	(771,697)	(8,162,455)
Class C	(407,014)	(4,205,319)	(117,144)	(1,224,951)
Administrator Class	(2,091,981)	(21,713,531)	(750,383)	(7,978,247)
Institutional Class	(4,611,104)	(48,199,227)	(3,003,097)	(31,534,674)

		(103,957,984)		(48,900,327)

Net increase (decrease) in net assets resulting from capital share transactions		(7,901,082)		19,429,264

Total increase (decrease) in net assets		(15,794,019)		26,128,507

Net assets
Beginning of period		141,636,475		115,507,968

End of period		$125,842,456		$141,636,475

Overdistributed net investment income		$(5,415)		$(5,389)

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo High Yield Municipal Bond Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended June 30
CLASS A	2017	2016	2015	2014	2013[1]
Net asset value, beginning of period	$10.91	$10.34	$10.25	$9.52	$10.00
Net investment income	0.37	0.35	0.34	0.40	0.13
Net realized and unrealized gains (losses) on investments	(0.46)	0.60	0.18	0.75	(0.49)

Total from investment operations	(0.09)	0.95	0.52	1.15	(0.36)
Distributions to shareholders from
Net investment income	(0.37)	(0.35)	(0.34)	(0.40)	(0.12)
Net realized gains	(0.08)	(0.03)	(0.09)	(0.02)	0.00

Total distributions to shareholders	(0.45)	(0.38)	(0.43)	(0.42)	(0.12)
Net asset value, end of period	$10.37	$10.91	$10.34	$10.25	$9.52
Total return[2]	(0.76)%	9.44%	5.06%	12.41%	(3.61)%
Ratios to average net assets (annualized)
Gross expenses	1.06%	1.07%	1.07%	1.90%	3.45%
Net expenses	0.85%	0.85%	0.85%	0.85%	0.85%
Net investment income	3.51%	3.28%	3.26%	3.98%	3.21%
Supplemental data
Portfolio turnover rate	82%	61%	62%	65%	69%
Net assets, end of period (000s omitted)	$20,305	$38,018	$21,100	$4,022	$998

[1]	For the period from January 31, 2013 (commencement of class operations) to June 30, 2013

[2]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo High Yield Municipal Bond Fund	21

(For a share outstanding throughout each period)

	Year ended June 30
CLASS C	2017	2016	2015	2014	2013[1]
Net asset value, beginning of period	$10.91	$10.34	$10.25	$9.52	$10.00
Net investment income	0.29	0.27	0.26	0.33	0.09
Net realized and unrealized gains (losses) on investments	(0.46)	0.60	0.18	0.75	(0.48)

Total from investment operations	(0.17)	0.87	0.44	1.08	(0.39)
Distributions to shareholders from
Net investment income	(0.29)	(0.27)	(0.26)	(0.33)	(0.09)
Net realized gains	(0.08)	(0.03)	(0.09)	(0.02)	0.00

Total distributions to shareholders	(0.37)	(0.30)	(0.35)	(0.35)	(0.09)
Net asset value, end of period	$10.37	$10.91	$10.34	$10.25	$9.52
Total return[2]	(1.50)%	8.62%	4.28%	11.58%	(3.89)%
Ratios to average net assets (annualized)
Gross expenses	1.81%	1.82%	1.82%	2.58%	4.05%
Net expenses	1.60%	1.60%	1.60%	1.60%	1.60%
Net investment income	2.79%	2.49%	2.50%	3.15%	2.25%
Supplemental data
Portfolio turnover rate	82%	61%	62%	65%	69%
Net assets, end of period (000s omitted)	$8,709	$10,573	$4,522	$2,323	$481

[1]	For the period from January 31, 2013 (commencement of class operations) to June 30, 2013

[2]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

22	Wells Fargo High Yield Municipal Bond Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended June 30
ADMINISTRATOR CLASS	2017	2016	2015	2014	2013[1]
Net asset value, beginning of period	$10.92	$10.34	$10.26	$9.52	$10.00
Net investment income	0.38	0.36	0.35	0.41	0.13
Net realized and unrealized gains (losses) on investments	(0.47)	0.61	0.17	0.76	(0.48)

Total from investment operations	(0.09)	0.97	0.52	1.17	(0.35)
Distributions to shareholders from
Net investment income	(0.38)	(0.36)	(0.35)	(0.41)	(0.13)
Net realized gains	(0.08)	(0.03)	(0.09)	(0.02)	0.00

Total distributions to shareholders	(0.46)	(0.39)	(0.44)	(0.43)	(0.13)
Net asset value, end of period	$10.37	$10.92	$10.34	$10.26	$9.52
Total return[2]	(0.75)%	9.65%	5.07%	12.63%	(3.57)%
Ratios to average net assets (annualized)
Gross expenses	1.00%	1.00%	1.00%	1.80%	3.24%
Net expenses	0.75%	0.75%	0.75%	0.75%	0.75%
Net investment income	3.60%	3.39%	3.35%	4.14%	3.10%
Supplemental data
Portfolio turnover rate	82%	61%	62%	65%	69%
Net assets, end of period (000s omitted)	$22,839	$25,179	$13,768	$3,282	$482

[1]	For the period from January 31, 2013 (commencement of class operations) to June 30, 2013

[2]	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo High Yield Municipal Bond Fund	23

(For a share outstanding throughout each period)

	Year ended June 30
INSTITUTIONAL CLASS	2017	2016	2015	2014	2013[1]
Net asset value, beginning of period	$10.91	$10.34	$10.25	$9.52	$10.00
Net investment income	0.40	0.38	0.37	0.42	0.13
Net realized and unrealized gains (losses) on investments	(0.46)	0.60	0.18	0.75	(0.48)

Total from investment operations	(0.06)	0.98	0.55	1.17	(0.35)
Distributions to shareholders from
Net investment income	(0.40)	(0.38)	(0.37)	(0.42)	(0.13)
Net realized gains	(0.08)	(0.03)	(0.09)	(0.02)	0.00

Total distributions to shareholders	(0.48)	(0.41)	(0.46)	(0.44)	(0.13)
Net asset value, end of period	$10.37	$10.91	$10.34	$10.25	$9.52
Total return[2]	(0.51)%	9.71%	5.33%	12.70%	(3.52)%
Ratios to average net assets (annualized)
Gross expenses	0.73%	0.74%	0.74%	1.53%	2.97%
Net expenses	0.60%	0.60%	0.60%	0.60%	0.60%
Net investment income	3.82%	3.58%	3.51%	4.26%	3.25%
Supplemental data
Portfolio turnover rate	82%	61%	62%	65%	69%
Net assets, end of period (000s omitted)	$73,989	$67,867	$76,118	$31,105	$8,204

[1]	For the period from January 31, 2013 (commencement of class operations) to June 30, 2013

[2]	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

24	Wells Fargo High Yield Municipal Bond Fund	Notes to financial statements

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo High Yield Municipal Bond Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.

Debt securities are valued at the evaluated bid price provided by an independent pricing service or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.

Equity securities and futures that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the principal exchange or market that day, the prior day’s price will be deemed “stale” and a fair value price will be determined in accordance with the Fund’s Valuation Procedures.

Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment companies that are redeemable at net asset value are fair valued normally at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Fund. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Management Valuation Team of Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Management Valuation Team which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market values, to assess the continued appropriateness of the fair valuation methodologies used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the inputs considered in the valuation process until there is a readily available price provided on an exchange or by an independent pricing service. Valuations received from an independent pricing service or independent broker-dealer quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the manager and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

Security loans

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The Fund continues to receive interest or dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. In a securities lending transaction, the net asset value of the Fund will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

Notes to financial statements	Wells Fargo High Yield Municipal Bond Fund	25

The Fund lends its securities through an unaffiliated securities lending agent. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the “Securities Lending Fund”). The Securities Lending Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Funds Management and is subadvised by Wells Capital Management Incorporated (“WellsCap”), an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser. The Securities Lending Fund seeks to provide a positive return compared to the daily Fed Funds Open Rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Securities Lending Fund investments are valued at the evaluated bid price provided by an independent pricing service. Income earned from investment in the Securities Lending Fund is included in securities lending income on the Statement of Operations.

When-issued transactions

The Fund may purchase securities on a forward commitment or when-issued basis. The Fund records a when-issued transaction on the trade date and will segregate assets in an amount at least equal in value to the Fund’s commitment to purchase when-issued securities. Securities purchased on a when-issued basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

Futures contracts

The Fund is subject to interest rate risk in the normal course of pursuing its investment objectives. The Fund may buy and sell futures contracts in order to gain exposure to, or protect against, changes in interest rates. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the Fund and the prices of futures contracts, and the possibility of an illiquid market.

The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset or liability and in the Statement of Operations as unrealized gains or losses until the contracts are closed, at which point they are recorded as net realized gains or losses on futures contracts. With futures contracts, there is minimal counterparty risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily based on the effective interest method. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has been determined to be doubtful based on consistently applied procedures and the fair value has decreased. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

Distributions to shareholders

Distributions to shareholders from net investment income are accrued daily and paid monthly. Distributions from net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior the Fund’s fiscal year end may be categorized as a tax return of capital.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable and tax-exempt income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

26	Wells Fargo High Yield Municipal Bond Fund	Notes to financial statements

Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. At June 30, 2017, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Overdistributed net investment income	Accumulated net realized losses on investments
$(206)	$206

As of June 30, 2017, the Fund had current year net deferred post-October capital losses consisting of $1,138,012 in short-term losses which will be recognized on the first day of the following fiscal year.

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

∎	Level 1 – quoted prices in active markets for identical securities

∎	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

∎	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of June 30, 2017:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:

Municipal obligations	$0	$122,559,090	$0	$122,559,090

Short-term investments
Investment companies	737,903	0	0	737,903
Total assets	$737,903	$122,559,090	$0	$123,296,993

The Fund recognizes transfers between levels within the fair value hierarchy at the end of the reporting period. At June 30, 2017, the Fund did not have any transfers into/out of Level 1, Level 2, or Level 3.

Notes to financial statements	Wells Fargo High Yield Municipal Bond Fund	27

4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES

Management fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo, is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser, providing fund-level administrative services in connection with the Fund’s operations, and providing any other fund-level administrative services reasonably necessary for the operation of the Fund. As compensation for its services under the investment management agreement, Funds Management is entitled to receive an annual management fee starting at 0.50% and declining to 0.38% as the average daily net assets of the Fund increase. For the year ended June 30, 2017, the management fee was equivalent to an annual rate of 0.50% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. WellsCap is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.35% and declining to 0.20% as the average daily net assets of the Fund increase.

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:

Class-level administration fee
Class A, Class C	0.16%
Administrator Class	0.10
Institutional Class	0.08

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses. Funds Management has committed through October 31, 2017 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 0.85% for Class A shares, 1.60% for Class C shares, 0.75% for Administrator Class shares, and 0.60% for Institutional Class shares. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

During the year ended June 30, 2017, State Street Bank and Trust Company, the Fund’s custodian, reimbursed the Fund $117 for certain out-of-pocket expenses that were billed to the Fund in error from 1998-2015. This amount is included in interest income on the Statement of Operations. In addition, Funds Management was also reimbursed $1,311 for waivers/reimbursements it made to the Fund during the period the Fund was erroneously billed.

Distribution fee

The Trust has adopted a distribution plan for Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class C shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares.

In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the year ended June 30, 2017, Funds Distributor received $4,383 from the sale of Class A shares. No contingent deferred sales charges were incurred by Class A and Class C shares for the year ended June 30, 2017.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, and Administrator Class, of the Fund are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class.

28	Wells Fargo High Yield Municipal Bond Fund	Notes to financial statements

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended June 30, 2017 were $101,847,981 and $116,349,737, respectively.

The Fund may purchase or sell investment securities to other Wells Fargo affiliates pursuant to Rule 17a-7 of the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices. Interfund trades are included within the respective purchases and sales amounts shown.

6. DERIVATIVE TRANSACTIONS

During the year ended June 30, 2017, the Fund entered into futures contracts to take advantage of the differences between municipal and treasury yields and to help manage the duration of the portfolio.

As of June 30, 2017, the Fund did not have any open futures contracts. The Fund had an average notional amount of $347,300 in short futures contracts during the year ended June 30, 2017.

The realized losses and change in unrealized gains (losses) on futures contracts are reflected in the Statement of Operations.

7. BANK BORROWINGS

The Trust (excluding the money market funds and certain other funds) and Wells Fargo Variable Trust are parties to a $250,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund. Prior to August 30, 2016, the revolving credit agreement amount was $200,000,000 and the annual commitment fee was equal to 0.20% of the unused balance which was allocated to each participating fund.

For the year ended June 30, 2017, there were no borrowings by the Fund under the agreement.

8. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended June 30, 2017 and June 30, 2016 were as follows:

	Year ended June 30
	2017	2016
Ordinary income	$424,894	$361,426
Tax-exempt income	4,900,424	4,095,406
Long-term capital gain	573,382	0

As of June 30, 2017, the components of distributable earnings on a tax basis were as follows:

Undistributed tax-exempt income	Unrealized gains	Post-October capital losses deferred
$37,751	$911,376	$(1,138,012)

9. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

Notes to financial statements	Wells Fargo High Yield Municipal Bond Fund	29

10. REGULATORY CHANGES

In October 2016, the Securities and Exchange Commission (“SEC”) adopted new rules and forms and amended existing rules and forms (together, “final rules”) intended to modernize and enhance the reporting and disclosure of information by registered investment companies and to enhance liquidity risk management by open-end mutual funds and exchange-traded funds. The final rules will enhance the quality of information available to investors and will allow the SEC to more effectively collect and use data reported by funds. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in the Fund’s financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management has evaluated the amendments to Regulation S-X and its adoption will result in enhanced financial disclosures in the Fund’s financial statements. Management continues to evaluate the reporting requirements for the new form types (compliance date is June 1, 2018) and the implementation of the liquidity risk management program (compliance date is December 1, 2018).

30	Wells Fargo High Yield Municipal Bond Fund	Report of independent registered public accounting firm

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Wells Fargo High Yield Municipal Bond Fund (the “Fund”), one of the funds constituting the Wells Fargo Funds Trust, as of June 30, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2017, by correspondence with custodians and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo High Yield Municipal Bond Fund as of June 30, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

August 25, 2017

Other information (unaudited)	Wells Fargo High Yield Municipal Bond Fund	31

TAX INFORMATION

Pursuant to Section 852 of the Internal Revenue Code, $573,382 was designated as a 20% rate gain distribution for the fiscal year ended June 30, 2017.

For the fiscal year ended June 30, 2017, $424,894 has been designated as short-term capital gain dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.

Pursuant to Section 852 of the Internal Revenue Code, 100% of distributions paid from net investment income is designated as exempt-interest dividends for the fiscal year ended June 30, 2017.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wellsfargofunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at wellsfargofunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available monthly on the Fund’s website (wellsfargofunds.com), on a one-month delayed basis. In addition, top ten holdings information (excluding derivative positions) for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

32	Wells Fargo High Yield Municipal Bond Fund	Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 148 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Board member of the Forté Foundation (non-profit organization) and the Vincent Memorial Hospital Endowment (non-profit organization), where he serves on the Investment Committee and as a Chair of the Audit Committee. Mr. Ebsworth is a CFA® charterholder.	Asset Allocation Trust
Jane A. Freeman (Born 1953)	Trustee, since 2015	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is a Board Member of Ruth Bancroft Garden (non-profit organization) and an inactive chartered financial analyst.	Asset Allocation Trust
Peter G. Gordon** (Born 1942)	Trustee, since 1998; Chairman, since 2005	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College.	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (charter school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust

Other information (unaudited)	Wells Fargo High Yield Municipal Bond Fund	33

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust
Timothy J. Penny (Born 1951)	Trustee, since 1996: Vice Chairman, since 2017	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Trustee of the Evergreen Funds complex (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

**	Peter Gordon is expected to retire on December 31, 2017.

Advisory Board Members

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer	Current other public company or investment company directorships
James G. Polisson (Born 1959)	Advisory Board Member, since 2017	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors (Blackrock) from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Prior thereto, Vice President, Fidelity Retail Mutual Fund Group from 1996 to 1998 and Risk Management Practice Manager, Fidelity Consulting from 1995 to 1996. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	Asset Allocation Trust
Pamela Wheelock (Born 1959)	Advisory Board Member, since 2017	Chief Operating Officer, Twin Cities Habitat for Humanity, since January, 2017. Vice President of University Services, University of Minnesota from 2012 to 2017. Prior thereto, Interim President and Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2010 to 2011, Chairman of the Board from 2009 to 2011 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently on the Board of Directors, Governance Committee and Finance Committee, for the Minnesota Philanthropy Partners (Saint Paul Foundation) since 2012 and Board Chair of the Minnesota Wild Foundation since 2010.	Asset Allocation Trust

34	Wells Fargo High Yield Municipal Bond Fund	Other information (unaudited)

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.
Nancy Wiser[1] (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Officer, since 2003	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Assistant General Counsel of Wells Fargo Bank, N.A. since 2013 and Vice President and Managing Counsel of Wells Fargo Bank, N.A. from 1996 to 2013.
Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Senior Vice President and Chief Compliance Officer since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.
Jeremy DePalma[1] (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

[1]	Nancy Wiser acts as Treasurer of 69 funds in the Fund Complex. Jeremy DePalma acts as Treasurer of 79 funds and Assistant Treasurer of 69 funds in the Fund Complex.

[2]	The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wellsfargofunds.com.

Other information (unaudited)	Wells Fargo High Yield Municipal Bond Fund	35

BOARD CONSIDERATION OF INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS:

Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”) must determine annually whether to approve the continuation of the Trust’s investment management and sub-advisory agreements. In this regard, at an in-person meeting held on May 16-17, 2017 (the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment management and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for Wells Fargo High Yield Municipal Bond Fund (the “Fund”): (i) an investment management agreement (the “Management Agreement”) with Wells Fargo Funds Management, LLC (“Funds Management”); and (ii) an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Wells Capital Management Incorporated (the “Sub-Adviser”), an affiliate of Funds Management. The Management Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.”

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at an in-person meeting in April 2017, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2017. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable. The Board considered the approval of the Advisory Agreements for the Fund as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included a description of the investment advisory services and Fund-level administrative services covered by the Management Agreement, as well as, among other things, a summary of the background and experience of senior management of Funds Management, a summary of certain organizational and personnel changes involving Funds Management and the Sub-Adviser, and a description of Funds Management’s and the Sub-Adviser’s business continuity planning programs and of their approaches to data privacy and cybersecurity. The Board also considered the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund.

The Board evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates.

Fund performance and expenses

The Board considered the performance results for the Fund over various time periods ended December 31, 2016. The Board considered these results in comparison to the performance of funds in a universe that was determined by

36	Wells Fargo High Yield Municipal Bond Fund	Other information (unaudited)

Broadridge Inc. (“Broadridge”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe. The Board noted that the performance of the Fund (Administrator Class) was lower than the average performance of the Universe for the one-year period under review and higher than the average performance of the Universe for the three-year period under review. The Board also noted that the performance of the Fund was lower than its benchmark, the Bloomberg Barclays Municipal Bond Index, for the one-year period under review and higher than its benchmark for the three-year period under review.

The Board received information concerning, and discussed factors contributing to, the underperformance of the Fund relative to the Universe and benchmark for the periods identified above. The Board took note of the explanations for the relative underperformance during these periods, including with respect to investment decisions and market factors that affected the Fund’s performance.

The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Broadridge to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year. Based on the Broadridge reports, the Board noted that the net operating expense ratios of the Fund were lower than or equal to the median net operating expense ratios of the expense Groups for all share classes.

The Board took into account the Fund performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreements.

Investment management and sub-advisory fee rates

The Board reviewed and considered the contractual fee rates payable by the Fund to Funds Management under the Management Agreement, as well as the contractual fee rates payable by the Fund to Funds Management for class-level administrative services under a Class-Level Administration Agreement, which include, among other things, class-level transfer agency and sub-transfer agency costs (collectively, the “Management Rates”). The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Adviser for investment sub-advisory services.

Among other information reviewed by the Board was a comparison of the Fund’s Management Rates with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the funds in the expense Groups. The Board noted that the Management Rates of the Fund were lower than or in range of the sum of these average rates for the Fund’s expense Groups for all share classes.

The Board also received and considered information about the portion of the total management fee that was retained by Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. Given the affiliation between Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of fees between them.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing mutual funds compared with those associated with managing assets of non-mutual fund clients such as institutional separate accounts.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Funds Management under the Management Agreement and to the Sub-Adviser under the Sub-Advisory Agreement was reasonable.

Profitability

The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of Wells Fargo as a whole, from providing services to the Fund and the fund family as a whole. The Board also received and considered information concerning the profitability of the Sub-Adviser from providing services to the fund family as a whole, noting that the Sub-Adviser’s profitability information with respect to providing services to the Fund was subsumed in the Wells Fargo and Funds Management profitability analysis.

Other information (unaudited)	Wells Fargo High Yield Municipal Bond Fund	37

Funds Management reported on the methodologies and estimates used in calculating profitability, including a description of the methodology used to allocate certain expenses. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size and type of fund. Based on its review, the Board did not deem the profits reported by Funds Management or Wells Fargo from its services to the Fund to be at a level that would prevent it from approving the continuation of the Advisory Agreements.

Economies of scale

With respect to possible economies of scale, the Board noted the existence of breakpoints in the Fund’s management fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size. It considered that, for a small fund or a fund that shrinks in size, breakpoints conversely can result in higher fee levels. The Board also considered that in addition to management fee breakpoints, competitive management fee rates set at the outset without regard to breakpoints and fee waiver and expense reimbursement arrangements are means of sharing potential economies of scale with shareholders of the Fund. The Board considered Funds Management’s view, which Funds Management indicated was supported by independent third-party industry studies which were summarized for the Board, that any analyses of potential economies of scale in managing a particular fund are inherently limited in light of the joint and common costs and investments that Funds Management incurs across the fund family as a whole.

The Board concluded that the Fund’s fee and expense arrangements, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.

Other benefits to Funds Management and the Sub-Adviser

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund. The Board noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser, fees earned by Funds Management and the Sub-Adviser from managing a private investment vehicle for the fund family’s securities lending collateral and commissions earned by an affiliated broker from portfolio transactions.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.

Conclusion

At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable.

38	Wells Fargo High Yield Municipal Bond Fund	List of abbreviations

The following is a list of common abbreviations for terms and entities that may have appeared in this report.

ACA	— ACA Financial Guaranty Corporation
ADR	— American depositary receipt
ADS	— American depositary shares
AGC	— Assured Guaranty Corporation
AGM	— Assured Guaranty Municipal
Ambac	— Ambac Financial Group Incorporated
AMT	— Alternative minimum tax
AUD	— Australian dollar
BAN	— Bond anticipation notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazilian real
CAB	— Capital appreciation bond
CAD	— Canadian dollar
CCAB	— Convertible capital appreciation bond
CDA	— Community Development Authority
CDO	— Collateralized debt obligation
CHF	— Swiss franc
CLO	— Collateralized loan obligation
CLP	— Chilean peso
COP	— Colombian peso
DKK	— Danish krone
DRIVER	— Derivative inverse tax-exempt receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-traded fund
EUR	— Euro
FDIC	— Federal Deposit Insurance Corporation
FFCB	— Federal Farm Credit Banks
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Administration
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British pound
GDR	— Global depositary receipt
GNMA	— Government National Mortgage Association
GO	— General obligation
HCFR	— Healthcare facilities revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher education facilities authority revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong dollar
HUD	— Department of Housing and Urban Development
HUF	— Hungarian forint
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Indonesian rupiah
IEP	— Irish pound
JPY	— Japanese yen
KRW	— Republic of Korea won
LIBOR	— London Interbank Offered Rate
LIFER	— Long Inverse Floating Exempt Receipts
LIQ	— Liquidity agreement
LLC	— Limited liability company
LLLP	— Limited liability limited partnership
LLP	— Limited liability partnership
LOC	— Letter of credit
LP	— Limited partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multifamily housing revenue
MSTR	— Municipal securities trust receipts
MTN	— Medium-term note
MUD	— Municipal Utility District
MXN	— Mexican peso
MYR	— Malaysian ringgit
National	— National Public Finance Guarantee Corporation
NGN	— Nigerian naira
NOK	— Norwegian krone
NZD	— New Zealand dollar
PCFA	— Pollution Control Financing Authority
PCL	— Public Company Limited
PCR	— Pollution control revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable floating option tax-exempt receipts
PJSC	— Public Joint Stock Company
plc	— Public limited company
PLN	— Polish zloty
PUTTER	— Puttable tax-exempt receipts
R&D	— Research & development
Radian	— Radian Asset Assurance
RAN	— Revenue anticipation notes
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real estate investment trust
ROC	— Reset option certificates
RON	— Romanian lei
RUB	— Russian ruble
SAVRS	— Select auction variable rate securities
SBA	— Small Business Authority
SDR	— Swedish depositary receipt
SEK	— Swedish krona
SFHR	— Single-family housing revenue
SFMR	— Single-family mortgage revenue
SGD	— Singapore dollar
SPA	— Standby purchase agreement
SPDR	— Standard & Poor’s Depositary Receipts
SPEAR	— Short Puttable Exempt Adjustable Receipts
STRIPS	— Separate trading of registered interest and
principal securities
TAN	— Tax anticipation notes
TBA	— To be announced
THB	— Thai baht
TIPS	— Treasury inflation-protected securities
TRAN	— Tax revenue anticipation notes
TRY	— Turkish lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
ZAR	— South African rand

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For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, email, visit the Fund’s website, or call:

Wells Fargo Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: fundservice@wellsfargo.com

Website: wellsfargofunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wellsfargofunds.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Asset Management (WFAM) is a trade name used by the asset management businesses of Wells Fargo & Company. Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the funds. The funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA, an affiliate of Wells Fargo & Company. Neither Wells Fargo Funds Management nor Wells Fargo Funds Distributor has Fund customer accounts/assets, and neither provides investment advice/recommendations or acts as an investment advice fiduciary to any investor.

NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

© 2017 Wells Fargo Funds Management, LLC. All rights reserved.

304892 08-17 A264/AR264 06-17

Annual Report

June 30, 2017

Wells Fargo Intermediate Tax/AMT-Free Fund

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*	A complete schedule of portfolio holdings as of the report date may be obtained, free of charge, by accessing the following website: https://www.wellsfargofunds.com/assets/edocs/regulatory/holdings/intermediate-tax-amt-free-ann.pdf or by calling Wells Fargo Funds at 1-800-222-8222. This complete schedule, filed on Form N-CSR, is also available on the SEC’s website at sec.gov.

The views expressed and any forward-looking statements are as of June 30, 2017, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

2	Wells Fargo Intermediate Tax/AMT-Free Fund	Letter to shareholders (unaudited)

Andrew Owen

President

Wells Fargo Funds

Many equity markets advanced during this reporting period, supported by modest economic growth despite political uncertainty.

Dear Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Intermediate Tax/AMT-Free Fund for the 12-month period that ended June 30, 2017. Many equity markets advanced during this reporting period, supported by modest economic growth despite political uncertainty. U.S. and international stocks returned 17.90% and 20.45% for the 12-month period, respectively, as measured by the S&P 500 Index1 and the MSCI ACWI ex USA Index (Net).2 Within fixed income, the Bloomberg Barclays U.S. Aggregate Bond Index3 returned -0.31% and the Bloomberg Barclays Municipal Bond Index4 returned -0.49% as interest rates rose from low levels.

Globally, stocks delivered positive results in the third quarter of 2016; bonds’ interest rates remained low.

Stocks’ upward trend continued into August 2016 and then lost some steam. Ever since the Great Recession, markets worldwide have been supported to varying degrees by accommodative policies from leading central banks, including the Federal Reserve (Fed), European Central Bank (ECB), Bank of England, and Bank of Japan. As a result, investors have watched closely for any signs that global central banks might tighten their measures. In the U.S., early-September comments by several Fed officials appeared to suggest a September interest-rate increase, which sent stock and bond prices down. However, stocks surged following the Fed’s September 20th meeting on news that the Fed had decided to delay a rate increase to later in 2016. In bond markets, interest rates rose during the quarter but remained at historically low levels as a result of easy monetary policies, subdued global growth, and modest inflation expectations. Yields did rise, however, after bottoming in early July, because market participants felt that yields had overshot the real risks of the U.K.’s vote to exit the European Union and as economic activity strengthened.

During the fourth quarter of 2016, prospects for faster growth and higher interest rates in the U.S. influenced markets.

Early in the fourth quarter of 2016, U.S. stocks tended to trade lower amid concerns such as a likely interest-rate increase and uncertainty over the approaching general election. However, following Donald Trump’s election as president in early November, U.S. stocks began to rally. Investors appeared optimistic that the new administration would usher in a series of progrowth policies, and supportive economic news helped the rally carry through the quarter. The buoyant environment sent interest rates higher as well. At its mid-December meeting, Fed officials raised their target interest rate for the first time in a year by a quarter percentage point to between 0.50% and 0.75%. The fourth quarter also saw the implementation of the Securities and Exchange Commission’s new rules for money market funds, which included floating net asset values (NAVs) for institutional prime and municipal money market funds as well as the possibility of liquidity fees and redemption gates. In the year leading up to money market fund reform implementation, nearly $1 trillion in assets moved from these types of money market funds into government money market funds, which continued to transact at a stable $1 NAV. Outside of the U.S., the prospects for faster U.S. growth appeared to trigger some acceleration in Europe.

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[2]	The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the United States and Canada. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[3]	The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar–denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[4]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

Letter to shareholders (unaudited)	Wells Fargo Intermediate Tax/AMT-Free Fund	3

Economies improved in the first quarter of 2017, supporting markets.

Stocks rallied globally through the first quarter of 2017, supported by signs of improvement in the U.S. and global economies. U.S. economic data released during the quarter reflected a healthy economy. Hiring remained strong, and business and consumer sentiment improved. In March, Fed officials raised their target interest rate by a quarter percentage point to between 0.75% and 1.00%. With the Fed’s target interest rate increase, short-term bond yields rose during the quarter. Meanwhile, longer-term Treasury yields were little changed, leading to positive performance. Investment-grade and high-yield bonds benefited from strong demand. Municipal bond returns were positive in the quarter, helped by strong demand and constrained new-issue supply. Outside of the U.S., stocks in emerging markets generally outperformed stocks in the U.S. and international developed markets because they benefited from both global economic growth and recent weakening in the U.S. dollar. European stocks also outperformed the U.S. market.

Steady advancement in many markets marked the second quarter of 2017.

With steady, modest economic growth both in the U.S. and abroad during the second quarter of 2017, most equity markets in the U.S. and abroad advanced with few signs of volatility. Within the economy, U.S. inflation trended lower despite the unemployment rate continuing to decline. Ten-year U.S. Treasury yields declined, resulting in stronger prices for long-term bonds. As was widely expected, Fed officials in June again raised their target interest rate by a quarter percentage point to between 1.00% and 1.25%. They also released a blueprint for reducing the Fed’s balance sheet, which had ballooned due to quantitative easing. Although economic momentum increased in Europe, the ECB held its rates steady at low levels because underlying inflation remained subdued. In emerging markets, many countries benefited from stronger currencies versus the U.S. dollar.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest in Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Andrew Owen

President

Wells Fargo Funds

Periods of uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future.

For further information about your Fund, contact your investment professional, visit our website at wellsfargofunds.com, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

4	Wells Fargo Intermediate Tax/AMT-Free Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks current income exempt from federal income tax.

Manager

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Lyle J. Fitterer, CFA®, CPA

Robert J. Miller

Average annual total returns (%) as of June 30, 20171

		Including sales charge			Excluding sales charge			Expense ratios[2] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[3]
Class A (WFTAX)	7-31-2007	(4.23)	1.86	3.68	(1.27)	2.48	4.00	0.80	0.70
Class C (WFTFX)	7-31-2007	(3.01)	1.72	3.22	(2.01)	1.72	3.22	1.55	1.45
Administrator Class (WFITX)	3-31-2008	–	–	–	(1.17)	2.58	4.11	0.74	0.60
Institutional Class (WITIX)	3-31-2008	–	–	–	(1.10)	2.76	4.27	0.47	0.45
Bloomberg Barclays Municipal Bond 1-15 Year Blend Index[4]	–	–	–	–	(0.15)	2.70	4.28	–	–

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargofunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 3.00%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Administrator Class and Institutional shares are sold without a front-end sales charge or contingent deferred sales charge.

Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. Changes in market conditions and government policies may lead to periods of heightened volatility in the bond market and reduced liquidity for certain bonds held by the Fund. In general, when interest rates rise, bond values fall and investors may lose principal value. Interest-rate changes and their impact on the Fund and its share price can be sudden and unpredictable. High-yield securities have a greater risk of default and tend to be more volatile than higher-rated debt securities. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to municipal securities risk. Consult the Fund’s prospectus for additional information on these and other risks. A portion of the Fund’s income may be subject to federal, state, and/or local income taxes or the Alternative Minimum Tax (AMT). Any capital gains distributions may be taxable.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Intermediate Tax/AMT-Free Fund	5

Growth of $10,000 investment as of June 30, 2017[5]

[1]	Historical performance shown for Class A shares prior to their inception reflects the performance of the former Investor Class shares, and includes the higher expenses applicable to the former Investor Class shares (except during those periods in which expenses of Class A shares would have been higher than those of the former Investor Class shares). Historical performance shown for Class C shares prior to their inception reflects the performance of the former Investor Class shares, adjusted to reflect the higher expenses applicable to Class C shares. Historical performance shown for the Administrator Class shares prior to their inception reflects the performance of the former Investor Class shares, and includes the higher expenses applicable to the Investor Class shares. Historical performance shown for the Institutional Class shares prior to their inception reflects the performance of the former Investor Class shares, and includes the higher expenses applicable to the Investor Class shares. If these expenses had not been included, returns for Institutional Class shares would be higher.

[2]	Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.

[3]	The manager has contractually committed through October 31, 2017, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waivers at the amounts shown. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses, and extraordinary expenses are excluded from the expense cap. Without this cap, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio or the Fund’s Total Annual Fund Operating Expenses After Fee Waivers, as stated in the prospectuses.

[4]	The Bloomberg Barclays Municipal Bond 1–15 Year Blend Index is the 1–15 Year Blend component of the Bloomberg Barclays Municipal Bond Index. The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of tax-exempt bonds with maturities between six and eight years and a minimum credit rating of Baa. You cannot invest directly in an index.

[5]	The chart compares the performance of Class A shares for the most recent ten years with the Bloomberg Barclays Municipal Bond 1–15 Year Blend Index. The chart assumes a hypothetical $10,000 investment in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 3.00%.

[6]	Amounts are calculated based on the total investments of the Fund. These amounts are subject to change and may have changed since the date specified.

[7]	The credit quality distribution of portfolio holdings reflected in the chart is based on ratings from Standard & Poor’s, Moody’s Investors Service, and/or Fitch Ratings Ltd. Credit quality ratings apply to the underlying holdings of the Fund and not to the Fund itself. The percentages of the Fund’s portfolio with the ratings depicted in the chart are calculated based on the total market value of fixed income securities held by the Fund. If a security was rated by all three rating agencies, the middle rating was utilized. If rated by two of three rating agencies, the lower rating was utilized, and if rated by one of the rating agencies, that rating was utilized. Standard & Poor’s rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Ratings from A to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories. Standard & Poor’s rates the creditworthiness of short-term notes from SP-1 (highest) to SP-3 (lowest). Moody’s rates the creditworthiness of bonds, ranging from Aaa (highest) to C (lowest). Ratings Aa to B may be modified by the addition of a number 1 (highest) to 3 (lowest) to show relative standing within the ratings categories. Moody’s rates the creditworthiness of short-term U.S. tax-exempt municipal securities from MIG 1/VMIG 1 (highest) to SG (lowest). Fitch rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Credit quality distribution is subject to change and may have changed since the date specified.

6	Wells Fargo Intermediate Tax/AMT-Free Fund	Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

∎	The Fund underperformed its benchmark, the Bloomberg Barclays Municipal Bond 1–15 Year Blend Index, for the 12-month period that ended June 30, 2017.

∎	Issue selection detracted from results. In particular, selection within industrial development revenue/pollution control revenue (IDR/PCR) bonds detracted.

∎	Sector allocation detracted from results, although the Fund’s underweight to state general obligation (GO) bonds contributed. Further, an overweight to state of Illinois bonds helped results.

∎	The Fund’s underweight to state general obligation (GO) bonds contributed. Sector allocation detracted, although an overweight to state of Illinois bonds helped results. Issue selection within education, hospital, and special tax sectors contributed, while exposure to industrial development revenue/pollution control revenue (IDR/PCR) bonds detracted.

Effective maturity distribution as of June 30, 2017[6]

The Fed continued to normalize monetary policy.

As economic growth continued at a slow pace, the U.S. Federal Reserve (Fed) raised its target federal funds rate by 0.75% in three increments over the course of the reporting period to between 1.00% and 1.25%. During the first half of the reporting period, interest rates increased due to expectations of fiscal stimulus and greater inflation. Fund flows stabilized as interest rates subsequently declined over the second half of the reporting period. Municipal yields declined compared with Treasury yields as the presidential administration expressed support for the municipal tax exemption and repeal of the Alternative Minimum Tax.

Puerto Rico remained a volatile and uncertain situation. Although Illinois has been without a budget, the state continued to service its debt and bond payments remained protected. However, payables have mounted and state-related entities continue to suffer due to a high likelihood of a noninvestment rating downgrade if a budget is not passed. Health care sector performance was mixed. In November, the sector underperformed when the Republican-party sweep in the U.S. Congress increased the probability that the Affordable Care Act would be repealed. The sector later strengthened as the prospects for health care reform dimmed. Despite declining tobacco consumption, tobacco settlement bonds were among the strongest performers. State and local pension costs continued to grow.

Credit quality as of June 30, 2017[7]

Duration, sector allocation, and issue selection were key drivers.

The Fund was initially positioned for higher rates with a defensive duration position that was shorter than the benchmark and overweight lower-rated investment-grade bonds; we also favored defensively structured higher-coupon bonds that often outperform in rising-rate environments. This is a continuation of a long-held strategy. Early in the period, when interest rates were near all- time lows and credit valuations were close to record highs, we sold bonds with more credit risk and thereby reduced duration. As rates subsequently increased, we then extended duration and increased the overweight to credit.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Intermediate Tax/AMT-Free Fund	7

The Fund’s overweight to A-rated and BBB-rated debt, along with out-of-benchmark holdings in high-yield and nonrated debt, contributed to results; because lower-rated bonds outperformed higher-quality bonds. Sector allocation contributed to performance especially the Fund’s overweight to local GOs. Concerns surrounding recent municipal bankruptcies led many investors to avoid local GO bonds and overweight revenue bonds instead. While we agree with the market’s assessment that the number of bankruptcies in the GO sector may increase, we believe the trend has moved too far and too fast based on perception rather than fundamentals. Our experienced credit research team identified opportunities in many areas.

The Fund’s underweight to state GOs was positive because the sector underperformed. The Fund was underweight New Jersey, Connecticut, and Pennsylvania issues but overweight Illinois. We maintain these weights because we believe Illinois represents a strong relative value. Selection within the education, hospital, and special tax sectors was positive, while IDR/PCR selection was subpar. We have been cautious within the health care sector because we believe credit fundamentals have peaked.

Issue selection was the largest single detractor over the period led by our exposure to debt backed by FirstEnergy Solutions Corporation (an unregulated energy-generation subsidiary of FirstEnergy Corporation, which itself is not a Fund holding). FirstEnergy intends to exit the unregulated energy business, and questions regarding the overall value of its assets led to a price decline. We continue to hold these bonds with the belief that recovery values may eventually exceed current valuations.

Modest growth may support credit fundamentals, but issue selection remains key.

Going forward, we believe the U.S. economy will continue to grow at a modest pace, which may lead to higher revenues for many municipalities and improved credit fundamentals. We think the Fed will raise rates once or twice in the second half of 2017. While industry credit fundamentals may continue to improve, credit selection will be very important. Some municipalities may do well and others may struggle. The Fund remains overweight lower-quality bonds, though we believe investors are currently not being sufficiently compensated for making new investments in certain parts of this asset class. Finally, we encourage investors to look beyond any near-term volatility caused by renewed tax reform discussions. In our view, the long-term drivers of valuations will be supply and demand trends, absolute yield levels, the shape of the yield curve, and credit fundamentals.

Please see footnotes on page 5.

8	Wells Fargo Intermediate Tax/AMT-Free Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from January 1, 2017 to June 30, 2017.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 1-1-2017	Ending account value 6-30-2017	Expenses paid during the period¹	Annualized net expense ratio
Class A
Actual	$1,000.00	$1,028.31	$3.52	0.70%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.32	$3.51	0.70%
Class C
Actual	$1,000.00	$1,024.51	$7.28	1.45%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.60	$7.25	1.45%
Administrator Class
Actual	$1,000.00	$1,028.80	$3.02	0.60%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.82	$3.01	0.60%
Institutional Class
Actual	$1,000.00	$1,029.58	$2.26	0.45%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.56	$2.26	0.45%

[1]	Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Summary portfolio of investments—June 30, 2017	Wells Fargo Intermediate Tax/AMT-Free Fund	9

The Summary portfolio of investments shows the 50 largest portfolio holdings in unaffiliated issuers and any holdings exceeding 1% of the total net assets as of the report date. The remaining securities held are grouped as “Other securities” in each category.

Security name	Interest rate	Maturity date	Principal	Value	Percent of net assets

Municipal Obligations: 99.01%

Alabama: 0.22%
Other securities				$5,510,806	0.22%

Alaska: 0.17%
Other securities				4,363,859	0.17

Arizona: 1.69%
Other securities				42,752,969	1.69

California: 10.07%
Bay Area CA Toll Authority Toll Bridge Series A (Transportation Revenue) ±	2.16%	4-1-2036	$9,810,000	9,942,337	0.39
California GO Kindergarten Series A2 (GO Revenue, State Street Bank & Trust Company LOC) ø	0.60	5-1-2034	14,400,000	14,400,000	0.57
California Public Works University of California Board of Regents Series G (Miscellaneous Revenue)	5.00	12-1-2030	12,110,000	14,038,518	0.56
California Series B-5 (Miscellaneous Revenue, MUFG Union Bank NA LOC) ø	0.70	5-1-2040	20,000,000	20,000,000	0.79
California Various Purposes (GO Revenue)	6.00	4-1-2038	8,055,000	8,731,620	0.35
University of California Limited Project Series G (Education Revenue)	5.00	5-15-2037	10,390,000	11,851,769	0.47
University of California Medical Center Series J (Health Revenue)	5.25	5-15-2030	15,000,000	17,733,900	0.70
Other securities				157,843,083	6.24

				254,541,227	10.07

Colorado: 0.91%
Other securities				23,118,837	0.91

Connecticut: 3.82%
Connecticut HEFA Yale New Haven Health Series D (Health Revenue, Bank of America NA LOC) ø	0.95	7-1-2048	14,900,000	14,900,000	0.59
Connecticut HEFAR Yale University Issue Series A (Education Revenue) ±	1.00	7-1-2042	25,000,000	24,876,750	0.98
Connecticut HEFAR Yale University Issue Series A (Education Revenue) ±	1.38	7-1-2035	10,000,000	10,031,200	0.40
Other securities				46,712,202	1.85

				96,520,152	3.82

Delaware: 0.08%
Other securities				2,035,620	0.08

District of Columbia: 0.68%
Other securities				17,172,716	0.68

Florida: 3.98%
Other securities				100,684,794	3.98

The accompanying notes are an integral part of these financial statements.

10	Wells Fargo Intermediate Tax/AMT-Free Fund	Summary portfolio of investments—June 30, 2017

Security name	Interest rate	Maturity date	Principal	Value	Percent of net assets

Georgia: 1.47%
Georgia Series F (Miscellaneous Revenue)	5.00%	7-1-2026	$10,000,000	$12,568,500	0.50%
Other securities				24,715,768	0.97

				37,284,268	1.47

Guam: 0.34%
Other securities				8,493,813	0.34

Illinois: 14.98%
Chicago IL Board of Education (GO Revenue) µ	0.00-5.25	12-1-2020 to 12-1-2029	34,170,000	30,340,026	1.19
Chicago IL Board of Education Series A (GO Revenue) ±	1.74	3-1-2036	10,000,000	9,948,400	0.39
Chicago IL O’Hare International Airport Senior Lien Series B (Airport Revenue)	5.00	1-1-2030	8,000,000	9,248,000	0.37
Chicago IL O’Hare International Airport Senior Lien Series D (Airport Revenue)	5.25	1-1-2032	8,755,000	9,875,202	0.39
Chicago IL (GO Revenue) µ	0.00-5.25	1-1-2020 to 1-1-2037	29,755,000	29,255,004	1.16
Chicago IL Series G (GO Revenue, Ambac Insured)	5.00	12-1-2024	15,205,000	15,249,355	0.60
Cook County IL Series A (GO Revenue)	5.25	11-15-2023	7,680,000	8,408,909	0.33
Illinois (Various Revenue) µ	4.75-5.50	6-15-2018 to 7-1-2026	19,290,000	20,295,284	0.81
Illinois (Tax Revenue)	5.00	6-15-2023	16,150,000	18,346,885	0.73
Illinois Regional Transportation Authority (Tax Revenue, National Insured)	6.50	7-1-2026	7,815,000	10,256,250	0.41
Illinois Series A (Tax Revenue)	5.00	1-1-2027	10,625,000	10,817,631	0.43
Will County IL Community Unified School District CAB (GO Revenue, National Insured) ¤##	0.00	11-1-2018	9,730,000	9,524,016	0.38
Other securities				197,166,361	7.79

				378,731,323	14.98

Indiana: 1.54%
Other securities				38,949,031	1.54

Iowa: 0.72%
Other securities				18,309,840	0.72

Kansas: 0.23%
Other securities				5,901,244	0.23

Kentucky: 0.44%
Other securities				11,205,639	0.44

Louisiana: 1.30%
Other securities				32,892,984	1.30

Maine: 0.23%
Other securities				5,940,770	0.23

Maryland: 1.73%
Maryland Series B (GO Revenue)	4.00	8-1-2024	15,000,000	17,348,100	0.69
Other securities				26,422,539	1.04

				43,770,639	1.73

The accompanying notes are an integral part of these financial statements.

Summary portfolio of investments—June 30, 2017	Wells Fargo Intermediate Tax/AMT-Free Fund	11

Security name	Interest rate	Maturity date	Principal	Value	Percent of net assets

Massachusetts: 2.08%
Massachusetts Consolidated Loan Series D (GO Revenue)	5.00%	9-1-2028	$10,000,000	$12,069,000	0.48%
Massachusetts Consolidated Loan Series D-1 (Miscellaneous Revenue) ±	1.05	8-1-2043	10,000,000	9,852,400	0.39
Other securities				30,597,574	1.21

				52,518,974	2.08

Michigan: 3.39%
Michigan Finance Authority Local Government Loan Program Series D (Water & Sewer Revenue)	5.00	7-1-2030	12,000,000	13,550,280	0.54
Michigan Strategic Fund Limited Obligation Events Center Project Series A (Tax Revenue) ±	4.13	7-1-2045	11,500,000	11,699,640	0.46
Other securities				60,525,382	2.39

				85,775,302	3.39

Minnesota: 0.34%
Other securities				8,612,750	0.34

Mississippi: 0.78%
Mississippi Development Bank Special Obligation Jackson Water & Sewer System Project Series A (Water & Sewer Revenue, AGM Insured)	5.00	9-1-2030	10,000,000	11,204,900	0.44
Other securities				8,533,978	0.34

				19,738,878	0.78

Missouri: 0.28%
Other securities				7,135,695	0.28

Nebraska: 0.12%
Other securities				3,092,647	0.12

Nevada: 1.55%
Other securities				39,238,262	1.55

New Hampshire: 0.06%
Other securities				1,426,285	0.06

New Jersey: 3.77%
New Jersey EDA School Facilities Construction Refunding Bond Series NN (Miscellaneous Revenue)	5.00	3-1-2021	10,015,000	10,618,804	0.42
New Jersey EDA School Facilities Construction Refunding Bond Series NN (Miscellaneous Revenue)	5.00	3-1-2026	9,830,000	10,331,527	0.41
New Jersey EDA Series XX (Miscellaneous Revenue)	5.00	6-15-2022	5,020,000	5,360,205	0.21
New Jersey HEFAR Student Assistance Authority Series A (Education Revenue) ##	5.00	6-1-2019	9,860,000	10,448,346	0.41
Other securities				58,568,260	2.32

				95,327,142	3.77

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Intermediate Tax/AMT-Free Fund	Summary portfolio of investments—June 30, 2017

Security name	Interest rate	Maturity date	Principal	Value	Percent of net assets

New Mexico: 0.74%
Clayton NM Jail Project Improvement & Refunding Bonds (Miscellaneous Revenue, National Insured)	5.00%	11-1-2028	$9,265,000	$10,606,387	0.42%
Other securities				8,069,253	0.32

				18,675,640	0.74

New York: 9.73%
Metropolitan Transportation Authority New York (Transportation Revenue) µ	5.00-5.25	11-15-2025 to 11-15-2031	20,450,000	24,359,812	0.95
Metropolitan Transportation Authority New York Series C (Transportation Revenue)	5.25	11-15-2029	11,100,000	13,429,668	0.53
Metropolitan Transportation Authority New York Series C (Transportation Revenue)	5.25	11-15-2030	8,350,000	10,063,838	0.40
New York Convention Center Development Corporation (Tax Revenue)	5.00	11-15-2028	8,000,000	9,635,920	0.38
New York Dormitory (Various Revenue) µ	5.00-5.50	3-15-2025 to 10-1-2031	13,890,000	16,887,308	0.67
New York Dormitory Authority Series A (Tax Revenue) %%	5.00	2-15-2031	10,000,000	11,968,800	0.47
New York Housing Finance Agency Riverside Center 2 (Housing Revenue, Bank of America NA LOC) ø	0.91	11-1-2046	9,050,000	9,050,000	0.36
New York NY Municipal Water Finance Authority Fiscal 2009 Subordinate Series BB-1 (Water & Sewer Revenue, Landesbank Hessen-Thüringen SPA) ø	0.95	6-15-2039	14,550,000	14,550,000	0.57
New York NY (GO Revenue) µ	0.95-5.00	8-1-2028 to 3-1-2040	18,250,000	20,110,570	0.79
New York NY Series J-4 (GO Revenue) ±	1.46	8-1-2025	10,000,000	10,000,800	0.40
New York NY Transitional Finance Authority Subordinate Series B-3 (Tax Revenue, Barclays Bank plc SPA) ø	0.95	11-1-2042	20,000,000	20,000,000	0.79
Other securities				86,108,788	3.42

				246,165,504	9.73

North Carolina: 0.33%
Other securities				8,271,806	0.33

North Dakota: 0.02%
Other securities				469,152	0.02

Ohio: 1.54%
Other securities				38,848,093	1.54

Oklahoma: 2.37%
Other securities				59,839,704	2.37

Oregon: 0.37%
Other securities				9,272,578	0.37

Pennsylvania: 8.77%
Berks County PA Municipal Authority Reading Hospital & Medical Center Project Series B (Health Revenue)	2.41	11-1-2039	10,000,000	10,071,600	0.40

The accompanying notes are an integral part of these financial statements.

Summary portfolio of investments—June 30, 2017	Wells Fargo Intermediate Tax/AMT-Free Fund	13

Security name	Interest rate	Maturity date	Principal	Value	Percent of net assets

Pennsylvania (continued)
Philadelphia PA School District Refunding Bond Series C (GO Revenue)	5.00%	9-1-2018	$8,065,000	$8,353,162	0.33%
Philadelphia PA School District Refunding Bond (GO Revenue) µ	5.00-5.25	9-1-2021 to 9-1-2032	19,680,000	21,891,123	0.85
Other securities				181,501,490	7.19

				221,817,375	8.77

Rhode Island: 0.08%
Other securities				2,143,024	0.08

South Carolina: 1.40%
South Carolina Public Service Authority Series A (Miscellaneous Revenue)	5.00	12-1-2033	10,800,000	12,119,652	0.48
Other securities				23,397,844	0.92

				35,517,496	1.40

South Dakota: 0.04%
Other securities				991,650	0.04

Tennessee: 0.43%
Other securities				10,751,566	0.43

Texas: 10.00%
Central Texas Regional Mobility Authority Series B (Transportation Revenue) ±	5.00	1-1-2045	8,000,000	8,732,960	0.35
Cypress-Fairbanks TX Independent School District Series B-2 (GO Revenue) ±	3.00	2-15-2040	11,260,000	11,489,254	0.45
Harris County TX Tax Road Refunding Bond Series A (GO Revenue)	5.00	10-1-2025	8,445,000	10,178,927	0.40
Port Arthur TX Navigation District Jefferson County Environmental Facilities Motiva Enterprises LLC Project Series A (Resource Recovery Revenue) ø	1.35	4-1-2040	12,000,000	12,000,000	0.47
Port Arthur TX Navigation District Jefferson County Environmental Facilities Motiva Enterprises LLC Project Series C (Resource Recovery Revenue) ø	1.35	4-1-2040	10,000,000	10,000,000	0.40
Tarrant County TX Cultural Education Facilities Finance Corporation Texas Health Resources Series B (Health Revenue) ø	0.86	11-15-2033	14,000,000	14,000,000	0.55
Other securities				186,384,001	7.38

				252,785,142	10.00

Utah: 0.32%
Other securities				8,060,803	0.32

Virgin Islands: 0.26%
Other securities				6,697,378	0.26

Virginia: 0.64%
Other securities				16,172,864	0.64

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Intermediate Tax/AMT-Free Fund	Summary portfolio of investments—June 30, 2017

Security name	Interest rate	Maturity date	Principal	Value	Percent of net assets

Washington: 3.99%
Pierce County WA Puyallup School District #3 (GO Revenue, AGM Insured)	5.00%	12-1-2032	$10,000,000	$12,037,900	0.48%
Washington HCFR Fred Hutchinson Cancer Research Center (Health Revenue) ±	1.96	1-1-2042	10,000,000	10,023,000	0.40
Washington Various Purposes Refunding Bond Series B (GO Revenue)	5.00	7-1-2028	7,130,000	8,606,053	0.34
Other securities				70,325,965	2.77

				100,992,918	3.99

West Virginia: 0.34%
Other securities				8,479,081	0.34

Wisconsin: 0.67%
Other securities				16,833,920	0.67

Total Municipal Obligations (Cost $2,441,508,568)				2,503,832,160	99.01

Total investments in securities (Cost $2,441,508,568) *				2,503,832,160	99.01
Other assets and liabilities, net				24,911,816	0.99

Total net assets				$2,528,743,976	100.00%

±	Variable rate investment. The rate shown is the rate in effect at period end.

ø	Variable rate demand notes are subject to a demand feature which reduces the effective maturity. The maturity date shown represents the final maturity date of the security. The interest rate is determined and reset by the issuer daily, weekly, or monthly depending upon the terms of the security. The rate shown is the rate in effect at period end.

μ	All or some of these obligations have credit enhancements or liquidity features that may, under certain circumstances, provide for repayment of principal and interest.

¤	The security is issued in zero coupon form with no periodic interest payments.

##	All or a portion of this security has been segregated for when-issued securities.

%%	The security is issued on a when-issued basis.

*	Cost for federal income tax purposes is $2,441,507,598 and unrealized gains (losses) consists of:

Gross unrealized gains	$91,545,539
Gross unrealized losses	(29,220,977)

Net unrealized gains	$62,324,562

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities—June 30, 2017	Wells Fargo Intermediate Tax/AMT-Free Fund	15

Assets
Investment in unaffiliated securities, at value (cost $2,441,508,568)	$2,503,832,160
Cash	7,086,873
Receivable for investments sold	13,574,657
Receivable for Fund shares sold	3,379,436
Receivable for interest	27,169,849
Prepaid expenses and other assets	75,755

Total assets	2,555,118,730

Liabilities
Distributions payable	1,637,237
Payable for investments purchased	18,870,202
Payable for Fund shares redeemed	4,663,907
Management fee payable	720,043
Distribution fee payable	29,636
Administration fees payable	212,865
Accrued expenses and other liabilities	240,864

Total liabilities	26,374,754

Total net assets	$2,528,743,976

NET ASSETS CONSIST OF
Paid-in capital	$2,474,588,183
Overdistributed net investment income	(54,735)
Accumulated net realized losses on investments	(8,113,064)
Net unrealized gains on investments	62,323,592

Total net assets	$2,528,743,976

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE
Net assets – Class A	$359,648,535
Shares outstanding – Class A1	31,390,793
Net asset value per share – Class A	$11.46
Maximum offering price per share – Class A2	$11.81
Net assets – Class C	$44,461,533
Shares outstanding – Class C1	3,880,866
Net asset value per share – Class C	$11.46
Net assets – Administrator Class	$309,792,659
Shares outstanding – Administrator Class[1]	27,019,231
Net asset value per share – Administrator Class	$11.47
Net assets – Institutional Class	$1,814,841,249
Shares outstanding – Institutional Class[1]	158,198,485
Net asset value per share – Institutional Class	$11.47

[1]	The Fund has an unlimited number of authorized shares.

[2]	Maximum offering price is computed as 100/97.00 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Intermediate Tax/AMT-Free Fund	Statement of operations—year ended June 30, 2017

Investment income
Interest	$77,983,941
Income from affiliated securities	4,275

Total investment income	77,988,216

Expenses
Management fee	9,416,570
Administration fees
Class A	737,090
Class C	82,065
Administrator Class	426,036
Institutional Class	1,315,769
Shareholder servicing fees
Class A	1,151,703
Class C	128,226
Administrator Class	1,060,439
Distribution fee
Class C	384,679
Custody and accounting fees	94,511
Professional fees	65,264
Registration fees	158,551
Shareholder report expenses	136,087
Trustees’ fees and expenses	16,849
Other fees and expenses	51,413

Total expenses	15,225,252
Less: Fee waivers and/or expense reimbursements	(1,299,355)

Net expenses	13,925,897

Net investment income	64,062,319

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS

Net realized losses on:
Unaffiliated securities	(7,991,947)
Futures transactions	(83,310)

Net realized losses on investments	(8,075,257)

Net change in unrealized gains (losses) on:
Unaffiliated securities	(89,654,315)
Futures transactions	(39,009)

Net change in unrealized gains (losses) on investments	(89,693,324)

Net realized and unrealized gains (losses) on investments	(97,768,581)

Net decrease in net assets resulting from operations	$(33,706,262)

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets	Wells Fargo Intermediate Tax/AMT-Free Fund	17

	Year ended June 30, 2017		Year ended June 30, 2016

Operations
Net investment income		$64,062,319		$57,940,980
Net realized gains (losses) on investments		(8,075,257)		2,232,112
Net change in unrealized gains (losses) on investments		(89,693,324)		86,262,670

Net increase (decrease) in net assets resulting from operations		(33,706,262)		146,435,762

Distributions to shareholders from
Net investment income
Class A		(10,622,720)		(10,348,026)
Class C		(802,651)		(835,135)
Administrator Class		(10,163,943)		(17,804,373)
Institutional Class		(42,473,839)		(26,049,426)
Investor Class		N/A		(2,904,150)[1]
Net realized gains
Class A		(379,176)		0
Class C		(40,611)		0
Administrator Class		(307,288)		0
Institutional Class		(1,290,263)		0

Total distributions to shareholders		(66,080,491)		(57,941,110)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	3,685,575	42,594,614	39,565,308	458,186,456
Class C	355,843	4,109,114	603,319	7,044,101
Administrator Class	13,127,746	150,605,661	20,607,008	240,192,483
Institutional Class	115,786,751	1,335,186,724	52,291,609	610,662,188
Investor Class	N/A	N/A	1,416,573 [1]	16,288,070 [1]

		1,532,496,113		1,332,373,298

Reinvestment of distributions
Class A	916,859	10,543,676	848,840	9,927,258
Class C	65,777	755,312	63,902	745,237
Administrator Class	878,060	10,125,722	1,448,279	16,905,947
Institutional Class	2,366,863	27,185,815	1,258,565	14,714,093
Investor Class	N/A	N/A	195,909 [1]	2,256,316 [1]

		48,610,525		44,548,851

Payment for shares redeemed
Class A	(20,028,317)	(228,790,831)	(12,323,773)	(144,035,345)
Class C	(1,300,959)	(14,894,415)	(848,510)	(9,891,073)
Administrator Class	(54,437,650)	(633,876,936)	(21,996,551)	(255,465,209)
Institutional Class	(65,836,999)	(751,450,556)	(24,133,951)	(281,891,835)
Investor Class	N/A	N/A	(39,753,597)[1]	(459,096,510)[1]

		(1,629,012,738)		(1,150,379,972)

Net increase (decrease) in net assets resulting from capital share transactions		(47,906,100)		226,542,177

Total increase (decrease) in net assets		(147,692,853)		315,036,829

Net assets
Beginning of period		2,676,436,829		2,361,400,000

End of period		$2,528,743,976		$2,676,436,829

Overdistributed net investment income		$(54,735)		$(52,331)

[1]	For the period from July 1, 2015 to October 23, 2015. Effective at the close of business on October 23, 2015, Investor Class shares were converted to Class A shares and are no longer offered by the Fund.

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Intermediate Tax/AMT-Free Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended June 30
CLASS A	2017	2016	2015	2014	2013
Net asset value, beginning of period	$11.89	$11.47	$11.53	$11.31	$11.53
Net investment income	0.27	0.26	0.25	0.30	0.28
Net realized and unrealized gains (losses) on investments	(0.42)	0.42	(0.06)	0.29	(0.18)

Total from investment operations	(0.15)	0.68	0.19	0.59	0.10
Distributions to shareholders from
Net investment income	(0.27)	(0.26)	(0.25)	(0.30)	(0.28)
Net realized gains	(0.01)	0.00	0.00	(0.07)	(0.04)

Total distributions to shareholders	(0.28)	(0.26)	(0.25)	(0.37)	(0.32)
Net asset value, end of period	$11.46	$11.89	$11.47	$11.53	$11.31
Total return[1]	(1.27)%	5.99%	1.68%	5.37%	0.82%
Ratios to average net assets (annualized)
Gross expenses	0.79%	0.80%	0.80%	0.81%	0.80%
Net expenses	0.70%	0.70%	0.70%	0.70%	0.70%
Net investment income	2.31%	2.23%	2.19%	2.66%	2.36%
Supplemental data
Portfolio turnover rate	19%	14%	38%	29%	24%
Net assets, end of period (000s omitted)	$359,649	$556,673	$214,880	$264,796	$289,931

[1]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Intermediate Tax/AMT-Free Fund	19

(For a share outstanding throughout each period)

	Year ended June 30
CLASS C	2017	2016	2015	2014	2013
Net asset value, beginning of period	$11.89	$11.47	$11.53	$11.31	$11.53
Net investment income	0.18	0.17	0.17	0.22	0.19
Net realized and unrealized gains (losses) on investments	(0.42)	0.42	(0.06)	0.29	(0.18)

Total from investment operations	(0.24)	0.59	0.11	0.51	0.01
Distributions to shareholders from
Net investment income	(0.18)	(0.17)	(0.17)	(0.22)	(0.19)
Net realized gains	(0.01)	0.00	0.00	(0.07)	(0.04)

Total distributions to shareholders	(0.19)	(0.17)	(0.17)	(0.29)	(0.23)
Net asset value, end of period	$11.46	$11.89	$11.47	$11.53	$11.31
Total return[1]	(2.01)%	5.20%	0.92%	4.59%	0.07%
Ratios to average net assets (annualized)
Gross expenses	1.54%	1.55%	1.55%	1.56%	1.55%
Net expenses	1.45%	1.45%	1.45%	1.45%	1.45%
Net investment income	1.56%	1.48%	1.44%	1.92%	1.61%
Supplemental data
Portfolio turnover rate	19%	14%	38%	29%	24%
Net assets, end of period (000s omitted)	$44,462	$56,601	$56,703	$57,580	$72,106

[1]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Intermediate Tax/AMT-Free Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended June 30
ADMINISTRATOR CLASS	2017	2016	2015	2014	2013
Net asset value, beginning of period	$11.90	$11.48	$11.54	$11.32	$11.54
Net investment income	0.28	0.27	0.27	0.31	0.29
Net realized and unrealized gains (losses) on investments	(0.42)	0.42	(0.06)	0.29	(0.18)

Total from investment operations	(0.14)	0.69	0.21	0.60	0.11
Distributions to shareholders from
Net investment income	(0.28)	(0.27)	(0.27)	(0.31)	(0.29)
Net realized gains	(0.01)	0.00	0.00	(0.07)	(0.04)

Total distributions to shareholders	(0.29)	(0.27)	(0.27)	(0.38)	(0.33)
Net asset value, end of period	$11.47	$11.90	$11.48	$11.54	$11.32
Total return	(1.17)%	6.09%	1.78%	5.47%	0.92%
Ratios to average net assets (annualized)
Gross expenses	0.73%	0.74%	0.74%	0.75%	0.74%
Net expenses	0.60%	0.60%	0.60%	0.60%	0.60%
Net investment income	2.39%	2.33%	2.29%	2.76%	2.46%
Supplemental data
Portfolio turnover rate	19%	14%	38%	29%	24%
Net assets, end of period (000s omitted)	$309,793	$802,527	$773,770	$668,517	$621,627

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Intermediate Tax/AMT-Free Fund	21

(For a share outstanding throughout each period)

	Year ended June 30
INSTITUTIONAL CLASS	2017	2016	2015	2014	2013
Net asset value, beginning of period	$11.91	$11.49	$11.55	$11.32	$11.54
Net investment income	0.30	0.29	0.29	0.33	0.31
Net realized and unrealized gains (losses) on investments	(0.43)	0.42	(0.06)	0.30	(0.18)

Total from investment operations	(0.13)	0.71	0.23	0.63	0.13
Distributions to shareholders from
Net investment income	(0.30)	(0.29)	(0.29)	(0.33)	(0.31)
Net realized gains	(0.01)	0.00	0.00	(0.07)	(0.04)

Total distributions to shareholders	(0.31)	(0.29)	(0.29)	(0.40)	(0.35)
Net asset value, end of period	$11.47	$11.91	$11.49	$11.55	$11.32
Total return	(1.10)%	6.26%	1.97%	5.75%	1.10%
Ratios to average net assets (annualized)
Gross expenses	0.47%	0.47%	0.47%	0.48%	0.48%
Net expenses	0.45%	0.44%	0.42%	0.42%	0.42%
Net investment income	2.58%	2.49%	2.47%	2.94%	2.65%
Supplemental data
Portfolio turnover rate	19%	14%	38%	29%	24%
Net assets, end of period (000s omitted)	$1,814,841	$1,260,636	$878,585	$599,686	$461,403

The accompanying notes are an integral part of these financial statements.

22	Wells Fargo Intermediate Tax/AMT-Free Fund	Notes to financial statements

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Intermediate Tax/AMT-Free Fund (the “Fund”) which is a diversified series of the Trust.

Effective at the close of business on October 23, 2015, Investor Class shares were converted to Class A shares and are no longer offered by the Fund. Information for Investor Class shares reflected in the financial statements represents activity through October 23, 2015.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.

Debt securities are valued at the evaluated bid price provided by an independent pricing service or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.

Futures that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price.

Investments in registered open-end investment companies are valued at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Fund. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Management Valuation Team of Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Management Valuation Team which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market values, to assess the continued appropriateness of the fair valuation methodologies used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the inputs considered in the valuation process until there is a readily available price provided on an exchange or by an independent pricing service. Valuations received from an independent pricing service or independent broker-dealer quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the manager and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

When-issued transactions

The Fund may purchase securities on a forward commitment or when-issued basis. The Fund records a when-issued transaction on the trade date and will segregate assets in an amount at least equal in value to the Fund’s commitment to purchase when-issued securities. Securities purchased on a when-issued basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

Notes to financial statements	Wells Fargo Intermediate Tax/AMT-Free Fund	23

Futures contracts

The Fund is subject to interest rate risk in the normal course of pursuing its investment objectives. The Fund may buy and sell futures contracts in order to gain exposure to, or protect against, changes in interest rates. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the Fund and the prices of futures contracts, and the possibility of an illiquid market.

The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset or liability and in the Statement of Operations as unrealized gains or losses until the contracts are closed, at which point they are recorded as net realized gains or losses on futures contracts. With futures contracts, there is minimal counterparty risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily based on the effective interest method. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has been determined to be doubtful based on consistently applied procedures and the fair value has decreased. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

Distributions to shareholders

Distributions to shareholders from net investment income are accrued daily and paid monthly. Distributions from net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior the Fund’s fiscal year end may be categorized as a tax return of capital.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable and tax-exempt income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. At June 30, 2017, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Overdistributed net investment income	Accumulated net realized losses on investments
$(1,570)	$1,570

As of June 30, 2017, the Fund had current year deferred post-October capital losses consisting of $8,053,532 in short-term losses and $60,502 in long-term losses which will be recognized on the first day of the following fiscal year.

24	Wells Fargo Intermediate Tax/AMT-Free Fund	Notes to financial statements

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

∎	Level 1 – quoted prices in active markets for identical securities

∎	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

∎	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of June 30, 2017:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:

Municipal obligations	$0	$2,503,832,160	$0	$2,503,832,160

The Fund recognizes transfers between levels within the fair value hierarchy at the end of the reporting period. At June 30, 2017, the Fund did not have any transfers into/out of Level 1, Level 2, or Level 3.

4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES

Management fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”), is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser, providing fund-level administrative services in connection with the Fund’s operations, and providing any other fund-level administrative services reasonably necessary for the operation of the Fund. As compensation for its services under the investment management agreement, Funds Management is entitled to receive an annual management fee starting at 0.40% and declining to 0.28% as the average daily net assets of the Fund increase. For the year ended June 30, 2017, the management fee was equivalent to an annual rate of 0.36% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. Wells Capital Management Incorporated, an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.20% and declining to 0.10% as the average daily net assets of the Fund increase.

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus

Notes to financial statements	Wells Fargo Intermediate Tax/AMT-Free Fund	25

account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:

Class-level administration fee
Class A, Class C	0.16%
Administrator Class	0.10
Institutional Class	0.08

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses. Funds Management has committed through October 31, 2017 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 0.70% for Class A shares, 1.45% for Class C shares, 0.60% for Administrator Class shares, and 0.45% for Institutional Class shares. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

During the year ended June 30, 2017, State Street Bank and Trust Company, the Fund’s custodian, reimbursed the Fund $8,633 for certain out-of-pocket expenses that were billed to the Fund in error from 1998-2015. This amount is included in interest income on the Statement of Operations. In addition, Funds Management was also reimbursed $3,233 for waivers/reimbursements it made to the Fund during the period the Fund was erroneously billed.

Distribution fee

The Trust has adopted a distribution plan for Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class C shares and paid to Wells Fargo Funds Distributor, LLC, the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares.

In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the year ended June 30, 2017, Funds Distributor received $7,620 from the sale of Class A shares and $449 in contingent deferred sales charges from redemptions of Class C shares. No contingent deferred sales charges were incurred by Class A shares for the year for ended June 30, 2017.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, and Administrator Class of the Fund are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended June 30, 2017 were $515,867,918 and $444,958,879, respectively.

The Fund may purchase or sell investment securities to other Wells Fargo affiliates pursuant to Rule 17a-7 of the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices. Interfund trades are included within the respective purchases and sales amounts shown.

6. DERIVATIVE TRANSACTIONS

During the year ended June 30, 2017, the Fund entered into futures contracts to take advantage of the differences between municipal and treasury yields and to help manage the duration of the fund.

As of June 30, 2017, the Fund did not have any open futures contracts. The Fund had an average notional amount of $1,548,624 in short futures contracts during the year ended June 30, 2017.

The realized losses and change in unrealized gains (losses) on futures contracts are reflected in the Statement of Operations.

26	Wells Fargo Intermediate Tax/AMT-Free Fund	Notes to financial statements

7. BANK BORROWINGS

The Trust (excluding the money market funds and certain other funds) and Wells Fargo Variable Trust are parties to a $250,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund. Prior to August 30, 2016, the revolving credit agreement amount was $200,000,000 and the annual commitment fee was equal to 0.20% of the unused balance which was allocated to each participating fund.

For the year ended June 30, 2017, there were no borrowings by the Fund under the agreement.

8. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended June 30, 2017 and June 30, 2016 were as follows:

	Year ended June 30
	2017	2016
Tax-exempt income	$64,064,723	$57,941,110
Long-term capital gain	2,015,768	0

As of June 30, 2017, the components of distributable earnings on a tax basis were as follows:

Undistributed tax-exempt income	Unrealized gains	Post-October capital losses deferred
$1,593,649	$62,324,562	$(8,114,034)

9. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

10. REGULATORY CHANGES

In October 2016, the Securities and Exchange Commission (“SEC”) adopted new rules and forms and amended existing rules and forms (together, “final rules”) intended to modernize and enhance the reporting and disclosure of information by registered investment companies and to enhance liquidity risk management by open-end mutual funds and exchange-traded funds. The final rules will enhance the quality of information available to investors and will allow the SEC to more effectively collect and use data reported by funds. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in the Fund’s financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management has evaluated the amendments to Regulation S-X and its adoption will result in enhanced financial disclosures in the Fund’s financial statements. Management continues to evaluate the reporting requirements for the new form types (compliance date is June 1, 2018) and the implementation of the liquidity risk management program (compliance date is December 1, 2018).

Report of independent registered public accounting firm	Wells Fargo Intermediate Tax/AMT-Free Fund	27

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

We have audited the accompanying statement of assets and liabilities, including the summary portfolio of investments, of the Wells Fargo Intermediate Tax/AMT-Free Fund (the “Fund”), one of the funds constituting the Wells Fargo Funds Trust, as of June 30, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2017, by correspondence with custodians and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Intermediate Tax/AMT-Free Fund as of June 30, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

August 25, 2017

28	Wells Fargo Intermediate Tax/AMT-Free Fund	Other information (unaudited)

TAX INFORMATION

Pursuant to Section 852 of the Internal Revenue Code, $2,015,768 was designated as a 20% rate gain distribution for the fiscal year ended June 30, 2017.

Pursuant to Section 852 of the Internal Revenue Code, 100% of distributions paid from net investment income is designated as exempt-interest dividends for the fiscal year ended June 30, 2017.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wellsfargofunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at wellsfargofunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available monthly on the Fund’s website (wellsfargofunds.com), on a one-month delayed basis. In addition, top ten holdings information (excluding derivative positions) for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Other information (unaudited)	Wells Fargo Intermediate Tax/AMT-Free Fund	29

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 148 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Board member of the Forté Foundation (non-profit organization) and the Vincent Memorial Hospital Endowment (non-profit organization), where he serves on the Investment Committee and as a Chair of the Audit Committee. Mr. Ebsworth is a CFA® charterholder.	Asset Allocation Trust
Jane A. Freeman (Born 1953)	Trustee, since 2015	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is a Board Member of Ruth Bancroft Garden (non-profit organization) and an inactive chartered financial analyst.	Asset Allocation Trust
Peter G. Gordon** (Born 1942)	Trustee, since 1998; Chairman, since 2005	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College.	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (charter school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust

30	Wells Fargo Intermediate Tax/AMT-Free Fund	Other information (unaudited)

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust
Timothy J. Penny (Born 1951)	Trustee, since 1996: Vice Chairman, since 2017	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Trustee of the Evergreen Funds complex (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

**	Peter Gordon is expected to retire on December 31, 2017.

Advisory Board Members

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer	Current other public company or investment company directorships
James G. Polisson (Born 1959)	Advisory Board Member, since 2017	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors (Blackrock) from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Prior thereto, Vice President, Fidelity Retail Mutual Fund Group from 1996 to 1998 and Risk Management Practice Manager, Fidelity Consulting from 1995 to 1996. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	Asset Allocation Trust
Pamela Wheelock (Born 1959)	Advisory Board Member, since 2017	Chief Operating Officer, Twin Cities Habitat for Humanity, since January, 2017. Vice President of University Services, University of Minnesota from 2012 to 2017. Prior thereto, Interim President and Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2010 to 2011, Chairman of the Board from 2009 to 2011 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently on the Board of Directors, Governance Committee and Finance Committee, for the Minnesota Philanthropy Partners (Saint Paul Foundation) since 2012 and Board Chair of the Minnesota Wild Foundation since 2010.	Asset Allocation Trust

Other information (unaudited)	Wells Fargo Intermediate Tax/AMT-Free Fund	31

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.
Nancy Wiser[1] (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Officer, since 2003	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Assistant General Counsel of Wells Fargo Bank, N.A. since 2013 and Vice President and Managing Counsel of Wells Fargo Bank, N.A. from 1996 to 2013.
Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Senior Vice President and Chief Compliance Officer since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.
Jeremy DePalma[1] (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

[1]	Nancy Wiser acts as Treasurer of 69 funds in the Fund Complex. Jeremy DePalma acts as Treasurer of 79 funds and Assistant Treasurer of 69 funds in the Fund Complex.

[2]	The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wellsfargofunds.com.

32	Wells Fargo Intermediate Tax/AMT-Free Fund	Other information (unaudited)

BOARD CONSIDERATION OF INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS:

Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”) must determine annually whether to approve the continuation of the Trust’s investment management and sub-advisory agreements. In this regard, at an in-person meeting held on May 16-17, 2017 (the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment management and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for Wells Fargo Intermediate Tax/AMT-Free Fund (the “Fund”): (i) an investment management agreement (the “Management Agreement”) with Wells Fargo Funds Management, LLC (“Funds Management”); and (ii) an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Wells Capital Management Incorporated (the “Sub-Adviser”), an affiliate of Funds Management. The Management Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.”

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at an in-person meeting in April 2017, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2017. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable. The Board considered the approval of the Advisory Agreements for the Fund as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included a description of the investment advisory services and Fund-level administrative services covered by the Management Agreement, as well as, among other things, a summary of the background and experience of senior management of Funds Management, a summary of certain organizational and personnel changes involving Funds Management and the Sub-Adviser, and a description of Funds Management’s and the Sub-Adviser’s business continuity planning programs and of their approaches to data privacy and cybersecurity. The Board also considered the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund.

The Board evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates.

Fund performance and expenses

The Board considered the performance results for the Fund over various time periods ended December 31, 2016. The Board considered these results in comparison to the performance of funds in a universe that was determined by

Other information (unaudited)	Wells Fargo Intermediate Tax/AMT-Free Fund	33

Broadridge Inc. (“Broadridge”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe.

The Board noted that the performance of the Fund (Administrator Class) was lower than the average performance of the Universe for the one-year period under review, but higher than the average performance of the Universe for the three-, five- and ten-year periods under review. The Board also noted that the performance of the Fund was lower than or in range of its benchmark, the Bloomberg Barclays Municipal Bond 1-15 Year Blend Index, for the one-year period under review, but higher than its benchmark for the three-, five- and ten-year periods under review.

The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Broadridge to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year. Based on the Broadridge reports, the Board noted that the net operating expense ratios of the Fund were lower than the median net operating expense ratios of the expense Groups for all share classes.

The Board took into account the Fund performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreements.

Investment management and sub-advisory fee rates

The Board reviewed and considered the contractual fee rates payable by the Fund to Funds Management under the Management Agreement, as well as the contractual fee rates payable by the Fund to Funds Management for class-level administrative services under a Class-Level Administration Agreement, which include, among other things, class-level transfer agency and sub-transfer agency costs (collectively, the “Management Rates”). The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Adviser for investment sub-advisory services.

Among other information reviewed by the Board was a comparison of the Fund’s Management Rates with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the funds in the expense Groups. The Board noted that the Management Rates of the Fund were lower than or in range of the sum of these average rates for the Fund’s expense Groups for all share classes.

The Board also received and considered information about the portion of the total management fee that was retained by Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. Given the affiliation between Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of fees between them.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing mutual funds compared with those associated with managing assets of non-mutual fund clients such as institutional separate accounts.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Funds Management under the Management Agreement and to the Sub-Adviser under the Sub-Advisory Agreement was reasonable.

Profitability

The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of Wells Fargo as a whole, from providing services to the Fund and the fund family as a whole. The Board also received and considered information concerning the profitability of the Sub-Adviser from providing services to the fund family as a whole, noting that the Sub-Adviser’s profitability information with respect to providing services to the Fund was subsumed in the Wells Fargo and Funds Management profitability analysis.

Funds Management reported on the methodologies and estimates used in calculating profitability, including a description of the methodology used to allocate certain expenses. Among other things, the Board noted that the levels of

34	Wells Fargo Intermediate Tax/AMT-Free Fund	Other information (unaudited)

profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size and type of fund. Based on its review, the Board did not deem the profits reported by Funds Management or Wells Fargo from its services to the Fund to be at a level that would prevent it from approving the continuation of the Advisory Agreements.

Economies of scale

With respect to possible economies of scale, the Board noted the existence of breakpoints in the Fund’s management fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size. It considered that, for a small fund or a fund that shrinks in size, breakpoints conversely can result in higher fee levels. The Board also considered that in addition to management fee breakpoints, competitive management fee rates set at the outset without regard to breakpoints and fee waiver and expense reimbursement arrangements are means of sharing potential economies of scale with shareholders of the Fund. The Board considered Funds Management’s view, which Funds Management indicated was supported by independent third-party industry studies which were summarized for the Board, that any analyses of potential economies of scale in managing a particular fund are inherently limited in light of the joint and common costs and investments that Funds Management incurs across the fund family as a whole.

The Board concluded that the Fund’s fee and expense arrangements, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.

Other benefits to Funds Management and the Sub-Adviser

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund. The Board noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser, fees earned by Funds Management and the Sub-Adviser from managing a private investment vehicle for the fund family’s securities lending collateral and commissions earned by an affiliated broker from portfolio transactions.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.

Conclusion

At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable.

List of abbreviations	Wells Fargo Intermediate Tax/AMT-Free Fund	35

The following is a list of common abbreviations for terms and entities that may have appeared in this report.

ACA	— ACA Financial Guaranty Corporation
ADR	— American depositary receipt
ADS	— American depositary shares
AGC	— Assured Guaranty Corporation
AGM	— Assured Guaranty Municipal
Ambac	— Ambac Financial Group Incorporated
AMT	— Alternative minimum tax
AUD	— Australian dollar
BAN	— Bond anticipation notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazilian real
CAB	— Capital appreciation bond
CAD	— Canadian dollar
CCAB	— Convertible capital appreciation bond
CDA	— Community Development Authority
CDO	— Collateralized debt obligation
CHF	— Swiss franc
CLO	— Collateralized loan obligation
CLP	— Chilean peso
COP	— Colombian peso
DKK	— Danish krone
DRIVER	— Derivative inverse tax-exempt receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-traded fund
EUR	— Euro
FDIC	— Federal Deposit Insurance Corporation
FFCB	— Federal Farm Credit Banks
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Administration
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British pound
GDR	— Global depositary receipt
GNMA	— Government National Mortgage Association
GO	— General obligation
HCFR	— Healthcare facilities revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher education facilities authority revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong dollar
HUD	— Department of Housing and Urban Development
HUF	— Hungarian forint
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Indonesian rupiah
IEP	— Irish pound
JPY	— Japanese yen
KRW	— Republic of Korea won
LIBOR	— London Interbank Offered Rate
LIFER	— Long Inverse Floating Exempt Receipts
LIQ	— Liquidity agreement
LLC	— Limited liability company
LLLP	— Limited liability limited partnership
LLP	— Limited liability partnership
LOC	— Letter of credit
LP	— Limited partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multifamily housing revenue
MSTR	— Municipal securities trust receipts
MTN	— Medium-term note
MUD	— Municipal Utility District
MXN	— Mexican peso
MYR	— Malaysian ringgit
National	— National Public Finance Guarantee Corporation
NGN	— Nigerian naira
NOK	— Norwegian krone
NZD	— New Zealand dollar
PCFA	— Pollution Control Financing Authority
PCL	— Public Company Limited
PCR	— Pollution control revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable floating option tax-exempt receipts
PJSC	— Public Joint Stock Company
plc	— Public limited company
PLN	— Polish zloty
PUTTER	— Puttable tax-exempt receipts
R&D	— Research & development
Radian	— Radian Asset Assurance
RAN	— Revenue anticipation notes
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real estate investment trust
ROC	— Reset option certificates
RON	— Romanian lei
RUB	— Russian ruble
SAVRS	— Select auction variable rate securities
SBA	— Small Business Authority
SDR	— Swedish depositary receipt
SEK	— Swedish krona
SFHR	— Single-family housing revenue
SFMR	— Single-family mortgage revenue
SGD	— Singapore dollar
SPA	— Standby purchase agreement
SPDR	— Standard & Poor’s Depositary Receipts
SPEAR	— Short Puttable Exempt Adjustable Receipts
STRIPS	— Separate trading of registered interest and
principal securities
TAN	— Tax anticipation notes
TBA	— To be announced
THB	— Thai baht
TIPS	— Treasury inflation-protected securities
TRAN	— Tax revenue anticipation notes
TRY	— Turkish lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
ZAR	— South African rand

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For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, email, visit the Fund’s website, or call:

Wells Fargo Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: fundservice@wellsfargo.com

Website: wellsfargofunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wellsfargofunds.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Asset Management (WFAM) is a trade name used by the asset management businesses of Wells Fargo & Company. Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the funds. The funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA, an affiliate of Wells Fargo & Company. Neither Wells Fargo Funds Management nor Wells Fargo Funds Distributor has Fund customer accounts/assets, and neither provides investment advice/recommendations or acts as an investment advice fiduciary to any investor.

NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

© 2017 Wells Fargo Funds Management, LLC. All rights reserved.

304893 08-17 A251/AR251 06-17

Annual Report

June 30, 2017

Wells Fargo Minnesota Tax-Free Fund

Reduce clutter. Save trees.

Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of June 30, 2017, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

2	Wells Fargo Minnesota Tax-Free Fund	Letter to shareholders (unaudited)

Andrew Owen

President

Wells Fargo Funds

Many equity markets advanced during this reporting period, supported by modest economic growth despite political uncertainty.

Dear Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Minnesota Tax-Free Fund for the 12-month period that ended June 30, 2017. Many equity markets advanced during this reporting period, supported by modest economic growth despite political uncertainty. U.S. and international stocks returned 17.90% and 20.45% for the 12-month period, respectively, as measured by the S&P 500 Index1 and the MSCI ACWI ex USA Index (Net).2 Within fixed income, the Bloomberg Barclays U.S. Aggregate Bond Index3 returned -0.31% and the Bloomberg Barclays Municipal Bond Index4 returned -0.49% as interest rates rose from low levels.

Globally, stocks delivered positive results in the third quarter of 2016; bonds’ interest rates remained low.

Stocks’ upward trend continued into August 2016 and then lost some steam. Ever since the Great Recession, markets worldwide have been supported to varying degrees by accommodative policies from leading central banks, including the Federal Reserve (Fed), European Central Bank (ECB), Bank of England, and Bank of Japan. As a result, investors have watched closely for any signs that global central banks might tighten their measures. In the U.S., early-September comments by several Fed officials appeared to suggest a September interest-rate increase, which sent stock and bond prices down. However, stocks surged following the Fed’s September 20th meeting on news that the Fed had decided to delay a rate increase to later in 2016. In bond markets, interest rates rose during the quarter but remained at historically low levels as a result of easy monetary policies, subdued global growth, and modest inflation expectations. Yields did rise, however, after bottoming in early July, because market participants felt that yields had overshot the real risks of the U.K.’s vote to exit the European Union and as economic activity strengthened.

During the fourth quarter of 2016, prospects for faster growth and higher interest rates in the U.S. influenced markets.

Early in the fourth quarter of 2016, U.S. stocks tended to trade lower amid concerns such as a likely interest-rate increase and uncertainty over the approaching general election. However, following Donald Trump’s election as president in early November, U.S. stocks began to rally. Investors appeared optimistic that the new administration would usher in a series of progrowth policies, and supportive economic news helped the rally carry through the quarter. The buoyant environment sent interest rates higher as well. At its mid-December meeting, Fed officials raised their target interest rate for the first time in a year by a quarter percentage point to between 0.50% and 0.75%. The fourth quarter also saw the implementation of the Securities and Exchange Commission’s new rules for money market funds, which included floating net asset values (NAVs) for institutional prime and municipal money market funds as well as the possibility of liquidity fees and redemption gates. In the year leading up to money market fund reform implementation, nearly $1 trillion in assets moved from these types of money market funds into government money market funds, which continued to transact at a stable $1 NAV. Outside of the U.S., the prospects for faster U.S. growth appeared to trigger some acceleration in Europe.

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[2]	The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the United States and Canada. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[3]	The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar–denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[4]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

Letter to shareholders (unaudited)	Wells Fargo Minnesota Tax-Free Fund	3

Economies improved in the first quarter of 2017, supporting markets.

Stocks rallied globally through the first quarter of 2017, supported by signs of improvement in the U.S. and global economies. U.S. economic data released during the quarter reflected a healthy economy. Hiring remained strong, and business and consumer sentiment improved. In March, Fed officials raised their target interest rate by a quarter percentage point to between 0.75% and 1.00%. With the Fed’s target interest rate increase, short-term bond yields rose during the quarter. Meanwhile, longer-term Treasury yields were little changed, leading to positive performance. Investment-grade and high-yield bonds benefited from strong demand. Municipal bond returns were positive in the quarter, helped by strong demand and constrained new-issue supply. Outside of the U.S., stocks in emerging markets generally outperformed stocks in the U.S. and international developed markets because they benefited from both global economic growth and recent weakening in the U.S. dollar. European stocks also outperformed the U.S. market.

Steady advancement in many markets marked the second quarter of 2017.

With steady, modest economic growth both in the U.S. and abroad during the second quarter of 2017, most equity markets in the U.S. and abroad advanced with few signs of volatility. Within the economy, U.S. inflation trended lower despite the unemployment rate continuing to decline. Ten-year U.S. Treasury yields declined, resulting in stronger prices for long-term bonds. As was widely expected, Fed officials in June again raised their target interest rate by a quarter percentage point to between 1.00% and 1.25%. They also released a blueprint for reducing the Fed’s balance sheet, which had ballooned due to quantitative easing. Although economic momentum increased in Europe, the ECB held its rates steady at low levels because underlying inflation remained subdued. In emerging markets, many countries benefited from stronger currencies versus the U.S. dollar.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest in Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Andrew Owen

President

Wells Fargo Funds

Periods of uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future.

For further information about your Fund, contact your investment professional, visit our website at wellsfargofunds.com, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

4	Wells Fargo Minnesota Tax-Free Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks current income exempt from federal income tax and Minnesota individual income tax.

Manager

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Wendy Casetta

Bruce R. Johns

Average annual total returns (%) as of June 30, 20171

		Including sales charge			Excluding sales charge			Expense ratios[2] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[3]
Class A (NMTFX)	1-2-1988	(5.01)	1.67	3.41	(0.53)	2.61	3.89	0.89	0.85
Class C (WMTCX)	4-8-2005	(2.27)	1.84	3.12	(1.27)	1.84	3.12	1.64	1.60
Administrator Class (NWMIX)	8-2-1993	–	–	–	(0.28)	2.88	4.16	0.83	0.60
Institutional Class (WMTIX)	10-31-2016	–	–	–	(0.14)	2.91	4.17	0.56	0.52
Bloomberg Barclays Municipal Bond Index[4]	–	–	–	–	(0.49)	3.26	4.60	–	–
Bloomberg Barclays Minnesota Municipal Bond Index[5]	–	–	–	–	(0.56)	2.71	4.39	–	–

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargofunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 4.50%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Administrator Class and Administrator Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. Changes in market conditions and government policies may lead to periods of heightened volatility in the bond market and reduced liquidity for certain bonds held by the Fund. In general, when interest rates rise, bond values fall and investors may lose principal value. Interest-rate changes and their impact on the Fund and its share price can be sudden and unpredictable. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to Minnesota municipal securities risk and high-yield securities risk. Consult the Fund’s prospectus for additional information on these and other risks. A portion of the Fund’s income may be subject to federal, state, and/ or local income taxes or the Alternative Minimum Tax (AMT). Any capital gains distributions may be taxable.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Minnesota Tax-Free Fund	5

Growth of $10,000 investment as of June 30, 2017[6]

[1]	Historical performance shown for the Institutional Class shares prior to their inception reflects the performance of the Administrator Class shares, and is not adjusted to reflect Institutional Class expenses. If these expenses had been included, returns for Institutional Class shares would be higher.

[2]	Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.

[3]	The manager has contractually committed through October 31, 2017, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waivers at the amount shown. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses, and extraordinary expenses are excluded from the expense cap. Without this cap, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio or the Fund’s Total Annual Fund Operating Expenses After Fee Waivers, as stated in the prospectuses.

[4]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

[5]	The Bloomberg Barclays Minnesota Municipal Bond Index is the Minnesota component of the Barclays Municipal Bond Index. You cannot invest directly in an index.

[6]	The chart compares the performance of Class A shares for the most recent ten years with the Bloomberg Barclays Municipal Bond Index and the Bloomberg Barclays Minnesota Municipal Bond Index. The chart assumes a hypothetical $10,000 investment in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 4.50%.

[7]	Amounts are calculated based on the total investments of the Fund. These amounts are subject to change and may have changed since the date specified.

[8]	The credit quality distribution of portfolio holdings reflected in the chart is based on ratings from Standard & Poor’s, Moody’s Investors Service, and/or Fitch Ratings Ltd. Credit quality ratings apply to the underlying holdings of the Fund and not to the Fund itself. The percentages of the Fund’s portfolio with the ratings depicted in the chart are calculated based on the total market value of fixed income securities held by the Fund. If a security was rated by all three rating agencies, the middle rating was utilized. If rated by two of three rating agencies, the lower rating was utilized, and if rated by one of the rating agencies, that rating was utilized. Standard & Poor’s rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Ratings from A to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories. Standard & Poor’s rates the creditworthiness of short-term notes from SP-1 (highest) to SP-3 (lowest). Moody’s rates the creditworthiness of bonds, ranging from Aaa (highest) to C (lowest). Ratings Aa to B may be modified by the addition of a number 1 (highest) to 3 (lowest) to show relative standing within the ratings categories. Moody’s rates the creditworthiness of short-term U.S. tax-exempt municipal securities from MIG 1/VMIG 1 (highest) to SG (lowest). Fitch rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Credit quality distribution is subject to change and may have changed since the date specified.

6	Wells Fargo Minnesota Tax-Free Fund	Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

∎	The Fund (Class A, excluding sales charges) underperformed its benchmark, the Bloomberg Barclays Municipal Bond Index, and outperformed its benchmark, the Bloomberg Barclays Minnesota Municipal Bond Index, for the 12-month period that ended June 30, 2017.

∎	Duration was shorter than the Fund’s benchmark, the Barclays Municipal Bond Index, which was a positive contributor to performance. The Fund’s yield-curve allocation remained overweight the 10- to 20-year part of the curve, which detracted from performance. However, the Fund’s overweight to the front end (the best-performing part of the curve) and underweight to the long end (the worst-performing part of the yield curve) aided performance.

∎	The Fund’s overweight to lower-rated (A-rated and BBB-rated) investment-grade revenue bonds contributed to performance.

∎	Sector allocation was a positive contributor due to the Fund’s overweight to outperforming revenue bonds in the housing, education, and hospital sectors.

Effective maturity distribution as of June 30, 2017[7]

The Fed continued to normalize monetary policy.

During the first half of the reporting period, stronger economic data and greater inflation expectations caused interest rates to increase from August through October. Municipal bond yields further increased in late 2016 due to the prospect of fiscal stimulus and tax reform under the new U.S. administration as well as the U.S. Federal Reserve’s (Fed’s) 25-basis-point (bp; 100 bps equals 1.00%) rate hike. In the second half of the fiscal year, interest rates stabilized despite two additional Fed hikes. Meanwhile, flows into municipal mutual funds also stabilized.

Health care sector performance was mixed. In November, the sector underperformed when the Republican-party sweep in the U.S. Congress increased the probability that the Affordable Care Act would be repealed. The sector later strengthened as the prospects for health care reform dimmed. Despite declining tobacco consumption, tobacco settlement bonds were among the strongest performers. Pension and other post-employment benefit (OPEB) costs continued to grow, although Minnesota is in a solid position with above-average pension funding and below-average OPEB liabilities.

Credit quality as of June 30, 2017[8]

Credit quality, duration, and yield-curve positioning added to performance.

The Fund’s overweight to A-rated, BBB-rated, and nonrated bonds contributed to positive results because lower-rated bonds outperformed higher-quality bonds. The Fund’s exposure to lower-quality Minnesota health care, higher-education, and state appropriation bonds were some of the best-performing bonds in the portfolio. Although Minnesota’s general obligation (GO) bonds underperformed the Bloomberg Barclays Municipal Bond Index, Fund’s holdings of state GO bonds contributed to results due to issue selection. Lastly, BBB-rated and high-yield bonds outperformed higher-quality bond categories.

The Fund’s duration was short both its benchmarks, a significant contributor to performance. The Fund’s overweight to premium-coupon bonds trading to short calls added to performance, as the shorter part of the curve better insulated the portfolio from large price declines during the market’s sell-off. The Fund’s overweight to very short-term bonds was a big contributor to performance.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Minnesota Tax-Free Fund	7

The state’s socioeconomic fundamentals remain strong, characterized by a growing and well-educated population base, above-average income levels, low unemployment, and a high labor-participation rate. Minnesota continues to generate surpluses, and its liquidity position has improved dramatically in recent years, along with its increasing budget-reserve targets. Offsetting factors include a slightly elevated debt position, recent political uncertainties related to the new administration’s policies, and political tensions between the governor and the state legislature.

During a contentious debate regarding the state’s 2018–2019 budget, the Democratic-party governor opposed the Republican-party-controlled legislature’s tax cut plan and vetoed the bill; the legislature responded by filing a lawsuit challenging the constitutionality of the governor’s action. However, we are optimistic that this standoff will be resolved and will not hinder the state going forward. Also, we believe that Minnesota’s economy will remain solid and continue to reap the benefits from strong operating surpluses.

We believe positive economic indicators bode well for the Fund.

Our team will continue to monitor macroeconomic trends and municipal-specific events for tactical opportunities. We expect that interest-rate increases may occur at a slower pace than past cycles. If economic growth continues and global markets maintain their upward trajectory, we expect the Fed to raise rates a couple of times in 2017 and closely monitor gross domestic product growth, unemployment rates, and inflation (relative to its target) for any future rate increases in 2018. As a result, we anticipate the Fund may have a more neutral duration stance compared with the Bloomberg Barclays Minnesota Municipal Bond Index and we plan to maintain an overweight to medium- and lower-quality bonds. As the economy improves, we expect lower-quality investment-grade bonds in the revenue sector to outperform if credit quality improves.

Please see footnotes on page 5.

8	Wells Fargo Minnesota Tax-Free Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from January 1, 2017 to June 30, 2017.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 1-1-2017	Ending account value 6-30-2017	Expenses paid during the period¹	Annualized net expense ratio
Class A
Actual	$1,000.00	$1,023.51	$4.23	0.84%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.61	$4.23	0.84%
Class C
Actual	$1,000.00	$1,019.72	$7.98	1.59%
Hypothetical (5% return before expenses)	$1,000.00	$1,016.89	$7.97	1.59%
Administrator Class
Actual	$1,000.00	$1,025.71	$3.01	0.60%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.82	$3.01	0.60%
Institutional Class
Actual	$1,000.00	$1,026.15	$2.58	0.51%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.25	$2.57	0.51%

[1]	Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Portfolio of investments—June 30, 2017	Wells Fargo Minnesota Tax-Free Fund	9

Security name	Interest rate	Maturity date	Principal	Value

Municipal Obligations: 99.62%

Guam: 0.92%
Guam Government Waterworks Authority Water & Wastewater System Project Series 2013 (Water & Sewer Revenue)	5.25%	7-1-2022	$865,000	$981,446
Guam International Airport Authority Series 2013A (Airport Revenue)	5.00	10-1-2018	100,000	103,849
Guam International Airport Authority Series 2013B (Airport Revenue)	5.00	10-1-2017	300,000	302,658
Guam International Airport Authority Series A (Airport Revenue)	5.00	10-1-2017	200,000	201,650

				1,589,603

Illinois: 0.64%
Kane, Cook & DuPage Counties IL School District #46 Series 2015 D (GO Revenue)	5.00	1-1-2027	965,000	1,103,362

Minnesota: 97.74%
Anoka County MN Capital Improvement Series A (GO Revenue)	5.00	2-1-2024	500,000	510,655
Anoka County MN Charter School Series A (Education Revenue)	3.40	6-1-2019	225,000	227,041
Anoka County MN Charter School Series A (Education Revenue)	3.65	6-1-2020	185,000	187,971
Anoka County MN Charter School Series A (Education Revenue)	3.75	6-1-2021	245,000	249,288
Anoka County MN Charter School Series A (Education Revenue)	5.00	6-1-2027	510,000	537,484
Anoka County MN Charter School Series A (Education Revenue)	5.00	6-1-2032	300,000	313,539
Anoka County MN Charter School Series A (Education Revenue)	5.00	6-1-2043	1,100,000	1,137,719
Anoka Hennepin MN Independent School District #11 Certificates of Participation Series 2014A (Miscellaneous Revenue)	5.00	2-1-2034	1,000,000	1,121,230
Austin MN Housing & RDA Courtyard Residence Project Series A (Housing Revenue)	5.00	1-1-2031	1,500,000	1,545,330
Brooklyn Park MN Charter School Athlos Leadership Academy Project Series 2015A (Education Revenue)	4.00	7-1-2020	245,000	245,412
Brooklyn Park MN Charter School Athlos Leadership Academy Project Series 2015A (Education Revenue)	5.50	7-1-2040	750,000	752,408
Brooklyn Park MN Charter School Prairie Seeds Academy Project Series 2015A (Miscellaneous Revenue)	5.00	3-1-2034	1,500,000	1,552,035
Center City MN Health Care Facilities Hazelden Betty Ford Foundation Project Series 2011 (Miscellaneous Revenue)	5.00	11-1-2041	1,400,000	1,459,122
Center City MN Health Care Facilities Hazelden Betty Ford Foundation Project Series 2014 (Health Revenue)	5.00	11-1-2026	750,000	867,765
Center City MN Health Care Facilities Hazelden Betty Ford Foundation Project Series 2014 (Health Revenue)	5.00	11-1-2027	500,000	572,585
Center City MN Health Care Facilities Hazelden Betty Ford Foundation Project Series 2014 (Health Revenue)	5.00	11-1-2029	300,000	337,584
Central Minnesota Municipal Power Agency Brookings Southeast Twin Cities Transmission Project Series 2012 (Utilities Revenue)	5.00	1-1-2042	1,500,000	1,642,680
Cologne MN Charter School Cologne Academy Project Series 2014A (Education Revenue)	5.00	7-1-2029	590,000	618,379
Cologne MN Charter School Cologne Academy Project Series 2014A (Education Revenue)	5.00	7-1-2034	500,000	515,175
Columbus MN Charter School New Millennium Academy Project Series 2015A (Education Revenue)	5.50	7-1-2030	1,000,000	907,410
Dakota County MN Community Development Agency SFMR (Housing Revenue, GNMA/FNMA/FHLMC Insured)	5.30	12-1-2039	32,500	32,950
Deephaven MN Charter School Eagle Ridge Academy Project Series 2015A (Education Revenue)	5.25	7-1-2040	500,000	524,970
Deephaven MN Charter School Eagle Ridge Academy Project Series 2016A (Education Revenue)	4.00	7-1-2025	125,000	130,484
Deephaven MN Charter School Eagle Ridge Academy Project Series 2016A (Education Revenue)	4.00	7-1-2026	100,000	103,393

The accompanying notes are an integral part of these financial statements.

10	Wells Fargo Minnesota Tax-Free Fund	Portfolio of investments—June 30, 2017

Security name	Interest rate	Maturity date	Principal	Value

Minnesota (continued)
Deephaven MN Charter School Eagle Ridge Academy Project Series 2016A (Education Revenue)	4.00%	7-1-2027	$100,000	$102,550
Deephaven MN Charter School Eagle Ridge Academy Project Series A (Education Revenue)	5.25	7-1-2037	400,000	420,796
Duluth MN Housing & RDA Public School Academy Series 2010A (Education Revenue)	5.60	11-1-2030	2,000,000	2,063,560
Duluth MN Independent School District #709 St. Louis County Certificate of Participation Series 2016A (Miscellaneous Revenue, South Dakota Credit Program Insured)	5.00	2-1-2026	1,000,000	1,206,800
Eden Prairie MN MFHR Prairie Meadows Townhomes Project Series 2017 (Housing Revenue) ±	1.20	2-1-2020	1,340,000	1,339,223
Forest Lakes MN Charter School Lakes International Language Academy Project Series 2014A (Education Revenue)	5.50	8-1-2036	500,000	535,895
Glencoe MN HCFR Glencoe Regional Health Services Project Series 2013 (Health Revenue)	4.00	4-1-2022	735,000	791,286
Goodhue County MN Education District #6051 Red Wing Certificates of Participation Series 2014A (Miscellaneous Revenue)	5.00	2-1-2029	750,000	847,823
Ham Lake MN Charter School Parnassus Preparatory School Project Series A (Education Revenue)	4.00	11-1-2026	1,000,000	980,850
Ham Lake MN Charter School DaVinci Academy Project Series 2012A (Education Revenue)	4.00	7-1-2028	370,000	356,573
Ham Lake MN Charter School DaVinci Academy Project Series 2016A (Education Revenue)	5.00	7-1-2031	625,000	640,944
Hennepin County MN Series 2013C (GO Revenue, U.S. Bank NA SPA) ø	0.89	12-1-2033	4,000,000	4,000,000
Hennepin County MN Series 2016B (GO Revenue)	5.00	12-1-2029	450,000	553,073
Hugo MN Charter School Lease Revenue Bonds Noble Academy Project Series 2014A (Education Revenue)	5.00	7-1-2029	600,000	623,694
Hutchinson MN Public Utility Revenue Refunding Bonds Series 2012A (Utilities Revenue)	5.00	12-1-2026	700,000	804,587
Maple Grove MN HCFR North Memorial Health Care Series 2015 (Health Revenue)	5.00	9-1-2023	655,000	768,217
Maple Grove MN HCFR Series 2017 (Health Revenue)	5.00	5-1-2031	500,000	576,780
Maple Grove MN HCFR Series 2017 (Health Revenue)	5.00	5-1-2032	500,000	574,050
Meeker County MN Memorial Hospital Project Series 2007 (Health Revenue)	5.63	11-1-2022	800,000	806,896
Minneapolis & St. Paul MN Housing & RDA Allina Health System Series 2017A (Health Revenue)	5.00	11-15-2029	1,000,000	1,202,870
Minneapolis & St. Paul MN Housing & RDA Children Hospital Clinic Series A (Miscellaneous Revenue, AGM Insured, U.S. Bank NA SPA) ø	0.92	8-15-2037	900,000	900,000
Minneapolis & St. Paul MN Housing & RDA Children’s Health Care Facilities Series A (Health Revenue)	5.25	8-15-2025	1,000,000	1,105,740
Minneapolis & St. Paul MN Housing & RDA Children’s Health Care Facilities Series A (Health Revenue)	5.25	8-15-2035	1,000,000	1,094,140
Minneapolis & St. Paul MN Housing & RDA Health Care Facilities Series A (Health Revenue, AGM Insured, U.S. Bank NA SPA) ø	0.92	8-15-2034	2,925,000	2,925,000
Minneapolis & St. Paul MN Housing & RDA HealthSpan Series B (Health Revenue, Ambac Insured) ±(m)(n)	1.31	11-15-2017	820,000	815,900
Minneapolis & St. Paul MN Metropolitan Airports Commission Morgan Stanley Series 3200 (Airport Revenue, Morgan Stanley Bank LIQ) 144Aø	0.94	1-1-2035	4,000,000	4,000,000
Minneapolis & St. Paul MN Metropolitan Airports Commission Subordinate Series 2014A (Airport Revenue)	5.00	1-1-2029	500,000	582,420
Minneapolis & St. Paul MN Metropolitan Airports Commission Subordinate Series 2014B (Airport Revenue)	5.00	1-1-2026	500,000	570,085
Minneapolis MN Charter School Yinghua Academy Project Series 2013A (Education Revenue)	5.00	7-1-2023	300,000	317,181

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—June 30, 2017	Wells Fargo Minnesota Tax-Free Fund	11

Security name	Interest rate	Maturity date	Principal	Value

Minnesota (continued)
Minneapolis MN Development Limited Tax Supported Common Bond Series 2A (Miscellaneous Revenue)	6.00%	12-1-2040	$1,000,000	$1,135,420
Minneapolis MN Fairview Health Services Series A (Health Revenue, AGM Insured)	6.63	11-15-2028	1,000,000	1,076,320
Minneapolis MN Health Care System Fairview Health Services Series 2015A (Health Revenue)	5.00	11-15-2033	2,000,000	2,295,820
Minneapolis MN Health Care System Revenue Prerefunded Bond (Health Revenue, AGC Insured)	6.50	11-15-2038	345,000	370,768
Minneapolis MN Health Care System Revenue Unrefunded Bond (Health Revenue, AGC Insured)	6.50	11-15-2038	1,890,000	2,015,987
Minneapolis MN Plymouth Stevens House Project Series A (Housing Revenue) ##	1.00	12-1-2017	1,000,000	999,260
Minneapolis MN Student Housing Riverton Community Housing Project Series 2014 (Housing Revenue)	5.00	8-1-2032	860,000	877,957
Minneapolis St. Paul MN Metropolitan Airport Commission Series 2014A (Airport Revenue)	5.00	1-1-2032	750,000	863,835
Minneapolis St. Paul MN Metropolitan Airport Commission Series 2016C (Airport Revenue)	5.00	1-1-2046	1,000,000	1,159,820
Minneapolis St. Paul MN Metropolitan Airport Commission Series 2016D (Airport Revenue)	5.00	1-1-2041	250,000	281,818
Minnesota Agricultural & Economic Development Board Health Care Essentia Health Series C1 (Health Revenue, AGC Insured)	4.00	2-15-2020	50,000	53,312
Minnesota Agricultural & Economic Development Board Health Care Essentia Health Series C1 (Health Revenue, AGC Insured)	5.00	2-15-2030	2,000,000	2,137,600
Minnesota Agricultural & Economic Development Board Health Care Essentia Health Series E (Health Revenue, AGC Insured)	5.00	2-15-2037	4,030,000	4,093,755
Minnesota Certificates of Participation Legislative Office Facility Project Series 2014 (Miscellaneous Revenue)	5.00	6-1-2023	435,000	513,209
Minnesota General Fund Appropriation Bonds Series 2012B (Miscellaneous Revenue)	5.00	3-1-2027	2,000,000	2,294,100
Minnesota General Fund Appropriation Bonds Series 2012B (Miscellaneous Revenue)	5.00	3-1-2028	2,000,000	2,291,200
Minnesota General Fund Appropriation Bonds Series 2012B (Miscellaneous Revenue)	5.00	3-1-2029	2,000,000	2,288,300
Minnesota General Fund Appropriation Bonds Series 2014A (Miscellaneous Revenue)	5.00	6-1-2033	1,000,000	1,147,410
Minnesota HEFAR Bethel University Series 2017 (Education Revenue) %%	5.00	5-1-2037	1,250,000	1,377,075
Minnesota HEFAR Bethel University Series 6R (Education Revenue)	5.50	5-1-2025	1,535,000	1,537,548
Minnesota HEFAR Carleton College Series 7D (Education Revenue)	5.00	3-1-2030	2,000,000	2,130,380
Minnesota HEFAR College of St. Scholastica Series 7R (Education Revenue)	4.25	12-1-2027	400,000	420,464
Minnesota HEFAR Hamline University Series 7E (Education Revenue)	4.50	10-1-2021	300,000	321,633
Minnesota HEFAR Hamline University Series 7E (Education Revenue)	5.00	10-1-2029	500,000	529,910
Minnesota HEFAR St. Benedict College Series 7M (Education Revenue)	5.13	3-1-2036	275,000	296,791
Minnesota HEFAR St. Benedict College Series 7V (Education Revenue)	5.00	3-1-2018	635,000	649,580
Minnesota HEFAR St. Olaf College Series Eight-N (Education Revenue)	4.00	10-1-2025	220,000	249,465
Minnesota HEFAR St. Olaf College Series Eight-N (Education Revenue)	4.00	10-1-2026	100,000	113,469
Minnesota HEFAR St. Olaf College Series Eight-N (Education Revenue)	4.00	10-1-2027	110,000	123,262
Minnesota HEFAR St. Olaf College Series Eight-N (Education Revenue)	4.50	10-1-2030	500,000	537,425
Minnesota HEFAR St. Thomas University Series 7U (Education Revenue)	5.00	4-1-2023	750,000	878,130
Minnesota HEFAR St. Thomas University Series 8-L (Education Revenue)	5.00	4-1-2024	750,000	888,840
Minnesota HEFAR St. Thomas University Series 8-L (Education Revenue)	5.00	4-1-2028	920,000	1,089,841
Minnesota HEFAR St. Thomas University Series 8-L (Education Revenue)	5.00	4-1-2029	750,000	879,983
Minnesota HEFAR St. Thomas University Series 8-L (Education Revenue)	5.00	4-1-2035	750,000	853,538
Minnesota Housing Finance Agency Residential Housing Series 2007Q (Housing Revenue)	5.25	7-1-2033	560,000	561,618
Minnesota Housing Finance Agency Residential Housing Series 2009E (Housing Revenue)	4.20	7-1-2021	885,000	904,523

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Minnesota Tax-Free Fund	Portfolio of investments—June 30, 2017

Security name	Interest rate	Maturity date	Principal	Value

Minnesota (continued)
Minnesota Housing Finance Agency Residential Housing Series 2012D (Housing Revenue, GNMA/FNMA/FHLMC Insured)	4.00%	7-1-2040	$545,000	$563,552
Minnesota Housing Finance Agency Series 2009B (Housing Revenue)	5.90	7-1-2028	25,000	25,004
Minnesota Housing Finance Agency Series 2015A (Housing Revenue)	5.00	8-1-2027	1,665,000	1,961,353
Minnesota Housing Finance Agency State Appropriation Bonds Series 2015A (Housing Revenue)	5.00	8-1-2032	500,000	572,665
Minnesota Municipal Power Agency Series 2007 (Utilities Revenue)	5.00	10-1-2037	1,200,000	1,210,908
Minnesota Municipal Power Agency Series 2010A & Series 2010B (Utilities Revenue)	5.00	10-1-2025	2,335,000	2,598,178
Minnesota Prerefunded Bond (GO Revenue)	5.00	8-1-2022	100,000	100,362
Minnesota State Colleges & Universities Revenue Fund & Refunding Bonds Series 2017A (Education Revenue)	5.00	10-1-2027	500,000	617,320
Minnesota Various Purpose Bonds Series 2010A (GO Revenue)	4.00	8-1-2029	500,000	536,980
Minnesota Various Purpose Bonds Series 2015A (GO Revenue)	5.00	8-1-2028	3,400,000	4,130,626
Minnetonka MN Independent School District #276 Series F (Miscellaneous Revenue)	5.00	2-1-2022	175,000	200,863
Minnetonka MN Independent School District #276 Series F (Miscellaneous Revenue)	5.00	2-1-2023	185,000	216,224
Minnetonka MN Independent School District #276 Series F (Miscellaneous Revenue)	5.00	2-1-2024	195,000	226,524
Minnetonka MN Independent School District #276 Series F (Miscellaneous Revenue)	5.00	2-1-2025	205,000	240,941
Moorhead MN Educational Facilities Bond The Concordia College Corporation Project Series 2016 (Education Revenue)	5.00	12-1-2025	2,000,000	2,302,280
Mounds View MN Independent School District #621 Series A (GO Revenue, South Dakota Credit Program Insured)	4.00	2-1-2022	530,000	556,262
Northeastern Minnesota Metropolitan Intermediate School District #916 Certificates of Participation Series 2013A (Miscellaneous Revenue)	4.00	2-1-2024	1,100,000	1,204,731
Northeastern Minnesota Metropolitan Intermediate School District #916 Certificates of Participation Series 2015B (Miscellaneous Revenue)	5.00	2-1-2034	1,000,000	1,127,540
Northern Minnesota Municipal Power Agency Series 2008A (Utilities Revenue, AGC Insured)	5.00	1-1-2018	820,000	836,744
Northern Minnesota Municipal Power Agency Series 2008A (Utilities Revenue, AGC Insured)	5.00	1-1-2021	50,000	50,965
Northern Minnesota Municipal Power Agency Series 2013A (Utilities Revenue)	4.00	1-1-2028	450,000	484,020
Northern Minnesota Municipal Power Agency Series 2016 (Utilities Revenue)	5.00	1-1-2030	520,000	607,313
Northern Minnesota Municipal Power Agency Series 2016 (Utilities Revenue)	5.00	1-1-2031	350,000	406,466
Otsego MN Charter School Kaleidoscope Charter School Project Series 2014A (Education Revenue)	4.15	9-1-2024	600,000	615,702
Otsego MN Charter School Kaleidoscope Charter School Project Series 2014A (Education Revenue)	5.00	9-1-2034	1,100,000	1,136,036
Plato MN Health Care Facilities Bond Glencoe Regional Health Services Project Series 2017 (Health Revenue)	5.00	4-1-2041	550,000	606,639
Plymouth MN Certificate of Participation Intermediate School District #287 Series A (Miscellaneous Revenue)	5.00	2-1-2024	250,000	265,913
Plymouth MN Intermediate School District #287 Certificate of Participation Series 2016A (Miscellaneous Revenue)	4.00	5-1-2026	500,000	552,070
Plymouth MN Intermediate School District #287 Certificate of Participation Series 2016A (Miscellaneous Revenue)	4.00	5-1-2027	500,000	546,490
Red Wing MN Senior Housing Deer Crest Project Series A (Health Revenue)	5.00	11-1-2032	660,000	683,027
Red Wing MN Senior Housing Deer Crest Project Series A (Health Revenue)	5.00	11-1-2042	560,000	576,710
Rice County MN Educational Facilities Shattuck-St. Mary’s School Project (Education Revenue) 144A	5.00	8-1-2022	975,000	1,030,468
Rochester MN Electric Utility Revenue Series 2017A (Utilities Revenue)	5.00	12-1-2037	500,000	585,095
Rochester MN Electric Utility Revenue Series 2013B (Utilities Revenue)	5.00	12-1-2023	815,000	977,299
Rochester MN Electric Utility Revenue Series 2013B (Utilities Revenue)	5.00	12-1-2025	315,000	376,617

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—June 30, 2017	Wells Fargo Minnesota Tax-Free Fund	13

Security name	Interest rate	Maturity date	Principal	Value

Minnesota (continued)
Rochester MN Electric Utility Revenue Series 2013B (Utilities Revenue)	5.00%	12-1-2026	$250,000	$297,205
Rochester MN HCFR Mayo Clinic Series 2011 (Health Revenue) ±	4.50	11-15-2038	200,000	225,448
Sartell MN Independent School District 748 St. Stephen Public Schools GO Series 2016A (GO Revenue, South Dakota Credit Program Insured)	5.00	2-1-2027	1,250,000	1,497,463
Shakopee MN St. Francis Regional Medical Center Series 2014 (Health Revenue)	5.00	9-1-2027	700,000	810,537
Shakopee MN St. Francis Regional Medical Center Series 2014 (Health Revenue)	5.00	9-1-2029	725,000	825,065
Southern Minnesota Municipal Power Agency Series 1994A (Utilities Revenue, National Insured) ¤	0.00	1-1-2020	5,100,000	4,894,521
Southern Minnesota Municipal Power Agency Series 2009A (Utilities Revenue)	5.25	1-1-2030	2,000,000	2,125,220
St. Cloud MN Charter School Lease Revenue Bonds Stride Academy Project Series 2016A (Miscellaneous Revenue)	5.00	4-1-2036	750,000	564,608
St. Cloud MN Health Care Revenue Bonds Series 2016A (Health Revenue)	5.00	5-1-2030	2,000,000	2,357,700
St. Cloud MN Health Care Revenue Bonds Series 2016A (Health Revenue)	5.00	5-1-2031	2,000,000	2,343,960
St. Cloud MN Health Care Unrefunded Revenue Bonds CentraCare Health (Health Revenue)	5.13	5-1-2030	125,000	135,715
St. Cloud MN Independent School District #742 Series 2017A (Miscellaneous Revenue)	5.00	2-1-2032	500,000	572,860
St. Cloud MN Independent School District #742 Series 2017A (Miscellaneous Revenue)	5.00	2-1-2034	350,000	397,425
St. Louis Park MN Nicollett Health Services Series 2009 (Health Revenue)	5.50	7-1-2029	1,000,000	1,087,130
St. Paul MN Health Care System Bond Allina Health System Series 2009A-1 (Health Revenue)	5.00	11-15-2024	2,350,000	2,557,733
St. Paul MN Housing & RDA Charter School Hmog College Preparatory Academy Project Series 2016A (Education Revenue)	5.25	9-1-2031	1,000,000	1,020,350
St. Paul MN Housing & RDA Charter School Lease Revenue German Immersion School Project Series 2013A (Education Revenue)	4.00	7-1-2023	250,000	254,273
St. Paul MN Housing & RDA Charter School Lease Revenue Twin Cities Academy Project Series 2015A (Education Revenue)	5.00	7-1-2035	925,000	940,244
St. Paul MN Housing & RDA Charter School Nova Classical Academy Project Series 2011A (Miscellaneous Revenue)	6.63	9-1-2042	865,000	1,046,416
St. Paul MN Housing & RDA Conservatory for Performing Artists Series A (Education Revenue)	4.00	3-1-2028	150,000	150,447
St. Paul MN Housing & RDA Health Care Facilities Refunding Bonds Series 2015A (Health Revenue)	5.00	7-1-2025	250,000	301,320
St. Paul MN Housing & RDA HealthEast Care System Project Series 2015A (Health Revenue)	5.00	11-15-2025	1,000,000	1,086,070
St. Paul MN Housing & RDA HealthEast Care Systems Project Series 2015A (Health Revenue) ##	4.00	11-15-2017	550,000	554,972
St. Paul MN Housing & RDA HealthEast Care Systems Project Series 2015A (Health Revenue)	5.00	11-15-2027	1,000,000	1,129,730
St. Paul MN Housing & RDA HealthPartners Obligated Group Series 2015A (Health Revenue)	5.00	7-1-2031	2,010,000	2,306,435
St. Paul MN Housing & RDA Hope Community Academy Project Series 2015A (Education Revenue)	5.00	12-1-2034	1,645,000	1,746,398
St. Paul MN Housing & RDA Parking Facilities Project Series A (Transportation Revenue)	5.00	8-1-2035	875,000	926,039
St. Paul MN Housing & RDA St. Paul Academy & Summit School Project (Education Revenue)	5.00	10-1-2024	2,000,000	2,019,700
St. Paul MN Port Authority Lease Revenue Freeman Office Building Series 2 (Miscellaneous Revenue)	5.00	12-1-2024	2,000,000	2,378,620
Todd County MN United Hospital District BAN Lakewood Health System Series A (Health Revenue)	1.30	12-1-2018	1,000,000	998,940
University of Minnesota Series 2009A (Education Revenue)	5.00	4-1-2021	1,180,000	1,257,845
University of Minnesota Series 2009A (Education Revenue)	5.13	4-1-2034	1,000,000	1,067,590

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Minnesota Tax-Free Fund	Portfolio of investments—June 30, 2017

Security name	Interest rate	Maturity date	Principal	Value

Minnesota (continued)
University of Minnesota State Supported Biomedical Science Series 2011B (Education Revenue)	5.00%	8-1-2036	$1,000,000	$1,119,950
Virginia MN Housing & RDA HCFR Series 2005 (Miscellaneous Revenue)	5.25	10-1-2025	2,085,000	2,089,921
Western Minnesota Municipal Power Agency Series A (Utilities Revenue)	5.00	1-1-2027	1,565,000	1,819,125
Western Minnesota Municipal Power Agency Series A (Utilities Revenue)	5.00	1-1-2030	1,000,000	1,149,400
Western Minnesota Municipal Power Agency Series A (Utilities Revenue)	5.00	1-1-2031	1,000,000	1,174,530
Western Minnesota Municipal Power Agency Series A (Utilities Revenue)	5.00	1-1-2032	1,250,000	1,422,013
Willmar MN Rice Memorial Hospital Project Series 2012A (GO Revenue)	5.00	2-1-2026	1,000,000	1,119,560
Winona MN Health Care Facilities Refunding Bond Series 2012 (Health Revenue)	3.00	7-1-2018	295,000	298,590
Winona MN Health Care Facilities Refunding Bond Series 2012 (Health Revenue)	5.00	7-1-2034	500,000	529,705
Woodbury MN Charter School Series A (Education Revenue)	3.15	12-1-2018	190,000	192,027
Woodbury MN Charter School Series A (Education Revenue)	3.90	12-1-2022	220,000	230,056
Woodbury MN Charter School Series A (Education Revenue)	5.00	12-1-2027	215,000	227,401
Woodbury MN Charter School Series A (Education Revenue)	5.00	12-1-2032	220,000	230,289

				168,049,341

Puerto Rico: 0.01%
Puerto Rico Public Finance Corporation Commonwealth Appropriation Bond Series B (Miscellaneous Revenue, Government Development Bank for Puerto Rico SPA) (s)	5.50	8-1-2031	250,000	9,675

Virgin Islands: 0.31%
Virgin Islands PFA Matching Fund Loan Notes Senior Lien Series B (Miscellaneous Revenue, AGM Insured)	5.00	10-1-2025	500,000	533,771

Total Municipal Obligations (Cost $166,465,187)				171,285,752

Total investments in securities (Cost $166,465,187) *	99.62%	171,285,752
Other assets and liabilities, net	0.38	650,023

Total net assets	100.00%	$171,935,775

±	Variable rate investment. The rate shown is the rate in effect at period end.

ø	Variable rate demand notes are subject to a demand feature which reduces the effective maturity. The maturity date shown represents the final maturity date of the security. The interest rate is determined and reset by the issuer daily, weekly, or monthly depending upon the terms of the security. The rate shown is the rate in effect at period end.

(m)	The security is an auction-rate security which has an interest rate that resets at predetermined short-term intervals through a Dutch auction. The rate shown is the rate in effect at period end.

(n)	The auction to set the interest rate on the security failed at period end due to insufficient investor interest. A failed auction does not itself cause a default.

##	All or a portion of this security is segregated for when-issued securities.

144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.

%%	The security is issued on a when-issued basis.

¤	The security is issued in zero coupon form with no periodic interest payments.

(s)	The security is currently in default with regards to scheduled interest and/or principal payments. The Fund has stopped accruing interest on the security.

*	Cost for federal income tax purposes is $166,464,577 and unrealized gains (losses) consists of:

Gross unrealized gains	$5,509,825
Gross unrealized losses	(688,650)

Net unrealized gains	$4,821,175

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities—June 30, 2017	Wells Fargo Minnesota Tax-Free Fund	15

Assets
Investment in unaffiliated securities, at value (cost $166,465,187)	$171,285,752
Cash	287,093
Receivable for investments sold	68,800
Receivable for Fund shares sold	137,825
Receivable for interest	2,169,027
Prepaid expenses and other assets	48,227

Total assets	173,996,724

Liabilities
Dividends payable	82,617
Payable for investments purchased	1,377,075
Payable for Fund shares redeemed	485,376
Management fee payable	44,222
Distribution fee payable	6,265
Administration fees payable	17,311
Accrued expenses and other liabilities	48,083

Total liabilities	2,060,949

Total net assets	$171,935,775

NET ASSETS CONSIST OF
Paid-in capital	$166,472,113
Undistributed net investment income	691,461
Accumulated net realized losses on investments	(48,364)
Net unrealized gains on investments	4,820,565

Total net assets	$171,935,775

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE
Net assets – Class A	$34,719,656
Shares outstanding – Class A1	3,249,552
Net asset value per share – Class A2	$10.68
Maximum offering price per share – Class A	$11.18
Net assets – Class C	$9,525,126
Shares outstanding – Class C1	891,586
Net asset value per share – Class C	$10.68
Net assets – Administrator Class	$104,905,788
Shares outstanding – Administrator Class[1]	9,822,575
Net asset value per share – Administrator Class	$10.68
Net assets – Institutional Class	$22,785,205
Shares outstanding – Institutional Class[1]	2,131,368
Net asset value per share – Institutional Class	$10.69

[1]	The Fund has an unlimited number of authorized shares.

[2]	Maximum offering price is computed as 100/95.50 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Minnesota Tax-Free Fund	Statement of operations—year ended June 30, 2017

Investment income
Interest	$6,136,879

Expenses
Management fee	707,160
Administration fees
Class A	66,034
Class C	16,050
Administrator Class	118,339
Institutional Class	5,718 [1]
Shareholder servicing fees
Class A	103,179
Class C	25,078
Administrator Class	295,848
Distribution fee
Class C	75,235
Custody and accounting fees	6,822
Professional fees	50,666
Registration fees	45,874
Shareholder report expenses	27,174
Trustees’ fees and expenses	21,206
Other fees and expenses	9,206

Total expenses	1,573,589
Less: Fee waivers and/or expense reimbursements	(316,945)

Net expenses	1,256,644

Net investment income	4,880,235

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains on investments	489,861
Net change in unrealized gains (losses) on investments	(6,446,195)

Net realized and unrealized gains (losses) on investments	(5,956,334)

Net decrease in net assets resulting from operations	$(1,076,099)

[1]	For the period from October 31, 2016 (commencement of class operations) to June 30, 2017

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets	Wells Fargo Minnesota Tax-Free Fund	17

	Year ended June 30, 2017		Year ended June 30, 2016

Operations
Net investment income		$4,880,235		$5,318,450
Net realized gains on investments		489,861		288,003
Net change in unrealized gains (losses) on investments		(6,446,195)		4,267,904

Net increase (decrease) in net assets resulting from operations		(1,076,099)		9,874,357

Distributions to shareholders from
Net investment income
Class A		(1,086,514)		(1,342,912)
Class C		(188,496)		(223,290)
Administrator Class		(3,397,164)		(3,752,248)
Institutional Class		(208,060)[1]		N/A
Net realized gains
Class A		(181,495)		(15,554)
Class C		(42,362)		(3,355)
Administrator Class		(459,089)		(39,659)
Institutional Class		(21,533)[1]		N/A

Total distributions to shareholders		(5,584,713)		(5,377,018)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	383,062	4,171,243	361,762	3,948,616
Class C	91,703	999,287	96,385	1,052,616
Administrator Class	4,832,418	51,690,025	2,631,468	28,640,215
Institutional Class	2,396,879 [1]	25,479,423 [1]	N/A	N/A

		82,339,978		33,641,447

Reinvestment of distributions
Class A	115,744	1,240,727	123,205	1,342,193
Class C	21,560	230,847	20,786	226,424
Administrator Class	258,723	2,773,566	241,208	2,627,645
Institutional Class	21,568 [1]	229,581 [1]	N/A	N/A

		4,474,721		4,196,262

Payment for shares redeemed
Class A	(1,353,492)	(14,441,455)	(592,484)	(6,450,893)
Class C	(157,354)	(1,679,329)	(114,142)	(1,239,380)
Administrator Class	(6,516,596)	(69,327,244)	(1,961,032)	(21,337,031)
Institutional Class	(287,079)[1]	(3,050,214)[1]	N/A	N/A

		(88,498,242)		(29,027,304)

Net increase (decrease) in net assets resulting from capital share transactions		(1,683,543)		8,810,405

Total increase (decrease) in net assets		(8,344,355)		13,307,744

Net assets
Beginning of period		180,280,130		166,972,386

End of period		$171,935,775		$180,280,130

Undistributed net investment income		$691,461		$625,178

[1]	For the period from October 31, 2016 (commencement of class operations) to June 30, 2017

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Minnesota Tax-Free Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended June 30
CLASS A	2017	2016	2015	2014	2013
Net asset value, beginning of period	$11.07	$10.79	$10.86	$10.74	$11.08
Net investment income	0.28 [1]	0.33	0.33	0.35	0.32
Net realized and unrealized gains (losses) on investments	(0.34)	0.28	(0.04)	0.20	(0.31)

Total from investment operations	(0.06)	0.61	0.29	0.55	0.01
Distributions to shareholders from
Net investment income	(0.28)	(0.33)	(0.33)	(0.35)	(0.32)
Net realized gains	(0.05)	(0.00)[2]	(0.03)	(0.08)	(0.03)

Total distributions to shareholders	(0.33)	(0.33)	(0.36)	(0.43)	(0.35)
Net asset value, end of period	$10.68	$11.07	$10.79	$10.86	$10.74
Total return[3]	(0.53)%	5.74%	2.72%	5.29%	(0.01)%
Ratios to average net assets (annualized)
Gross expenses	0.91%	0.89%	0.89%	0.89%	0.88%
Net expenses	0.85%	0.85%	0.85%	0.85%	0.85%
Net investment income	2.63%	2.99%	3.03%	3.28%	2.87%
Supplemental data
Portfolio turnover rate	22%	16%	20%	15%	14%
Net assets, end of period (000s omitted)	$34,720	$45,437	$45,437	$44,499	$49,535

[1]	Calculated based upon average shares outstanding

[2]	Amount is less than $0.005.

[3]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Minnesota Tax-Free Fund	19

(For a share outstanding throughout each period)

	Year ended June 30
CLASS C	2017	2016	2015	2014	2013
Net asset value, beginning of period	$11.07	$10.79	$10.86	$10.74	$11.08
Net investment income	0.20	0.24	0.25	0.27	0.24
Net realized and unrealized gains (losses) on investments	(0.34)	0.28	(0.04)	0.20	(0.31)

Total from investment operations	(0.14)	0.52	0.21	0.47	(0.07)
Distributions to shareholders from
Net investment income	(0.20)	(0.24)	(0.25)	(0.27)	(0.24)
Net realized gains	(0.05)	(0.00)[1]	(0.03)	(0.08)	(0.03)

Total distributions to shareholders	(0.25)	(0.24)	(0.28)	(0.35)	(0.27)
Net asset value, end of period	$10.68	$11.07	$10.79	$10.86	$10.74
Total return[2]	(1.27)%	4.95%	1.96%	4.50%	(0.76)%
Ratios to average net assets (annualized)
Gross expenses	1.65%	1.64%	1.64%	1.64%	1.63%
Net expenses	1.60%	1.60%	1.60%	1.60%	1.60%
Net investment income	1.88%	2.24%	2.28%	2.53%	2.12%
Supplemental data
Portfolio turnover rate	22%	16%	20%	15%	14%
Net assets, end of period (000s omitted)	$9,525	$10,358	$10,061	$8,768	$8,972

[1]	Amount is less than $0.005.

[2]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Minnesota Tax-Free Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended June 30
ADMINISTRATOR CLASS	2017	2016	2015	2014	2013
Net asset value, beginning of period	$11.07	$10.78	$10.86	$10.74	$11.07
Net investment income	0.31 [1]	0.35	0.36	0.38	0.35
Net realized and unrealized gains (losses) on investments	(0.34)	0.29	(0.05)	0.20	(0.30)

Total from investment operations	(0.03)	0.64	0.31	0.58	0.05
Distributions to shareholders from
Net investment income	(0.31)	(0.35)	(0.36)	(0.38)	(0.35)
Net realized gains	(0.05)	(0.00)[2]	(0.03)	(0.08)	(0.03)

Total distributions to shareholders	(0.36)	(0.35)	(0.39)	(0.46)	(0.38)
Net asset value, end of period	$10.68	$11.07	$10.78	$10.86	$10.74
Total return	(0.28)%	6.10%	2.88%	5.55%	0.32%
Ratios to average net assets (annualized)
Gross expenses	0.84%	0.83%	0.83%	0.83%	0.82%
Net expenses	0.60%	0.60%	0.60%	0.60%	0.60%
Net investment income	2.87%	3.24%	3.28%	3.53%	3.11%
Supplemental data
Portfolio turnover rate	22%	16%	20%	15%	14%
Net assets, end of period (000s omitted)	$104,906	$124,485	$111,475	$98,483	$98,992

[1]	Calculated based upon average shares outstanding

[2]	Amount is less than $0.005.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Minnesota Tax-Free Fund	21

(For a share outstanding throughout the period)

INSTITUTIONAL CLASS	Year ended June 30, 2017[1]
Net asset value, beginning of period	$10.88
Net investment income	0.21
Net realized and unrealized gains (losses) on investments	(0.14)

Total from investment operations	0.07
Distributions to shareholders from
Net investment income	(0.21)
Net realized gains	(0.05)

Total distributions to shareholders	(0.26)
Net asset value, end of period	$10.69
Total return[2]	0.62%
Ratios to average net assets (annualized)
Gross expenses	0.52%
Net expenses	0.51%
Net investment income	2.91%
Supplemental data
Portfolio turnover rate	22%
Net assets, end of period (000s omitted)	$22,785

[1]	For the period from October 31, 2016 (commencement of class operations) to June 30, 2017

[2]	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

22	Wells Fargo Minnesota Tax-Free Fund	Notes to financial statements

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Minnesota Tax-Free Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although a Fund may deviate from this calculation time under unusual or unexpected circumstances.

Debt securities are valued at the evaluated bid price provided by an independent pricing service or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Fund. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Management Valuation Team of Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Management Valuation Team which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market values, to assess the continued appropriateness of the fair valuation methodologies used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the inputs considered in the valuation process until there is a readily available price provided on an exchange or by an independent pricing service. Valuations received from an independent pricing service or independent broker-dealer quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the manager and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

When-issued transactions

The Fund may purchase securities on a forward commitment or when-issued basis. The Fund records a when-issued transaction on the trade date and will segregate assets in an amount at least equal in value to the Fund’s commitment to purchase when-issued securities. Securities purchased on a when-issued basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily based on the effective interest method. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has been determined to be doubtful based on consistently applied procedures and the fair value has decreased. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

Notes to financial statements	Wells Fargo Minnesota Tax-Free Fund	23

Distributions to shareholders

Distributions to shareholders from net investment income are accrued daily and paid monthly. Distributions from net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior the Fund’s fiscal year end may be categorized as a tax return of capital.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable and tax-exempt income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. At June 30, 2017, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Undistributed net investment income	Accumulated net realized losses on investments
$66,282	$ (66,282)

As of June 30, 2017, the Fund had current year net deferred post-October capital losses consisting of $48,970 in short-term losses which will be recognized on the first day of the following fiscal year.

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

∎	Level 1 – quoted prices in active markets for identical securities

∎	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

∎	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

24	Wells Fargo Minnesota Tax-Free Fund	Notes to financial statements

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of June 30, 2017:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:
Municipal obligations	$0	$171,285,752	$0	$171,285,752

The Fund recognizes transfers between levels within the fair value hierarchy at the end of the reporting period. At June 30, 2017, the Fund did not have any transfers into/out of Level 1, Level 2, or Level 3.

4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES

Management fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”), is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser, providing fund-level administrative services in connection with the Fund’s operations, and providing any other fund-level administrative services reasonably necessary for the operation of the Fund. As compensation for its services under the investment management agreement, Funds Management is entitled to receive an annual management fee starting at 0.40% and declining to 0.28% as the average daily net assets of the Fund increase. For the year ended June 30, 2017, the management fee was equivalent to an annual rate of 0.40% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. Wells Capital Management Incorporated, an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.20% and declining to 0.10% as the average daily net assets of the Fund increase.

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:

Class-level administration fee
Class A, Class C	0.16%
Administrator Class	0.10
Institutional Class	0.08

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses. Funds Management has committed through October 31, 2017 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 0.85% for Class A shares, 1.60% for Class C shares, 0.60% for Administrator Class shares, and 0.52% for Institutional Class shares. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

During the year ended June 30, 2017, State Street Bank and Trust Company, the Fund’s custodian, reimbursed the Fund $152 for certain out-of-pocket expenses that were billed to the Fund in error from 1998-2015. This amount is included in interest income on the Statement of Operations. In addition, Funds Management was also reimbursed $3,049 for waivers/reimbursements it made to the Fund during the period the Fund was erroneously billed.

Notes to financial statements	Wells Fargo Minnesota Tax-Free Fund	25

Distribution fee

The Trust has adopted a distribution plan for Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class C shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares.

In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the year ended June 30, 2017, Funds Distributor received $2,094 from the sale of Class A shares. No contingent deferred sales charges were incurred by Class A and Class C shares for the year ended June 30, 2017.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, and Administrator Class of the Fund is charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended June 30, 2017 were $36,265,254 and $46,472,430, respectively.

The Fund may purchase or sell investment securities to other Wells Fargo affiliates pursuant to Rule 17a-7 of the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices. Interfund trades are included within the respective purchases and sales amounts shown.

6. BANK BORROWINGS

The Trust (excluding the money market funds and certain other funds) and Wells Fargo Variable Trust are parties to a $250,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund. Prior to August 30, 2016, the revolving credit agreement amount was $200,000,000 and the annual commitment fee was equal to 0.20% of the unused balance which was allocated to each participating fund.

For the year ended June 30, 2017, there were no borrowings by the Fund under the agreement.

7. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended June 30, 2017 and June 30, 2016 were as follows:

	Year ended June 30
	2017	2016
Ordinary income	$8,009	$13,326
Tax-exempt income	4,880,443	5,318,450
Long-term capital gain	696,261	45,242

As of June 30, 2017, the components of distributable earnings on a tax basis were as follows:

Undistributed tax-exempt income	Unrealized gains	Post-October capital losses deferred
$774,074	$4,821,175	$(48,970)

26	Wells Fargo Minnesota Tax-Free Fund	Notes to financial statements

8. CONCENTRATION RISK

The Fund invests a substantial portion of its assets in issuers of municipal debt securities located in a single state or territories of the U.S. Therefore, it may be more affected by economic and political developments in that state or region than would be a comparable general tax-exempt fund.

9. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

10. REGULATORY CHANGES

In October 2016, the Securities and Exchange Commission (“SEC”) adopted new rules and forms and amended existing rules and forms (together, “final rules”) intended to modernize and enhance the reporting and disclosure of information by registered investment companies and to enhance liquidity risk management by open-end mutual funds and exchange-traded funds. The final rules will enhance the quality of information available to investors and will allow the SEC to more effectively collect and use data reported by funds. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in the Fund’s financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management has evaluated the amendments to Regulation S-X and its adoption will result in enhanced financial disclosures in the Fund’s financial statements. Management continues to evaluate the reporting requirements for the new form types (compliance date is June 1, 2018) and the implementation of the liquidity risk management program (compliance date is December 1, 2018).

Report of independent registered public accounting firm	Wells Fargo Minnesota Tax-Free Fund	27

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Wells Fargo Minnesota Tax-Free Fund (the “Fund”), one of the funds constituting the Wells Fargo Funds Trust, as of June 30, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2017, by correspondence with custodians and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Minnesota Tax-Free Fund as of June 30, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

August 25, 2017

28	Wells Fargo Minnesota Tax-Free Fund	Other information (unaudited)

TAX INFORMATION

Pursuant to Section 852 of the Internal Revenue Code, $696,261 was designated as a 20% rate gain distributions for the fiscal year ended June 30, 2017.

Pursuant to Section 852 of the Internal Revenue Code, 100% of distributions paid from net investment income is designated as exempt-interest dividends for the fiscal year ended June 30, 2017.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wellsfargofunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at wellsfargofunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available monthly on the Fund’s website (wellsfargofunds.com), on a one-month delayed basis. In addition, top ten holdings information (excluding derivative positions) for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Other information (unaudited)	Wells Fargo Minnesota Tax-Free Fund	29

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 148 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Board member of the Forté Foundation (non-profit organization) and the Vincent Memorial Hospital Endowment (non-profit organization), where he serves on the Investment Committee and as a Chair of the Audit Committee. Mr. Ebsworth is a CFA® charterholder.	Asset Allocation Trust
Jane A. Freeman (Born 1953)	Trustee, since 2015	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is a Board Member of Ruth Bancroft Garden (non-profit organization) and an inactive chartered financial analyst.	Asset Allocation Trust
Peter G. Gordon** (Born 1942)	Trustee, since 1998; Chairman, since 2005	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College.	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (charter school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust

30	Wells Fargo Minnesota Tax-Free Fund	Other information (unaudited)

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust
Timothy J. Penny (Born 1951)	Trustee, since 1996: Vice Chairman, since 2017	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Trustee of the Evergreen Funds complex (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

**	Peter Gordon is expected to retire on December 31, 2017.

Advisory Board Members

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer	Current other public company or investment company directorships
James G. Polisson (Born 1959)	Advisory Board Member, since 2017	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors (Blackrock) from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Prior thereto, Vice President, Fidelity Retail Mutual Fund Group from 1996 to 1998 and Risk Management Practice Manager, Fidelity Consulting from 1995 to 1996. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	Asset Allocation Trust
Pamela Wheelock (Born 1959)	Advisory Board Member, since 2017	Chief Operating Officer, Twin Cities Habitat for Humanity, since January, 2017. Vice President of University Services, University of Minnesota from 2012 to 2017. Prior thereto, Interim President and Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2010 to 2011, Chairman of the Board from 2009 to 2011 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently on the Board of Directors, Governance Committee and Finance Committee, for the Minnesota Philanthropy Partners (Saint Paul Foundation) since 2012 and Board Chair of the Minnesota Wild Foundation since 2010.	Asset Allocation Trust

Other information (unaudited)	Wells Fargo Minnesota Tax-Free Fund	31

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.
Nancy Wiser[1] (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Officer, since 2003	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Assistant General Counsel of Wells Fargo Bank, N.A. since 2013 and Vice President and Managing Counsel of Wells Fargo Bank, N.A. from 1996 to 2013.
Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Senior Vice President and Chief Compliance Officer since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.
Jeremy DePalma[1] (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

[1]	Nancy Wiser acts as Treasurer of 69 funds in the Fund Complex. Jeremy DePalma acts as Treasurer of 79 funds and Assistant Treasurer of 69 funds in the Fund Complex.

[2]	The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wellsfargofunds.com.

32	Wells Fargo Minnesota Tax-Free Fund	Other information (unaudited)

BOARD CONSIDERATION OF INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS:

Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”) must determine annually whether to approve the continuation of the Trust’s investment management and sub-advisory agreements. In this regard, at an in-person meeting held on May 16-17, 2017 (the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment management and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for Wells Fargo Minnesota Tax-Free Fund (the “Fund”): (i) an investment management agreement (the “Management Agreement”) with Wells Fargo Funds Management, LLC (“Funds Management”); and (ii) an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Wells Capital Management Incorporated (the “Sub-Adviser”), an affiliate of Funds Management. The Management Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.”

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at an in-person meeting in April 2017, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2017. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable. The Board considered the approval of the Advisory Agreements for the Fund as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included a description of the investment advisory services and Fund-level administrative services covered by the Management Agreement, as well as, among other things, a summary of the background and experience of senior management of Funds Management, a summary of certain organizational and personnel changes involving Funds Management and the Sub-Adviser, and a description of Funds Management’s and the Sub-Adviser’s business continuity planning programs and of their approaches to data privacy and cybersecurity. The Board also considered the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund.

The Board evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates.

Fund performance and expenses

The Board considered the performance results for the Fund over various time periods ended December 31, 2016. The Board considered these results in comparison to the performance of funds in a universe that was determined by

Other information (unaudited)	Wells Fargo Minnesota Tax-Free Fund	33

Broadridge Inc. (“Broadridge”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe. The Board noted that the performance of the Fund (Administrator Class) was higher than the average performance of the Universe for the one-, five-, and ten- year periods under review, but lower than the average performance of the Universe for the three-year period under review. The Board also noted that the performance of the Fund was higher than or in range of its benchmark, the Bloomberg Barclays Municipal Bond Index, for the one- and five- year periods under review, but lower than its benchmark for the three- and ten-year periods under review.

The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Broadridge to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and to report data with respect to a new share class launched in 2016. The Board also received an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year. Based on the Broadridge reports, the Board noted that the net operating expense ratios of the Fund were lower than or in range of the median net operating expense ratios of the expense Groups for all share classes.

The Board took into account the Fund performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreements.

Investment management and sub-advisory fee rates

The Board reviewed and considered the contractual fee rates payable by the Fund to Funds Management under the Management Agreement, as well as the contractual fee rates payable by the Fund to Funds Management for class-level administrative services under a Class-Level Administration Agreement, which include, among other things, class-level transfer agency and sub-transfer agency costs (collectively, the “Management Rates”). The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Adviser for investment sub-advisory services.

Among other information reviewed by the Board was a comparison of the Fund’s Management Rates with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the funds in the expense Groups. The Board noted that the Management Rates of the Fund were lower than or equal to the sum of these average rates for the Fund’s expense Groups for all share classes.

The Board also received and considered information about the portion of the total management fee that was retained by Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. Given the affiliation between Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of fees between them.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing mutual funds compared with those associated with managing assets of non-mutual fund clients such as institutional separate accounts.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Funds Management under the Management Agreement and to the Sub-Adviser under the Sub-Advisory Agreement was reasonable.

Profitability

The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of Wells Fargo as a whole, from providing services to the Fund and the fund family as a whole. The Board also received and considered information concerning the profitability of the Sub-Adviser from providing services to the fund family as a whole, noting that the Sub-Adviser’s profitability information with respect to providing services to the Fund was subsumed in the Wells Fargo and Funds Management profitability analysis.

34	Wells Fargo Minnesota Tax-Free Fund	Other information (unaudited)

Funds Management reported on the methodologies and estimates used in calculating profitability, including a description of the methodology used to allocate certain expenses. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size and type of fund. Based on its review, the Board did not deem the profits reported by Funds Management or Wells Fargo from its services to the Fund to be at a level that would prevent it from approving the continuation of the Advisory Agreements.

Economies of scale

With respect to possible economies of scale, the Board noted the existence of breakpoints in the Fund’s management fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size. It considered that, for a small fund or a fund that shrinks in size, breakpoints conversely can result in higher fee levels. The Board also considered that in addition to management fee breakpoints, competitive management fee rates set at the outset without regard to breakpoints and fee waiver and expense reimbursement arrangements are means of sharing potential economies of scale with shareholders of the Fund. The Board considered Funds Management’s view, which Funds Management indicated was supported by independent third-party industry studies which were summarized for the Board, that any analyses of potential economies of scale in managing a particular fund are inherently limited in light of the joint and common costs and investments that Funds Management incurs across the fund family as a whole.

The Board concluded that the Fund’s fee and expense arrangements, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.

Other benefits to Funds Management and the Sub-Adviser

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund. The Board noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser, fees earned by Funds Management and the Sub-Adviser from managing a private investment vehicle for the fund family’s securities lending collateral and commissions earned by an affiliated broker from portfolio transactions.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.

Conclusion

At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable.

List of abbreviations	Wells Fargo Minnesota Tax-Free Fund	35

The following is a list of common abbreviations for terms and entities that may have appeared in this report.

ACA	— ACA Financial Guaranty Corporation
ADR	— American depositary receipt
ADS	— American depositary shares
AGC	— Assured Guaranty Corporation
AGM	— Assured Guaranty Municipal
Ambac	— Ambac Financial Group Incorporated
AMT	— Alternative minimum tax
AUD	— Australian dollar
BAN	— Bond anticipation notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazilian real
CAB	— Capital appreciation bond
CAD	— Canadian dollar
CCAB	— Convertible capital appreciation bond
CDA	— Community Development Authority
CDO	— Collateralized debt obligation
CHF	— Swiss franc
CLO	— Collateralized loan obligation
CLP	— Chilean peso
COP	— Colombian peso
DKK	— Danish krone
DRIVER	— Derivative inverse tax-exempt receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-traded fund
EUR	— Euro
FDIC	— Federal Deposit Insurance Corporation
FFCB	— Federal Farm Credit Banks
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Administration
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British pound
GDR	— Global depositary receipt
GNMA	— Government National Mortgage Association
GO	— General obligation
HCFR	— Healthcare facilities revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher education facilities authority revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong dollar
HUD	— Department of Housing and Urban Development
HUF	— Hungarian forint
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Indonesian rupiah
IEP	— Irish pound
JPY	— Japanese yen
KRW	— Republic of Korea won
LIBOR	— London Interbank Offered Rate
LIFER	— Long Inverse Floating Exempt Receipts
LIQ	— Liquidity agreement
LLC	— Limited liability company
LLLP	— Limited liability limited partnership
LLP	— Limited liability partnership
LOC	— Letter of credit
LP	— Limited partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multifamily housing revenue
MSTR	— Municipal securities trust receipts
MTN	— Medium-term note
MUD	— Municipal Utility District
MXN	— Mexican peso
MYR	— Malaysian ringgit
National	— National Public Finance Guarantee Corporation
NGN	— Nigerian naira
NOK	— Norwegian krone
NZD	— New Zealand dollar
PCFA	— Pollution Control Financing Authority
PCL	— Public Company Limited
PCR	— Pollution control revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable floating option tax-exempt receipts
PJSC	— Public Joint Stock Company
plc	— Public limited company
PLN	— Polish zloty
PUTTER	— Puttable tax-exempt receipts
R&D	— Research & development
Radian	— Radian Asset Assurance
RAN	— Revenue anticipation notes
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real estate investment trust
ROC	— Reset option certificates
RON	— Romanian lei
RUB	— Russian ruble
SAVRS	— Select auction variable rate securities
SBA	— Small Business Authority
SDR	— Swedish depositary receipt
SEK	— Swedish krona
SFHR	— Single-family housing revenue
SFMR	— Single-family mortgage revenue
SGD	— Singapore dollar
SPA	— Standby purchase agreement
SPDR	— Standard & Poor’s Depositary Receipts
SPEAR	— Short Puttable Exempt Adjustable Receipts
STRIPS	— Separate trading of registered interest and
principal securities
TAN	— Tax anticipation notes
TBA	— To be announced
THB	— Thai baht
TIPS	— Treasury inflation-protected securities
TRAN	— Tax revenue anticipation notes
TRY	— Turkish lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
ZAR	— South African rand

This page is intentionally left blank.

For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, email, visit the Fund’s website, or call:

Wells Fargo Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: fundservice@wellsfargo.com

Website: wellsfargofunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wellsfargofunds.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Asset Management (WFAM) is a trade name used by the asset management businesses of Wells Fargo & Company. Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the funds. The funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA, an affiliate of Wells Fargo & Company. Neither Wells Fargo Funds Management nor Wells Fargo Funds Distributor has Fund customer accounts/assets, and neither provides investment advice/recommendations or acts as an investment advice fiduciary to any investor.

NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

© 2017 Wells Fargo Funds Management, LLC. All rights reserved.

304894 08-17 A252/AR252 06-17

Annual Report

June 30, 2017

Wells Fargo Municipal Bond Fund

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Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

*	A complete schedule of portfolio holdings as of the report date may be obtained, free of charge, by accessing the following website: https://www.wellsfargofunds.com/assets/edocs/regulatory/holdings/municipal-bond-ann.pdf or by calling Wells Fargo Funds at 1-800-222-8222. This complete schedule, filed on Form N-CSR, is also available on the SEC’s website at sec.gov.

The views expressed and any forward-looking statements are as of June 30, 2017, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

2	Wells Fargo Municipal Bond Fund	Letter to shareholders (unaudited)

Andrew Owen

President

Wells Fargo Funds

Many equity markets advanced during this reporting period, supported by modest economic growth despite political uncertainty.

Dear Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Municipal Bond Fund for the 12-month period that ended June 30, 2017. Many equity markets advanced during this reporting period, supported by modest economic growth despite political uncertainty. U.S. and international stocks returned 17.90% and 20.45% for the 12-month period, respectively, as measured by the S&P 500 Index1 and the MSCI ACWI ex USA Index (Net).2 Within fixed income, the Bloomberg Barclays U.S. Aggregate Bond Index3 returned -0.31% and the Bloomberg Barclays Municipal Bond Index4 returned -0.49% as interest rates rose from low levels.

Globally, stocks delivered positive results in the third quarter of 2016; bonds’ interest rates remained low.

Stocks’ upward trend continued into August 2016 and then lost some steam. Ever since the Great Recession, markets worldwide have been supported to varying degrees by accommodative policies from leading central banks, including the Federal Reserve (Fed), European Central Bank (ECB), Bank of England, and Bank of Japan. As a result, investors have watched closely for any signs that global central banks might tighten their measures. In the U.S., early-September comments by several Fed officials appeared to suggest a September interest-rate increase, which sent stock and bond prices down. However, stocks surged following the Fed’s September 20th meeting on news that the Fed had decided to delay a rate increase to later in 2016. In bond markets, interest rates rose during the quarter but remained at historically low levels as a result of easy monetary policies, subdued global growth, and modest inflation expectations. Yields did rise, however, after bottoming in early July, because market participants felt that yields had overshot the real risks of the U.K.’s vote to exit the European Union and as economic activity strengthened.

During the fourth quarter of 2016, prospects for faster growth and higher interest rates in the U.S. influenced markets.

Early in the fourth quarter of 2016, U.S. stocks tended to trade lower amid concerns such as a likely interest-rate increase and uncertainty over the approaching general election. However, following Donald Trump’s election as president in early November, U.S. stocks began to rally. Investors appeared optimistic that the new administration would usher in a series of progrowth policies, and supportive economic news helped the rally carry through the quarter. The buoyant environment sent interest rates higher as well. At its mid-December meeting, Fed officials raised their target interest rate for the first time in a year by a quarter percentage point to between 0.50% and 0.75%. The fourth quarter also saw the implementation of the Securities and Exchange Commission’s new rules for money market funds, which included floating net asset values (NAVs) for institutional prime and municipal money market funds as well as the possibility of liquidity fees and redemption gates. In the year leading up to money market fund reform implementation, nearly $1 trillion in assets moved from these types of money market funds into government money market funds, which continued to transact at a stable $1 NAV. Outside of the U.S., the prospects for faster U.S. growth appeared to trigger some acceleration in Europe.

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[2]	The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the United States and Canada. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[3]	The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar–denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[4]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

Letter to shareholders (unaudited)	Wells Fargo Municipal Bond Fund	3

Economies improved in the first quarter of 2017, supporting markets.

Stocks rallied globally through the first quarter of 2017, supported by signs of improvement in the U.S. and global economies. U.S. economic data released during the quarter reflected a healthy economy. Hiring remained strong, and business and consumer sentiment improved. In March, Fed officials raised their target interest rate by a quarter percentage point to between 0.75% and 1.00%. With the Fed’s target interest rate increase, short-term bond yields rose during the quarter. Meanwhile, longer-term Treasury yields were little changed, leading to positive performance. Investment-grade and high-yield bonds benefited from strong demand. Municipal bond returns were positive in the quarter, helped by strong demand and constrained new-issue supply. Outside of the U.S., stocks in emerging markets generally outperformed stocks in the U.S. and international developed markets because they benefited from both global economic growth and recent weakening in the U.S. dollar. European stocks also outperformed the U.S. market.

Steady advancement in many markets marked the second quarter of 2017.

With steady, modest economic growth both in the U.S. and abroad during the second quarter of 2017, most equity markets in the U.S. and abroad advanced with few signs of volatility. Within the economy, U.S. inflation trended lower despite the unemployment rate continuing to decline. Ten-year U.S. Treasury yields declined, resulting in stronger prices for long-term bonds. As was widely expected, Fed officials in June again raised their target interest rate by a quarter percentage point to between 1.00% and 1.25%. They also released a blueprint for reducing the Fed’s balance sheet, which had ballooned due to quantitative easing. Although economic momentum increased in Europe, the ECB held its rates steady at low levels because underlying inflation remained subdued. In emerging markets, many countries benefited from stronger currencies versus the U.S. dollar.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest in Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Andrew Owen

President

Wells Fargo Funds

Periods of uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future.

For further information about your Fund, contact your investment professional, visit our website at wellsfargofunds.com, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

4	Wells Fargo Municipal Bond Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks current income exempt from federal income tax.

Manager

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Lyle J. Fitterer, CFA®, CPA

Robert J. Miller

Average annual total returns (%) as of June 30, 20171

		Including sales charge			Excluding sales charge			Expense ratios[2] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[3]
Class A (WMFAX)	4-8-2005	(4.91)	2.94	4.58	(0.47)	3.88	5.06	0.79	0.75
Class C (WMFCX)	4-8-2005	(2.21)	3.11	4.27	(1.21)	3.11	4.27	1.54	1.50
Administrator Class (WMFDX)	4-8-2005	–	–	–	(0.32)	4.04	5.23	0.73	0.60
Institutional Class (WMBIX)	3-31-2008	–	–	–	(0.28)	4.16	5.34	0.46	0.46
Bloomberg Barclays Municipal Bond Index[4]	–	–	–	–	(0.49)	3.26	4.60	–	–

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargofunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 4.50%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Administrator Class and Institutional shares are sold without a front-end sales charge or contingent deferred sales charge.

Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. Changes in market conditions and government policies may lead to periods of heightened volatility in the bond market and reduced liquidity for certain bonds held by the Fund. In general, when interest rates rise, bond values fall and investors may lose principal value. Interest-rate changes and their impact on the Fund and its share price can be sudden and unpredictable. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to high-yield securities risk and municipal securities risk. Consult the Fund’s prospectus for additional information on these and other risks. A portion of the Fund’s income may be subject to federal, state, and/ or local income taxes or the Alternative Minimum Tax (AMT). Any capital gains distributions may be taxable.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Municipal Bond Fund	5

Growth of $10,000 investment as of June 30, 2017[5]

[1]	Historical performance shown for Institutional Class shares prior to their inception reflects the performance of the former Investor Class shares, and includes the higher expenses applicable to the former Investor Class shares. If these expenses had not been included, returns would be higher.

[2]	Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.

[3]	The manager has contractually committed through October 31, 2017, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waivers at 0.75% for Class A, 1.50% for Class C, 0.60% for Administrator Class, and 0.48% for Institutional Class. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses, and extraordinary expenses are excluded from the expense cap. Without this cap, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio or the Fund’s Total Annual Fund Operating Expenses After Fee Waivers, as stated in the prospectuses.

[4]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

[5]	The chart compares the performance of Class A shares for the most recent ten years with the Bloomberg Barclays Municipal Bond Index. The chart assumes a hypothetical $10,000 investment in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 4.50%.

[6]	Amounts are calculated based on the total investments of the Fund. These amounts are subject to change and may have changed since the date specified.

[7]	The credit quality distribution of portfolio holdings reflected in the chart is based on ratings from Standard & Poor’s, Moody’s Investors Service, and/or Fitch Ratings Ltd. Credit quality ratings apply to the underlying holdings of the Fund and not to the Fund itself. The percentages of the Fund’s portfolio with the ratings depicted in the chart are calculated based on the total market value of fixed income securities held by the Fund. If a security was rated by all three rating agencies, the middle rating was utilized. If rated by two of three rating agencies, the lower rating was utilized, and if rated by one of the rating agencies, that rating was utilized. Standard & Poor’s rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Ratings from A to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories. Standard & Poor’s rates the creditworthiness of short-term notes from SP-1 (highest) to SP-3 (lowest). Moody’s rates the creditworthiness of bonds, ranging from Aaa (highest) to C (lowest). Ratings Aa to B may be modified by the addition of a number 1 (highest) to 3 (lowest) to show relative standing within the ratings categories. Moody’s rates the creditworthiness of short-term U.S. tax-exempt municipal securities from MIG 1/VMIG 1 (highest) to SG (lowest). Fitch rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Credit quality distribution is subject to change and may have changed since the date specified.

6	Wells Fargo Municipal Bond Fund	Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

∎	The Fund (Class A, excluding sales charges) performed in line with the benchmark, the Bloomberg Barclays Municipal Bond Index, during the 12-month period that ended June 30, 2017.

∎	Duration positioning was a significant contributor to outperformance. A conservative stance worked well as rates moved higher during the first half of the period, and returning to a neutral duration position by late 2016 helped as rates decreased in the second half of the period.

∎	The Fund’s overweight to lower-quality credits was a positive contributor. Economic growth, while modest, generally helped municipal credit quality improve, causing BBB-rated and high-yield bonds to be some of the best performers.

∎	Issue selection within the local general obligation (GO), health care, and education sectors, along with budget-challenged states, such as Illinois and New Jersey, contributed to results, while exposure to FirstEnergy Solutions–backed industrial development revenue and pollution control revenue bonds, as well as Virgin Island holdings, detracted.

Effective maturity distribution as of June 30, 2017[6]

The Fed continued to normalize monetary policy.

During the first half of the reporting period, stronger economic data and greater inflation expectations caused interest rates to increase from August through October. Both Treasury and municipal bond yields further increased in late 2016 due to the prospect of fiscal stimulus and tax reform under the new U.S. administration as well as the U.S. Federal Reserve’s (Fed’s) 25-basis-point (bp; 100 bps equals 1.00%) rate hike. In the second half of the fiscal year, interest rates stabilized despite two additional Fed hikes. Meanwhile, flows into municipal mutual funds also stabilized.

In credit news, Puerto Rico remained a volatile and uncertain situation. Although Illinois has been without a budget, the state continued to service its debt and bond payments remained protected. However, payables have mounted and state-related entities continue to suffer due to a high likelihood of a noninvestment rating downgrade if a budget is not passed.

Health care sector performance was mixed. In November, the sector underperformed when the Republican-party sweep in the U.S. Congress increased the probability that the Affordable Care Act would be repealed. The sector later strengthened as the prospects for health care reform dimmed. Despite declining tobacco consumption, tobacco settlement bonds were among the strongest performers. State and local pension costs continued to grow. Lastly, BBB-rated and high-yield bonds outperformed higher-quality bond categories.

Credit quality as of June 30, 2017[7]

Duration and credit-quality allocation were the main drivers of return.

The Fund was initially positioned for higher rates and an improving economic backdrop. As rates moved higher from September to December 2016, we gradually increased the Fund’s interest-rate exposure and matched the benchmark’s duration by the end of 2016. While lower-quality bonds outperformed for the entire period, negative mutual fund flows in the fourth quarter caused spreads to widen slightly and we added BBB-and-below exposure. As interest rates fell, we decreased the Fund’s interest-rate exposure, ending the period with a somewhat defensive duration position.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Municipal Bond Fund	7

Individual security selection, sector allocation, and state allocation results were mixed. While we agree with the market’s assessment that the number of bankruptcies in the GO sector may increase, we believe the relative-value pendulum has swung too far in favor of revenue bonds. Our credit research team identified opportunities in many areas. While local GOs slightly underperformed the broad benchmark, the Fund’s holdings outperformed the broad index. The Fund’s exposure within the health care sector was approximately equivalent to the index, but security selection and curve positioning led to substantial outperformance. Finally, the Fund was overweight Illinois and New Jersey holdings, both of which underperformed the benchmark, but individual security selection within these states contributed to relative performance.

On the flip side, even though corporate-backed municipals performed well, our exposure to certain Ohio State Air Quality Development Authority, Ohio State Water Development Authority, and Beaver County Pennsylvania bonds backed by FirstEnergy Solutions Corporation (an unregulated energy-generation subsidiary of FirstEnergy Corporation, which itself is not a Fund holding) detracted. FirstEnergy intends to exit the unregulated energy business, and questions regarding the overall value of its assets led to a price decline. We continue to hold these bonds with the belief that recovery values may eventually exceed current valuations. The Fund’s exposure to Virgin Island bonds underperformed the benchmark due to concerns around the impact of the Puerto Rico Oversight, Management, and Economic Stability Act and its effect on other territories.

Modest growth may support credit fundamentals, but issue selection remains key.

We believe the U.S. economy will continue to grow at a modest pace, which may lead to higher revenues for many municipalities and improved credit fundamentals. We think the Fed will raise rates once or twice in the second half of 2017. While industry credit fundamentals may continue to improve, credit selection will be very important. Some municipalities may do well and others may continue to struggle. The Fund remains overweight lower-quality bonds, though we believe investors are currently not being sufficiently compensated for making new investments in certain parts of this asset class. Finally, we encourage investors to look beyond any near-term volatility caused by renewed tax reform discussions. In our view, the long-term drivers of valuations will be supply and demand trends, absolute yield levels, the shape of the yield curve, and credit fundamentals.

Please see footnotes on page 5.

8	Wells Fargo Municipal Bond Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from January 1, 2017 to June 30, 2017.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 1-1-2017	Ending account value 6-30-2017	Expenses paid during the period¹	Annualized net expense ratio
Class A
Actual	$1,000.00	$1,034.19	$3.78	0.75%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.08	$3.76	0.75%
Class C
Actual	$1,000.00	$1,029.36	$7.55	1.50%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.36	$7.50	1.50%
Administrator Class
Actual	$1,000.00	$1,033.93	$3.03	0.60%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.82	$3.01	0.60%
Institutional Class
Actual	$1,000.00	$1,034.64	$2.34	0.46%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.49	$2.33	0.46%

[1]	Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Summary portfolio of investments—June 30, 2017	Wells Fargo Municipal Bond Fund	9

The Summary portfolio of investments shows the 50 largest portfolio holdings in unaffiliated issuers and any holdings exceeding 1% of the total net assets as of the report date. The remaining securities held are grouped as “Other securities” in each category.

Security name	Interest rate	Maturity date	Principal	Value	Percent of net assets

Municipal Obligations: 97.69%

Alabama: 1.96%
Alabama Federal Aid Highway Finance Authority Series A (Tax Revenue)	5.00%	9-1-2035	$19,000,000	$22,342,290	0.84%
Other securities				29,615,545	1.12

				51,957,835	1.96

Arizona: 1.58%
Arizona Health Facilities Authority Catholic Healthcare West Series B (Health Revenue, JPMorgan Chase & Company LOC) ø	0.91	7-1-2035	12,990,000	12,990,000	0.49
Other securities				28,808,594	1.09

				41,798,594	1.58

California: 10.46%
Bay Area CA Toll Authority Toll Bridge Series A (Transportation Revenue) ±	2.16	4-1-2036	18,000,000	18,242,820	0.69
California CDA Kaiser Permanente Series B (Health Revenue) ø	0.88	11-1-2030	20,000,000	20,000,000	0.75
California HFFA Kaiser Permanente Series C (Health Revenue) ø	0.90	6-1-2041	20,000,000	20,000,000	0.75
California PFOTER Series DCL-009 (GO Revenue, Dexia Credit Local LOC, AGM Insured) 144Aø	1.04	8-1-2027	16,670,000	16,670,000	0.63
California Series B-5 (Miscellaneous Revenue, MUFG Union Bank NA LOC) ø	0.70	5-1-2040	14,890,000	14,890,000	0.56
M-S-R California Energy Authority Gas Series B (Utilities Revenue)	6.13	11-1-2029	15,925,000	19,991,767	0.75
Other securities				167,533,341	6.33

				277,327,928	10.46

Colorado: 2.93%
Colorado ECFA (Various Revenue)	5.50-8.13	10-1-2017 to 9-1-2048	27,340,000	29,444,247	1.11
Colorado Health Facilities Authority Catholic Health Initiative Series 2009A (Health Revenue)	5.00	7-1-2039	14,100,000	14,442,489	0.54
Colorado Springs CO Series C (Utilities Revenue, JPMorgan Chase & Company SPA) ø	0.93	11-1-2040	17,460,000	17,460,000	0.66
Other securities				16,338,618	0.62

				77,685,354	2.93

Connecticut: 0.28%
Other securities				7,438,365	0.28

Delaware: 0.38%
Other securities				10,020,875	0.38

District of Columbia: 0.41%
Other securities				10,920,739	0.41

The accompanying notes are an integral part of these financial statements.

10	Wells Fargo Municipal Bond Fund	Summary portfolio of investments—June 30, 2017

Security name	Interest rate	Maturity date	Principal	Value	Percent of net assets

Florida: 3.35%
Florida Development Finance Corporation Educational Facilities Renaissance Charter School Project Series A (Education Revenue)	8.50%	6-15-2044	$13,290,000	$15,364,835	0.58%
Miami-Dade County FL School District (GO Revenue)	5.00	3-15-2046	15,000,000	17,098,350	0.64
Other securities				56,515,267	2.13

				88,978,452	3.35

Georgia: 0.55%
Other securities				14,470,107	0.55

Guam: 0.15%
Other securities				4,059,382	0.15

Hawaii: 0.12%
Other securities				3,128,438	0.12

Idaho: 0.67%
Other securities				17,686,996	0.67

Illinois: 19.04%
Chicago IL (Various Revenue) µ	0.00-5.50	1-1-2024 to 1-1-2038	73,080,000	67,559,050	2.56
Chicago IL Board of Education (Various Revenue) µ	0.00-5.25	12-1-2020 to 12-1-2031	57,930,000	37,419,180	1.39
Chicago IL Board of Education CAB School Reform Series B-1 (GO Revenue, National Insured) ¤	0.00	12-1-2028	24,270,000	14,105,239	0.53
Chicago IL Series A (GO Revenue)	5.50	1-1-2033	12,730,000	12,753,169	0.48
Cook County IL (GO Revenue) µ	5.00-5.25	11-15-2022 to 11-15-2027	9,705,000	10,760,786	0.40
Cook County IL Series G (GO Revenue)	5.00	11-15-2028	27,000,000	28,356,750	1.07
Illinois (Various Revenue) µ	5.00-6.00	4-1-2021 to 7-1-2038	53,745,000	56,865,974	2.16
Illinois Finance Authority (Various Revenue)	5.00-7.13	9-1-2018 to 10-1-2041	37,975,000	41,487,728	1.57
Illinois Sports Facilities Authority (Various Revenue) µ	0.00-5.25	6-15-2021 to 6-15-2032	38,065,000	38,299,305	1.45
Illinois Sports Facilities Authority State Tax Supported CAB (Tax Revenue, Ambac Insured) ¤	0.00	6-15-2024	17,510,000	13,152,111	0.50
Kane-Cook-DuPage Counties IL School District #46 CAB Series B (GO Revenue, Ambac Insured) ¤	0.00	1-1-2023	15,025,000	13,162,201	0.50
Metropolitan Pier & Exposition Authority IIlinois CAB McCormick Place Expansion Project Series A (Various Revenue) ¤µ	0.00	12-15-2026 to 12-15-2035	54,200,000	28,057,660	1.05
Metropolitan Pier & Exposition Authority IIlinois CAB McCormick Place Expansion Project Series A (Tax Revenue, National Insured) ¤	0.00	12-15-2029	23,800,000	13,742,834	0.52
University of Illinois Auxiliary Facilities Systems Series A (Education Revenue)	5.75	4-1-2038	14,000,000	15,129,380	0.57
Other securities				114,104,498	4.29

				504,955,865	19.04

Indiana: 0.94%
Other securities				24,943,458	0.94

Iowa: 0.45%
Other securities				11,880,425	0.45

The accompanying notes are an integral part of these financial statements.

Summary portfolio of investments—June 30, 2017	Wells Fargo Municipal Bond Fund	11

Security name	Interest rate	Maturity date	Principal	Value	Percent of net assets

Kansas: 1.24%
Wyandotte County & Kansas City KS Special Obligation Vacation Village Project Area 4 – Major Multi-Sport Athletic Complex Project CAB Series 2015 (Tax Revenue) 144A¤	0.00%	9-1-2034	$97,000,000	$32,996,490	1.24%
Other securities				35,231	0.00

				33,031,721	1.24

Kentucky: 1.52%
Kentucky EDFA (Various Revenue) µ	0.00-5.00	10-1-2024 to 7-1-2040	15,005,000	11,870,681	0.46
Kentucky EDFA Catholic Health Initiatives Series B (Health Revenue) ±	2.31	2-1-2046	22,715,000	22,408,575	0.84
Other securities				5,927,163	0.22

				40,206,419	1.52

Louisiana: 1.52%
Louisiana Public Facilities Authority Loyola University Project CCAB (Education Revenue) ±	0.00	10-1-2046	14,000,000	11,355,260	0.43
Other securities				28,858,246	1.09

				40,213,506	1.52

Maine: 0.07%
Other securities				1,843,965	0.07

Maryland: 0.88%
Other securities				23,244,775	0.88

Massachusetts: 1.17%
Other securities				30,993,245	1.17

Michigan: 7.23%
Great Lakes Michigan Water Authority Water Supply System Series 2016D (Water & Sewer Revenue)	4.00	7-1-2032	11,000,000	11,438,790	0.43
Great Lakes Michigan Water Authority Water Supply System Series 2016D (Water & Sewer Revenue, AGM Insured)	4.00	7-1-2033	11,000,000	11,387,200	0.43
Michigan Finance Authority (Various Revenue) µ	4.50-8.25	10-1-2020 to 10-1-2040	58,580,000	65,175,411	2.45
Michigan Finance Authority Refunding Bond Local Government Loan Program Public Lighting Authority Series B (Tax Revenue)	5.00	7-1-2044	12,625,000	13,669,845	0.52
Michigan Strategic Fund Limited Obligation Events Center Project Series A (Tax Revenue) ±	4.13	7-1-2045	15,500,000	15,769,080	0.59
Other securities				74,286,040	2.81

				191,726,366	7.23

Mississippi: 0.34%
Other securities				9,137,596	0.34

Missouri: 0.56%
Other securities				14,792,483	0.56

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Municipal Bond Fund	Summary portfolio of investments—June 30, 2017

Security name	Interest rate	Maturity date	Principal	Value	Percent of net assets

Nebraska: 0.04%
Other securities				$1,135,056	0.04%

Nevada: 0.04%
Other securities				1,161,589	0.04

New Jersey: 5.70%
New Jersey EDA (Miscellaneous Revenue)	2.16-5.00%	9-1-2025 to 3-1-2028	$9,015,000	8,900,974	0.34
New Jersey EDA School Facilities Construction Project Series I (Miscellaneous Revenue) ±	2.46	9-1-2027	22,245,000	20,930,765	0.79
New Jersey EDA School Facilities Construction Refunding Bond Series NN (Miscellaneous Revenue)	5.00	3-1-2026	15,000,000	15,765,300	0.59
New Jersey TTFA (Various Revenue) µ	0.00-6.00	6-15-2023 to 6-15-2044	60,065,000	54,025,464	2.04
New Jersey TTFA Series A (Miscellaneous Revenue, National Insured)	5.75	6-15-2025	10,000,000	11,946,800	0.45
Other securities				39,592,810	1.49

				151,162,113	5.70

New Mexico: 0.40%
Other securities				10,603,097	0.40

New York: 9.36%
Metropolitan Transportation Authority New York Series A (Transportation Revenue)	5.00	11-15-2030	11,000,000	12,719,190	0.48
New York Housing Finance Agency 505 W 37th Street Series B (Housing Revenue, Landesbank Hessen-Thüringen LOC) ø	0.97	5-1-2042	14,900,000	14,900,000	0.56
New York NY Municipal Water Finance Authority (Water & Sewer Revenue) µ	0.94-5.75	6-15-2026 to 6-15-2045	23,010,000	25,005,076	0.94
New York NY Municipal Water Finance Authority Water & Sewer System Unrefunded Balance (Water & Sewer Revenue)	5.00	6-15-2038	15,195,000	15,214,602	0.57
New York NY Municipal Water Finance Authority 2nd General Resolution Series AA (Water & Sewer Revenue)	5.00	6-15-2044	17,400,000	19,278,330	0.73
New York NY Municipal Water Finance Authority 2nd General Resolution Series BB (Water & Sewer Revenue)	5.00	6-15-2044	30,265,000	33,863,811	1.28
New York NY Municipal Water Finance Authority 2nd General Resolution Series DD (Water & Sewer Revenue)	6.00	6-15-2040	11,625,000	12,174,398	0.46
New York NY Subordinate Series G-6 (GO Revenue, Mizuho Corporate Bank LOC) ø	0.97	4-1-2042	12,425,000	12,425,000	0.47
New York NY Transitional Finance Authority (Various Revenue) µ	1.02-5.75	11-1-2022 to 1-15-2039	15,345,000	16,373,763	0.62
New York NY Transitional Finance Authority Future Tax Secured Subordinate Bonds Series A (Tax Revenue)	5.00	8-1-2031	17,075,000	20,048,953	0.76
Other securities				66,150,720	2.49

				248,153,843	9.36

The accompanying notes are an integral part of these financial statements.

Summary portfolio of investments—June 30, 2017	Wells Fargo Municipal Bond Fund	13

Security name	Interest rate	Maturity date	Principal	Value	Percent of net assets

North Carolina: 1.10%
North Carolina Medical Care Commission Healthcare Facilities Series A (Health Revenue, JPMorgan Chase & Company SPA) ø	0.94%	11-1-2034	$11,225,000	$11,225,000	0.42%
Other securities				17,968,170	0.68

				29,193,170	1.10

Ohio: 2.59%
Ohio Private Activity Bond AMT Portsmouth Bypass Project (Miscellaneous Revenue, AGM Insured)	5.00	12-31-2035	12,000,000	13,361,640	0.50
Other securities				55,401,280	2.09

				68,762,920	2.59

Oklahoma: 0.40%
Other securities				10,719,532	0.40

Oregon: 0.19%
Other securities				4,969,665	0.19

Pennsylvania: 8.16%
Berks County PA Municipal Authority Reading Hospital & Medical Center Project Series B (Health Revenue)	2.41	11-1-2039	20,000,000	20,143,200	0.76
Delaware Valley PA Regional Finance Authority (Miscellaneous Revenue) µ	5.75-7.75	7-1-2027 to 7-1-2032	9,025,000	11,966,810	0.45
Delaware Valley PA Regional Finance Authority Local Government Series A (Miscellaneous Revenue, Ambac Insured)	5.50	8-1-2028	16,420,000	20,049,641	0.76
Montgomery County PA IDA Exelon Generation Company LLC Project Series A (Industrial Development Revenue) ±	2.55	12-1-2029	15,530,000	15,454,214	0.58
Pennsylvania EDFA Bridges Finco LP (Industrial Development Revenue)	5.00	12-31-2034	14,275,000	16,033,109	0.60
Pennsylvania Turnpike Commission Motor License Series B-1 (Transportation Revenue)	5.00	12-1-2040	12,410,000	13,522,308	0.51
State Public School Building Authority Pennsylvania (Miscellaneous Revenue)	5.00	4-1-2022 to 6-1-2034	10,760,000	11,860,647	0.45
State Public School Building Authority Pennsylvania Philadelphia School District Project Series A (Miscellaneous Revenue)	5.00	6-1-2035	16,715,000	18,097,498	0.68
State Public School Building Authority Pennsylvania Series DCL-016 (Miscellaneous Revenue, Dexia Credit Local LOC, AGM Insured) 144Aø	1.31	6-1-2023	15,660,000	15,660,000	0.59
Other securities				73,551,142	2.78

				216,338,569	8.16

Puerto Rico: 0.14%
Other securities				3,786,611	0.14

South Carolina: 0.47%
Other securities				12,364,989	0.47

South Dakota: 0.27%
Other securities				7,295,213	0.27

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Municipal Bond Fund	Summary portfolio of investments—June 30, 2017

Security name	Interest rate	Maturity date	Principal	Value	Percent of net assets

Tennessee: 0.42%
Other securities				$11,040,396	0.42%

Texas: 5.43%
Port of Houston TX Authority Series D-1 (GO Revenue)	5.00%	10-1-2035	$10,000,000	11,136,400	0.42
Texas Private Activity Bond Surface Transportation Corporation Project NTE Mobility Partners Segments LLC (Transportation Revenue)	7.00	12-31-2038	12,500,000	14,317,500	0.54
Other securities				118,469,176	4.47

				143,923,076	5.43

Utah: 0.56%
Other securities				14,965,516	0.56

Vermont: 1.43%
Vermont Student Assistance Corporation Series B Class A-2 (Education Revenue) ±	4.22	12-3-2035	16,800,000	17,628,576	0.66
Vermont Student Assistance Corporation Series B Class B (Education Revenue) ±	2.05	6-2-2042	20,315,375	20,315,375	0.77

				37,943,951	1.43

Virgin Islands: 0.99%
Other securities				26,289,742	0.99

Virginia: 0.23%
Other securities				5,986,154	0.23

Washington: 1.29%
Other securities				34,245,694	1.29

West Virginia: 0.09%
Other securities				2,449,429	0.09

Wisconsin: 0.50%
Other securities				13,369,641	0.50

Wyoming: 0.09%
Other securities				2,322,654	0.09

Total Municipal Obligations (Cost $2,491,812,642)				2,590,625,509	97.69

	Yield		Shares
Short-Term Investments: 0.81%

Investment Companies: 0.81%
Wells Fargo Municipal Cash Management Fund Institutional Class (l)(u)	0.81		21,484,440	21,497,330	0.81

Total Short-Term Investments (Cost $21,497,330)				21,497,330	0.81

Total investments in securities (Cost $2,513,309,972) *				2,612,122,839	98.50%
Other assets and liabilities, net				39,713,954	1.50

Total net assets				$2,651,836,793	100.00%

The accompanying notes are an integral part of these financial statements.

Summary portfolio of investments—June 30, 2017	Wells Fargo Municipal Bond Fund	15

ø	Variable rate demand notes are subject to a demand feature which reduces the effective maturity. The maturity date shown represents the final maturity date of the security. The interest rate is determined and reset by the issuer daily, weekly, or monthly depending upon the terms of the security. The rate shown is the rate in effect at period end.

±	Variable rate investment. The rate shown is the rate in effect at period end.

144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.

¤	The security is issued in zero coupon form with no periodic interest payments.

µ	All or some of these obligations have credit enhancements or liquidity features that may, under certain circumstances, provide for repayment of principal and interest.

(l)	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.

(u)	The rate represents the 7-day annualized yield at period end.

##	All or a portion of this security is segregated for when-issued securities.

*	Cost for federal income tax purposes is $2,514,080,362 and unrealized gains (losses) consists of:

Gross unrealized gains	$127,873,827
Gross unrealized losses	(29,831,350)

Net unrealized gains	$98,042,477

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Municipal Bond Fund	Statement of assets and liabilities—June 30, 2017

Assets
Investments
In unaffiliated securities, at value (cost $2,491,812,642)	$2,590,625,509
In affiliated securities, at value (cost $21,497,330)	21,497,330

Total investments, at value (cost $2,513,309,972)	2,612,122,839
Cash	929,375
Receivable for investments sold	24,000,102
Receivable for Fund shares sold	3,084,947
Receivable for interest	25,860,037
Prepaid expenses and other assets	283,325

Total assets	2,666,280,625

Liabilities
Distributions payable	1,148,619
Payable for investments purchased	4,509,405
Payable for Fund shares redeemed	7,201,763
Management fee payable	777,285
Distribution fees payable	98,962
Administration fees payable	285,712
Accrued expenses and other liabilities	422,086

Total liabilities	14,443,832

Total net assets	$2,651,836,793

NET ASSETS CONSIST OF
Paid-in capital	$2,560,590,562
Overdistributed net investment income	(252,678)
Accumulated net realized losses on investments	(7,313,958)
Net unrealized gains on investments	98,812,867

Total net assets	$2,651,836,793

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE
Net assets – Class A	$1,244,267,082
Shares outstanding – Class A1	121,444,233
Net asset value per share – Class A	$10.25
Maximum offering price per share – Class A2	$10.73
Net assets – Class C	$148,943,874
Shares outstanding – Class C1	14,540,966
Net asset value per share – Class C	$10.24
Net assets – Administrator Class	$108,715,318
Shares outstanding – Administrator Class[1]	10,608,461
Net asset value per share – Administrator Class	$10.25
Net assets – Institutional Class	$1,149,910,519
Shares outstanding – Institutional Class[1]	112,243,239
Net asset value per share – Institutional Class	$10.24

[1]	The Fund has an unlimited number of authorized shares.

[2]	Maximum offering price is computed as 100/95.50 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Statement of operations—year ended June 30, 2017	Wells Fargo Municipal Bond Fund	17

Investment income
Interest	$106,936,285
Income from affiliated securities	69,666

Total investment income	107,005,951

Expenses
Management fee	10,026,252
Administration fees
Class A	2,212,168
Class B	271 [1]
Class C	271,493
Administrator Class	180,308
Institutional Class	819,319
Shareholder servicing fees
Class A	3,456,513
Class B	423 [1]
Class C	424,208
Administrator Class	449,768
Distribution fees
Class B	1,270 [1]
Class C	1,272,623
Custody and accounting fees	99,706
Professional fees	82,338
Registration fees	152,329
Shareholder report expenses	128,882
Trustees’ fees and expenses	21,194
Interest and fee expense	3,227
Other fees and expenses	37,154

Total expenses	19,639,446
Less: Fee waivers and/or expense reimbursements	(896,344)

Net expenses	18,743,102

Net investment income	88,262,849

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS

Net realized gains (losses) on:
Unaffiliated securities	3,541,785
Affiliated securities	(2,429)
Futures transactions	421,719

Net realized gains on investments	3,961,075

Net change in unrealized gains (losses) on:
Unaffiliated securities	(114,416,216)
Futures transactions	1,814,832

Net change in unrealized gains (losses) on investments	(112,601,384)

Net realized and unrealized gains (losses) on investments	(108,640,309)

Net decrease in net assets resulting from operations	$(20,377,460)

[1]	For the period from July 1, 2016 to December 5, 2016. Effective at the close of business on December 5, 2016, Class B shares were converted to Class A shares and are no longer offered by the Fund.

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Municipal Bond Fund	Statement of changes in net assets

	Year ended June 30, 2017		Year ended June 30, 2016

Operations
Net investment income		$88,262,849		$91,385,117
Net realized gains on investments		3,961,075		25,786,034
Net change in unrealized gains (losses) on investments		(112,601,384)		117,272,072

Net increase (decrease) in net assets resulting from operations		(20,377,460)		234,443,223

Distributions to shareholders from
Net investment income
Class A		(43,248,647)		(49,506,305)
Class B		(3,436)[1]		(24,157)
Class C		(4,034,053)		(3,837,158)
Administrator Class		(5,728,138)		(8,790,709)
Institutional Class		(35,247,474)		(24,426,383)
Investor Class		N/A		(4,799,469)[2]
Net realized gains
Class A		(9,299,842)		(9,166,267)
Class B		0 [1]		(5,119)
Class C		(1,129,371)		(776,529)
Administrator Class		(962,759)		(1,141,943)
Institutional Class		(6,674,052)		(3,376,986)

Total distributions to shareholders		(106,327,772)		(105,851,025)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	10,866,465	111,869,640	64,653,820	669,764,488
Class B	0 [1]	0 [1]	27	279
Class C	1,653,065	17,117,595	3,347,238	35,008,106
Administrator Class	3,235,894	33,803,444	10,079,801	104,821,922
Institutional Class	68,962,982	706,157,623	55,658,632	579,421,682
Investor Class	N/A	N/A	1,789,189 [2]	18,389,280 [2]

		868,948,302		1,407,405,757

Reinvestment of distributions
Class A	4,549,098	46,674,757	5,096,119	53,145,243
Class B	313 [1]	3,298 [1]	2,442	25,421
Class C	428,572	4,390,538	375,341	3,915,284
Administrator Class	621,625	6,416,038	922,285	9,615,221
Institutional Class	3,251,165	33,336,568	1,934,077	20,220,148
Investor Class	N/A	N/A	339,015 [2]	3,486,525 [2]

		90,821,199		90,407,842

Payment for shares redeemed
Class A	(36,991,871)	(378,880,736)	(83,965,428)	(877,180,351)
Class B	(43,090)[1]	(440,256)[1]	(122,606)	(1,277,115)
Class C	(4,936,233)	(50,649,505)	(2,393,610)	(24,976,011)
Administrator Class	(18,507,320)	(190,368,235)	(23,257,159)	(239,883,451)
Institutional Class	(49,843,393)	(508,859,565)	(18,804,492)	(196,444,238)
Investor Class	N/A	N/A	(50,409,942)[2]	(520,861,783)[2]

		(1,129,198,297)		(1,860,622,949)

Net decrease in net assets resulting from capital share transactions		(169,428,796)		(362,809,350)

Total decrease in net assets		(296,134,028)		(234,217,152)

Net assets
Beginning of period		2,947,970,821		3,182,187,973

End of period		$2,651,836,793		$2,947,970,821

Overdistributed net investment income		$(252,678)		$(270,939)

[1]	For the period from July 1, 2016 to December 5, 2016. Effective at the close of business on December 5, 2016, Class B shares were converted to Class A shares and are no longer offered by the Fund.

[2]	For the period from July 1, 2015 to October 23, 2015. Effective at the close of business on October 23, 2015, Investor Class shares were converted to Class A shares and are no longer offered by the Fund.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Municipal Bond Fund	19

(For a share outstanding throughout each period)

	Year ended June 30
CLASS A	2017	2016	2015	2014	2013
Net asset value, beginning of period	$10.70	$10.25	$10.33	$10.00	$10.24
Net investment income	0.33	0.31	0.28	0.33	0.27
Net realized and unrealized gains (losses) on investments	(0.38)	0.50	0.01	0.40	(0.08)

Total from investment operations	(0.05)	0.81	0.29	0.73	0.19
Distributions to shareholders from
Net investment income	(0.33)	(0.31)	(0.28)	(0.33)	(0.27)
Net realized gains	(0.07)	(0.05)	(0.09)	(0.07)	(0.16)

Total distributions to shareholders	(0.40)	(0.36)	(0.37)	(0.40)	(0.43)
Net asset value, end of period	$10.25	$10.70	$10.25	$10.33	$10.00
Total return[1]	(0.47)%	8.04%	2.81%	7.60%	1.70%
Ratios to average net assets (annualized)
Gross expenses[2]	0.79%	0.79%	0.80%	0.80%	0.80%
Net expenses[2]	0.75%	0.75%	0.75%	0.76%	0.75%
Net investment income[2]	3.13%	2.99%	2.71%	3.36%	2.56%
Supplemental data
Portfolio turnover rate	24%	16%	27%	37%	54%
Net assets, end of period (000s omitted)	$1,244,267	$1,529,884	$1,612,212	$1,661,362	$1,807,790

[1]	Total return calculations do not include any sales charges.

[2]	Ratios include interest and fee expense relating to inverse floating-rate obligations as follows:

Year ended June 30, 2017	0.00%
Year ended June 30, 2016	0.00%
Year ended June 30, 2015	0.00%
Year ended June 30, 2014	0.01%
Year ended June 30, 2013	0.00%

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Municipal Bond Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended June 30
CLASS C	2017	2016	2015	2014	2013
Net asset value, beginning of period	$10.69	$10.25	$10.33	$10.00	$10.23
Net investment income	0.25	0.23	0.20	0.26	0.19
Net realized and unrealized gains (losses) on investments	(0.38)	0.49	0.01	0.40	(0.07)

Total from investment operations	(0.13)	0.72	0.21	0.66	0.12
Distributions to shareholders from
Net investment income	(0.25)	(0.23)	(0.20)	(0.26)	(0.19)
Net realized gains	(0.07)	(0.05)	(0.09)	(0.07)	(0.16)

Total distributions to shareholders	(0.32)	(0.28)	(0.29)	(0.33)	(0.35)
Net asset value, end of period	$10.24	$10.69	$10.25	$10.33	$10.00
Total return[1]	(1.21)%	7.14%	2.05%	6.80%	1.04%
Ratios to average net assets (annualized)
Gross expenses[2]	1.54%	1.54%	1.55%	1.55%	1.55%
Net expenses[2]	1.50%	1.50%	1.50%	1.51%	1.50%
Net investment income[2]	2.38%	2.24%	1.97%	2.60%	1.82%
Supplemental data
Portfolio turnover rate	24%	16%	27%	37%	54%
Net assets, end of period (000s omitted)	$148,944	$186,036	$164,703	$154,863	$168,658

[1]	Total return calculations do not include any sales charges.

[2]	Ratios include interest and fee expense relating to inverse floating-rate obligations as follows:

Year ended June 30, 2017	0.00%
Year ended June 30, 2016	0.00%
Year ended June 30, 2015	0.00%
Year ended June 30, 2014	0.01%
Year ended June 30, 2013	0.00%

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Municipal Bond Fund	21

(For a share outstanding throughout each period)

	Year ended June 30
ADMINISTRATOR CLASS	2017	2016	2015	2014	2013
Net asset value, beginning of period	$10.70	$10.26	$10.34	$10.01	$10.24
Net investment income	0.34	0.33	0.30	0.35	0.28
Net realized and unrealized gains (losses) on investments	(0.38)	0.49	0.01	0.40	(0.07)

Total from investment operations	(0.04)	0.82	0.31	0.75	0.21
Distributions to shareholders from
Net investment income	(0.34)	(0.33)	(0.30)	(0.35)	(0.28)
Net realized gains	(0.07)	(0.05)	(0.09)	(0.07)	(0.16)

Total distributions to shareholders	(0.41)	(0.38)	(0.39)	(0.42)	(0.44)
Net asset value, end of period	$10.25	$10.70	$10.26	$10.34	$10.01
Total return	(0.32)%	8.10%	2.97%	7.75%	1.96%
Ratios to average net assets (annualized)
Gross expenses[1]	0.73%	0.73%	0.73%	0.74%	0.74%
Net expenses[1]	0.60%	0.60%	0.60%	0.61%	0.60%
Net investment income[1]	3.18%	3.15%	2.86%	3.49%	2.72%
Supplemental data
Portfolio turnover rate	24%	16%	27%	37%	54%
Net assets, end of period (000s omitted)	$108,715	$270,304	$384,884	$362,896	$451,005

[1]	Ratios include interest and fee expense relating to inverse floating-rate obligations as follows:

Year ended June 30, 2017	0.00%
Year ended June 30, 2016	0.00%
Year ended June 30, 2015	0.00%
Year ended June 30, 2014	0.01%
Year ended June 30, 2013	0.00%

The accompanying notes are an integral part of these financial statements.

22	Wells Fargo Municipal Bond Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended June 30
INSTITUTIONAL CLASS	2017	2016	2015	2014	2013
Net asset value, beginning of period	$10.70	$10.25	$10.33	$10.00	$10.24
Net investment income	0.36	0.34	0.31	0.36	0.30
Net realized and unrealized gains (losses) on investments	(0.39)	0.50	0.01	0.40	(0.08)

Total from investment operations	(0.03)	0.84	0.32	0.76	0.22
Distributions to shareholders from
Net investment income	(0.36)	(0.34)	(0.31)	(0.36)	(0.30)
Net realized gains	(0.07)	(0.05)	(0.09)	(0.07)	(0.16)

Total distributions to shareholders	(0.43)	(0.39)	(0.40)	(0.43)	(0.46)
Net asset value, end of period	$10.24	$10.70	$10.25	$10.33	$10.00
Total return	(0.28)%	8.35%	3.11%	7.90%	2.00%
Ratios to average net assets (annualized)
Gross expenses[1]	0.46%	0.46%	0.47%	0.47%	0.47%
Net expenses[1]	0.46%	0.46%	0.47%	0.47%	0.47%
Net investment income[1]	3.44%	3.27%	3.02%	3.58%	2.85%
Supplemental data
Portfolio turnover rate	24%	16%	27%	37%	54%
Net assets, end of period (000s omitted)	$1,149,911	$961,289	$523,736	$255,112	$143,062

[1]	Ratios include interest and fee expense relating to inverse floating-rate obligations as follows:

Year ended June 30, 2017	0.00%
Year ended June 30, 2016	0.00%
Year ended June 30, 2015	0.00%
Year ended June 30, 2014	0.01%
Year ended June 30, 2013	0.00%

The accompanying notes are an integral part of these financial statements.

Notes to financial statements	Wells Fargo Municipal Bond Fund	23

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Municipal Bond Fund (the “Fund”) which is a diversified series of the Trust.

Effective at the close of business on October 23, 2015, Investor Class shares were converted to Class A shares and are no longer offered by the Fund. Information for Investor Class shares reflected in the financial statements represents activity through October 23, 2015.

Effective at the close of business on December 5, 2016, Class B shares were converted to Class A shares and are no longer offered by the Fund. Information for Class B shares reflected in the financial statements represents activity through December 5, 2016.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.

Debt securities are valued at the evaluated bid price provided by an independent pricing service or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.

Equity securities and futures that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the principal exchange or market that day, the prior day’s price will be deemed “stale” and a fair value price will be determined in accordance with the Fund’s Valuation Procedures.

Investments in registered open-end investment companies are valued at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Fund. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Management Valuation Team of Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Management Valuation Team which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market values, to assess the continued appropriateness of the fair valuation methodologies used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the inputs considered in the valuation process until there is a readily available price provided on an exchange or by an independent pricing service. Valuations received from an independent pricing service or independent broker-dealer quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the manager and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

When-issued transactions

The Fund may purchase securities on a forward commitment or when-issued basis. The Fund records a when-issued transaction on the trade date and will segregate assets in an amount at least equal in value to the Fund’s commitment to

24	Wells Fargo Municipal Bond Fund	Notes to financial statements

purchase when-issued securities. Securities purchased on a when-issued basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

Futures contracts

The Fund is subject to interest rate risk in the normal course of pursuing its investment objectives. The Fund may buy and sell futures contracts in order to gain exposure to, or protect against, changes in interest rates. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the Fund and the prices of futures contracts, and the possibility of an illiquid market.

The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset or liability and in the Statement of Operations as unrealized gains or losses until the contracts are closed, at which point they are recorded as net realized gains or losses on futures contracts. With futures contracts, there is minimal counterparty risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

Inverse floating-rate obligations

The Fund may participate in inverse floating-rate obligation (“Inverse Floater”) structures whereby a fixed-rate bond (“Fixed-Rate Bond”) purchased by the Fund is transferred to a tender option bond trust (“TOB Trust”). The TOB Trust issues floating-rate notes (“Floating-Rate Notes”) to third-parties, which are collateralized by the Fixed-Rate Bond, and the Fund buys a residual interest in the TOB Trust’s assets and cash flows. The Inverse Floater held by the Fund gives the Fund the right (1) to cause the holders of the Floating-Rate Notes to tender their notes at par, and (2) to have the Fixed-Rate Bond held by the TOB Trust transferred back to the Fund, thereby collapsing the TOB Trust. The Fund accounts for the transaction described above as a secured borrowing by including the Fixed-Rate Bond in its Portfolio of Investments, and by recording the Floating-Rate Notes as a liability in the Statement of Assets and Liabilities. The Fund also records the interest paid on Floating-Rate Notes as interest expense. The Floating-Rate Notes have interest rates that generally reset weekly and their holders have the option to tender their notes for redemption at par at each reset date. Inverse Floaters held by the Fund are securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily based on the effective interest method. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has been determined to be doubtful based on consistently applied procedures and the fair value has decreased. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

Distributions to shareholders

Distributions to shareholders from net investment income are accrued daily and paid monthly. Distributions from net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior the Fund’s fiscal year end may be categorized as a tax return of capital.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable and tax-exempt income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally

Notes to financial statements	Wells Fargo Municipal Bond Fund	25

accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. At June 30, 2017, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Overdistributed net investment income	Accumulated net realized losses on investments
$17,160	$(17,160)

As of June 30, 2017, the Fund had capital loss carryforwards available to offset future net realized capital gains in the amount of $6,054,673 with $5,924,646 expiring in 2018 and $130,027 expiring in 2019.

As of June 30, 2017, the Fund had current year net deferred post-October capital losses consisting of $544,781 in short-term losses which will be recognized on the first day of the following fiscal year.

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

∎	Level 1 – quoted prices in active markets for identical securities

∎	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

∎	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of June 30, 2017:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:

Municipal obligations	$0	$2,590,625,509	$0	$2,590,625,509

Short-term investments
Investment companies	21,497,330	0	0	21,497,330
Total assets	$21,497,330	$2,590,625,509	$0	$2,612,122,839

The Fund recognizes transfers between levels within the fair value hierarchy at the end of the reporting period. At June 30, 2017, the Fund did not have any transfers into/out of Level 1, Level 2, or Level 3.

26	Wells Fargo Municipal Bond Fund	Notes to financial statements

4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES

Management fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”), is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser, providing fund-level administrative services in connection with the Fund’s operations, and providing any other fund-level administrative services reasonably necessary for the operation of the Fund. As compensation for its services under the investment management agreement, Funds Management is entitled to receive an annual management fee starting at 0.40% and declining to 0.28% as the average daily net assets of the Fund increase. For the year ended June 30, 2017, the management fee was equivalent to an annual rate of 0.36% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. Wells Capital Management Incorporated, an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.20% and declining to 0.10% as the average daily net assets of the Fund increase.

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:

Class-level administration fee
Class A, Class B, Class C	0.16%
Administrator Class	0.10
Institutional Class	0.08

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses. Funds Management has committed through October 31, 2017 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 0.75% for Class A shares, 1.50% for Class C shares, 0.60% for Administrator Class shares, and 0.48% for Institutional Class shares. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

During the year ended June 30, 2017, State Street Bank and Trust Company, the Fund’s custodian, reimbursed the Fund $47,664 for certain out-of-pocket expenses that were billed to the Fund in error from 1998-2015. This amount is included in interest income on the Statement of Operations. In addition, Funds Management was also reimbursed $8,295 for waivers/reimbursements it made to the Fund during the period the Fund was erroneously billed.

Distribution fees

The Trust has adopted a distribution plan for Class B and Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to Class B and Class C shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class B and Class C shares.

In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class B and Class C shares. For the year ended June 30, 2017, Funds Distributor received $35,514 from the sale of Class A shares and $881 in contingent deferred sales charges from redemptions of Class C shares. No contingent deferred sales charges were incurred by Class A and Class B shares for the year ended June 30, 2017.

Notes to financial statements	Wells Fargo Municipal Bond Fund	27

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class B, Class C, and Administrator Class of the Fund are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended June 30, 2017 were $623,769,726 and $582,055,235, respectively.

The Fund may purchase or sell investment securities to other Wells Fargo affiliates pursuant to Rule 17a-7 of the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices. Interfund trades are included within the respective purchases and sales amounts shown.

6. DERIVATIVE TRANSACTIONS

During the year ended June 30, 2017, the Fund entered into futures contracts to take advantage of the differences between municipal and treasury yields and to help manage the duration of the portfolio.

As of June 30, 2017, the Fund did not have any open futures contracts. The Fund had an average notional amount of $24,482,961 in short futures contracts during the year ended June 30, 2017.

The realized gains and change in unrealized gains (losses) on futures contracts are reflected in the Statement of Operations.

7. BORROWINGS

The Trust (excluding the money market funds and certain other funds) and Wells Fargo Variable Trust are parties to a $250,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund. Prior to August 30, 2016, the revolving credit agreement amount was $200,000,000 and the annual commitment fee was equal to 0.20% of the unused balance which was allocated to each participating fund.

For the year ended June 30, 2017, there were no borrowings by the Fund under the agreement.

During the year ended June 30, 2017, the Fund participated in Inverse Floaters which are accounted for as a secured borrowing. During the year ended June 30, 2017, the Fund held Floating-Rate Notes that had an average daily balance outstanding of $1,122,752 and incurred interest and fee expense in the amount of $3,227.

8. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended June 30, 2017 and June 30, 2016 were as follows:

	Year ended June 30,
	2017	2016
Ordinary income	$2,442,316	$2,352,986
Tax-exempt income	85,819,432	89,031,195
Long-term capital gain	18,066,024	14,466,844

As of June 30, 2017, the components of distributable earnings on a tax basis were as follows:

Undistributed tax-exempt income	Unrealized gains	Post-October capital losses deferred	Capital loss carryforward
$1,057,646	$98,042,477	$(544,781)	$(6,054,673)

28	Wells Fargo Municipal Bond Fund	Notes to financial statements

9. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

10. REGULATORY CHANGES

In October 2016, the Securities and Exchange Commission (“SEC”) adopted new rules and forms and amended existing rules and forms (together, “final rules”) intended to modernize and enhance the reporting and disclosure of information by registered investment companies and to enhance liquidity risk management by open-end mutual funds and exchange-traded funds. The final rules will enhance the quality of information available to investors and will allow the SEC to more effectively collect and use data reported by funds. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in the Fund’s financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management has evaluated the amendments to Regulation S-X and its adoption will result in enhanced financial disclosures in the Fund’s financial statements. Management continues to evaluate the reporting requirements for the new form types (compliance date is June 1, 2018) and the implementation of the liquidity risk management program (compliance date is December 1, 2018).

Report of independent registered public accounting firm	Wells Fargo Municipal Bond Fund	29

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

We have audited the accompanying statement of assets and liabilities, including the summary portfolio of investments, of the Wells Fargo Municipal Bond Fund (the “Fund”), one of the funds constituting the Wells Fargo Funds Trust, as of June 30, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2017, by correspondence with custodians and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Municipal Bond Fund as of June 30, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

August 25, 2017

30	Wells Fargo Municipal Bond Fund	Other information (unaudited)

TAX INFORMATION

Pursuant to Section 852 of the Internal Revenue Code, $18,066,024 was designated as a 20% rate gain distribution for the fiscal year ended June 30, 2017.

For the fiscal year ended June 30, 2017, $2,442,316 has been designated as interest-related dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.

Pursuant to Section 852 of the Internal Revenue Code, 100% of distributions paid from net investment income is designated as exempt-interest dividends for the fiscal year ended June 30, 2017.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wellsfargofunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at wellsfargofunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available monthly on the Fund’s website (wellsfargofunds.com), on a one-month delayed basis. In addition, top ten holdings information (excluding derivative positions) for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Other information (unaudited)	Wells Fargo Municipal Bond Fund	31

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 148 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Board member of the Forté Foundation (non-profit organization) and the Vincent Memorial Hospital Endowment (non-profit organization), where he serves on the Investment Committee and as a Chair of the Audit Committee. Mr. Ebsworth is a CFA® charterholder.	Asset Allocation Trust
Jane A. Freeman (Born 1953)	Trustee, since 2015	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is a Board Member of Ruth Bancroft Garden (non-profit organization) and an inactive chartered financial analyst.	Asset Allocation Trust
Peter G. Gordon** (Born 1942)	Trustee, since 1998; Chairman, since 2005	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College.	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (charter school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust

32	Wells Fargo Municipal Bond Fund	Other information (unaudited)

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust
Timothy J. Penny (Born 1951)	Trustee, since 1996: Vice Chairman, since 2017	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Trustee of the Evergreen Funds complex (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

**	Peter Gordon is expected to retire on December 31, 2017.

Advisory Board Members

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer	Current other public company or investment company directorships
James G. Polisson (Born 1959)	Advisory Board Member, since 2017	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors (Blackrock) from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Prior thereto, Vice President, Fidelity Retail Mutual Fund Group from 1996 to 1998 and Risk Management Practice Manager, Fidelity Consulting from 1995 to 1996. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	Asset Allocation Trust
Pamela Wheelock (Born 1959)	Advisory Board Member, since 2017	Chief Operating Officer, Twin Cities Habitat for Humanity, since January, 2017. Vice President of University Services, University of Minnesota from 2012 to 2017. Prior thereto, Interim President and Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2010 to 2011, Chairman of the Board from 2009 to 2011 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently on the Board of Directors, Governance Committee and Finance Committee, for the Minnesota Philanthropy Partners (Saint Paul Foundation) since 2012 and Board Chair of the Minnesota Wild Foundation since 2010.	Asset Allocation Trust

Other information (unaudited)	Wells Fargo Municipal Bond Fund	33

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.
Nancy Wiser[1] (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Officer, since 2003	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Assistant General Counsel of Wells Fargo Bank, N.A. since 2013 and Vice President and Managing Counsel of Wells Fargo Bank, N.A. from 1996 to 2013.
Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Senior Vice President and Chief Compliance Officer since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.
Jeremy DePalma[1] (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

[1]	Nancy Wiser acts as Treasurer of 69 funds in the Fund Complex. Jeremy DePalma acts as Treasurer of 79 funds and Assistant Treasurer of 69 funds in the Fund Complex.

[2]	The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wellsfargofunds.com.

34	Wells Fargo Municipal Bond Fund	Other information (unaudited)

BOARD CONSIDERATION OF INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS:

Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”) must determine annually whether to approve the continuation of the Trust’s investment management and sub-advisory agreements. In this regard, at an in-person meeting held on May 16-17, 2017 (the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment management and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for Wells Fargo Municipal Bond Fund (the “Fund”): (i) an investment management agreement (the “Management Agreement”) with Wells Fargo Funds Management, LLC (“Funds Management”); and (ii) an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Wells Capital Management Incorporated (the “Sub-Adviser”), an affiliate of Funds Management. The Management Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.”

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at an in-person meeting in April 2017, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2017. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable. The Board considered the approval of the Advisory Agreements for the Fund as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included a description of the investment advisory services and Fund-level administrative services covered by the Management Agreement, as well as, among other things, a summary of the background and experience of senior management of Funds Management, a summary of certain organizational and personnel changes involving Funds Management and the Sub-Adviser, and a description of Funds Management’s and the Sub-Adviser’s business continuity planning programs and of their approaches to data privacy and cybersecurity. The Board also considered the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund.

The Board evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates.

Fund performance and expenses

The Board considered the performance results for the Fund over various time periods ended December 31, 2016. The Board considered these results in comparison to the performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Board

Other information (unaudited)	Wells Fargo Municipal Bond Fund	35

received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe. The Board noted that the performance of the Fund (Administrator Class) was higher than the average performance of the Universe for all periods under review. The Board also noted that the performance of the Fund was higher than its benchmark, the Bloomberg Barclays Municipal Bond Index, for all periods under review.

The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Broadridge to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year. Based on the Broadridge reports, the Board noted that the net operating expense ratios of the Fund were lower than or in range of the median net operating expense ratios of the expense Groups for all share classes.

The Board took into account the Fund performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreements.

Investment management and sub-advisory fee rates

The Board reviewed and considered the contractual fee rates payable by the Fund to Funds Management under the Management Agreement, as well as the contractual fee rates payable by the Fund to Funds Management for class-level administrative services under a Class-Level Administration Agreement, which include, among other things, class-level transfer agency and sub-transfer agency costs (collectively, the “Management Rates”). The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Adviser for investment sub-advisory services.

Among other information reviewed by the Board was a comparison of the Fund’s Management Rates with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the funds in the expense Groups. The Board noted that the Management Rates of the Fund were lower than or in range of the sum of these average rates for the Fund’s expense Groups for all share classes.

The Board also received and considered information about the portion of the total management fee that was retained by Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. Given the affiliation between Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of fees between them.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing mutual funds compared with those associated with managing assets of non-mutual fund clients such as institutional separate accounts.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Funds Management under the Management Agreement and to the Sub-Adviser under the Sub-Advisory Agreement was reasonable.

Profitability

The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of Wells Fargo as a whole, from providing services to the Fund and the fund family as a whole. The Board also received and considered information concerning the profitability of the Sub-Adviser from providing services to the fund family as a whole, noting that the Sub-Adviser’s profitability information with respect to providing services to the Fund was subsumed in the Wells Fargo and Funds Management profitability analysis.

Funds Management reported on the methodologies and estimates used in calculating profitability, including a description of the methodology used to allocate certain expenses. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size and type of fund. Based on its review, the Board did not deem the profits reported by Funds Management or Wells Fargo from its services to the Fund to be at a level that would prevent it from approving the continuation of the Advisory Agreements.

36	Wells Fargo Municipal Bond Fund	Other information (unaudited)

Economies of scale

With respect to possible economies of scale, the Board noted the existence of breakpoints in the Fund’s management fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size. It considered that, for a small fund or a fund that shrinks in size, breakpoints conversely can result in higher fee levels. The Board also considered that in addition to management fee breakpoints, competitive management fee rates set at the outset without regard to breakpoints and fee waiver and expense reimbursement arrangements are means of sharing potential economies of scale with shareholders of the Fund. The Board considered Funds Management’s view, which Funds Management indicated was supported by independent third-party industry studies which were summarized for the Board, that any analyses of potential economies of scale in managing a particular fund are inherently limited in light of the joint and common costs and investments that Funds Management incurs across the fund family as a whole.

The Board concluded that the Fund’s fee and expense arrangements, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.

Other benefits to Funds Management and the Sub-Adviser

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund. The Board noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser, fees earned by Funds Management and the Sub-Adviser from managing a private investment vehicle for the fund family’s securities lending collateral and commissions earned by an affiliated broker from portfolio transactions.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.

Conclusion

At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable.

List of abbreviations	Wells Fargo Municipal Bond Fund	37

The following is a list of common abbreviations for terms and entities that may have appeared in this report.

ACA	— ACA Financial Guaranty Corporation
ADR	— American depositary receipt
ADS	— American depositary shares
AGC	— Assured Guaranty Corporation
AGM	— Assured Guaranty Municipal
Ambac	— Ambac Financial Group Incorporated
AMT	— Alternative minimum tax
AUD	— Australian dollar
BAN	— Bond anticipation notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazilian real
CAB	— Capital appreciation bond
CAD	— Canadian dollar
CCAB	— Convertible capital appreciation bond
CDA	— Community Development Authority
CDO	— Collateralized debt obligation
CHF	— Swiss franc
CLO	— Collateralized loan obligation
CLP	— Chilean peso
COP	— Colombian peso
DKK	— Danish krone
DRIVER	— Derivative inverse tax-exempt receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-traded fund
EUR	— Euro
FDIC	— Federal Deposit Insurance Corporation
FFCB	— Federal Farm Credit Banks
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Administration
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British pound
GDR	— Global depositary receipt
GNMA	— Government National Mortgage Association
GO	— General obligation
HCFR	— Healthcare facilities revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher education facilities authority revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong dollar
HUD	— Department of Housing and Urban Development
HUF	— Hungarian forint
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Indonesian rupiah
IEP	— Irish pound
JPY	— Japanese yen
KRW	— Republic of Korea won
LIBOR	— London Interbank Offered Rate
LIFER	— Long Inverse Floating Exempt Receipts
LIQ	— Liquidity agreement
LLC	— Limited liability company
LLLP	— Limited liability limited partnership
LLP	— Limited liability partnership
LOC	— Letter of credit
LP	— Limited partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multifamily housing revenue
MSTR	— Municipal securities trust receipts
MTN	— Medium-term note
MUD	— Municipal Utility District
MXN	— Mexican peso
MYR	— Malaysian ringgit
National	— National Public Finance Guarantee Corporation
NGN	— Nigerian naira
NOK	— Norwegian krone
NZD	— New Zealand dollar
PCFA	— Pollution Control Financing Authority
PCL	— Public Company Limited
PCR	— Pollution control revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable floating option tax-exempt receipts
PJSC	— Public Joint Stock Company
plc	— Public limited company
PLN	— Polish zloty
PUTTER	— Puttable tax-exempt receipts
R&D	— Research & development
Radian	— Radian Asset Assurance
RAN	— Revenue anticipation notes
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real estate investment trust
ROC	— Reset option certificates
RON	— Romanian lei
RUB	— Russian ruble
SAVRS	— Select auction variable rate securities
SBA	— Small Business Authority
SDR	— Swedish depositary receipt
SEK	— Swedish krona
SFHR	— Single-family housing revenue
SFMR	— Single-family mortgage revenue
SGD	— Singapore dollar
SPA	— Standby purchase agreement
SPDR	— Standard & Poor’s Depositary Receipts
SPEAR	— Short Puttable Exempt Adjustable Receipts
STRIPS	— Separate trading of registered interest and
principal securities
TAN	— Tax anticipation notes
TBA	— To be announced
THB	— Thai baht
TIPS	— Treasury inflation-protected securities
TRAN	— Tax revenue anticipation notes
TRY	— Turkish lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
ZAR	— South African rand

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For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, email, visit the Fund’s website, or call:

Wells Fargo Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: fundservice@wellsfargo.com

Website: wellsfargofunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wellsfargofunds.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Asset Management (WFAM) is a trade name used by the asset management businesses of Wells Fargo & Company. Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the funds. The funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA, an affiliate of Wells Fargo & Company. Neither Wells Fargo Funds Management nor Wells Fargo Funds Distributor has Fund customer accounts/assets, and neither provides investment advice/recommendations or acts as an investment advice fiduciary to any investor.

NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

© 2017 Wells Fargo Funds Management, LLC. All rights reserved.

304895 08-17 A253/AR253 06-17

Annual Report

June 30, 2017

Wells Fargo North Carolina Tax-Free Fund

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Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of June 30, 2017, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

2	Wells Fargo North Carolina Tax-Free Fund	Letter to shareholders (unaudited)

Andrew Owen

President

Wells Fargo Funds

Many equity markets advanced during this reporting period, supported by modest economic growth despite political uncertainty.

Dear Shareholder:

We are pleased to offer you this annual report for the Wells Fargo North Carolina Tax-Free Fund for the 12-month period that ended June 30, 2017. Many equity markets advanced during this reporting period, supported by modest economic growth despite political uncertainty. U.S. and international stocks returned 17.90% and 20.45% for the 12-month period, respectively, as measured by the S&P 500 Index1 and the MSCI ACWI ex USA Index (Net).2 Within fixed income, the Bloomberg Barclays U.S. Aggregate Bond Index3 returned -0.31% and the Bloomberg Barclays Municipal Bond Index4 returned -0.49% as interest rates rose from low levels.

Globally, stocks delivered positive results in the third quarter of 2016; bonds’ interest rates remained low.

Stocks’ upward trend continued into August 2016 and then lost some steam. Ever since the Great Recession, markets worldwide have been supported to varying degrees by accommodative policies from leading central banks, including the Federal Reserve (Fed), European Central Bank (ECB), Bank of England, and Bank of Japan. As a result, investors have watched closely for any signs that global central banks might tighten their measures. In the U.S., early-September comments by several Fed officials appeared to suggest a September interest-rate increase, which sent stock and bond prices down. However, stocks surged following the Fed’s September 20th meeting on news that the Fed had decided to delay a rate increase to later in 2016. In bond markets, interest rates rose during the quarter but remained at historically low levels as a result of easy monetary policies, subdued global growth, and modest inflation expectations. Yields did rise, however, after bottoming in early July, because market participants felt that yields had overshot the real risks of the U.K.’s vote to exit the European Union and as economic activity strengthened.

During the fourth quarter of 2016, prospects for faster growth and higher interest rates in the U.S. influenced markets.

Early in the fourth quarter of 2016, U.S. stocks tended to trade lower amid concerns such as a likely interest-rate increase and uncertainty over the approaching general election. However, following Donald Trump’s election as president in early November, U.S. stocks began to rally. Investors appeared optimistic that the new administration would usher in a series of progrowth policies, and supportive economic news helped the rally carry through the quarter. The buoyant environment sent interest rates higher as well. At its mid-December meeting, Fed officials raised their target interest rate for the first time in a year by a quarter percentage point to between 0.50% and 0.75%. The fourth quarter also saw the implementation of the Securities and Exchange Commission’s new rules for money market funds, which included floating net asset values (NAVs) for institutional prime and municipal money market funds as well as the possibility of liquidity fees and redemption gates. In the year leading up to money market fund reform implementation, nearly $1 trillion in assets moved from these types of money market funds into government money market funds, which continued to transact at a stable $1 NAV. Outside of the U.S., the prospects for faster U.S. growth appeared to trigger some acceleration in Europe.

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[2]	The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the United States and Canada. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[3]	The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar–denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[4]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

Letter to shareholders (unaudited)	Wells Fargo North Carolina Tax-Free Fund	3

Economies improved in the first quarter of 2017, supporting markets.

Stocks rallied globally through the first quarter of 2017, supported by signs of improvement in the U.S. and global economies. U.S. economic data released during the quarter reflected a healthy economy. Hiring remained strong, and business and consumer sentiment improved. In March, Fed officials raised their target interest rate by a quarter percentage point to between 0.75% and 1.00%. With the Fed’s target interest rate increase, short-term bond yields rose during the quarter. Meanwhile, longer-term Treasury yields were little changed, leading to positive performance. Investment-grade and high-yield bonds benefited from strong demand. Municipal bond returns were positive in the quarter, helped by strong demand and constrained new-issue supply. Outside of the U.S., stocks in emerging markets generally outperformed stocks in the U.S. and international developed markets because they benefited from both global economic growth and recent weakening in the U.S. dollar. European stocks also outperformed the U.S. market.

Steady advancement in many markets marked the second quarter of 2017.

With steady, modest economic growth both in the U.S. and abroad during the second quarter of 2017, most equity markets in the U.S. and abroad advanced with few signs of volatility. Within the economy, U.S. inflation trended lower despite the unemployment rate continuing to decline. Ten-year U.S. Treasury yields declined, resulting in stronger prices for long-term bonds. As was widely expected, Fed officials in June again raised their target interest rate by a quarter percentage point to between 1.00% and 1.25%. They also released a blueprint for reducing the Fed’s balance sheet, which had ballooned due to quantitative easing. Although economic momentum increased in Europe, the ECB held its rates steady at low levels because underlying inflation remained subdued. In emerging markets, many countries benefited from stronger currencies versus the U.S. dollar.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest in Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Andrew Owen

President

Wells Fargo Funds

Periods of uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future.

For further information about your Fund, contact your investment professional, visit our website at wellsfargofunds.com, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

4	Wells Fargo North Carolina Tax-Free Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks current income exempt from federal income tax and North Carolina individual income tax.

Manager

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Bruce R. Johns

Robert J. Miller

Average annual total returns (%) as of June 30, 20171

		Including sales charge			Excluding sales charge			Expense ratios[2] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[3]
Class A (ENCMX)	1-11-1993	(5.48)	1.86	3.15	(1.03)	2.80	3.63	0.96	0.85
Class C (ENCCX)	3-27-2002	(2.77)	2.04	2.85	(1.77)	2.04	2.85	1.71	1.60
Institutional Class (ENCYX)	2-28-1994	–	–	–	(0.72)	3.12	3.93	0.63	0.54
Bloomberg Barclays Municipal Bond Index[4]	–	–	–	–	(0.49)	3.26	4.60	–	–
Bloomberg Barclays North Carolina Municipal Bond Index[5]	–	–	–	–	0.01	2.78	4.42	–	–

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargofunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 4.50%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. Changes in market conditions and government policies may lead to periods of heightened volatility in the bond market and reduced liquidity for certain bonds held by the Fund. In general, when interest rates rise, bond values fall and investors may lose principal value. Interest-rate changes and their impact on the Fund and its share price can be sudden and unpredictable. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to North Carolina municipal securities risk, high-yield securities risk, and non-diversification risk. Consult the Fund’s prospectus for additional information on these and other risks. A portion of the Fund’s income may be subject to federal, state, and/or local income taxes or the Alternative Minimum Tax (AMT). Any capital gains distributions may be taxable.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo North Carolina Tax-Free Fund	5

Growth of $10,000 investment as of June 30, 2017[6]

[1]	Historical performance shown for all classes of the Fund prior to July 12, 2010, is based on the performance of the Fund’s predecessor, Evergreen North Carolina Municipal Bond Fund.

[2]	Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.

[3]	The manager has contractually committed through October 31, 2017, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waivers at the amounts shown. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses, and extraordinary expenses are excluded from the expense cap. Without this cap, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio or the Fund’s Total Annual Fund Operating Expenses After Fee Waivers, as stated in the prospectuses.

[4]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

[5]	The Bloomberg Barclays North Carolina Municipal Bond Index includes investment-grade, tax-exempt, and fixed-rate bonds issued in the state of North Carolina; all securities have long-term maturities (greater than two years) and are selected from issues larger than $50 million. You cannot invest directly in an index.

[6]	The chart compares the performance of Class A shares for the most recent ten years with the Bloomberg Barclays Municipal Bond Index and the Bloomberg Barclays North Carolina Municipal Bond Index. The chart assumes a hypothetical $10,000 investment in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 4.50%.

[7]	Amounts are calculated based on the total investments of the Fund. These amounts are subject to change and may have changed since the date specified.

[8]	The credit quality distribution of portfolio holdings reflected in the chart is based on ratings from Standard & Poor’s, Moody’s Investors Service, and/or Fitch Ratings Ltd. Credit quality ratings apply to the underlying holdings of the Fund and not to the Fund itself. The percentages of the Fund’s portfolio with the ratings depicted in the chart are calculated based on the total market value of fixed income securities held by the Fund. If a security was rated by all three rating agencies, the middle rating was utilized. If rated by two of three rating agencies, the lower rating was utilized, and if rated by one of the rating agencies, that rating was utilized. Standard & Poor’s rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Ratings from A to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories. Standard & Poor’s rates the creditworthiness of short-term notes from SP-1 (highest) to SP-3 (lowest). Moody’s rates the creditworthiness of bonds, ranging from Aaa (highest) to C (lowest). Ratings Aa to B may be modified by the addition of a number 1 (highest) to 3 (lowest) to show relative standing within the ratings categories. Moody’s rates the creditworthiness of short-term U.S. tax-exempt municipal securities from MIG 1/VMIG 1 (highest) to SG (lowest). Fitch rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Credit quality distribution is subject to change and may have changed since the date specified.

6	Wells Fargo North Carolina Tax-Free Fund	Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

∎	The Fund underperformed both of its benchmarks, the Bloomberg Barclays Municipal Bond Index and the Bloomberg Barclays North Carolina Municipal Bond Index, for the 12-month period that ended June 30, 2017.

∎	Yield-curve positioning was a significant detractor from results.

∎	The Fund’s defensive duration position, which was shorter than both benchmark durations, contributed to performance as interest rates rose.

∎	The Fund’s overweight to A-rated and BBB-rated bonds helped results but an underweight to AA-rated bonds, the best-performing category, detracted from results. Issue selection within A-rated and BBB-rated bonds detracted from performance.

Effective maturity distribution as of June 30, 2017[7]

The Fed continued to normalize monetary policy.

As economic growth continued at a slow pace, the U.S. Federal Reserve (Fed) raised its target federal funds rate by 0.75% in three increments over the course of the reporting period to between 1.00% and 1.25%. During the first half of the reporting period, interest rates increased due to expectations of fiscal stimulus, but interest rates then declined in the second half of the reporting period once tax reform and other stimulative policies became uncertain. Fund flows stabilized as interest rates began declining. Municipal yields declined compared with Treasury yields as the presidential administration expressed support for the municipal tax exemption and repeal of the alternative minimum tax.

Puerto Rico remained a volatile and uncertain situation. Health care sector performance was mixed. In November, the sector underperformed when the Republican-party sweep in the U.S. Congress increased the probability that the Affordable Care Act would be repealed. The sector later strengthened as the prospects for health care reform dimmed. Lastly, pension and other post-employment-benefit costs continued to grow in many states; however, North Carolina has solid funding levels and is supported by a growing economy.

Credit quality as of June 30, 2017[8]

Credit-quality and sector positioning contributed to performance, but individual security selection detracted.

The Fund’s overweight to essential service revenue bonds in the A-rated and BBB-rated categories contributed to performance, though issue selection resulted in underperformance. Modest allocation to nonrated bonds contributed. As lower-credit-quality bonds outperformed higher-rated credits, we moved up in credit quality, focusing our purchases on bonds rated AA- and AA and avoiding AAA-rated bonds. The Fund’s underweight to general obligation (GO) bonds was positive since GOs underperformed the benchmark.

The Fund has modest exposure to the Virgin Islands and Guam. While these territories have significant challenges, the credit problems will take time to surface, similar to what occurred in Puerto Rico. As the impact of the Puerto Rico Oversight, Management, and Economic Stability Act and its effect on other territories unfolds, it could bring a structure for resolving the territories’ debt issues. We expect that the challenges facing the territories may be resolved by the time the Fund’s debt matures.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo North Carolina Tax-Free Fund	7

We kept the Fund’s duration short (86% of the benchmark), which added to performance because interest rates rose. The Fund’s yield-curve positioning had mixed results. Its underweight the long end of the curve (the worst-performing area), aided results. However, the Fund was overweight to the intermediate part of the curve and underweight to the short end of the curve, which detracted from results. We believe the intermediate part of the curve offers the best risk-adjusted returns and we will continue this positioning.

North Carolina state GO debt is rated Aaa/AAA/AAA by Moody’s, Standard & Poor’s, and Fitch Ratings, respectively. The state’s economic base continues to expand at a faster rate than the U.S. due to its conservative fiscal practices, moderate debt levels, and a well-funded pension system. Construction, professional, and business services sectors led job growth. Fiscal 2016 income tax collections exceeded budget and its rainy-day fund was 7.1% of general fund revenue; through April 2017, revenue collections exceeded the target. The state’s General Assembly adopted a balanced biennium budget for fiscal years 2018–2019. The state’s total debt service is low and its reserves continue to be replenished. We have a positive outlook for North Carolina.

We believe positive economic indicators bode well for the Fund.

Our team will continue to monitor macroeconomic trends and North Carolina–specific events for tactical opportunities. We expect that interest-rate increases may occur at a slower pace than past cycles. If economic growth continues, we expect the Fed to raise rates a couple of times in 2017 and to remain data-dependent for any future increases in 2018. As a result, we anticipate keeping the Fund’s duration similar to that of the benchmark and maintaining an overweight to medium- and lower-quality bonds with higher coupons to keep a defensive position as interest rates rise. As the economy improves, we expect low-quality investment-grade bonds in the revenue sector to perform well as credit quality improves as a result of positive economic growth.

Please see footnotes on page 5.

8	Wells Fargo North Carolina Tax-Free Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from January 1, 2017 to June 30, 2017.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 1-1-2017	Ending account value 6-30-2017	Expenses paid during the period¹	Annualized net expense ratio
Class A
Actual	$1,000.00	$1,024.95	$4.27	0.85%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.58	$4.26	0.85%
Class C
Actual	$1,000.00	$1,021.16	$8.02	1.60%
Hypothetical (5% return before expenses)	$1,000.00	$1,016.86	$8.00	1.60%
Institutional Class
Actual	$1,000.00	$1,026.52	$2.71	0.54%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.12	$2.71	0.54%

[1]	Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Portfolio of investments—June 30, 2017	Wells Fargo North Carolina Tax-Free Fund	9

Security name	Interest rate	Maturity date	Principal	Value

Municipal Obligations: 96.72%

California: 1.52%
University of California Limited Project Series G (Education Revenue)	5.00%	5-15-2037	$1,000,000	$1,140,690

Guam: 1.53%
Guam Government Waterworks Authority (Water & Sewer Revenue)	5.25	7-1-2023	1,000,000	1,148,520

Indiana: 1.54%
Indiana Finance Authority Clean Water Act Project Series A (Water & Sewer Revenue)	5.00	10-1-2031	1,000,000	1,158,390

New York: 2.24%
New York Dormitory Authority Personal Income Tax Series B (Tax Revenue)	5.00	3-15-2042	1,500,000	1,678,980

North Carolina: 79.69%
Cape Fear NC Public Utility Authority (Water & Sewer Revenue)	5.00	8-1-2035	2,000,000	2,088,000
Carolina Beach NC Enterprise System (Water & Sewer Revenue)	5.00	6-1-2029	250,000	298,385
Carolina Beach NC Enterprise System (Water & Sewer Revenue)	5.00	6-1-2031	245,000	288,546
Charlotte NC Airport Series A (Airport Revenue)	5.50	7-1-2034	2,500,000	2,761,100
Charlotte NC AMT Series B (Airport Revenue)	5.00	7-1-2020	1,480,000	1,631,537
Charlotte NC AMT Series B (Airport Revenue)	5.50	7-1-2024	810,000	897,723
Charlotte NC Certificate of Participation Series A (Miscellaneous Revenue)	5.00	12-1-2026	1,160,000	1,325,926
Charlotte NC Certificate of Participation Series A (Miscellaneous Revenue)	5.00	6-1-2030	1,000,000	1,165,310
Charlotte NC Certificate of Participation Series E (Miscellaneous Revenue)	5.00	6-1-2023	3,650,000	3,914,005
Charlotte NC Douglas Airport Series A (Airport Revenue)	5.00	7-1-2025	1,645,000	1,833,928
Charlotte-Mecklenburg NC Hospital Authority (Health Revenue, JPMorgan Chase & Company SPA) ø	0.93	1-15-2037	1,200,000	1,200,000
Charlotte-Mecklenburg NC Hospital Authority (Health Revenue)	5.00	1-15-2027	1,885,000	1,988,618
Cumberland County NC Limited Obligation Series B (Miscellaneous Revenue)	5.00	11-1-2025	1,000,000	1,163,580
Cumberland County NC Limited Obligation Series B (Miscellaneous Revenue)	5.00	11-1-2026	1,000,000	1,162,660
Dare County NC Utility System Revenue (Water & Sewer Revenue)	5.00	2-1-2029	350,000	427,305
Henderson County NC Limited Obligation Series A (Miscellaneous Revenue)	5.00	10-1-2030	500,000	593,920
Jacksonville NC Enterprise System (Water & Sewer Revenue)	5.25	5-1-2028	500,000	630,710
New Hanover County NC New Hanover Regional Medical Center (Health Revenue)	5.00	10-1-2028	3,000,000	3,389,610
New Hanover County NC New Hanover Regional Medical Center (Health Revenue)	5.00	10-1-2047	1,000,000	1,140,270
New Hanover County NC New Hanover Regional Medical Center (Health Revenue, AGM Insured)	5.13	10-1-2031	1,800,000	1,959,894
North Carolina Department of Transportation (Transportation Revenue)	5.00	6-30-2028	1,275,000	1,403,240
North Carolina Facilities Finance Agency (Housing Revenue, AGC Insured)	5.00	6-1-2027	1,000,000	1,146,610
North Carolina HFA Series B (Housing Revenue)	4.25	1-1-2028	1,705,000	1,751,069
North Carolina Medical Care Commission Baptist Hospital Project (Health Revenue)	5.25	6-1-2029	2,000,000	2,211,060
North Carolina Medical Care Commission Deerfield Episcopal Retirement Community Project (Health Revenue)	5.00	11-1-2031	1,500,000	1,694,385
North Carolina Medical Care Commission Presbyterian Homes Project Series C (Health Revenue)	4.00	10-1-2031	1,500,000	1,568,445
North Carolina Medical Care Commission Southeastern Regional Medical Center Project (Health Revenue)	5.00	6-1-2026	385,000	436,617
North Carolina Medical Care Commission Southeastern Regional Medical Center Project (Health Revenue)	5.00	6-1-2032	500,000	552,150
North Carolina Medical Care Commission Southminster Incorporated (Health Revenue)	5.00	10-1-2037	500,000	519,485
North Carolina Medical Care Commission Stanley Memorial Hospital Project (Health Revenue)	5.00	7-1-2033	1,000,000	1,020,120
North Carolina Municipal Power Agency #1 Catawba Nuclear Power Project Series A (Utilities Revenue)	5.00	1-1-2021	2,720,000	2,970,566

The accompanying notes are an integral part of these financial statements.

10	Wells Fargo North Carolina Tax-Free Fund	Portfolio of investments—June 30, 2017

Security name	Interest rate	Maturity date	Principal	Value

North Carolina (continued)
North Carolina Port Authority Series B (Airport Revenue)	5.00%	2-1-2025	$3,540,000	$3,814,031
North Carolina Turnpike Authority (Transportation Revenue)	5.00	7-1-2042	500,000	556,265
Onslow County NC Water and Sewer Authority (Water & Sewer Revenue)	5.00	12-1-2028	505,000	614,418
Orange County NC Public Facilities Company Limited Obligation (Miscellaneous Revenue)	5.00	10-1-2026	1,000,000	1,143,430
Pitt County NC Limited Obligation Series A (Miscellaneous Revenue)	5.00	4-1-2027	875,000	1,048,740
Raleigh NC Limited Obligation Series A (Miscellaneous Revenue)	5.00	2-1-2029	900,000	1,080,108
Raleigh NC Limited Obligation Series A (Miscellaneous Revenue)	5.00	10-1-2033	1,000,000	1,154,810
University of North Carolina at Greensboro (Education Revenue)	5.00	4-1-2033	2,000,000	2,272,880
University of North Carolina at Greensboro (Education Revenue)	5.00	4-1-2039	1,620,000	1,818,758
University of North Carolina at Greensboro (Education Revenue)	5.00	6-1-2042	625,000	712,200
Wilmington NC Limited Obligation Series A (Miscellaneous Revenue)	5.00	6-1-2030	400,000	478,000

				59,828,414

Tennessee: 4.53%
Tennessee Energy Acquisition Corporation Series A (Utilities Revenue)	5.25	9-1-2026	1,020,000	1,219,002
Tennessee Energy Acquisition Corporation Series C (Utilities Revenue)	5.00	2-1-2021	2,000,000	2,184,820

				3,403,822

Virgin Islands: 2.64%
Virgin Islands PFA (Miscellaneous Revenue)	6.75	10-1-2019	2,240,000	1,984,416

Washington: 1.57%
Washington Office Building Refunding Bond (Miscellaneous Revenue)	5.00	7-1-2026	1,000,000	1,178,690

Wisconsin: 1.46%
Wisconsin PFA Carolina International School Series A (Education Revenue) 144A	6.75	8-1-2033	1,000,000	1,095,460

Total Municipal Obligations (Cost $69,363,884)				72,617,382

	Yield		Shares
Short-Term Investments: 1.90%

Investment Companies: 1.90%
Wells Fargo Municipal Cash Management Fund Institutional Class (l)(u)	0.81		1,421,745	1,422,598

Total Short-Term Investments (Cost $1,422,587)				1,422,598

Total investments in securities (Cost $70,786,471) *	98.62%	74,039,980
Other assets and liabilities, net	1.38	1,039,746

Total net assets	100.00%	$75,079,726

ø	Variable rate demand notes are subject to a demand feature which reduces the effective maturity. The maturity date shown represents the final maturity date of the security. The interest rate is determined and reset by the issuer daily, weekly, or monthly depending upon the terms of the security. The rate shown is the rate in effect at period end.

144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.

(l)	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.

(u)	The rate represents the 7-day annualized yield at period end.

*	Cost for federal income tax purposes is $70,786,471 and unrealized gains (losses) consists of:

Gross unrealized gains	$3,928,891
Gross unrealized losses	(675,382)

Net unrealized gains	$3,253,509

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities—June 30, 2017	Wells Fargo North Carolina Tax-Free Fund	11

Assets
Investments
In unaffiliated securities, at value (cost $69,363,884)	$72,617,382
In affiliated securities, at value (cost $1,422,587)	1,422,598

Total investments, at value (cost $70,786,471)	74,039,980
Receivable for investments sold	300,000
Receivable for Fund shares sold	2,854
Receivable for interest	982,810
Prepaid expenses and other assets	48,747

Total assets	75,374,391

Liabilities
Dividends payable	75,954
Payable for Fund shares redeemed	173,586
Management fee payable	18,012
Distribution fee payable	3,390
Administration fees payable	7,863
Accrued expenses and other liabilities	15,860

Total liabilities	294,665

Total net assets	$75,079,726

NET ASSETS CONSIST OF
Paid-in capital	$75,835,601
Overdistributed net investment income	(59,561)
Accumulated net realized losses on investments	(3,949,823)
Net unrealized gains on investments	3,253,509

Total net assets	$75,079,726

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE
Net assets – Class A	$30,709,889
Shares outstanding – Class A1	3,014,655
Net asset value per share – Class A	$10.19
Maximum offering price per share – Class A2	$10.67
Net assets – Class C	$4,974,407
Shares outstanding – Class C1	488,347
Net asset value per share – Class C	$10.19
Net assets – Institutional Class	$39,395,430
Shares outstanding – Institutional Class[1]	3,867,498
Net asset value per share – Institutional Class	$10.19

[1]	The Fund has an unlimited number of authorized shares.

[2]	Maximum offering price is computed as 100/95.50 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo North Carolina Tax-Free Fund	Statement of operations—year ended June 30, 2017

Investment income
Interest	$3,331,005
Income from affiliated securities	1,014

Total investment income	3,332,019

Expenses
Management fee	355,505
Administration fees
Class A	53,264
Class C	9,254
Institutional Class	39,842
Shareholder servicing fees
Class A	83,226
Class C	14,460
Distribution fee
Class C	43,379
Custody and accounting fees	8,989
Professional fees	48,648
Registration fees	42,594
Shareholder report expenses	17,181
Trustees’ fees and expenses	21,168
Other fees and expenses	5,053

Total expenses	742,563
Less: Fee waivers and/or expense reimbursements	(98,122)

Net expenses	644,441

Net investment income	2,687,578

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS

Net realized gains on:
Unaffiliated securities	2,002,322
Affiliated securities	19

Net realized gains on investments	2,002,341

Net change in unrealized gains (losses) on:
Unaffiliated securities	(6,243,081)
Affiiliated securities	10

Net change in unrealized gains (losses) on investments	(6,243,071)

Net realized and unrealized gains (losses) on investments	(4,240,730)

Net decrease in net assets resulting from operations	$(1,553,152)

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets	Wells Fargo North Carolina Tax-Free Fund	13

	Year ended June 30, 2017		Year ended June 30, 2016

Operations
Net investment income		$2,687,578		$3,164,807
Net realized gains (losses) on investments		2,002,341		(55,699)
Net change in unrealized gains (losses) on investments		(6,243,071)		2,346,419

Net increase (decrease) in net assets resulting from operations		(1,553,152)		5,455,527

Distributions to shareholders from
Net investment income
Class A		(967,906)		(1,060,689)
Class C		(124,609)		(109,808)
Institutional Class		(1,595,050)		(1,994,310)

Total distributions to shareholders		(2,687,565)		(3,164,807)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	69,761	715,735	424,558	4,432,275
Class C	67,965	705,252	186,322	1,956,171
Institutional Class	984,070	10,114,177	1,135,937	11,925,410

		11,535,164		18,313,856

Reinvestment of distributions
Class A	88,837	909,721	94,806	992,485
Class C	11,459	117,338	9,754	102,165
Institutional Class	44,606	456,676	39,018	408,587

		1,483,735		1,503,237

Payment for shares redeemed
Class A	(624,944)	(6,397,052)	(317,128)	(3,313,134)
Class C	(168,603)	(1,715,963)	(46,145)	(483,983)
Institutional Class	(3,086,406)	(31,388,654)	(1,122,422)	(11,750,628)

		(39,501,669)		(15,547,745)

Net increase (decrease) in net assets resulting from capital share transactions		(26,482,770)		4,269,348

Total increase (decrease) in net assets		(30,723,487)		6,560,068

Net assets
Beginning of period		105,803,213		99,243,145

End of period		$75,079,726		$105,803,213

Overdistributed net investment income		$(59,561)		$(59,574)

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo North Carolina Tax-Free Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended June 30
CLASS A	2017	2016	2015	2014	2013
Net asset value, beginning of period	$10.60	$10.36	$10.33	$10.08	$10.34
Net investment income	0.30	0.31	0.32	0.33	0.32
Net realized and unrealized gains (losses) on investments	(0.41)	0.24	0.03	0.25	(0.26)

Total from investment operations	(0.11)	0.55	0.35	0.58	0.06
Distributions to shareholders from
Net investment income	(0.30)	(0.31)	(0.32)	(0.33)	(0.32)
Net asset value, end of period	$10.19	$10.60	$10.36	$10.33	$10.08
Total return[1]	(1.03)%	5.43%	3.35%	5.92%	0.51%
Ratios to average net assets (annualized)
Gross expenses	0.97%	0.96%	0.94%	0.94%	0.91%
Net expenses	0.85%	0.85%	0.85%	0.85%	0.85%
Net investment income	2.91%	3.00%	3.01%	3.32%	3.06%
Supplemental data
Portfolio turnover rate	11%	7%	12%	15%	15%
Net assets, end of period (000s omitted)	$30,710	$36,890	$33,969	$37,067	$41,879

[1]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo North Carolina Tax-Free Fund	15

(For a share outstanding throughout each period)

	Year ended June 30
CLASS C	2017	2016	2015	2014	2013
Net asset value, beginning of period	$10.60	$10.36	$10.33	$10.08	$10.34
Net investment income	0.22	0.24	0.24	0.26	0.24
Net realized and unrealized gains (losses) on investments	(0.41)	0.24	0.03	0.25	(0.26)

Total from investment operations	(0.19)	0.48	0.27	0.51	(0.02)
Distributions to shareholders from
Net investment income	(0.22)	(0.24)	(0.24)	(0.26)	(0.24)
Net asset value, end of period	$10.19	$10.60	$10.36	$10.33	$10.08
Total return[1]	(1.77)%	4.65%	2.58%	5.13%	(0.24)%
Ratios to average net assets (annualized)
Gross expenses	1.72%	1.71%	1.69%	1.69%	1.66%
Net expenses	1.60%	1.60%	1.60%	1.60%	1.60%
Net investment income	2.15%	2.25%	2.26%	2.56%	2.31%
Supplemental data
Portfolio turnover rate	11%	7%	12%	15%	15%
Net assets, end of period (000s omitted)	$4,974	$6,121	$4,431	$4,566	$5,164

[1]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo North Carolina Tax-Free Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended June 30
INSTITUTIONAL CLASS	2017	2016	2015	2014	2013
Net asset value, beginning of period	$10.60	$10.36	$10.33	$10.08	$10.34
Net investment income	0.33	0.35	0.35	0.36	0.35
Net realized and unrealized gains (losses) on investments	(0.41)	0.24	0.03	0.26	(0.26)

Total from investment operations	(0.08)	0.59	0.38	0.62	0.09
Distributions to shareholders from
Net investment income	(0.33)	(0.35)	(0.35)	(0.37)	(0.35)
Net asset value, end of period	$10.19	$10.60	$10.36	$10.33	$10.08
Total return	(0.72)%	5.76%	3.67%	6.25%	0.82%
Ratios to average net assets (annualized)
Gross expenses	0.64%	0.63%	0.61%	0.61%	0.58%
Net expenses	0.54%	0.54%	0.54%	0.54%	0.54%
Net investment income	3.20%	3.32%	3.32%	3.61%	3.37%
Supplemental data
Portfolio turnover rate	11%	7%	12%	15%	15%
Net assets, end of period (000s omitted)	$39,395	$62,793	$60,844	$72,479	$77,926

The accompanying notes are an integral part of these financial statements.

Notes to financial statements	Wells Fargo North Carolina Tax-Free Fund	17

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo North Carolina Tax-Free Fund (the “Fund”) which is a non-diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.

Debt securities are valued at the evaluated bid price provided by an independent pricing service or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.

Investments in registered open-end investment companies are valued at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Fund. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Management Valuation Team of Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Management Valuation Team which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market values, to assess the continued appropriateness of the fair valuation methodologies used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the inputs considered in the valuation process until there is a readily available price provided on an exchange or by an independent pricing service. Valuations received from an independent pricing service or independent broker-dealer quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the manager and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily based on the effective interest method. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has been determined to be doubtful based on consistently applied procedures and the fair value has decreased. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

Distributions to shareholders

Distributions to shareholders from net investment income are accrued daily and paid monthly. Distributions from net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the

18	Wells Fargo North Carolina Tax-Free Fund	Notes to financial statements

time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior the Fund’s fiscal year end may be categorized as a tax return of capital.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable and tax-exempt income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The primary permanent difference causing such reclassifications is due to expiration of capital loss carryforwards. At June 30, 2017, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Paid-in capital	Accumulated net realized losses on investments
$(4,337,300)	$4,337,300

As of June 30, 2017, the Fund had capital loss carryforwards available to offset future net realized capital gains in the amount of $3,623,438 expiring in 2018.

As of June 30, 2017, the Fund had current year deferred post-October capital losses consisting of $326,385 in short-term losses which will be recognized on the first day of the following fiscal year.

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

∎	Level 1 – quoted prices in active markets for identical securities

∎	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

∎	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

Notes to financial statements	Wells Fargo North Carolina Tax-Free Fund	19

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of June 30, 2017:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:

Municipal obligations	$0	$72,617,382	$0	$72,617,382

Short-term investments
Investment companies	1,422,598	0	0	1,422,598
Total assets	$1,422,598	$72,617,382	$0	$74,039,980

The Fund recognizes transfers between levels within the fair value hierarchy at the end of the reporting period. At June 30, 2017, the Fund did not have any transfers into/out of Level 1, Level 2, or Level 3.

4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES

Management fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”), is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser, providing fund-level administrative services in connection with the Fund’s operations, and providing any other fund-level administrative services reasonably necessary for the operation of the Fund. As compensation for its services under the investment management agreement, Funds Management is entitled to receive an annual management fee starting at 0.40% and declining to 0.28% as the average daily net assets of the Fund increase. For the year ended June 30, 2017, the management fee was equivalent to an annual rate of 0.40% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. Wells Capital Management Incorporated, an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.20% and declining to 0.10% as the average daily net assets of the Fund increase.

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:

Class-level administration fee
Class A, Class C	0.16%
Institutional Class	0.08

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses. Funds Management has committed through October 31, 2017 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 0.85% for Class A shares, 1.60% for Class C shares, and 0.54% for Institutional Class shares. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

During the year ended June 30, 2017, State Street Bank and Trust Company, the Fund’s custodian, reimbursed the Fund $5,415 for certain out-of-pocket expenses that were billed to the Fund in error from 1998-2015. This amount is included in interest income on the Statement of Operations. In addition, Funds Management was also reimbursed $4,307 for waivers/reimbursements it made to the Fund during the period the Fund was erroneously billed.

20	Wells Fargo North Carolina Tax-Free Fund	Notes to financial statements

Distribution fee

The Trust has adopted a distribution plan for Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class C shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares.

In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the year ended June 30, 2017, Funds Distributor received $368 from the sale of Class A shares. No contingent deferred sales charges were incurred by Class A and Class C shares for the year ended June 30, 2017.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A and Class C of the Fund are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended June 30, 2017 were $9,836,761 and $32,512,046, respectively.

The Fund may purchase or sell investment securities to other Wells Fargo affiliates pursuant to Rule 17a-7 of the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices. Interfund trades are included within the respective purchases and sales amounts shown.

6. BANK BORROWINGS

The Trust (excluding the money market funds and certain other funds) and Wells Fargo Variable Trust are parties to a $250,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund. Prior to August 30, 2016, the revolving credit agreement amount was $200,000,000 and the annual commitment fee was equal to 0.20% of the unused balance which was allocated to each participating fund.

For the year ended June 30, 2017, there were no borrowings by the Fund under the agreement.

7. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid was $2,687,565 and $3,164,807 of tax-exempt income for the years ended June 30, 2017 and June 30, 2016, respectively.

As of June 30, 2017, the components of distributable earnings on a tax basis were as follows:

Undistributed tax-exempt income	Unrealized gains	Post-October capital losses deferred	Capital loss carryforward
$30,554	$3,253,509	$(326,385)	$(3,623,438)

8. CONCENTRATION RISK

The Fund invests a substantial portion of its assets in issuers of municipal debt securities located in a single state or territories of the U.S. Therefore, it may be more affected by economic and political developments in that state or region than would be a comparable general tax-exempt fund.

9. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

Notes to financial statements	Wells Fargo North Carolina Tax-Free Fund	21

10. REGULATORY CHANGES

In October 2016, the Securities and Exchange Commission (“SEC”) adopted new rules and forms and amended existing rules and forms (together, “final rules”) intended to modernize and enhance the reporting and disclosure of information by registered investment companies and to enhance liquidity risk management by open-end mutual funds and exchange-traded funds. The final rules will enhance the quality of information available to investors and will allow the SEC to more effectively collect and use data reported by funds. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in the Fund’s financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management has evaluated the amendments to Regulation S-X and its adoption will result in enhanced financial disclosures in the Fund’s financial statements. Management continues to evaluate the reporting requirements for the new form types (compliance date is June 1, 2018) and the implementation of the liquidity risk management program (compliance date is December 1, 2018).

22	Wells Fargo North Carolina Tax-Free Fund	Report of independent registered public accounting firm

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Wells Fargo North Carolina Tax-Free Fund (the “Fund”), one of the funds constituting the Wells Fargo Funds Trust, as of June 30, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2017, by correspondence with custodians and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo North Carolina Tax-Free Fund as of June 30, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

August 25, 2017

Other information (unaudited)	Wells Fargo North Carolina Tax-Free Fund	23

TAX INFORMATION

Pursuant to Section 852 of the Internal Revenue Code, 100% of distributions paid from net investment income is designated as exempt-interest dividends for the fiscal year ended June 30, 2017.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wellsfargofunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at wellsfargofunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available monthly on the Fund’s website (wellsfargofunds.com), on a one-month delayed basis. In addition, top ten holdings information (excluding derivative positions) for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

24	Wells Fargo North Carolina Tax-Free Fund	Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 148 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Board member of the Forté Foundation (non-profit organization) and the Vincent Memorial Hospital Endowment (non-profit organization), where he serves on the Investment Committee and as a Chair of the Audit Committee. Mr. Ebsworth is a CFA® charterholder.	Asset Allocation Trust
Jane A. Freeman (Born 1953)	Trustee, since 2015	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is a Board Member of Ruth Bancroft Garden (non-profit organization) and an inactive chartered financial analyst.	Asset Allocation Trust
Peter G. Gordon** (Born 1942)	Trustee, since 1998; Chairman, since 2005	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College.	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (charter school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust

Other information (unaudited)	Wells Fargo North Carolina Tax-Free Fund	25

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust
Timothy J. Penny (Born 1951)	Trustee, since 1996: Vice Chairman, since 2017	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Trustee of the Evergreen Funds complex (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

**	Peter Gordon is expected to retire on December 31, 2017.

Advisory Board Members

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer	Current other public company or investment company directorships
James G. Polisson (Born 1959)	Advisory Board Member, since 2017	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors (Blackrock) from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Prior thereto, Vice President, Fidelity Retail Mutual Fund Group from 1996 to 1998 and Risk Management Practice Manager, Fidelity Consulting from 1995 to 1996. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	Asset Allocation Trust
Pamela Wheelock (Born 1959)	Advisory Board Member, since 2017	Chief Operating Officer, Twin Cities Habitat for Humanity, since January, 2017. Vice President of University Services, University of Minnesota from 2012 to 2017. Prior thereto, Interim President and Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2010 to 2011, Chairman of the Board from 2009 to 2011 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently on the Board of Directors, Governance Committee and Finance Committee, for the Minnesota Philanthropy Partners (Saint Paul Foundation) since 2012 and Board Chair of the Minnesota Wild Foundation since 2010.	Asset Allocation Trust

26	Wells Fargo North Carolina Tax-Free Fund	Other information (unaudited)

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.
Nancy Wiser[1] (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Officer, since 2003	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Assistant General Counsel of Wells Fargo Bank, N.A. since 2013 and Vice President and Managing Counsel of Wells Fargo Bank, N.A. from 1996 to 2013.
Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Senior Vice President and Chief Compliance Officer since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.
Jeremy DePalma[1] (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

[1]	Nancy Wiser acts as Treasurer of 69 funds in the Fund Complex. Jeremy DePalma acts as Treasurer of 79 funds and Assistant Treasurer of 69 funds in the Fund Complex.

[2]	The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wellsfargofunds.com.

Other information (unaudited)	Wells Fargo North Carolina Tax-Free Fund	27

BOARD CONSIDERATION OF INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS:

Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”) must determine annually whether to approve the continuation of the Trust’s investment management and sub-advisory agreements. In this regard, at an in-person meeting held on May 16-17, 2017 (the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment management and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for Wells Fargo North Carolina Tax-Free Fund (the “Fund”): (i) an investment management agreement (the “Management Agreement”) with Wells Fargo Funds Management, LLC (“Funds Management”); and (ii) an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Wells Capital Management Incorporated (the “Sub-Adviser”), an affiliate of Funds Management. The Management Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.”

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at an in-person meeting in April 2017, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2017. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable. The Board considered the approval of the Advisory Agreements for the Fund as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included a description of the investment advisory services and Fund-level administrative services covered by the Management Agreement, as well as, among other things, a summary of the background and experience of senior management of Funds Management, a summary of certain organizational and personnel changes involving Funds Management and the Sub-Adviser, and a description of Funds Management’s and the Sub-Adviser’s business continuity planning programs and of their approaches to data privacy and cybersecurity. The Board also considered the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund.

The Board evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates.

Fund performance and expenses

The Board considered the performance results for the Fund over various time periods ended December 31, 2016. The Board considered these results in comparison to the performance of funds in a universe that was determined by

28	Wells Fargo North Carolina Tax-Free Fund	Other information (unaudited)

Broadridge Inc. (“Broadridge”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe. The Board noted that the performance of the Fund (Class A) was higher than the average performance of the Universe for the five-year and ten-year periods under review, but lower than the average for the one- and three-year periods under review. The Board also noted that the performance of the Fund was in range of its benchmark, the Bloomberg Barclays Municipal Bond Index, for the five-year period under review, but lower than its benchmark for the one-, three- and ten-year periods.

The Board received information concerning, and discussed factors contributing to, the underperformance of the Fund relative to the Universe and benchmark for the periods identified above. The Board took note of the explanations for the relative underperformance during these periods, including with respect to investment decisions and market factors that affected the Fund’s performance.

The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Broadridge to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year. Based on the Broadridge reports, the Board noted that the net operating expense ratios of the Fund were lower than or in range of the median net operating expense ratios of the expense Groups for all share classes.

The Board took into account the Fund performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreements.

Investment management and sub-advisory fee rates

The Board reviewed and considered the contractual fee rates payable by the Fund to Funds Management under the Management Agreement, as well as the contractual fee rates payable by the Fund to Funds Management for class-level administrative services under a Class-Level Administration Agreement, which include, among other things, class-level transfer agency and sub-transfer agency costs (collectively, the “Management Rates”). The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Adviser for investment sub-advisory services.

Among other information reviewed by the Board was a comparison of the Fund’s Management Rates with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the funds in the expense Groups. The Board noted that the Management Rates of the Fund were lower than the sum of these average rates for the Fund’s expense Groups for all share classes.

The Board also received and considered information about the portion of the total management fee that was retained by Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. However, given the affiliation between Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of fees between them.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing mutual funds compared with those associated with managing assets of non-mutual fund clients such as institutional separate accounts.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Funds Management under the Management Agreement and to the Sub-Adviser under the Sub-Advisory Agreement was reasonable.

Profitability

The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of Wells Fargo as a whole, from providing services to the Fund and the fund family as a whole. The Board also received and considered information concerning the profitability of the Sub-Adviser from providing services to the fund

Other information (unaudited)	Wells Fargo North Carolina Tax-Free Fund	29

family as a whole, noting that the Sub-Adviser’s profitability information with respect to providing services to the Fund was subsumed in the Wells Fargo and Funds Management profitability analysis.

Funds Management reported on the methodologies and estimates used in calculating profitability, including a description of the methodology used to allocate certain expenses. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size and type of fund. Based on its review, the Board did not deem the profits reported by Funds Management or Wells Fargo from its services to the Fund to be at a level that would prevent it from approving the continuation of the Advisory Agreements.

Economies of scale

With respect to possible economies of scale, the Board noted the existence of breakpoints in the Fund’s management fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size. It considered that, for a small fund or a fund that shrinks in size, breakpoints conversely can result in higher fee levels. The Board also considered that in addition to management fee breakpoints, competitive management fee rates set at the outset without regard to breakpoints and fee waiver and expense reimbursement arrangements are means of sharing potential economies of scale with shareholders of the Fund. The Board considered Funds Management’s view, which Funds Management indicated was supported by independent third-party industry studies which were summarized for the Board, that any analyses of potential economies of scale in managing a particular fund are inherently limited in light of the joint and common costs and investments that Funds Management incurs across the fund family as a whole.

The Board concluded that the Fund’s fee and expense arrangements, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.

Other benefits to Funds Management and the Sub-Adviser

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund. The Board noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser, fees earned by Funds Management and the Sub-Adviser from managing a private investment vehicle for the fund family’s securities lending collateral and commissions earned by an affiliated broker from portfolio transactions.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.

Conclusion

At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable.

30	Wells Fargo North Carolina Tax-Free Fund	List of abbreviations

The following is a list of common abbreviations for terms and entities that may have appeared in this report.

ACA	— ACA Financial Guaranty Corporation
ADR	— American depositary receipt
ADS	— American depositary shares
AGC	— Assured Guaranty Corporation
AGM	— Assured Guaranty Municipal
Ambac	— Ambac Financial Group Incorporated
AMT	— Alternative minimum tax
AUD	— Australian dollar
BAN	— Bond anticipation notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazilian real
CAB	— Capital appreciation bond
CAD	— Canadian dollar
CCAB	— Convertible capital appreciation bond
CDA	— Community Development Authority
CDO	— Collateralized debt obligation
CHF	— Swiss franc
CLO	— Collateralized loan obligation
CLP	— Chilean peso
COP	— Colombian peso
DKK	— Danish krone
DRIVER	— Derivative inverse tax-exempt receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-traded fund
EUR	— Euro
FDIC	— Federal Deposit Insurance Corporation
FFCB	— Federal Farm Credit Banks
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Administration
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British pound
GDR	— Global depositary receipt
GNMA	— Government National Mortgage Association
GO	— General obligation
HCFR	— Healthcare facilities revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher education facilities authority revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong dollar
HUD	— Department of Housing and Urban Development
HUF	— Hungarian forint
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Indonesian rupiah
IEP	— Irish pound
JPY	— Japanese yen
KRW	— Republic of Korea won
LIBOR	— London Interbank Offered Rate
LIFER	— Long Inverse Floating Exempt Receipts
LIQ	— Liquidity agreement
LLC	— Limited liability company
LLLP	— Limited liability limited partnership
LLP	— Limited liability partnership
LOC	— Letter of credit
LP	— Limited partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multifamily housing revenue
MSTR	— Municipal securities trust receipts
MTN	— Medium-term note
MUD	— Municipal Utility District
MXN	— Mexican peso
MYR	— Malaysian ringgit
National	— National Public Finance Guarantee Corporation
NGN	— Nigerian naira
NOK	— Norwegian krone
NZD	— New Zealand dollar
PCFA	— Pollution Control Financing Authority
PCL	— Public Company Limited
PCR	— Pollution control revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable floating option tax-exempt receipts
PJSC	— Public Joint Stock Company
plc	— Public limited company
PLN	— Polish zloty
PUTTER	— Puttable tax-exempt receipts
R&D	— Research & development
Radian	— Radian Asset Assurance
RAN	— Revenue anticipation notes
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real estate investment trust
ROC	— Reset option certificates
RON	— Romanian lei
RUB	— Russian ruble
SAVRS	— Select auction variable rate securities
SBA	— Small Business Authority
SDR	— Swedish depositary receipt
SEK	— Swedish krona
SFHR	— Single-family housing revenue
SFMR	— Single-family mortgage revenue
SGD	— Singapore dollar
SPA	— Standby purchase agreement
SPDR	— Standard & Poor’s Depositary Receipts
SPEAR	— Short Puttable Exempt Adjustable Receipts
STRIPS	— Separate trading of registered interest and
principal securities
TAN	— Tax anticipation notes
TBA	— To be announced
THB	— Thai baht
TIPS	— Treasury inflation-protected securities
TRAN	— Tax revenue anticipation notes
TRY	— Turkish lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
ZAR	— South African rand

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For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, email, visit the Fund’s website, or call:

Wells Fargo Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: fundservice@wellsfargo.com

Website: wellsfargofunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals:
1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wellsfargofunds.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Asset Management (WFAM) is a trade name used by the asset management businesses of Wells Fargo & Company. Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the funds. The funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA, an affiliate of Wells Fargo & Company. Neither Wells Fargo Funds Management nor Wells Fargo Funds Distributor has Fund customer accounts/assets, and neither provides investment advice/recommendations or acts as an investment advice fiduciary to any investor.

NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

© 2017 Wells Fargo Funds Management, LLC. All rights reserved.

304896 08-17 A254/AR254 06-17

Annual Report

June 30, 2017

Wells Fargo Pennsylvania Tax-Free Fund

Reduce clutter. Save trees.

Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of June 30, 2017, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

2	Wells Fargo Pennsylvania Tax-Free Fund	Letter to shareholders (unaudited)

Andrew Owen

President

Wells Fargo Funds

Many equity markets advanced during this reporting period, supported by modest economic growth despite political uncertainty.

Dear Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Pennsylvania Tax-Free Fund for the 12-month period that ended June 30, 2017. Many equity markets advanced during this reporting period, supported by modest economic growth despite political uncertainty. U.S. and international stocks returned 17.90% and 20.45% for the 12-month period, respectively, as measured by the S&P 500 Index1 and the MSCI ACWI ex USA Index (Net).2 Within fixed income, the Bloomberg Barclays U.S. Aggregate Bond Index3 returned -0.31% and the Bloomberg Barclays Municipal Bond Index4 returned -0.49% as interest rates rose from low levels.

Globally, stocks delivered positive results in the third quarter of 2016; bonds’ interest rates remained low.

Stocks’ upward trend continued into August 2016 and then lost some steam. Ever since the Great Recession, markets worldwide have been supported to varying degrees by accommodative policies from leading central banks, including the Federal Reserve (Fed), European Central Bank (ECB), Bank of England, and Bank of Japan. As a result, investors have watched closely for any signs that global central banks might tighten their measures. In the U.S., early-September comments by several Fed officials appeared to suggest a September interest-rate increase, which sent stock and bond prices down. However, stocks surged following the Fed’s September 20th meeting on news that the Fed had decided to delay a rate increase to later in 2016. In bond markets, interest rates rose during the quarter but remained at historically low levels as a result of easy monetary policies, subdued global growth, and modest inflation expectations. Yields did rise, however, after bottoming in early July, because market participants felt that yields had overshot the real risks of the U.K.’s vote to exit the European Union and as economic activity strengthened.

During the fourth quarter of 2016, prospects for faster growth and higher interest rates in the U.S. influenced markets.

Early in the fourth quarter of 2016, U.S. stocks tended to trade lower amid concerns such as a likely interest-rate increase and uncertainty over the approaching general election. However, following Donald Trump’s election as president in early November, U.S. stocks began to rally. Investors appeared optimistic that the new administration would usher in a series of progrowth policies, and supportive economic news helped the rally carry through the quarter. The buoyant environment sent interest rates higher as well. At its mid-December meeting, Fed officials raised their target interest rate for the first time in a year by a quarter percentage point to between 0.50% and 0.75%. The fourth quarter also saw the implementation of the Securities and Exchange Commission’s new rules for money market funds, which included floating net asset values (NAVs) for institutional prime and municipal money market funds as well as the possibility of liquidity fees and redemption gates. In the year leading up to money market fund reform implementation, nearly $1 trillion in assets moved from these types of money market funds into government money market funds, which continued to transact at a stable $1 NAV. Outside of the U.S., the prospects for faster U.S. growth appeared to trigger some acceleration in Europe.

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[2]	The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the United States and Canada. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[3]	The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar–denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[4]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

Letter to shareholders (unaudited)	Wells Fargo Pennsylvania Tax-Free Fund	3

Economies improved in the first quarter of 2017, supporting markets.

Stocks rallied globally through the first quarter of 2017, supported by signs of improvement in the U.S. and global economies. U.S. economic data released during the quarter reflected a healthy economy. Hiring remained strong, and business and consumer sentiment improved. In March, Fed officials raised their target interest rate by a quarter percentage point to between 0.75% and 1.00%. With the Fed’s target interest rate increase, short-term bond yields rose during the quarter. Meanwhile, longer-term Treasury yields were little changed, leading to positive performance. Investment-grade and high-yield bonds benefited from strong demand. Municipal bond returns were positive in the quarter, helped by strong demand and constrained new-issue supply. Outside of the U.S., stocks in emerging markets generally outperformed stocks in the U.S. and international developed markets because they benefited from both global economic growth and recent weakening in the U.S. dollar. European stocks also outperformed the U.S. market.

Steady advancement in many markets marked the second quarter of 2017.

With steady, modest economic growth both in the U.S. and abroad during the second quarter of 2017, most equity markets in the U.S. and abroad advanced with few signs of volatility. Within the economy, U.S. inflation trended lower despite the unemployment rate continuing to decline. Ten-year U.S. Treasury yields declined, resulting in stronger prices for long-term bonds. As was widely expected, Fed officials in June again raised their target interest rate by a quarter percentage point to between 1.00% and 1.25%. They also released a blueprint for reducing the Fed’s balance sheet, which had ballooned due to quantitative easing. Although economic momentum increased in Europe, the ECB held its rates steady at low levels because underlying inflation remained subdued. In emerging markets, many countries benefited from stronger currencies versus the U.S. dollar.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest in Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Andrew Owen

President

Wells Fargo Funds

Periods of uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future.

For further information about your Fund, contact your investment professional, visit our website at wellsfargofunds.com, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

4	Wells Fargo Pennsylvania Tax-Free Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks current income exempt from federal income tax and Pennsylvania individual income tax.

Manager

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Bruce R. Johns

Robert J. Miller

Average annual total returns (%) as of June 30, 20171

		Including sales charge			Excluding sales charge			Expense ratios[2] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[3]
Class A (EKVAX)	12-27-1990	(5.28)	2.55	3.92	(0.83)	3.50	4.40	0.90	0.74
Class C (EKVCX)	2-1-1993	(2.58)	2.73	3.62	(1.58)	2.73	3.62	1.65	1.49
Institutional Class (EKVYX)	11-24-1997	–	–	–	(0.58)	3.76	4.66	0.57	0.49
Bloomberg Barclays Municipal Bond Index[4]	–	–	–	–	(0.49)	3.26	4.60	–	–
Bloomberg Barclays Pennsylvania Municipal Bond Index[5]	–	–	–	–	(0.21)	3.56	4.84	–	–

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargofunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 4.50%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. Changes in market conditions and government policies may lead to periods of heightened volatility in the bond market and reduced liquidity for certain bonds held by the Fund. In general, when interest rates rise, bond values fall and investors may lose principal value. Interest-rate changes and their impact on the Fund and its share price can be sudden and unpredictable. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to Pennsylvania municipal securities risk and high-yield securities risk. Consult the Fund’s prospectus for additional information on these and other risks. A portion of the Fund’s income may be subject to federal, state, and/or local income taxes or the Alternative Minimum Tax (AMT). Any capital gains distributions may be taxable.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Pennsylvania Tax-Free Fund	5

Growth of $10,000 investment as of June 30, 2017[6]

[1]	Historical performance shown for all classes of the Fund prior to July 12, 2010, is based on the performance of the Fund’s predecessor, Evergreen Pennsylvania Municipal Bond Fund.

[2]	Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.

[3]	The manager has contractually committed through October 31, 2017, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waivers at the amounts shown. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses, and extraordinary expenses are excluded from the expense cap. Without this cap, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio or the Fund’s Total Annual Fund Operating Expenses After Fee Waivers, as stated in the prospectuses.

[4]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

[5]	The Bloomberg Barclays Pennsylvania Municipal Bond Index is the Pennsylvania component of the Barclays Municipal Bond Index. You cannot invest directly in an index.

[6]	The chart compares the performance of Class A shares for the most recent ten years with the Bloomberg Barclays Municipal Bond Index and the Bloomberg Barclays Pennsylvania Municipal Bond Index. The chart assumes a hypothetical $10,000 investment in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 4.50%.

[7]	Amounts are calculated based on the total investments of the Fund. These amounts are subject to change and may have changed since the date specified.

[8]	The credit quality distribution of portfolio holdings reflected in the chart is based on ratings from Standard & Poor’s, Moody’s Investors Service, and/or Fitch Ratings Ltd. Credit quality ratings apply to the underlying holdings of the Fund and not to the Fund itself. The percentages of the Fund’s portfolio with the ratings depicted in the chart are calculated based on the total market value of fixed income securities held by the Fund. If a security was rated by all three rating agencies, the middle rating was utilized. If rated by two of three rating agencies, the lower rating was utilized, and if rated by one of the rating agencies, that rating was utilized. Standard & Poor’s rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Ratings from A to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories. Standard & Poor’s rates the creditworthiness of short-term notes from SP-1 (highest) to SP-3 (lowest). Moody’s rates the creditworthiness of bonds, ranging from Aaa (highest) to C (lowest). Ratings Aa to B may be modified by the addition of a number 1 (highest) to 3 (lowest) to show relative standing within the ratings categories. Moody’s rates the creditworthiness of short-term U.S. tax-exempt municipal securities from MIG 1/VMIG 1 (highest) to SG (lowest). Fitch rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Credit quality distribution is subject to change and may have changed since the date specified.

6	Wells Fargo Pennsylvania Tax-Free Fund	Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

∎	The Fund underperformed both of its benchmarks, the Bloomberg Barclays Municipal Bond Index and the Bloomberg Barclays Pennsylvania Municipal Bond Index, for the 12-month period that ended June 30, 2017.

∎	The Fund maintained a defensive duration positioning at roughly 90% of its benchmarks, which was a positive contributor as interest rates rose. However, this was offset by yield-curve positioning, which detracted from performance.

∎	The Fund was overweight A-rated and BBB-rated bonds, a detractor to performance, as higher-rated investment-grade bonds outperformed lower-rated bonds. Issue selection within the lower-rated investment-grade category contributed to positive results.

Effective maturity distribution as of June 30, 2017[7]

The Fed continued to normalize monetary policy.

As economic growth continued at a slow pace, the U.S. Federal Reserve (Fed) raised its target federal funds rate by 0.75% in three increments over the course of the reporting period to between 1.00% and 1.25%. During the first half of the reporting period, interest rates increased due to expectations of fiscal stimulus and more inflation. Interest rates then began to decline in 2017 as tax reform and other stimulative policies became uncertain. Flows into municipal mutual funds stabilized as interest rates began to decline. Municipal yields declined compared with Treasury yields as the presidential administration expressed support for the municipal tax exemption and repeal of the Alternative Minimum Tax.

Puerto Rico remained a volatile and uncertain situation. Although Illinois has been without a budget, the state continued to service its debt and bond payments remained protected. However, payables have mounted and state-related entities continue to suffer due to a high likelihood of a noninvestment rating downgrade if a budget is not passed. Health care sector performance was mixed. In November 2016, the sector underperformed when the Republican-party sweep in the U.S. Congress increased the probability that the Affordable Care Act would be repealed. The sector later strengthened as the prospects for health care reform dimmed. Despite declining tobacco consumption, tobacco settlement bonds were among the strongest performers. Lastly, pension and other post-employment benefit costs continued to grow in many states, including Pennsylvania, which has below-average pension funding and a structural long-term deficit.

Credit quality as of June 30, 2017[8]

The Fund was positioned in a defensive manner, which produced mixed results.

We kept the Fund’s duration short relative to its benchmark, which contributed to performance, although the Fund’s overall yield-curve positioning detracted. While the Fund was underweight the long end of the curve, which added to results since those maturities underperformed, the Fund’s overweight to the 10- to 15-year part of the curve detracted from results.

The Fund was overweight A-rated and BBB-rated bonds, which underperformed, and held a modest out-of-index allocation to non-investment-grade-rated bonds. Despite the Fund’s overweight to lower investment-grade rating categories, it outperformed the index in these categories; the modest allocation to nonrated bonds aided performance. We increased credit quality throughout the year because we believed higher-rated bonds were a better relative value.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Pennsylvania Tax-Free Fund	7

Many state-specific funds have exposure to Puerto Rico, Virgin Islands, and Guam debt; however, the Fund has only a small allocation to Virgin Island’s senior debt. We expect that the challenges facing the territories will take some time to be resolved and expect this debt to mature with its shorter call.

Sector allocation aided performance. The Fund was overweight the leasing and special tax sectors, a positive performance driver because these sectors outperformed by a wide margin. The Fund’s underweight to the transportation and water/sewer sectors contributed, as these sectors underperformed. Issue selection generally aided performance, though the results were mixed.

The commonwealth of Pennsylvania is rated Aa3/AA-/AA- by Moody’s, Standard & Poor’s, and Fitch Ratings, respectively. With 12.8 million people, Pennsylvania is the sixth-largest state measured by population. Its diverse economy is anchored by its education and health care sectors along with a growing natural gas industry. While the state’s overall economy is expanding, its growth trails the U.S. Also, the debt-per-capita and debt-to-personal-income ratios continue to be at near-median U.S. levels. Pension funding is weak at 52.8%, although the state continues to fund 100% of the actuarially required contributions. Fiscal 2017 expenditures exceeded revenues by $1.4 billion, producing a significant budgetary gap. The 2018 budget was not approved; Governor Wolf and the Senate have agreed to one-time measures to resolve the budget shortfall, but House members have not yet approved this proposal. We continue to have a negative outlook for Pennsylvania, due in part to its continuing political gridlock.

We believe positive economic indicators bode well for the Fund.

Our team will continue to monitor macroeconomic trends and Pennsylvania-specific events for tactical opportunities. We expect that interest-rate increases will occur at a slower pace than past cycles. If economic growth continues, we expect the Fed to raise rates a couple of times in the remainder of 2017 and potentially become more data-dependent for any increases in 2018. As a result, we anticipate the Fund will have a more neutral duration stance compared with the Bloomberg Barclays Pennsylvania Municipal Bond Index and will maintain an overweight to medium- and lower-quality bonds. As the economy improves, we expect medium- to lower-quality bonds in the revenue sector to outperform as credit quality for lower-rated investment-grade bonds improves.

Please see footnotes on page 5.

8	Wells Fargo Pennsylvania Tax-Free Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from January 1, 2017 to June 30, 2017.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 1-1-2017	Ending account value 6-30-2017	Expenses paid during the period¹	Annualized net expense ratio
Class A
Actual	$1,000.00	$1,032.50	$3.73	0.74%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.12	$3.71	0.74%
Class C
Actual	$1,000.00	$1,028.71	$7.49	1.49%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.41	$7.45	1.49%
Institutional Class
Actual	$1,000.00	$1,033.78	$2.47	0.49%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.36	$2.46	0.49%

[1]	Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Portfolio of investments—June 30, 2017	Wells Fargo Pennsylvania Tax-Free Fund	9

Security name	Interest rate	Maturity date	Principal	Value

Municipal Obligations: 98.34%

Florida: 0.61%
Jacksonville FL Economic Development AMT Metropolitan Parking Solutions Project (Industrial Development Revenue, ACA Insured)	5.50%	10-1-2030	$1,000,000	$1,001,900

Pennsylvania: 97.22%
Allegheny County PA Higher Education Building Authority Refunding Bond Duquesne University of The Holy Spirit Series A (Education Revenue)	5.00	3-1-2029	1,135,000	1,311,197
Allegheny County PA Hospital Development Authority Health Center Series B (Health Revenue, National Insured)	6.00	7-1-2027	1,800,000	2,366,694
Allegheny County PA Port Authority Refunding Bond (Tax Revenue)	5.75	3-1-2029	3,000,000	3,442,320
Allegheny County PA Series C-65 (GO Revenue)	5.50	5-1-2024	4,675,000	5,420,709
Blair County PA (GO Revenue, Build America Mutual Assurance Company Insured)	5.00	10-1-2026	955,000	1,129,813
Capital Region Pennsylvania Refunding Bond Water and Sewer System (Water & Sewer Revenue)	5.00	7-15-2037	1,000,000	1,153,530
Central Dauphin PA School District (GO Revenue)	5.00	2-1-2037	2,075,000	2,347,136
Centre County PA Hospital Authority Mount Nittany Medical Center Series A (Health Revenue)	5.00	11-15-2029	800,000	936,344
Centre County PA Hospital Authority Mount Nittany Medical Center Series A (Health Revenue)	5.00	11-15-2030	675,000	784,816
Chester County PA IDA Avon Grove Charter School Project Series A (Education Revenue)	5.65	12-15-2017	100,000	102,149
Chester County PA IDA Avon Grove Charter School Project Refunding Bond Series A (Education Revenue)	5.00	12-15-2047	1,160,000	1,198,152
Chester County PA IDA Collegium Charter School Project Refunding Bond Series A (Education Revenue)	5.00	10-15-2022	1,695,000	1,782,445
Chester County PA IDA Collegium Charter School Project Series A (Education Revenue)	5.13	10-15-2037	1,000,000	1,011,440
Chester County PA IDA Renaissance Academy Charter School Project (Education Revenue)	3.75	10-1-2024	905,000	915,869
Chester County PA IDA University Student Housing LLC Project Series A (Housing Revenue)	5.00	8-1-2030	555,000	593,045
Coatesville PA School District Refunding Bond (GO Revenue, AGM Insured)	5.00	8-1-2025	500,000	598,205
Commonwealth Financing Authority Pennsylvania Series B (Water & Sewer Revenue)	5.00	6-1-2026	1,000,000	1,136,580
Cumberland County PA Municipal Authority Diakon Lutheran Ministries Project (Health Revenue)	5.00	1-1-2028	2,090,000	2,334,739
Cumberland County PA Municipal Authority Dickinson College Project Series HH-1 (Education Revenue)	5.00	11-1-2039	1,200,000	1,272,120
Dauphin County PA Authority Pinnacle Health System Project Series A (Health Revenue)	5.00	6-1-2035	1,000,000	1,130,400
Delaware County PA Authority Neumann University Refunding Bond (Miscellaneous Revenue)	5.00	10-1-2031	1,500,000	1,645,335
Delaware County PA IDA Chester Community Charter School Series A (Education Revenue)	5.00	8-15-2020	1,795,000	1,762,887
Delaware County PA Vocational & Technical School Authority (Miscellaneous Revenue, Build America Mutual Assurance Company Insured)	5.25	11-1-2033	1,000,000	1,132,000
Delaware River PA Joint Toll Bridge Commission (Transportation Revenue)	5.00	7-1-2042	580,000	671,454
Delaware Valley PA Regional Finance Authority Local Government Series A (Miscellaneous Revenue, Ambac Insured)	5.50	8-1-2028	4,390,000	5,360,410
East Hempfield Township PA IDA Refunding Bond Willow Valley Communities Project (Health Revenue)	5.00	12-1-2028	450,000	519,980
East Hempfield Township PA IDA Refunding Bond Willow Valley Communities Project (Health Revenue)	5.00	12-1-2029	375,000	430,001
Easton PA Area Joint Sewer Authority (Water & Sewer Revenue, Build America Mutual Assurance Company Insured)	5.00	12-1-2027	200,000	230,836
Easton PA Area Joint Sewer Authority (Water & Sewer Revenue, Build America Mutual Assurance Company Insured)	5.00	12-1-2028	150,000	172,077
Easton PA Area Joint Sewer Authority (Water & Sewer Revenue, Build America Mutual Assurance Company Insured)	5.00	12-1-2029	200,000	228,026

The accompanying notes are an integral part of these financial statements.

10	Wells Fargo Pennsylvania Tax-Free Fund	Portfolio of investments—June 30, 2017

Security name	Interest rate	Maturity date	Principal	Value

Pennsylvania (continued)
General Authority of South Central Pennsylvania Association of Independent Colleges & Universities (Education Revenue)	6.00%	11-1-2031	$2,500,000	$2,849,575
Lehigh County PA General Purpose Authority Water & Sewer CAB Allentown Project (Water & Sewer Revenue) ¤	0.00	12-1-2030	2,000,000	1,254,240
Lycoming County PA Authority Pennsylvania College of Technology (Education Revenue)	5.50	7-1-2026	3,000,000	3,430,560
McKeesport PA Municipal Authority (Water & Sewer Revenue, AGM Insured)	5.50	12-15-2027	2,405,000	2,742,830
Monroe County PA Hospital Authority Pocono Medical Center Series A (Health Revenue)	5.00	1-1-2027	840,000	974,702
Monroe County PA Hospital Authority Pocono Medical Center Series A (Health Revenue)	5.00	1-1-2032	880,000	1,021,117
Montgomery County PA Higher Education & Health Authority Abington Memorial Hospital Project (Health Revenue)	5.00	6-1-2031	2,000,000	2,203,760
Montgomery County PA Higher Education & Health Authority Refunding Bond Arcadia University (Education Revenue)	5.00	4-1-2030	1,500,000	1,650,480
Montgomery County PA IDA Jefferson Health System Series A (Health Revenue)	5.00	10-1-2027	1,000,000	1,115,500
Montgomery County PA IDA New Regional Medical Center Project (Health Revenue, FHA Insured)	5.00	8-1-2020	980,000	1,093,063
Montgomery County PA Norristown Area School District (GO Revenue)	5.00	9-1-2029	1,250,000	1,463,625
North Eastern PA Hospital and Education Authority Refunding Bond Wilkes University Project Series B (Education Revenue)	5.25	3-1-2037	1,000,000	1,114,610
Northampton County PA St. Luke’s Hospital of Bethlehem Series A (Health Revenue)	5.00	8-15-2033	1,500,000	1,642,935
Pennsylvania EDFA UPMC Obligated Group Refunding Bond (Health Revenue)	5.00	3-15-2031	2,270,000	2,652,722
Pennsylvania Financing Authority Pennsylvania Hills Project Series B (Miscellaneous Revenue, National Insured) ¤	0.00	12-1-2022	1,200,000	1,049,952
Pennsylvania Financing Authority Pennsylvania Hills Project Series B (Miscellaneous Revenue, National Insured) ¤	0.00	12-1-2023	3,790,000	3,208,462
Pennsylvania HEFAR La Salle University Series A (Education Revenue)	5.25	5-1-2027	5,250,000	5,295,098
Pennsylvania HEFAR Shippensburg University Project (Education Revenue)	5.00	10-1-2020	1,360,000	1,434,555
Pennsylvania HEFAR Shippensburg University Project (Education Revenue)	6.00	10-1-2031	3,000,000	3,297,510
Pennsylvania HEFAR Temple University First Series (Education Revenue)	5.00	4-1-2032	1,000,000	1,118,000
Pennsylvania Housing Finance Agency SFMR Series 112 (Housing Revenue)	5.00	4-1-2028	1,390,000	1,466,214
Pennsylvania Infrastructure Investment Authority Series A (Miscellaneous Revenue)	5.00	5-15-2031	1,650,000	1,941,869
Pennsylvania Public School Building Authority Series B-2 (Miscellaneous Revenue, Build America Mutual Assurance Company Insured)	5.00	12-1-2027	1,010,000	1,187,912
Pennsylvania State University Refunding Bond Series B (Education Revenue)	5.00	9-1-2034	2,175,000	2,559,518
Pennsylvania Turnpike Commission Motor License Series B-1 (Transportation Revenue)	5.00	12-1-2040	1,500,000	1,634,445
Pennsylvania Turnpike Commission Oil Franchise Series A (Tax Revenue)	5.00	12-1-2032	1,500,000	1,771,530
Pennsylvania Turnpike Commission Series A (Miscellaneous Revenue, AGM Insured)	5.25	7-15-2021	2,000,000	2,291,020
Pennsylvania Turnpike Commission Subordinate Series A (Transportation Revenue)	5.50	12-1-2042	3,000,000	3,546,510
Philadelphia PA Airport Refunding Bond AMT Series A (Airport Revenue)	5.00	6-15-2030	1,500,000	1,699,215
Philadelphia PA IDA 1st Philadelphia Preparatory Charter School Project Series A (Education Revenue)	7.00	6-15-2033	1,000,000	1,150,490
Philadelphia PA IDA Architecture & Design Charter School Project (Education Revenue)	5.25	3-15-2023	660,000	685,304
Philadelphia PA IDA Charter School Project Series A (Education Revenue)	5.30	9-15-2027	5,150,000	5,168,746
Philadelphia PA IDA Global Leadership Academy Project (Education Revenue)	5.13	11-15-2020	1,000,000	1,026,720
Philadelphia PA IDA Global Leadership Academy Project (Education Revenue)	5.75	11-15-2030	1,000,000	1,038,360
Philadelphia PA IDA Master Charter School AID (Education Revenue)	5.00	8-1-2020	580,000	611,651
Philadelphia PA IDA National Board of Medical Examiners Project (Health Revenue)	5.00	5-1-2030	1,705,000	2,007,007
Philadelphia PA IDA National Board of Medical Examiners Project (Health Revenue)	5.00	5-1-2031	1,610,000	1,885,503
Philadelphia PA IDA Refunding Bond Cultural & Commercial Corridors Program Series A (Miscellaneous Revenue)	5.00	12-1-2028	2,500,000	2,878,550

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—June 30, 2017	Wells Fargo Pennsylvania Tax-Free Fund	11

Security name	Interest rate	Maturity date	Principal	Value

Pennsylvania (continued)
Philadelphia PA IDA Tacony Academy Charter School Project (Education Revenue)	6.88%	6-15-2033	$1,000,000	$1,105,720
Philadelphia PA IDA Temple University 1st Series 2016 (Education Revenue)	5.00	4-1-2029	1,000,000	1,169,990
Philadelphia PA IDA West Philadelphia Achievement Charter Elementary School Project (Education Revenue)	7.50	5-1-2031	1,285,000	1,366,276
Philadelphia PA Refunding Bond Series A (GO Revenue)	5.25	7-15-2033	1,500,000	1,710,570
Philadelphia PA School District Refunding Bond Series A (GO Revenue, AGM/FGIC Insured)	5.00	6-1-2024	1,425,000	1,632,594
Philadelphia PA School District Refunding Bond Series C (GO Revenue)	5.00	9-1-2018	3,000,000	3,107,190
Philadelphia PA School District Refunding Bond Series C (GO Revenue)	5.00	9-1-2021	1,395,000	1,535,309
Philadelphia PA Water & Wastewater Refunding Bond (Water & Sewer Revenue)	5.00	10-1-2030	3,000,000	3,528,570
Pittsburgh & Allegheny Counties PA Sports & Exhibition Authority (Tax Revenue, AGM Insured)	5.00	2-1-2031	3,000,000	3,277,200
Pittsburgh PA (GO Revenue, Build America Mutual Assurance Company Insured)	5.00	9-1-2030	500,000	580,140
Pittsburgh PA Moon Area School District Series A (GO Revenue)	5.00	11-15-2029	1,445,000	1,633,746
Reading PA School District Notes Series A (GO Revenue, AGM Insured)	5.00	2-1-2033	1,500,000	1,665,600
Reading PA School District Refunding Bond (GO Revenue)	3.13	4-1-2024	1,000,000	1,000,510
Scranton PA Refunding Notes (GO Revenue)	5.00	11-15-2026	720,000	753,919
Southeastern Pennsylvania Transportation Authority (Miscellaneous Revenue)	5.00	6-1-2028	4,000,000	4,456,280
State Public School Building Authority Pennsylvania Chester Upland School District Project Series B (Miscellaneous Revenue)	5.25	9-15-2030	540,000	605,653
State Public School Building Authority Pennsylvania Chester Upland School Project Series C (Miscellaneous Revenue, AGM Insured)	5.00	9-15-2026	875,000	978,250
State Public School Building Authority Pennsylvania Northampton County Area Community College Project (Education Revenue)	5.50	3-1-2031	5,000,000	5,611,400
State Public School Building Authority Pennsylvania Northampton County Area Community College Project Series A (Education Revenue, Build America Mutual Assurance Company Insured)	5.00	6-15-2027	1,610,000	1,800,222
State Public School Building Authority Pennsylvania Philadelphia Community College Project Series A (Education Revenue, Build America Mutual Assurance Company Insured)	5.00	6-15-2027	1,500,000	1,737,855
West Mifflin PA Area School District (GO Revenue, AGM Insured)	5.00	4-1-2028	1,000,000	1,148,740
Wilkes-Barre PA Finance Authority University of Scranton (Education Revenue)	5.00	11-1-2020	1,005,000	1,110,948

				159,801,251

Virgin Islands: 0.51%
Virgin Islands PFA Matching Fund Loan Note Senior Lien Series B (Miscellaneous Revenue)	5.00	10-1-2025	1,000,000	845,030

Total Municipal Obligations (Cost $153,959,176)				161,648,181

	Yield		Shares
Short-Term Investments: 0.72%

Investment Companies: 0.72%
Wells Fargo Municipal Cash Management Fund Institutional Class (l)(u)	0.81		1,179,939	1,180,647

Total Short-Term Investments (Cost $1,180,647)				1,180,647

Total investments in securities (Cost $155,139,823) *	99.06%	162,828,828
Other assets and liabilities, net	0.94	1,548,223

Total net assets	100.00%	$164,377,051

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Pennsylvania Tax-Free Fund	Portfolio of investments—June 30, 2017

¤	The security is issued in zero coupon form with no periodic interest payments.

(l)	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.

(u)	The rate represents the 7-day annualized yield at period end.

*	Cost for federal income tax purposes is $155,194,251 and unrealized gains (losses) consists of:

Gross unrealized gains	$8,386,211
Gross unrealized losses	(751,634)

Net unrealized gains	$7,634,577

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities—June 30, 2017	Wells Fargo Pennsylvania Tax-Free Fund	13

Assets
Investments
In unaffiliated securities, at value (cost $153,959,176)	$161,648,181
In affiliated securities, at value (cost $1,180,647)	1,180,647

Total investments, at value (cost $155,139,823)	162,828,828
Receivable for investments sold	1,033,650
Receivable for Fund shares sold	247,996
Receivable for interest	1,828,370
Prepaid expenses and other assets	45,182

Total assets	165,984,026

Liabilities
Dividends payable	224,877
Payable for investments purchased	1,019,370
Payable for Fund shares redeemed	271,666
Management fee payable	42,096
Distribution fees payable	10,774
Administration fees payable	15,991
Accrued expenses and other liabilities	22,201

Total liabilities	1,606,975

Total net assets	$164,377,051

NET ASSETS CONSIST OF
Paid-in capital	$157,813,253
Overdistributed net investment income	(240,843)
Accumulated net realized losses on investments	(884,364)
Net unrealized gains on investments	7,689,005

Total net assets	$164,377,051

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE
Net assets – Class A	$45,381,497
Shares outstanding – Class A1	3,889,069
Net asset value per share – Class A	$11.67
Maximum offering price per share – Class A2	$12.22
Net assets – Class C	$16,323,199
Shares outstanding – Class C1	1,401,469
Net asset value per share – Class C	$11.65
Net assets – Institutional Class	$102,672,355
Shares outstanding – Institutional Class[1]	8,798,797
Net asset value per share – Institutional Class	$11.67

[1]	The Fund has an unlimited number of authorized shares.

[2]	Maximum offering price is computed as 100/95.50 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Pennsylvania Tax-Free Fund	Statement of operations—year ended June 30, 2017

Investment income
Interest	$7,115,297
Income from affiliated securities	7,288

Total investment income	7,122,585

Expenses
Management fee	758,300
Administration fees
Class A	82,078
Class B	263 [1]
Class C	29,474
Institutional Class	95,753
Shareholder servicing fees
Class A	128,246
Class B	410 [1]
Class C	46,053
Distribution fees
Class B	1,232 [1]
Class C	138,161
Custody and accounting fees	12,410
Professional fees	51,008
Registration fees	57,470
Shareholder report expenses	11,899
Trustees’ fees and expenses	21,135
Other fees and expenses	7,889

Total expenses	1,441,781
Less: Fee waivers and/or expense reimbursements	(198,759)

Net expenses	1,243,022

Net investment income	5,879,563

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS

Net realized gains (losses) on:
Unaffiliated securities	(830,950)
Affiliated securities	1,012

Net realized losses on investments	(829,938)
Net change in unrealized gains (losses) on investments	(7,877,765)

Net realized and unrealized gains (losses) on investments	(8,707,703)

Net decrease in net assets resulting from operations	$(2,828,140)

[1]	For the period from July 1, 2016 to December 5, 2016. Effective at the close of business on December 5, 2016, Class B shares were converted to Class A shares and are no longer offered by the Fund.

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets	Wells Fargo Pennsylvania Tax-Free Fund	15

	Year ended June 30, 2017		Year ended June 30, 2016

Operations
Net investment income		$5,879,563		$6,202,910
Net realized gains (losses) on investments		(829,938)		317,819
Net change in unrealized gains (losses) on investments		(7,877,765)		5,818,175

Net increase (decrease) in net assets resulting from operations		(2,828,140)		12,338,904

Distributions to shareholders from
Net investment income
Class A		(1,548,909)		(1,633,459)
Class B		(3,509)[1]		(14,671)
Class C		(418,645)		(370,055)
Institutional Class		(3,908,483)		(4,184,725)

Total distributions to shareholders		(5,879,546)		(6,202,910)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	413,003	4,904,051	907,836	10,807,655
Class B	0 [1]	0 [1]	504	5,931
Class C	181,305	2,147,972	578,544	6,894,873
Institutional Class	1,712,900	20,106,404	3,425,123	40,716,691

		27,158,427		58,425,150

Reinvestment of distributions
Class A	124,132	1,452,554	126,426	1,505,841
Class B	289 [1]	3,452 [1]	1,211	14,352
Class C	32,929	384,468	28,590	340,015
Institutional Class	86,651	1,012,840	79,004	940,589

		2,853,314		2,800,797

Payment for shares redeemed
Class A	(1,210,520)	(14,014,687)	(499,387)	(5,949,813)
Class B	(44,832)[1]	(531,995)[1]	(11,946)	(141,573)
Class C	(422,427)	(4,908,061)	(111,231)	(1,317,623)
Institutional Class	(3,950,507)	(45,699,646)	(1,641,421)	(19,520,308)

		(65,154,389)		(26,929,317)

Net increase (decrease) in net assets resulting from capital share transactions		(35,142,648)		34,296,630

Total increase (decrease) in net assets		(43,850,334)		40,432,624

Net assets
Beginning of period		208,227,385		167,794,761

End of period		$164,377,051		$208,227,385

Overdistributed net investment income		$(240,843)		$(245,938)

[1]	For the period from July 1, 2016 to December 5, 2016. Effective at the close of business on December 5, 2016, Class B shares were converted to Class A shares and are no longer offered by the Fund.

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Pennsylvania Tax-Free Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended June 30
CLASS A	2017	2016	2015	2014	2013
Net asset value, beginning of period	$12.13	$11.75	$11.65	$11.36	$11.65
Net investment income	0.36	0.38	0.42	0.43	0.42
Net realized and unrealized gains (losses) on investments	(0.46)	0.38	0.09	0.29	(0.29)

Total from investment operations	(0.10)	0.76	0.51	0.72	0.13
Distributions to shareholders from
Net investment income	(0.36)	(0.38)	(0.41)	(0.43)	(0.42)
Net asset value, end of period	$11.67	$12.13	$11.75	$11.65	$11.36
Total return[1]	(0.83)%	6.62%	4.44%	6.45%	1.02%
Ratios to average net assets (annualized)
Gross expenses	0.90%	0.90%	0.90%	0.91%[2]	0.88%[2]
Net expenses	0.74%	0.74%	0.74%	0.74%[2]	0.75%[2]
Net investment income	3.02%	3.23%	3.54%	3.75%[2]	3.55%[2]
Supplemental data
Portfolio turnover rate	20%	13%	15%	15%	14%
Net assets, end of period (000s omitted)	$45,381	$55,352	$47,323	$44,500	$43,167

[1]	Total return calculations do not include any sales charges.

[2]	Ratios include interest and fee expense relating to inverse floating-rate obligations as follows:

Year ended June 30, 2014	0.00%
Year ended June 30, 2013	0.01%

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Pennsylvania Tax-Free Fund	17

(For a share outstanding throughout each period)

	Year ended June 30
CLASS C	2017	2016	2015	2014	2013
Net asset value, beginning of period	$12.11	$11.73	$11.63	$11.34	$11.63
Net investment income	0.27 [1]	0.29 [1]	0.33	0.34	0.33
Net realized and unrealized gains (losses) on investments	(0.46)	0.38	0.09	0.29	(0.29)

Total from investment operations	(0.19)	0.67	0.42	0.63	0.04
Distributions to shareholders from
Net investment income	(0.27)	(0.29)	(0.32)	(0.34)	(0.33)
Net asset value, end of period	$11.65	$12.11	$11.73	$11.63	$11.34
Total return[2]	(1.58)%	5.83%	3.66%	5.67%	0.27%
Ratios to average net assets (annualized)
Gross expenses	1.65%	1.65%	1.65%	1.66%[3]	1.63%[3]
Net expenses	1.49%	1.49%	1.49%	1.49%[3]	1.50%[3]
Net investment income	2.27%	2.46%	2.78%	3.00%[3]	2.79%[3]
Supplemental data
Portfolio turnover rate	20%	13%	15%	15%	14%
Net assets, end of period (000s omitted)	$16,323	$19,493	$13,062	$11,192	$9,798

[1]	Calculated based upon average shares outstanding

[2]	Total return calculations do not include any sales charges.

[3]	Ratios include interest and fee expense relating to inverse floating-rate obligations as follows:

Year ended June 30, 2014	0.00%
Year ended June 30, 2013	0.01%

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Pennsylvania Tax-Free Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended June 30
INSTITUTIONAL CLASS	2017	2016	2015	2014	2013
Net asset value, beginning of period	$12.13	$11.75	$11.65	$11.36	$11.65
Net investment income	0.39 [1]	0.41 [1]	0.44	0.45	0.45 [1]
Net realized and unrealized gains (losses) on investments	(0.46)	0.38	0.10	0.29	(0.29)

Total from investment operations	(0.07)	0.79	0.54	0.74	0.16
Distributions to shareholders from
Net investment income	(0.39)	(0.41)	(0.44)	(0.45)	(0.45)
Net asset value, end of period	$11.67	$12.13	$11.75	$11.65	$11.36
Total return	(0.58)%	6.88%	4.70%	6.72%	1.28%
Ratios to average net assets (annualized)
Gross expenses	0.57%	0.57%	0.57%	0.58%[2]	0.55%[2]
Net expenses	0.49%	0.49%	0.49%	0.49%[2]	0.50%[2]
Net investment income	3.27%	3.47%	3.78%	4.00%[2]	3.79%[2]
Supplemental data
Portfolio turnover rate	20%	13%	15%	15%	14%
Net assets, end of period (000s omitted)	$102,672	$132,844	$106,769	$119,276	$148,684

[1]	Calculated based upon average shares outstanding

[2]	Ratios include interest and fee expense relating to inverse floating-rate obligations as follows:

Year ended June 30, 2014	0.00%
Year ended June 30, 2013	0.01%

The accompanying notes are an integral part of these financial statements.

Notes to financial statements	Wells Fargo Pennsylvania Tax-Free Fund	19

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Pennsylvania Tax-Free Fund (the “Fund”) which is a diversified series of the Trust.

Effective at the close of business on December 5, 2016, Class B shares were converted to Class A shares and are no longer offered by the Fund. Information for Class B shares reflected in the financial statements represents activity through December 5, 2016.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.

Debt securities are valued at the evaluated bid price provided by an independent pricing service or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.

Investments in registered open-end investment companies are valued at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Fund. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Management Valuation Team of Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Management Valuation Team which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market values, to assess the continued appropriateness of the fair valuation methodologies used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the inputs considered in the valuation process until there is a readily available price provided on an exchange or by an independent pricing service. Valuations received from an independent pricing service or independent broker-dealer quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the manager and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

When-issued transactions

The Fund may purchase securities on a forward commitment or when-issued basis. The Fund records a when-issued transaction on the trade date and will segregate assets in an amount at least equal in value to the Fund’s commitment to purchase when-issued securities. Securities purchased on a when-issued basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily based on the effective interest method. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has been determined to be doubtful based on consistently applied procedures and the fair value has decreased. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

20	Wells Fargo Pennsylvania Tax-Free Fund	Notes to financial statements

Distributions to shareholders

Distributions to shareholders from net investment income are accrued daily and paid monthly. Distributions from net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior the Fund’s fiscal year end may be categorized as a tax return of capital.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable and tax-exempt income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The primary permanent difference causing such reclassifications is due to expiration of capital loss carryforwards. At June 30, 2017, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Paid-in capital	Overdistributed net investment income	Accumulated net realized losses on investments
$(5,880,846)	$5,078	$5,875,768

As of June 30, 2017, the Fund had capital loss carryforwards which consist of $829,936 in short-term capital losses.

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

∎	Level 1 – quoted prices in active markets for identical securities

∎	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

∎	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

Notes to financial statements	Wells Fargo Pennsylvania Tax-Free Fund	21

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of June 30, 2017:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:

Municipal obligations	$0	$161,648,181	$0	$161,648,181

Short-term investments
Investment companies	1,180,647	0	0	1,180,647
Total assets	$1,180,647	$161,648,181	$0	$162,828,828

The Fund recognizes transfers between levels within the fair value hierarchy at the end of the reporting period. At June 30, 2017, the Fund did not have any transfers into/out of Level 1, Level 2, or Level 3.

4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES

Management fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”), is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser, providing fund-level administrative services in connection with the Fund’s operations, and providing any other fund-level administrative services reasonably necessary for the operation of the Fund. As compensation for its services under the investment management agreement, Funds Management is entitled to receive an annual management fee starting at 0.40% and declining to 0.28% as the average daily net assets of the Fund increase. For the year ended June 30, 2017, the management fee was equivalent to an annual rate of 0.40% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. Wells Capital Management Incorporated, an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.20% and declining to 0.10% as the average daily net assets of the Fund increase.

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:

Class-level administration fee
Class A, Class B, Class C	0.16%
Institutional Class	0.08

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses. Funds Management has committed through October 31, 2017 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 0.74% for Class A shares, 1.49% for Class C shares, and 0.49% for Institutional Class shares. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

During the year ended June 30, 2017, State Street Bank and Trust Company, the Fund’s custodian, reimbursed the Fund $5,414 for certain out-of-pocket expenses that were billed to the Fund in error from 1998-2015. This amount is included in interest income on the Statement of Operations. In addition, Funds Management was also reimbursed $4,188 for waivers/reimbursements it made to the Fund during the period the Fund was erroneously billed.

22	Wells Fargo Pennsylvania Tax-Free Fund	Notes to financial statements

Distribution fees

The Trust has adopted a distribution plan for Class B and Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to Class B and Class C shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class B and Class C shares.

In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class B and Class C shares. For the year ended June 30, 2017, Funds Distributor received $4,919 from the sale of Class A shares. No contingent deferred sales charges were incurred by Class A, Class B, and Class C shares for the year ended June 30, 2017.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class B, and Class C of the Fund are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended June 30, 2017 were $37,730,165 and $75,754,638, respectively.

The Fund may purchase or sell investment securities to other Wells Fargo affiliates pursuant to Rule 17a-7 of the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices. Interfund trades are included within the respective purchases and sales amounts shown.

6. BANK BORROWINGS

The Trust (excluding the money market funds and certain other funds) and Wells Fargo Variable Trust are parties to a $250,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund. Prior to August 30, 2016, the revolving credit agreement amount was $200,000,000 and the annual commitment fee was equal to 0.20% of the unused balance which was allocated to each participating fund.

For the year ended June 30, 2017, there were no borrowings by the Fund under the agreement.

7. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid was $5,879,546 and $6,202,910 of tax-exempt income for the years ended June 30, 2017 and June 30, 2016, respectively.

As of June 30, 2017, the components of distributable earnings on a tax basis were as follows:

Unrealized gains	Capital loss carryforward
$7,634,577	$(829,936)

8. CONCENTRATION RISK

The Fund invests a substantial portion of its assets in issuers of municipal debt securities located in a single state or territories of the U.S. Therefore, it may be more affected by economic and political developments in that state or region than would be a comparable general tax-exempt fund.

9. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course

Notes to financial statements	Wells Fargo Pennsylvania Tax-Free Fund	23

of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

10. REGULATORY CHANGES

In October 2016, the Securities and Exchange Commission (“SEC”) adopted new rules and forms and amended existing rules and forms (together, “final rules”) intended to modernize and enhance the reporting and disclosure of information by registered investment companies and to enhance liquidity risk management by open-end mutual funds and exchange-traded funds. The final rules will enhance the quality of information available to investors and will allow the SEC to more effectively collect and use data reported by funds. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in the Fund’s financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management has evaluated the amendments to Regulation S-X and its adoption will result in enhanced financial disclosures in the Fund’s financial statements. Management continues to evaluate the reporting requirements for the new form types (compliance date is June 1, 2018) and the implementation of the liquidity risk management program (compliance date is December 1, 2018).

24	Wells Fargo Pennsylvania Tax-Free Fund	Report of independent registered public accounting firm

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Wells Fargo Pennsylvania Tax-Free Fund (the “Fund”), one of the funds constituting the Wells Fargo Funds Trust, as of June 30, 2017, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2017, by correspondence with custodians and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Pennsylvania Tax-Free Fund as of June 30, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

August 25, 2017

Other information (unaudited)	Wells Fargo Pennsylvania Tax-Free Fund	25

TAX INFORMATION

Pursuant to Section 852 of the Internal Revenue Code, 100% of distributions paid from net investment income is designated as exempt-interest dividends for the fiscal year ended June 30, 2017.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wellsfargofunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at wellsfargofunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available monthly on the Fund’s website (wellsfargofunds.com), on a one-month delayed basis. In addition, top ten holdings information (excluding derivative positions) for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

26	Wells Fargo Pennsylvania Tax-Free Fund	Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 148 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Board member of the Forté Foundation (non-profit organization) and the Vincent Memorial Hospital Endowment (non-profit organization), where he serves on the Investment Committee and as a Chair of the Audit Committee. Mr. Ebsworth is a CFA® charterholder.	Asset Allocation Trust
Jane A. Freeman (Born 1953)	Trustee, since 2015	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is a Board Member of Ruth Bancroft Garden (non-profit organization) and an inactive chartered financial analyst.	Asset Allocation Trust
Peter G. Gordon** (Born 1942)	Trustee, since 1998; Chairman, since 2005	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College.	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (charter school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust

Other information (unaudited)	Wells Fargo Pennsylvania Tax-Free Fund	27

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust
Timothy J. Penny (Born 1951)	Trustee, since 1996: Vice Chairman, since 2017	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Trustee of the Evergreen Funds complex (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

**	Peter Gordon is expected to retire on December 31, 2017.

Advisory Board Members

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer	Current other public company or investment company directorships
James G. Polisson (Born 1959)	Advisory Board Member, since 2017	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors (Blackrock) from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Prior thereto, Vice President, Fidelity Retail Mutual Fund Group from 1996 to 1998 and Risk Management Practice Manager, Fidelity Consulting from 1995 to 1996. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	Asset Allocation Trust
Pamela Wheelock (Born 1959)	Advisory Board Member, since 2017	Chief Operating Officer, Twin Cities Habitat for Humanity, since January, 2017. Vice President of University Services, University of Minnesota from 2012 to 2017. Prior thereto, Interim President and Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2010 to 2011, Chairman of the Board from 2009 to 2011 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently on the Board of Directors, Governance Committee and Finance Committee, for the Minnesota Philanthropy Partners (Saint Paul Foundation) since 2012 and Board Chair of the Minnesota Wild Foundation since 2010.	Asset Allocation Trust

28	Wells Fargo Pennsylvania Tax-Free Fund	Other information (unaudited)

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.
Nancy Wiser[1] (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Officer, since 2003	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Assistant General Counsel of Wells Fargo Bank, N.A. since 2013 and Vice President and Managing Counsel of Wells Fargo Bank, N.A. from 1996 to 2013.
Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Senior Vice President and Chief Compliance Officer since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.
Jeremy DePalma[1] (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

[1]	Nancy Wiser acts as Treasurer of 69 funds in the Fund Complex. Jeremy DePalma acts as Treasurer of 79 funds and Assistant Treasurer of 69 funds in the Fund Complex.

[2]	The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wellsfargofunds.com.

Other information (unaudited)	Wells Fargo Pennsylvania Tax-Free Fund	29

BOARD CONSIDERATION OF INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS:

Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”) must determine annually whether to approve the continuation of the Trust’s investment management and sub-advisory agreements. In this regard, at an in-person meeting held on May 16-17, 2017 (the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment management and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for Wells Fargo Pennsylvania Tax-Free Fund (the “Fund”): (i) an investment management agreement (the “Management Agreement”) with Wells Fargo Funds Management, LLC (“Funds Management”); and (ii) an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Wells Capital Management Incorporated (the “Sub-Adviser”), an affiliate of Funds Management. The Management Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.”

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at an in-person meeting in April 2017, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2017. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable. The Board considered the approval of the Advisory Agreements for the Fund as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included a description of the investment advisory services and Fund-level administrative services covered by the Management Agreement, as well as, among other things, a summary of the background and experience of senior management of Funds Management, a summary of certain organizational and personnel changes involving Funds Management and the Sub-Adviser, and a description of Funds Management’s and the Sub-Adviser’s business continuity planning programs and of their approaches to data privacy and cybersecurity. The Board also considered the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund.

The Board evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates.

Fund performance and expenses

The Board considered the performance results for the Fund over various time periods ended December 31, 2016. The Board considered these results in comparison to the performance of funds in a universe that was determined by

30	Wells Fargo Pennsylvania Tax-Free Fund	Other information (unaudited)

Broadridge Inc. (“Broadridge”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe. The Board noted that the performance of the Fund (Class A) was higher than or in range of the average performance of the Universe for all periods under review except the one-year period. The Board also noted that the performance of the Fund was higher than or in range of its benchmark, the Bloomberg Barclays Municipal Bond Index, for all periods under review except the one-year period.

The Board received information concerning, and discussed factors contributing to, the underperformance of the Fund relative to the Universe and benchmark for the periods identified above. The Board took note of the explanations for the relative underperformance during these periods, including with respect to investment decisions and market factors that affected the Fund’s performance. The Board took note of the Fund’s performance relative to the Universe and benchmark over the longer term time periods under review.

The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Broadridge to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year. Based on the Broadridge reports, the Board noted that the net operating expense ratios of the Fund were lower than the median net operating expense ratios of the expense Groups for all share classes.

The Board took into account the Fund performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreements.

Investment management and sub-advisory fee rates

The Board reviewed and considered the contractual fee rates payable by the Fund to Funds Management under the Management Agreement, as well as the contractual fee rates payable by the Fund to Funds Management for class-level administrative services under a Class-Level Administration Agreement, which include, among other things, class-level transfer agency and sub-transfer agency costs (collectively, the “Management Rates”). The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Adviser for investment sub-advisory services.

Among other information reviewed by the Board was a comparison of the Fund’s Management Rates with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the funds in the expense Groups. The Board noted that the Management Rates of the Fund were lower than or equal to the sum of these average rates for the Fund’s expense Groups for all share classes.

The Board also received and considered information about the portion of the total management fee that was retained by Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. Given the affiliation between Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of fees between them.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing mutual funds compared with those associated with managing assets of non-mutual fund clients such as institutional separate accounts.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Funds Management under the Management Agreement and to the Sub-Adviser under the Sub-Advisory Agreement was reasonable.

Profitability

The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of Wells Fargo as a whole, from providing services to the Fund and the fund family as a whole. The Board also received and considered information concerning the profitability of the Sub-Adviser from providing services to the fund

Other information (unaudited)	Wells Fargo Pennsylvania Tax-Free Fund	31

family as a whole, noting that the Sub-Adviser’s profitability information with respect to providing services to the Fund was subsumed in the Wells Fargo and Funds Management profitability analysis.

Funds Management reported on the methodologies and estimates used in calculating profitability, including a description of the methodology used to allocate certain expenses. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size and type of fund. Based on its review, the Board did not deem the profits reported by Funds Management or Wells Fargo from its services to the Fund to be at a level that would prevent it from approving the continuation of the Advisory Agreements.

Economies of scale

With respect to possible economies of scale, the Board noted the existence of breakpoints in the Fund’s management fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size. It considered that, for a small fund or a fund that shrinks in size, breakpoints conversely can result in higher fee levels. The Board also considered that in addition to management fee breakpoints, competitive management fee rates set at the outset without regard to breakpoints and fee waiver and expense reimbursement arrangements are means of sharing potential economies of scale with shareholders of the Fund. The Board considered Funds Management’s view, which Funds Management indicated was supported by independent third-party industry studies which were summarized for the Board, that any analyses of potential economies of scale in managing a particular fund are inherently limited in light of the joint and common costs and investments that Funds Management incurs across the fund family as a whole.

The Board concluded that the Fund’s fee and expense arrangements, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.

Other benefits to Funds Management and the Sub-Adviser

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund. The Board noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser, fees earned by Funds Management and the Sub-Adviser from managing a private investment vehicle for the fund family’s securities lending collateral and commissions earned by an affiliated broker from portfolio transactions.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.

Conclusion

At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable.

32	Wells Fargo Pennsylvania Tax-Free Fund	List of abbreviations

The following is a list of common abbreviations for terms and entities that may have appeared in this report.

ACA	— ACA Financial Guaranty Corporation
ADR	— American depositary receipt
ADS	— American depositary shares
AGC	— Assured Guaranty Corporation
AGM	— Assured Guaranty Municipal
Ambac	— Ambac Financial Group Incorporated
AMT	— Alternative minimum tax
AUD	— Australian dollar
BAN	— Bond anticipation notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazilian real
CAB	— Capital appreciation bond
CAD	— Canadian dollar
CCAB	— Convertible capital appreciation bond
CDA	— Community Development Authority
CDO	— Collateralized debt obligation
CHF	— Swiss franc
CLO	— Collateralized loan obligation
CLP	— Chilean peso
COP	— Colombian peso
DKK	— Danish krone
DRIVER	— Derivative inverse tax-exempt receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-traded fund
EUR	— Euro
FDIC	— Federal Deposit Insurance Corporation
FFCB	— Federal Farm Credit Banks
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Administration
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British pound
GDR	— Global depositary receipt
GNMA	— Government National Mortgage Association
GO	— General obligation
HCFR	— Healthcare facilities revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher education facilities authority revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong dollar
HUD	— Department of Housing and Urban Development
HUF	— Hungarian forint
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Indonesian rupiah
IEP	— Irish pound
JPY	— Japanese yen
KRW	— Republic of Korea won
LIBOR	— London Interbank Offered Rate
LIFER	— Long Inverse Floating Exempt Receipts
LIQ	— Liquidity agreement
LLC	— Limited liability company
LLLP	— Limited liability limited partnership
LLP	— Limited liability partnership
LOC	— Letter of credit
LP	— Limited partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multifamily housing revenue
MSTR	— Municipal securities trust receipts
MTN	— Medium-term note
MUD	— Municipal Utility District
MXN	— Mexican peso
MYR	— Malaysian ringgit
National	— National Public Finance Guarantee Corporation
NGN	— Nigerian naira
NOK	— Norwegian krone
NZD	— New Zealand dollar
PCFA	— Pollution Control Financing Authority
PCL	— Public Company Limited
PCR	— Pollution control revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable floating option tax-exempt receipts
PJSC	— Public Joint Stock Company
plc	— Public limited company
PLN	— Polish zloty
PUTTER	— Puttable tax-exempt receipts
R&D	— Research & development
Radian	— Radian Asset Assurance
RAN	— Revenue anticipation notes
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real estate investment trust
ROC	— Reset option certificates
RON	— Romanian lei
RUB	— Russian ruble
SAVRS	— Select auction variable rate securities
SBA	— Small Business Authority
SDR	— Swedish depositary receipt
SEK	— Swedish krona
SFHR	— Single-family housing revenue
SFMR	— Single-family mortgage revenue
SGD	— Singapore dollar
SPA	— Standby purchase agreement
SPDR	— Standard & Poor’s Depositary Receipts
SPEAR	— Short Puttable Exempt Adjustable Receipts
STRIPS	— Separate trading of registered interest and
principal securities
TAN	— Tax anticipation notes
TBA	— To be announced
THB	— Thai baht
TIPS	— Treasury inflation-protected securities
TRAN	— Tax revenue anticipation notes
TRY	— Turkish lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
ZAR	— South African rand

For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, email, visit the Fund’s website, or call:

Wells Fargo Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: fundservice@wellsfargo.com

Website: wellsfargofunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wellsfargofunds.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Asset Management (WFAM) is a trade name used by the asset management businesses of Wells Fargo & Company. Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the funds. The funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA, an affiliate of Wells Fargo & Company. Neither Wells Fargo Funds Management nor Wells Fargo Funds Distributor has Fund customer accounts/assets, and neither provides investment advice/recommendations or acts as an investment advice fiduciary to any investor.

NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

© 2017 Wells Fargo Funds Management, LLC. All rights reserved.

304897 08-17 A255/AR255 06-17

Annual Report

June 30, 2017

Wells Fargo Short-Term Municipal Bond Fund

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The views expressed and any forward-looking statements are as of June 30, 2017, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

2	Wells Fargo Short-Term Municipal Bond Fund	Letter to shareholders (unaudited)

Andrew Owen

President

Wells Fargo Funds

Many equity markets advanced during this reporting period, supported by modest economic growth despite political uncertainty.

Dear Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Short-Term Municipal Bond Fund for the 12-month period that ended June 30, 2017. Many equity markets advanced during this reporting period, supported by modest economic growth despite political uncertainty. U.S. and international stocks returned 17.90% and 20.45% for the 12-month period, respectively, as measured by the S&P 500 Index1 and the MSCI ACWI ex USA Index (Net).2 Within fixed income, the Bloomberg Barclays U.S. Aggregate Bond Index3 returned -0.31% and the Bloomberg Barclays Municipal Bond Index4 returned -0.49% as interest rates rose from low levels.

Globally, stocks delivered positive results in the third quarter of 2016; bonds’ interest rates remained low.

Stocks’ upward trend continued into August 2016 and then lost some steam. Ever since the Great Recession, markets worldwide have been supported to varying degrees by accommodative policies from leading central banks, including the Federal Reserve (Fed), European Central Bank (ECB), Bank of England, and Bank of Japan. As a result, investors have watched closely for any signs that global central banks might tighten their measures. In the U.S., early-September comments by several Fed officials appeared to suggest a September interest-rate increase, which sent stock and bond prices down. However, stocks surged following the Fed’s September 20th meeting on news that the Fed had decided to delay a rate increase to later in 2016. In bond markets, interest rates rose during the quarter but remained at historically low levels as a result of easy monetary policies, subdued global growth, and modest inflation expectations. Yields did rise, however, after bottoming in early July, because market participants felt that yields had overshot the real risks of the U.K.’s vote to exit the European Union and as economic activity strengthened.

During the fourth quarter of 2016, prospects for faster growth and higher interest rates in the U.S. influenced markets.

Early in the fourth quarter of 2016, U.S. stocks tended to trade lower amid concerns such as a likely interest-rate increase and uncertainty over the approaching general election. However, following Donald Trump’s election as president in early November, U.S. stocks began to rally. Investors appeared optimistic that the new administration would usher in a series of progrowth policies, and supportive economic news helped the rally carry through the quarter. The buoyant environment sent interest rates higher as well. At its mid-December meeting, Fed officials raised their target interest rate for the first time in a year by a quarter percentage point to between 0.50% and 0.75%. The fourth quarter also saw the implementation of the Securities and Exchange Commission’s new rules for money market funds, which included floating net asset values (NAVs) for institutional prime and municipal money market funds as well as the possibility of liquidity fees and redemption gates. In the year leading up to money market fund reform implementation, nearly $1 trillion in assets moved from these types of money market funds into government money market funds, which continued to transact at a stable $1 NAV. Outside of the U.S., the prospects for faster U.S. growth appeared to trigger some acceleration in Europe.

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[2]	The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the United States and Canada. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[3]	The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar–denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[4]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

Letter to shareholders (unaudited)	Wells Fargo Short-Term Municipal Bond Fund	3

Economies improved in the first quarter of 2017, supporting markets.

Stocks rallied globally through the first quarter of 2017, supported by signs of improvement in the U.S. and global economies. U.S. economic data released during the quarter reflected a healthy economy. Hiring remained strong, and business and consumer sentiment improved. In March, Fed officials raised their target interest rate by a quarter percentage point to between 0.75% and 1.00%. With the Fed’s target interest rate increase, short-term bond yields rose during the quarter. Meanwhile, longer-term Treasury yields were little changed, leading to positive performance. Investment-grade and high-yield bonds benefited from strong demand. Municipal bond returns were positive in the quarter, helped by strong demand and constrained new-issue supply. Outside of the U.S., stocks in emerging markets generally outperformed stocks in the U.S. and international developed markets because they benefited from both global economic growth and recent weakening in the U.S. dollar. European stocks also outperformed the U.S. market.

Steady advancement in many markets marked the second quarter of 2017.

With steady, modest economic growth both in the U.S. and abroad during the second quarter of 2017, most equity markets in the U.S. and abroad advanced with few signs of volatility. Within the economy, U.S. inflation trended lower despite the unemployment rate continuing to decline. Ten-year U.S. Treasury yields declined, resulting in stronger prices for long-term bonds. As was widely expected, Fed officials in June again raised their target interest rate by a quarter percentage point to between 1.00% and 1.25%. They also released a blueprint for reducing the Fed’s balance sheet, which had ballooned due to quantitative easing. Although economic momentum increased in Europe, the ECB held its rates steady at low levels because underlying inflation remained subdued. In emerging markets, many countries benefited from stronger currencies versus the U.S. dollar.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest in Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Andrew Owen

President

Wells Fargo Funds

Periods of uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future.

For further information about your Fund, contact your investment professional, visit our website at wellsfargofunds.com, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

4	Wells Fargo Short-Term Municipal Bond Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks current income exempt from federal income tax consistent with capital preservation.

Manager

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Wendy Casetta

Lyle J. Fitterer, CFA®, CPA

Average annual total returns (%) as of June 30, 20171

		Including sales charge			Excluding sales charge			Expense ratios[2] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[3]
Class A (WSMAX)	7-18-2008	(1.87)	0.49	2.11	0.14	0.90	2.32	0.75	0.63
Class C (WSSCX)	1-31-2003	(1.61)	0.15	1.54	(0.61)	0.15	1.54	1.50	1.38
Administrator Class (WSTMX)	7-30-2010	–	–	–	0.17	0.90	2.31	0.69	0.60
Institutional Class (WSBIX)	3-31-2008	–	–	–	0.37	1.13	2.52	0.42	0.40
Bloomberg Barclays 1-3 Year Composite Municipal Bond Index[4]	–	–	–	–	0.51	0.98	2.26	–	–

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargofunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 2.00%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Administrator Class and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. Changes in market conditions and government policies may lead to periods of heightened volatility in the bond market and reduced liquidity for certain bonds held by the Fund. In general, when interest rates rise, bond values fall and investors may lose principal value. Interest-rate changes and their impact on the Fund and its share price can be sudden and unpredictable. High-yield securities have a greater risk of default and tend to be more volatile than higher-rated debt securities. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to high-yield securities risk and municipal securities risk. Consult the Fund’s prospectus for additional information on these and other risks. A portion of the Fund’s income may be subject to federal, state, and/or local income taxes or the Alternative Minimum Tax (AMT). Any capital gains distributions may be taxable.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Short-Term Municipal Bond Fund	5

Growth of $10,000 investment as of June 30, 2017[5]

[1]	Historical performance shown for Class A shares prior to their inception reflects the performance of the former Investor Class shares, and includes the higher expenses applicable to the former Investor Class shares (except during those periods in which expenses of Class A shares would have been higher than those of the former Investor Class shares, no such adjustment is reflected). If these expenses had not been included, returns would be higher for Class A shares. Historical performance shown for Administrator Class shares prior to their inception reflects the performance of Institutional Class shares, adjusted to reflect the higher expenses applicable to Administrator Class shares. Historical performance shown for Institutional Class shares prior to their inception reflects the performance of the former Investor Class shares, and includes the higher expenses applicable to the former Investor Class shares. If these expenses had not been included, returns for Institutional Class shares would be higher.

[2]	Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.

[3]	The manager has contractually committed through October 31, 2017, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waivers at the amounts shown. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses, and extraordinary expenses are excluded from the expense cap. Without this cap, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio or the Fund’s Total Annual Fund Operating Expenses After Fee Waivers, as stated in the prospectuses.

[4]	The Bloomberg Barclays 1-3 Year Composite Municipal Bond Index is a blended index weighted 50% in the Bloomberg Barclays 1-Year Municipal Bond Index and 50% in the Barclays 3-Year Municipal Bond Index. You cannot invest directly in an index.

[5]	The chart compares the performance of Class A shares for the most recent ten years with the Bloomberg Barclays 1-3 Year Composite Municipal Bond Index. The chart assumes a hypothetical $10,000 investment in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 2.00%.

[6]	Amounts are calculated based on the total investments of the Fund. These amounts are subject to change and may have changed since the date specified.

[7]	The credit quality distribution of portfolio holdings reflected in the chart is based on ratings from Standard & Poor’s, Moody’s Investors Service, and/or Fitch Ratings Ltd. Credit quality ratings apply to the underlying holdings of the Fund and not to the Fund itself. The percentages of the Fund’s portfolio with the ratings depicted in the chart are calculated based on the total market value of fixed income securities held by the Fund. If a security was rated by all three rating agencies, the middle rating was utilized. If rated by two of three rating agencies, the lower rating was utilized, and if rated by one of the rating agencies, that rating was utilized. Standard & Poor’s rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Ratings from A to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories. Standard & Poor’s rates the creditworthiness of short-term notes from SP-1 (highest) to SP-3 (lowest). Moody’s rates the creditworthiness of bonds, ranging from Aaa (highest) to C (lowest). Ratings Aa to B may be modified by the addition of a number 1 (highest) to 3 (lowest) to show relative standing within the ratings categories. Moody’s rates the creditworthiness of short-term U.S. tax-exempt municipal securities from MIG 1/VMIG 1 (highest) to SG (lowest). Fitch rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Credit quality distribution is subject to change and may have changed since the date specified.

[8]	The SIFMA Municipal Swap Index is a seven-day high-grade market index composed of tax-exempt variable-rate demand obligations with certain characteristics. The index is calculated and published by Bloomberg. The index is overseen by SIFMA’s Municipal Swap Index Committee. You cannot invest directly in an index.

6	Wells Fargo Short-Term Municipal Bond Fund	Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

∎	The Fund underperformed its benchmark, the Bloomberg Barclays 1–3 Year Composite Municipal Bond Index, for the 12-month period that ended June 30, 2017.

∎	Issue selection within industrial development revenue (IDR) bonds was the largest detractor from performance. Exposure to Illinois- and New Jersey-related debt added to performance as investors searched for higher yields.

∎	The Fund’s short duration throughout the year contributed to performance. We positioned the Fund along attractive parts of the front end of the yield curve and maintained a large liquidity position, which we expect to deploy in a higher-interest-rate environment.

Effective maturity distribution as of June 30, 2017[6]

The Fed continued to normalize monetary policy.

During the first half of the reporting period, increased volatility and record-high supply characterized the municipal bond markets. (Supply hit a historical peak in calendar year 2016.) Stronger economic data and greater inflation expectations caused an initial 35- to 40-basis-point (bp; 100 bps equals 1.00%) Treasury bond yield increase from August through October. Flows into municipal funds turned negative in November, when interest rates rose. Treasury yields increased an additional 50 bps in late 2016 due to the prospect of fiscal stimulus and tax reform under the new U.S. administration as well as the Federal Reserve’s (Fed’s) 25-bp rate hike in December 2016.

In the second half of the fiscal year, the Fed raised rates twice despite expectations of low inflation and a weaker-than-expected U.S. gross domestic product. Fund flows stabilized as interest rates remained within a tight range for the rest of the period and this investor demand provided support for municipals. Municipal yields declined compared with Treasury yields as the presidential administration expressed support for the municipal tax exemption and repeal of the Alternative Minimum Tax.

Credit quality as of June 30, 2017[7]

Credit-quality allocation aided results.

The Fund’s overweight to A-rated and BBB-rated debt contributed to results as lower-rated bonds outperformed higher-quality bonds during the period. In addition, the Fund’s overweight to A-rated and BBB-rated bonds with relatively short maturities allowed a competitive yield without additional significant duration risk. Money market reform became effective in mid-October 2016, causing the SIFMA Municipal Swap Index8 to spike due to significant redemptions from tax-exempt money market funds. The increase in this index benefited the Fund’s variable-rate demand notes and floating-rate notes.

The Fund’s holdings within the local general obligation, hospital, and education sectors also performed well. However, issue selection in the industrial development revenue sector significantly detracted from results, specifically holdings in FirstEnergy Solutions Corporation (an unregulated energy-generation subsidiary of FirstEnergy Corporation, which was not itself a Fund holding). Pricing dynamics are changing quickly within the energy-generation sector, and FirstEnergy had stated its desire to exit that business within the next five years. The exit process accelerated in late 2016, and questions regarding the overall value of its assets led to a price decline in the bonds. We continue to hold most of these bonds because we believe that recovery values will eventually exceed current valuations.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Short-Term Municipal Bond Fund	7

The absence of a state budget and political tensions continued to cause volatility within Illinois; however, the state’s bonds produced some of the Fund’s highest returns. The Fund has been overweight Illinois bonds for several years due to ongoing above-market returns—a trade-off, in our view, for its credit issues. We continue to believe that Illinois’ economic backdrop and its ability to raise revenues, combined with Governor Rauner’s focus on cutting expenses, may ultimately lead to tighter spreads. Several other states have come under pressure for high levels of unfunded pension liabilities, such as Connecticut, Kentucky, and Pennsylvania; we remain cautious when making investments in these and other states with underfunded pensions.

We expect a higher-interest-rate environment in coming months.

During the reporting period, the Fed’s rate hikes were largely anticipated, following a pattern it had previously signaled. In early 2017, the Fed revealed plans to start the process of unwinding its balance sheet. In our view, as long as economic indicators such as unemployment and inflation remain within the Fed’s guidelines, we expect rates to continue to increase as the economy improves. We believe the Fund is positioned to do well in a rising-interest-rate environment due to the Fund’s short duration and overweight to credit.

Please see footnotes on page 5.

8	Wells Fargo Short-Term Municipal Bond Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from January 1, 2017 to June 30, 2017.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 1-1-2017	Ending account value 6-30-2017	Expenses paid during the period¹	Annualized net expense ratio
Class A
Actual	$1,000.00	$1,011.82	$3.14	0.63%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.67	$3.16	0.63%
Class C
Actual	$1,000.00	$1,008.07	$6.87	1.38%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.95	$6.90	1.38%
Administrator Class
Actual	$1,000.00	$1,011.97	$2.99	0.60%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.82	$3.01	0.60%
Institutional Class
Actual	$1,000.00	$1,012.97	$2.00	0.40%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.81	$2.01	0.40%

[1]	Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Portfolio of investments—June 30, 2017	Wells Fargo Short-Term Municipal Bond Fund	9

Security name	Interest rate	Maturity date	Principal	Value

Municipal Obligations: 97.57%

Alabama: 0.93%
Alabama Black Belt Energy Gas District Series A (Utilities Revenue, Royal Bank of Canada LIQ) ±	4.00%	7-1-2046	$10,000,000	$10,793,400
Board of Education of Shelby County AL Public School Warrants Series 2016 (Tax Revenue)	4.00	2-1-2020	410,000	435,592
Jefferson County AL Warrants Series C (GO Revenue)	4.90	4-1-2021	21,665,000	22,494,770
Jefferson County AL Warrants Series D (Water & Sewer Revenue)	5.00	10-1-2018	1,890,000	1,949,025
Mobile County AL Industrial Development Board PCR Alabama Power Company Barry Plant (Industrial Development Revenue) ±	1.63	7-15-2034	12,500,000	12,527,750

				48,200,537

Alaska: 0.08%
Alaska Housing Finance Corporation Series A (Housing Revenue, FHLB SPA) ø	0.87	12-1-2041	2,375,000	2,375,000
Alaska IDA Snettisham Hydroelectric Project (Utilities Revenue)	5.00	1-1-2021	1,400,000	1,538,908

				3,913,908

Arizona: 2.38%
Arizona Board of Regents Certificate of Participation Series A (Education Revenue)	5.00	6-1-2021	3,000,000	3,394,320
Cochise County AZ Community College District of Cochise County Series 2016A (Education Revenue, Build America Mutual Assurance Company Insured)	5.00	7-1-2020	405,000	444,589
Cochise County AZ Community College District of Cochise County Series 2016A (Education Revenue, Build America Mutual Assurance Company Insured)	5.00	7-1-2021	425,000	477,823
Coconino County AZ PCR (Industrial Development Revenue) ±	1.80	9-1-2032	7,100,000	7,086,226
Maricopa County AZ Certificate of Participation (Miscellaneous Revenue)	3.00	7-1-2017	3,500,000	3,500,210
Maricopa County AZ Certificate of Participation (Miscellaneous Revenue)	5.00	7-1-2017	32,500,000	32,503,900
Maricopa County AZ Certificate of Participation (Miscellaneous Revenue)	5.00	7-1-2018	6,100,000	6,344,122
Maricopa County AZ PCR Series A (Utilities Revenue) ±	2.40	6-1-2043	9,800,000	9,867,620
Maricopa County AZ PCR Series B (Utilities Revenue)	5.20	6-1-2043	2,500,000	2,714,350
Maricopa County AZ Unified School District #89 Refunding Bond Series 2016 (GO Revenue, Build America Mutual Assurance Company Insured)	2.00	7-1-2019	2,265,000	2,298,952
Navajo Nation AZ Refunding Bond Series A (Miscellaneous Revenue) 144A	2.90	12-1-2020	11,595,000	11,434,873
Navajo Nation AZ Tribal Utility Authority (Miscellaneous Revenue, Municipal Government Guaranty Insured)	4.00	1-1-2021	10,698,000	10,869,703
Phoenix AZ IDA Various Republic Services Incorporated Projects (Industrial Development Revenue) ±	1.30	12-1-2035	25,000,000	25,000,000
Scottsdale AZ IDA Scottsdale Healthcare Series D (Health Revenue)	5.00	9-1-2017	2,000,000	2,012,340
Verrado AZ Community Facilities District #1 Refunding Bond Series A (GO Revenue) 144A	4.00	7-15-2017	1,365,000	1,365,396
Verrado AZ Community Facilities District #1 Refunding Bond Series A (GO Revenue) 144A	4.00	7-15-2018	1,245,000	1,251,661
Yavapai County AZ IDA Waste Management Incorporated Project Series A2 (Resource Recovery Revenue) ±	1.60	3-1-2028	2,500,000	2,504,300

				123,070,385

California: 7.37%
Bay Area Toll Authority California San Francisco Bay Area Toll Bridge Series B (Transportation Revenue) ±	1.50	4-1-2047	13,750,000	13,769,113
California (GO Revenue) ±	4.00	12-1-2027	55,200,000	55,347,384
California Golden State Tobacco Securitization Series 2954 (Tobacco Revenue, Morgan Stanley Bank LIQ) 144Aø	1.46	6-1-2047	29,332,000	29,332,000

The accompanying notes are an integral part of these financial statements.

10	Wells Fargo Short-Term Municipal Bond Fund	Portfolio of investments—June 30, 2017

Security name	Interest rate	Maturity date	Principal	Value

California (continued)
California HFA Home Mortgage Series G (Housing Revenue)	4.95%	8-1-2023	$9,000,000	$9,021,600
California HFFA Kaiser Permanente Series C (Health Revenue) ø	0.90	6-1-2041	23,000,000	23,000,000
California Infrastructure & Economic Development Bank Museum Art Project Series A (Miscellaneous Revenue) ±	2.61	12-1-2037	12,185,000	12,251,652
California Infrastructure & Economic Development Bank Series A (Education Revenue) ±	1.91	8-1-2037	26,185,000	26,193,641
California Kindergarten Series A1 (GO Revenue, Citibank NA LOC) ø	0.61	5-1-2034	10,000,000	10,000,000
California PFA Village E Apartments Project Series A (Housing Revenue) ±	1.15	10-1-2019	7,400,000	7,400,518
California Refunding Bond Series B (GO Revenue) ±	1.81	5-1-2018	6,000,000	6,010,080
California Series D (GO Revenue) ±	1.44	12-1-2028	27,000,000	27,025,380
California PCR (Industrial Development Revenue) 144A	7.00	7-1-2022	2,575,000	2,628,457
California Index Floating Rate Series E (GO Revenue) ±	1.57	12-1-2029	18,000,000	18,071,820
California Series B5 (GO Revenue, U.S. Bank NA LOC) ø	0.83	5-1-2034	16,145,000	16,145,000
California Statewide CDA Health Facilities Catholic Series D (Health Revenue, AGM Insured) ±(m)	0.75	7-1-2041	14,850,000	14,850,000
California Statewide CDA Health Facilities Catholic Series E (Health Revenue, AGM Insured) ±(m)	1.19	7-1-2040	5,425,000	5,425,000
California Statewide CDA Health Facilities Catholic Series F (Health Revenue, AGM Insured) ±(m)	0.75	7-1-2040	4,100,000	4,100,000
Chula Vista CA Elementary School Building Projects Certificate of Participation Series A (Miscellaneous Revenue, AGM Insured)	5.00	9-1-2017	1,765,000	1,777,408
Chula Vista CA Elementary School Building Projects Certificate of Participation Series A (Miscellaneous Revenue, AGM Insured)	5.00	9-1-2018	1,985,000	2,076,250
Chula Vista CA Industrial Development Revenue San Diego Gas & Electric Company Series A (Utilities Revenue)	1.65	7-1-2018	5,570,000	5,573,119
Commerce CA RDA CAB Project #1 (Tax Revenue) ¤	0.00	8-1-2021	4,045,000	3,310,185
El Monte CA Union High School District (GO Revenue)	5.00	6-1-2018	5,840,000	6,055,496
Foothill-Eastern CA Transportation Corridor Agency Series B-1 (Transportation Revenue) ±	5.00	1-15-2053	25,085,000	25,155,238
Los Angeles CA Department Water & Power System Subordinate Series A-7 (Utilities Revenue, Bank of America NA SPA) ø	0.81	7-1-2035	30,000,000	30,000,000
Oakland CA Unified School District Alameda County Election of 2012 (GO Revenue)	5.00	8-1-2018	1,000,000	1,044,340
Oakland CA Unified School District Alameda County Election of 2012 (GO Revenue)	5.00	8-1-2019	1,000,000	1,081,790
Palomar CA Pomerado Health CAB Election of 2004 Series A (GO Revenue, National Insured) ¤	0.00	8-1-2019	2,215,000	2,139,535
Palomar CA Pomerado Health Care District Certificate of Participation Series C (Health Revenue, AGM Insured) ±(m)	1.73	11-1-2036	7,425,000	7,425,000
San Ysidro CA School District (GO Revenue, AGM Insured) ¤	0.00	8-1-2047	3,610,000	484,318
Southern California Metropolitan Water District Series B-2 (Water & Sewer Revenue, Landesbank Hessen-Thüringen SPA) ø	0.77	7-1-2037	10,000,000	10,000,000
Tender Option Bond Trust Receipt Series 2015-ZF0159 (GO Revenue, JPMorgan Chase & Company LIQ) 144Aø	1.11	8-1-2022	4,500,000	4,500,000
Washington Township CA Health Care District Series B (Health Revenue)	5.00	7-1-2020	600,000	654,774

				381,849,098

Colorado: 0.92%
Aurora CO E-470 Public Highway Authority CAB Series B (Transportation Revenue, National Insured) ¤	0.00	9-1-2018	2,000,000	1,968,520
Colorado HCFR Catholic Health Initiatives Series C2 (Health Revenue) ±	1.96	10-1-2039	8,500,000	8,457,925
Colorado HCFR Catholic Health Initiatives Series C4 (Health Revenue) ±	1.96	10-1-2039	3,495,000	3,477,036
Colorado HFA Traditions Englewood Project (Housing Revenue)	0.90	12-1-2017	7,000,000	7,000,140

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—June 30, 2017	Wells Fargo Short-Term Municipal Bond Fund	11

Security name	Interest rate	Maturity date	Principal	Value

Colorado (continued)
Colorado Springs Demand Utilities System Improvement Series 2010C (Utilities Revenue, JPMorgan Chase & Company SPA) ø	0.93%	11-1-2040	$10,000,000	$10,000,000
University of Colorado Hospital Authority Series 2017C-1 (Health Revenue) ±	5.00	11-15-2038	15,000,000	16,964,850

				47,868,471

Connecticut: 3.61%
Capital City CT EDFA Series B (Auto Parking Revenue) (Transportation Revenue, Bank of America NA SPA) ø	1.20	6-15-2024	12,180,000	12,180,000
Connecticut Economic Recovery Notes Series A (Miscellaneous Revenue) ±	1.26	1-1-2018	9,810,000	9,800,975
Connecticut HEFA Series 2010A-4 (Education Revenue) ±	1.20	7-1-2049	33,190,000	33,206,263
Connecticut HEFA Yale University Series X-2 (Education Revenue) ±	0.90	7-1-2037	34,000,000	33,984,700
Connecticut HEFAR Hartford Healthcare Series G (Health Revenue) ±	1.66	7-1-2049	10,000,000	9,995,800
Connecticut HEFAR Yale University Issue Series A (Education Revenue) ±	1.38	7-1-2035	12,890,000	12,930,217
Connecticut HEFAR Yale University Issue Series A-1 (Education Revenue) ±	1.00	7-1-2042	600,000	597,042
Connecticut Securities Industry and Financial Market Association Index Refunding Bond (Miscellaneous Revenue) ±	2.01	5-15-2019	3,500,000	3,529,785
Connecticut Series A (Miscellaneous Revenue) ±	1.46	3-1-2019	3,200,000	3,196,448
Connecticut Series A (Miscellaneous Revenue) ±	1.56	3-1-2020	8,285,000	8,276,052
Connecticut Series A (Miscellaneous Revenue) ±	1.83	5-15-2018	17,740,000	17,775,303
Connecticut Series A (Miscellaneous Revenue) ±	2.01	4-15-2019	5,600,000	5,625,704
Connecticut Series A (Miscellaneous Revenue) ±	2.26	3-1-2019	21,500,000	21,500,000
Connecticut Series D (GO Revenue) ±	1.43	9-15-2017	2,100,000	2,099,979
Hamden CT Refunding Bond (GO Revenue)	5.00	8-15-2017	1,500,000	1,507,350
Hamden CT Refunding Bond (GO Revenue)	5.00	8-15-2018	1,000,000	1,038,290
Hartford CT Series A (GO Revenue, AGM Insured)	5.00	7-1-2018	650,000	669,526
Hartford CT Series A (GO Revenue, AGM Insured)	5.00	7-1-2019	700,000	739,613
Hartford CT Series B (GO Revenue, AGM Insured)	5.00	10-1-2018	1,000,000	1,050,170
Mohegan Tribe of Indians of Connecticut (Miscellaneous Revenue)	2.65	12-15-2017	3,856,000	3,875,241
New Haven CT Series A (GO Revenue, AGM Insured)	3.00	11-1-2019	3,405,000	3,492,985

				187,071,443

Delaware: 0.02%
Delaware HCFR Nanticoke Memorial Hospital Project (Health Revenue)	5.00	7-1-2017	1,225,000	1,225,110

District of Columbia: 0.25%
District of Columbia Income Tax Secured Refunding Bond Series E (Tax Revenue) ±	1.66	12-1-2017	13,000,000	12,979,590

Florida: 1.86%
Brevard County FL HCFR Refunding Bond Health First Incorporated Series A (Health Revenue)	5.00	4-1-2018	1,140,000	1,171,555
Brevard County FL Space Coast Infrastructure Agency I-95 Project (Industrial Development Revenue)	4.00	6-15-2018	5,695,000	5,833,389
Escambia County FL Gulf Power Company Project (Utilities Revenue) ±	1.40	4-1-2039	9,500,000	9,508,550
Florida Mid-Bay Bridge Authority Series C (Transportation Revenue)	5.00	10-1-2019	675,000	721,062
Florida Mid-Bay Bridge Authority Series C (Transportation Revenue)	5.00	10-1-2020	785,000	857,613
Gainesville FL Utilities System Series B (Utilities Revenue, Barclays Bank plc SPA) ø	0.91	10-1-2038	25,000,000	25,000,000
Jacksonville FL Sales Tax Refunding Bond Better Jacksonville Plan (Tax Revenue)	5.00	10-1-2017	2,000,000	2,021,260
Manatee County FL School Board Certificate Participation Series A (Miscellaneous Revenue)	5.00	7-1-2020	1,225,000	1,324,887
Miami Beach FL Health Facilities Refunding Bond Mount Sinai Medical Center (Health Revenue)	4.00	11-15-2017	1,750,000	1,766,975

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Short-Term Municipal Bond Fund	Portfolio of investments—June 30, 2017

Security name	Interest rate	Maturity date	Principal	Value

Florida (continued)
Miami-Dade County FL Expressway Authority Toll System (Transportation Revenue, Dexia Credit Local LOC, Dexia Credit Local LIQ) 144A±	1.16%	10-13-2023	$6,325,000	$6,325,000
Miami-Dade County FL Miami International Airport Series C (Airport Revenue, AGM Insured)	5.25	10-1-2021	16,000,000	16,173,760
Palm Beach County FL HCFR ACTS Retirement Life Series 2016 (Health Revenue)	5.00	11-15-2021	3,515,000	3,917,468
Palm Beach County FL HCFR Jupiter Medical Center Project Series A (Health Revenue)	4.00	11-1-2018	1,235,000	1,268,753
Sarasota County FL Educational Facilities School Arts & Sciences Project (Education Revenue)	5.20	7-1-2017	170,000	170,012
St. Johns County FL School Board Refunding Bond Certificate of Participation (Miscellaneous Revenue)	5.00	7-1-2020	2,010,000	2,229,572
St. Johns County FL School Board Refunding Bond Certificate of Participation (Miscellaneous Revenue)	5.00	7-1-2021	1,670,000	1,901,145
Tampa FL Baycare Health System Series 2010 (Health Revenue)	5.00	11-15-2023	8,080,000	8,875,718
University of North Florida Financing Corporation Capital Housing Project (Education Revenue, AGM Insured)	5.00	11-1-2020	3,125,000	3,443,719
University of North Florida Financing Corporation Capital Housing Project (Education Revenue, AGM Insured)	5.00	11-1-2021	3,440,000	3,875,091

				96,385,529

Georgia: 2.70%
Atlanta GA Water & Wastewater Project Series A-1 (Water & Sewer Revenue) ±	2.32	11-1-2038	21,500,000	21,660,820
Bartow County GA Development Authority Georgia Power Company Bowen Project (Utilities Revenue) ±	2.70	8-1-2043	20,000,000	20,206,400
Burke County GA Development Authority Oglethorpe Power Corporation Vogtle Project Series A (Utilities Revenue) ±	2.40	1-1-2040	17,825,000	17,813,770
Burke County GA PCR Georgia Power Company Plant Vogtle Project Series 2012 (Utilities Revenue) ±	1.85	12-1-2049	10,000,000	9,974,800
Floyd County GA PCR Georgia Power Company Plant Hammond Project (Utilities Revenue) ±	2.35	7-1-2022	11,000,000	11,099,880
Gainesville & Hall Counties GA Hospital Authority Health System Project Series B (Health Revenue) ±	1.86	8-15-2035	23,000,000	23,060,950
Georgia Private Colleges & Universities Authority Mercer University Series B (Education Revenue)	4.00	10-1-2017	3,285,000	3,304,710
Main Street Natural Gas Incorporated Georgia Gas Project Series B (Utilities Revenue)	5.00	3-15-2018	4,815,000	4,924,204
Main Street Natural Gas Incorporated Georgia Gas Project Series B (Utilities Revenue)	5.00	3-15-2021	2,600,000	2,827,786
Monroe County GA PCR Georgia Power Company Plant Scherer Project (Industrial Development Revenue) ±	2.35	10-1-2048	16,000,000	16,145,280
Peach County GA Development Authority USG Real Estate Foundation LLC Project (Housing Revenue)	1.20	10-1-2018	3,250,000	3,241,323
Savannah GA MFHR Wessels Blackshear Home Project (Housing Revenue) ±	1.15	7-1-2019	5,550,000	5,536,791

				139,796,714

Guam: 0.09%
Guam International Airport Authority Series A (Airport Revenue)	5.00	10-1-2019	450,000	480,146
Guam International Airport Authority Series B (Airport Revenue)	5.00	10-1-2018	675,000	702,952
Guam International Airport Authority Series C (Airport Revenue)	5.00	10-1-2018	3,560,000	3,675,202

				4,858,300

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—June 30, 2017	Wells Fargo Short-Term Municipal Bond Fund	13

Security name	Interest rate	Maturity date	Principal	Value

Illinois: 9.48%
Chicago IL Board of Education Dedicated Series D (Miscellaneous Revenue, AGC Insured)	5.00%	12-1-2018	$1,400,000	$1,439,774
Chicago IL Board of Education Lease Certificates Refunding Bond Series A (Miscellaneous Revenue, National Insured)	6.00	1-1-2020	9,245,000	9,632,088
Chicago IL Board of Education Series A (GO Revenue) ±	1.74	3-1-2036	48,000,000	47,752,320
Chicago IL Board of Education Series A (GO Revenue, National Insured)	5.00	12-1-2019	895,000	931,776
Chicago IL Board of Education Series A (GO Revenue, National Insured)	5.00	12-1-2020	765,000	774,188
Chicago IL Board of Education Series A-2 (GO Revenue) ±	1.66	3-1-2035	15,600,000	15,595,788
Chicago IL Board of Education Series C (GO Revenue)	5.00	12-1-2019	5,335,000	4,979,742
Chicago IL Board of Education Series D (GO Revenue, AGM Insured)	5.00	12-1-2019	1,105,000	1,118,989
Chicago IL City Colleges of Chicago Capital Improvement Project CAB (GO Revenue, National Insured) ¤	0.00	1-1-2019	8,555,000	8,181,831
Chicago IL Modern Schools Across Chicago Program Series A-K (GO Revenue, Ambac Insured)	5.00	12-1-2019	1,000,000	1,002,880
Chicago IL Motor Fuel Tax Refunding Bonds Series 2013 (Tax Revenue)	5.00	1-1-2020	1,120,000	1,141,078
Chicago IL Motor Fuel Tax Refunding Bonds Series 2013 (Tax Revenue)	5.00	1-1-2021	380,000	388,812
Chicago IL Motor Fuel Tax Refunding Bonds Series 2013 (Tax Revenue)	5.00	1-1-2022	955,000	978,569
Chicago IL O’Hare International Airport Customer Facility Charge (Airport Revenue)	5.00	1-1-2019	1,000,000	1,053,660
Chicago IL O’Hare International Airport Customer Facility Charge (Airport Revenue)	5.00	1-1-2020	890,000	965,089
Chicago IL Park District Harbor Facility Series C (GO Revenue)	5.00	1-1-2022	3,155,000	3,451,255
Chicago IL Park District Personal Property Replacement Tax (GO Revenue)	5.00	1-1-2019	500,000	523,845
Chicago IL Park District Refunding Bonds Series B (GO Revenue)	5.00	1-1-2019	3,555,000	3,724,538
Chicago IL Park District Refunding Bonds Series D (GO Revenue)	4.00	1-1-2019	1,990,000	2,055,531
Chicago IL Park District Refunding Bonds Series D (GO Revenue)	5.00	1-1-2019	1,060,000	1,110,551
Chicago IL Park District Refunding Bonds Series D (GO Revenue)	5.00	1-1-2020	1,290,000	1,385,331
Chicago IL Park District Refunding Bonds Series D (GO Revenue)	5.00	1-1-2021	1,000,000	1,098,510
Chicago IL Park District Series A (GO Revenue)	4.50	1-1-2023	250,000	265,495
Chicago IL Project & Refunding Bond Series A (GO Revenue, National Insured)	5.00	1-1-2019	4,465,000	4,531,662
Chicago IL Project & Refunding Bond Series A (GO Revenue, Ambac Insured)	5.00	1-1-2020	145,000	145,323
Chicago IL Project & Refunding Bond Series C (GO Revenue, Ambac Insured)	5.00	1-1-2021	10,280,000	10,303,233
Chicago IL Recovery Zone Facility (Industrial Development Revenue)	6.13	12-1-2018	3,710,000	3,762,979
Chicago IL Refunding Bond (Tax Revenue)	5.00	1-1-2018	330,000	332,429
Chicago IL Refunding Bond Emergency Telephone System (GO Revenue, National Insured)	5.25	1-1-2018	1,770,000	1,798,993
Chicago IL Refunding Bond Emergency Telephone System (GO Revenue, National Insured)	5.25	1-1-2020	3,765,000	4,031,713
Chicago IL Refunding Bond Emergency Telephone System (GO Revenue, National Insured)	5.50	1-1-2019	2,600,000	2,727,322
Chicago IL Refunding Bond Series A (GO Revenue, AGM Insured)	5.00	1-1-2019	540,000	541,998
Chicago IL Refunding Bond Series A (GO Revenue, AGM Insured)	5.00	1-1-2020	10,200,000	10,237,740
Chicago IL Refunding Bond Series A (GO Revenue, AGM Insured)	5.00	1-1-2021	1,100,000	1,117,380
Chicago IL Refunding Bond Series B (GO Revenue, Ambac Insured)	5.13	1-1-2022	4,495,000	4,673,317
Chicago IL Second Lien (Water & Sewer Revenue, AGM Insured)	4.25	11-1-2018	1,935,000	2,010,755
Chicago IL Second Lien (Water & Sewer Revenue)	5.00	11-1-2020	740,000	810,685
Chicago IL Second Lien (Water & Sewer Revenue, National Insured)	5.50	1-1-2019	1,460,000	1,546,461
Chicago IL Series A (GO Revenue)	5.00	1-1-2018	550,000	553,119
Chicago IL Series A (GO Revenue)	5.00	1-1-2019	5,850,000	5,880,011
Chicago IL Series A (GO Revenue)	5.25	1-1-2021	640,000	643,469
Chicago IL Series A-2 (GO Revenue, Ambac Insured)	5.50	1-1-2018	2,465,000	2,521,375
Chicago IL Series C (GO Revenue)	5.00	1-1-2021	3,000,000	3,072,510
Chicago IL Series C (GO Revenue)	5.00	1-1-2022	12,780,000	13,037,773

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Short-Term Municipal Bond Fund	Portfolio of investments—June 30, 2017

Security name	Interest rate	Maturity date	Principal	Value

Illinois (continued)
Chicago IL Series C (GO Revenue)	5.00%	1-1-2023	$4,750,000	$4,820,680
Chicago IL Transit Authority Federal Transit Administration Section 5309 (Transportation Revenue, AGC Insured)	5.25	6-1-2019	1,680,000	1,748,914
Cook County IL Forest Preserve District Series A (GO Revenue)	5.00	11-15-2018	1,005,000	1,038,557
Cook County IL Refunding Bond Series 2016 A (GO Revenue)	5.00	11-15-2020	5,430,000	5,931,569
Cook County IL Series 2009D (GO Revenue)	5.00	11-15-2020	2,220,000	2,373,824
Cook County IL Series A (GO Revenue)	5.00	11-15-2019	2,275,000	2,437,708
Cook County IL Series B (GO Revenue, National Insured)	5.00	11-15-2019	6,020,000	6,107,109
Cook County IL Series C (GO Revenue)	5.00	11-15-2020	21,615,000	23,112,703
Illinois (Miscellaneous Revenue)	3.00	7-1-2018	2,000,000	2,006,680
Illinois (GO Revenue)	4.00	2-1-2019	6,300,000	6,389,208
Illinois (GO Revenue)	4.00	2-1-2020	1,750,000	1,768,218
Illinois (GO Revenue)	5.00	3-1-2018	1,795,000	1,825,623
Illinois (GO Revenue)	5.00	2-1-2019	1,600,000	1,647,232
Illinois (GO Revenue)	5.00	2-1-2020	2,520,000	2,607,948
Illinois (Miscellaneous Revenue)	5.00	5-1-2021	2,000,000	2,079,280
Illinois (GO Revenue)	5.00	11-1-2021	5,000,000	5,212,400
Illinois (GO Revenue)	5.00	4-1-2022	3,000,000	3,130,530
Illinois Development Finance Authority St. Vincent De Paul Center Project Series A (Health Revenue) ±	1.88	11-15-2039	5,730,000	5,765,927
Illinois Educational Facilities Authority Aurora University (Education Revenue, Harris NA LOC) ø	0.92	3-1-2032	11,000,000	11,000,000
Illinois Finance Authority Advocate Healthcare Network Series C-1 (Health Revenue, JPMorgan Chase & Company SPA) ø	0.91	11-1-2038	25,000,000	25,000,000
Illinois Finance Authority Ascension Health Alliance Senior Credit Group Series 2012E-2 (Health Revenue) ±	1.75	11-15-2042	2,000,000	2,008,520
Illinois Finance Authority Centegra Health System Project (Health Revenue)	5.00	9-1-2019	2,265,000	2,409,824
Illinois Finance Authority Northwest Community Hospital Series 2008C (Health Revenue, JPMorgan Chase & Company LOC) ø	0.93	7-1-2032	14,830,000	14,830,000
Illinois Finance Authority Prerefunded Bond OSF Healthcare System Series A (Health Revenue)	6.00	5-15-2039	10,915,000	12,359,600
Illinois Finance Authority Provena Health Series A (Health Revenue)	5.75	5-1-2019	3,000,000	3,252,840
Illinois Finance Authority Refunding Bond Lifespace Communities (Health Revenue)	4.00	5-15-2018	700,000	715,057
Illinois Finance Authority Refunding Bond Lifespace Communities (Health Revenue)	4.00	5-15-2019	1,030,000	1,068,728
Illinois Housing Development Authority (Housing Revenue, GNMA Insured)	5.00	8-1-2028	1,025,000	1,051,681
Illinois Metropolitan Pier & Exposition Authority McCormick Place Project Series B (Tax Revenue)	5.00	12-15-2022	7,000,000	7,377,650
Illinois Refunding Bond (GO Revenue)	5.00	1-1-2018	1,905,000	1,930,660
Illinois Refunding Bond (GO Revenue, AGM Insured)	5.00	1-1-2018	7,740,000	7,859,893
Illinois Refunding Bond (Miscellaneous Revenue)	5.00	8-1-2018	1,525,000	1,562,195
Illinois Refunding Bond (GO Revenue)	5.00	1-1-2019	12,570,000	12,925,480
Illinois Refunding Bond (GO Revenue)	5.00	1-1-2020	13,515,000	13,980,321
Illinois Refunding Bond (Miscellaneous Revenue, Build America Mutual Assurance Company Insured)	5.00	8-1-2020	9,175,000	9,813,397
Illinois Refunding Bond (Miscellaneous Revenue, AGM Insured)	5.00	8-1-2020	5,000,000	5,347,900
Illinois Refunding Bond (Tax Revenue)	5.00	1-1-2021	1,510,000	1,566,399
Illinois Refunding Bond (Miscellaneous Revenue)	5.00	2-1-2022	4,375,000	4,563,606
Illinois Refunding Bond (Miscellaneous Revenue)	5.00	2-1-2023	6,040,000	6,296,942
Illinois Refunding Bond Series B (Miscellaneous Revenue)	5.25	1-1-2018	1,430,000	1,451,035

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—June 30, 2017	Wells Fargo Short-Term Municipal Bond Fund	15

Security name	Interest rate	Maturity date	Principal	Value

Illinois (continued)
Illinois Series A (Tax Revenue)	4.00%	1-1-2020	$12,265,000	$12,396,113
Illinois Series A (Tax Revenue)	4.00	1-1-2021	2,715,000	2,714,131
Illinois Series A (GO Revenue)	5.00	4-1-2019	5,000,000	5,159,800
Illinois Series A (GO Revenue)	5.00	4-1-2020	2,500,000	2,589,475
Kane County IL School District #131 Aurora E Side Series C (GO Revenue, AGC Insured)	5.00	6-1-2019	2,110,000	2,222,125
Kane County IL School District Series B (GO Revenue)	2.00	2-1-2021	880,000	885,412
Kendall Kane & Will Counties IL Community Unit School District #308 (GO Revenue, AGM Insured) ¤	0.00	2-1-2020	1,000,000	954,550
Lake County IL Community Unit School District #60 Waukegan CAB Series A (GO Revenue, AGM Insured) ¤	0.00	12-1-2018	1,715,000	1,675,727
McHenry & Kane Counties IL Community Consolidated School District #158 CAB (GO Revenue, National Insured) ¤	0.00	1-1-2021	2,000,000	1,849,240
Metropolitan Pier & Exposition Authority CAB McCormick Place Project Series A (Tax Revenue, National Insured) ¤	0.00	12-15-2021	920,000	796,637
Metropolitan Pier & Exposition Authority CAB McCormick Place Project Series A (Tax Revenue, National Insured) ¤	0.00	12-15-2017	6,245,000	6,194,041
Metropolitan Pier & Exposition Authority McCormick Place Project Series B (Tax Revenue)	5.00	12-15-2020	1,690,000	1,767,047
Metropolitan Pier & Exposition Authority McCormick Place Project Series B (Tax Revenue)	5.00	12-15-2022	1,100,000	1,102,541
Regional Transportation Authority Cook Dupage Kane Lake Mchenry & Will Counties IL Refunding Bond Series B (Tax Revenue) ±	1.05	6-1-2025	20,220,000	20,220,000
Regional Transportation Authority IL Refunding Bond (Tax Revenue, AGM Insured)	5.75	6-1-2021	3,000,000	3,477,090
Southwestern Illinois Development Authority Health Facility Series 2013 (Health Revenue)	6.38	11-1-2023	1,950,000	2,362,308
University of Illinois Auxilary Facilities CAB (Education Revenue) ¤	0.00	4-1-2019	7,110,000	6,840,744
University of Illinois Board of Trustees COP Series 2016A (Education Revenue)	4.00	8-15-2019	1,900,000	1,972,903
Western Illinois University Auxiliary Facilities System (Education Revenue)	4.00	4-1-2018	800,000	787,128
Western Illinois University Auxiliary Facilities System (Education Revenue)	4.00	4-1-2020	1,480,000	1,387,618
Will Grundy ETC County IL Community College District #525 Joliet Junior College (GO Revenue)	6.25	6-1-2021	1,085,000	1,135,333

				490,697,688

Indiana: 2.74%
Evansville City IN MFHR Consolidated RAD Project Series A (Housing Revenue) ±	0.90	6-1-2018	4,600,000	4,597,562
Indiana Finance Authority Ascension Health Credit Group Series 2008E-8 (Health Revenue) ø	0.92	11-15-2033	20,775,000	20,775,000
Indiana Finance Authority Duke Energy Indiana Incorporated Series A-4 (Industrial Development Revenue, Sumitomo Mitsui Banking LOC) ø	0.90	12-1-2039	22,400,000	22,400,000
Indiana Finance Authority Refunding Bond Southern Indiana Gas & Electric Company Series E (Utilities Revenue) ±	1.95	5-1-2037	3,200,000	3,206,496
Indiana Health & Educational Facility Financing Authority Series 2006B (Health Revenue) ±	1.75	11-15-2031	11,385,000	11,404,696
Indiana HFFA Ascension Health Series A1 (Health Revenue) ±	2.80	11-1-2027	10,355,000	10,624,230
Indiana HFFA Ascension Health Series A7 (Health Revenue) ±	2.00	10-1-2026	9,740,000	9,823,569
Indiana HFFA Ascension Health Subordinate Credit Group Series 2015 A4 (Health Revenue) ±	1.50	10-1-2027	2,495,000	2,484,197
Petersburg IN PCR Refunding Bond Industry Power & Light (Industrial Development Revenue, National Insured)	5.40	8-1-2017	1,000,000	1,003,860
Rockport IN PCR Indiana-Michigan Power Company Series B (Utilities Revenue) ±	1.75	6-1-2025	4,285,000	4,284,572

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Short-Term Municipal Bond Fund	Portfolio of investments—June 30, 2017

Security name	Interest rate	Maturity date	Principal	Value

Indiana (continued)
Warrick County IN Environment Import Revenue Vectren Energy Delivery of Indiana Incorporated (Utilities Revenue) ±	2.38%	9-1-2055	$6,550,000	$6,628,273
Whiting IN BP Products North America Incorporated Project (Resource Recovery Revenue)	1.66	12-1-2044	45,000,000	44,902,350

				142,134,805

Iowa: 0.61%
Iowa Finance Authority Midwestern Disaster Area Project (Industrial Development Revenue, Korea Development Bank LOC) ø	1.15	4-1-2022	21,800,000	21,800,000
Iowa Student Loan Liquidity Corporation Senior Series A1 (Education Revenue)	4.40	12-1-2018	4,270,000	4,419,194
Iowa Student Loan Liquidity Corporation Series 2011A-1 (Education Revenue)	4.63	12-1-2019	5,340,000	5,526,099

				31,745,293

Kansas: 0.21%
Kansas Development Finance Authority Series A (Miscellaneous Revenue)	5.00	5-1-2019	10,305,000	11,013,263

Kentucky: 1.79%
Ashland KY Ashland Hospital Corporation Medical Center Project Series B (Health Revenue)	5.00	2-1-2019	1,500,000	1,572,090
Kentucky EDA Next Generation Kentucky Information Highway Project Series 2015 A (Miscellaneous Revenue)	5.00	7-1-2020	1,000,000	1,082,660
Kentucky EDFA Baptist Healthcare System Series A (Health Revenue)	5.38	8-15-2024	1,500,000	1,566,690
Kentucky EDFA Series B-1 (Health Revenue) ±	1.61	2-1-2046	10,720,000	10,561,451
Kentucky EDFA Series B2 (Health Revenue) ±	1.61	2-1-2046	11,220,000	11,054,056
Kentucky Higher Education Student Loan Corporation Series A (Education Revenue)	3.75	6-1-2026	660,000	683,628
Kentucky Higher Education Student Loan Corporation Series A (Education Revenue)	5.00	6-1-2018	1,200,000	1,234,380
Kentucky Municipal Power Agency Prairie State Project Series B (Utilities Revenue) ±	2.31	9-1-2042	25,000,000	24,998,750
Kentucky Public Transportation Infrastructure Authority Tolls Downtown Crossing Project BAN Series A (Transportation Revenue)	5.00	7-1-2017	29,575,000	29,577,662
Louisville & Jefferson County KY Catholic Health Initiatives Series A (Health Revenue)	5.00	12-1-2021	8,060,000	8,990,285
Pendleton County KY Scholl District Finance Corporation (Miscellaneous Revenue)	2.00	2-1-2021	1,200,000	1,200,804

				92,522,456

Louisiana: 2.26%
Desoto Parish LA PCR (Utilities Revenue)	1.60	1-1-2019	15,000,000	14,994,600
East Baton Rouge Parish LA Sewerage Commission Refunding Bond Series A (Water & Sewer Revenue) ±	1.24	2-1-2046	36,755,000	36,620,109
Louisiana Housing Corporation Versailes Project (Housing Revenue) ±	0.90	3-1-2019	20,610,000	20,580,322
Louisiana Local Government Environmental Facilities & CDA East Baton Rouge Sewer Commission Series B (Tax Revenue) ±	1.45	2-1-2049	35,500,000	35,437,165
Louisiana Local Government Environmental Facilities & CDA Series 2015 (Tax Revenue, Build America Mutual Assurance Company Insured)	5.00	12-1-2020	1,135,000	1,274,855
Louisiana Regional Transit Authority CAB (Tax Revenue, National Insured) ¤	0.00	12-1-2021	4,015,000	3,242,113
New Orleans LA Master Lease Agreement (GO Revenue) (i)	5.25	1-1-2018	1,590,358	1,606,655
St. Bernard Parish LA Sales & Uses Tax Refunding Bond Series 2012 (Tax Revenue)	4.00	3-1-2018	3,245,000	3,301,041

				117,056,860

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—June 30, 2017	Wells Fargo Short-Term Municipal Bond Fund	17

Security name	Interest rate	Maturity date	Principal	Value

Maryland: 2.61%
Howard County MD Housing Commission Series A (Housing Revenue) ±	2.16%	7-1-2034	$16,050,000	$16,058,988
Maryland CDA Multifamily Govans Manor Series M (Housing Revenue)	1.80	12-1-2018	19,500,000	19,531,590
Maryland CDA The Brentwood Series O (Housing Revenue)	1.40	12-1-2017	7,735,000	7,733,840
Maryland CDA The Ellerslie Series 2017 (Housing Revenue)	2.00	2-1-2019	7,500,000	7,505,325
Maryland Community Development Administration Department Housing & Community Multifamily Bernard E Mason Apartments Series F (Housing Revenue)	1.17	11-1-2017	18,020,000	18,015,675
Maryland Community Development Administration Department Housing & Community Multifamily Development Pleasant View Gardens Senior Apartments Series H (Housing Revenue)	1.35	9-1-2018	8,200,000	8,182,534
Maryland Health & HEFAR John Hopkins Health System Series A (Health Revenue) ±	1.30	5-15-2046	8,000,000	8,025,280
Maryland Health & HEFAR John Hopkins Health System Series B (Health Revenue) ±	1.28	5-15-2029	9,420,000	9,448,166
Maryland Health & HEFAR John Hopkins Health System Series C (Health Revenue) ±	1.53	5-15-2038	22,000,000	22,041,580
Maryland Health & HEFAR John Hopkins Health System Series D (Health Revenue) ±	1.53	5-15-2038	18,745,000	18,780,428

				135,323,406

Massachusetts: 2.12%
Commonwealth of Massachusetts Series C (GO Revenue, Barclays Bank plc SPA) ø	0.92	1-1-2021	25,000,000	25,000,000
Massachusetts Consolidated Loan Series D-1 (Miscellaneous Revenue) ±	1.05	8-1-2043	11,500,000	11,330,260
Massachusetts Development Finance Agency Southcoast Health System Obligation Series F (Health Revenue)	3.00	7-1-2017	500,000	500,030
Massachusetts Development Finance Agency Waste Management Incorporated (Resource Recovery Revenue) ±	1.60	5-1-2027	10,000,000	9,993,300
Massachusetts Educational Financing Authority Education Loan Series I (Education Revenue)	4.00	1-1-2018	1,750,000	1,772,540
Massachusetts Educational Financing Authority Series A (Education Revenue)	3.50	1-1-2019	2,500,000	2,570,250
Massachusetts Educational Financing Authority Series A (Education Revenue)	5.00	1-1-2018	1,500,000	1,526,805
Massachusetts Educational Financing Authority Series A (Education Revenue)	5.00	1-1-2019	3,000,000	3,150,870
Massachusetts Educational Financing Authority Series A (Education Revenue)	5.00	1-1-2020	3,000,000	3,233,130
Massachusetts Educational Financing Authority Series A (Education Revenue)	5.00	1-1-2022	2,955,000	3,297,100
Massachusetts Educational Financing Authority Series K (Education Revenue)	5.00	7-1-2019	2,000,000	2,133,100
Massachusetts Educational Financing Authority Series A (Education Revenue)	5.00	7-1-2022	1,000,000	1,125,910
Massachusetts HEFA Partners Healthcare Series P-1 (Health Revenue, JPMorgan Chase & Company SPA) ø	0.89	7-1-2027	10,000,000	10,000,000
Massachusetts HFA Construction Loan Notes Series A (Housing Revenue)	1.85	6-1-2020	5,750,000	5,744,538
Massachusetts HFA Construction Loan Notes Series B (Housing Revenue)	2.00	6-1-2019	9,000,000	9,046,530
Massachusetts Various Consolidated Loans Series D (Tax Revenue) ±	1.34	1-1-2018	9,500,000	9,505,415
Tender Option Bond Trust Receipts/Certificates Floaters Series 2016-XF2306 (Education Revenue, Morgan Stanley Bank LIQ) 144Aø	1.16	7-1-2033	10,000,000	10,000,000

				109,929,778

Michigan: 4.22%
Allendale MI Public School District Series A (GO Revenue, Qualified School Board Loan Fund Insured)	3.00	11-1-2021	895,000	937,163
Birmingham MI City School District (GO Revenue)	5.00	11-1-2018	905,000	952,947
Birmingham MI City School District (GO Revenue)	5.00	11-1-2019	5,970,000	6,502,046
Caledonia MI Community Schools (GO Revenue, Qualified School Board Loan Fund Insured)	5.00	5-1-2018	1,315,000	1,358,264

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Short-Term Municipal Bond Fund	Portfolio of investments—June 30, 2017

Security name	Interest rate	Maturity date	Principal	Value

Michigan (continued)
Caledonia MI Community Schools (GO Revenue, Qualified School Board Loan Fund Insured)	5.00%	5-1-2020	$500,000	$551,440
Caledonia MI Community Schools (GO Revenue, Qualified School Board Loan Fund Insured)	5.00	5-1-2021	1,140,000	1,288,941
Chippewa Hills MI School District (GO Revenue, Qualified School Board Loan Fund Insured)	4.00	5-1-2018	1,535,000	1,572,761
Chippewa Hills MI School District (GO Revenue, Qualified School Board Loan Fund Insured)	4.00	5-1-2019	1,595,000	1,676,648
Detroit MI Sewage Disposal System Series A (Water & Sewer Revenue, AGM Insured)	5.25	7-1-2019	980,000	1,053,049
Detroit MI Wayne County Stadium Authority (Miscellaneous Revenue)	5.00	10-1-2017	3,000,000	2,997,960
Flint MI International Academy Public School Project (Education Revenue)	5.00	10-1-2017	260,000	260,920
Flushing MI Community Schools School District (GO Revenue, Qualified School Board Loan Fund Insured)	4.00	5-1-2021	1,135,000	1,241,123
Forest Hills MI Public Schools (GO Revenue)	5.00	5-1-2018	2,000,000	2,065,800
Forest Hills MI Public Schools (GO Revenue)	5.00	5-1-2019	1,375,000	1,470,288
Fraser MI Public Schools District (GO Revenue, Qualified School Board Loan Fund Insured)	5.00	5-1-2019	1,050,000	1,122,765
Gibraltar MI School District (GO Revenue, Qualified School Board Loan Fund Insured)	5.00	5-1-2019	1,085,000	1,158,954
Gibraltar MI School District (GO Revenue, Qualified School Board Loan Fund Insured)	5.00	5-1-2020	1,100,000	1,211,441
Gibraltar MI School District (GO Revenue, Qualified School Board Loan Fund Insured)	5.00	5-1-2021	1,185,000	1,337,936
Grand Ledge MI Public School District (GO Revenue, Qualified School Board Loan Fund Insured)	5.00	5-1-2020	2,680,000	2,955,718
Haslett MI Public Schools (GO Revenue, Qualified School Board Loan Fund Insured)	4.00	5-1-2019	515,000	541,363
Haslett MI Public Schools (GO Revenue, Qualified School Board Loan Fund Insured)	4.00	5-1-2020	370,000	397,794
Haslett MI Public Schools (GO Revenue, Qualified School Board Loan Fund Insured)	5.00	5-1-2021	500,000	565,325
Hudsonville MI Public Schools (GO Revenue, Qualified School Board Loan Fund Insured)	5.00	5-1-2018	750,000	774,675
Hudsonville MI Public Schools (GO Revenue, Qualified School Board Loan Fund Insured)	5.00	5-1-2019	1,605,000	1,716,227
Lake Orion MI Community School District 2015 Refunding Bond (GO Revenue, Qualified School Board Loan Fund Insured)	5.00	5-1-2019	2,325,000	2,486,123
Lake Orion MI Community School District 2015 Refunding Bond (GO Revenue, Qualified School Board Loan Fund Insured)	5.00	5-1-2020	1,550,000	1,709,464
Lake Orion MI Community School District 2016 Refunding Bond (GO Revenue, Qualified School Board Loan Fund Insured)	5.00	5-1-2019	915,000	978,410
Lake Orion MI Community School District 2016 Refunding Bond (GO Revenue, Qualified School Board Loan Fund Insured)	5.00	5-1-2020	1,390,000	1,533,003
Lake Orion MI Community School District 2016 Refunding Bond (GO Revenue, Qualified School Board Loan Fund Insured)	5.00	5-1-2021	1,385,000	1,565,950
Michigan Finance Authority Refunding Bond 2nd Lien Detroit Water & Sewer Series C-7 (Water & Sewer Revenue, National Insured)	5.00	7-1-2019	2,500,000	2,666,375
Michigan Finance Authority Refunding Bond 2nd Lien Detroit Water & Sewer Series C-7 (Water & Sewer Revenue, National Insured)	5.00	7-1-2020	3,835,000	4,199,210
Michigan Finance Authority Refunding Bond 2nd Lien Detroit Water & Sewer Series C-7 (Water & Sewer Revenue, National Insured)	5.00	7-1-2021	3,095,000	3,469,464
Michigan Finance Authority Refunding Bond 2nd Lien Detroit Water & Sewer Series C-8 (Water & Sewer Revenue)	5.00	7-1-2017	2,500,000	2,500,300
Michigan Finance Authority Refunding Bond 2nd Lien Detroit Water & Sewer Series C-8 (Water & Sewer Revenue)	5.00	7-1-2018	2,000,000	2,066,160

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—June 30, 2017	Wells Fargo Short-Term Municipal Bond Fund	19

Security name	Interest rate	Maturity date	Principal	Value

Michigan (continued)
Michigan Finance Authority Refunding Bond Local Government Loan Program Detroit Water & Sewer Series D-1 (Water & Sewer Revenue, AGM Insured)	5.00%	7-1-2020	$10,000,000	$10,974,400
Michigan Finance Authority Refunding Bond Local Government Loan Program Detroit Water & Sewer Series D-3 (Water & Sewer Revenue, National Insured)	5.00	7-1-2019	7,000,000	7,465,850
Michigan Finance Authority Refunding Bond Local Government Loan Program Detroit Water & Sewer Series D-6 (Water & Sewer Revenue, National Insured)	5.00	7-1-2019	1,500,000	1,599,825
Michigan Finance Authority Refunding Bond Local Government Loan Program Detroit Water & Sewer Series D-6 (Water & Sewer Revenue, National Insured)	5.00	7-1-2020	1,800,000	1,970,946
Michigan Finance Authority Refunding Bond Senior Lien Detroit Water & Sewer Series C-3 (Water & Sewer Revenue, AGM Insured)	5.00	7-1-2021	7,500,000	8,425,950
Michigan Finance Authority Refunding Bond Senior Lien Detroit Water & Sewer Series C-5 (Water & Sewer Revenue, National Insured)	5.00	7-1-2019	7,000,000	7,465,850
Michigan Finance Authority Refunding Bond Senior Lien Detroit Water & Sewer Series C-5 (Water & Sewer Revenue, National Insured)	5.00	7-1-2020	8,720,000	9,548,138
Michigan Finance Authority School District (Miscellaneous Revenue)	5.00	7-1-2021	2,060,000	2,145,614
Michigan Finance Authority Unemployment Obligation Assessment Series B (Miscellaneous Revenue)	5.00	1-1-2020	15,000,000	16,171,200
Michigan Hospital Finance Authority Ascension Health Series A-3 (Health Revenue) ±	1.87	11-1-2027	22,070,000	22,172,846
Michigan Hospital Finance Authority Ascension Health Subordinate Credit Group Series 2005 A-4 (Health Revenue) ±	1.63	11-1-2027	3,410,000	3,415,013
Michigan Housing Development Authority Series A (Housing Revenue)	1.80	4-1-2019	6,405,000	6,420,948
Michigan Strategic Fund Limited Obligation Events Center Project Series A (Tax Revenue) ±	4.13	7-1-2045	29,250,000	29,757,780
Rochester MI Community School District (GO Revenue, Qualified School Board Loan Fund Insured)	5.00	5-1-2019	900,000	963,387
South Lyon MI Community School District (GO Revenue)	4.00	5-1-2018	2,060,000	2,110,676
South Lyon MI Community School District (GO Revenue)	4.00	5-1-2019	1,860,000	1,955,213
South Lyon MI Community School District (GO Revenue)	4.00	5-1-2020	1,425,000	1,532,046
Southgate MI Community School District (GO Revenue, Build America Mutual Assurance Company Insured)	5.00	5-1-2019	1,000,000	1,070,430
Southgate MI Community School District (GO Revenue, Build America Mutual Assurance Company Insured)	5.00	5-1-2020	500,000	552,470
Warren Woods MI Public Schools (GO Revenue, Qualified School Board Loan Fund Insured)	5.00	5-1-2020	1,445,000	1,593,662
Wayne County MI Airport Authority Refunding Bond Series A (Airport Revenue)	5.00	12-1-2019	19,405,000	21,016,585
Western Michigan University Refunding Bond (Education Revenue)	5.00	11-15-2020	1,000,000	1,117,200

				218,332,036

Minnesota: 0.12%
Bemidji MN North Central Door Company Project (Industrial Development Revenue, U.S. Bank NA LOC) ø	1.02	5-1-2026	2,555,000	2,555,000
Minneapolis & St. Paul MN Housing & RDA HealthSpan Series B (Health Revenue, Ambac Insured) ±(m)(n)	1.31	11-15-2017	3,000,000	2,985,000
Northern Minnesota Municipal Power Agency Series 2008A (Utilities Revenue, AGC Insured)	5.00	1-1-2018	670,000	683,681

				6,223,681

Mississippi: 0.34%
Mississippi Business Finance Corporation Power Company Project 1st Series (Utilities Revenue) ±	1.63	12-1-2040	10,275,000	10,291,337

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Short-Term Municipal Bond Fund	Portfolio of investments—June 30, 2017

Security name	Interest rate	Maturity date	Principal	Value

Mississippi (continued)
Mississippi Refunding Bond Capital Improvements Projects Series D (Miscellaneous Revenue) ±	1.44%	9-1-2017	$7,050,000	$7,051,410

				17,342,747

Missouri: 0.56%
Arnold MO Real Property Arnold Triangle Redevelopment Project Series A (Tax Revenue)	3.75	5-1-2023	2,650,000	2,716,012
Kansas City MO Series A (GO Revenue)	5.00	2-1-2018	1,150,000	1,177,416
Kansas City MO Series A (GO Revenue)	5.00	2-1-2019	1,000,000	1,061,420
Kansas City MO Series A (GO Revenue)	5.00	2-1-2020	1,495,000	1,640,419
Sikeston MO Electric System Refunding Bond (Utilities Revenue)	5.00	6-1-2019	11,625,000	12,287,741
Tender Option Bond Trust Receipts/Certificates Floaters Series 2015-XF1015 (Health Revenue, Deutsche Bank LIQ) 144Aø	1.05	11-15-2048	10,000,000	10,000,000

				28,883,008

Nebraska: 0.02%
Nebraska Public Power Generation Agency Whelan Energy Center Unit 2 Series A (Utilities Revenue)	5.00	1-1-2020	1,000,000	1,080,780

Nevada: 1.03%
Carson City NV Hospital Project Series B (Health Revenue, U.S. Bank NA LOC) ø	0.90	9-1-2033	18,000,000	18,000,000
Clark County NV Airport Jet Aviation Fuel Tax Series A (Airport Revenue)	5.00	7-1-2019	1,000,000	1,072,710
Clark County NV Airport Jet Aviation Fuel Tax Series A (Airport Revenue)	5.00	7-1-2020	1,000,000	1,103,940
Clark County NV PCR (Industrial Development Revenue) ±	1.88	6-1-2031	880,000	888,501
Clark County NV School District Prerefunded Series A (GO Revenue, National Insured)	5.00	6-15-2021	755,000	778,533
Clark County NV School District Unrefunded Series A (GO Revenue, National Insured)	5.00	6-15-2021	1,245,000	1,286,521
Clark County NV School District Series B (GO Revenue)	5.00	6-15-2019	18,800,000	20,169,580
Clark County NV School District Series B (GO Revenue)	5.00	6-15-2021	1,400,000	1,426,516
Washoe County NV Sierra Pacific Power Series B (Utilities Revenue) ±	3.00	3-1-2036	500,000	524,995
Washoe County NV Water Facilities Refunding Bond AMT Sierra Pacific Power Company Project Series 2016E (Water & Sewer Revenue) ±	0.96	3-1-2036	8,000,000	8,000,000

				53,251,296

New Hampshire: 0.12%
New Hampshire HEFA Catholic Medical Center (Health Revenue)	4.00	7-1-2018	2,405,000	2,459,281
New Hampshire HEFA Catholic Medical Center (Health Revenue)	4.00	7-1-2019	2,635,000	2,744,300
New Hampshire HFA SFMR Series B (Housing Revenue)	5.00	7-1-2027	885,000	914,444

				6,118,025

New Jersey: 5.46%
Andover NJ Regional School District Refunding School Bond Series 2014 (GO Revenue, Build America Mutual Assurance Company Insured)	3.00	2-15-2020	515,000	533,998
Casino Reinvestment Development Authority New Jersey (Tax Revenue)	4.00	11-1-2017	1,000,000	1,006,440
Casino Reinvestment Development Authority New Jersey (Tax Revenue)	4.00	11-1-2019	1,425,000	1,463,147
Hudson County NJ Refunding Bond County College (GO Revenue)	4.00	7-15-2017	1,000,000	1,001,330
Hudson County NJ Refunding Bond County College (GO Revenue)	4.00	7-15-2018	1,135,000	1,170,491
Jersey City NJ Refunding Bond (GO Revenue, AGM Insured)	4.00	9-1-2017	1,620,000	1,628,311

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—June 30, 2017	Wells Fargo Short-Term Municipal Bond Fund	21

Security name	Interest rate	Maturity date	Principal	Value

New Jersey (continued)
New Jersey Certificate of Participation Equipment Lease Purchase Agreement Series A (Miscellaneous Revenue)	5.00%	6-15-2018	$11,160,000	$11,581,625
New Jersey Economic Development Authority Transportation Project New Jersey Transit Corporation Project Series B (Miscellaneous Revenue)	5.00	11-1-2021	2,490,000	2,653,668
New Jersey Economic Development Authority Transportation Project New Jersey Transit Corporation Project Series B (Miscellaneous Revenue)	5.00	11-1-2022	25,000,000	26,748,750
New Jersey EDA (Tobacco Revenue)	4.00	6-15-2019	2,500,000	2,577,775
New Jersey EDA CAB St. Barnabas Hospital Series A (Health Revenue, National Insured) ¤	0.00	7-1-2017	2,740,000	2,739,918
New Jersey EDA School Facilities Construction Bonds Series DD-1 (Miscellaneous Revenue)	5.00	12-15-2019	1,000,000	1,053,540
New Jersey EDA School Facilities Construction Bonds Series K (Miscellaneous Revenue, National Insured)	5.25	12-15-2021	1,040,000	1,159,215
New Jersey EDA School Facilities Construction Notes Series NN (Miscellaneous Revenue)	5.00	3-1-2022	405,000	431,641
New Jersey EDA School Facilities Construction Project Series C (Miscellaneous Revenue) ±	2.71	2-1-2018	28,000,000	28,000,000
New Jersey EDA School Facilities Construction Refunding Bond Series NN (Miscellaneous Revenue)	5.00	3-1-2021	5,020,000	5,322,656
New Jersey EDA Series BBB (Miscellaneous Revenue)	5.00	6-15-2022	6,000,000	6,406,620
New Jersey EDA Series BBB (Miscellaneous Revenue)	5.00	6-15-2023	4,000,000	4,285,600
New Jersey EDA Series UU (Miscellaneous Revenue)	5.00	6-15-2018	7,355,000	7,637,947
New Jersey EDA Series XX (Miscellaneous Revenue)	5.00	6-15-2022	7,500,000	8,008,275
New Jersey EDA Unrefunded Bond School Facilities Construction Series EE (Miscellaneous Revenue)	5.00	9-1-2020	610,000	645,197
New Jersey EDA Unrefunded Bond School Facilities School Facilities Construction Series EE (Miscellaneous Revenue)	5.00	9-1-2018	865,000	894,073
New Jersey Educational Facilities Authority Higher Education Capital Improvement Project Series A (Education Revenue)	4.00	9-1-2017	2,675,000	2,687,278
New Jersey Educational Facilities Authority Higher Education Capital Improvement Project Series B (Education Revenue)	4.00	9-1-2017	525,000	527,410
New Jersey Educational Facilities Authority Higher Education Capital Improvement Project Series D (Education Revenue)	4.00	9-1-2017	565,000	567,593
New Jersey HCFA Trinitas Hospital Series B (Health Revenue)	5.25	7-1-2023	4,475,000	4,475,537
New Jersey HFFA Greystone Park Psychiatric Hospital Project Series B (Miscellaneous Revenue)	5.00	9-15-2019	2,135,000	2,245,187
New Jersey Higher Education Assistance Authority Series A1 (Education Revenue)	3.63	12-1-2030	880,000	880,194
New Jersey Higher Education Assistance Authority Series A1 (Education Revenue)	5.00	12-1-2020	9,775,000	10,687,887
New Jersey Housing and Mortgage Finance Agency Series A (Housing Revenue)	2.00	11-1-2021	325,000	327,649
New Jersey Housing and Mortgage Finance Agency Series B (Housing Revenue)	1.15	11-1-2018	11,095,000	11,067,595
New Jersey Housing and Mortgage Finance Agency Series B (Housing Revenue)	1.25	5-1-2019	6,000,000	5,981,220
New Jersey Housing and Mortgage Finance Agency Series B (Housing Revenue)	1.65	5-1-2020	4,605,000	4,614,302
New Jersey Housing and Mortgage Finance Agency Series B (Housing Revenue)	2.00	5-1-2021	14,335,000	14,412,409
New Jersey Prerefunded Bond School Facilities Construction Series EE (Miscellaneous Revenue)	5.00	9-1-2018	2,375,000	2,483,989
New Jersey Prerefunded Bond School Facilities Construction Series EE (Miscellaneous Revenue)	5.00	9-1-2020	1,650,000	1,843,661
New Jersey Sports & Exposition Authority Series B (Miscellaneous Revenue)	5.00	9-1-2018	1,605,000	1,658,944
New Jersey Transit Corporation Federal Transit Administration Grants Series A (Miscellaneous Revenue, National Insured)	5.00	9-15-2017	7,265,000	7,328,278
New Jersey TTFA Series A (Miscellaneous Revenue)	5.00	12-15-2018	1,000,000	1,041,110

The accompanying notes are an integral part of these financial statements.

22	Wells Fargo Short-Term Municipal Bond Fund	Portfolio of investments—June 30, 2017

Security name	Interest rate	Maturity date	Principal	Value

New Jersey (continued)
New Jersey TTFA Series A (Miscellaneous Revenue)	5.00%	12-15-2019	$3,000,000	$3,167,430
New Jersey TTFA Series A (Miscellaneous Revenue)	5.00	6-15-2020	1,000,000	1,057,030
New Jersey TTFA Series A (Transportation Revenue)	5.25	12-15-2020	33,465,000	35,827,964
New Jersey TTFA Series A1 (Transportation Revenue)	5.00	6-15-2020	7,000,000	7,479,220
New Jersey TTFA Series A1 (Transportation Revenue)	5.00	6-15-2021	5,000,000	5,393,400
New Jersey TTFA Series AA (Transportation Revenue)	5.00	6-15-2019	2,070,000	2,171,699
New Jersey TTFA Transit System Series A (GO Revenue)	5.75	6-15-2020	4,150,000	4,464,363
New Jersey Turnpike Authority Series B-3 (Transportation Revenue) ±	1.27	1-1-2024	4,700,000	4,700,423
Newark NJ Housing Authority Refunding Bond Newark Redevelopment Project (Miscellaneous Revenue, National Insured)	5.25	1-1-2020	2,170,000	2,354,081
Newark NJ Housing Authority Refunding Bond Newark Redevelopment Project (Miscellaneous Revenue, National Insured)	5.25	1-1-2021	4,570,000	5,074,939
Rutgers University Series J (Education Revenue)	4.00	5-1-2018	700,000	717,612
Rutgers University Series L (Education Revenue)	5.00	5-1-2018	300,000	310,041
Saddle Brook Township Bergen County NJ General Bond Anticipation Notes (GO Revenue)	2.25	6-1-2018	11,137,423	11,239,776
Trenton City NJ Refunding Bond (GO Revenue, Build America Mutual Assurance Company Insured)	4.00	12-1-2017	1,710,000	1,731,512
Trenton City NJ Refunding Bond (GO Revenue)	4.00	7-15-2019	1,905,000	1,970,246
Trenton City NJ Refunding Bond (GO Revenue)	4.00	7-15-2020	1,685,000	1,762,881
Trenton City NJ Refunding Bond (GO Revenue, Build America Mutual Assurance Company Insured)	5.00	12-1-2020	1,675,000	1,868,295
Winslow Township NJ Board of Education Refunding Bond (GO Revenue)	3.00	8-1-2017	600,000	600,960
Winslow Township NJ Board of Education Refunding Bond (GO Revenue)	4.00	8-1-2018	425,000	437,232
Winslow Township NJ Board of Education Refunding Bond (GO Revenue)	4.00	8-1-2019	525,000	552,647

				282,662,211

New Mexico: 0.73%
Farmington NM PCR Southern California Edison Company Four Corners Project Series B (Utilities Revenue) ±	1.88	4-1-2029	4,750,000	4,807,475
New Mexico Educational Assistance Foundation Series A2 (Education Revenue) ±	1.58	12-1-2028	230,000	229,915
New Mexico Mortgage Finance Authority SFMR Class I-A-2 (Housing Revenue, GNMA/FNMA/FHLMC Insured)	5.60	1-1-2039	200,000	210,232
New Mexico Municipal Energy Acquisition Authority Gas Supply Subordinate Series B (Utilities Revenue, Royal Bank of Canada SPA) ±	1.45	11-1-2039	32,500,000	32,445,075

				37,692,697

New York: 11.55%
Auburn NY BAN Series A (GO Revenue)	2.25	8-22-2017	8,526,451	8,542,395
Campbell Savona NY Central School District Bond Anticipation Notes Series 2017 (GO Revenue)	2.25	6-29-2018	8,000,000	8,075,680
Long Island NY Power Authority Electric System Series C (Utilities Revenue) ±	1.39	5-1-2033	12,000,000	12,013,080
Long Island NY Power Authority Electric System Series C (Utilities Revenue) ±	1.62	5-1-2033	33,750,000	33,889,388
Metropolitan Transportation Authority New York Subordinate Series 2002D-2A-1 (Transportation Revenue, AGM Insured) ±	1.30	11-1-2032	7,500,000	7,531,425
Metropolitan Transportation Authority New York Subordinate Series 2002D-2A-2 (Transportation Revenue, AGM Insured) ±	1.41	11-1-2032	20,000,000	20,153,000
Metropolitan Transportation Authority New York Subordinate Series 2005E-1 (Transportation Revenue, Bank of Montreal LOC) ø	0.93	11-1-2035	5,000,000	5,000,000
Metropolitan Transportation Authority New York Subordinate Series 2008A-2A (Tax Revenue) ±	1.36	11-1-2026	7,000,000	7,004,340

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—June 30, 2017	Wells Fargo Short-Term Municipal Bond Fund	23

Security name	Interest rate	Maturity date	Principal	Value

New York (continued)
Metropolitan Transportation Authority New York Subordinate Series A2 (Transportation Revenue) ±	1.49%	11-15-2039	$2,000,000	$1,998,940
Metropolitan Transportation Authority New York Subordinate Series B3 (Tax Revenue) ±	1.81	11-1-2018	32,600,000	32,691,280
Metropolitan Transportation Authority New York Subordinate Series B4 (Transportation Revenue) ±	5.00	11-15-2030	13,620,000	14,769,528
Metropolitan Transportation Authority New York Subordinate Series C2 (Transportation Revenue) ±	4.00	11-15-2033	8,000,000	8,639,520
Metropolitan Transportation Authority New York Subordinate Series D2 (Transportation Revenue, AGM Insured) ±	1.33	11-1-2032	15,850,000	15,889,150
Metropolitan Transportation Authority New York Subordinate Series D2 (Transportation Revenue) ±	4.00	11-15-2034	14,665,000	15,439,899
Metropolitan Transportation Authority New York Subordinate Series G1 (Transportation Revenue) ±	1.18	11-1-2026	31,950,000	31,806,864
Metropolitan Transportation Authority New York Subordinate Series G4 (Transportation Revenue) ±	1.54	11-1-2030	11,600,000	11,619,024
Nassau County NY Prerefunded Bond Series C (GO Revenue)	5.00	10-1-2020	3,020,000	3,285,911
Nassau County NY Series A (GO Revenue)	5.00	1-1-2020	4,000,000	4,367,440
Nassau County NY Series F (GO Revenue)	5.00	10-1-2020	1,780,000	1,922,400
Nassau County NY Unrefunded Bond Series C (GO Revenue)	5.00	10-1-2020	45,000	48,780
New York City NY Housing Development Corporation Sustainable Neighborhood Bonds Series I2B (Housing Revenue) ±	2.00	5-1-2021	12,000,000	12,099,000
New York City NY Municipal Water Finance Authority Series B (Water & Sewer Revenue, State Street Bank & Trust Company SPA) ø	0.94	6-15-2045	12,015,000	12,015,000
New York City NY Transitional Future Tax Series A-3B (Tax Revenue, Bank of Tokyo-Mitsubishi LOC) ø	0.93	11-1-2029	8,700,000	8,700,000
New York Dormitory Authority North Shore-Long Island Jewish Obligated Group Series B (Health Revenue) ±	1.51	5-1-2018	3,418,656	3,421,357
New York Environmental Facilities Corporation Municipal Water Series A (Water & Sewer Revenue)	5.00	6-15-2018	750,000	779,520
New York Environmental Facilities Corporation Municipal Water Series A (Water & Sewer Revenue)	5.00	6-15-2019	1,000,000	1,076,650
New York Metropolitan Transportation Authority Series D-1 (Transportation Revenue, Landesbank Hessen-Thüringen LOC) ø	0.91	11-1-2035	10,000,000	10,000,000
New York Metropolitan Transportation Authority Subordinate Series A-3 (Transportation Revenue) ±	1.41	11-15-2042	39,500,000	39,385,845
New York Metropolitan Transportation Authority Subordinate Series D-2 (Transportation Revenue, Landesbank Hessen-Thüringen LOC) ø	0.95	11-1-2035	15,000,000	15,000,000
New York NY Adjusted Fiscal 2008 Subordinate Series A-4 (GO Revenue, AGM Insured) ±(m)	1.19	8-1-2026	12,675,000	12,675,000
New York NY Adjusted Fiscal 2008 Subordinate Series C-4 (GO Revenue, AGC Insured) ±(m)	0.20	10-1-2027	14,875,000	14,875,000
New York NY Adjusted Fiscal 2008 Subordinate Series F-3 (GO Revenue, Landesbank Hessen-Thüringen LOC) ø	1.00	8-1-2024	8,140,000	8,140,000
New York NY Dormitory Authority Series 2006A-1 (Education Revenue, Barclays Bank plc LOC) ø	0.91	7-1-2027	8,385,000	8,385,000
New York NY Health & Hospital Corporation Health System Series A (Health Revenue)	5.50	2-15-2020	5,755,000	5,916,255
New York NY IDA 123 Washington LLC Project (Industrial Development Revenue, Bank of China LOC) ø	1.00	10-1-2042	7,700,000	7,700,000
New York NY IDAG Refunding Bond Senior Trips Series A (Airport Revenue)	5.00	7-1-2017	2,000,000	2,000,180

The accompanying notes are an integral part of these financial statements.

24	Wells Fargo Short-Term Municipal Bond Fund	Portfolio of investments—June 30, 2017

Security name	Interest rate	Maturity date	Principal	Value

New York (continued)
New York NY Municipal Water Finance Authority Fiscal 2015 Series BB (Water & Sewer Revenue, Mizuho Bank Limited SPA) ø	0.97%	6-15-2049	$10,000,000	$10,000,000
New York NY Refunding Bond Fiscal 2015 Series A (GO Revenue)	5.00	8-1-2021	7,515,000	8,602,270
New York NY Series A Subordinate Series A-3, A-4, A-5 (GO Revenue, Landesbank Hessen-Thüringen LIQ) ø	0.95	8-1-2035	9,150,000	9,150,000
New York NY Series J-4 (GO Revenue) ±	1.46	8-1-2025	2,000,000	2,000,160
New York NY Subordinate Series J-11 (GO Revenue) ±	1.49	8-1-2027	41,060,000	40,884,263
New York NY Subordinate Series L-4 (GO Revenue, U.S. Bank NA LOC) ø	0.94	4-1-2038	11,330,000	11,330,000
New York NY Transitional Finance Authority Subordinate Series 2-E (Tax Revenue, Dexia Credit Local SPA) ø	1.20	11-1-2022	10,885,000	10,885,000
New York NY Urban Development Corporation Personal Income Tax Series A (Tax Revenue)	5.00	3-15-2019	1,855,000	1,980,658
New York Transportation Development Corporation American Airlines Incorporated John F. Kennedy International Airport Project Series 2016 (Airport Revenue)	5.00	8-1-2019	8,000,000	8,454,160
New York Urban Development Corporation Personal Income Tax Series A (Tax Revenue)	5.00	3-15-2020	25,175,000	27,725,983
Oyster Bay NY BAN Series A (GO Revenue)	3.50	6-1-2018	3,000,000	3,039,840
Oyster Bay NY Public Improvement Series B (GO Revenue, AGM Insured)	3.00	11-1-2018	1,140,000	1,163,986
Rockland County NY Public Improvement Series C (GO Revenue, AGM Insured)	3.00	5-1-2020	1,390,000	1,440,207
Rockland County NY Refunding Bond (GO Revenue, Build America Mutual Assurance Company Insured)	3.00	2-15-2018	2,475,000	2,502,299
Rockland County NY Refunding Bond (GO Revenue, Build America Mutual Assurance Company Insured)	3.00	2-15-2019	1,830,000	1,876,720
Rockland County NY Refunding Bond (GO Revenue, Build America Mutual Assurance Company Insured)	3.00	2-15-2020	630,000	651,508
Suffolk County NY Judicial Facilities Agency Leases H. Lee Dennison Building (Miscellaneous Revenue)	5.00	11-1-2017	2,365,000	2,397,259
Suffolk County NY Judicial Facilities Agency Leases H. Lee Dennison Building (Miscellaneous Revenue)	5.00	11-1-2018	2,640,000	2,774,086
Suffolk County NY Judicial Facilities Agency Leases H. Lee Dennison Building (Miscellaneous Revenue)	5.00	11-1-2019	2,775,000	3,008,433
Suffolk County NY Judicial Facilities Agency Leases H. Lee Dennison Building (Miscellaneous Revenue)	5.00	11-1-2020	2,915,000	3,248,389
Suffolk County NY Public Improvement Series A (GO Revenue)	4.00	5-15-2018	1,615,000	1,656,457
Suffolk County NY Refunding Bond Series A (GO Revenue)	5.00	4-1-2018	2,700,000	2,780,136
Suffolk County NY Refunding Bond Series A (GO Revenue)	5.00	4-1-2019	1,385,000	1,475,122
Suffolk County NY TAN (GO Revenue)	0.20	7-26-2017	19,000,000	19,016,910
Triborough NY Bridge and Tunnel Authority Series 2005A (Transportation Revenue, TD Bank NA LOC) ø	0.89	11-1-2035	8,700,000	8,700,000
TSASC Incorporated Tobacco Settlement Series A (Tobacco Revenue)	5.00	6-1-2021	2,000,000	2,237,500
TSASC Incorporated Tobacco Settlement Series B (Tobacco Revenue)	5.00	6-1-2022	2,000,000	2,267,200

				598,105,397

North Carolina: 0.33%
Charlotte Mecklenburg NC Hospital Authority Carolinas Health Care System Series 2007E (Health Revenue, TD Bank NA LOC, AGM Insured) ø	0.90	1-15-2044	2,000,000	2,000,000
North Carolina Eastern Municipal Power Agency Series C (Utilities Revenue, AGC Insured)	6.00	1-1-2019	490,000	513,638
North Carolina Grant Anticipation Capital Improvement (Miscellaneous Revenue) ±	4.00	3-1-2023	13,145,000	13,207,965

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—June 30, 2017	Wells Fargo Short-Term Municipal Bond Fund	25

Security name	Interest rate	Maturity date	Principal	Value

North Carolina (continued)
North Carolina Medical Care Commission Novant Health Obligated Group Series A (Health Revenue)	4.00%	11-1-2017	$1,330,000	$1,343,633

				17,065,236

North Dakota: 0.02%
Ward County ND HCFR Trinity Obligated Group (Health Revenue)	5.13	7-1-2018	1,000,000	1,003,250

Ohio: 3.07%
Cleveland Cuyahoga County OH Port Authority Special Buildings 1&3 LLC (Health Revenue, JPMorgan Chase & Company LOC) ø	0.88	1-1-2037	6,055,000	6,055,000
Crawford County OH Avita Health System Obligated Group Project (Health Revenue)	1.43	11-1-2017	10,000,000	10,004,000
Cuyahoga OH Metropolitan Housing Authority Carver Park Phase I Project (Housing Revenue) ±	1.00	9-1-2019	7,000,000	6,972,000
Cuyahoga OH Metropolitan Housing Authority Headquarters Project (Housing Revenue)	1.75	3-1-2020	5,770,000	5,741,439
Franklin County OH Hospital Facilities Refunding Bond Ohio Health Corporation Series B (Health Revenue) ±	5.00	11-15-2033	16,730,000	16,753,255
Lake County OH Lake Hospital System Incorporated (Health Revenue)	5.00	8-15-2020	905,000	997,545
Lancaster OH Port Authority (Utilities Revenue, Royal Bank of Canada SPA) ±	1.42	5-1-2038	73,500,000	73,083,990
Lorain County OH Port Authority EDA Series A (Health Revenue)	4.00	11-15-2018	670,000	692,539
Muskingum County OH Hospital Facilities Genesis Healthcare System Project (Health Revenue)	5.00	2-15-2018	1,000,000	1,016,360
Ohio Air Quality Development Authority FirstEnergy Generation Series A (Utilities Revenue) ±	3.75	12-1-2023	9,000,000	3,825,000
Ohio Air Quality Development Authority PCR Facilities Refunding Bond FirstEnergy Generation Project (Resource Recovery Revenue) ±	3.10	3-1-2023	10,000,000	4,250,000
Ohio Air Quality Development Authority Series A (Miscellaneous Revenue) ±	3.13	7-1-2033	1,500,000	637,500
Ohio Air Quality Development Authority Series B (Industrial Development Revenue) ±	3.63	12-1-2033	2,000,000	850,000
Ohio Lucas Metropolitan Housing Authority Certificate of Participation (Housing Revenue)	2.25	11-1-2020	1,015,000	1,018,390
Ohio Portsmouth Bypass Project (Miscellaneous Revenue)	5.00	12-31-2020	1,000,000	1,104,850
Ohio Portsmouth Bypass Project (Miscellaneous Revenue)	5.00	12-31-2021	1,205,000	1,358,168
Ohio Water Development Authority First Energy Nuclear Generation Project Series A (Water & Sewer Revenue)	3.00	5-15-2019	22,925,000	9,743,125
Ohio Water Development Authority FirstEnergy Nuclear Generation Project Series A (Industrial Development Revenue) ±	3.75	7-1-2033	17,950,000	7,628,750
Ohio Water Development Authority FirstEnergy Nuclear Generation Project Series B (Water & Sewer Revenue) ±	4.00	12-1-2033	3,575,000	1,519,375
Springfield OH (GO Revenue, AGC Insured)	4.00	12-1-2020	1,005,000	1,051,501
Warren County OH HCFR Otterbein Homes Series A (Health Revenue)	5.00	7-1-2018	2,000,000	2,074,720
Warren County OH HCFR Otterbein Homes Series A (Health Revenue)	5.00	7-1-2019	2,215,000	2,369,208

				158,746,715

Oklahoma: 0.48%
Blaine County OK Educational Facilities Authority Watonga Public Schools Project (Miscellaneous Revenue)	5.00	12-1-2021	945,000	1,066,886
Cleveland County OK Educational Facilities Authority Norman Public Schools Project (Miscellaneous Revenue)	5.00	7-1-2018	2,680,000	2,780,929
Cleveland County OK Educational Facilities Authority Norman Public Schools Project (Miscellaneous Revenue)	5.00	7-1-2019	2,000,000	2,142,940

The accompanying notes are an integral part of these financial statements.

26	Wells Fargo Short-Term Municipal Bond Fund	Portfolio of investments—June 30, 2017

Security name	Interest rate	Maturity date	Principal	Value

Oklahoma (continued)
Cleveland County OK Justice Authority Detention Facility Project (Tax Revenue)	4.00%	3-1-2020	$500,000	$520,665
Creek County OK Educational Facilities Authority Sapulpa Public School Project (Miscellaneous Revenue)	5.00	9-1-2020	2,550,000	2,811,273
Grady County OK School Finance Authority Tuttle Public School Project (Miscellaneous Revenue)	5.00	9-1-2019	1,000,000	1,074,930
Grady County OK School Finance Authority Tuttle Public School Project (Miscellaneous Revenue)	5.00	9-1-2021	1,065,000	1,202,332
Oklahoma City OK Industrial & Cultural Facilities Series B (Health Revenue, National Insured) ±(m)(n)	1.45	6-1-2019	4,050,000	3,994,313
Tulsa OK Airports Improvement Trust Series A (Airport Revenue, Build America Mutual Assurance Company Insured)	4.00	6-1-2018	1,240,000	1,270,554
Tulsa OK Airports Improvement Trust Series A (Airport Revenue, Build America Mutual Assurance Company Insured)	5.00	6-1-2019	3,025,000	3,223,743
Tulsa OK Airports Improvement Trust Series A (Airport Revenue, Build America Mutual Assurance Company Insured)	5.00	6-1-2020	1,000,000	1,094,780
Tulsa OK Airports Improvement Trust Series A (Airport Revenue, Build America Mutual Assurance Company Insured)	5.00	6-1-2018	530,000	547,882
Tulsa OK Airports Improvement Trust Series A (Airport Revenue, Build America Mutual Assurance Company Insured)	5.00	6-1-2020	695,000	760,872
Tulsa OK Airports Improvement Trust Series B (Airport Revenue, Build America Mutual Assurance Company Insured)	4.00	6-1-2018	860,000	881,190
Woodward County OK PFFA Series B (Tax Revenue)	3.25	9-1-2026	1,380,000	1,386,376

				24,759,665

Other: 0.75%
Branch Banking & Trust Municipal Investment Trust Various States Class C (Miscellaneous Revenue, Rabobank LOC) 144A±	1.61	11-15-2017	3,348,184	3,346,476
Branch Banking & Trust Municipal Investment Trust Various States Class C (Miscellaneous Revenue, Rabobank LOC) 144A±	1.96	12-31-2019	20,000,000	20,003,600
Branch Banking & Trust Municipal Investment Trust Various States Class D (Miscellaneous Revenue, Rabobank LOC) ±	1.66	12-1-2017	265,000	265,000
Branch Banking & Trust Municipal Investment Trust Various States Class D (Miscellaneous Revenue, Rabobank LOC) 144A±	1.71	11-15-2019	6,000,000	5,967,960
Public Housing Capital Fund Trust I (Miscellaneous Revenue, HUD Insured) 144A	4.50	7-1-2022	6,844,407	7,011,889
Public Housing Capital Fund Trust II (Miscellaneous Revenue, HUD Insured) 144A	4.50	7-1-2022	2,225,032	2,270,134

				38,865,059

Pennsylvania: 6.84%
Allegheny County PA Hospital Development Authority University of Pittsburgh Medical Center Series A-1 (Health Revenue) ±	1.50	2-1-2021	2,600,000	2,599,870
Allegheny County PA Series C-68 (GO Revenue)	5.00	11-1-2017	1,340,000	1,358,787
Beaver County PA IDA Pollution Control FirstEnergy Nuclear Generation Corporation Project Series A (Utilities Revenue) ±	2.70	4-1-2035	1,400,000	595,000
Beaver County PA IDA Pollution Control FirstEnergy Nuclear Generation Corporation Project Series A (Industrial Development Revenue) ±	4.00	1-1-2035	4,500,000	1,912,500
Beaver County PA IDA Pollution Control FirstEnergy Nuclear Generation Corporation Project Series B (Industrial Development Revenue) ±	3.50	12-1-2035	4,300,000	1,827,500
Delaware County PA Authority Neumann University (Miscellaneous Revenue)	4.00	10-1-2021	3,215,000	3,400,988
Delaware County PA IDA Resource Recovery Facility Series A (Resource Recovery Revenue)	6.20	7-1-2019	1,425,000	1,429,988
Delaware Valley PA Regional Finance Authority (Miscellaneous Revenue, Ambac Insured)	5.50	8-1-2018	2,020,000	2,112,031

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—June 30, 2017	Wells Fargo Short-Term Municipal Bond Fund	27

Security name	Interest rate	Maturity date	Principal	Value

Pennsylvania (continued)
Delaware Valley PA Regional Finance Authority (Miscellaneous Revenue)	5.75%	7-1-2017	$8,900,000	$8,901,246
Delaware Valley PA Regional Finance Authority Series B (Miscellaneous Revenue, Ambac Insured)	5.60	7-1-2017	5,050,000	5,050,657
Erie PA Higher Education Building Authority Mercyhurst College Project (Education Revenue)	5.00	3-15-2018	380,000	390,663
Hempfield PA School District (GO Revenue) ±	1.06	8-1-2017	3,770,000	3,769,397
Lackawanna County PA Riverside School District Project (GO Revenue, Build America Mutual Assurance Company Insured)	4.00	10-15-2019	1,400,000	1,477,588
Lackawanna County PA Riverside School District Project (GO Revenue, Build America Mutual Assurance Company Insured)	4.00	10-15-2020	1,455,000	1,560,138
Manheim Township PA School District Series A (GO Revenue) ±	1.11	5-1-2025	4,700,000	4,683,597
Montgomery County PA IDA Albert Einstein Healthcare Network Issue Series A (Health Revenue)	5.00	1-15-2018	1,000,000	1,016,930
Montgomery County PA IDA Albert Einstein Healthcare Network Issue Series A (Health Revenue)	5.00	1-15-2020	1,315,000	1,409,128
Montgomery County PA IDA Exelon Generation Company LLC (Industrial Development Revenue) ±	2.50	10-1-2030	40,795,000	40,562,876
Montgomery County PA IDA Peco Energy Company Project Series A (Industrial Development Revenue) ±	2.50	10-1-2030	30,000,000	29,829,300
Montgomery County PA IDA Peco Energy Company Project Series A (Industrial Development Revenue) ±	2.60	3-1-2034	2,125,000	2,115,756
Nazareth PA Area School District (GO Revenue) ±	1.23	2-1-2031	15,040,000	15,011,274
Penn Hills PA School District (GO Revenue, Build America Mutual Assurance Company Insured)	5.00	11-15-2020	825,000	901,486
Penn Hills PA School District (GO Revenue, Build America Mutual Assurance Company Insured)	5.00	11-15-2021	1,275,000	1,420,427
Pennsylvania Certificate of Participation (Miscellaneous Revenue, AGM Insured)	2.00	11-1-2019	1,100,000	1,103,652
Pennsylvania Certificate of Participation (Miscellaneous Revenue, AGM Insured)	4.00	11-1-2019	1,005,000	1,054,074
Pennsylvania EDFA Bridges Finco LP (Industrial Development Revenue)	5.00	12-31-2020	1,850,000	2,030,782
Pennsylvania EDFA Bridges Finco LP (Industrial Development Revenue)	5.00	12-31-2021	1,095,000	1,225,677
Pennsylvania EDFA Rapid Bridge Replacement Project (Industrial Development Revenue)	4.00	6-30-2018	6,675,000	6,826,589
Pennsylvania EDFA Solid Waste Disposal Republic Services Incorporated Project (Resource Recovery Revenue) ±	1.35	6-1-2044	7,000,000	7,000,000
Pennsylvania EDFA Solid Waste Disposal Republic Services Incorporated Project Series A (Resource Recovery Revenue) ±	1.35	4-1-2019	2,000,000	2,000,000
Pennsylvania HEFAR Foundation Indiana University PA Series A (Education Revenue, Syncora Guarantee Incorporated Insured) ±	1.22	7-1-2017	860,000	859,931
Pennsylvania Public School Building Authority (Miscellaneous Revenue)	5.00	4-1-2018	2,200,000	2,251,920
Pennsylvania Public School Building Authority (Miscellaneous Revenue)	5.00	4-1-2019	1,220,000	1,283,025
Pennsylvania Refunding Bond (GO Revenue)	5.00	1-15-2021	37,295,000	41,831,564
Pennsylvania Refunding Bond (GO Revenue)	5.00	1-15-2022	26,340,000	30,266,504
Pennsylvania Turnpike Commission Series A (Transportation Revenue) ±	1.51	12-1-2017	14,765,000	14,762,047
Pennsylvania Turnpike Commission Series B (Transportation Revenue) ±	2.06	12-1-2019	18,150,000	18,256,359
Pennsylvania Turnpike Commission Series B (Transportation Revenue) ±	2.18	12-1-2020	11,300,000	11,401,248
Philadelphia PA Authority For Industrial Development Thomas Jefferson University Series B (Education Revenue) ø	1.30	9-1-2050	10,000,000	10,000,000
Philadelphia PA Gas Works 10th Series 1998 General Ordinance (Utilities Revenue, AGM Insured)	5.00	7-1-2019	2,500,000	2,676,625
Philadelphia PA Hospital & HEFAR Temple University Health System Series B (Health Revenue)	5.00	7-1-2018	8,385,000	8,605,609

The accompanying notes are an integral part of these financial statements.

28	Wells Fargo Short-Term Municipal Bond Fund	Portfolio of investments—June 30, 2017

Security name	Interest rate	Maturity date	Principal	Value

Pennsylvania (continued)
Philadelphia PA Housing Authority Series A (Housing Revenue, AGM Insured)	5.25%	12-1-2017	$2,335,000	$2,343,313
Philadelphia PA Prerefunded Series A (GO Revenue, AGM Insured)	5.00	8-1-2019	1,130,000	1,134,102
Philadelphia PA RDA Transformation Initiative Series B (Miscellaneous Revenue)	5.00	4-15-2019	2,000,000	2,122,340
Philadelphia PA RDA Transformation Initiative Series B (Miscellaneous Revenue)	5.00	4-15-2020	1,870,000	2,032,148
Philadelphia PA School District Series A (GO Revenue)	4.00	9-1-2017	500,000	502,010
Philadelphia PA School District Series C (GO Revenue)	5.00	9-1-2017	2,150,000	2,162,642
Philadelphia PA School District Series C (GO Revenue)	5.00	9-1-2020	1,125,000	1,221,953
Philadelphia PA School District Series D (GO Revenue)	5.00	9-1-2018	5,300,000	5,492,496
Philadelphia PA School District Series D (GO Revenue)	5.00	9-1-2020	1,500,000	1,619,700
Philadelphia PA School District Series D (GO Revenue)	5.00	9-1-2021	1,750,000	1,922,375
Philadelphia PA School District Series E (GO Revenue, State Aid Withholding Insured)	5.00	9-1-2020	2,075,000	2,250,504
Philadelphia PA School District Series E (GO Revenue)	5.25	9-1-2023	7,000,000	7,617,750
Philadelphia PA School District Series F (GO Revenue)	5.00	9-1-2020	2,750,000	2,969,450
Philadelphia PA School District Series F (GO Revenue)	5.00	9-1-2021	3,500,000	3,844,750
Philadelphia PA Series A (GO Revenue)	5.00	7-15-2017	1,000,000	1,001,710
Philadelphia PA Series A (GO Revenue)	5.00	7-15-2018	1,000,000	1,038,940
Philadelphia PA Unrefunded Series A (GO Revenue, AGM Insured)	5.00	8-1-2019	3,420,000	3,431,765
Reading PA Parking Authority CAB (Transportation Revenue, National Insured) ¤	0.00	11-15-2019	1,000,000	949,420
Scranton PA RAN (Tax Revenue)	2.50	12-15-2017	1,590,000	1,591,113
Scranton PA RDA Series A (Miscellaneous Revenue, Municipal Government Guaranty Insured)	5.00	11-15-2021	2,925,000	3,026,585
Scranton PA School District Series A (GO Revenue)	5.00	6-1-2021	680,000	743,301
Scranton PA School District Series A (GO Revenue)	5.00	6-1-2022	730,000	809,782
Scranton PA School District Series A (GO Revenue)	5.00	6-1-2023	835,000	937,580
Scranton PA School District Series B (GO Revenue)	5.00	6-1-2021	580,000	633,992
Scranton PA School District Series B (GO Revenue, National Insured)	5.00	6-1-2022	870,000	969,337
Scranton PA School District Series B (GO Revenue, National Insured)	5.00	6-1-2023	615,000	691,211
Scranton PA School District Series C (GO Revenue)	5.00	6-1-2020	585,000	627,851
Scranton PA School District Series C (GO Revenue)	5.00	6-1-2021	590,000	644,923
Warwick PA School District (GO Revenue)	4.00	2-15-2020	1,000,000	1,069,580
West Mifflin PA School District (GO Revenue, AGM Insured)	3.00	10-1-2017	400,000	401,728
West Mifflin PA School District (GO Revenue, AGM Insured)	4.00	10-1-2017	410,000	412,800
West Mifflin PA School District (GO Revenue, AGM Insured)	5.00	10-1-2018	605,000	629,702
West Mifflin PA School District (GO Revenue, AGM Insured)	5.00	10-1-2019	750,000	800,235

				354,419,821

Puerto Rico: 0.59%
Puerto Rico Electric Power Authority Refunding Bond Series LL (Utilities Revenue, National Insured)	5.50	7-1-2017	11,825,000	11,826,064
Puerto Rico Electric Power Authority Refunding Bond Series SS (Utilities Revenue, National Insured)	4.25	7-1-2017	550,000	550,033
Puerto Rico Highway & Transportation Authority Refunding Bond Series AA (Transportation Revenue, National Insured)	5.50	7-1-2017	7,500,000	7,500,675
Puerto Rico Public Buildings Authority Government Facilities Refunding Bond Series F (Miscellaneous Revenue, AGC Insured)	5.25	7-1-2017	10,200,000	10,201,122
Puerto Rico Public Finance Corporation Commonwealth Appropriation Bond Series B (Miscellaneous Revenue, Government Development Bank for Puerto Rico SPA) (s)	5.50	8-1-2031	5,405,000	209,174

				30,287,068

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—June 30, 2017	Wells Fargo Short-Term Municipal Bond Fund	29

Security name	Interest rate	Maturity date	Principal	Value

Rhode Island: 0.32%
Rhode Island Health & Educational Building Corporation Providence College (Education Revenue)	5.00%	11-1-2018	$265,000	$277,977
Rhode Island Health & Educational Building Corporation Providence Public Schools Program Series A (Miscellaneous Revenue)	5.00	5-15-2019	1,000,000	1,061,830
Rhode Island Health and Educational building Corporation Tockwotton Home Series 2011 (Health Revenue)	8.38	1-1-2046	3,000,000	3,696,600
Rhode Island Student Loan Authority AMT Series A (Education Revenue)	5.00	12-1-2019	450,000	481,280
Tobacco Settlement Financing Corporation Series A (Tobacco Revenue)	2.25	6-1-2041	10,985,000	10,995,216

				16,512,903

South Carolina: 0.23%
Connector 2000 Association Incorporated CAB Series A (Transportation Revenue) ¤	0.00	1-1-2018	198,490	178,488
Lee County SC School Facilities Incorporated Lee County School District Project (Miscellaneous Revenue, AGM Insured)	2.00	6-1-2018	325,000	326,570
Lee County SC School Facilities Incorporated Lee County School District Project (Miscellaneous Revenue, AGM Insured)	3.00	12-1-2017	275,000	277,046
Lee County SC School Facilities Incorporated Lee County School District Project (Miscellaneous Revenue, AGM Insured)	3.00	12-1-2018	390,000	397,968
South Carolina Housing Finance & Development Authority Housing Waters Berryhill (Housing Revenue) ±	1.60	12-1-2019	7,250,000	7,263,268
South Carolina Jobs EDA East Point Academy Project Series A (Education Revenue) 144A	2.25	5-1-2019	3,500,000	3,490,375

				11,933,715

Tennessee: 0.69%
Clarksville TN Natural Gas Acquisition Corporation (Utilities Revenue)	5.00	12-15-2017	1,330,000	1,352,583
Memphis-Shelby County TN Airport Authority Series A1 (Airport Revenue)	5.75	7-1-2019	1,500,000	1,626,870
Memphis-Shelby County TN Airport Authority Series B (Airport Revenue)	5.38	7-1-2018	1,000,000	1,041,290
Memphis-Shelby County TN Airport Authority Series B (Airport Revenue)	5.50	7-1-2019	1,505,000	1,624,888
Tennessee Energy Acquisition Corporation Series A (Utilities Revenue)	5.25	9-1-2017	5,440,000	5,474,707
Tennessee Energy Acquisition Corporation Series A (Utilities Revenue)	5.25	9-1-2018	3,300,000	3,440,877
Tennessee Energy Acquisition Corporation Series A (Utilities Revenue)	5.25	9-1-2019	6,225,000	6,704,636
Tennessee Energy Acquisition Corporation Series C (Utilities Revenue)	5.00	2-1-2018	8,895,000	9,070,054
Tennessee Energy Acquisition Corporation Series C (Utilities Revenue)	5.00	2-1-2019	5,110,000	5,373,523

				35,709,428

Texas: 13.86%
Austin TX Affordable Housing Public Facility Corporation Pathways at Georgian Manor (Housing Revenue) ±	1.15	11-1-2019	14,040,000	14,027,224
Central Texas Regional Mobility Authority Subordinate Lien (Transportation Revenue)	5.00	1-1-2018	250,000	254,633
Central Texas Regional Mobility Authority Subordinate Lien (Transportation Revenue)	5.00	1-1-2019	750,000	788,288
Clear Creek TX Independent School District Series B (GO Revenue) ±	1.35	2-15-2038	12,000,000	12,027,000
Clear Creek TX Independent School District Series B (GO Revenue) ±	3.00	2-15-2032	4,270,000	4,402,840
Coastal Bend TX Health Facilities Development Corporation (Health Revenue, AGM Insured) ±(m)	1.15	7-1-2031	7,875,000	7,875,000
Cypress Fairbanks TX School District Series B-1 (GO Revenue) ±	3.00	2-15-2036	10,130,000	10,477,864
Dallas TX Series A (GO Revenue)	5.00	2-15-2019	5,000,000	5,289,350
Dallas TX Unrefunded Balance Refunding Bond (GO Revenue)	5.00	2-15-2021	3,045,000	3,393,074

The accompanying notes are an integral part of these financial statements.

30	Wells Fargo Short-Term Municipal Bond Fund	Portfolio of investments—June 30, 2017

Security name	Interest rate	Maturity date	Principal	Value

Texas (continued)
Denton TX Independent School District Prerefunded Bond Series A (GO Revenue) ±	2.00%	8-1-2042	$2,790,000	$2,821,722
Denton TX Independent School District Unlimited Tax School Building Bond Series 2013 (GO Revenue) ±	2.00	8-1-2043	7,000,000	7,107,940
Denton TX Independent School District Unlimited Tax School Building Bond Series 2014B (GO Revenue) ±	2.00	8-1-2044	39,075,000	39,595,479
Denton TX Independent School District Unrefunded Bond (GO Revenue) ±	2.00	8-1-2042	8,105,000	8,176,000
Eagle Mountain & Saginaw TX Independent School District (GO Revenue) ±	2.00	8-1-2050	12,150,000	12,316,820
Fort Bend TX Independent School District School Building Series B (GO Revenue) ±	2.00	8-1-2040	11,770,000	11,781,182
Georgetown TX Independent School District (GO Revenue) ±	2.00	8-1-2034	4,620,000	4,649,014
Goose Creek TX Consolidated Independent School District (GO Revenue) ±	1.35	2-15-2040	15,160,000	15,190,623
Harlandale TX Independent School District (GO Revenue) ±	2.00	8-15-2045	22,165,000	22,359,387
Harris County TX Health Facilities Development Corporation Series A-3 (Health Revenue, AGM Insured) ±(m)	1.15	7-1-2031	17,100,000	17,100,000
Harris County TX Health Facilities Development Corporation Series A4 (Health Revenue, AGM Insured) ±(m)	1.05	7-1-2031	16,400,000	16,400,000
Harris County TX Houston Independent School District Series B (GO Revenue) ±	1.45	6-1-2035	11,580,000	11,539,354
Houston TX (GO Revenue)	5.00	3-1-2019	7,000,000	7,443,450
Hutto TX Independent School District Series 2015 (GO Revenue) ±	3.00	2-1-2055	23,425,000	24,468,584
Laredo TX Public Property Finance Contractual Obligation Bond (GO Revenue)	3.88	2-15-2018	725,000	735,585
Mansfield TX Independent School District (GO Revenue) ±	1.75	8-1-2042	8,455,000	8,459,481
Midlothian TX Independent School District Series B (GO Revenue) ±	2.50	8-1-2052	5,650,000	5,721,925
New Hope TX Cultural Education Facilities Finance Corporation MRC Crestview Project (Housing Revenue)	3.25	8-1-2019	13,000,000	12,978,290
North East TX Independent School District (GO Revenue) ±	2.00	8-1-2044	8,870,000	8,988,148
North East TX Independent School District Series A (GO Revenue) ±	2.00	8-1-2042	28,915,000	29,174,657
North Texas Health Facilities Development Corporation United Regional Health Care System (Health Revenue, AGM Insured)	5.00	9-1-2017	850,000	855,789
North Texas Higher Education Authority Incorporated Student Loan Series 2 Class A (Education Revenue) ±	2.15	4-1-2037	6,390,000	6,228,269
North Texas Tollway Authority Refunding Bond Series A (Transportation Revenue) ±	1.71	1-1-2050	17,250,000	17,249,310
North Texas Tollway Authority Series A (Transportation Revenue)	5.00	1-1-2020	1,050,000	1,139,670
North Texas Tollway Authority Series A (Transportation Revenue)	5.00	1-1-2021	1,860,000	2,068,543
Northside TX Independent School District Building Project (GO Revenue) ±	1.65	8-1-2045	6,250,000	6,273,125
Northside TX Independent School District Building Project (GO Revenue) ±	1.75	6-1-2032	5,680,000	5,681,874
Northside TX Independent School District Building Project (GO Revenue) ±	2.00	8-1-2044	21,195,000	21,477,317
Northside TX Independent School District Building Project (GO Revenue) ±	2.00	6-1-2046	5,400,000	5,475,168
Northside TX Independent School District Series A (GO Revenue) ±	2.00	6-1-2039	3,740,000	3,771,453
Odessa TX Housing Finance Corporation 87th Street Apartments Project (Housing Revenue, FHA Insured) ±	1.43	12-1-2020	7,500,000	7,515,825
Pasadena TX Independent School District Building Project Series B (GO Revenue) ±	3.00	2-15-2044	45,060,000	46,684,413
Pflugerville TX Independent School District Prerefunded Bond (GO Revenue) ±	2.00	8-15-2039	7,665,000	7,797,758
Pflugerville TX Independent School District Prerefunded Bond School Building Series A (GO Revenue) ±	2.00	8-15-2039	4,830,000	4,913,656
Pflugerville TX Independent School District Unrefunded Bond (GO Revenue) ±	2.00	8-15-2039	15,205,000	15,409,659
Port Arthur TX Navigation District Jefferson County Environmental Facilities Motiva Enterprises LLC Project Series A (Resource Recovery Revenue) ø	1.35	4-1-2040	9,775,000	9,775,000
Port Arthur TX Navigation District Jefferson County Environmental Facilities Motiva Enterprises LLC Project Series C (Resource Recovery Revenue) ø	1.35	4-1-2040	31,000,000	31,000,000
Port Arthur TX Navigation District Jefferson County Environmental Facilities Motiva Enterprises LLC Project Series D (Resource Recovery Revenue) ø	1.35	11-1-2040	10,000,000	10,000,000

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—June 30, 2017	Wells Fargo Short-Term Municipal Bond Fund	31

Security name	Interest rate	Maturity date	Principal	Value

Texas (continued)
San Antonio TX Energy Acquisition Public Facility Corporation (Utilities Revenue)	5.25%	8-1-2018	$510,000	$530,237
San Antonio TX Junior Lien Series A (Utilities Revenue) ±	2.00	12-1-2027	20,320,000	20,563,840
San Antonio TX Junior Lien Series B (Utilities Revenue) ±	1.29	2-1-2033	26,700,000	26,692,524
San Antonio TX Junior Lien Series B (Utilities Revenue) ±	1.75	12-1-2027	11,000,000	11,056,210
San Antonio TX Junior Lien Series C (Utilities Revenue) ±	3.00	12-1-2045	12,100,000	12,497,727
San Antonio TX Junior Lien Series D (Utilities Revenue) ±	3.00	12-1-2045	12,000,000	12,584,040
San Antonio TX Series A (Utilities Revenue) ±	2.25	2-1-2033	24,350,000	24,822,877
Tarrant County TX ECFA Hendrick Medical Center Group (Health Revenue)	5.00	9-1-2019	655,000	702,959
Tarrant County TX ECFA Hendrick Medical Center Group (Health Revenue)	5.00	9-1-2020	920,000	1,015,266
Tarrant County TX ECFA Hendrick Medical Center Group (Health Revenue)	5.00	11-15-2020	1,045,000	1,108,254
Tarrant County TX Housing Finance Corporation MFHR Gateway Apartments (Housing Revenue, FNMA LOC, FNMA LIQ) ø	0.96	2-15-2036	11,110,000	11,110,000
Texas Municipal Gas Acquisition & Supply Corporation II Series A (Utilities Revenue, JPMorgan Chase & Company Guaranteed) ±	1.54	9-15-2017	1,415,000	1,415,439
Texas Municipal Gas Acquisition & Supply Corporation II Series B (Utilities Revenue, JPMorgan Chase & Company Guaranteed) ±	1.38	9-15-2017	13,785,000	13,781,692
Texas Municipal Gas Acquisition & Supply Corporation III (Utilities Revenue)	5.00	12-15-2017	6,450,000	6,558,038
Texas Municipal Gas Acquisition & Supply Corporation III (Utilities Revenue)	5.00	12-15-2018	4,500,000	4,729,005
Texas Municipal Gas Acquisition & Supply Corporation III (Utilities Revenue)	5.00	12-15-2019	7,000,000	7,576,730
Texas Municipal Gas Acquisition & Supply Corporation Senior Lien Series A (Utilities Revenue)	5.25	12-15-2017	1,745,000	1,776,619
Texas Northside Independent School District (GO Revenue) ±	1.45	6-1-2047	4,000,000	3,988,240
Texas PFA Assessment Unemployment Compensation Series B (Miscellaneous Revenue)	4.00	1-1-2018	3,245,000	3,245,292
Texas PFA Southern University Financing System (Education Revenue, Build America Mutual Assurance Company Insured)	5.00	11-1-2017	4,000,000	4,051,520
Texas PFA Southern University Financing System (Education Revenue, Build America Mutual Assurance Company Insured)	5.00	11-1-2018	3,395,000	3,552,732
Texas PFA Southern University Financing System (Education Revenue, Build America Mutual Assurance Company Insured)	5.00	11-1-2019	2,375,000	2,552,721
Tomball TX Independent School District Series B2 (GO Revenue) ±	3.00	2-15-2039	10,410,000	10,621,948
Walnut Creek TX Special Utility District (Water & Sewer Revenue, Build America Mutual Assurance Company Insured)	4.00	1-10-2018	640,000	649,082
Walnut Creek TX Special Utility District (Water & Sewer Revenue, Build America Mutual Assurance Company Insured)	4.00	1-10-2019	1,010,000	1,048,713
Walnut Creek TX Special Utility District (Water & Sewer Revenue, Build America Mutual Assurance Company Insured)	4.00	1-10-2020	500,000	528,945

				717,620,393

Utah: 0.96%
Murray City UT Hospital IHC Health Services Incorporated Series C (Health Revenue, Northern Trust Company SPA) ø	0.92	5-15-2037	21,800,000	21,800,000
Weber County UT Hospital IHC Health Services Incorporated Series 2000-C (Health Revenue, Bank of New York Mellon SPA) ø	0.92	2-15-2035	28,000,000	28,000,000

				49,800,000

Vermont: 0.18%
Vermont Student Assistance Corporation Series B Class-A1 (Education Revenue) ±	2.72	6-1-2022	9,389,424	9,457,309

The accompanying notes are an integral part of these financial statements.

32	Wells Fargo Short-Term Municipal Bond Fund	Portfolio of investments—June 30, 2017

Security name	Interest rate	Maturity date	Principal	Value

Virgin Islands: 0.09%
Virgin Islands PFA Matching Funding Loan Series A (Miscellaneous Revenue)	6.75%	10-1-2019	$1,210,000	$1,071,939
Virgin Islands PFA Senior Lien Matching Fund Loan Note Series B (Miscellaneous Revenue)	5.00	10-1-2018	2,985,000	2,836,019
Virgin Islands PFA Series A (Miscellaneous Revenue)	5.00	10-1-2018	800,000	760,072

				4,668,030

Virginia: 1.39%
Greater Richmond VA Convention Center Authority (Tax Revenue)	5.00	6-15-2019	1,250,000	1,340,825
Greater Richmond VA Convention Center Authority (Tax Revenue)	5.00	6-15-2020	1,000,000	1,104,100
Halifax County VA IDA (Utilities Revenue) ±	2.15	12-1-2041	57,600,000	58,514,688
Lexington VA IDA Kendal at Lexington (Health Revenue)	3.00	1-1-2019	320,000	326,195
Lexington VA IDA Kendal at Lexington (Health Revenue)	3.00	1-1-2020	450,000	462,155
Lexington VA IDA Kendal at Lexington (Health Revenue)	4.00	1-1-2021	440,000	468,706
Lexington VA IDA Kendal at Lexington (Health Revenue)	4.00	1-1-2022	525,000	564,134
Marquis VA CDA CAB (Tax Revenue) 144A±	0.00	9-1-2045	680,000	440,939
Marquis VA CDA CAB Series A (Tax Revenue) (i)	5.10	9-1-2036	2,169,000	1,701,082
Marquis VA CDA CAB Series C (Tax Revenue) (i)¤	0.00	9-1-2041	3,493,000	468,726
Petersburg VA RAN (GO Revenue) 144A	4.00	10-1-2017	5,000,000	5,003,200
Washington VA County IDA Series C (Health Revenue)	7.25	7-1-2019	1,355,000	1,425,528

				71,820,278

Washington: 0.39%
Washington HCFR Catholic Health Initiatives Series B (Health Revenue) ±	1.91	1-1-2035	8,650,000	8,622,147
Washington Health Care Facilities Authority Series A (Health Revenue)	5.00	2-1-2023	1,025,000	1,121,627
Washington Health Care Facilities Authority Fred Hutchinson Cancer Research Series B (Health Revenue) ±	1.92	1-1-2042	9,500,000	9,549,685
Washington Health Care Facilities Authority Series 2015 (Health Revenue)	5.00	7-1-2020	850,000	927,860

				20,221,319

West Virginia: 0.05%
West Virginia EDA PCR Appalachian Power Company Series D (Resource Recovery Revenue)	3.25	5-1-2019	2,745,000	2,796,853

Wisconsin: 1.15%
Milwaukee WI RDA Public Schools Refunding Bond Series A (Miscellaneous Revenue)	5.00	8-1-2018	4,320,000	4,498,330
Milwaukee WI RDA Wisconsin Housing Preservation Corporation (Housing Revenue, Johnson Bank LOC) ø	1.95	12-1-2038	2,115,000	2,115,000
Racine WI Elderly Housing Authority Wisconsin Housing Preservation Corporation (Housing Revenue, Johnson Bank LOC) ø	1.95	10-1-2042	2,055,000	2,055,000
Waukesha County WI Series B (Miscellaneous Revenue)	3.00	5-1-2021	17,400,000	17,647,428
Waukesha County WI Series C (Miscellaneous Revenue)	3.00	5-1-2022	3,035,000	3,121,589
Wisconsin Airport Facilities PFA Senior Obligation Group Series B (Airport Revenue)	5.00	7-1-2022	12,015,000	12,932,586
Wisconsin HEFA Ascension Health Alliance Series B (Health Revenue) ±	4.00	11-15-2043	13,000,000	13,644,410
Wisconsin HEFA Mercy Alliance Incorporated Project Series A (Health Revenue)	5.00	6-1-2019	1,005,000	1,043,029
Wisconsin HEFA Vernon Memorial Healthcare Incorporated (Health Revenue)	4.00	3-1-2018	300,000	304,716
Wisconsin HEFA Vernon Memorial Healthcare Incorporated (Health Revenue)	4.00	3-1-2019	445,000	460,450
Wisconsin HEFA Vernon Memorial Healthcare Incorporated (Health Revenue)	5.00	3-1-2020	375,000	403,423
Wisconsin PFA Guilford College (Education Revenue)	5.00	1-1-2021	650,000	704,633

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—June 30, 2017	Wells Fargo Short-Term Municipal Bond Fund	33

Security name	Interest rate	Maturity date	Principal	Value

Wisconsin (continued)
Wisconsin PFA Guilford College (Education Revenue)	5.00%	1-1-2022	$625,000	$687,231

				59,617,825

Total Municipal Obligations (Cost $5,081,918,250)				5,052,639,379

Other: 0.73%
Eaton Vance Municipal Income Trust ±144A§	2.15	9-1-2019	23,000,000	22,976,770
Nuveen California AMT-Free Municipal Income Fund Institutional MuniFund Term Preferred Shares ±144A§	1.02	7-1-2018	3,000,000	2,997,120
Nuveen Texas Quality Income Municipal Fund Institutional MuniFund Term Preferred Shares ±144A	1.56	11-1-2018	12,000,000	11,989,920

Total Other (Cost $38,000,000)				37,963,810

	Yield		Shares
Short-Term Investments: 0.45%

Investment Companies: 0.45%
Wells Fargo Municipal Cash Management Fund Institutional Class (l)(u)	0.81		23,294,140	23,308,117

Total Short-Term Investments (Cost $23,308,117)				23,308,117

Total investments in securities (Cost $5,143,226,367) *	98.75%	5,113,911,306
Other assets and liabilities, net	1.25	64,540,048

Total net assets	100.00%	$5,178,451,354

±	Variable rate investment. The rate shown is the rate in effect at period end.

ø	Variable rate demand notes are subject to a demand feature which reduces the effective maturity. The maturity date shown represents the final maturity date of the security. The interest rate is determined and reset by the issuer daily, weekly, or monthly depending upon the terms of the security. The rate shown is the rate in effect at period end.

144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.

(m)	The security is an auction-rate security which has an interest rate that resets at predetermined short-term intervals through a Dutch auction. The rate shown is the rate in effect at period end.

¤	The security is issued in zero coupon form with no periodic interest payments.

(i)	Illiquid security for which the designation as illiquid is unaudited.

(n)	The auction to set the interest rate on the security failed at period end due to insufficient investor interest. A failed auction does not itself cause a default.

(s)	The security is currently in default with regards to scheduled interest and/or principal payments. The Fund has stopped accruing interest on the security.

§	The security is subject to a demand feature which reduces the effective maturity.

(l)	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.

(u)	The rate represents the 7-day annualized yield at period end.

*	Cost for federal income tax purposes is $5,143,267,132 and unrealized gains (losses) consists of:

Gross unrealized gains	$22,830,293
Gross unrealized losses	(52,186,119)

Net unrealized losses	$(29,355,826)

The accompanying notes are an integral part of these financial statements.

34	Wells Fargo Short-Term Municipal Bond Fund	Statement of assets and liabilities—June 30, 2017

Assets
Investments
In unaffiliated securities, at value (cost $5,119,918,250)	$5,090,603,189
In affiliated securities, at value (cost $23,308,117)	23,308,117

Total investments, at value (cost $5,143,226,367)	5,113,911,306
Cash	1,771,424
Receivable for investments sold	39,517,296
Receivable for Fund shares sold	8,208,309
Receivable for interest	35,304,242
Prepaid expenses and other assets	140,771

Total assets	5,198,853,348

Liabilities
Dividends payable	1,478,483
Payable for investments purchased	7,042,184
Payable for Fund shares redeemed	9,596,964
Management fee payable	1,169,595
Distribution fee payable	41,935
Administration fees payable	482,545
Accrued expenses and other liabilities	590,288

Total liabilities	20,401,994

Total net assets	$5,178,451,354

NET ASSETS CONSIST OF
Paid-in capital	$5,212,397,111
Undistributed net investment income	233,052
Accumulated net realized losses on investments	(4,863,748)
Net unrealized losses on investments	(29,315,061)

Total net assets	$5,178,451,354

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE
Net assets – Class A	$1,619,974,054
Shares outstanding – Class A1	164,480,779
Net asset value per share – Class A	$9.85
Maximum offering price per share – Class A2	$10.05
Net assets – Class C	$62,796,426
Shares outstanding – Class C1	6,375,499
Net asset value per share – Class C	$9.85
Net assets – Administrator Class	$68,620,904
Shares outstanding – Administrator Class[1]	6,962,623
Net asset value per share – Administrator Class	$9.86
Net assets – Institutional Class	$3,427,059,970
Shares outstanding – Institutional Class[1]	347,304,244
Net asset value per share – Institutional Class	$9.87

[1]	The Fund has an unlimited number of authorized shares.

[2]	Maximum offering price is computed as 100/98 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Statement of operations—year ended June 30, 2017	Wells Fargo Short-Term Municipal Bond Fund	35

Investment income
Interest	$102,880,362
Income from affiliated securities	145,208

Total investment income	103,025,570

Expenses
Management fee	17,977,561
Administration fees
Class A	3,507,948
Class C	116,716
Administrator Class	82,816
Institutional Class	2,525,995
Shareholder servicing fees
Class A	5,481,168
Class C	182,369
Administrator Class	206,371
Distribution fee
Class C	547,106
Custody and accounting fees	218,599
Professional fees	72,046
Registration fees	473,397
Shareholder report expenses	278,639
Trustees’ fees and expenses	14,287
Other fees and expenses	116,196

Total expenses	31,801,214
Less: Fee waivers and/or expense reimbursements	(3,855,125)

Net expenses	27,946,089

Net investment income	75,079,481

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS

Net realized gains (losses) on:
Unaffiliated securities	(3,917,470)
Affiliated securities	18,113
Futures transactions	(1,003,673)

Net realized losses on investments	(4,903,030)

Net change in unrealized gains (losses) on:
Unaffiliated securities	(66,009,766)
Futures transactions	2,244,088

Net change in unrealized gains (losses) on investments	(63,765,678)

Net realized and unrealized gains (losses) on investments	(68,668,708)

Net increase in net assets resulting from operations	$6,410,773

The accompanying notes are an integral part of these financial statements.

36	Wells Fargo Short-Term Municipal Bond Fund	Statement of changes in net assets

	Year ended June 30, 2017		Year ended June 30, 2016

Operations
Net investment income		$75,079,481		$69,753,998
Net realized gains (losses) on investments		(4,903,030)		313,342
Net change in unrealized gains (losses) on investments		(63,765,678)		25,680,125

Net increase in net assets resulting from operations		6,410,773		95,747,465

Distributions to shareholders from
Net investment income
Class A		(26,881,369)		(34,052,798)
Class C		(357,182)		(323,418)
Administrator Class		(1,047,967)		(1,830,622)
Institutional Class		(46,799,622)		(28,544,540)
Investor Class		N/A		(4,994,406)[1]
Net realized gains
Class A		0		(2,591,530)
Class C		0		(67,566)
Administrator Class		0		(68,933)
Institutional Class		0		(1,635,693)

Total distributions to shareholders		(75,086,140)		(74,109,506)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	47,087,343	466,462,041	222,039,298	2,209,060,220
Class C	365,633	3,610,903	619,066	6,157,726
Administrator Class	3,644,235	36,019,668	6,630,944	66,017,256
Institutional Class	250,417,118	2,483,765,001	144,491,550	1,439,440,660
Investor Class	N/A	N/A	7,146,734 [1]	71,071,037 [1]

		2,989,857,613		3,791,746,899

Reinvestment of distributions
Class A	2,631,572	25,991,952	3,592,827	35,741,018
Class C	32,008	315,831	34,436	342,547
Administrator Class	105,008	1,037,474	189,138	1,882,997
Institutional Class	3,246,381	32,092,838	1,702,491	16,967,909
Investor Class	N/A	N/A	384,006 [1]	3,819,645 [1]

		59,438,095		58,754,116

Payment for shares redeemed
Class A	(222,685,934)	(2,205,141,871)	(112,700,409)	(1,121,238,204)
Class C	(2,262,738)	(22,325,473)	(2,801,679)	(27,864,138)
Administrator Class	(6,327,055)	(62,516,576)	(48,717,360)	(485,134,480)
Institutional Class	(132,881,297)	(1,312,656,176)	(110,273,026)	(1,098,863,134)
Investor Class	N/A	N/A	(169,667,638)[1]	(1,689,668,427)[1]

		(3,602,640,096)		(4,422,768,383)

Net decrease in net assets resulting from capital share transactions		(553,344,388)		(572,267,368)

Total decrease in net assets		(622,019,755)		(550,629,409)

Net assets
Beginning of period		5,800,471,109		6,351,100,518

End of period		$5,178,451,354		$5,800,471,109

Undistributed net investment income		$233,052		$163,950

[1]	For the period from July 1, 2015 to October 23, 2015. Effective at the close of business on October 23, 2015, Investor Class shares were converted to Class A shares and are no longer offered by the Fund.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Short-Term Municipal Bond Fund	37

(For a share outstanding throughout each period)

	Year ended June 30
CLASS A	2017	2016	2015	2014	2013
Net asset value, beginning of period	$9.96	$9.93	$10.00	$9.97	$10.01
Net investment income	0.12	0.11	0.09	0.11	0.11
Net realized and unrealized gains (losses) on investments	(0.11)	0.04	(0.06)	0.05	0.00 [1]

Total from investment operations	0.01	0.15	0.03	0.16	0.11
Distributions to shareholders from
Net investment income	(0.12)	(0.11)	(0.09)	(0.11)	(0.11)
Net realized gains	0.00	(0.01)	(0.01)	(0.02)	(0.04)

Total distributions to shareholders	(0.12)	(0.12)	(0.10)	(0.13)	(0.15)
Net asset value, end of period	$9.85	$9.96	$9.93	$10.00	$9.97
Total return[2]	0.14%	1.49%	0.27%	1.55%	1.07%
Ratios to average net assets (annualized)
Gross expenses	0.76%	0.75%	0.75%	0.76%	0.77%
Net expenses	0.63%	0.62%	0.60%	0.60%	0.60%
Net investment income	1.23%	1.11%	0.89%	1.08%	1.10%
Supplemental data
Portfolio turnover rate	23%	16%	24%	28%	39%
Net assets, end of period (000s omitted)	$1,619,974	$3,362,147	$2,228,977	$2,031,798	$1,620,994

[1]	Amount is less than $0.005.

[2]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

38	Wells Fargo Short-Term Municipal Bond Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended June 30
CLASS C	2017	2016	2015	2014	2013
Net asset value, beginning of period	$9.96	$9.93	$10.00	$9.97	$10.01
Net investment income	0.05	0.04	0.01	0.03	0.04
Net realized and unrealized gains (losses) on investments	(0.11)	0.04	(0.06)	0.05	0.00 [1]

Total from investment operations	(0.06)	0.08	(0.05)	0.08	0.04
Distributions to shareholders from
Net investment income	(0.05)	(0.04)	(0.01)	(0.03)	(0.04)
Net realized gains	0.00	(0.01)	(0.01)	(0.02)	(0.04)

Total distributions to shareholders	(0.05)	(0.05)	(0.02)	(0.05)	(0.08)
Net asset value, end of period	$9.85	$9.96	$9.93	$10.00	$9.97
Total return[2]	(0.61)%	0.73%	(0.48)%	0.79%	0.32%
Ratios to average net assets (annualized)
Gross expenses	1.51%	1.50%	1.50%	1.51%	1.52%
Net expenses	1.38%	1.37%	1.35%	1.35%	1.35%
Net investment income	0.49%	0.35%	0.14%	0.34%	0.37%
Supplemental data
Portfolio turnover rate	23%	16%	24%	28%	39%
Net assets, end of period (000s omitted)	$62,796	$82,111	$103,146	$133,463	$172,364

[1]	Amount is less than $0.005.

[2]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Short-Term Municipal Bond Fund	39

(For a share outstanding throughout each period)

	Year ended June 30
ADMINISTRATOR CLASS	2017	2016	2015	2014	2013
Net asset value, beginning of period	$9.97	$9.95	$10.03	$9.99	$10.03
Net investment income	0.13	0.11 [1]	0.09	0.11	0.11
Net realized and unrealized gains (losses) on investments	(0.11)	0.03	(0.07)	0.06	0.00 [2]

Total from investment operations	0.02	0.14	0.02	0.17	0.11
Distributions to shareholders from
Net investment income	(0.13)	(0.11)	(0.09)	(0.11)	(0.11)
Net realized gains	0.00	(0.01)	(0.01)	(0.02)	(0.04)

Total distributions to shareholders	(0.13)	(0.12)	(0.10)	(0.13)	(0.15)
Net asset value, end of period	$9.86	$9.97	$9.95	$10.03	$9.99
Total return	0.17%	1.42%	0.17%	1.65%	1.07%
Ratios to average net assets (annualized)
Gross expenses	0.70%	0.66%	0.68%	0.70%	0.71%
Net expenses	0.60%	0.59%	0.60%	0.60%	0.60%
Net investment income	1.27%	1.08%	0.89%	1.08%	1.07%
Supplemental data
Portfolio turnover rate	23%	16%	24%	28%	39%
Net assets, end of period (000s omitted)	$68,621	$95,121	$511,894	$565,737	$547,806

[1]	Calculated based upon average shares outstanding

[2]	Amount is less than $0.005.

The accompanying notes are an integral part of these financial statements.

40	Wells Fargo Short-Term Municipal Bond Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended June 30
INSTITUTIONAL CLASS	2017	2016	2015	2014	2013
Net asset value, beginning of period	$9.98	$9.95	$10.02	$9.99	$10.02
Net investment income	0.15	0.13	0.11	0.13	0.13
Net realized and unrealized gains (losses) on investments	(0.11)	0.04	(0.06)	0.05	0.01

Total from investment operations	0.04	0.17	0.05	0.18	0.14
Distributions to shareholders from
Net investment income	(0.15)	(0.13)	(0.11)	(0.13)	(0.13)
Net realized gains	0.00	(0.01)	(0.01)	(0.02)	(0.04)

Total distributions to shareholders	(0.15)	(0.14)	(0.12)	(0.15)	(0.17)
Net asset value, end of period	$9.87	$9.98	$9.95	$10.02	$9.99
Total return	0.37%	1.71%	0.47%	1.75%	1.37%
Ratios to average net assets (annualized)
Gross expenses	0.43%	0.42%	0.42%	0.43%	0.45%
Net expenses	0.40%	0.40%	0.40%	0.40%	0.40%
Net investment income	1.48%	1.33%	1.09%	1.29%	1.30%
Supplemental data
Portfolio turnover rate	23%	16%	24%	28%	39%
Net assets, end of period (000s omitted)	$3,427,060	$2,261,092	$1,895,713	$1,382,576	$1,185,687

The accompanying notes are an integral part of these financial statements.

Notes to financial statements	Wells Fargo Short-Term Municipal Bond Fund	41

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Short-Term Municipal Bond Fund (the “Fund”) which is a diversified series of the Trust.

Effective at the close of business on October 23, 2015, Investor Class shares were converted to Class A shares and are no longer offered by the Fund. Information for Investor Class shares reflected in the financial statements represents activity through October 23, 2015.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.

Debt securities are valued at the evaluated bid price provided by an independent pricing service or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.

Futures that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price.

Investments in registered open-end investment companies are valued at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Fund. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Management Valuation Team of Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Management Valuation Team which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market values, to assess the continued appropriateness of the fair valuation methodologies used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the inputs considered in the valuation process until there is a readily available price provided on an exchange or by an independent pricing service. Valuations received from an independent pricing service or independent broker-dealer quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the manager and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

When-issued transactions

The Fund may purchase securities on a forward commitment or when-issued basis. The Fund records a when-issued transaction on the trade date and will segregate assets in an amount at least equal in value to the Fund’s commitment to purchase when-issued securities. Securities purchased on a when-issued basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

Futures contracts

The Fund is subject to interest rate risk in the normal course of pursuing its investment objectives. The Fund may buy and sell futures contracts in order to gain exposure to, or protect against, changes in interest rates. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the Fund and the prices of futures contracts, and the possibility of an illiquid market.

42	Wells Fargo Short-Term Municipal Bond Fund	Notes to financial statements

The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset or liability and in the Statement of Operations as unrealized gains or losses until the contracts are closed, at which point they are recorded as net realized gains or losses on futures contracts. With futures contracts, there is minimal counterparty risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily based on the effective interest method. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has been determined to be doubtful based on consistently applied procedures and the fair value has decreased. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

Distributions to shareholders

Distributions to shareholders from net investment income are accrued daily and paid monthly. Distributions from net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior the Fund’s fiscal year end may be categorized as a tax return of capital.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable and tax-exempt income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. At June 30, 2017, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Undistributed net investment income	Accumulated net realized losses on investments
$75,761	$(75,761)

As of June 30, 2017, the Fund had capital loss carryforwards which consist of $4,822,983 in long-term capital losses.

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

Notes to financial statements	Wells Fargo Short-Term Municipal Bond Fund	43
∎	Level 1 – quoted prices in active markets for identical securities

∎	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

∎	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of June 30, 2017:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:

Municipal obligations	$0	$5,052,639,379	$0	$5,052,639,379

Other	0	37,963,810	0	37,963,810

Short-term investments
Investment companies	23,308,117	0	0	23,308,117
Total assets	$23,308,117	$5,090,603,189	$0	$5,113,911,306

The Fund recognizes transfers between levels within the fair value hierarchy at the end of the reporting period. At June 30, 2017, the Fund did not have any transfers into/out of Level 1, Level 2, or Level 3.

4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES

Management fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”), is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser, providing fund-level administrative services in connection with the Fund’s operations, and providing any other fund-level administrative services reasonably necessary for the operation of the Fund. As compensation for its services under the investment management agreement, Funds Management is entitled to receive an annual management fee starting at 0.35% and declining to 0.255% as the average daily net assets of the Fund increase. For the year ended June 30, 2017, the management fee was equivalent to an annual rate of 0.33% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. Wells Capital Management Incorporated, an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.15% and declining to 0.05% as the average daily net assets of the Fund increase.

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:

Class-level administration fee
Class A, Class C	0.16%
Administrator Class	0.10
Institutional Class	0.08

44	Wells Fargo Short-Term Municipal Bond Fund	Notes to financial statements

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses. Funds Management has committed through October 31, 2017 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 0.63% for Class A shares, 1.38% for Class C shares, 0.60% for Administrator Class shares, and 0.40% for Institutional Class shares. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

During the year ended June 30, 2017, State Street Bank and Trust Company, the Fund’s custodian, reimbursed the Fund $11,178 for certain out-of-pocket expenses that were billed to the Fund in error from 1998-2015. This amount is included in interest income on the Statement of Operations. In addition, Funds Management was also reimbursed $3,206 for waivers/reimbursements it made to the Fund during the period the Fund was erroneously billed.

Distribution fee

The Trust has adopted a distribution plan for Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class C shares and paid to Wells Fargo Funds Distributor, LLC, the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares.

In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the year ended June 30, 2017, Funds Distributor received $4,759 from the sale of Class A shares. No contingent deferred sales charges were incurred by Class A and Class C shares for the year ended June 30, 2017.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, and Administrator Class of the Fund are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended June 30, 2017 were $1,144,657,178 and $1,414,848,290, respectively.

The Fund may purchase or sell investment securities to other Wells Fargo affiliates pursuant to Rule 17a-7 of the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices. Interfund trades are included within the respective purchases and sales amounts shown.

6. DERIVATIVE TRANSACTIONS

During the year ended June 30, 2017, the Fund entered into futures contracts to take advantage of the differences between municipal and treasury yields and to help manage the duration of the portfolio.

As of June 30, 2017, the Fund did not have any open futures contracts. The Fund had an average notional amount of $29,651,737 in short futures contracts during the year ended June 30, 2017.

The realized losses and change in unrealized gains (losses) on futures contracts are reflected in the Statement of Operations.

7. BANK BORROWINGS

The Trust (excluding the money market funds and certain other funds) and Wells Fargo Variable Trust are parties to a $250,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund. Prior to August 30, 2016, the revolving credit agreement amount was $200,000,000 and the annual commitment fee was equal to 0.20% of the unused balance which was allocated to each participating fund.

Notes to financial statements	Wells Fargo Short-Term Municipal Bond Fund	45

For the year ended June 30, 2017, there were no borrowings by the Fund under the agreement.

8. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended June 30, 2017 and June 30, 2016 were as follows:

	Year ended June 30
	2017	2016
Ordinary income	$0	$2,626,176
Tax-exempt income	75,086,140	69,745,784
Long-term capital gain	0	1,737,546

As of June 30, 2017, the components of distributable earnings on a tax basis were as follows:

Undistributed tax-exempt income	Unrealized losses	Capital loss carryforward
$1,725,882	$(29,355,826)	$(4,822,983)

9. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

10. REGULATORY CHANGES

In October 2016, the Securities and Exchange Commission (“SEC”) adopted new rules and forms and amended existing rules and forms (together, “final rules”) intended to modernize and enhance the reporting and disclosure of information by registered investment companies and to enhance liquidity risk management by open-end mutual funds and exchange-traded funds. The final rules will enhance the quality of information available to investors and will allow the SEC to more effectively collect and use data reported by funds. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in the Fund’s financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management has evaluated the amendments to Regulation S-X and its adoption will result in enhanced financial disclosures in the Fund’s financial statements. Management continues to evaluate the reporting requirements for the new form types (compliance date is June 1, 2018) and the implementation of the liquidity risk management program (compliance date is December 1, 2018).

46	Wells Fargo Short-Term Municipal Bond Fund	Report of independent registered public accounting firm

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Wells Fargo Short-Term Municipal Bond Fund (the “Fund”), one of the funds constituting the Wells Fargo Funds Trust, as of June 30, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2017, by correspondence with custodians and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Short-Term Municipal Bond Fund as of June 30, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

August 25, 2017

Other information (unaudited)	Wells Fargo Short-Term Municipal Bond Fund	47

TAX INFORMATION

Pursuant to Section 852 of the Internal Revenue Code, 100% of distributions paid from net investment income is designated as exempt-interest dividends for the fiscal year ended June 30, 2017.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wellsfargofunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at wellsfargofunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available monthly on the Fund’s website (wellsfargofunds.com), on a one-month delayed basis. In addition, top ten holdings information (excluding derivative positions) for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

48	Wells Fargo Short-Term Municipal Bond Fund	Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 148 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Board member of the Forté Foundation (non-profit organization) and the Vincent Memorial Hospital Endowment (non-profit organization), where he serves on the Investment Committee and as a Chair of the Audit Committee. Mr. Ebsworth is a CFA® charterholder.	Asset Allocation Trust
Jane A. Freeman (Born 1953)	Trustee, since 2015	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is a Board Member of Ruth Bancroft Garden (non-profit organization) and an inactive chartered financial analyst.	Asset Allocation Trust
Peter G. Gordon** (Born 1942)	Trustee, since 1998; Chairman, since 2005	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College.	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (charter school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust

Other information (unaudited)	Wells Fargo Short-Term Municipal Bond Fund	49

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust
Timothy J. Penny (Born 1951)	Trustee, since 1996: Vice Chairman, since 2017	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Trustee of the Evergreen Funds complex (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

**	Peter Gordon is expected to retire on December 31, 2017.

Advisory Board Members

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer	Current other public company or investment company directorships
James G. Polisson (Born 1959)	Advisory Board Member, since 2017	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors (Blackrock) from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Prior thereto, Vice President, Fidelity Retail Mutual Fund Group from 1996 to 1998 and Risk Management Practice Manager, Fidelity Consulting from 1995 to 1996. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	Asset Allocation Trust
Pamela Wheelock (Born 1959)	Advisory Board Member, since 2017	Chief Operating Officer, Twin Cities Habitat for Humanity, since January, 2017. Vice President of University Services, University of Minnesota from 2012 to 2017. Prior thereto, Interim President and Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2010 to 2011, Chairman of the Board from 2009 to 2011 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently on the Board of Directors, Governance Committee and Finance Committee, for the Minnesota Philanthropy Partners (Saint Paul Foundation) since 2012 and Board Chair of the Minnesota Wild Foundation since 2010.	Asset Allocation Trust

50	Wells Fargo Short-Term Municipal Bond Fund	Other information (unaudited)

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.
Nancy Wiser[1] (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Officer, since 2003	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Assistant General Counsel of Wells Fargo Bank, N.A. since 2013 and Vice President and Managing Counsel of Wells Fargo Bank, N.A. from 1996 to 2013.
Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Senior Vice President and Chief Compliance Officer since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.
Jeremy DePalma[1] (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

[1]	Nancy Wiser acts as Treasurer of 69 funds in the Fund Complex. Jeremy DePalma acts as Treasurer of 79 funds and Assistant Treasurer of 69 funds in the Fund Complex.

[2]	The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wellsfargofunds.com.

Other information (unaudited)	Wells Fargo Short-Term Municipal Bond Fund	51

BOARD CONSIDERATION OF INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS:

Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”) must determine annually whether to approve the continuation of the Trust’s investment management and sub-advisory agreements. In this regard, at an in-person meeting held on May 16-17, 2017 (the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment management and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for Wells Fargo Short-Term Municipal Bond Fund (the “Fund”): (i) an investment management agreement (the “Management Agreement”) with Wells Fargo Funds Management, LLC (“Funds Management”); and (ii) an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Wells Capital Management Incorporated (the “Sub-Adviser”), an affiliate of Funds Management. The Management Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.”

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at an in-person meeting in April 2017, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2017. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable. The Board considered the approval of the Advisory Agreements for the Fund as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included a description of the investment advisory services and Fund-level administrative services covered by the Management Agreement, as well as, among other things, a summary of the background and experience of senior management of Funds Management, a summary of certain organizational and personnel changes involving Funds Management and the Sub-Adviser, and a description of Funds Management’s and the Sub-Adviser’s business continuity planning programs and of their approaches to data privacy and cybersecurity. The Board also considered the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund.

The Board evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates.

Fund performance and expenses

The Board considered the performance results for the Fund over various time periods ended December 31, 2016. The Board considered these results in comparison to the performance of funds in a universe that was determined by

52	Wells Fargo Short-Term Municipal Bond Fund	Other information (unaudited)

Broadridge Inc. (“Broadridge”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe. The Board noted that the performance of the Fund (Class A) was higher than the average performance of the Universe for all periods under review except for the one-year period. The Board also noted that the performance of the Fund was higher than or in range of its benchmark, the Bloomberg Barclays 1-3 Year Composite Municipal Bond Index, for all periods under review except the one-year period.

The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Broadridge to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year. Based on the Broadridge reports, the Board noted that the net operating expense ratios of the Fund were lower than the median net operating expense ratios of the expense Groups for all share classes.

The Board took into account the Fund performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreements.

Investment management and sub-advisory fee rates

The Board reviewed and considered the contractual fee rates payable by the Fund to Funds Management under the Management Agreement, as well as the contractual fee rates payable by the Fund to Funds Management for class-level administrative services under a Class-Level Administration Agreement, which include, among other things, class-level transfer agency and sub-transfer agency costs (collectively, the “Management Rates”). The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Adviser for investment sub-advisory services.

Among other information reviewed by the Board was a comparison of the Fund’s Management Rates with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the funds in the expense Groups. The Board noted that the Management Rates of the Fund were lower than or equal to the sum of these average rates for the Fund’s expense Groups for all share classes.

The Board also received and considered information about the portion of the total management fee that was retained by Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. Given the affiliation between Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of fees between them.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing mutual funds compared with those associated with managing assets of non-mutual fund clients such as institutional separate accounts.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Funds Management under the Management Agreement and to the Sub-Adviser under the Sub-Advisory Agreement was reasonable.

Profitability

The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of Wells Fargo as a whole, from providing services to the Fund and the fund family as a whole. The Board also received and considered information concerning the profitability of the Sub-Adviser from providing services to the fund family as a whole, noting that the Sub-Adviser’s profitability information with respect to providing services to the Fund was subsumed in the Wells Fargo and Funds Management profitability analysis.

Funds Management reported on the methodologies and estimates used in calculating profitability, including a description of the methodology used to allocate certain expenses. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size and type of fund.

Other information (unaudited)	Wells Fargo Short-Term Municipal Bond Fund	53

Based on its review, the Board did not deem the profits reported by Funds Management or Wells Fargo from its services to the Fund to be at a level that would prevent it from approving the continuation of the Advisory Agreements.

Economies of scale

With respect to possible economies of scale, the Board noted the existence of breakpoints in the Fund’s management fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size. It considered that, for a small fund or a fund that shrinks in size, breakpoints conversely can result in higher fee levels. The Board also considered that in addition to management fee breakpoints, competitive management fee rates set at the outset without regard to breakpoints and fee waiver and expense reimbursement arrangements are means of sharing potential economies of scale with shareholders of the Fund. The Board considered Funds Management’s view, which Funds Management indicated was supported by independent third-party industry studies which were summarized for the Board, that any analyses of potential economies of scale in managing a particular fund are inherently limited in light of the joint and common costs and investments that Funds Management incurs across the fund family as a whole.

The Board concluded that the Fund’s fee and expense arrangements, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.

Other benefits to Funds Management and the Sub-Adviser

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund. The Board noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser, fees earned by Funds Management and the Sub-Adviser from managing a private investment vehicle for the fund family’s securities lending collateral and commissions earned by an affiliated broker from portfolio transactions.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.

Conclusion

At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable.

54	Wells Fargo Short-Term Municipal Bond Fund	List of abbreviations

The following is a list of common abbreviations for terms and entities that may have appeared in this report.

ACA	— ACA Financial Guaranty Corporation
ADR	— American depositary receipt
ADS	— American depositary shares
AGC	— Assured Guaranty Corporation
AGM	— Assured Guaranty Municipal
Ambac	— Ambac Financial Group Incorporated
AMT	— Alternative minimum tax
AUD	— Australian dollar
BAN	— Bond anticipation notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazilian real
CAB	— Capital appreciation bond
CAD	— Canadian dollar
CCAB	— Convertible capital appreciation bond
CDA	— Community Development Authority
CDO	— Collateralized debt obligation
CHF	— Swiss franc
CLO	— Collateralized loan obligation
CLP	— Chilean peso
COP	— Colombian peso
DKK	— Danish krone
DRIVER	— Derivative inverse tax-exempt receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-traded fund
EUR	— Euro
FDIC	— Federal Deposit Insurance Corporation
FFCB	— Federal Farm Credit Banks
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Administration
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British pound
GDR	— Global depositary receipt
GNMA	— Government National Mortgage Association
GO	— General obligation
HCFR	— Healthcare facilities revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher education facilities authority revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong dollar
HUD	— Department of Housing and Urban Development
HUF	— Hungarian forint
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Indonesian rupiah
IEP	— Irish pound
JPY	— Japanese yen
KRW	— Republic of Korea won
LIBOR	— London Interbank Offered Rate
LIFER	— Long Inverse Floating Exempt Receipts
LIQ	— Liquidity agreement
LLC	— Limited liability company
LLLP	— Limited liability limited partnership
LLP	— Limited liability partnership
LOC	— Letter of credit
LP	— Limited partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multifamily housing revenue
MSTR	— Municipal securities trust receipts
MTN	— Medium-term note
MUD	— Municipal Utility District
MXN	— Mexican peso
MYR	— Malaysian ringgit
National	— National Public Finance Guarantee Corporation
NGN	— Nigerian naira
NOK	— Norwegian krone
NZD	— New Zealand dollar
PCFA	— Pollution Control Financing Authority
PCL	— Public Company Limited
PCR	— Pollution control revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable floating option tax-exempt receipts
PJSC	— Public Joint Stock Company
plc	— Public limited company
PLN	— Polish zloty
PUTTER	— Puttable tax-exempt receipts
R&D	— Research & development
Radian	— Radian Asset Assurance
RAN	— Revenue anticipation notes
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real estate investment trust
ROC	— Reset option certificates
RON	— Romanian lei
RUB	— Russian ruble
SAVRS	— Select auction variable rate securities
SBA	— Small Business Authority
SDR	— Swedish depositary receipt
SEK	— Swedish krona
SFHR	— Single-family housing revenue
SFMR	— Single-family mortgage revenue
SGD	— Singapore dollar
SPA	— Standby purchase agreement
SPDR	— Standard & Poor’s Depositary Receipts
SPEAR	— Short Puttable Exempt Adjustable Receipts
STRIPS	— Separate trading of registered interest and
principal securities
TAN	— Tax anticipation notes
TBA	— To be announced
THB	— Thai baht
TIPS	— Treasury inflation-protected securities
TRAN	— Tax revenue anticipation notes
TRY	— Turkish lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
ZAR	— South African rand

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For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, email, visit the Fund’s website, or call:

Wells Fargo Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: fundservice@wellsfargo.com

Website: wellsfargofunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wellsfargofunds.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Asset Management (WFAM) is a trade name used by the asset management businesses of Wells Fargo & Company. Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the funds. The funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA, an affiliate of Wells Fargo & Company. Neither Wells Fargo Funds Management nor Wells Fargo Funds Distributor has Fund customer accounts/assets, and neither provides investment advice/recommendations or acts as an investment advice fiduciary to any investor.

NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

© 2017 Wells Fargo Funds Management, LLC. All rights reserved.

304898 08-17 A256/AR256 06-17

Annual Report

June 30, 2017

Wells Fargo Strategic Municipal Bond Fund

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Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of June 30, 2017, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements; the views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC, and the Funds disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

2	Wells Fargo Strategic Municipal Bond Fund	Letter to shareholders (unaudited)

Andrew Owen

President

Wells Fargo Funds

Many equity markets advanced during this reporting period, supported by modest economic growth despite political uncertainty.

Dear Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Strategic Municipal Bond Fund for the 12-month period that ended June 30, 2017. Many equity markets advanced during this reporting period, supported by modest economic growth despite political uncertainty. U.S. and international stocks returned 17.90% and 20.45% for the 12-month period, respectively, as measured by the S&P 500 Index1 and the MSCI ACWI ex USA Index (Net).2 Within fixed income, the Bloomberg Barclays U.S. Aggregate Bond Index3 returned -0.31% and the Bloomberg Barclays Municipal Bond Index4 returned -0.49% as interest rates rose from low levels.

Globally, stocks delivered positive results in the third quarter of 2016; bonds’ interest rates remained low.

Stocks’ upward trend continued into August 2016 and then lost some steam. Ever since the Great Recession, markets worldwide have been supported to varying degrees by accommodative policies from leading central banks, including the Federal Reserve (Fed), European Central Bank (ECB), Bank of England, and Bank of Japan. As a result, investors have watched closely for any signs that global central banks might tighten their measures. In the U.S., early-September comments by several Fed officials appeared to suggest a September interest-rate increase, which sent stock and bond prices down. However, stocks surged following the Fed’s September 20th meeting on news that the Fed had decided to delay a rate increase to later in 2016. In bond markets, interest rates rose during the quarter but remained at historically low levels as a result of easy monetary policies, subdued global growth, and modest inflation expectations. Yields did rise, however, after bottoming in early July, because market participants felt that yields had overshot the real risks of the U.K.’s vote to exit the European Union and as economic activity strengthened.

During the fourth quarter of 2016, prospects for faster growth and higher interest rates in the U.S. influenced markets.

Early in the fourth quarter of 2016, U.S. stocks tended to trade lower amid concerns such as a likely interest-rate increase and uncertainty over the approaching general election. However, following Donald Trump’s election as president in early November, U.S. stocks began to rally. Investors appeared optimistic that the new administration would usher in a series of progrowth policies, and supportive economic news helped the rally carry through the quarter. The buoyant environment sent interest rates higher as well. At its mid-December meeting, Fed officials raised their target interest rate for the first time in a year by a quarter percentage point to between 0.50% and 0.75%. The fourth quarter also saw the implementation of the Securities and Exchange Commission’s new rules for money market funds, which included floating net asset values (NAVs) for institutional prime and municipal money market funds as well as the possibility of liquidity fees and redemption gates. In the year leading up to money market fund reform implementation, nearly $1 trillion in assets moved from these types of money market funds into government money market funds, which continued to transact at a stable $1 NAV. Outside of the U.S., the prospects for faster U.S. growth appeared to trigger some acceleration in Europe.

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[2]	The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the United States and Canada. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[3]	The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar–denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[4]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

Letter to shareholders (unaudited)	Wells Fargo Strategic Municipal Bond Fund	3

Economies improved in the first quarter of 2017, supporting markets.

Stocks rallied globally through the first quarter of 2017, supported by signs of improvement in the U.S. and global economies. U.S. economic data released during the quarter reflected a healthy economy. Hiring remained strong, and business and consumer sentiment improved. In March, Fed officials raised their target interest rate by a quarter percentage point to between 0.75% and 1.00%. With the Fed’s target interest rate increase, short-term bond yields rose during the quarter. Meanwhile, longer-term Treasury yields were little changed, leading to positive performance. Investment-grade and high-yield bonds benefited from strong demand. Municipal bond returns were positive in the quarter, helped by strong demand and constrained new-issue supply. Outside of the U.S., stocks in emerging markets generally outperformed stocks in the U.S. and international developed markets because they benefited from both global economic growth and recent weakening in the U.S. dollar. European stocks also outperformed the U.S. market.

Steady advancement in many markets marked the second quarter of 2017.

With steady, modest economic growth both in the U.S. and abroad during the second quarter of 2017, most equity markets in the U.S. and abroad advanced with few signs of volatility. Within the economy, U.S. inflation trended lower despite the unemployment rate continuing to decline. Ten-year U.S. Treasury yields declined, resulting in stronger prices for long-term bonds. As was widely expected, Fed officials in June again raised their target interest rate by a quarter percentage point to between 1.00% and 1.25%. They also released a blueprint for reducing the Fed’s balance sheet, which had ballooned due to quantitative easing. Although economic momentum increased in Europe, the ECB held its rates steady at low levels because underlying inflation remained subdued. In emerging markets, many countries benefited from stronger currencies versus the U.S. dollar.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest in Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Andrew Owen

President

Wells Fargo Funds

Periods of uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future.

For further information about your Fund, contact your investment professional, visit our website at wellsfargofunds.com, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

4	Wells Fargo Strategic Municipal Bond Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks current income exempt from regular federal income tax.

Manager

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Wendy Casetta

Lyle J. Fitterer, CFA®, CPA

Robert J. Miller

Average annual total returns (%) as of June 30, 20171

		Including sales charge			Excluding sales charge			Expense ratios[2] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[3]
Class A (VMPAX)	12-1-1994	(3.40)	1.34	2.46	0.65	2.16	2.88	0.82	0.82
Class C (DHICX)	8-18-1997	(1.10)	1.40	2.11	(0.10)	1.40	2.11	1.57	1.57
Administrator Class (VMPYX)	10-6-1997	–	–	–	0.67	2.28	3.05	0.76	0.69
Institutional Class (STRIX)	11-30-2012	–	–	–	0.99	2.49	3.16	0.49	0.49
Bloomberg Barclays Short-Intermediate Municipal Bond Index[4]	–	–	–	–	0.27	2.02	3.69	–	–

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargofunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 4.00%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Administrator Class and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. Changes in market conditions and government policies may lead to periods of heightened volatility in the bond market and reduced liquidity for certain bonds held by the Fund. In general, when interest rates rise, bond values fall and investors may lose principal value. Interest-rate changes and their impact on the Fund and its share price can be sudden and unpredictable. High-yield securities have a greater risk of default and tend to be more volatile than higher-rated debt securities. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to municipal securities risk. Consult the Fund’s prospectus for additional information on these and other risks. A portion of the Fund’s income may be subject to federal, state, and/or local income taxes or the Alternative Minimum Tax (AMT). Any capital gains distributions may be taxable.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Strategic Municipal Bond Fund	5

Growth of $10,000 investment as of June 30, 2017[5]

[1]	Historical performance shown for the Institutional Class shares prior to their inception reflects the performance of the Administrator Class shares, and includes the higher expenses applicable to the Administrator Class shares. If these expenses had not been included, returns for Institutional Class shares would be higher. Historical performance shown for all classes of the Fund prior to July 12, 2010, is based on the performance of the Fund’s predecessor, Evergreen Strategic Municipal Bond Fund.

[2]	Reflects the expense ratios as stated in the most recent prospectuses, which include the impact of 0.01% in acquired fund fees and expenses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.

[3]	The manager has contractually committed through October 31, 2017, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waivers at 0.82% for Class A, 1.57% for Class C, 0.68% for Administrator Class, and 0.48% for Institutional Class. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses, and extraordinary expenses are excluded from the expense cap. Without this cap, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio or the Fund’s Total Annual Fund Operating Expenses After Fee Waivers, as stated in the prospectuses.

[4]	The Bloomberg Barclays Short-Intermediate Municipal Bond Index is a rules-based, market-value-weighted index composed of publicly traded municipal bonds that cover the U.S. dollar–denominated short-term tax-exempt bond market, including state and local general obligation bonds, revenue bonds, insured bonds, and prefunded bonds. You cannot invest directly in an index.

[5]	The chart compares the performance of Class A shares for the most recent ten years with the Bloomberg Barclays Short-Intermediate Municipal Bond Index. The chart assumes a hypothetical $10,000 investment in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 4.00%.

[6]	Amounts are calculated based on the total investments of the Fund. These amounts are subject to change and may have changed since the date specified.

[7]	The credit quality distribution of portfolio holdings reflected in the chart is based on ratings from Standard & Poor’s, Moody’s Investors Service, and/or Fitch Ratings Ltd. Credit quality ratings apply to the underlying holdings of the Fund and not to the Fund itself. The percentages of the Fund’s portfolio with the ratings depicted in the chart are calculated based on the total market value of fixed income securities held by the Fund. If a security was rated by all three rating agencies, the middle rating was utilized. If rated by two of three rating agencies, the lower rating was utilized, and if rated by one of the rating agencies, that rating was utilized. Standard & Poor’s rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Ratings from A to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories. Standard & Poor’s rates the creditworthiness of short-term notes from SP-1 (highest) to SP-3 (lowest). Moody’s rates the creditworthiness of bonds, ranging from Aaa (highest) to C (lowest). Ratings Aa to B may be modified by the addition of a number 1 (highest) to 3 (lowest) to show relative standing within the ratings categories. Moody’s rates the creditworthiness of short-term U.S. tax-exempt municipal securities from MIG 1/VMIG 1 (highest) to SG (lowest). Fitch rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Credit quality distribution is subject to change and may have changed since the date specified.

[8]	The SIFMA Municipal Swap Index is a seven-day high-grade market index composed of tax-exempt variable-rate demand obligations with certain characteristics. The index is calculated and published by Bloomberg. The index is overseen by SIFMA’s Municipal Swap Index Committee. You cannot invest directly in an index.

6	Wells Fargo Strategic Municipal Bond Fund	Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

∎	The Fund (Class A, excluding sales charges) outperformed its benchmark, the Bloomberg Barclays Short-Intermediate Municipal Bond Index, for the 12-month period that ended June 30, 2017.

∎	Duration positioning was a significant driver of outperformance. A conservative stance worked well as rates moved higher during the first half of the period. We extended duration by about one year as interest rates rose but recently started to shorten duration.

∎	The Fund’s overweight to lower-quality credits was a positive contributor. Economic growth, while modest, generally has helped municipal credit quality improve, causing BBB-rated and high-yield bonds to be some of the best performers.

∎	Issue selection within the local general obligation (GO), health care, and education sectors, along with states such as Illinois and New Jersey, contributed to results, while exposure to FirstEnergy Solutions–backed industrial development revenue and pollution control revenue bonds, as well as Virgin Island holdings, detracted.

Effective maturity distribution as of June 30, 2017[6]

The Fed continued to normalize monetary policy.

During the first half of the reporting period, stronger economic data and greater inflation expectations caused a Treasury bond sell-off from August through October. Treasury yields further increased in late 2016 due to the prospect of fiscal stimulus and tax reform under the new U.S. administration as well as the U.S. Federal Reserve’s (Fed’s) 25-basis-point (bp; 100 bps equals 1.00%) rate hike. In the second half of the fiscal year, interest rates stabilized despite two additional Fed hikes. Meanwhile, flows into municipal mutual funds also stabilized.

In credit news, Puerto Rico remained a volatile and uncertain situation. Although Illinois has been without a budget, the state continued to service its debt and bond payments remained protected. However, payables have mounted and state-related entities continue to suffer due to a high likelihood of a noninvestment rating downgrade if a budget is not passed.

Health care sector performance was mixed. In November, the sector underperformed when the Republican-party sweep in the U.S. Congress increased the probability that the Affordable Care Act would be repealed. The sector later strengthened as the prospects for health care reform dimmed. Despite declining tobacco consumption, tobacco settlement bonds were among the strongest performers. State and local pension costs continued to grow. Lastly, BBB-rated and high-yield bonds outperformed higher-quality bond categories.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Strategic Municipal Bond Fund	7

Credit quality as of June 30, 2017[7]

Duration and credit-quality allocation were the main drivers of return.

The Fund was initially positioned for higher rates and an improving economic backdrop. As rates moved higher from September to December 2016, we increased the Fund’s interest-rate exposure by adding duration although we kept duration short relative to the benchmark. Money market reform caused the SIFMA Municipal Swap Index8 to spike due to significant redemptions from tax-exempt money market funds; the index’s increase benefited the Fund’s variable-rate demand notes and floating-rate notes, which reset at higher rates. As interest rates moved lower, we gradually decreased the Fund’s interest-rate exposure.

The Fund benefited from its above-market weighting in A-rated, BBB-rated, and high-yield bonds. Lower-quality bonds outperformed as investors continued their search for income and flows into high-yield funds were positive. Individual security selection, sector allocation, and state allocation results were mixed. While GOs underperformed the benchmark, the Fund’s holdings outperformed the index by a wide margin. The Fund remained overweight shorter-term health care securities, which aided results. Within the education sector, exposure to lower-quality charter schools contributed. Lastly, Illinois and New Jersey bonds performed well because their income offset any price declines stemming from credit concerns.

On the flip side, even though corporate-backed municipals performed well, our exposure to debt backed by FirstEnergy Solutions Corporation (an unregulated energy-generation subsidiary of FirstEnergy Corporation, which itself is not a Fund holding) detracted. FirstEnergy intends to exit the unregulated energy business, and questions regarding the overall value of its assets led to a price decline. We continue to hold these bonds with the belief that recovery values may eventually exceed current valuations. The Fund’s exposure to Virgin Island bonds underperformed due to concerns around the impact of the Puerto Rico Oversight, Management, and Economic Stability Act and its effect on other territories.

Modest growth may support credit fundamentals, but issue selection remains key.

We believe the U.S. economy will continue to grow at a modest pace, which may lead to higher revenues for many municipalities and improved credit fundamentals. We think the Fed will raise rates once or twice in the second half of 2017. While industry credit fundamentals may continue to improve, credit selection will be very important. Some municipalities may do well and others may continue to struggle. The Fund remains overweight lower-quality bonds, though we believe investors are currently not being sufficiently compensated for making new investments in some of these areas. Finally, we encourage investors to look beyond any near-term volatility caused by renewed tax reform discussions. In our view, the long-term drivers of valuations will be supply and demand trends, absolute yield levels, the shape of the yield curve, and credit fundamentals.

Please see footnotes on page 5.

8	Wells Fargo Strategic Municipal Bond Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from January 1, 2017 to June 30, 2017.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 1-1-2017	Ending account value 6-30-2017	Expenses paid during the period¹	Annualized net expense ratio
Class A
Actual	$1,000.00	$1,019.94	$4.10	0.82%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.73	$4.10	0.82%
Class C
Actual	$1,000.00	$1,016.12	$7.84	1.57%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.01	$7.85	1.57%
Administrator Class
Actual	$1,000.00	$1,020.65	$3.41	0.68%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.42	$3.41	0.68%
Institutional Class
Actual	$1,000.00	$1,021.66	$2.40	0.48%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.42	$2.41	0.48%

[1]	Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Portfolio of investments—June 30, 2017	Wells Fargo Strategic Municipal Bond Fund	9

Security name	Interest rate	Maturity date	Principal	Value

Municipal Obligations: 97.35%

Alabama: 1.56%
Alabama Black Belt Energy Gas District Series A (Utilities Revenue, Royal Bank of Canada LIQ) ±	4.00%	7-1-2046	$19,220,000	$20,744,915
Birmingham AL Special Care Facilities Ascension Senior Credit Group Series C-1 (Health Revenue) ±	1.85	11-15-2046	4,725,000	4,675,576
Jefferson County AL Series A (GO Revenue)	4.90	4-1-2021	4,350,000	4,525,696

				29,946,187

Alaska: 0.47%
Alaska Housing Finance Corporation Home Mortgage Series A MFHR (Housing Revenue, Bank of Tokyo-Mitsubishi SPA) ø	0.87	12-1-2040	1,500,000	1,500,000
Alaska Industrial Development & Export Authority Power Refunding Bonds Snettisham Hydroelectric Project Series 2015 (Utilities Revenue)	5.00	1-1-2022	1,200,000	1,342,200
Alaska Industrial Development & Export Authority Power Refunding Bonds Snettisham Hydroelectric Project Series 2015 (Utilities Revenue)	5.00	1-1-2023	1,545,000	1,746,669
Valdez AK Marine Terminal BP Pipelines Project Series B (Industrial Development Revenue)	5.00	1-1-2021	4,000,000	4,428,320

				9,017,189

Arizona: 1.90%
Arizona Sports & Tourism Authority Multi-Purpose Stadium Facility Project Series A (Tax Revenue)	4.00	7-1-2017	900,000	900,072
Florence AZ IDA Legacy Traditional School Project (Education Revenue)	4.00	7-1-2018	270,000	271,741
Maricopa County AZ IDA Educational Horizon Community Learning Center Project (Education Revenue)	2.63	7-1-2021	2,115,000	2,067,307
Maricopa County AZ IDA Senior Living Facilities Christian Care Retirement Apartments Incorporated Project (Health Revenue)	5.00	1-1-2022	1,065,000	1,170,094
Maricopa County AZ IDA Senior Living Facilities Christian Care Retirement Apartments Incorporated Project (Health Revenue)	5.00	1-1-2023	1,120,000	1,243,648
Maricopa County AZ IDA Senior Living Facilities Christian Care Surprise Incorporated Project (Health Revenue) 144A	5.00	1-1-2026	3,205,000	3,146,316
Navajo Nation AZ Series A (Miscellaneous Revenue) 144A	4.00	12-1-2022	6,345,000	6,438,779
Navajo Nation AZ Tribal Utility Authority (Miscellaneous Revenue, Municipal Government Guaranty Insured)	4.00	1-1-2021	2,673,000	2,715,902
Phoenix AZ IDA Basis Schools Project Series A (Education Revenue) 144A	3.00	7-1-2020	1,945,000	1,945,000
Phoenix AZ IDA Education Facility Basis Schools Incorporated Project (Education Revenue) 144A	3.00	7-1-2020	350,000	350,000
Phoenix AZ IDA Great Hearts Academies Project (Education Revenue)	5.20	7-1-2022	550,000	580,393
Phoenix AZ IDA Legacy Traditional School Project Series 2015 (Education Revenue) 144A	3.00	7-1-2020	815,000	810,754
Pima County AZ IDA American Leadership Academy Project Series 2015 (Education Revenue) 144A	4.60	6-15-2025	1,400,000	1,414,294
Pima County AZ IDA Charter Schools Project Series 2013 (Education Revenue)	4.50	7-1-2022	1,365,000	1,437,591
Pima County AZ IDA Charter Schools Project Series 2013 (Education Revenue)	4.50	7-1-2020	530,000	552,355
Pima County AZ IDA Charter Schools Project Series 2013 (Education Revenue)	4.50	7-1-2021	1,310,000	1,372,801
Pima County AZ IDA New Plan Learning Project Series A (Education Revenue)	7.75	7-1-2035	995,000	1,005,846
Pima County AZ IDA New Plan Learning Project Series A (Education Revenue)	8.13	7-1-2041	2,985,000	3,032,073
Pima County AZ IDA Noah Webster Schools Project Series A (Education Revenue)	5.50	12-15-2023	1,070,000	1,144,205
Pima County AZ Industrial Development Charter School (Education Revenue)	4.00	7-1-2017	1,125,000	1,125,045
Tempe AZ IDA Friendship Village Series A (Health Revenue)	4.00	12-1-2017	220,000	221,525

The accompanying notes are an integral part of these financial statements.

10	Wells Fargo Strategic Municipal Bond Fund	Portfolio of investments—June 30, 2017

Security name	Interest rate	Maturity date	Principal	Value

Arizona (continued)
Tempe AZ IDA Friendship Village Series A (Health Revenue)	5.00%	12-1-2018	$800,000	$827,600
Verrado AZ Community Facilities District #1 Series A (GO Revenue) 144A	4.25	7-15-2019	1,320,000	1,338,229
Verrado AZ Community Facilities District #1 Series A (GO Revenue) 144A	5.00	7-15-2020	700,000	727,923
Verrado AZ Community Facilities District #1 Series A (GO Revenue) 144A	5.00	7-15-2021	500,000	524,530

				36,364,023

Arkansas: 0.25%
Boone County AR Hospital Construction Series 2006 (Health Revenue, BOKF NA LOC) ø	1.50	5-1-2037	4,700,000	4,700,000

California: 7.59%
Alameda CA Corridor Transportation Authority Prerefunded CAB Subordinate Lien Series A (Transportation Revenue, Ambac Insured) ¤	0.00	10-1-2017	1,660,000	1,656,414
Alameda CA Corridor Transportation Authority Unrefunded CAB Subordinate Lien Series A (Transportation Revenue, Ambac Insured) ¤	0.00	10-1-2017	455,000	453,781
California Bay Area Toll Authority Toll Bridge Series E-3 (Transportation Revenue) ±	1.61	4-1-2047	11,750,000	11,820,500
California CDA Tender Option Bond Trust Receipts Series ZF0199 (Health Revenue, JPMorgan Chase & Company LIQ) 144Aø	1.11	10-1-2020	4,805,000	4,805,000
California Golden State Tobacco Securitization Series 2954 (Tobacco Revenue, Morgan Stanley Bank LIQ) 144Aø	1.46	6-1-2047	23,533,000	23,533,000
California Infrastructure & Economic Development Bank Colburn School Series B (Education Revenue) ±	2.11	8-1-2037	6,325,000	6,328,099
California Infrastructure & Economic Development Bank Museum Art Project Series A (Miscellaneous Revenue) ±	2.61	12-1-2037	3,000,000	3,016,410
California Municipal Finance Authority Charter School Nova Academy Project Series 2016A (Education Revenue) 144A	4.00	6-15-2026	890,000	893,987
California Pollution Control Financing Authority AMT Calplant I Project (Industrial Development Revenue) 144A	7.50	7-1-2032	3,500,000	3,648,925
California Refunding Bond Series B (GO Revenue) ±	1.81	5-1-2018	3,000,000	3,005,040
California School Finance Authority Charter School Rocketship Education Obligated Group Series 2017A (Education Revenue) 144A	4.50	6-1-2027	280,000	287,235
California School Finance Authority Charter School Rocketship Education Obligated Group Series 2017A (Education Revenue) 144A	5.00	6-1-2034	1,000,000	1,018,690
California State Series B5 (GO Revenue, U.S. Bank NA LOC) ø	0.83	5-1-2034	10,000,000	10,000,000
California Statewide CDA Eskaton Properties Incorporated (Health Revenue)	5.00	11-15-2017	1,130,000	1,145,278
California Statewide CDA Eskaton Properties Incorporated (Health Revenue)	5.00	11-15-2018	1,060,000	1,107,986
California Student Education Loan Marketing Corporation Series IV-D1 (Education Revenue) ##	5.88	1-1-2018	2,370,000	2,365,900
California Various Purpose Bonds (Miscellaneous Revenue)	6.25	10-1-2019	10,000	10,137
Chemehuevi Indian Tribe California (Miscellaneous Revenue)	2.00	7-15-2017	5,935,440	5,935,321
Compton CA PFA Lease (Miscellaneous Revenue) 144A	4.00	9-1-2022	4,440,000	4,571,513
Delhi CA Unified School District CAB (GO Revenue, Ambac Insured) ¤	0.00	8-1-2019	1,460,000	1,346,485
Grossmont CA Union High School District Floaters Series 2015 (GO Revenue, Citibank NA LIQ) 144Aø	1.06	1-1-2019	7,525,000	7,525,000
Los Angeles CA Department of Water & Power Series B (Water & Sewer Revenue, Citibank NA SPA) ø	0.88	7-1-2035	15,000,000	15,000,000
Los Angeles CA Department of Water & Power Subordinate Series B-1 (Utilities Revenue, Barclays Bank plc SPA) ø	0.88	7-1-2034	17,485,000	17,485,000
Northern California Gas Authority #1 LIBOR Series B (Utilities Revenue) ±	1.49	7-1-2027	4,575,000	4,375,576
Palomar CA Health Refunding Series 2016 (Health Revenue)	3.00	11-1-2017	500,000	502,110
Palomar CA Health Refunding Series 2016 (Health Revenue)	4.00	11-1-2018	750,000	769,493

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—June 30, 2017	Wells Fargo Strategic Municipal Bond Fund	11

Security name	Interest rate	Maturity date	Principal	Value

California (continued)
Palomar CA Health Refunding Series 2016 (Health Revenue)	4.00%	11-1-2019	$1,250,000	$1,302,475
Riverside CA Tender Option Bond Trust Receipts/Certificates Series 2016 (GO Revenue, AGM/National Insured, Bank of America NA LIQ) 144Aø	0.80	8-1-2032	2,830,000	2,830,000
San Buenaventura CA Community Memorial Health System (Health Revenue)	5.25	12-1-2017	1,455,000	1,474,672
San Buenaventura CA Community Memorial Health System (Health Revenue)	5.75	12-1-2018	2,110,000	2,213,200
San Francisco City & County CA Public Utilities Commission Series 3153X (Water & Sewer Revenue, Morgan Stanley Bank LIQ) 144Aø	0.94	11-1-2039	2,190,000	2,190,000
Santa Clara Valley CA Transportation Authority Sales Tax Revenue Bonds Series 2008-B (Tax Revenue, Sumitomo Mitsui Banking SPA) ø	0.91	4-1-2036	2,800,000	2,800,000

				145,417,227

Colorado: 2.14%
Centennial CO Southglenn Metropolitan District (GO Revenue)	3.00	12-1-2021	1,100,000	1,089,638
Centerra CO Metropolitan District 1 Series 2017 (Tax Revenue)	5.00	12-1-2021	1,440,000	1,562,069
Centerra CO Metropolitan District 1 Series 2017 (Tax Revenue)	5.00	12-1-2022	1,940,000	2,116,462
Colorado ECFA Eagle Ridge Academy Project (Education Revenue) 144A	3.63	11-1-2026	2,560,000	2,437,658
Colorado ECFA Rocky Mountain Classical Academy Project (Education Revenue)	6.38	9-1-2023	1,905,000	1,993,049
Colorado ECFA Vanguard School Project (Education Revenue)	4.00	6-15-2021	250,000	268,298
Colorado ECFA Vanguard School Project (Education Revenue)	4.00	6-15-2022	515,000	557,905
Colorado ECFA Windsor Charter Academy (Education Revenue) 144A	3.88	9-1-2026	570,000	551,777
Colorado Health Facilities Authority Catholic Health Initiatives Series 2009A (Health Revenue)	5.50	7-1-2034	10,000,000	10,395,400
Colorado Health Facilities Authority Catholic Health Initiatives Series 2011A (Health Revenue)	5.00	2-1-2022	3,415,000	3,715,793
Colorado Health Facilities Authority Catholic Health Initiatives Series 2011A (Health Revenue)	5.25	2-1-2031	5,000,000	5,278,500
Colorado Health Facilities Authority Christian Living Neighborhoods Project (Health Revenue)	4.00	1-1-2018	425,000	428,485
Colorado Health Facilities Authority Christian Living Neighborhoods Project (Health Revenue)	4.00	1-1-2019	385,000	393,751
Colorado Health Facilities Authority Christian Living Neighborhoods Project (Health Revenue)	4.00	1-1-2020	450,000	465,714
Colorado Health Facilities Authority Series 2016C (Health Revenue) ø	0.92	12-1-2045	5,000,000	5,000,000
Colorado Health Facilities Authority Unrefunded Balance (Health Revenue)	5.25	6-1-2024	980,000	983,087
Colorado Springs CO Utilities System Subordinate Lien Improvement Series B (Utilities Revenue, Landesbank Hessen-Thüringen SPA) ø	0.94	11-1-2036	870,000	870,000
Fountain CO Urban Renewal Authority South Academy Highlands Project Series 2015-A (Tax Revenue)	4.50	11-1-2029	2,810,000	2,927,458

				41,035,044

Connecticut: 2.13%
Connecticut HEFA Bridgeport Hospital Series D (Health Revenue)	5.00	7-1-2017	1,070,000	1,070,118
Connecticut HEFA Bridgeport Hospital Series D (Health Revenue)	5.00	7-1-2020	500,000	552,905
Connecticut HEFA Yale New Haven Health Series D (Health Revenue, Bank of America NA LOC) ø	0.95	7-1-2048	5,000,000	5,000,000
Connecticut Higher Education Chesla Loan Program Series B (Education Revenue) %%	5.00	11-15-2025	500,000	558,890
Connecticut Series A (Miscellaneous Revenue) ±	1.66	3-1-2021	2,700,000	2,696,031
Connecticut Series A (Miscellaneous Revenue) ±	1.79	4-15-2018	5,000,000	5,006,950
Connecticut Series A (Miscellaneous Revenue) ±	1.83	5-15-2018	2,000,000	2,003,980

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Strategic Municipal Bond Fund	Portfolio of investments—June 30, 2017

Security name	Interest rate	Maturity date	Principal	Value

Connecticut (continued)
Connecticut Series A (Miscellaneous Revenue) ±	2.16%	4-15-2020	$7,000,000	$7,093,660
Connecticut Series A (Miscellaneous Revenue) ±	2.26	3-1-2019	4,050,000	4,050,000
Connecticut Series D (GO Revenue) ±	1.68	9-15-2018	1,000,000	1,002,810
Connecticut Series D (GO Revenue) ±	1.83	9-15-2019	3,345,000	3,346,070
Hamden CT Refunding Bond (GO Revenue)	5.00	8-15-2019	1,835,000	1,956,954
Hartford CT (GO Revenue)	5.00	4-1-2024	1,515,000	1,353,304
Hartford CT EDA Series B (Transportation Revenue, Bank of America NA SPA) ø	1.20	6-15-2034	1,500,000	1,500,000
Hartford CT Series A (GO Revenue)	5.00	4-1-2027	1,650,000	1,447,562
Hartford CT Series A (GO Revenue)	5.00	4-1-2025	2,500,000	2,238,150

				40,877,384

Delaware: 0.11%
Delaware EDA Odyssey Charter School Project Series A (Education Revenue) 144A	6.25	9-1-2025	2,035,000	2,082,007

District of Columbia: 0.12%
District of Columbia Georgetown University Series B-1 (Education Revenue, Bank of America NA LOC) ø	0.91	4-1-2041	2,225,000	2,225,000

Florida: 2.10%
Brevard County FL Space Coast Infrastructure Agency I-95 Project (Industrial Development Revenue)	4.00	6-15-2018	5,000,000	5,121,500
Eustis FL Multi-Purpose Series A (Miscellaneous Revenue, SunTrust Bank LOC) ø	0.98	12-1-2027	260,000	260,000
Florida Cityplace Community Development District Special Assessment (Miscellaneous Revenue)	5.00	5-1-2018	1,375,000	1,408,921
Florida Development Finance Corporate Educational Facilities Charter Foundation Project Series A (Education Revenue) 144A	4.00	7-15-2026	3,645,000	3,658,705
Florida Village Community Development District #10 Special Assignment (Miscellaneous Revenue)	5.13	5-1-2024	3,230,000	3,559,751
Highlands County FL Health Facilities Authority Adventist Health System Series A (Health Revenue) ø	0.90	11-15-2033	7,500,000	7,500,000
Lakeland FL Hospital System Lakeland Regional Health System (Health Revenue)	5.00	11-15-2022	4,495,000	5,066,180
Miami-Dade County FL IDA Youth Charter Schools Project Series 2015A (Education Revenue) 144A	5.00	9-15-2025	1,000,000	1,035,320
North Brevard County FL Parrish Medical Center Project (Health Revenue)	5.50	10-1-2018	500,000	522,765
Orange County FL IDA Central Florida Kidney Center Project (Industrial Development Revenue, SunTrust Bank LOC) ø	0.96	12-1-2020	2,750,000	2,750,000
Sarasota County FL Health Facilities Authority Village on the Isle Project (Health Revenue)	4.00	1-1-2020	1,485,000	1,564,225
Sumter County FL Village Community Development District #5 Special Assessment Bond Phase I (Miscellaneous Revenue)	3.00	5-1-2018	555,000	559,063
Sumter County FL Village Community Development District #5 Special Assessment Bond Phase II (Miscellaneous Revenue)	3.00	5-1-2018	785,000	790,746
University of West Florida Foundation Incorporated Dormitory Series A (Housing Revenue)	5.00	6-1-2020	1,210,000	1,308,954
University of West Florida Foundation Incorporated Dormitory Series A (Housing Revenue)	5.00	6-1-2021	1,265,000	1,396,699
University of West Florida Foundation Incorporated Dormitory Series A (Housing Revenue)	5.00	6-1-2022	1,325,000	1,489,618
University of West Florida Foundation Incorporated Dormitory Series A (Housing Revenue)	5.00	6-1-2023	1,190,000	1,357,136
Wildwood FL Village Community Development District #12 Series 2016 (Miscellaneous Revenue)	2.88	5-1-2021	1,000,000	985,840

				40,335,423

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—June 30, 2017	Wells Fargo Strategic Municipal Bond Fund	13

Security name	Interest rate	Maturity date	Principal	Value

Georgia: 3.08%
Atlanta GA Water & Wastewater Project Series A-1 (Water & Sewer Revenue) ±	2.32%	11-1-2038	$5,000,000	$5,037,400
Burke County GA Development Authority Georgia Power Company Plant Vogtle Project First Series 2012 (Utilities Revenue) ±	1.85	12-1-2049	3,000,000	2,992,440
Burke County GA Development Authority Oglethorpe Power Corporation Vogtle Project Series A (Utilities Revenue) ±	2.40	1-1-2040	5,720,000	5,716,396
Cherokee County GA Water & Sewage Authority (Water & Sewer Revenue, National Insured)	6.90	8-1-2018	5,000	5,024
Floyd County GA PCR Georgia Power Company Plant Hammond Project (Utilities Revenue) ±	2.35	7-1-2022	8,875,000	8,955,585
Gainesville & Hall Counties GA Hospital Authority Health System Project Series B (Health Revenue) ±	1.86	8-15-2035	6,000,000	6,015,900
Georgia Private Colleges & Universities Authority (Education Revenue)	5.00	10-1-2019	1,325,000	1,410,277
Georgia Road & Tollway Authority I-75 S Express Lanes Project Series A (Transportation Revenue) 144A¤	0.00	6-1-2024	2,500,000	1,661,800
Main Street Natural Gas Incorporated Georgia Gas Project Series B (Utilities Revenue)	5.00	3-15-2018	5,485,000	5,609,400
Medical Center GA Hospital Authority Taxable Refunding Columbus Regional Healthcare System Incorporated Project (Health Revenue)	4.88	8-1-2022	17,780,000	17,920,284
Monroe County GA Development Authority Pollution Controll Gulf Power Company Plant Scherer Project (Utilities Revenue) ±	1.40	6-1-2049	3,750,000	3,741,337

				59,065,843

Guam: 0.13%
Guam Government Business Privilege Tax Series D (Tax Revenue)	5.00	11-15-2020	1,350,000	1,464,480
Guam Government Waterworks Authority Water & Wastewater System Series 2014A (Water & Sewer Revenue)	5.00	7-1-2020	1,000,000	1,085,490

				2,549,970

Hawaii: 0.54%
Hawaii Department of Budget and Finance Queens Health System Series B (Health Revenue) ø	1.36	7-1-2039	10,310,000	10,310,000

Illinois: 16.33%
Chicago IL Board of Education CAB School Reform Series B-1 (GO Revenue, National Insured) ¤	0.00	12-1-2021	10,255,000	8,758,283
Chicago IL Board of Education Series A (GO Revenue) ±	1.74	3-1-2036	17,200,000	17,111,248
Chicago IL CAB City Colleges Series 1999 (GO Revenue, National Insured) ¤	0.00	1-1-2024	9,975,000	7,666,087
Chicago IL Motor Fuel Tax Refunding (Tax Revenue)	5.00	1-1-2025	1,000,000	1,012,170
Chicago IL Motor Fuel Tax Refunding Bonds Series 2013 (Tax Revenue)	5.00	1-1-2021	1,450,000	1,483,626
Chicago IL Motor Fuel Tax Refunding Bonds Series 2013 (Tax Revenue)	5.00	1-1-2023	2,400,000	2,454,384
Chicago IL Motor Fuel Tax Refunding Bonds Series 2013 (Tax Revenue)	5.00	1-1-2022	1,810,000	1,854,671
Chicago IL Motor Fuel Tax Refunding Bonds Series 2013 (Tax Revenue)	5.00	1-1-2024	2,475,000	2,525,911
Chicago IL Neighborhoods Alive 21 Series B (GO Revenue)	5.00	1-1-2026	5,835,000	5,849,471
Chicago IL O’Hare International Airport Senior Lien Bonds Series 2015 C (Airport Revenue)	5.00	1-1-2022	695,000	791,098
Chicago IL O’Hare International Airport Senior Lien Bonds Series 2015 D (Airport Revenue)	5.00	1-1-2021	500,000	560,955
Chicago IL O’Hare International Airport Customer Facility Charge (Airport Revenue)	5.25	1-1-2023	1,350,000	1,562,301
Chicago IL O’Hare International Airport Customer Facility Charge (Airport Revenue)	5.25	1-1-2024	1,415,000	1,639,108
Chicago IL Park District General Obligation Limited Series A (GO Revenue)	5.00	1-1-2022	400,000	447,764
Chicago IL Park District General Obligation Limited Series A (GO Revenue)	5.00	1-1-2023	400,000	454,416
Chicago IL Park District General Obligation Limited Series A (GO Revenue)	5.00	1-1-2024	550,000	630,630

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Strategic Municipal Bond Fund	Portfolio of investments—June 30, 2017

Security name	Interest rate	Maturity date	Principal	Value

Illinois (continued)
Chicago IL Park District General Obligation Limited Series A (GO Revenue)	5.00%	1-1-2025	$625,000	$723,881
Chicago IL Park District General Obligation Limited Series C (GO Revenue)	5.00	1-1-2022	1,000,000	1,119,410
Chicago IL Park District General Obligation Limited Series C (GO Revenue)	5.00	1-1-2024	410,000	470,106
Chicago IL Park District General Obligation Limited Series C (GO Revenue)	5.00	1-1-2023	1,000,000	1,136,040
Chicago IL Park District Harbor Facilities Series D (GO Revenue)	5.00	1-1-2022	1,520,000	1,701,503
Chicago IL Park District Harbor Facilities Series D (GO Revenue)	5.00	1-1-2023	1,175,000	1,334,847
Chicago IL Park District Limited Tax Series B (GO Revenue)	5.00	1-1-2022	4,495,000	5,031,748
Chicago IL Park District Unlimited Tax Series E (GO Revenue)	5.00	11-15-2022	1,235,000	1,402,330
Chicago IL Park District Unlimited Tax Series E (GO Revenue)	5.00	11-15-2023	1,295,000	1,489,807
Chicago IL Series A (Tax Revenue)	5.00	1-1-2029	5,000,000	5,195,250
Chicago IL Series A (GO Revenue)	5.25	1-1-2022	2,395,000	2,406,783
Chicago IL Series C (GO Revenue)	5.00	1-1-2021	1,000,000	1,024,170
Chicago IL Series C (GO Revenue)	5.00	1-1-2022	2,250,000	2,295,382
Chicago IL Series C (GO Revenue)	5.00	1-1-2023	2,500,000	2,537,200
Chicago IL Series C (GO Revenue)	5.00	1-1-2025	4,865,000	4,874,049
Chicago IL Series D (GO Revenue, Ambac Insured)	5.00	12-1-2022	3,915,000	3,926,353
Chicago IL Series G (GO Revenue, Ambac Insured)	5.00	12-1-2024	1,030,000	1,033,008
Chicago IL Tax Increment Bond Pilson Redevelopment Project Series A (Tax Revenue)	5.00	6-1-2022	1,635,000	1,821,684
Chicago IL Transit Authority Capital Grant Federal Transit Administration Section 5307-A (Transportation Revenue, AGC Insured)	5.25	6-1-2022	2,100,000	2,179,149
Chicago IL Transit Authority Capital Grant Receipts Refunding Bond Series 2011 (Miscellaneous Revenue, AGM Insured)	5.25	6-1-2024	4,450,000	4,897,091
Chicago IL Unrefunded Balance Bond Series A (GO Revenue, AGM Insured)	5.00	1-1-2024	305,000	307,178
Chicago IL Wastewater Transmission Second Lien Series A (Water & Sewer Revenue)	4.00	1-1-2018	1,195,000	1,210,631
Chicago lL Series A (Tax Revenue)	5.00	1-1-2022	3,000,000	3,139,950
Cook County IL Refunding Bonds Series 2010 G (GO Revenue)	5.00	11-15-2026	1,000,000	1,060,780
Cook County IL School District #123 Oak Lawn CAB (GO Revenue, National Insured) ¤	0.00	12-1-2021	1,090,000	983,420
Cook County IL Series A (GO Revenue)	5.00	11-15-2021	2,250,000	2,500,425
Cook County IL Series A (GO Revenue)	5.25	11-15-2022	11,040,000	12,157,150
Cook County IL Series C (GO Revenue, National Insured)	5.00	11-15-2020	1,150,000	1,166,514
Cook County IL Series C (GO Revenue, National Insured)	5.00	11-15-2021	5,000,000	5,070,000
DeWitt & Ford Counties IL Community College District #540 (GO Revenue, AGM Insured)	5.00	12-1-2021	5,920,000	6,016,318
DuPage County IL Forest Preservation District Series 2015 (GO Revenue)	5.00	1-1-2023	2,455,000	2,880,280
Illinois Development Finance Authority Lyric Opera Chicago Project (Miscellaneous Revenue, Northern Trust Company LOC) ø	0.91	12-1-2028	7,700,000	7,700,000
Illinois Refunding Bond (Miscellaneous Revenue, AGM Insured)	5.00	8-1-2020	5,050,000	5,401,379
Illinois Refunding Bond (Miscellaneous Revenue)	5.00	8-1-2020	5,000,000	5,187,750
Illinois Refunding Bonds Series 2016 (Miscellaneous Revenue)	5.00	2-1-2026	7,000,000	7,269,850
Illinois Series 2012 (Miscellaneous Revenue)	5.00	8-1-2021	5,620,000	5,851,544
Illinois Series 2013 (Miscellaneous Revenue)	5.00	7-1-2022	1,900,000	1,983,657
Illinois Series 2013 (Miscellaneous Revenue, AGM Insured)	5.00	7-1-2023	4,875,000	5,367,668
Illinois Series A (GO Revenue)	5.00	4-1-2020	2,000,000	2,071,580
Illinois Series A (GO Revenue)	5.00	4-1-2023	3,500,000	3,649,800
Illinois Sports Facilities Authority Series 2014 (Tax Revenue)	5.00	6-15-2022	3,380,000	3,664,055
Illinois Sports Facilities Authority Series 2014 (Tax Revenue)	5.00	6-15-2023	3,200,000	3,497,984
Illinois Sports Facilities Authority Series 2014 (Tax Revenue)	5.00	6-15-2024	4,130,000	4,559,850
Illinois Sports Facilities Authority State Tax Supported CAB (Tax Revenue, Ambac Insured) ¤	0.00	6-15-2026	550,000	371,596

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—June 30, 2017	Wells Fargo Strategic Municipal Bond Fund	15

Security name	Interest rate	Maturity date	Principal	Value

Illinois (continued)
Illinois Sports Facilities Authority State Tax Supported CAB (Tax Revenue, Ambac Insured) ¤	0.00%	6-15-2018	$4,105,000	$4,001,349
Illinois Sports Facilities Authority State Tax Supported CAB (Tax Revenue, Ambac Insured) ¤	0.00	6-15-2020	690,000	620,586
Illinois Sports Facilities Authority State Tax Supported CAB (Tax Revenue, Ambac Insured) ¤	0.00	6-15-2022	3,795,000	3,133,456
Illinois State Toll Highway Authority Priority RMKT-A- 2A (Transportation Revenue, Bank of Tokyo-Mitsubishi LOC) ø	0.95	7-1-2030	2,000,000	2,000,000
Illinois State Toll Highway Authority Series A1 (Transportation Revenue, AGM Insured, JPMorgan Chase & Company SPA) ø	0.91	1-1-2031	13,000,000	13,000,000
Kane County IL Aurora West School District #129 (GO Revenue, AGM Insured)	5.00	2-1-2022	6,290,000	7,101,033
Kane, Cook & DuPage Counties IL School District #46 Prerefunded CAB Series B (GO Revenue, Ambac Insured) ¤	0.00	1-1-2021	510,000	484,495
Kane, Cook & DuPage Counties IL School District #46 Unrefunded CAB Series B (GO Revenue, Ambac Insured) ¤	0.00	1-1-2021	595,000	556,283
Kendall, Kane & Will Counties IL Community Unit School District #308 Oswego Prerefunded Bond Series C (GO Revenue, AGM Insured) ¤	0.00	10-1-2017	1,325,000	1,321,926
Kendall, Kane & Will Counties IL Community Unit School District #308 Oswego Unrefunded Bond Series C (GO Revenue, AGM Insured) ¤	0.00	10-1-2017	25,000	24,935
Lake County IL Water Sewerage System Grainger Incorporated Project (, Northern Trust Company LIQ) ø	1.30	4-1-2021	1,500,000	1,500,000
Lake County IL Community Consolidated School District #3 Beach Park CAB (GO Revenue, Ambac Insured) ¤	0.00	2-1-2018	1,000,000	979,690
Lake County IL Community Consolidated School District #3 Beach Park CAB (GO Revenue, Ambac Insured) ¤	0.00	2-1-2019	1,100,000	1,035,276
Lake County IL School District #38 Big Hollow CAB (GO Revenue, Ambac Insured) ¤	0.00	2-1-2019	1,175,000	1,133,276
McHenry & Kane Counties IL Community Consolidated School District #158 CAB (GO Revenue, National Insured) ¤	0.00	1-1-2018	4,000,000	3,979,000
McHenry & Kane Counties IL Community Consolidated School District #158 CAB (GO Revenue, AGM/FGIC Insured) ¤	0.00	1-1-2019	1,185,000	1,162,319
Metropolitan Pier & Exposition Authority McCormick Series A (Tax Revenue, National Insured) ±	5.70	6-15-2025	1,000,000	1,140,140
Metropolitan Pier & Exposition Authority McCormick Series A (Tax Revenue, National Insured) ¤	0.00	12-15-2022	1,390,000	1,154,826
Metropolitan Pier & Exposition Authority McCormick Series A (Tax Revenue, National Insured) ¤	0.00	12-15-2023	865,000	688,479
Metropolitan Pier & Exposition Authority McCormick Series B (Tax Revenue)	5.00	12-15-2022	11,520,000	11,546,611
Metropolitan Pier & Exposition Authority McCormick Series B (Tax Revenue)	5.00	12-15-2026	1,910,000	1,949,422
Metropolitan Pier & Exposition Authority McCormick Series B (Tax Revenue)	5.00	12-15-2028	14,090,000	14,249,922
Rockford IL Waterworks System Series B (GO Revenue, Build America Mutual Assurance Company Insured)	5.00	12-15-2020	1,000,000	1,105,140
Rockford IL Waterworks System Series B (GO Revenue, Build America Mutual Assurance Company Insured)	5.00	12-15-2021	1,015,000	1,144,961
Rockford IL Waterworks System Series B (GO Revenue, Build America Mutual Assurance Company Insured)	5.00	12-15-2022	1,065,000	1,221,449
Romeoville IL Series B (GO Revenue, AGC Insured) ¤	0.00	12-30-2023	3,410,000	2,521,695
Romeoville IL Series B (GO Revenue, AGC Insured) ¤	0.00	12-30-2024	2,840,000	1,982,093
St. Charles Kane & Dupage Counties IL Series 2016 (Tax Revenue)	4.00	1-1-2020	760,000	771,765
St. Charles Kane & Dupage Counties IL Series 2016 (Tax Revenue)	3.00	1-1-2018	200,000	200,000
St. Charles Kane & Dupage Counties IL Series 2016 (Tax Revenue)	3.00	1-1-2019	300,000	299,127
St. Charles Kane & Dupage Counties IL Series 2016 (Tax Revenue)	4.00	1-1-2021	790,000	804,220

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Strategic Municipal Bond Fund	Portfolio of investments—June 30, 2017

Security name	Interest rate	Maturity date	Principal	Value

Illinois (continued)
St. Charles Kane & Dupage Counties IL Series 2016 (Tax Revenue)	4.00%	1-1-2022	$820,000	$828,421
St. Charles Kane & Dupage Counties IL Series 2016 (Tax Revenue)	4.00	1-1-2023	855,000	859,198
St. Charles Kane & Dupage Counties IL Series 2016 (Tax Revenue)	4.00	1-1-2024	885,000	882,495
St. Charles Kane & Dupage Counties IL Series 2016 (Tax Revenue)	4.00	1-1-2025	925,000	910,274
St. Clair County IL School District Series B (GO Revenue, National Insured)	4.75	1-1-2018	655,000	663,338
University of Illinois Auxiliary Facilities (Education Revenue, JPMorgan Chase & Company SPA) ø	1.30	4-1-2038	7,365,000	7,365,000
Will County IL Community High School District #210 Lincoln-Way Unrefunded (GO Revenue, AGM Insured) ¤	0.00	1-1-2021	1,535,000	1,344,921
Will County IL Community High School District #210 Lincoln-Way Unrefunded CAB (GO Revenue, AGM Insured) ¤	0.00	1-1-2025	14,285,000	10,442,478
Will County IL Community High School District #210 Lincoln-Way Unrefunded CAB (GO Revenue, AGM Insured) ¤	0.00	1-1-2026	8,295,000	5,767,514
Will County IL Lincoln Way Community High School District #210 (GO Revenue)	4.00	1-1-2022	1,600,000	1,573,728
Will County IL School District #114 Manhattan CAB Series C (GO Revenue, National Insured) ¤	0.00	12-1-2021	855,000	767,371
Winnebago & Boone Counties IL School District #205 Series A (GO Revenue) ¤	0.00	2-1-2021	1,305,000	1,209,578
Winnebago & Boone Counties IL School District #205 Series B (GO Revenue) ¤	0.00	2-1-2021	3,400,000	3,151,392

				313,050,455

Indiana: 1.50%
Gary IN Sanitary District Series A (Water & Sewer Revenue)	5.05	1-15-2029	3,140,000	3,415,158
Indiana Finance Authority Parkview Health System Series A (Health Revenue)	5.50	5-1-2024	5,255,000	5,647,759
Indiana HFFA Ancilla System Incorporated (Health Revenue, National Insured)	5.25	7-1-2022	325,000	326,209
Indiana Housing and Community Development Authority Series A-2 (Housing Revenue, GNMA/FNMA/FHLMC Insured) ø	1.36	7-1-2039	1,115,000	1,115,000
Knox County IN EDA Good Samaritan Hospital Series A (Health Revenue)	4.00	4-1-2018	400,000	405,472
Michigan IN City School Building Corporation Series 2016A (Miscellaneous Revenue)	5.00	1-15-2025	1,000,000	1,190,120
Tender Option Bond Trust Receipts/Certificates Floaters Series 2015-XF0115 (Utilities Revenue, JPMorgan Chase & Company LIQ) 144Aø	1.26	4-15-2019	2,300,000	2,300,000
Whiting IN BP Products North America Incorporated Project (Resource Recovery Revenue)	1.66	12-1-2044	11,400,000	11,375,262
Whiting IN BP Products North America Incorporated Project (Industrial Development Revenue) ±	1.85	6-1-2044	3,000,000	3,015,420

				28,790,400

Iowa: 0.16%
Iowa Finance Authority Midwestern Disaster Area Project (Industrial Development Revenue, Korea Development Bank LOC) ø	1.15	4-1-2022	2,500,000	2,500,000
Iowa Student Loan Liquidity Corporation Series A1 (Education Revenue)	4.13	12-1-2017	510,000	515,054

				3,015,054

Kansas: 0.92%
Wyandotte County & Kansas City KS Special Obligation Refunding & Improvement Bonds Plaza Redevelopment Project (Tax Revenue)	4.00	12-1-2028	940,000	946,166
Wyandotte County & Kansas City KS Special Obligation Vacation Village Project Area 4 Major Multi-Sport Athletic Complex Project CAB Series 2015 (Tax Revenue) 144A¤	0.00	9-1-2034	49,000,000	16,668,330

				17,614,496

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—June 30, 2017	Wells Fargo Strategic Municipal Bond Fund	17

Security name	Interest rate	Maturity date	Principal	Value

Kentucky: 1.35%
Christian County KY Jennie Stuart Medical Center (Health Revenue, AGC Insured)	5.25%	2-1-2018	$535,000	$546,449
Kentucky EDFA Healthcare Facilities Rosedale Green Project Series 2015 (Health Revenue)	2.75	11-15-2018	300,000	300,393
Kentucky EDFA Healthcare Facilities Rosedale Green Project Series 2015 (Health Revenue)	3.00	11-15-2019	350,000	351,340
Kentucky EDFA Healthcare Facilities Rosedale Green Project Series 2015 (Health Revenue)	3.35	11-15-2020	335,000	338,059
Kentucky EDFA Healthcare Facilities Rosedale Green Project Series 2015 (Health Revenue)	5.00	11-15-2025	1,500,000	1,550,190
Kentucky EDFA Norton Healthcare Incorporated Series B (Health Revenue, National Insured) ¤	0.00	10-1-2022	1,000,000	880,390
Kentucky EDFA Series 2980 (Health Revenue, Morgan Stanley Bank LIQ) 144Aø	1.23	8-15-2024	10,500,000	10,500,000
Kentucky Housing Corporate Watterson Lakeview Project (Housing Revenue)	0.95	7-1-2018	5,000,000	4,988,050
Kentucky Municipal Power Agency Prairie State Project Series B (Utilities Revenue) ±	2.31	9-1-2042	6,500,000	6,499,675

				25,954,546

Louisiana: 0.51%
Louisiana Public Facilities Authority Loyola University Project Series 2017 (Education Revenue) ¤	0.00	10-1-2020	1,000,000	924,440
Louisiana Public Facilities Authority Loyola University Project Series 2017 (Education Revenue) ¤	0.00	10-1-2021	950,000	849,547
Louisiana Public Facilities Authority Loyola University Project Series 2017 (Education Revenue) ¤	0.00	10-1-2022	1,500,000	1,292,145
Louisiana Public Facilities Authority Loyola University Project Series 2011 (Education Revenue)	5.25	10-1-2025	2,815,000	3,133,179
St. Bernard Parish LA Series 2012 (Tax Revenue)	4.00	3-1-2019	3,355,000	3,484,604

				9,683,915

Maryland: 2.30%
Baltimore MD Series A (Water & Sewer Revenue, National Insured)	5.65	7-1-2020	3,150,000	3,322,368
Howard County MD Housing Commission Series A (Housing Revenue) ±	2.16	7-1-2034	6,665,000	6,668,732
Maryland Community Development Administration Golden Ring Cooperative Apartments (Housing Revenue)	2.00	7-1-2018	10,000,000	9,999,900
Maryland Community Development Administration Park Heights Apartments Series 2016 (Housing Revenue)	2.15	12-1-2018	8,500,000	8,508,415
Maryland Community Development Administration Pleasant View Gardens Townhouses Series F (Housing Revenue)	1.20	7-1-2018	12,300,000	12,267,036
Prince Georges County MD Chesapeake Lighthouse Charter School Project Series 2015 (Education Revenue) 144A	5.25	8-1-2022	1,790,000	1,864,392
Prince Georges County MD Chesapeake Lighthouse Charter School Project Series 2016 (Education Revenue)	5.00	8-1-2026	1,335,000	1,387,305

				44,018,148

Massachusetts: 1.01%
Massachusetts Bay Transportation Authority Series A-2 (Transportation Revenue, Bank of Tokyo-Mitsubishi SPA) ø	0.90	3-1-2030	8,135,000	8,135,000
Massachusetts Development Finance Agency Sabis International Charter School Series 2015 (Education Revenue)	5.00	4-15-2025	1,000,000	1,116,640
Massachusetts Educational Financing Authority Series J (Education Revenue)	5.00	7-1-2018	750,000	776,257

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Strategic Municipal Bond Fund	Portfolio of investments—June 30, 2017

Security name	Interest rate	Maturity date	Principal	Value

Massachusetts (continued)
Massachusetts Educational Financing Authority Series J (Education Revenue)	5.00%	7-1-2019	$6,000,000	$6,399,300
Massachusetts Various Consolidated Loans Series D (Tax Revenue) ±	1.34	1-1-2018	3,000,000	3,001,710

				19,428,907

Michigan: 5.39%
Birmingham MI Public Schools (GO Revenue)	5.00	11-1-2021	1,405,000	1,618,307
Clarkston MI Community Schools (GO Revenue, Qualified School Board Loan Fund Insured)	5.00	5-1-2022	5,000,000	5,787,300
Constantine MI Public Schools (GO Revenue, Qualified School Board Loan Fund Insured)	5.00	5-1-2020	350,000	386,008
Constantine MI Public Schools (GO Revenue, Qualified School Board Loan Fund Insured)	5.00	5-1-2021	1,200,000	1,356,780
Detroit MI Downtown Development Authority CAB (Tax Revenue) ¤	0.00	7-1-2017	3,015,000	3,014,638
Detroit MI Water & Sewage Department Series A (Water & Sewer Revenue)	5.00	7-1-2022	1,000,000	1,140,630
Detroit MI Wayne County Stadium Authority (Miscellaneous Revenue)	5.00	10-1-2017	1,245,000	1,244,153
Detroit MI Wayne County Stadium Authority (Miscellaneous Revenue)	5.00	10-1-2018	3,425,000	3,403,833
Forest Hills MI Public Schools (GO Revenue)	5.00	5-1-2020	1,600,000	1,764,608
Forest Hills MI Public Schools (GO Revenue)	5.00	5-1-2021	1,600,000	1,809,040
Fraser MI Public Schools District (GO Revenue, Qualified School Board Loan Fund Insured)	5.00	5-1-2021	1,000,000	1,130,650
Fraser MI Public Schools District (GO Revenue, Qualified School Board Loan Fund Insured)	5.00	5-1-2022	610,000	706,051
Hudsonville MI Public Schools (GO Revenue, Qualified School Board Loan Fund Insured)	5.00	5-1-2021	1,465,000	1,656,402
Hudsonville MI Public Schools (GO Revenue, Qualified School Board Loan Fund Insured)	5.00	5-1-2022	1,475,000	1,707,254
Ingham County MI Williamston Community Schools Series A (GO Revenue, Qualified School Board Loan Fund Insured)	4.00	5-1-2024	1,025,000	1,143,562
Ingham County MI Williamston Community Schools Series A (GO Revenue, Qualified School Board Loan Fund Insured)	4.00	5-1-2025	1,000,000	1,113,180
Michigan Finance Authority Detroit Recovery Project Series 2014F (Tax Revenue)	3.88	10-1-2023	2,500,000	2,615,075
Michigan Finance Authority Detroit Recovery Project Series 2014F (Tax Revenue)	3.40	10-1-2020	500,000	509,170
Michigan Finance Authority Detroit Recovery Project Series 2014F (Tax Revenue)	3.60	10-1-2021	500,000	515,185
Michigan Finance Authority Detroit Recovery Project Series 2014F (Tax Revenue)	3.80	10-1-2022	500,000	520,250
Michigan Finance Authority Series 25-A (Education Revenue)	5.00	11-1-2018	3,100,000	3,223,442
Michigan Finance Authority Series 25-A (Education Revenue)	5.00	11-1-2019	1,500,000	1,597,905
Michigan Finance Authority Series H-1 (Tax Revenue)	5.00	10-1-2021	1,565,000	1,723,268
Michigan Finance Authority St. John Health System Series A (Health Revenue, Ambac Insured)	5.00	5-15-2018	300,000	301,050
Michigan Financial Authority Local Government Loan Program Series C7 (Water & Sewer Revenue, National Insured)	5.00	7-1-2022	2,000,000	2,281,260
Michigan Financial Authority Local Government Loan Program Series D1 (Water & Sewer Revenue, AGM Insured)	5.00	7-1-2022	2,700,000	3,092,850
Michigan Financial Authority Local Government Loan Program Series D1 (Water & Sewer Revenue, AGM Insured)	5.00	7-1-2023	2,000,000	2,329,220
Michigan Financial Authority Local Government Loan Program Series D6 (Water & Sewer Revenue, National Insured)	5.00	7-1-2021	6,355,000	7,123,891
Michigan Financial Authority Local Government Loan Program Series D6 (Water & Sewer Revenue, National Insured)	5.00	7-1-2022	2,080,000	2,372,510
Michigan Financial Authority Local Government Loan Program Series D6 (Water & Sewer Revenue, National Insured)	5.00	7-1-2023	3,670,000	4,249,420

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—June 30, 2017	Wells Fargo Strategic Municipal Bond Fund	19

Security name	Interest rate	Maturity date	Principal	Value

Michigan (continued)
Michigan Financial Authority Local Government Loan Program Series D6 (Water & Sewer Revenue, National Insured)	5.00%	7-1-2024	$2,130,000	$2,501,536
Michigan Housing Development Authority Series E (Housing Revenue) ±	1.80	4-1-2042	9,730,000	9,787,407
Michigan Municipal Bond Authority Local Government Loan Program Series A (Miscellaneous Revenue, Ambac Insured)	4.00	11-1-2019	500,000	501,720
Michigan Municipal Bond Authority Local Government Loan Program Series A (Miscellaneous Revenue, Ambac Insured)	5.00	5-1-2018	295,000	295,558
Michigan Municipal Bond Authority Local Government Loan Program Series C (Miscellaneous Revenue, Ambac Insured)	4.13	5-1-2020	500,000	500,440
Michigan Municipal Bond Authority Local Government Loan Program Series C (Miscellaneous Revenue, Ambac Insured)	5.00	5-1-2023	1,900,000	1,902,584
Michigan Public Educational Facilities Authority Chandler Park Academy (Miscellaneous Revenue)	6.35	11-1-2028	1,500,000	1,502,685
Michigan Strategic Fund Limited Obligation Events Center Project Series A (Tax Revenue) ±	4.13	7-1-2045	9,000,000	9,156,240
Michigan Trunk Line Fund Refunding Bonds Series 2005 (Tax Revenue, AGM Insured)	5.50	11-1-2021	8,275,000	9,689,611
Tender Option Bond Trust Receipts/Certificates Portage Public School (GO Revenue, AGM Insured, Bank of America NA LIQ) 144Aø	1.07	5-1-2031	5,000,000	5,000,000
Wayne County MI Airport Authority AMT Detroit Metropolitan Airport Series C (Airport Revenue)	5.00	12-1-2022	1,000,000	1,102,380

				103,377,053

Minnesota: 0.32%
St. Paul MN Housing & RDA Healtheast Care System Project Series 2015A (Health Revenue)	5.25	11-15-2035	2,850,000	3,047,648
St. Paul MN Housing & RDA Charter School Hmong College Preparatory Academy Project Series A (Miscellaneous Revenue)	4.75	9-1-2022	500,000	514,840
St. Paul MN Housing & RDA Charter School Hmong College Preparatory Academy Project Series A (Education Revenue)	5.00	9-1-2026	1,000,000	1,029,590
St. Paul MN Housing & RDA Healtheast Care System Project Series 2015A (Health Revenue)	5.25	11-15-2028	1,505,000	1,629,915

				6,221,993

Mississippi: 0.82%
Mississippi HFFA Baptist Health System Series A (Health Revenue) ±	2.21	8-15-2036	5,000,000	4,969,450
Perry County MS PCR Leaf River Forest Products Incorporated Project (Industrial Development Revenue, Georgia-Pacific LLC LOC) 144Aø	1.14	2-1-2022	10,700,000	10,700,000

				15,669,450

Missouri: 0.69%
Arnold MO Real Property Arnold Triangle Redevelopment Project Series A (Tax Revenue)	3.75	5-1-2023	1,770,000	1,814,091
Platte County MO Riverside-Quindaro Bend Levee District Project L-385 (Miscellaneous Revenue)	4.00	3-1-2021	930,000	978,723
Platte County MO Riverside-Quindaro Bend Levee District Project L-385 (Miscellaneous Revenue)	4.00	3-1-2022	970,000	1,023,224
Platte County MO Riverside-Quindaro Bend Levee District Project L-385 (Miscellaneous Revenue)	3.00	3-1-2020	900,000	915,588
Platte County MO Riverside-Quindaro Bend Levee District Project L-385 (Miscellaneous Revenue)	5.00	3-1-2024	1,000,000	1,118,770

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Strategic Municipal Bond Fund	Portfolio of investments—June 30, 2017

Security name	Interest rate	Maturity date	Principal	Value

Missouri (continued)
Platte County MO Riverside-Quindaro Bend Levee District Project L-385 (Miscellaneous Revenue)	4.00%	3-1-2023	$1,010,000	$1,065,792
Platte County MO Riverside-Quindaro Bend Levee District Project L-385 (Miscellaneous Revenue)	5.00	3-1-2025	1,105,000	1,243,854
Richmond Heights MO Francis Place Redevelopment Project (Tax Revenue)	5.63	11-1-2025	1,500,000	1,500,195
St. Louis MO Airport Floaters Series 017 (Airport Revenue, Dexia Credit Local LOC, AGM Insured) 144Aø	1.12	7-1-2022	3,560,000	3,560,000

				13,220,237

Nevada: 0.33%
Carson City NV Carson Tahoe Regional Medical Center (Health Revenue)	5.00	9-1-2018	700,000	727,615
Las Vegas NV Special Improvement District #60 (Miscellaneous Revenue)	4.00	6-1-2018	640,000	645,779
Tender Option Bond Trust Receipts/Certificates Nevada Water District (GO Revenue, JPMorgan Chase & Company LIQ) 144Aø	1.09	6-1-2020	5,000,000	5,000,000

				6,373,394

New Hampshire: 0.10%
New Hampshire HEFA Hillside Village Issue Series 2017C (Health Revenue) 144A	3.50	7-1-2022	2,000,000	2,005,760

New Jersey: 5.81%
Delaware River NJ Port Authority Pennsylvania & New Jersey Port District Project (Airport Revenue)	5.00	1-1-2018	1,230,000	1,250,971
Garden State NJ Preservation Open Space and Farmland Series B (Miscellaneous Revenue, AGM Insured) ¤	0.00	11-1-2021	8,310,000	7,524,373
Hudson County NJ Qualified General and Water Improvements Series 2012A and 2012B (GO Revenue, AGM Insured)	4.00	9-1-2018	1,140,000	1,177,837
New Jersey EDA Elite Pharmaceuticals Project Series A (Industrial Development Revenue)	6.50	9-1-2030	415,000	350,874
New Jersey EDA School Facilities Construction Project Prerefunded Bond Series EE (Miscellaneous Revenue)	5.50	9-1-2021	2,025,000	2,332,719
New Jersey EDA School Facilities Construction Project Series C (Miscellaneous Revenue) ±	2.71	2-1-2018	6,500,000	6,500,000
New Jersey EDA School Facilities Construction Project Series EE (Miscellaneous Revenue)	5.25	9-1-2025	1,800,000	1,903,050
New Jersey EDA School Facilities Construction Project Series I (Miscellaneous Revenue) ±	2.46	9-1-2027	12,500,000	11,761,500
New Jersey EDA School Facilities Construction Project Series K (Miscellaneous Revenue, Ambac Insured)	5.25	12-15-2020	3,000,000	3,259,650
New Jersey EDA School Facilities Construction Project Series NN (Miscellaneous Revenue, AGM Insured)	5.00	3-1-2024	1,645,000	1,858,307
New Jersey EDA School Facilities Construction Project Unrefunded Bond Series EE (Miscellaneous Revenue)	5.50	9-1-2021	750,000	805,905
New Jersey EDA The Goethals Bridge Replacement Project (Industrial Development Revenue)	5.00	7-1-2020	500,000	542,970
New Jersey EDA The Goethals Bridge Replacement Project (Industrial Development Revenue)	5.00	1-1-2021	585,000	637,966
New Jersey EDA The Goethals Bridge Replacement Project (Industrial Development Revenue)	5.00	7-1-2021	900,000	992,232
New Jersey EDA The Goethals Bridge Replacement Project (Industrial Development Revenue)	5.00	1-1-2023	400,000	443,512

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—June 30, 2017	Wells Fargo Strategic Municipal Bond Fund	21

Security name	Interest rate	Maturity date	Principal	Value

New Jersey (continued)
New Jersey Higher Education Student Assistance Authority Series 2017-1B (Education Revenue)	5.00%	12-1-2020	$2,250,000	$2,474,977
New Jersey Higher Education Student Assistance Authority Series 2017-1B (Education Revenue)	5.00	12-1-2021	1,390,000	1,554,784
New Jersey TTFA CAB Series A (Transportation Revenue) ¤	0.00	12-15-2026	12,000,000	7,859,040
New Jersey TTFA Series A (Miscellaneous Revenue)	5.00	6-15-2022	4,510,000	4,782,133
New Jersey TTFA Series A (Transportation Revenue)	5.25	12-15-2020	1,900,000	2,034,159
New Jersey TTFA Series A (Transportation Revenue)	5.25	6-15-2022	2,785,000	2,978,641
New Jersey TTFA Series AA (Transportation Revenue)	2.50	6-15-2018	2,150,000	2,159,740
New Jersey TTFA Series AA (Transportation Revenue)	4.00	6-15-2018	2,900,000	2,954,230
New Jersey TTFA Series AA (Transportation Revenue)	5.00	6-15-2023	4,665,000	5,028,217
New Jersey TTFA Series B (Transportation Revenue)	5.00	6-15-2020	2,150,000	2,272,614
New Jersey TTFA Series D (Transportation Revenue)	5.00	12-15-2023	6,960,000	7,515,130
New Jersey TTFA Series DC8033 (Transportation Revenue, Dexia Credit Local LOC, AGM Insured, Dexia Credit Local LIQ) 144Aø	1.16	12-15-2022	19,700,000	19,700,000
Newark NJ Housing Authority (Miscellaneous Revenue, National Insured)	5.25	1-1-2019	2,995,000	3,154,843
Paterson NJ General Improvement (GO Revenue, AGM Insured)	5.00	6-15-2020	400,000	422,244
South Jersey NJ Port Corporation Marine Terminal Series 2012 (Airport Revenue)	4.00	1-1-2022	1,600,000	1,627,056
South Jersey NJ Port Corporation Marine Terminal Series S-2 (Airport Revenue)	5.00	1-1-2023	1,665,000	1,762,519
South Jersey NJ Port Corporation Marine Terminal Series S-2 (Airport Revenue)	5.00	1-1-2024	1,750,000	1,852,410

				111,474,603

New Mexico: 0.90%
New Mexico Educational Assistance Foundation Series A2 (Education Revenue) ±	1.58	12-1-2028	155,000	154,943
New Mexico Municipal Energy Acquisition Authority Gas Supply Subordinate Series B (Utilities Revenue, Royal Bank of Canada SPA) ±	1.45	11-1-2039	17,100,000	17,071,101

				17,226,044

New York: 9.85%
Albany NY IDA Foundation State University Project Series A (Education Revenue) ø	1.15	7-1-2032	2,825,000	2,825,000
Build New York City Resource Corporation Bronx Charter School for International Cultures & Arts Series A (Education Revenue)	3.88	4-15-2023	1,000,000	992,000
East Rochester NY Housing Authority Home Good Sheperd Project Series A (Housing Revenue, Royal Bank of Scotland LOC) ø	1.04	12-1-2036	2,625,000	2,625,000
MetropolitanTransportation Authority Series 2015E-1 (Transportation Revenue, U.S. Bank NA LOC) ø	0.94	11-15-2050	20,000,000	20,000,000
Monroe County NY Industrial Development Corporation Unity Hospital Rochester Project (Health Revenue, FHA Insured)	4.20	8-15-2025	7,195,000	7,207,303
New York Fiscal 2008 Subordinate Series J-3 (GO Revenue, Barclays Bank plc LIQ) ø	0.93	8-1-2023	9,100,000	9,100,000
New York City NY Municipal Water Finance Second General Resolution Series (Water & Sewer Revenue, State Street Bank & Trust Company SPA) ø	0.95	6-15-2049	7,000,000	7,000,000
New York HFA Manhattan Residential Housing Series A (Housing Revenue, Bank of China LOC) ø	1.02	11-1-2049	7,000,000	7,000,000
New York Housing Finance Agency Riverside Center 2 Series A-3 (Housing Revenue, Bank of America NA LOC) ø	0.91	11-1-2046	15,000,000	15,000,000
New York Metropolitan Transportation Authority Dedicated Tax Fund (Tax Revenue) ±	1.86	11-1-2019	7,500,000	7,557,525
New York Metropolitan Transportation Authority Subordinate Series D-2 (Transportation Revenue, Landesbank Hessen-Thüringen LOC) ø	0.95	11-1-2035	6,000,000	6,000,000
New York Municipal Water Finance Authority Series 2011 (Water & Sewer Revenue, Landesbank Hessen-Thüringen SPA) ø	0.98	6-15-2044	3,400,000	3,400,000

The accompanying notes are an integral part of these financial statements.

22	Wells Fargo Strategic Municipal Bond Fund	Portfolio of investments—June 30, 2017

Security name	Interest rate	Maturity date	Principal	Value

New York (continued)
New York NY Municipal Water Finance Authority Adjusted Fiscal 2006 Subordinate Series AA (Water & Sewer Revenue, Dexia Credit Local SPA) ø	1.02%	6-15-2032	$535,000	$535,000
New York NY Municipal Water Finance Authority Adjusted Fiscal 2014 Subordinate Series AA (Water & Sewer Revenue, JPMorgan Chase & Company SPA) ø	0.95	6-15-2050	15,300,000	15,300,000
New York NY Municipal Water Finance Series F1B-RMKT (Water & Sewer Revenue, U.S. Bank NA SPA) ø	0.89	6-15-2035	7,325,000	7,325,000
New York NY Series A Subordinate Series A-3, A-4, A-5 (GO Revenue, Landesbank Hessen-Thüringen LIQ) ø	0.95	8-1-2035	5,000,000	5,000,000
New York NY Series J-4 (GO Revenue) ±	1.46	8-1-2025	6,700,000	6,700,536
New York NY Transitional Finance Authority NYC Recovery Series 3 Subordinate Series 3C (Tax Revenue, Dexia Credit Local SPA) ø	1.20	11-1-2022	9,965,000	9,965,000
New York NY Transitional Finance Authority Subordinate Series 2B (Tax Revenue, Dexia Credit Local SPA) ø	1.00	11-1-2022	8,560,000	8,560,000
New York NY Transitional Finance Authority Subordinate Series 2E (Tax Revenue, Dexia Credit Local SPA) ø	1.20	11-1-2022	4,540,000	4,540,000
New York NY Transitional Finance Authority Subordinate Series A-3 (Tax Revenue, Dexia Credit Local SPA) ø	1.02	8-1-2023	18,650,000	18,650,000
New York Thruway Authority Series II (Transportation Revenue, National Insured)	5.00	1-1-2021	5,900,000	6,016,879
New York Urban Development Corporation Personal Income Tax Series A (Tax Revenue)	5.00	3-15-2020	10,000,000	11,013,300
Niagara NY Area Development Corporation (Education Revenue)	5.00	5-1-2018	500,000	513,195
Oyster Bay NY BAN Series A (GO Revenue)	3.50	6-1-2018	2,500,000	2,533,200
Poughkeepsie City NY Series 2017A (GO Revenue)	4.00	5-4-2018	1,200,000	1,209,192
Suffolk County NY Economic Development Corporation (Health Revenue)	5.00	7-1-2017	1,000,000	1,000,120
Suffolk County NY Tobacco Asset Securitization Corporation (Tobacco Revenue)	5.00	6-1-2019	575,000	611,593
Suffolk County NY Tobacco Asset Securitization Corporation (Tobacco Revenue)	5.00	6-1-2020	625,000	681,994

				188,861,837

North Carolina: 0.26%
Charlotte-Mecklenburg NC Hospital Authority Series B (Health Revenue, JPMorgan Chase & Company SPA) ø	0.93	1-15-2038	5,080,000	5,080,000

Ohio: 1.87%
Akron OH Bath and Copley Joint Township Hospital District (Health Revenue)	5.00	1-1-2031	2,000,000	2,311,240
Akron OH Sanitary Sewer System Improvement Project (Water & Sewer Revenue, Ambac Insured)	5.00	12-1-2017	750,000	761,715
Cleveland OH Airport System Series D (Airport Revenue, U.S. Bank NA LOC) ø	0.90	1-1-2024	11,180,000	11,180,000
Hamilton County OH Healthcare Series 2017 (Health Revenue) %%	3.00	1-1-2022	905,000	923,761
Ohio University Hospital Health System Series B (Health Revenue) ø	1.05	1-15-2033	5,000,000	5,000,000
Ohio University Hospital Health System Series B (Health Revenue) ø	1.05	1-15-2045	10,000,000	10,000,000
Ohio Water Development Authority FirstEnergy Nuclear Generation Project Series A (Industrial Development Revenue) ±	3.75	7-1-2033	5,000,000	2,125,000
Ohio Water Development Authority FirstEnergy Nuclear Generation Project Series A (Water & Sewer Revenue)	3.00	5-15-2019	2,725,000	1,158,125
Ohio Water Development Authority FirstEnergy Nuclear Generation Project Series B (Water & Sewer Revenue) ±	4.00	12-1-2033	5,425,000	2,305,625

				35,765,466

Oklahoma: 0.11%
Comanche County OK Hospital Authority Series A (Health Revenue)	5.00	7-1-2018	795,000	809,835
Woodward County OK PFFA Series B (Tax Revenue)	3.25	9-1-2026	1,330,000	1,336,145

				2,145,980

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—June 30, 2017	Wells Fargo Strategic Municipal Bond Fund	23

Security name	Interest rate	Maturity date	Principal	Value

Oregon: 0.01%
Polk County OR Hospital Facility Authority Dallas Retirement Village Project Series A (Health Revenue)	3.63%	7-1-2020	$255,000	$255,020

Other: 0.09%
Public Housing Capital Fund Trust II (Miscellaneous Revenue, HUD Insured) 144A	4.50	7-1-2022	1,618,205	1,651,006

Pennsylvania: 7.18%
Allegheny County PA Penn Hills Schools District Series 2015 (GO Revenue, Build America Mutual Assurance Company Insured)	5.00	11-15-2022	340,000	385,240
Allegheny County PA Penn Hills Schools District Series 2015 (GO Revenue, Build America Mutual Assurance Company Insured)	5.00	11-15-2023	1,025,000	1,176,505
Beaver County PA IDA Pollution Control FirstEnergy Nuclear Generation Corporation Project Series A (Utilities Revenue) ±	2.70	4-1-2035	2,500,000	1,062,500
Beaver County PA IDA Pollution Control FirstEnergy Nuclear Generation Corporation Project Series A (Industrial Development Revenue) ±	4.00	1-1-2035	535,000	227,375
Beaver County PA IDA Pollution Control FirstEnergy Nuclear Generation Corporation Project Series B (Industrial Development Revenue) ±	3.50	12-1-2035	2,245,000	954,125
Berks County PA Municipal Authority Reading Hospital & Medical Center Project Series B (Health Revenue)	2.41	11-1-2039	8,750,000	8,812,650
Chester County PA IDA Avon Grove Charter School Project Series 2017A (Education Revenue)	4.00	12-15-2027	2,250,000	2,274,930
Chester County PA IDA Collegium Charter School Project Series A (Education Revenue)	3.70	10-15-2022	1,150,000	1,154,290
Delaware County PA IDA Chester Charter School Series A (Education Revenue) 144A	4.38	6-1-2026	1,785,000	1,780,377
Delaware County PA IDA Chester Community Charter School (Education Revenue)	4.50	8-15-2017	1,040,000	1,039,823
Delaware Valley PA Regional Finance Authority (Miscellaneous Revenue)	5.75	7-1-2017	1,191,000	1,191,167
Fulton County PA IDA Medical Center Project (Health Revenue)	2.40	7-1-2020	2,375,000	2,343,698
Montgomery County PA HEFAR Arcadia University (Education Revenue)	5.00	4-1-2022	1,575,000	1,753,936
Montgomery County PA HEFAR Arcadia University (Education Revenue)	5.00	4-1-2023	1,655,000	1,863,795
Montgomery County PA IDA Peco Energy Company Project Series A (Industrial Development Revenue) ±	2.60	3-1-2034	8,500,000	8,463,025
Montgomery County PA IDA Peco Energy Company Project Series B (Industrial Development Revenue) ±	2.55	6-1-2029	10,340,000	10,289,541
Pennsylvania EDFA Solid Waste Disposal Republic Services Incorporated Project (Resource Recovery Revenue) ±	1.35	6-1-2044	4,000,000	4,000,000
Pennsylvania HEFAR Shippensburg University Student Services (Education Revenue)	4.00	10-1-2017	275,000	276,216
Pennsylvania Public School Building Authority (Miscellaneous Revenue)	5.00	4-1-2019	4,650,000	4,890,219
Pennsylvania Public School Building Authority Albert Gallatin Area School District Project (Miscellaneous Revenue) ±	1.50	9-1-2024	3,865,000	3,864,034
Pennsylvania Refunding Bond (GO Revenue)	5.00	1-15-2022	19,040,000	21,878,293
Pennsylvania Turnpike Commission Series A (Transportation Revenue) ±	1.59	12-1-2018	11,150,000	11,142,976
Pennsylvania Turnpike Commission Series B (Transportation Revenue) ±	2.18	12-1-2020	10,000,000	10,089,600
Philadelphia PA Hospital & HEFAR Temple University Health System Series B (Health Revenue)	5.00	7-1-2017	1,500,000	1,500,105
Philadelphia PA IDA Charter School Project A (Education Revenue)	4.50	8-1-2026	3,365,000	3,471,300
Philadelphia PA IDA Charter School Project Series 2016B (Education Revenue)	4.88	8-1-2026	2,190,000	2,256,379
Philadelphia PA IDA Tacony Academy Christian School Project Series A-1 (Education Revenue)	6.25	6-15-2023	730,000	802,496
Philadelphia PA School District Series B (GO Revenue)	3.13	9-1-2020	200,000	202,740
Philadelphia PA School District Series D (GO Revenue)	5.00	9-1-2021	2,000,000	2,201,160
Philadelphia PA School District Series D (GO Revenue)	5.00	9-1-2022	3,565,000	3,969,521

The accompanying notes are an integral part of these financial statements.

24	Wells Fargo Strategic Municipal Bond Fund	Portfolio of investments—June 30, 2017

Security name	Interest rate	Maturity date	Principal	Value

Pennsylvania (continued)
Philadelphia PA School District Series E (GO Revenue)	5.25%	9-1-2022	$1,525,000	$1,666,261
Philadelphia PA School District Series E (GO Revenue)	5.25	9-1-2023	5,770,000	6,279,203
Philadelphia PA School District Series E (GO Revenue, BHAC Insured)	5.38	9-1-2028	2,425,000	2,547,705
Philadelphia PA School District Series F (GO Revenue)	5.00	9-1-2022	5,000,000	5,567,350
Scranton PA Refunding Notes (GO Revenue)	5.00	11-15-2026	2,125,000	2,225,109
Scranton PA School District Series A (GO Revenue)	5.00	6-1-2024	750,000	848,378
Scranton PA School District Series A (GO Revenue)	5.00	6-1-2025	1,000,000	1,142,440
Scranton PA School District Series B (GO Revenue, National Insured)	5.00	6-1-2024	665,000	754,383
Scranton PA School District Series B (GO Revenue, National Insured)	5.00	6-1-2025	710,000	811,132
Scranton PA School District Series D (GO Revenue)	5.00	6-1-2027	500,000	563,510

				137,723,487

Puerto Rico: 0.17%
Puerto Rico Electric Power Authority Refunding Bond Series LL (Utilities Revenue, National Insured)	5.50	7-1-2017	1,000,000	1,000,090
Puerto Rico Industrial Tourist Educational Medical & Environmental Control Facilities Financing Authority Hospital Auxilio Mutuo Obligated Group Series A (Health Revenue)	5.00	7-1-2019	1,840,000	1,902,670
Puerto Rico Municipal Finance Authority Series C (Miscellaneous Revenue, AGM Insured)	5.25	8-1-2017	300,000	301,056
Puerto Rico Public Finance Corporation Commonwealth Appropriation Bond Series B (Miscellaneous Revenue, Government Development Bank for Puerto Rico SPA) (s)	5.50	8-1-2031	2,800,000	108,360

				3,312,176

Rhode Island: 0.35%
Providence RI RDA Series A (Miscellaneous Revenue)	5.00	4-1-2022	1,940,000	2,170,336
Providence RI RDA Series A (Miscellaneous Revenue)	5.00	4-1-2023	1,585,000	1,793,570
Rhode Island Housing & Mortgage Finance (Housing Revenue)	6.50	4-1-2027	15,000	15,156
Tobacco Settlement Financing Corporation Series A (Tobacco Revenue)	2.25	6-1-2041	2,750,000	2,752,558

				6,731,620

South Carolina: 0.75%
Lee County SC School Facilities Incorporated (Miscellaneous Revenue, AGM Insured)	2.00	6-1-2020	185,000	185,609
Lee County SC School Facilities Incorporated (Miscellaneous Revenue, AGM Insured)	4.00	12-1-2019	560,000	589,417
Lee County SC School Facilities Incorporated (Miscellaneous Revenue, AGM Insured)	4.00	12-1-2020	375,000	400,646
South Carolina Jobs EDA Brashier Charter LLC Project (Education Revenue, SunTrust Bank LOC) ø	0.96	12-1-2038	6,680,000	6,680,000
South Carolina Jobs EDA East Point Academy Project Series A (Education Revenue) 144A	2.25	5-1-2019	2,500,000	2,493,125
South Carolina Jobs EDA The Woodlands at Furman Series 2017 (Health Revenue)	4.00	11-15-2027	3,000,000	2,982,270
South Carolina Jobs EDA York Preparatory Academy Project Series A (Education Revenue)	5.75	11-1-2023	910,000	961,770

				14,292,837

South Dakota: 0.05%
South Dakota HEFA (Health Revenue)	4.50	9-1-2019	990,000	1,054,815

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—June 30, 2017	Wells Fargo Strategic Municipal Bond Fund	25

Security name	Interest rate	Maturity date	Principal	Value

Tennessee: 1.29%
Shelby County TN Health Educational & Housing Facilities Board Methodist Le Bonheur Series B (Health Revenue, AGM Insured, U.S. Bank NA SPA) ø	0.91%	6-1-2042	$12,530,000	$12,530,000
Tennessee Energy Acquisition Corporation Series A (Utilities Revenue)	5.25	9-1-2017	1,655,000	1,665,559
Tennessee Energy Acquisition Corporation Series A (Utilities Revenue)	5.25	9-1-2018	4,000,000	4,170,760
Tennessee Energy Acquisition Corporation Series A (Utilities Revenue)	5.25	9-1-2020	4,720,000	5,207,057
Tennessee Energy Acquisition Corporation Series B (Utilities Revenue)	5.63	9-1-2026	925,000	1,070,604

				24,643,980

Texas: 8.94%
Arlington TX Higher Education Finance Corporate Education Series A (Education Revenue)	4.00	6-15-2026	725,000	709,485
Austin Convention Enterprises Incorporated Series 2017B (Industrial Development Revenue)	5.00	1-1-2018	200,000	203,320
Austin Convention Enterprises Incorporated Series 2017B (Industrial Development Revenue)	5.00	1-1-2019	600,000	627,702
Austin Convention Enterprises Incorporated Series 2017B (Industrial Development Revenue)	5.00	1-1-2020	500,000	536,565
Austin Convention Enterprises Incorporated Series 2017B (Industrial Development Revenue)	5.00	1-1-2021	500,000	548,010
Austin TX Community College District Series A (Education Revenue)	4.00	2-1-2023	320,000	356,378
Central Texas Regional Mobility Authority Senior Lien Series A (Transportation Revenue)	5.00	1-1-2021	1,000,000	1,113,920
Central Texas Regional Mobility Authority Senior Lien Series A (Transportation Revenue)	5.00	1-1-2023	500,000	580,340
Clifton TX Higher Education Finance Corporation International Leadership Series 2015A (Education Revenue)	4.63	8-15-2025	8,905,000	9,465,303
Clifton TX Higher Education Finance Corporation Uplift Education Series A (Education Revenue)	4.00	12-1-2025	3,740,000	3,993,647
Dallas TX Performing Arts Cultural Facilities Corporation Dallas Center for Performing Arts Foundation Project Series 2008B (Miscellaneous Revenue, JPMorgan Chase & Company LOC) ø	0.91	9-1-2041	1,630,000	1,630,000
Guadalupe County TX City of Seguin Board of Managers Hospital Mortgage Revenue Refunding and Improvement Bonds Series 2015 (Health Revenue)	5.00	12-1-2017	725,000	732,707
Gulf Coast TX IDA (Industrial Development Revenue, BNP Paribas LOC) ø	0.98	11-1-2019	2,850,000	2,850,000
Harris County TX Cultural Education Facilities Finance Corporation Memorial Hermann Health Systems Series C (Health Revenue) ø	0.86	12-1-2043	16,855,000	16,855,000
Harris County TX Cultural Education Facilities Finance Corporation Memorial Hermann Health Systems Series C (Health Revenue) ø	0.86	6-1-2046	22,200,000	22,200,000
Houston TX Adjustable Refunding First Lien B-3 (Water & Sewer Revenue, Sumitomo Mitsui Banking LOC) ø	0.91	5-15-2034	1,000,000	1,000,000
Houston TX Airport System Subordinate Lien Series B (Airport Revenue, National Insured)	5.00	7-1-2026	3,530,000	3,542,002
Houston TX Independent School District Series B (GO Revenue) ±	1.70	6-1-2036	14,000,000	14,075,320
Houston TX Public Improvement Refunding Bonds Series A (GO Revenue)	5.00	3-1-2020	11,000,000	12,076,460
Hunt TX Memorial Hospital Series 1998 (Health Revenue, AGM Insured, JPMorgan Chase & Company SPA) ø	1.03	8-15-2017	1,395,000	1,395,000
Lower Neches Valley TX Authority Industrial Development Corporation ExxonMobil Project Series 2010 (Industrial Development Revenue) ø	0.90	11-1-2038	2,000,000	2,000,000
Mesquite TX Health Facilities Development Corporation Christian Care Centers Incorporated Project Series 2016 (Health Revenue)	1.75	2-15-2018	250,000	250,117
Mesquite TX Health Facilities Development Corporation Christian Care Centers Incorporated Project Series 2016 (Health Revenue)	1.95	2-15-2019	250,000	250,257

The accompanying notes are an integral part of these financial statements.

26	Wells Fargo Strategic Municipal Bond Fund	Portfolio of investments—June 30, 2017

Security name	Interest rate	Maturity date	Principal	Value

Texas (continued)
Mesquite TX Health Facilities Development Corporation Christian Care Centers Incorporated Project Series 2016 (Health Revenue)	5.00%	2-15-2020	$810,000	$865,598
Mesquite TX Health Facilities Development Corporation Christian Care Centers Incorporated Project Series 2016 (Health Revenue)	5.00	2-15-2021	560,000	610,198
New Hope TX Cultural Education Facilities Finance Corporation The Langford Project Series B-2 (Health Revenue)	3.00	11-15-2021	700,000	687,708
New Hope TX Cultural Education Facilities Finance Corporation Jubilee Academic Center (Education Revenue) 144A	3.38	8-15-2021	1,955,000	1,946,378
New Hope TX Cultural Education Facilities Finance Corporation MRC Crestview Project (Housing Revenue)	3.25	8-1-2019	5,000,000	4,991,650
New Hope TX Cultural Education Facilities Finance Corporation Student Housing Tarleton State University Project (Housing Revenue)	5.38	4-1-2028	1,845,000	2,039,943
Newark TX Higher Educational Finance Corporation Charter Schools Incorporated Series 2015 A (Education Revenue) 144A	4.63	8-15-2025	1,485,000	1,499,464
North Texas Higher Education Authority Incorporated Student Loan Series 2 Class A (Education Revenue) ±	2.15	4-1-2037	1,855,000	1,808,050
North Texas Tollway Authority System Refunding Bonds Series C (Transportation Revenue) ±	1.58	1-1-2038	3,650,000	3,634,853
Pearland TX Permanent Improvement Series 2015 (GO Revenue)	5.00	3-1-2021	1,000,000	1,130,880
Port Arthur TX Navigation District Jefferson County Environmental Facilities Motiva Enterprises LLC Project Series D (Resource Recovery Revenue) ø	1.35	11-1-2040	8,000,000	8,000,000
Port Arthur TX Navigation District Motiva Enterprises LLC Project Series A (Resource Recovery Revenue) ø	1.35	4-1-2040	9,450,000	9,450,000
Sam Rayburn TX Municipal Power Agency Bonds Series 2012 (Utilities Revenue)	5.00	10-1-2017	960,000	969,648
Tarrant County TX Cultural Education Facilities Buckingham Senior Living Community Incorporated (Health Revenue)	3.88	11-15-2020	2,500,000	2,500,425
Tarrant County TX Cultural Education Facilities Finance Corporation Buckner Senior Living-Ventana Project (Health Revenue)	3.88	11-15-2022	2,750,000	2,781,928
Tarrant County TX Cultural Education Facilities Finance Corporation Series 2974 (Health Revenue, Credit Suisse LIQ) 144Aø	1.11	11-15-2029	5,900,000	5,900,000
Tender Option Bond Trust Receipts/Certificates Floaters Series 2015 (Transportation Revenue, Barclays Bank plc LIQ) 144Aø	1.11	7-1-2021	10,500,000	10,500,000
Texas General Obligation Veterans Bonds (GO Revenue, Helaba SPA) ø	0.92	12-1-2046	4,905,000	4,905,000
Texas Municipal Gas Acquisition & Supply Corporation II Series B (Utilities Revenue, JPMorgan Chase & Company Guaranteed) ±	1.38	9-15-2017	2,315,000	2,314,444
Texas New Hope ECFA Collegiate Housing Tarleton State University Series A (Housing Revenue)	4.00	4-1-2020	185,000	192,583
Texas New Hope ECFA Collegiate Housing Tarleton State University Series A (Housing Revenue)	4.00	4-1-2021	310,000	325,187
Texas New Hope ECFA Collegiate Housing Tarleton State University Series A (Housing Revenue)	4.00	4-1-2022	870,000	918,911
Texas New Hope ECFA Collegiate Housing Tarleton State University Series A (Housing Revenue)	5.00	4-1-2025	480,000	539,232
Texas PFA Southern University Financing System (Education Revenue, Build America Mutual Assurance Company Insured)	5.00	11-1-2020	1,715,000	1,887,580
Texas PFA Southern University Financing System (Education Revenue, Build America Mutual Assurance Company Insured)	5.00	11-1-2021	1,275,000	1,434,005
Wood Glen TX Housing Finance Corporation Mortgage Copperwood Project Series A (Miscellaneous Revenue, National/FHA Insured)	7.65	7-1-2022	2,125,000	2,501,975

				171,327,173

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—June 30, 2017	Wells Fargo Strategic Municipal Bond Fund	27

Security name	Interest rate	Maturity date	Principal	Value

Utah: 0.59%
Tender Option Bond Trust Receipts/Certificates Floaters Series 2017 (Airport Revenue, JPMorgan Chase & Company LIQ) 144Aø	1.11%	1-1-2025	$2,500,000	$2,500,000
Utah Charter School Finance Authority Ronald Wilson Reagan Academy Project Series A (Education Revenue) 144A	3.50	2-15-2026	1,190,000	1,142,709
Utah County UT IHC Health Services Series B (Health Revenue, U.S. Bank NA SPA) ø	0.89	5-15-2035	7,725,000	7,725,000

				11,367,709

Vermont: 0.83%
Vermont Student Assistance Corporation Education Loan Series A (Education Revenue)	5.00	6-15-2021	1,800,000	1,977,444
Vermont Student Assistance Corporation Education Loan Series A (Education Revenue)	5.00	6-15-2022	550,000	610,737
Vermont Student Assistance Corporation Education Loan Series A (Education Revenue)	5.00	6-15-2023	1,200,000	1,349,424
Vermont Student Assistance Corporation Series B Class A1 (Education Revenue) ±	2.72	6-1-2022	1,877,885	1,891,462
Vermont Student Assistance Corporation Series B Class B (Education Revenue) ±	2.05	6-2-2042	10,006,080	10,006,080

				15,835,147

Virgin Islands: 0.57%
Virgin Islands PFA Matching Fund Loan Note Senior Lien Series B (Miscellaneous Revenue)	5.00	10-1-2025	5,000,000	4,225,150
Virgin Islands PFA Series C (Miscellaneous Revenue)	5.00	10-1-2020	2,500,000	2,110,925
Virgin Islands PFA Series C (Miscellaneous Revenue)	5.00	10-1-2024	3,600,000	2,903,724
Virgin Islands PFA Subordinate Lien Series C (Miscellaneous Revenue)	5.00	10-1-2017	1,600,000	1,598,864

				10,838,663

Virginia: 1.18%
Louisa VA Electric and Power IDA Series 2008B (Utilities Revenue) ±	2.15	11-1-2035	19,000,000	19,301,720
Petersburg VA Series 2016 (GO Revenue) 144A	4.00	10-1-2017	1,500,000	1,500,960
Prince William County VA IDA Westminster At Lake Ridge Series 2016 (Health Revenue)	1.75	1-1-2018	400,000	398,464
Prince William County VA IDA Westminster At Lake Ridge Series 2016 (Health Revenue)	2.00	1-1-2019	600,000	593,940
Prince William County VA IDA Westminster At Lake Ridge Series 2016 (Health Revenue)	2.25	1-1-2020	910,000	898,252

				22,693,336

Washington: 1.57%
Redmond WA Library Capital Facilities Area (GO Revenue)	5.00	12-1-2017	200,000	200,702
Seattle WA Housing Authority Newholly Phase I Series B (Housing Revenue)	1.25	4-1-2019	4,505,000	4,492,161
Washington HCFR Catholic Health Initiatives Series B (Health Revenue) ±	2.31	1-1-2035	11,000,000	11,008,690
Washington Health Care Facilities Authority Fred Hutchinson Cancer Research (Health Revenue) ±	1.92	1-1-2042	6,050,000	6,081,642
Washington Housing Finance Commission Nonprofit Housing Bonds Heron’s Key Senior Living Series B-3 (Health Revenue) 144A	4.38	1-1-2021	1,625,000	1,604,005
Washington Housing Finance Commission Wesley Homes (Health Revenue, AGC Insured)	5.63	1-1-2022	6,545,000	6,700,771

				30,087,971

The accompanying notes are an integral part of these financial statements.

28	Wells Fargo Strategic Municipal Bond Fund	Portfolio of investments—June 30, 2017

Security name	Interest rate	Maturity date	Principal	Value

West Virginia: 0.12%
West Virginia EDA Morgantown Energy Associates Project (Industrial Development Revenue)	2.88%	12-15-2026	$2,285,000	$2,216,039

Wisconsin: 1.01%
Milwaukee WI RDA Public Schools Series A (Miscellaneous Revenue)	5.00	8-1-2019	3,710,000	3,986,914
Milwaukee WI RDA Science Education Consortium Incorporated Project Series A (Education Revenue)	4.75	8-1-2023	1,140,000	1,221,350
Pine Lake WI PFA Preparatory Series 2015 (Education Revenue) 144A	4.35	3-1-2025	2,710,000	2,789,674
Public Finance Authority Senior Living Marylhurst Project Series 2017B (Health Revenue) 144A	3.00	11-15-2022	2,200,000	2,212,078
Wisconsin HEFA Bellin Memorial Hospital Series 2015 (Health Revenue)	3.00	12-1-2020	745,000	784,060
Wisconsin HEFA Bellin Memorial Hospital Series 2015 (Health Revenue)	5.00	12-1-2022	755,000	882,603
Wisconsin PFA Airport Series C (Airport Revenue)	5.00	7-1-2022	2,555,000	2,695,397
Wisconsin PFA Bancroft Neurohealth Project Series A (Health Revenue) 144A	4.00	6-1-2019	1,270,000	1,282,573
Wisconsin PFA Bancroft Neurohealth Project Series A (Health Revenue) 144A	4.00	6-1-2020	635,000	642,506
Wisconsin PFA Bancroft Neurohealth Project Series A (Health Revenue) 144A	4.00	6-1-2021	1,370,000	1,385,440
Wisconsin PFA Roseman University of Health Sciences Project Series 2012 (Education Revenue)	5.00	4-1-2022	1,445,000	1,499,924

				19,382,519

Total Municipal Obligations (Cost $1,860,160,098)				1,866,316,533

Other: 0.94%
Eaton Vance New York Municipal Income Trust Preferred Shares	2.15	9-1-2019	10,600,000	10,589,294
Eaton Vance Ohio Municipal Bond Fund Institutional Preferred Shares 144A±	1.91	7-1-2019	7,350,000	7,339,636

Total Other (Cost $17,950,000)				17,928,930

	Yield		Shares
Short-Term Investments: 0.60%

Investment Companies: 0.60%
Wells Fargo Municipal Cash Management Fund Institutional Class ##(l)(u)	0.81		11,589,425	11,596,379

Total Short-Term Investments (Cost $11,596,379)				11,596,379

Total investments in securities (Cost $1,889,706,477) *	98.89%	1,895,841,842
Other assets and liabilities, net	1.11	21,223,799

Total net assets	100.00%	$1,917,065,641

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—June 30, 2017	Wells Fargo Strategic Municipal Bond Fund	29

±	Variable rate investment. The rate shown is the rate in effect at period end.

ø	Variable rate demand notes are subject to a demand feature which reduces the effective maturity. The maturity date shown represents the final maturity date of the security. The interest rate is determined and reset by the issuer daily, weekly, or monthly depending upon the terms of the security. The rate shown is the rate in effect at period end.

144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.

¤	The security is issued in zero coupon form with no periodic interest payments.

##	All or a portion of this security is segregated for when-issued securities.

%%	The security is issued on a when-issued basis.

(s)	The security is currently in default with regards to scheduled interest and/or principal payments. The Fund has stopped accruing interest on the security.

(l)	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.

(u)	The rate represents the 7-day annualized yield at period end.

*	Cost for federal income tax purposes is $1,889,706,474 and unrealized gains (losses) consists of:

Gross unrealized gains	$19,378,601
Gross unrealized losses	(13,243,233)

Net unrealized gains	$6,135,368

The accompanying notes are an integral part of these financial statements.

30	Wells Fargo Strategic Municipal Bond Fund	Statement of assets and liabilities—June 30, 2017

Assets
Investments
In unaffiliated securities, at value (cost $1,878,110,098)	$1,884,245,463
In affiliated securities, at value (cost $11,596,379)	11,596,379

Total investments, at value (cost $1,889,706,477)	1,895,841,842
Cash	281
Receivable for investments sold	20,137,770
Receivable for Fund shares sold	4,293,568
Receivable for interest	13,813,219
Prepaid expenses and other assets	119,656

Total assets	1,934,206,336

Liabilities
Distributions payable	396,955
Payable for investments purchased	11,421,740
Payable for Fund shares redeemed	4,218,315
Management fee payable	595,303
Distribution fees payable	91,892
Administration fees payable	186,452
Accrued expenses and other liabilities	230,038

Total liabilities	17,140,695

Total net assets	$1,917,065,641

NET ASSETS CONSIST OF
Paid-in capital	$1,908,988,633
Overdistributed net investment income	(259,804)
Accumulated net realized gains on investments	2,201,447
Net unrealized gains on investments	6,135,365

Total net assets	$1,917,065,641

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE
Net assets – Class A	$550,964,872
Shares outstanding – Class A1	61,646,073
Net asset value per share – Class A	$8.94
Maximum offering price per share – Class A2	$9.31
Net assets – Class C	$137,955,364
Shares outstanding – Class C1	15,382,277
Net asset value per share – Class C	$8.97
Net assets – Administrator Class	$195,138,108
Shares outstanding – Administrator Class[1]	21,845,956
Net asset value per share – Administrator Class	$8.93
Net assets – Institutional Class	$1,033,007,297
Shares outstanding – Institutional Class[1]	115,612,031
Net asset value per share – Institutional Class	$8.94

[1]	The Fund has an unlimited number of authorized shares.
[2]	Maximum offering price is computed as 100/96 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Statement of operations—year ended June 30, 2017	Wells Fargo Strategic Municipal Bond Fund	31

Investment income
Interest	$44,054,281
Income from affiliated securities	86,116

Total investment income	44,140,397

Expenses
Management fee	7,144,051
Administration fees
Class A	1,069,942
Class B	468 [1]
Class C	245,140
Administrator Class	274,896
Institutional Class	669,051
Shareholder servicing fees
Class A	1,671,784
Class B	732 [1]
Class C	383,030
Administrator Class	684,491
Distribution fees
Class B	2,197 [1]
Class C	1,149,091
Custody and accounting fees	80,317
Professional fees	72,201
Registration fees	296,062
Shareholder report expenses	86,810
Trustees’ fees and expenses	21,687
Other fees and expenses	42,038

Total expenses	13,893,988
Less: Fee waivers and/or expense reimbursements	(247,920)

Net expenses	13,646,068

Net investment income	30,494,329

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS

Net realized gains on:
Unaffiliated securities	1,943,381
Affiliated securities	6,638
Futures transactions	266,883

Net realized gains on investments	2,216,902

Net change in unrealized gains (losses) on:
Unaffiliated securities	(23,136,074)
Futures transactions	2,648,964

Net change in unrealized gains (losses) on investments	(20,487,110)

Net realized and unrealized gains (losses) on investments	(18,270,208)

Net increase in net assets resulting from operations	$12,224,121

[1]	For the period from July 1, 2016 to May 5, 2017. Effective at the close of business on May 5, 2017, Class B shares were converted to Class A shares and are no longer offered by the Fund.

The accompanying notes are an integral part of these financial statements.

32	Wells Fargo Strategic Municipal Bond Fund	Statement of changes in net assets

	Year ended June 30, 2017			Year ended June 30, 2016

Operations
Net investment income		$30,494,329			$26,730,838
Net realized gains on investments		2,216,902			11,562,440
Net change in unrealized gains (losses) on investments		(20,487,110)			23,239,340

Net increase in net assets resulting from operations		12,224,121			61,532,618

Distributions to shareholders from
Net investment income
Class A		(9,721,743)			(10,092,186)
Class B		(1,637	) [1]		(7,361)
Class C		(1,101,197)			(1,247,141)
Administrator Class		(4,158,710)			(7,962,494)
Institutional Class		(15,510,524)			(7,975,567)
Net realized gains
Class A		(3,453,460)			(1,603,578)
Class B		(1,604	) [1]		(2,508)
Class C		(776,260)			(403,600)
Administrator Class		(1,027,684)			(1,254,440)
Institutional Class		(4,275,093)			(1,022,196)

Total distributions to shareholders		(40,027,912)			(31,571,071)

Capital share transactions	Shares			Shares
Proceeds from shares sold
Class A	29,705,458	265,830,435		29,803,012	268,004,154
Class B	1 [1]	9	[1]	17	155
Class C	2,637,375	23,746,452		3,644,420	32,849,534
Administrator Class	15,699,832	140,534,456		24,016,958	215,580,158
Institutional Class	97,370,291	868,468,686		49,566,722	445,463,474

		1,298,580,038			961,897,475

Reinvestment of distributions
Class A	1,363,777	12,163,513		1,210,914	10,875,081
Class B	351 [1]	3,115	[1]	1,056	9,452
Class C	178,654	1,594,886		154,668	1,393,195
Administrator Class	564,474	5,044,561		1,002,592	8,998,639
Institutional Class	1,810,718	16,136,404		720,101	6,471,003

		34,942,479			27,747,370

Payment for shares redeemed
Class A	(49,552,383)	(441,381,046)		(22,262,767)	(199,832,447)
Class B	(69,947)[1]	(623,909)[1]		(42,405)	(380,448)
Class C	(4,649,673)	(41,701,524)		(3,692,094)	(33,238,979)
Administrator Class	(39,549,596)	(353,531,649)		(39,420,096)	(353,739,011)
Institutional Class	(50,783,508)	(452,579,827)		(18,937,647)	(169,986,975)

		(1,289,817,955)			(757,177,860)

Net increase in net assets resulting from capital share transactions		43,704,562			232,466,985

Total increase in net assets		15,900,771			262,428,532

Net assets
Beginning of period		1,901,164,870			1,638,736,338

End of period		$1,917,065,641			$1,901,164,870

Overdistributed net investment income		$(259,804)			$(260,322)

[1]	For the period from July 1, 2016 to May 5, 2017. Effective at the close of business on May 5, 2017, Class B shares were converted to Class A shares and are no longer offered by the Fund.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Strategic Municipal Bond Fund	33

(For a share outstanding throughout each period)

	Year ended June 30
CLASS A	2017	2016	2015	2014	2013
Net asset value, beginning of period	$9.06	$8.90	$9.03	$8.87	$8.94
Net investment income	0.13	0.14	0.10	0.17	0.13
Net realized and unrealized gains (losses) on investments	(0.07)	0.18	(0.05)	0.21	0.01

Total from investment operations	0.06	0.32	0.05	0.38	0.14
Distributions to shareholders from
Net investment income	(0.13)	(0.14)	(0.10)	(0.17)	(0.13)
Net realized gains	(0.05)	(0.02)	(0.08)	(0.05)	(0.08)

Total distributions to shareholders	(0.18)	(0.16)	(0.18)	(0.22)	(0.21)
Net asset value, end of period	$8.94	$9.06	$8.90	$9.03	$8.87
Total return[1]	0.65%	3.67%	0.56%	4.41%	1.59%
Ratios to average net assets (annualized)
Gross expenses	0.81%	0.81%	0.81%	0.83%	0.82%
Net expenses	0.81%	0.81%	0.81%	0.82%	0.82%
Net investment income	1.45%	1.53%	1.16%	1.91%	1.49%
Supplemental data
Portfolio turnover rate	31%	53%	39%	51%	49%
Net assets, end of period (000s omitted)	$550,965	$726,135	$635,610	$656,256	$609,303

[1]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

34	Wells Fargo Strategic Municipal Bond Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended June 30
CLASS C	2017	2016	2015	2014	2013
Net asset value, beginning of period	$9.09	$8.94	$9.06	$8.90	$8.97
Net investment income	0.07	0.07	0.04	0.10	0.07
Net realized and unrealized gains (losses) on investments	(0.07)	0.17	(0.04)	0.21	0.01

Total from investment operations	0.00	0.24	0.00	0.31	0.08
Distributions to shareholders from
Net investment income	(0.07)	(0.07)	(0.04)	(0.10)	(0.07)
Net realized gains	(0.05)	(0.02)	(0.08)	(0.05)	(0.08)

Total distributions to shareholders	(0.12)	(0.09)	(0.12)	(0.15)	(0.15)
Net asset value, end of period	$8.97	$9.09	$8.94	$9.06	$8.90
Total return[1]	(0.10)%	2.78%	(0.08)%	3.63%	0.83%
Ratios to average net assets (annualized)
Gross expenses	1.56%	1.56%	1.56%	1.58%	1.57%
Net expenses	1.56%	1.56%	1.56%	1.57%	1.57%
Net investment income	0.72%	0.78%	0.40%	1.16%	0.74%
Supplemental data
Portfolio turnover rate	31%	53%	39%	51%	49%
Net assets, end of period (000s omitted)	$137,955	$156,560	$152,882	$146,329	$152,155

[1]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Strategic Municipal Bond Fund	35

(For a share outstanding throughout each period)

	Year ended June 30
ADMINISTRATOR CLASS	2017	2016	2015	2014	2013
Net asset value, beginning of period	$9.06	$8.90	$9.02	$8.87	$8.94
Net investment income	0.14	0.15	0.12	0.18	0.15
Net realized and unrealized gains (losses) on investments	(0.08)	0.18	(0.04)	0.20	0.01

Total from investment operations	0.06	0.33	0.08	0.38	0.16
Distributions to shareholders from
Net investment income	(0.14)	(0.15)	(0.12)	(0.18)	(0.15)
Net realized gains	(0.05)	(0.02)	(0.08)	(0.05)	(0.08)

Total distributions to shareholders	(0.19)	(0.17)	(0.20)	(0.23)	(0.23)
Net asset value, end of period	$8.93	$9.06	$8.90	$9.02	$8.87
Total return	0.67%	3.80%	0.80%	4.44%	1.73%
Ratios to average net assets (annualized)
Gross expenses	0.75%	0.74%	0.75%	0.77%	0.76%
Net expenses	0.68%	0.68%	0.68%	0.68%	0.68%
Net investment income	1.51%	1.66%	1.28%	2.05%	1.62%
Supplemental data
Portfolio turnover rate	31%	53%	39%	51%	49%
Net assets, end of period (000s omitted)	$195,138	$408,846	$529,945	$516,069	$521,312

The accompanying notes are an integral part of these financial statements.

36	Wells Fargo Strategic Municipal Bond Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended June 30
INSTITUTIONAL CLASS	2017	2016	2015	2014	2013[1]
Net asset value, beginning of period	$9.06	$8.90	$9.03	$8.87	$9.06
Net investment income	0.16	0.17	0.13	0.20	0.08 [2]
Net realized and unrealized gains (losses) on investments	(0.07)	0.18	(0.05)	0.21	(0.10)

Total from investment operations	0.09	0.35	0.08	0.41	(0.02)
Distributions to shareholders from
Net investment income	(0.16)	(0.17)	(0.13)	(0.20)	(0.09)
Net realized gains	(0.05)	(0.02)	(0.08)	(0.05)	(0.08)

Total distributions to shareholders	(0.21)	(0.19)	(0.21)	(0.25)	(0.17)
Net asset value, end of period	$8.94	$9.06	$8.90	$9.03	$8.87
Total return[3]	0.99%	4.02%	0.89%	4.77%	(0.28)%
Ratios to average net assets (annualized)
Gross expenses	0.48%	0.48%	0.48%	0.50%	0.50%
Net expenses	0.48%	0.48%	0.48%	0.48%	0.48%
Net investment income	1.85%	1.85%	1.49%	2.27%	1.65%
Supplemental data
Portfolio turnover rate	31%	53%	39%	51%	49%
Net assets, end of period (000s omitted)	$1,033,007	$608,995	$319,313	$29,528	$31,868

[1]	For the period from November 30, 2012 (commencement of class operations) to June 30, 2013

[2]	Calculated based upon average shares outstanding

[3]	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Notes to financial statements	Wells Fargo Strategic Municipal Bond Fund	37

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Strategic Municipal Bond Fund (the “Fund”) which is a diversified series of the Trust.

Effective at the close of business on May 5, 2017, Class B shares were converted to Class A shares and are no longer offered by the Fund. Information for Class B shares reflected in the financial statements represents activity through May 5, 2017.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.

Debt securities are valued at the evaluated bid price provided by an independent pricing service or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.

Equity securities and futures that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the principal exchange or market that day, the prior day’s price will be deemed “stale” and a fair value price will be determined in accordance with the Fund’s Valuation Procedures.

Investments in registered open-end investment companies are valued at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Fund. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Management Valuation Team of Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Management Valuation Team which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market values, to assess the continued appropriateness of the fair valuation methodologies used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the inputs considered in the valuation process until there is a readily available price provided on an exchange or by an independent pricing service. Valuations received from an independent pricing service or independent broker-dealer quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the manager and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

When-issued transactions

The Fund may purchase securities on a forward commitment or when-issued basis. The Fund records a when-issued transaction on the trade date and will segregate assets in an amount at least equal in value to the Fund’s commitment to purchase when-issued securities. Securities purchased on a when-issued basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

38	Wells Fargo Strategic Municipal Bond Fund	Notes to financial statements

Futures contracts

The Fund is subject to interest rate risk in the normal course of pursuing its investment objectives. The Fund may buy and sell futures contracts in order to gain exposure to, or protect against, changes in interest rates. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the Fund and the prices of futures contracts, and the possibility of an illiquid market.

The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset or liability and in the Statement of Operations as unrealized gains or losses until the contracts are closed, at which point they are recorded as net realized gains or losses on futures contracts. With futures contracts, there is minimal counterparty risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily based on the effective interest method. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has been determined to be doubtful based on consistently applied procedures and the fair value has decreased. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

Distributions to shareholders

Distributions to shareholders from net investment income are accrued daily and paid monthly. Distributions from net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior the Fund’s fiscal year end may be categorized as a tax return of capital.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable and tax-exempt income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

Notes to financial statements	Wells Fargo Strategic Municipal Bond Fund	39
∎	Level 1 – quoted prices in active markets for identical securities

∎	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

∎	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of June 30, 2017:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:

Municipal obligations	$0	$1,866,316,533	$0	$1,866,316,533

Other	0	17,928,930	0	17,928,930

Short-term investments
Investment companies	11,596,379	0	0	11,596,379
Total assets	$11,596,379	$1,884,245,463	$0	$1,895,841,842

The Fund recognizes transfers between levels within the fair value hierarchy at the end of the reporting period. At June 30, 2017, the Fund did not have any transfers into/out of Level 1, Level 2, or Level 3.

4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES

Management fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”), is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser, providing fund-level administrative services in connection with the Fund’s operations, and providing any other fund-level administrative services reasonably necessary for the operation of the Fund. As compensation for its services under the investment management agreement, Funds Management is entitled to receive an annual management fee starting at 0.40% and declining to 0.28% as the average daily net assets of the Fund increase. For the year ended June 30, 2017, the management fee was equivalent to an annual rate of 0.37% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. Wells Capital Management Incorporated, an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.20% and declining to 0.10% as the average daily net assets of the Fund increase.

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:

Class-level administration fee
Class A, Class B, Class C	0.16%
Administrator Class	0.10
Institutional Class	0.08

40	Wells Fargo Strategic Municipal Bond Fund	Notes to financial statements

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses. Funds Management has committed through October 31, 2017 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 0.82% for Class A shares, 1.57% for Class C shares, 0.68% for Administrator Class shares, and 0.48% for Institutional Class shares. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

During the year ended June 30, 2017, State Street Bank and Trust Company, the Fund’s custodian, reimbursed the Fund $7,060 for certain out-of-pocket expenses that were billed to the Fund in error from 1998-2015. This amount is included in interest income on the Statement of Operations. In addition, Funds Management was also reimbursed $4,438 for waivers/reimbursements it made to the Fund during the period the Fund was erroneously billed.

Distribution fees

The Trust has adopted a distribution plan for Class B and Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to Class B and Class C shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class B and Class C shares.

In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class B and Class C shares. For the year ended June 30, 2017, Funds Distributor received $17,263 from the sale of Class A shares, and $849 in contingent deferred sales charges from redemptions of Class C shares. No contingent deferred sales charges were incurred by Class A and Class B shares for the year ended June 30, 2017.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class B, Class C, and Administrator Class of the Fund are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended June 30, 2017 were $648,596,356 and $437,383,690, respectively.

The Fund may purchase or sell investment securities to other Wells Fargo affiliates pursuant to Rule 17a-7 of the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices. Interfund trades are included within the respective purchases and sales amounts shown.

6. DERIVATIVE TRANSACTIONS

During the year ended June 30, 2017, the Fund entered into futures contracts to take advantage of the differences between municipal and treasury yields and to help manage the duration of the portfolio.

As of June 30, 2017, the Fund did not have any open futures contracts. The Fund had an average notional amount of $39,470,040 in short futures contracts during the year ended June 30, 2017.

The realized gains and change in unrealized gains (losses) on futures contracts are reflected in the Statement of Operations.

7. BANK BORROWINGS

The Trust (excluding the money market funds and certain other funds) and Wells Fargo Variable Trust are parties to a $250,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund. Prior to August 30, 2016, the revolving credit agreement amount

Notes to financial statements	Wells Fargo Strategic Municipal Bond Fund	41

was $200,000,000 and the annual commitment fee was equal to 0.20% of the unused balance which was allocated to each participating fund.

For the year ended June 30, 2017, there were no borrowings by the Fund under the agreement.

8. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended June 30, 2017 and June 30, 2016 were as follows:

	Year ended June 30
	2017	2016
Ordinary income	$9,534,101	$3,379,804
Tax-exempt income	30,493,811	24,413,314
Long-term capital gain	0	3,777,953

As of June 30, 2017, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	Undistributed tax-exempt income	Unrealized gains
$2,201,445	$150,434	$6,135,368

9. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

10. REGULATORY CHANGES

In October 2016, the Securities and Exchange Commission (“SEC”) adopted new rules and forms and amended existing rules and forms (together, “final rules”) intended to modernize and enhance the reporting and disclosure of information by registered investment companies and to enhance liquidity risk management by open-end mutual funds and exchange-traded funds. The final rules will enhance the quality of information available to investors and will allow the SEC to more effectively collect and use data reported by funds. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in the Fund’s financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management has evaluated the amendments to Regulation S-X and its adoption will result in enhanced financial disclosures in the Fund’s financial statements. Management continues to evaluate the reporting requirements for the new form types (compliance date is June 1, 2018) and the implementation of the liquidity risk management program (compliance date is December 1, 2018).

42	Wells Fargo Strategic Municipal Bond Fund	Report of independent registered public accounting firm

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Wells Fargo Strategic Municipal Bond Fund (the “Fund”), one of the funds constituting the Wells Fargo Funds Trust, as of June 30, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2017, by correspondence with custodians and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Strategic Municipal Bond Fund as of June 30, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

August 25, 2017

Other information (unaudited)	Wells Fargo Strategic Municipal Bond Fund	43

TAX INFORMATION

For the fiscal year ended June 30, 2017, $9,534,101 has been designated as short-term capital gain dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.

Pursuant to Section 852 of the Internal Revenue Code, 100% of distributions paid from net investment income is designated as exempt-interest dividends for the fiscal year ended June 30, 2017.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wellsfargofunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at wellsfargofunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available monthly on the Fund’s website (wellsfargofunds.com), on a one-month delayed basis. In addition, top ten holdings information (excluding derivative positions) for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

44	Wells Fargo Strategic Municipal Bond Fund	Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 148 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Board member of the Forté Foundation (non-profit organization) and the Vincent Memorial Hospital Endowment (non-profit organization), where he serves on the Investment Committee and as a Chair of the Audit Committee. Mr. Ebsworth is a CFA® charterholder.	Asset Allocation Trust
Jane A. Freeman (Born 1953)	Trustee, since 2015	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is a Board Member of Ruth Bancroft Garden (non-profit organization) and an inactive chartered financial analyst.	Asset Allocation Trust
Peter G. Gordon** (Born 1942)	Trustee, since 1998; Chairman, since 2005	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College.	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (charter school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust

Other information (unaudited)	Wells Fargo Strategic Municipal Bond Fund	45

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust
Timothy J. Penny (Born 1951)	Trustee, since 1996: Vice Chairman, since 2017	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Trustee of the Evergreen Funds complex (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

**	Peter Gordon is expected to retire on December 31, 2017.

Advisory Board Members

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer	Current other public company or investment company directorships
James G. Polisson (Born 1959)	Advisory Board Member, since 2017	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors (Blackrock) from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Prior thereto, Vice President, Fidelity Retail Mutual Fund Group from 1996 to 1998 and Risk Management Practice Manager, Fidelity Consulting from 1995 to 1996. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	Asset Allocation Trust
Pamela Wheelock (Born 1959)	Advisory Board Member, since 2017	Chief Operating Officer, Twin Cities Habitat for Humanity, since January, 2017. Vice President of University Services, University of Minnesota from 2012 to 2017. Prior thereto, Interim President and Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2010 to 2011, Chairman of the Board from 2009 to 2011 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently on the Board of Directors, Governance Committee and Finance Committee, for the Minnesota Philanthropy Partners (Saint Paul Foundation) since 2012 and Board Chair of the Minnesota Wild Foundation since 2010.	Asset Allocation Trust

46	Wells Fargo Strategic Municipal Bond Fund	Other information (unaudited)

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for
Wells Fargo Funds Management, LLC, from 2009 to 2014.
Nancy Wiser[1] (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Officer, since 2003	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Assistant General Counsel of Wells Fargo Bank, N.A. since 2013 and Vice President and Managing Counsel of Wells Fargo Bank, N.A. from 1996 to 2013.
Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Senior Vice President and Chief Compliance Officer since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.
Jeremy DePalma[1] (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

[1]	Nancy Wiser acts as Treasurer of 69 funds in the Fund Complex. Jeremy DePalma acts as Treasurer of 79 funds and Assistant Treasurer of 69 funds in the Fund Complex.

[2]	The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wellsfargofunds.com.

Other information (unaudited)	Wells Fargo Strategic Municipal Bond Fund	47

BOARD CONSIDERATION OF INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS:

Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”) must determine annually whether to approve the continuation of the Trust’s investment management and sub-advisory agreements. In this regard, at an in-person meeting held on May 16-17, 2017 (the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment management and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for Wells Fargo Strategic Municipal Bond Fund (the “Fund”): (i) an investment management agreement (the “Management Agreement”) with Wells Fargo Funds Management, LLC (“Funds Management”); and (ii) an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Wells Capital Management Incorporated (the “Sub-Adviser”), an affiliate of Funds Management. The Management Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.”

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at an in-person meeting in April 2017, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2017. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable. The Board considered the approval of the Advisory Agreements for the Fund as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included a description of the investment advisory services and Fund-level administrative services covered by the Management Agreement, as well as, among other things, a summary of the background and experience of senior management of Funds Management, a summary of certain organizational and personnel changes involving Funds Management and the Sub-Adviser, and a description of Funds Management’s and the Sub-Adviser’s business continuity planning programs and of their approaches to data privacy and cybersecurity. The Board also considered the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund.

The Board evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates.

Fund performance and expenses

The Board considered the performance results for the Fund over various time periods ended December 31, 2016. The Board considered these results in comparison to the performance of funds in a universe that was determined by

48	Wells Fargo Strategic Municipal Bond Fund	Other information (unaudited)

Broadridge Inc. (“Broadridge”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe. The Board noted that the performance of the Fund (Administrator Class) was higher than the average performance of the Universe for all periods under review. The Board also noted that the performance of the Fund was higher than its benchmark, the Bloomberg Barclays Short-Intermediate Municipal Bond Index, for all periods under review except the ten-year period.

The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Broadridge to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year. Based on the Broadridge reports, the Board noted that the net operating expense ratios of the Fund were lower than or in range of the median net operating expense ratios of the expense Groups for all share classes.

The Board took into account the Fund performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreements.

Investment management and sub-advisory fee rates

The Board reviewed and considered the contractual fee rates payable by the Fund to Funds Management under the Management Agreement, as well as the contractual fee rates payable by the Fund to Funds Management for class-level administrative services under a Class-Level Administration Agreement, which include, among other things, class-level transfer agency and sub-transfer agency costs (collectively, the “Management Rates”). The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Adviser for investment sub-advisory services.

Among other information reviewed by the Board was a comparison of the Fund’s Management Rates with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the funds in the expense Groups. The Board noted that the Management Rates of the Fund were lower than or in range of the sum of these average rates for the Fund’s expense Groups for all share classes.

The Board also received and considered information about the portion of the total management fee that was retained by Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. Given the affiliation between Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of fees between them.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing mutual funds compared with those associated with managing assets of non-mutual fund clients such as institutional separate accounts.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Funds Management under the Management Agreement and to the Sub-Adviser under the Sub-Advisory Agreement was reasonable.

Profitability

The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of Wells Fargo as a whole, from providing services to the Fund and the fund family as a whole. The Board also received and considered information concerning the profitability of the Sub-Adviser from providing services to the fund family as a whole, noting that the Sub-Adviser’s profitability information with respect to providing services to the Fund was subsumed in the Wells Fargo and Funds Management profitability analysis.

Funds Management reported on the methodologies and estimates used in calculating profitability, including a description of the methodology used to allocate certain expenses. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size and type of fund.

Other information (unaudited)	Wells Fargo Strategic Municipal Bond Fund	49

Based on its review, the Board did not deem the profits reported by Funds Management or Wells Fargo from its services to the Fund to be at a level that would prevent it from approving the continuation of the Advisory Agreements.

Economies of scale

With respect to possible economies of scale, the Board noted the existence of breakpoints in the Fund’s management fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size. It considered that, for a small fund or a fund that shrinks in size, breakpoints conversely can result in higher fee levels. The Board also considered that in addition to management fee breakpoints, competitive management fee rates set at the outset without regard to breakpoints and fee waiver and expense reimbursement arrangements are means of sharing potential economies of scale with shareholders of the Fund. The Board considered Funds Management’s view, which Funds Management indicated was supported by independent third-party industry studies which were summarized for the Board, that any analyses of potential economies of scale in managing a particular fund are inherently limited in light of the joint and common costs and investments that Funds Management incurs across the fund family as a whole.

The Board concluded that the Fund’s fee and expense arrangements, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.

Other benefits to Funds Management and the Sub-Adviser

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund. The Board noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser, fees earned by Funds Management and the Sub-Adviser from managing a private investment vehicle for the fund family’s securities lending collateral and commissions earned by an affiliated broker from portfolio transactions.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.

Conclusion

At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable.

50	Wells Fargo Strategic Municipal Bond Fund	List of abbreviations

The following is a list of common abbreviations for terms and entities that may have appeared in this report.

ACA	— ACA Financial Guaranty Corporation
ADR	— American depositary receipt
ADS	— American depositary shares
AGC	— Assured Guaranty Corporation
AGM	— Assured Guaranty Municipal
Ambac	— Ambac Financial Group Incorporated
AMT	— Alternative minimum tax
AUD	— Australian dollar
BAN	— Bond anticipation notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazilian real
CAB	— Capital appreciation bond
CAD	— Canadian dollar
CCAB	— Convertible capital appreciation bond
CDA	— Community Development Authority
CDO	— Collateralized debt obligation
CHF	— Swiss franc
CLO	— Collateralized loan obligation
CLP	— Chilean peso
COP	— Colombian peso
DKK	— Danish krone
DRIVER	— Derivative inverse tax-exempt receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-traded fund
EUR	— Euro
FDIC	— Federal Deposit Insurance Corporation
FFCB	— Federal Farm Credit Banks
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Administration
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British pound
GDR	— Global depositary receipt
GNMA	— Government National Mortgage Association
GO	— General obligation
HCFR	— Healthcare facilities revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher education facilities authority revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong dollar
HUD	— Department of Housing and Urban Development
HUF	— Hungarian forint
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Indonesian rupiah
IEP	— Irish pound
JPY	— Japanese yen
KRW	— Republic of Korea won
LIBOR	— London Interbank Offered Rate
LIFER	— Long Inverse Floating Exempt Receipts
LIQ	— Liquidity agreement
LLC	— Limited liability company
LLLP	— Limited liability limited partnership
LLP	— Limited liability partnership
LOC	— Letter of credit
LP	— Limited partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multifamily housing revenue
MSTR	— Municipal securities trust receipts
MTN	— Medium-term note
MUD	— Municipal Utility District
MXN	— Mexican peso
MYR	— Malaysian ringgit
National	— National Public Finance Guarantee Corporation
NGN	— Nigerian naira
NOK	— Norwegian krone
NZD	— New Zealand dollar
PCFA	— Pollution Control Financing Authority
PCL	— Public Company Limited
PCR	— Pollution control revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable floating option tax-exempt receipts
PJSC	— Public Joint Stock Company
plc	— Public limited company
PLN	— Polish zloty
PUTTER	— Puttable tax-exempt receipts
R&D	— Research & development
Radian	— Radian Asset Assurance
RAN	— Revenue anticipation notes
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real estate investment trust
ROC	— Reset option certificates
RON	— Romanian lei
RUB	— Russian ruble
SAVRS	— Select auction variable rate securities
SBA	— Small Business Authority
SDR	— Swedish depositary receipt
SEK	— Swedish krona
SFHR	— Single-family housing revenue
SFMR	— Single-family mortgage revenue
SGD	— Singapore dollar
SPA	— Standby purchase agreement
SPDR	— Standard & Poor’s Depositary Receipts
SPEAR	— Short Puttable Exempt Adjustable Receipts
STRIPS	— Separate trading of registered interest and
principal securities
TAN	— Tax anticipation notes
TBA	— To be announced
THB	— Thai baht
TIPS	— Treasury inflation-protected securities
TRAN	— Tax revenue anticipation notes
TRY	— Turkish lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
ZAR	— South African rand

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For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, email, visit the Fund’s website, or call:

Wells Fargo Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: fundservice@wellsfargo.com

Website: wellsfargofunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wellsfargofunds.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Asset Management (WFAM) is a trade name used by the asset management businesses of Wells Fargo & Company. Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the funds. The funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA, an affiliate of Wells Fargo & Company. Neither Wells Fargo Funds Management nor Wells Fargo Funds Distributor has Fund customer accounts/assets, and neither provides investment advice/recommendations or acts as an investment advice fiduciary to any investor.

NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

© 2017 Wells Fargo Funds Management, LLC. All rights reserved.

304899 08-17 A257/AR257 06-17

Annual Report

June 30, 2017

Wells Fargo

Ultra Short-Term Municipal Income Fund

Reduce clutter. Save trees.

Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

*	A complete schedule of portfolio holdings as of the report date may be obtained, free of charge, by accessing the following website: https://www.wellsfargofunds.com/assets/edocs/regulatory/holdings/ultra-short-term-municipal-income-ann.pdf or by calling Wells Fargo Funds at 1-800-222-8222. This complete schedule, filed on Form N-CSR, is also available on the SEC’s website at sec.gov.

The views expressed and any forward-looking statements are as of June 30, 2017, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

2	Wells Fargo Ultra Short-Term Municipal Income Fund	Letter to shareholders (unaudited)

Andrew Owen

President

Wells Fargo Funds

Many equity markets advanced during this reporting period, supported by modest economic growth despite political uncertainty.

Dear Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Ultra Short-Term Municipal Income Fund for the 12-month period that ended June 30, 2017. Many equity markets advanced during this reporting period, supported by modest economic growth despite political uncertainty. U.S. and international stocks returned 17.90% and 20.45% for the 12-month period, respectively, as measured by the S&P 500 Index1 and the MSCI ACWI ex USA Index (Net).2 Within fixed income, the Bloomberg Barclays U.S. Aggregate Bond Index3 returned -0.31% and the Bloomberg Barclays Municipal Bond Index4 returned -0.49% as interest rates rose from low levels.

Globally, stocks delivered positive results in the third quarter of 2016; bonds’ interest rates remained low.

Stocks’ upward trend continued into August 2016 and then lost some steam. Ever since the Great Recession, markets worldwide have been supported to varying degrees by accommodative policies from leading central banks, including the Federal Reserve (Fed), European Central Bank (ECB), Bank of England, and Bank of Japan. As a result, investors have watched closely for any signs that global central banks might tighten their measures. In the U.S., early-September comments by several Fed officials appeared to suggest a September interest-rate increase, which sent stock and bond prices down. However, stocks surged following the Fed’s September 20 meeting on news that the Fed had decided to delay a rate increase to later in 2016. In bond markets, interest rates rose during the quarter but remained at historically low levels as a result of easy monetary policies, subdued global growth, and modest inflation expectations. Yields did rise, however, after bottoming in early July, because market participants felt that yields had overshot the real risks of the U.K.’s vote to exit the European Union and as economic activity strengthened.

During the fourth quarter of 2016, prospects for faster growth and higher interest rates in the U.S. influenced markets.

Early in the fourth quarter of 2016, U.S. stocks tended to trade lower amid concerns such as a likely interest-rate increase and uncertainty over the approaching general election. However, following Donald Trump’s election as president in early November, U.S. stocks began to rally. Investors appeared optimistic that the new administration would usher in a series of progrowth policies, and supportive economic news helped the rally carry through the quarter. The buoyant environment sent interest rates higher as well. At its mid-December meeting, Fed officials raised their target interest rate for the first time in a year by a quarter percentage point to between 0.50% and 0.75%. The fourth quarter also saw the implementation of the Securities and Exchange Commission’s new rules for money market funds, which included floating net asset values (NAVs) for institutional prime and municipal money market funds as well as the possibility of liquidity fees and redemption gates. In the year leading up to money market fund reform implementation, nearly $1 trillion in assets moved from these types of money market funds into government money market funds, which continued to transact at a stable $1 NAV. Outside of the U.S., the prospects for faster U.S. growth appeared to trigger some acceleration in Europe.

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[2]	The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the United States and Canada. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[3]	The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar–denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[4]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

Letter to shareholders (unaudited)	Wells Fargo Ultra Short-Term Municipal Income Fund	3

Economies improved in the first quarter of 2017, supporting markets.

Stocks rallied globally through the first quarter of 2017, supported by signs of improvement in the U.S. and global economies. U.S. economic data released during the quarter reflected a healthy economy. Hiring remained strong, and business and consumer sentiment improved. In March, Fed officials raised their target interest rate by a quarter percentage point to between 0.75% and 1.00%. With the Fed’s target interest rate increase, short-term bond yields rose during the quarter. Meanwhile, longer-term Treasury yields were little changed, leading to positive performance. Investment-grade and high-yield bonds benefited from strong demand. Municipal bond returns were positive in the quarter, helped by strong demand and constrained new-issue supply. Outside of the U.S., stocks in emerging markets generally outperformed stocks in the U.S. and international developed markets because they benefited from both global economic growth and recent weakening in the U.S. dollar. European stocks also outperformed the U.S. market.

Steady advancement in many markets marked the second quarter of 2017.

With steady, modest economic growth both in the U.S. and abroad during the second quarter of 2017, most equity markets in the U.S. and abroad advanced with few signs of volatility. Within the economy, U.S. inflation trended lower despite the unemployment rate continuing to decline. Ten-year U.S. Treasury yields declined, resulting in stronger prices for long-term bonds. As was widely expected, Fed officials in June again raised their target interest rate by a quarter percentage point to between 1.00% and 1.25%. They also released a blueprint for reducing the Fed’s balance sheet, which had ballooned due to quantitative easing. Although economic momentum increased in Europe, the ECB held its rates steady at low levels because underlying inflation remained subdued. In emerging markets, many countries benefited from stronger currencies versus the U.S. dollar.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest in Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Andrew Owen

President

Wells Fargo Funds

Periods of uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future.

For further information about your Fund, contact your investment professional, visit our website at wellsfargofunds.com, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

4	Wells Fargo Ultra Short-Term Municipal Income Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks current income exempt from federal income tax, consistent with capital preservation.

Manager

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Wendy Casetta

Lyle J. Fitterer, CFA,® CPA

Average annual total returns (%) as of June 30, 20171

		Including sales charge			Excluding sales charge			Expense ratios[2] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[3]
Class A (SMAVX)	10-2-2000	(2.04)	(0.18)	1.27	(0.04)	0.23	1.47	0.75	0.67
Class C (WFUSX )	3-31-2008	(1.73)	(0.49)	0.73	(0.73)	(0.49)	0.73	1.50	1.42
Administrator Class (WUSMX)	7-30-2010	–	–	–	0.03	0.30	1.56	0.69	0.60
Institutional Class (SMAIX)	7-31-2000	–	–	–	0.36	0.55	1.80	0.42	0.37
Bloomberg Barclays 1-Year Municipal Bond Index[4]	–	–	–	–	0.60	0.72	1.76	–	–
Ultra Short-Term Municipal Income Blended Index[5]	–	–	–	–	0.52	0.41	1.10	–	–
iMoneyNet Tax-Free National Institutional Money Market Funds Average[6]	–	–	–	–	0.45	0.11	0.45	–	–

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargofunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 2.00%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Administrator Class and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. Changes in market conditions and government policies may lead to periods of heightened volatility in the bond market and reduced liquidity for certain bonds held by the Fund. In general, when interest rates rise, bond values fall and investors may lose principal value. Interest-rate changes and their impact on the Fund and its share price can be sudden and unpredictable. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to high-yield securities risk and municipal securities risk. Consult the Fund’s prospectus for additional information on these and other risks. A portion of the Fund’s income may be subject to federal, state, and/ or local income taxes or the Alternative Minimum Tax (AMT). Any capital gains distributions may be taxable.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Ultra Short-Term Municipal Income Fund	5

Growth of $10,000 investment as of June 30, 2017[7]

[1]	Effective June 20, 2008, the Advisor Class was renamed Class A and modified to assume the features and attributes of Class A. Performance shown for the Class A shares through June 19, 2008 includes Advisor Class expenses. Historical performance shown for Class C shares prior to their inception reflects the performance of Class A shares, adjusted to reflect the higher expenses applicable to Class C shares. Historical performance shown for Administrator Class shares prior to their inception reflects the performance of Institutional Class shares, adjusted to reflect the higher expenses applicable to Administrator Class shares.

[2]	Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.

[3]	The manager has contractually committed through October 31, 2017, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waivers at the amounts shown. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses, and extraordinary expenses are excluded from the expense cap. Without this cap, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio or the Fund’s Total Annual Fund Operating Expenses After Fee Waivers, as stated in the prospectuses.

[4]	The Bloomberg Barclays 1-Year Municipal Bond Index is the one-year component of the Bloomberg Barclays Municipal Bond Index, which is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

[5]	Source: Wells Fargo Funds Management LLC. The Ultra Short-Term Municipal Income Blended Index is weighted 50% in the Bloomberg Barclays 1-Year Municipal Bond Index and 50% in the iMoneyNet Tax-Free National Institutional Money Market Funds Average. Effective August 31, 2017, the Fund’s benchmark changed from Bloomberg Barclays 1-Year Municipal Bond Index to Ultra Short-Term Municipal Income Blended Index to better match the Fund’s investment strategy. You cannot invest directly in an index.

[6]	iMoneyNet Tax-Free National Institutional Money Market Funds Average is the return of an unmanaged group of money market funds. You cannot invest directly in this average.

[7]	The chart compares the performance of Class A shares for the most recent ten years with the Bloomberg Barclays 1-Year Municipal Bond Index, Ultra Short-Term Municipal Income Blended Index, and iMoneyNet Tax-Free National Institutional Money Market Funds Average. The chart assumes a hypothetical $10,000 investment in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 2.00%.

[8]	Amounts are calculated based on the total investments of the Fund. These amounts are subject to change and may have changed since the date specified.

[9]	The credit quality distribution of portfolio holdings reflected in the chart is based on ratings from Standard & Poor’s, Moody’s Investors Service, and/or Fitch Ratings Ltd. Credit quality ratings apply to the underlying holdings of the Fund and not to the Fund itself. The percentages of the Fund’s portfolio with the ratings depicted in the chart are calculated based on the total market value of fixed income securities held by the Fund. If a security was rated by all three rating agencies, the middle rating was utilized. If rated by two of three rating agencies, the lower rating was utilized, and if rated by one of the rating agencies, that rating was utilized. Standard & Poor’s rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Ratings from A to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories. Standard & Poor’s rates the creditworthiness of short-term notes from SP-1 (highest) to SP-3 (lowest). Moody’s rates the creditworthiness of bonds, ranging from Aaa (highest) to C (lowest). Ratings Aa to B may be modified by the addition of a number 1 (highest) to 3 (lowest) to show relative standing within the ratings categories. Moody’s rates the creditworthiness of short-term U.S. tax-exempt municipal securities from MIG 1/VMIG 1 (highest) to SG (lowest). Fitch rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Credit quality distribution is subject to change and may have changed since the date specified.

[10]	The SIFMA Municipal Swap Index is a seven-day high-grade market index composed of tax-exempt variable-rate demand obligations with certain characteristics. The index is calculated and published by Bloomberg. The index is overseen by SIFMA’s Municipal Swap Index Committee. You cannot invest directly in an index.

6	Wells Fargo Ultra Short-Term Municipal Income Fund	Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

∎	The Fund underperformed its benchmarks, the Bloomberg Barclays 1-Year Municipal Bond Index, the Ultra Short-Term Municipal Income Blended Index, and the iMoneyNet Tax-Free National Institutional Money Market Funds Average, for the 12-month period that ended June 30, 2017.

∎	The benchmark for the Fund has been changed to a custom blend (the Ultra Short-Term Municipal Income Blended Index), which consists of 50% in the Bloomberg Barclays 1-Year Municipal Bond Index and 50% in the iMoneyNet Tax-Free National Institutional Money Market Funds Average. This benchmark is intended to better match the Fund’s investment strategy.

∎	Issue selection was the main detractor from performance. The Fund was overweight industrial development revenue and pollution control revenue bonds, which was an outperforming sector during the period. Holdings within that sector, however, underperformed the benchmark.

∎	Duration was significantly shorter than benchmark due to the Fund’s ultra-short mandate, which aided results as short-term interest rates rose. Yield-curve positioning contributed to performance. At the front end of the yield curve, variable-rate demand note and floating-rate note yields benefited from higher short-term rates as they reset their coupons on a daily or weekly basis.

∎	The Fund’s overweight to A-rated and BBB-rated bonds, combined with an underweight to higher-rated and prerefunded bonds, contributed to performance.

Effective maturity distribution as of June 30, 2017[8]

The Fed continued to normalize monetary policy.

During the first half of the reporting period, increased volatility and record-high supply characterized the municipal bond markets. (Supply hit a historical peak in calendar year 2016.) Stronger economic data and greater inflation expectations caused an initial 35- to 40-basis-point (bp; 100 bps equals 1.00%) Treasury bond yield increase from August through October. Flows into municipal funds turned negative in November, when interest rates rose and the U.S. presidential election resulted in an unexpected Republican-party sweep of the executive and legislative branches. Treasury yields increased an additional 50 bps in late 2016 due to the prospect of fiscal stimulus and tax reform under the new U.S. administration as well as the Federal Reserve’s (Fed’s) 25-bp rate hike in December 2016.

In the second half of the fiscal year, the Fed raised rates twice despite expectations of low inflation and a weaker-than-expected U.S. gross domestic product. Fund flows stabilized as interest rates began to decline. Municipal yields declined compared with Treasury yields as the presidential administration expressed support for the municipal tax exemption and repeal of the Alternative Minimum Tax.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Ultra Short-Term Municipal Income Fund	7

Credit quality as of June 30, 2017[9]

Credit-quality allocation aided results.

The Fund’s overweight to A-rated and BBB-rated debt contributed to results as lower-rated bonds outperformed higher-quality bonds during the period. In addition, the Fund’s overweight to A-rated and BBB-rated bonds with relatively short maturities allowed a competitive yield without additional significant duration risk. Money market reform became effective in mid-October 2016, causing the SIFMA Municipal Swap Index10 to spike due to significant redemptions from tax-exempt money market funds. The increase in this index benefited the Fund’s variable-rate demand notes and floating-rate notes as their coupons reset higher.

The Fund’s holdings within the local general obligation, hospital, and education sectors also performed well. However, issue selection in the industrial development revenue sector significantly detracted from results, specifically debt backed by FirstEnergy Solutions Corporation (an unregulated energy-generation subsidiary of FirstEnergy Corporation, which itself is not a Fund holding). Pricing dynamics are changing quickly within the energy-generation sector, and FirstEnergy had stated its desire to exit that business within the next five years. The exit process accelerated in late 2016, and questions regarding the overall value of its assets led to a price decline in the bonds. We continue to hold most of these bonds because we believe that recovery values will eventually exceed current valuations.

The absence of a state budget and political tensions continued to cause volatility within Illinois; however, the state’s bonds produced some of the Fund’s highest returns. The Fund has been overweight Illinois bonds for several years due to ongoing above-market returns—a trade-off, in our view, for its credit issues. We continue to believe that Illinois’ economic backdrop and its ability to raise revenues, combined with Governor Rauner’s focus on cutting expenses, may ultimately lead to tighter spreads. Several other states have come under pressure for high levels of unfunded pension liabilities, such as Connecticut, Kentucky, and Pennsylvania; we remain cautious when making investments in these and other states with underfunded pensions.

We expect a higher-rate environment in coming months.

In early 2017, the Fed revealed plans to start the process of unwinding its balance sheet. In our view, as long as economic indicators such as unemployment and inflation remain within the Fed’s guidelines, we expect rates to continue to increase as the economy improves. We believe the Fund is positioned to do well in a rising-rate environment due to its short duration and overweight to credit.

Please see footnotes on page 5.

8	Wells Fargo Ultra Short-Term Municipal Income Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from January 1, 2017 to June 30, 2017.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 1-1-2017	Ending account value 6-30-2017	Expenses paid during the period¹	Annualized net expense ratio
Class A
Actual	$1,000.00	$1,005.37	$3.33	0.67%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.47	$3.36	0.67%
Class C
Actual	$1,000.00	$1,001.07	$7.05	1.42%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.75	$7.10	1.42%
Administrator Class
Actual	$1,000.00	$1,005.73	$2.98	0.60%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.82	$3.01	0.60%
Institutional Class
Actual	$1,000.00	$1,007.92	$1.84	0.37%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.96	$1.86	0.37%

[1]	Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Summary portfolio of investments—June 30, 2017	Wells Fargo Ultra Short-Term Municipal Income Fund	9

The Summary portfolio of investments shows the 50 largest portfolio holdings in unaffiliated issuers and any holdings exceeding 1% of the total net assets as of the report date. The remaining securities held are grouped as “Other securities” in each category.

Security name	Interest rate	Maturity date	Principal	Value	Percent of net assets

Municipal Obligations: 95.14%

Alabama: 2.40%
Tender Option Bond Trust Receipts/Certificates Floaters Series XM0184 (Utilities Revenue, Morgan Stanley Bank LIQ) ø144A	1.31%	9-1-2046	$31,400,000	$31,400,000	0.56%
Other securities				104,241,779	1.84

				135,641,779	2.40

Alaska: 0.18%
Other securities				10,013,278	0.18

Arizona: 1.16%
Scottsdale AZ IDA Healthcare Series F (Health Revenue, AGM Insured) ±(m)	1.15	9-1-2045	56,325,000	56,325,000	1.00
Other securities				9,058,386	0.16

				65,383,386	1.16

Arkansas: 0.01%
Other securities				512,535	0.01

California: 9.65%
California (Various Revenue) µ	0.60-4.00	12-1-2027 to 5-1-2034	33,010,000	33,023,350	0.58
California HFFA Stanford Hospital Series B-1 (Health Revenue) ø	0.89	11-15-2045	30,350,000	30,350,000	0.54
California Infrastructure and Economic Development Bank The J. Paul Getty Trust Series A-2 (Miscellaneous Revenue) ±	1.21	4-1-2038	32,790,000	32,925,751	0.58
California PFOTER Series DCL-009 (GO Revenue, Dexia Credit Local LOC, AGM Insured) ø144A	1.04	8-1-2027	31,890,000	31,890,000	0.56
California Series A-2 (Miscellaneous Revenue, Sumitomo Mitsui Banking LOC) ø	0.85	5-1-2040	45,000,000	45,000,000	0.80
California Series C-1 (GO Revenue, Bank of America NA LOC) ø	0.83	5-1-2033	25,985,000	25,985,000	0.46
California Statewide CDA (Various Revenue) µ	0.75-5.00	11-15-2017 to 7-1-2041	48,435,000	48,453,045	0.86
California Statewide CDA Health Facilities Catholic Series E (Health Revenue, AGM Insured) ±(m)	1.19	7-1-2040	29,750,000	29,750,000	0.53
California Statewide CDA Kaiser Permanente Series D (Health Revenue) ø	0.85	5-1-2033	30,000,000	30,000,000	0.53
Eastern California Municipal Water District Series A (Water & Sewer Revenue, Sumitomo Mitsui Banking LOC) ø	0.87	7-1-2035	25,000,000	25,000,000	0.44
Southern California Metropolitan Water District Series B-2 (Water & Sewer Revenue, Landesbank Hessen-Thüringen SPA) ø	0.77	7-1-2037	26,000,000	26,000,000	0.46
Other securities				187,523,139	3.31

				545,900,285	9.65

The accompanying notes are an integral part of these financial statements.

10	Wells Fargo Ultra Short-Term Municipal Income Fund	Summary portfolio of investments—June 30, 2017

Security name	Interest rate	Maturity date	Principal	Value	Percent of net assets

Colorado: 0.82%
Other securities				$46,513,106	0.82%

Connecticut: 2.28%
Connecticut HEFA Yale University Series X-2 (Education Revenue) ±	0.90%	7-1-2037	$24,600,000	24,588,930	0.44
Other securities				104,156,864	1.84

				128,745,794	2.28

Delaware: 0.12%
Other securities				6,665,000	0.12

District of Columbia: 0.92%
Other securities				52,100,000	0.92

Florida: 3.54%
Highlands County FL Health Facilities Authority Adventist Health System Series A (Health Revenue) ø	0.90	11-15-2037	31,770,000	31,770,000	0.56
Other securities				168,522,375	2.98

				200,292,375	3.54

Georgia: 1.97%
Gainesville & Hall County GA Development Authority Senior Living Facilities Lanier Village Series B (Health Revenue, AGC Insured, TD Bank NA SPA) ø	1.04	11-15-2033	29,895,000	29,895,000	0.53
Other securities				81,517,663	1.44

				111,412,663	1.97

Guam: 0.08%
Other securities				4,631,238	0.08

Hawaii: 0.08%
Other securities				4,382,787	0.08

Idaho: 0.22%
Other securities				12,370,000	0.22

Illinois: 9.02%
Chicago IL Board of Education (GO Revenue) µ	0.00-5.25	12-1-2017 to 12-1-2018	8,530,000	8,323,146	0.15
Chicago IL Board of Education Series A-2 (GO Revenue) ±	1.66	3-1-2035	51,720,000	51,706,036	0.91
Illinois (Various Revenue) µ	2.50-5.00	7-1-2017 to 8-1-2022	90,140,000	92,509,357	1.64
Illinois Finance Authority Advocate Healthcare Network Series C-1 (Health Revenue, JPMorgan Chase & Company SPA) ø	0.91	11-1-2038	47,150,000	47,150,000	0.83
Illinois Finance Authority (Various Revenue) µ	0.91-4.00	5-1-2019 to 8-15-2042	43,655,000	43,727,630	0.77
Regional Transportation Authority Cook DuPage Kane Lake McHenry And Will Counties IL Refunding Bond Series B (Tax Revenue) ±	1.05	6-1-2025	38,340,000	38,340,000	0.68

The accompanying notes are an integral part of these financial statements.

Summary portfolio of investments—June 30, 2017	Wells Fargo Ultra Short-Term Municipal Income Fund	11

Security name	Interest rate	Maturity date	Principal	Value	Percent of net assets

Illinois (continued)
Tender Option Bond Trust Receipts/Certificates Floaters Series 2016-XG0050 (Health Revenue, Deutsche Bank LIQ) ø144A	1.01%	11-1-2039	$31,420,000	$31,420,000	0.56%
Other securities				196,630,390	3.48

				509,806,559	9.02

Indiana: 0.95%
Other securities				53,627,325	0.95

Iowa: 0.89%
Other securities				50,522,473	0.89

Kansas: 0.43%
Other securities				24,117,644	0.43

Kentucky: 1.56%
Kentucky Public Transportation Infrastructure Authority Tolls Downtown Crossing Project BAN Series A (Transportation Revenue)	5.00	7-1-2017	57,545,000	57,550,179	1.02
Other securities				30,878,624	0.54

				88,428,803	1.56

Louisiana: 1.50%
St. James Parish LA Nucor Steel LLC Project Gulf Opportunity Zone Series A-1 (Industrial Development Revenue) ø	1.05	11-1-2040	35,000,000	35,000,000	0.62
Other securities				49,594,217	0.88

				84,594,217	1.50

Maine: 0.27%
Other securities				15,260,000	0.27

Maryland: 1.87%
Maryland CDA (Housing Revenue)	1.15-2.15	11-1-2017 to 6-1-2019	97,820,000	97,736,947	1.73
Other securities				7,901,659	0.14

				105,638,606	1.87

Massachusetts: 1.23%
Other securities				69,336,937	1.23

Michigan: 3.03%
Michigan Finance Authority (Various Revenue) µ	1.36-5.00	7-1-2017 to 12-1-2039	76,620,000	78,211,976	1.40
Other securities				93,396,745	1.63

				171,608,721	3.03

Minnesota: 0.77%
Other securities				43,278,800	0.77

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Ultra Short-Term Municipal Income Fund	Summary portfolio of investments—June 30, 2017

Security name	Interest rate	Maturity date	Principal	Value	Percent of net assets

Mississippi: 0.77%
Perry County MS PCR Leaf River Forest Products Incorporated Project (Industrial Development Revenue, Georgia-Pacific LLC LOC) ø144A	1.14%	2-1-2022	$30,000,000	$30,000,000	0.53%
Other securities				13,622,270	0.24

				43,622,270	0.77

Missouri: 1.20%
Other securities				67,603,830	1.20

Nebraska: 0.13%
Other securities				7,500,000	0.13

Nevada: 0.80%
Other securities				45,447,438	0.80

New Jersey: 4.46%
New Jersey EDA (Various Revenue) µ	2.71-5.00	12-15-2017 to 6-15-2021	74,700,000	77,891,442	1.38
Other securities				174,211,100	3.08

				252,102,542	4.46

New Mexico: 1.01%
New Mexico Municipal Energy Acquisition Authority Gas Supply Subordinate Series B (Utilities Revenue, Royal Bank of Canada SPA) ±	1.45	11-1-2039	41,155,000	41,085,448	0.73
Other securities				16,220,390	0.28

				57,305,838	1.01

New York: 18.14%
New York HFA 605 West 42nd Street Series 2014A (Housing Revenue, Bank of China LOC) ø	1.00	5-1-2048	26,030,000	26,030,000	0.46
New York HFA 605 West 42nd Street Series 2015A (Housing Revenue, Bank of China LOC) ø	1.00	5-1-2048	31,300,000	31,300,000	0.55
New York Metropolitan Transportation Authority (Various Revenue) µ	0.90-3.00	10-2-2017 to 11-15-2050	75,550,000	75,543,201	1.34
New York NY (GO Revenue) µ	0.69-1.46	8-1-2025 to 6-1-2044	72,695,000	72,695,869	1.29
New York NY Adjusted Fiscal 2008 Subordinate Series C-4 (GO Revenue, AGC Insured) ±(m)	0.20	10-1-2027	56,350,000	56,350,000	1.00
New York NY Adjusted Fiscal 2008 Subordinate Series F-3 (GO Revenue, Landesbank Hessen-Thüringen LOC) ø	1.00	8-1-2024	46,100,000	46,100,000	0.81
New York NY Adjusted Fiscal 2014 Subordinate Series D-3 (GO Revenue, JPMorgan Chase & Company SPA) ø	0.95	8-1-2038	30,000,000	30,000,000	0.53
New York NY Adjusted Fiscal 2015 Subordinate Series F-6 (GO Revenue, JPMorgan Chase & Company SPA) ø	0.95	6-1-2044	32,200,000	32,200,000	0.57
New York NY Adjusted Fiscal 2017 Subordinate Series A-5 (GO Revenue, Landesbank Hessen-Thüringen SPA) ø	1.00	8-1-2044	51,400,000	51,400,000	0.91

The accompanying notes are an integral part of these financial statements.

Summary portfolio of investments—June 30, 2017	Wells Fargo Ultra Short-Term Municipal Income Fund	13

Security name	Interest rate	Maturity date	Principal	Value	Percent of net assets

New York (continued)
New York NY Municipal Water Finance Authority (Water & Sewer Revenue) µ	0.93-1.10%	6-15-2032 to 6-15-2050	$87,410,000	$87,410,000	1.54%
New York NY Municipal Water Finance Authority Adjusted Fiscal 2013 Subordinate Series AA-2 (Water & Sewer Revenue, Bank of Tokyo-Mitsubishi SPA) ø	0.93	6-15-2046	27,215,000	27,215,000	0.48
New York NY Municipal Water Finance Authority Fiscal 2007 Series CC-1 (Water & Sewer Revenue, Sumitomo Mitsui Banking SPA) ø	0.91	6-15-2038	28,505,000	28,505,000	0.50
New York NY Municipal Water Finance Authority Fiscal 2015 Series BB (Water & Sewer Revenue, Mizuho Bank Limited SPA) ø	0.97	6-15-2049	27,800,000	27,800,000	0.49
New York NY Series A-6 (GO Revenue) ±	1.41	8-1-2031	39,950,000	39,922,035	0.71
New York NY Series J Subordinate Series J-3 (GO Revenue, AGM Insured) ±(m)	1.10	6-1-2036	31,550,000	31,550,000	0.56
New York NY Transitional Finance Authority NYC Recovery Series 3 Subordinate Series 3D (Tax Revenue, Dexia Credit Local SPA) ø	1.20	11-1-2022	29,310,000	29,310,000	0.52
Suffolk County NY TAN (GO Revenue)	2.00	7-26-2017	30,000,000	30,026,700	0.53
Other securities				302,572,192	5.35

				1,025,929,997	18.14

North Carolina: 0.93%
Other securities				52,697,668	0.93

North Dakota: 0.02%
Other securities				1,105,324	0.02

Ohio: 2.83%
Crawford County OH Avita Health System Obligated Group Project (Health Revenue)	1.43	11-1-2017	25,000,000	25,010,000	0.44
Ohio University Hospital Health System Series B (Health Revenue) ø	1.05	1-15-2033	24,520,000	24,520,000	0.43
Other securities				110,686,493	1.96

				160,216,493	2.83

Oklahoma: 0.22%
Other securities				12,550,191	0.22

Oregon: 0.49%
Other securities				27,603,096	0.49

Pennsylvania: 4.40%
Other securities				248,669,062	4.40

Puerto Rico: 0.02%
Other securities				1,375,158	0.02

Rhode Island: 0.20%
Other securities				11,237,991	0.20

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Ultra Short-Term Municipal Income Fund	Summary portfolio of investments—June 30, 2017

Security name	Interest rate	Maturity date	Principal	Value	Percent of net assets

South Carolina: 0.61%
Other securities				$34,762,264	0.61%

Tennessee: 2.24%
Shelby County TN Health Educational & Housing Facilities Board Methodist Le Bonheur Series B (Health Revenue, AGM Insured, U.S. Bank NA SPA) ø	0.91%	6-1-2042	$76,285,000	76,285,000	1.35
Other securities				50,634,571	0.89

				126,919,571	2.24

Texas: 9.08%
Harris County TX Cultural Education Facilities Finance Corporation Memorial Hermann Health Systems Series C (Health Revenue) ø	0.86	6-1-2046	31,645,000	31,645,000	0.56
North East TX Independent School District Series A (GO Revenue) ±	2.00	8-1-2042	25,885,000	26,117,447	0.46
North TX Tollway Authority Series F (Transportation Revenue)	5.75	1-1-2038	32,000,000	32,775,040	0.58
Northside TX Independent School District Series A (GO Revenue) ±	2.00	6-1-2039	27,055,000	27,282,533	0.48
Port Arthur TX Navigation District Jefferson County Environmental Facilities Motiva Enterprises LLC Project Series B (Resource Recovery Revenue) ø	1.35	4-1-2040	26,530,000	26,530,000	0.47
Tarrant County TX Cultural Education Facilities Finance Corporation Series 2973 (Health Revenue, Morgan Stanley Bank LIQ) ø144A	1.14	11-15-2029	30,400,000	30,400,000	0.54
Other securities				338,998,331	5.99

				513,748,351	9.08

Vermont: 0.01%
Other securities				799,834	0.01

Virginia: 0.95%
Chesapeake VA EDA Electric and Power Company Series 2008A (Utilities Revenue) ±	1.75	2-1-2032	30,000,000	30,160,500	0.53
Other securities				23,288,510	0.42

				53,449,010	0.95

Washington: 0.21%
Other securities				11,657,800	0.21

West Virginia: 0.31%
Other securities				17,487,216	0.31

Wisconsin: 1.00%
Other securities				56,467,441	1.00

Wyoming: 0.16%
Other securities				9,200,000	0.16

Total Municipal Obligations (Cost $5,397,122,937)				5,380,242,696	95.14

The accompanying notes are an integral part of these financial statements.

Summary portfolio of investments—June 30, 2017	Wells Fargo Ultra Short-Term Municipal Income Fund	15

Security name	Interest rate	Maturity date	Principal	Value	Percent of net assets

Other: 3.07%
Branch Banking & Trust Municipal Investment Trust Various States Class B ±144A§	1.56%	12-31-2017	$33,725,000	$33,724,663	0.60%
Nuveen AMT-Free Quality Municipal Income Fund Preferred Shares ±144A§	1.10	6-1-2040	35,000,000	35,000,000	0.62
Nuveen New York Quality Municipal Income Fund Institutional MuniFund Term Preferred Shares ±144A§	1.11	5-1-2047	31,000,000	31,000,000	0.55
Nuveen Texas Quality Municipal Income Fund Institutional MuniFund Term Preferred Shares ±144A	1.56	11-1-2018	25,000,000	24,979,000	0.44
Other securities				48,962,715	0.86

Total Other (Cost $173,725,000)				173,666,378	3.07

	Yield		Shares
Short-Term Investments: 1.06%

Investment Companies: 1.06%
Wells Fargo Municipal Cash Management Fund Institutional Class (l)(u)##	0.81		60,013,304	60,049,312	1.06

Total Short-Term Investments (Cost $60,046,849)				60,049,312	1.06

Total investments in securities (Cost $5,630,894,786) *				5,613,958,386	99.27%
Other assets and liabilities, net				41,185,014	0.73

Total net assets				$5,655,143,400	100.00%

ø	Variable rate demand notes are subject to a demand feature which reduces the effective maturity. The maturity date shown represents the final maturity date of the security. The interest rate is determined and reset by the issuer daily, weekly, or monthly depending upon the terms of the security. The rate shown is the rate in effect at period end.

144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.

±	Variable rate investment. The rate shown is the rate in effect at period end.

(m)	The security is an auction-rate security which has an interest rate that resets at predetermined short-term intervals through a Dutch auction. The rate shown is the rate in effect at period end.

µ	All or some of these obligations have credit enhancements or liquidity features that may, under certain circumstances, provide for repayment of principal and interest.

§	The security is subject to a demand feature which reduces the effective maturity.

(l)	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.

(u)	The rate represents the 7-day annualized yield at period end.

##	All or a portion of this security is segregated for when-issued securities.

*	Cost for federal income tax purposes is $5,630,969,630 and unrealized gains (losses) consists of:

Gross unrealized gains	$5,587,235
Gross unrealized losses	(22,598,479)

Net unrealized losses	$(17,011,244)

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Ultra Short-Term Municipal Income Fund	Statement of assets and liabilities—June 30, 2017

Assets
Investments
In unaffiliated securities, at value (cost $5,570,847,937)	$5,553,909,074
In affiliated securities, at value (cost $60,046,849)	60,049,312

Total investments, at value (cost $5,630,894,786)	5,613,958,386
Receivable for investments sold	48,773,953
Receivable for Fund shares sold	15,288,440
Receivable for interest	25,443,728
Prepaid expenses and other assets	100,173

Total assets	5,703,564,680

Liabilities
Distributions payable	989,807
Payable for investments purchased	31,761,583
Payable for Fund shares redeemed	13,195,192
Management fee payable	1,228,504
Distribution fee payable	15,712
Administration fees payable	495,906
Accrued expenses and other liabilities	734,576

Total liabilities	48,421,280

Total net assets	$5,655,143,400

NET ASSETS CONSIST OF
Paid-in capital	$5,681,434,615
Overdistributed net investment income	(485,704)
Accumulated net realized losses on investments	(8,869,111)
Net unrealized losses on investments	(16,936,400)

Total net assets	$5,655,143,400

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE
Net assets – Class A	$971,189,338
Shares outstanding – Class A1	101,439,451
Net asset value per share – Class A	$9.57
Maximum offering price per share – Class A2	$9.77
Net assets – Class C	$23,649,941
Shares outstanding – Class C1	2,515,286
Net asset value per share – Class C	$9.40
Net assets – Administrator Class	$1,946,987,360
Shares outstanding – Administrator Class[1]	203,403,905
Net asset value per share – Administrator Class	$9.57
Net assets – Institutional Class	$2,713,316,761
Shares outstanding – Institutional Class[1]	283,373,697
Net asset value per share – Institutional Class	$9.58

[1]	The Fund has an unlimited number of authorized shares.

[2]	Maximum offering price is computed as 100/98 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Statement of operations—year ended June 30, 2017	Wells Fargo Ultra Short-Term Municipal Income Fund	17

Investment income
Interest	$69,083,324
Income from affiliated securities	545,039

Total investment income	69,628,363

Expenses
Management fee	18,196,677
Administration fees
Class A	1,826,602
Class C	45,152
Administrator Class	1,131,856
Institutional Class	2,623,664
Shareholder servicing fees
Class A	2,854,066
Class C	70,550
Administrator Class	2,829,163
Distribution fee
Class C	211,650
Custody and accounting fees	206,241
Professional fees	52,198
Registration fees	417,866
Shareholder report expenses	89,859
Trustees’ fees and expenses	21,757
Other fees and expenses	91,812

Total expenses	30,669,113
Less: Fee waivers and/or expense reimbursements	(3,693,911)

Net expenses	26,975,202

Net investment income	42,653,161

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS

Net realized losses on:
Unaffiliated securities	(9,129,490)
Affiliated securities	(21,713)
Futures transactions	(285,494)

Net realized losses on investments	(9,436,697)

Net change in unrealized gains (losses) on:
Unaffiliated securities	(21,867,490)
Affiiliated securities	2,463
Futures transactions	561,022

Net change in unrealized gains (losses) on investments	(21,304,005)

Net realized and unrealized gains (losses) on investments	(30,740,702)

Net increase in net assets resulting from operations	$11,912,459

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Ultra Short-Term Municipal Income Fund	Statement of changes in net assets

	Year ended June 30, 2017		Year ended June 30, 2016

Operations
Net investment income		$42,653,161		$32,781,749
Net realized gains (losses) on investments		(9,436,697)		845,987
Net change in unrealized gains (losses) on investments		(21,304,005)		9,622,472

Net increase in net assets resulting from operations		11,912,459		43,250,208

Distributions to shareholders from
Net investment income
Class A		(6,520,540)		(4,371,917)
Class C		(281)		0
Administrator Class		(7,844,623)		(1,193,229)
Institutional Class		(28,287,401)		(26,850,434)
Investor Class		N/A		(365,755)[1]
Net realized gains
Class A		(99,615)		(208,960)
Class C		(2,471)		(6,313)
Administrator Class		(112,414)		(41,422)
Institutional Class		(253,274)		(645,494)

Total distributions to shareholders		(43,120,619)		(33,683,524)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	36,302,461	348,026,490	76,129,489	732,473,920
Class C	212,003	1,993,924	206,402	1,957,767
Administrator Class	215,642,662	2,067,326,776	23,903,367	229,922,937
Institutional Class	351,117,791	3,367,207,776	381,558,709	3,670,300,026
Investor Class	N/A	N/A	1,404,939 [1]	13,526,753 [1]

		5,784,554,966		4,648,181,403

Reinvestment of distributions
Class A	669,913	6,418,030	459,511	4,421,270
Class C	247	2,319	554	5,255
Administrator Class	825,123	7,894,711	127,969	1,231,259
Institutional Class	1,774,130	17,010,290	1,790,146	17,224,273
Investor Class	N/A	N/A	28,543 [1]	274,869 [1]

		31,325,350		23,156,926

Payment for shares redeemed
Class A	(61,210,799)	(586,282,444)	(50,965,659)	(490,321,000)
Class C	(1,058,562)	(9,967,002)	(1,301,768)	(12,342,895)
Administrator Class	(36,554,416)	(350,037,312)	(34,686,573)	(333,645,141)
Institutional Class	(491,434,725)	(4,712,668,313)	(370,417,838)	(3,562,999,025)
Investor Class	N/A	N/A	(41,749,601)[1]	(402,219,702)[1]

		(5,658,955,071)		(4,801,527,763)

Net increase (decrease) in net assets resulting from capital share transactions		156,925,245		(130,189,434)

Total increase (decrease) in net assets		125,717,085		(120,622,750)

Net assets
Beginning of period		5,529,426,315		5,650,049,065

End of period		$5,655,143,400		$5,529,426,315

Overdistributed net investment income		$(485,704)		$(486,020)

[1]	For the period from July 1, 2015 to October 23, 2015. Effective at the close of business on October 23, 2015, Investor Class shares were converted to Class A shares and are no longer offered by the Fund.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Ultra Short-Term Municipal Income Fund	19

(For a share outstanding throughout each period)

	Year ended June 30
CLASS A	2017	2016	2015[1]	2014[1]	2013[1]
Net asset value, beginning of period	$9.63	$9.61	$9.64	$9.64	$9.64
Net investment income	0.06	0.04	0.02	0.04	0.04
Net realized and unrealized gains (losses) on investments	(0.06)	0.02	(0.03)	0.00 [2]	(0.02)

Total from investment operations	0.00	0.06	(0.01)	0.04	0.02
Distributions to shareholders from
Net investment income	(0.06)	(0.04)	(0.02)	(0.04)	(0.02)
Net realized gains	(0.00)[2]	(0.00)[2]	(0.00)[2]	(0.00)[2]	0.00

Total distributions to shareholders	(0.06)	(0.04)	(0.02)	(0.04)	(0.02)
Net asset value, end of period	$9.57	$9.63	$9.61	$9.64	$9.64
Total return[3]	(0.04)%	0.61%	(0.07)%	0.35%	0.31%
Ratios to average net assets (annualized)
Gross expenses	0.75%	0.75%	0.75%	0.75%	0.75%
Net expenses	0.67%	0.67%	0.67%	0.67%	0.67%
Net investment income	0.57%	0.38%	0.23%	0.34%	0.32%
Supplemental data
Portfolio turnover rate	56%	41%	44%	51%	65%
Net assets, end of period (000s omitted)	$971,189	$1,209,818	$961,485	$1,582,112	$1,914,970

[1]	A one-for-two share split took place after the close of business on June 12, 2015 for all classes of the Fund. The per share information has been adjusted to give effect to this transaction.

[2]	Amount is less than $0.005.

[3]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Ultra Short-Term Municipal Income Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended June 30
CLASS C	2017	2016	2015[1]	2014[1]	2013[1]
Net asset value, beginning of period	$9.47	$9.49	$9.58	$9.62	$9.64
Net investment loss	(0.02)[2]	(0.04)[2]	(0.11)	(0.04)[2]	(0.06)
Net realized and unrealized gains (losses) on investments	(0.05)	0.02	0.02	0.00 [3]	0.04

Total from investment operations	(0.07)	(0.02)	(0.09)	(0.04)	(0.02)
Distributions to shareholders from
Net investment income	(0.00)[3]	0.00	0.00	0.00	0.00
Net realized gains	(0.00)[3]	(0.00)[3]	(0.00)[3]	(0.00)[3]	0.00

Total distributions to shareholders	(0.00)[3]	(0.00)[3]	(0.00)[3]	(0.00)[3]	0.00
Net asset value, end of period	$9.40	$9.47	$9.49	$9.58	$9.62
Total return[4]	(0.73)%	(0.19)%	(0.93)%	(0.40)%	(0.21)%
Ratios to average net assets (annualized)
Gross expenses	1.50%	1.50%	1.50%	1.50%	1.50%
Net expenses	1.42%	1.42%	1.42%	1.42%	1.42%
Net investment loss	(0.18)%	(0.37)%	(0.52)%	(0.41)%	(0.43)%
Supplemental data
Portfolio turnover rate	56%	41%	44%	51%	65%
Net assets, end of period (000s omitted)	$23,650	$31,837	$42,289	$59,352	$89,148

[1]	A one-for-two share split took place after the close of business on June 12, 2015 for all classes of the Fund. The per share information has been adjusted to give effect to this transaction.

[2]	Calculated based upon average shares outstanding

[3]	Amount is less than $0.005.

[4]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Ultra Short-Term Municipal Income Fund	21

(For a share outstanding throughout each period)

	Year ended June 30
ADMINISTRATOR CLASS	2017	2016	2015[1]	2014[1]	2013[1]
Net asset value, beginning of period	$9.63	$9.61	$9.64	$9.64	$9.64
Net investment income	0.06	0.04	0.03	0.04	0.04
Net realized and unrealized gains (losses) on investments	(0.06)	0.02	(0.03)	0.00 [2]	0.00 [2]

Total from investment operations	0.00	0.06	0.00	0.04	0.04
Distributions to shareholders from
Net investment income	(0.06)	(0.04)	(0.03)	(0.04)	(0.04)
Net realized gains	(0.00)[2]	(0.00)[2]	(0.00)[2]	(0.00)[2]	0.00

Total distributions to shareholders	(0.06)	(0.04)	(0.03)	(0.04)	(0.04)
Net asset value, end of period	$9.57	$9.63	$9.61	$9.64	$9.64
Total return	0.03%	0.68%	0.00%	0.42%	0.38%
Ratios to average net assets (annualized)
Gross expenses	0.70%	0.68%	0.69%	0.69%	0.69%
Net expenses	0.60%	0.60%	0.60%	0.60%	0.60%
Net investment income	0.69%	0.45%	0.30%	0.41%	0.39%
Supplemental data
Portfolio turnover rate	56%	41%	44%	51%	65%
Net assets, end of period (000s omitted)	$1,946,987	$226,125	$328,134	$407,791	$482,711

[1]	A one-for-two share split took place after the close of business on June 12, 2015 for all classes of the Fund. The per share information has been adjusted to give effect to this transaction.

[2]	Amount is less than $0.005.

The accompanying notes are an integral part of these financial statements.

22	Wells Fargo Ultra Short-Term Municipal Income Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended June 30
INSTITUTIONAL CLASS	2017	2016	2015[1]	2014[1]	2013[1]
Net asset value, beginning of period	$9.63	$9.61	$9.64	$9.64	$9.64
Net investment income	0.08 [2]	0.07	0.05	0.06	0.06
Net realized and unrealized gains (losses) on investments	(0.05)	0.02	(0.03)	0.00 [3]	0.00 [3]

Total from investment operations	0.03	0.09	0.02	0.06	0.06
Distributions to shareholders from
Net investment income	(0.08)	(0.07)	(0.05)	(0.06)	(0.06)
Net realized gains	(0.00)[3]	(0.00)[3]	(0.00)[3]	(0.00)[3]	0.00

Total distributions to shareholders	(0.08)	(0.07)	(0.05)	(0.06)	(0.06)
Net asset value, end of period	$9.58	$9.63	$9.61	$9.64	$9.64
Total return	0.36%	0.91%	0.23%	0.65%	0.61%
Ratios to average net assets (annualized)
Gross expenses	0.42%	0.42%	0.42%	0.42%	0.42%
Net expenses	0.37%	0.37%	0.37%	0.37%	0.37%
Net investment income	0.86%	0.68%	0.54%	0.64%	0.61%
Supplemental data
Portfolio turnover rate	56%	41%	44%	51%	65%
Net assets, end of period (000s omitted)	$2,713,317	$4,061,647	$3,930,234	$3,403,244	$3,085,284

[1]	A one-for-two share split took place after the close of business on June 12, 2015 for all classes of the Fund. The per share information has been adjusted to give effect to this transaction.

[2]	Calculated based upon average shares outstanding

[3]	Amount is less than $0.005.

The accompanying notes are an integral part of these financial statements.

Notes to financial statements	Wells Fargo Ultra Short-Term Municipal Income Fund	23

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Ultra Short-Term Municipal Income Fund (the “Fund”) which is a diversified series of the Trust.

Effective at the close of business on October 23, 2015, Investor Class shares were converted to Class A shares and are no longer offered by the Fund. Information for Investor Class shares reflected in the financial statements represents activity through October 23, 2015.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.

Debt securities are valued at the evaluated bid price provided by an independent pricing service or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.

Futures that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price.

Investments in registered open-end investment companies are valued at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Fund. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Management Valuation Team of Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Management Valuation Team which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market values, to assess the continued appropriateness of the fair valuation methodologies used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the inputs considered in the valuation process until there is a readily available price provided on an exchange or by an independent pricing service. Valuations received from an independent pricing service or independent broker-dealer quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the manager and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

When-issued transactions

The Fund may purchase securities on a forward commitment or when-issued basis. The Fund records a when-issued transaction on the trade date and will segregate assets in an amount at least equal in value to the Fund’s commitment to purchase when-issued securities. Securities purchased on a when-issued basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

24	Wells Fargo Ultra Short-Term Municipal Income Fund	Notes to financial statements

Futures contracts

The Fund is subject to interest rate risk in the normal course of pursuing its investment objectives. The Fund may buy and sell futures contracts in order to gain exposure to, or protect against, changes in interest rates. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the Fund and the prices of futures contracts, and the possibility of an illiquid market.

The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset or liability and in the Statement of Operations as unrealized gains or losses until the contracts are closed, at which point they are recorded as net realized gains or losses on futures contracts. With futures contracts, there is minimal counterparty risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily based on the effective interest method. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has been determined to be doubtful based on consistently applied procedures and the fair value has decreased. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

Distributions to shareholders

Distributions to shareholders from net investment income are accrued daily and paid monthly. Distributions from net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior the Fund’s fiscal year end may be categorized as a tax return of capital.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable and tax-exempt income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

As of June 30, 2017, the Fund had current year deferred post-October capital losses consisting of $3,906,834 in short-term losses and $4,887,432 in long-term losses which will be recognized on the first day of the following fiscal year.

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

Notes to financial statements	Wells Fargo Ultra Short-Term Municipal Income Fund	25

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

∎	Level 1 – quoted prices in active markets for identical securities

∎	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

∎	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of June 30, 2017:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:

Municipal obligations	$0	$5,380,242,696	$0	$5,380,242,696

Other	0	173,666,378	0	173,666,378

Short-term investments
Investment companies	60,049,312	0	0	60,049,312
Total assets	$60,049,312	$5,553,909,074	$0	$5,613,958,386

The Fund recognizes transfers between levels within the fair value hierarchy at the end of the reporting period. At June 30, 2017, the Fund did not have any transfers into/out of Level 1, Level 2, or Level 3.

4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES

Management fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”), is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser, providing fund-level administrative services in connection with the Fund’s operations, and providing any other fund-level administrative services reasonably necessary for the operation of the Fund. As compensation for its services under the investment management agreement, Funds Management is entitled to receive an annual management fee starting at 0.35% and declining to 0.255% as the average daily net assets of the Fund increase. For the year ended June 30, 2017, the management fee was equivalent to an annual rate of 0.33% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. Wells Capital Management Incorporated, an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.15% and declining to 0.05% as the average daily net assets of the Fund increase.

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus

26	Wells Fargo Ultra Short-Term Municipal Income Fund	Notes to financial statements

account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:

Class level administration fee
Class A, Class C	0.16%
Administrator Class	0.10
Institutional Class	0.08

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses. Funds Management has committed through October 31, 2017 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 0.67% for Class A shares, 1.42% for Class C shares, 0.60% for Administrator Class shares, and 0.37% for Institutional Class shares. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

During the year ended June 30, 2017, State Street Bank and Trust Company, the Fund’s custodian, reimbursed the Fund $4,988 for certain out-of-pocket expenses that were billed to the Fund in error from 1998-2015. This amount is included in interest income on the Statement of Operations. In addition, Funds Management was also reimbursed $3,129 for waivers/reimbursements it made to the Fund during the period the Fund was erroneously billed.

Distribution fee

The Trust has adopted a distribution plan for Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class C shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares.

In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the year ended June 30, 2017, Funds Distributor received $4,487 from the sale of Class A shares. No contingent deferred sales charges were incurred by Class A and Class C shares for the year ended June 30, 2017.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, and Administrator Class of the Fund are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended June 30, 2017 were $2,334,510,911and $2,180,333,362, respectively.

The Fund may purchase or sell investment securities to other Wells Fargo affiliates pursuant to Rule 17a-7 of the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices. Interfund trades are included within the respective purchases and sales amounts shown.

6. DERIVATIVE TRANSACTIONS

During the year ended June 30, 2017, the Fund entered into futures contracts to take advantage of the differences between municipal and treasury yields and to help manage the duration of the portfolio.

As of June 30, 2017, the Fund did not have any open futures contracts. The Fund had an average notional amount of $6,747,486 in short futures contracts during the year ended June 30, 2017.

The fair value, realized losses and change in unrealized gains or losses, if any, on derivative instruments are reflected in the corresponding financial statement captions.

Notes to financial statements	Wells Fargo Ultra Short-Term Municipal Income Fund	27

7. BANK BORROWINGS

The Trust (excluding the money market funds and certain other funds) and Wells Fargo Variable Trust are parties to a $250,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund. Prior to August 30, 2016, the revolving credit agreement amount was $200,000,000 and the annual commitment fee was equal to 0.20% of the unused balance which was allocated to each participating fund.

For the year ended June 30, 2017, there were no borrowings by the Fund under the agreement.

8. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended June 30, 2017 and June 30, 2016 were as follows:

	Year ended June 30
	2017	2016
Ordinary income	$79,199	$0
Tax-exempt income	42,652,845	32,781,335
Long-term capital gain	388,575	902,189

As of June 30, 2017, the components of distributable earnings on a tax basis were as follows:

Undistributed tax-exempt income	Unrealized losses	Post-October capital losses deferred
$504,102	$(17,011,244)	$(8,794,266)

9. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

10. REGULATORY CHANGES

In October 2016, the Securities and Exchange Commission (“SEC”) adopted new rules and forms and amended existing rules and forms (together, “final rules”) intended to modernize and enhance the reporting and disclosure of information by registered investment companies and to enhance liquidity risk management by open-end mutual funds and exchange-traded funds. The final rules will enhance the quality of information available to investors and will allow the SEC to more effectively collect and use data reported by funds. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in the Fund’s financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management has evaluated the amendments to Regulation S-X and its adoption will result in enhanced financial disclosures in the Fund’s financial statements. Management continues to evaluate the reporting requirements for the new form types (compliance date is June 1, 2018) and the implementation of the liquidity risk management program (compliance date is December 1, 2018).

28	Wells Fargo Ultra Short-Term Municipal Income Fund	Report of independent registered public accounting firm

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

We have audited the accompanying statement of assets and liabilities, including the summary portfolio of investments, of the Wells Fargo Ultra Short-Term Municipal Income Fund (the “Fund”), one of the funds constituting the Wells Fargo Funds Trust, as of June 30, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2017, by correspondence with custodians and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Ultra Short-Term Municipal Income Fund as of June 30, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

August 25, 2017

Other information (unaudited)	Wells Fargo Ultra Short-Term Municipal Income Fund	29

TAX INFORMATION

For the fiscal year ended June 30, 2017, $79,199 has been designated as short-term capital gain dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.

Pursuant to Section 852 of the Internal Revenue Code, 100% of distributions paid from net investment income is designated as exempt-interest dividends for the fiscal year ended June 30, 2017.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wellsfargofunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at wellsfargofunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available monthly on the Fund’s website (wellsfargofunds.com), on a one-month delayed basis. In addition, top ten holdings information (excluding derivative positions) for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

30	Wells Fargo Ultra Short-Term Municipal Income Fund	Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 148 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.
Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Board member of the Forté Foundation (non-profit organization) and the Vincent Memorial Hospital Endowment (non-profit organization), where he serves on the Investment Committee and as a Chair of the Audit Committee. Mr. Ebsworth is a CFA® charterholder.	Asset Allocation Trust
Jane A. Freeman (Born 1953)	Trustee, since 2015	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is a Board Member of Ruth Bancroft Garden (non-profit organization) and an inactive chartered financial analyst.	Asset Allocation Trust
Peter G. Gordon** (Born 1942)	Trustee, since 1998; Chairman, since 2005	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College.	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (charter school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust

Other information (unaudited)	Wells Fargo Ultra Short-Term Municipal Income Fund	31

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust
Timothy J. Penny (Born 1951)	Trustee, since 1996: Vice Chairman, since 2017	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Trustee of the Evergreen Funds complex (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

**	Peter Gordon is expected to retire on December 31, 2017.

Advisory Board Members

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer	Current other public company or investment company directorships
James G. Polisson (Born 1959)	Advisory Board Member, since 2017	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors (Blackrock) from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Prior thereto, Vice President, Fidelity Retail Mutual Fund Group from 1996 to 1998 and Risk Management Practice Manager, Fidelity Consulting from 1995 to 1996. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	Asset Allocation Trust
Pamela Wheelock (Born 1959)	Advisory Board Member, since 2017	Chief Operating Officer, Twin Cities Habitat for Humanity, since January, 2017. Vice President of University Services, University of Minnesota from 2012 to 2017. Prior thereto, Interim President and Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2010 to 2011, Chairman of the Board from 2009 to 2011 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently on the Board of Directors, Governance Committee and Finance Committee, for the Minnesota Philanthropy Partners (Saint Paul Foundation) since 2012 and Board Chair of the Minnesota Wild Foundation since 2010.	Asset Allocation Trust

32	Wells Fargo Ultra Short-Term Municipal Income Fund	Other information (unaudited)

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.
Nancy Wiser[1] (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Officer, since 2003	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Assistant General Counsel of Wells Fargo Bank, N.A. since 2013 and Vice President and Managing Counsel of Wells Fargo Bank, N.A. from 1996 to 2013.
Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Senior Vice President and Chief Compliance Officer since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.
Jeremy DePalma[1] (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

[1]	Nancy Wiser acts as Treasurer of 69 funds in the Fund Complex. Jeremy DePalma acts as Treasurer of 79 funds and Assistant Treasurer of 69 funds in the Fund Complex.

[2]	The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wellsfargofunds.com.

Other information (unaudited)	Wells Fargo Ultra Short-Term Municipal Income Fund	33

BOARD CONSIDERATION OF INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS:

Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”) must determine annually whether to approve the continuation of the Trust’s investment management and sub-advisory agreements. In this regard, at an in-person meeting held on May 16-17, 2017 (the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment management and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for Wells Fargo Ultra Short-Term Municipal Income Fund (the “Fund”): (i) an investment management agreement (the “Management Agreement”) with Wells Fargo Funds Management, LLC (“Funds Management”); and (ii) an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Wells Capital Management Incorporated (the “Sub-Adviser”), an affiliate of Funds Management. The Management Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.”

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at an in-person meeting in April 2017, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2017. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable. The Board considered the approval of the Advisory Agreements for the Fund as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included a description of the investment advisory services and Fund-level administrative services covered by the Management Agreement, as well as, among other things, a summary of the background and experience of senior management of Funds Management, a summary of certain organizational and personnel changes involving Funds Management and the Sub-Adviser, and a description of Funds Management’s and the Sub-Adviser’s business continuity planning programs and of their approaches to data privacy and cybersecurity. The Board also considered the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund.

The Board evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates.

Fund performance and expenses

The Board considered the performance results for the Fund over various time periods ended December 31, 2016. The Board considered these results in comparison to the performance of funds in a universe that was determined by

34	Wells Fargo Ultra Short-Term Municipal Income Fund	Other information (unaudited)

Broadridge Inc. (“Broadridge”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe. The Board noted that the performance of the Fund (Class A) was higher than or in range of the average performance of the Universe for the one- and ten-year periods under review, but lower than average performance of the Universe for the three- and five-year periods under review. The Board also noted that the performance of the Fund was lower than its benchmark, the Bloomberg Barclays 1 Year Municipal Bond Index, for all periods under review.

The Board received information concerning, and discussed factors contributing to, the underperformance of the Fund relative to the Universe and benchmark for the periods identified above. The Board took note of the explanations for the relative underperformance during these periods, including with respect to investment decisions and market factors that affected the Fund’s performance.

The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Broadridge to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year. Based on the Broadridge reports, the Board noted that the net operating expense ratios of the Fund were lower than the median net operating expense ratios of the expense Groups for all share classes.

The Board took into account the Fund performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreements.

Investment management and sub-advisory fee rates

The Board reviewed and considered the contractual fee rates payable by the Fund to Funds Management under the Management Agreement, as well as the contractual fee rates payable by the Fund to Funds Management for class-level administrative services under a Class-Level Administration Agreement, which include, among other things, class-level transfer agency and sub-transfer agency costs (collectively, the “Management Rates”). The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Adviser for investment sub-advisory services.

Among other information reviewed by the Board was a comparison of the Fund’s Management Rates with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the funds in the expense Groups. The Board noted that the Management Rates of the Fund were lower than or in range of the sum of these average rates for the Fund’s expense Groups for all share classes.

The Board also received and considered information about the portion of the total management fee that was retained by Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. Given the affiliation between Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of fees between them.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing mutual funds compared with those associated with managing assets of non-mutual fund clients such as institutional separate accounts.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Funds Management under the Management Agreement and to the Sub-Adviser under the Sub-Advisory Agreement was reasonable.

Profitability

The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of Wells Fargo as a whole, from providing services to the Fund and the fund family as a whole. The Board also received and considered information concerning the profitability of the Sub-Adviser from providing services to the fund family as a whole, noting that the Sub-Adviser’s profitability information with respect to providing services to the Fund was subsumed in the Wells Fargo and Funds Management profitability analysis.

Other information (unaudited)	Wells Fargo Ultra Short-Term Municipal Income Fund	35

Funds Management reported on the methodologies and estimates used in calculating profitability, including a description of the methodology used to allocate certain expenses. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size and type of fund. Based on its review, the Board did not deem the profits reported by Funds Management or Wells Fargo from its services to the Fund to be at a level that would prevent it from approving the continuation of the Advisory Agreements.

Economies of scale

With respect to possible economies of scale, the Board noted the existence of breakpoints in the Fund’s management fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size. It considered that, for a small fund or a fund that shrinks in size, breakpoints conversely can result in higher fee levels. The Board also considered that in addition to management fee breakpoints, competitive management fee rates set at the outset without regard to breakpoints and fee waiver and expense reimbursement arrangements are means of sharing potential economies of scale with shareholders of the Fund. The Board considered Funds Management’s view, which Funds Management indicated was supported by independent third-party industry studies which were summarized for the Board, that any analyses of potential economies of scale in managing a particular fund are inherently limited in light of the joint and common costs and investments that Funds Management incurs across the fund family as a whole.

The Board concluded that the Fund’s fee and expense arrangements, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.

Other benefits to Funds Management and the Sub-Adviser

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund. The Board noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser, fees earned by Funds Management and the Sub-Adviser from managing a private investment vehicle for the fund family’s securities lending collateral and commissions earned by an affiliated broker from portfolio transactions.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.

Conclusion

At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable.

36	Wells Fargo Ultra Short-Term Municipal Income Fund	List of abbreviations

The following is a list of common abbreviations for terms and entities that may have appeared in this report.

ACA	— ACA Financial Guaranty Corporation
ADR	— American depositary receipt
ADS	— American depositary shares
AGC	— Assured Guaranty Corporation
AGM	— Assured Guaranty Municipal
Ambac	— Ambac Financial Group Incorporated
AMT	— Alternative minimum tax
AUD	— Australian dollar
BAN	— Bond anticipation notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazilian real
CAB	— Capital appreciation bond
CAD	— Canadian dollar
CCAB	— Convertible capital appreciation bond
CDA	— Community Development Authority
CDO	— Collateralized debt obligation
CHF	— Swiss franc
CLO	— Collateralized loan obligation
CLP	— Chilean peso
COP	— Colombian peso
DKK	— Danish krone
DRIVER	— Derivative inverse tax-exempt receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-traded fund
EUR	— Euro
FDIC	— Federal Deposit Insurance Corporation
FFCB	— Federal Farm Credit Banks
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Administration
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British pound
GDR	— Global depositary receipt
GNMA	— Government National Mortgage Association
GO	— General obligation
HCFR	— Healthcare facilities revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher education facilities authority revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong dollar
HUD	— Department of Housing and Urban Development
HUF	— Hungarian forint
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Indonesian rupiah
IEP	— Irish pound
JPY	— Japanese yen
KRW	— Republic of Korea won
LIBOR	— London Interbank Offered Rate
LIFER	— Long Inverse Floating Exempt Receipts
LIQ	— Liquidity agreement
LLC	— Limited liability company
LLLP	— Limited liability limited partnership
LLP	— Limited liability partnership
LOC	— Letter of credit
LP	— Limited partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multifamily housing revenue
MSTR	— Municipal securities trust receipts
MTN	— Medium-term note
MUD	— Municipal Utility District
MXN	— Mexican peso
MYR	— Malaysian ringgit
National	— National Public Finance Guarantee Corporation
NGN	— Nigerian naira
NOK	— Norwegian krone
NZD	— New Zealand dollar
PCFA	— Pollution Control Financing Authority
PCL	— Public Company Limited
PCR	— Pollution control revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable floating option tax-exempt receipts
PJSC	— Public Joint Stock Company
plc	— Public limited company
PLN	— Polish zloty
PUTTER	— Puttable tax-exempt receipts
R&D	— Research & development
Radian	— Radian Asset Assurance
RAN	— Revenue anticipation notes
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real estate investment trust
ROC	— Reset option certificates
RON	— Romanian lei
RUB	— Russian ruble
SAVRS	— Select auction variable rate securities
SBA	— Small Business Authority
SDR	— Swedish depositary receipt
SEK	— Swedish krona
SFHR	— Single-family housing revenue
SFMR	— Single-family mortgage revenue
SGD	— Singapore dollar
SPA	— Standby purchase agreement
SPDR	— Standard & Poor’s Depositary Receipts
SPEAR	— Short Puttable Exempt Adjustable Receipts
STRIPS	— Separate trading of registered interest and
principal securities
TAN	— Tax anticipation notes
TBA	— To be announced
THB	— Thai baht
TIPS	— Treasury inflation-protected securities
TRAN	— Tax revenue anticipation notes
TRY	— Turkish lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
ZAR	— South African rand

For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, email, visit the Fund’s website, or call:

Wells Fargo Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: fundservice@wellsfargo.com

Website: wellsfargofunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wellsfargofunds.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Asset Management (WFAM) is a trade name used by the asset management businesses of Wells Fargo & Company. Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the funds. The funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA, an affiliate of Wells Fargo & Company. Neither Wells Fargo Funds Management nor Wells Fargo Funds Distributor has Fund customer accounts/assets, and neither provides investment advice/recommendations or acts as an investment advice fiduciary to any investor.

NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

© 2017 Wells Fargo Funds Management, LLC. All rights reserved.

304900 08-17 A258/AR258 06-17

Annual Report

June 30, 2017

Wells Fargo Wisconsin Tax-Free Fund

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Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of June 30, 2017, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

2	Wells Fargo Wisconsin Tax-Free Fund	Letter to shareholders (unaudited)

Andrew Owen

President

Wells Fargo Funds

Many equity markets advanced during this reporting period, supported by modest economic growth despite political uncertainty.

Dear Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Wisconsin Tax-Free Fund for the 12-month period that ended June 30, 2017. Many equity markets advanced during this reporting period, supported by modest economic growth despite political uncertainty. U.S. and international stocks returned 17.90% and 20.45% for the 12-month period, respectively, as measured by the S&P 500 Index1 and the MSCI ACWI ex USA Index (Net).2 Within fixed income, the Bloomberg Barclays U.S. Aggregate Bond Index3 returned -0.31% and the Bloomberg Barclays Municipal Bond Index4 returned -0.49% as interest rates rose from low levels.

Globally, stocks delivered positive results in the third quarter of 2016; bonds’ interest rates remained low.

Stocks’ upward trend continued into August 2016 and then lost some steam. Ever since the Great Recession, markets worldwide have been supported to varying degrees by accommodative policies from leading central banks, including the Federal Reserve (Fed), European Central Bank (ECB), Bank of England, and Bank of Japan. As a result, investors have watched closely for any signs that global central banks might tighten their measures. In the U.S., early-September comments by several Fed officials appeared to suggest a September interest-rate increase, which sent stock and bond prices down. However, stocks surged following the Fed’s September 20 meeting on news that the Fed had decided to delay a rate increase to later in 2016. In bond markets, interest rates rose during the quarter but remained at historically low levels as a result of easy monetary policies, subdued global growth, and modest inflation expectations. Yields did rise, however, after bottoming in early July, because market participants felt that yields had overshot the real risks of the U.K.’s vote to exit the European Union and as economic activity strengthened.

During the fourth quarter of 2016, prospects for faster growth and higher interest rates in the U.S. influenced markets.

Early in the fourth quarter of 2016, U.S. stocks tended to trade lower amid concerns such as a likely interest-rate increase and uncertainty over the approaching general election. However, following Donald Trump’s election as president in early November, U.S. stocks began to rally. Investors appeared optimistic that the new administration would usher in a series of progrowth policies, and supportive economic news helped the rally carry through the quarter. The buoyant environment sent interest rates higher as well. At its mid-December meeting, Fed officials raised their target interest rate for the first time in a year by a quarter percentage point to between 0.50% and 0.75%. The fourth quarter also saw the implementation of the Securities and Exchange Commission’s new rules for money market funds, which included floating net asset values (NAVs) for institutional prime and municipal money market funds as well as the possibility of liquidity fees and redemption gates. In the year leading up to money market fund reform implementation, nearly $1 trillion in assets moved from these types of money market funds into government money market funds, which continued to transact at a stable $1 NAV. Outside of the U.S., the prospects for faster U.S. growth appeared to trigger some acceleration in Europe.

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[2]	The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the United States and Canada. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[3]	The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar–denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[4]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

Letter to shareholders (unaudited)	Wells Fargo Wisconsin Tax-Free Fund	3

Economies improved in the first quarter of 2017, supporting markets.

Stocks rallied globally through the first quarter of 2017, supported by signs of improvement in the U.S. and global economies. U.S. economic data released during the quarter reflected a healthy economy. Hiring remained strong, and business and consumer sentiment improved. In March, Fed officials raised their target interest rate by a quarter percentage point to between 0.75% and 1.00%. With the Fed’s target interest rate increase, short-term bond yields rose during the quarter. Meanwhile, longer-term Treasury yields were little changed, leading to positive performance. Investment-grade and high-yield bonds benefited from strong demand. Municipal bond returns were positive in the quarter, helped by strong demand and constrained new-issue supply. Outside of the U.S., stocks in emerging markets generally outperformed stocks in the U.S. and international developed markets because they benefited from both global economic growth and recent weakening in the U.S. dollar. European stocks also outperformed the U.S. market.

Steady advancement in many markets marked the second quarter of 2017.

With steady, modest economic growth both in the U.S. and abroad during the second quarter of 2017, most equity markets in the U.S. and abroad advanced with few signs of volatility. Within the economy, U.S. inflation trended lower despite the unemployment rate continuing to decline. Ten-year U.S. Treasury yields declined, resulting in stronger prices for long-term bonds. As was widely expected, Fed officials in June again raised their target interest rate by a quarter percentage point to between 1.00% and 1.25%. They also released a blueprint for reducing the Fed’s balance sheet, which had ballooned due to quantitative easing. Although economic momentum increased in Europe, the ECB held its rates steady at low levels because underlying inflation remained subdued. In emerging markets, many countries benefited from stronger currencies versus the U.S. dollar.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest in Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Andrew Owen

President

Wells Fargo Funds

Periods of uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future.

For further information about your Fund, contact your investment professional, visit our website at wellsfargofunds.com, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

4	Wells Fargo Wisconsin Tax-Free Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks current income exempt from federal income tax and Wisconsin individual income tax.

Manager

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Lyle J. Fitterer, CFA,® CPA

Thomas Stoeckmann

Average annual total returns (%) as of June 30, 20171

		Including sales charge			Excluding sales charge			Expense ratios[2] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[3]
Class A (WWTFX)	3-31-2008	(4.99)	1.50	3.20	(0.48)	2.43	3.68	0.93	0.70
Class C (WWTCX)	12-26-2002	(2.22)	1.67	2.89	(1.22)	1.67	2.89	1.68	1.45
Institutional Class (WWTIX)	10-31-2016	–	–	–	(0.36)	2.46	3.69	0.60	0.52
Bloomberg Barclays Municipal Bond Index[4]	–	–	–	–	(0.49)	3.26	4.60	–	–
Bloomberg Barclays Wisconsin Municipal Bond Index[5]	–	–	–	–	(0.34)	3.04	4.63	–	–

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargofunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 4.50%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. Changes in market conditions and government policies may lead to periods of heightened volatility in the bond market and reduced liquidity for certain bonds held by the Fund. In general, when interest rates rise, bond values fall and investors may lose principal value. Interest-rate changes and their impact on the Fund and its share price can be sudden and unpredictable. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed Wisconsin and Puerto Rico municipal securities risk, high-yield securities, and non-diversification risk. Consult the Fund’s prospectus for additional information on these and other risks. A portion of the fund’s income may be subject to federal, state, and/or local income taxes or the Alternative Minimum Tax (AMT). Any capital gains distributions may be taxable.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Wisconsin Tax-Free Fund	5

Growth of $10,000 investment as of June 30, 2017[6]

[1]	Historical performance shown for Class A shares prior to their inception reflects the performance of the former Investor Class shares, and includes the higher expenses applicable to the former Investor Class shares (except during those periods in which expenses of Class A shares would have been higher than those of the former Investor Class shares, no such adjustment is reflected). If these expenses had not been included, returns for Class A shares would be higher. Historical performance shown for the Institutional Class shares prior to their inception reflects the performance of the Class A shares, and is not adjusted to reflect Institutional Class expenses. If these expenses had been included, returns for Institutional Class would be higher.

[2]	Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.

[3]	The manager has contractually committed through October 31, 2017, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waivers at the amounts shown. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses, and extraordinary expenses are excluded from the expense cap. Without this cap, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio or the Fund’s Total Annual Fund Operating Expenses After Fee Waivers, as stated in the prospectuses.

[4]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

[5]	The Bloomberg Barclays Wisconsin Municipal Bond Index is the Wisconsin component of the Bloomberg Barclays Municipal Bond Index. You cannot invest directly in an index.

[6]	The chart compares the performance of Class A shares for the most recent ten years with the Bloomberg Barclays Municipal Bond Index and the Bloomberg Barclays Wisconsin Municipal Bond Index. The chart assumes a hypothetical $10,000 investment in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 4.50%.

[7]	Amounts are calculated based on the total investments of the Fund. These amounts are subject to change and may have changed since the date specified.

[8]	The credit quality distribution of portfolio holdings reflected in the chart is based on ratings from Standard & Poor’s, Moody’s Investors Service, and/or Fitch Ratings Ltd. Credit quality ratings apply to the underlying holdings of the Fund and not to the Fund itself. The percentages of the Fund’s portfolio with the ratings depicted in the chart are calculated based on the total market value of fixed income securities held by the Fund. If a security was rated by all three rating agencies, the middle rating was utilized. If rated by two of three rating agencies, the lower rating was utilized, and if rated by one of the rating agencies, that rating was utilized. Standard & Poor’s rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Ratings from A to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories. Standard & Poor’s rates the creditworthiness of short-term notes from SP-1 (highest) to SP-3 (lowest). Moody’s rates the creditworthiness of bonds, ranging from Aaa (highest) to C (lowest). Ratings Aa to B may be modified by the addition of a number 1 (highest) to 3 (lowest) to show relative standing within the ratings categories. Moody’s rates the creditworthiness of short-term U.S. tax-exempt municipal securities from MIG 1/VMIG 1 (highest) to SG (lowest). Fitch rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Credit quality distribution is subject to change and may have changed since the date specified.

6	Wells Fargo Wisconsin Tax-Free Fund	Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

∎	The Fund (Class A, excluding sales charges) performed in line with the Bloomberg Barclays Municipal Bond Index and underperformed the Bloomberg Barclays Wisconsin Municipal Bond Index for the 12-month period that ended June 30, 2017.

∎	Increased supply of Wisconsin tax-exempt bonds allowed us to increase the Fund’s exposure to Wisconsin issues by over 10% during the period and simultaneously decrease the Fund’s exposure to Guam, the Virgin Islands, and Puerto Rico.

∎	Duration positioning was a significant driver to performance. A conservative stance worked well as rates moved higher during the first half of the period. We extended duration by about 1.75 years as yields rose, but we have recently shortened duration.

∎	Demand for income remained strong. The Fund’s overweight to A-rated and lower-rated bonds contributed to performance, though issue selection in Virgin Island and Guam bonds, combined with FirstEnergy Solutions Corporation–backed municipal debt, was a significant detractor.

Effective maturity distribution as of June 30, 2017[7]

The Fed continued to normalize monetary policy.

During the first half of the reporting period, stronger economic data and greater inflation expectations caused a Treasury bond yield increase from August through October. Treasury yields further increased in late 2016 due to the prospect of fiscal stimulus and tax reform under the new U.S. administration, as well as the Federal Reserve’s (Fed’s) 25-basis-point (100 basis points equal 1.00%) rate hike. In the second half of the reporting period, interest rates stabilized despite two additional Fed hikes. Meanwhile, flows into municipal mutual funds also stabilized.

In credit news, Puerto Rico remained a volatile and uncertain situation. Although Illinois has been without a budget, the state continued to service its debt and bond payments remained protected. However, payables have mounted and state-related entities continue to suffer due to a high likelihood of a noninvestment rating downgrade if a budget is not passed.

Health care sector performance was mixed. In November, the sector underperformed when the Republican-party sweep in the U.S. Congress increased the probability that the Affordable Care Act would be repealed. The sector later strengthened as the prospects for health care reform dimmed. Despite declining tobacco consumption, tobacco settlement bonds were among the strongest performers. State and local pension costs continued to grow. Lastly, BBB-rated and high-yield bonds outperformed higher-quality bond categories.

Credit quality as of June 30, 2017[8]

Duration and credit-quality allocation contributed to performance.

The Fund began the 12-month period positioned for higher rates and an improving economic backdrop. As rates ticked up from September to December 2016, we increased the Fund’s interest-rate exposure, which peaked at around 5.5 years in early 2017. Meanwhile, the Puerto Rico Financial and Oversight Management Board pushed for deeper cuts for its bondholders and concerns spread to other territory debt, which led to underperformance. We reduced exposure to Guam, Virgin Islands, and Puerto Rico debt due to the possibility that this trend may persist for a few years.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Wisconsin Tax-Free Fund	7

Simultaneously, we bought several Wisconsin municipal bonds that were exempt from both state and federal income tax, which contributed to performance. The Fund’s territory-debt exposure declined by over 10% while Wisconsin exposure increased by about an equal amount. Also, BBB-rated exposure declined.

The Fund’s issue selection and yield-curve positioning contributed to performance. The Fund’s overweight to housing contributed, along with positive performance of individual issues. Conversely, while corporate-backed municipals performed well, the Fund’s exposure to debt backed by FirstEnergy Solutions detracted.

Wisconsin continues to demonstrate mixed results in terms of its economic health. The state’s population growth continues to slow, as well as growth in gross domestic product. Unemployment is trending downward (3.1% as of May 2017), and in recent years per-capita income has increased yet it remains below the U.S. average. Wisconsin ended the 2016 calendar year in a slightly better financial position—with a stable budget-stabilization fund and a well-funded pension liability—although its debt burden is somewhat high. The state has not yet enacted the current 2017–2019 biennial budget; however, rules require that, without an approved current biennial budget, the appropriations from the prior budget continue, thereby serving to protect debt payments. This rule has been tested and proven to be reliable since several state budgets have been enacted after July 1.

Modest growth may support credit fundamentals but issue selection remains key.

We believe the U.S. economy will continue to grow at a modest pace, which may lead to higher revenues for many municipalities and improved credit fundamentals. We think the Fed will raise rates once or twice in the second half of 2017. While industry credit fundamentals may continue to improve, credit selection will be very important. Some municipalities may do well and others may continue to struggle. The Fund remains overweight lower-quality bonds, though we believe investors currently are not being compensated sufficiently for making new investments in some of these areas. Finally, we encourage investors to look beyond any near-term volatility caused by renewed tax-reform discussions. In our view, the long-term drivers of valuations will be supply and demand trends, absolute yield levels, the shape of the yield curve, and credit fundamentals.

Please see footnotes on page 5.

8	Wells Fargo Wisconsin Tax-Free Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from January 1, 2017 to June 30, 2017.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 1-1-2017	Ending account value 6-30-2017	Expenses paid during the period¹	Annualized net expense ratio
Class A
Actual	$1,000.00	$1,025.30	$3.52	0.70%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.32	$3.51	0.70%
Class C
Actual	$1,000.00	$1,021.51	$7.27	1.45%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.60	$7.25	1.45%
Institutional Class
Actual	$1,000.00	$1,026.21	$2.61	0.52%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.22	$2.61	0.52%

[1]	Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Portfolio of investments—June 30, 2017	Wells Fargo Wisconsin Tax-Free Fund	9

Security name	Interest rate	Maturity date	Principal	Value

Municipal Obligations: 100.42%

Guam: 8.02%
Guam Government Limited Obligation Bonds Section 30 Series A (Miscellaneous Revenue)	5.38%	12-1-2024	$1,000,000	$1,101,230
Guam Government Limited Obligation Bonds Section 30 Series A (Miscellaneous Revenue)	5.50	12-1-2019	1,000,000	1,103,190
Guam Government Series A (GO Revenue)	7.00	11-15-2039	2,000,000	2,272,920
Guam Government Waterworks Authority Water & Wastewater System Project (Water & Sewer Revenue)	5.00	7-1-2021	300,000	331,773
Guam Government Waterworks Authority Water & Wastewater System Project (Water & Sewer Revenue)	5.00	7-1-2019	650,000	691,269
Guam International Airport Authority Series A (Airport Revenue)	5.00	10-1-2019	100,000	106,699
Guam International Airport Authority Series A (Airport Revenue)	5.00	10-1-2020	100,000	108,559
Guam International Airport Authority Series C (Airport Revenue)	5.00	10-1-2021	2,500,000	2,704,350
Guam International Airport Authority Series C (Airport Revenue, AGM Insured)	6.13	10-1-2043	1,500,000	1,729,320
Guam Power Authority Series A (Utilities Revenue, AGM Insured)	5.00	10-1-2019	1,575,000	1,693,519
Guam Power Authority Series A (Utilities Revenue, AGM Insured)	5.00	10-1-2020	500,000	551,235

				12,394,064

Illinois: 7.07%
Chicago IL Board of Education CAB School Reform Series A (GO Revenue, National Insured) ¤	0.00	12-1-2023	1,000,000	770,230
Chicago IL Park District Special Recreation Activity Series E (GO Revenue)	5.00	11-15-2027	1,000,000	1,158,820
Chicago IL Refunding Bond (Tax Revenue)	5.00	1-1-2034	2,000,000	2,096,820
Chicago IL Series A (GO Revenue)	5.00	1-1-2027	1,700,000	1,691,109
Chicago IL Waterworks Second Lien (Water & Sewer Revenue, AGM Insured)	5.00	11-1-2020	500,000	524,185
Illinois (Miscellaneous Revenue)	5.25	7-1-2028	1,000,000	1,039,070
Illinois (Miscellaneous Revenue)	5.50	7-1-2026	250,000	265,453
Illinois Sports Facilities Authority State Tax Supported CAB (Tax Revenue, Ambac Insured) ¤	0.00	6-15-2024	3,500,000	2,628,920
Metropolitan Pier & Exposition Authority McCormick Series B (Tax Revenue)	5.00	12-15-2028	750,000	758,513

				10,933,120

Michigan: 0.14%
Michigan Municipal Bond Authority Local Government Loan Program Series A (Miscellaneous Revenue, Ambac Insured)	4.00	11-1-2021	215,000	215,540

New Jersey: 1.96%
New Jersey EDA Series EE (Miscellaneous Revenue)	5.00	9-1-2023	935,000	977,066
New Jersey TTFA CAB Series A (Transportation Revenue) ¤	0.00	12-15-2031	2,000,000	982,100
New Jersey TTFA Federal Highway Reimbursement Series A1 (Transportation Revenue)	5.00	6-15-2030	1,000,000	1,066,610

				3,025,776

Ohio: 0.28%
Ohio Water Development Authority Pollution Control Series C (Industrial Development Revenue) ±	4.00	6-1-2033	1,000,000	425,000

Puerto Rico: 4.11%
Puerto Rico Electric Power Authority Refunding Bond Series LL (Utilities Revenue, National Insured)	5.50	7-1-2017	1,000,000	1,000,090
Puerto Rico Highway & Transportation Authority Refunding Bond Series L (Transportation Revenue, AGC Insured)	5.25	7-1-2019	1,000,000	1,056,010

The accompanying notes are an integral part of these financial statements.

10	Wells Fargo Wisconsin Tax-Free Fund	Portfolio of investments—June 30, 2017

Security name	Interest rate	Maturity date	Principal	Value

Puerto Rico (continued)
Puerto Rico Highway & Transportation Authority Refunding Bond Series L (Transportation Revenue, BHAC/FGIC Insured)	5.25%	7-1-2021	$300,000	$339,180
Puerto Rico Industrial Tourist Educational Medical & Environmental Control Facilities Financing Authority Hospital Auxilio Mutuo Obligated Group Series A (Health Revenue)	5.00	7-1-2017	1,000,000	1,000,060
Puerto Rico Industrial Tourist Educational Medical & Environmental Control Facilities Financing Authority Hospital Auxilio Mutuo Obligated Group Series A (Health Revenue)	5.00	7-1-2018	1,375,000	1,399,915
Puerto Rico Industrial Tourist Educational Medical & Environmental Control Facilities Financing Authority Hospital Auxilio Mutuo Obligated Group Series A (Health Revenue)	5.00	7-1-2019	1,500,000	1,551,090
Puerto Rico Public Finance Corporation Commonwealth Appropriation Bond Series B (Miscellaneous Revenue, Government Development Bank for Puerto Rico SPA) (s)	5.50	8-1-2031	250,000	9,675

				6,356,020

Virgin Islands: 5.76%
Virgin Islands PFA (Miscellaneous Revenue) 144A	5.00	9-1-2020	750,000	807,945
Virgin Islands PFA Gross Receipts Taxes Loan Notes (Miscellaneous Revenue, National Insured)	4.00	10-1-2020	450,000	450,891
Virgin Islands PFA Gross Receipts Taxes Loan Notes (Miscellaneous Revenue, AGM Insured)	4.00	10-1-2022	3,000,000	3,111,810
Virgin Islands PFA Matching Fund Loan Notes Senior Lien Series B (Miscellaneous Revenue, AGM Insured)	5.00	10-1-2025	2,000,000	2,135,120
Virgin Islands PFA Series A (Miscellaneous Revenue)	5.00	10-1-2018	2,505,000	2,379,975
Virgin Islands PFA Unrefunded Balance Series A (Miscellaneous Revenue)	7.30	10-1-2018	10,000	10,448

				8,896,189

Wisconsin: 73.08%
Appleton WI RDA Fox Cities Performing Arts Center Project Series B (Miscellaneous Revenue, JPMorgan Chase & Company LOC) ø	0.91	6-1-2036	4,500,000	4,500,000
Beloit WI CDA Series A (Tax Revenue)	1.82	6-1-2018	475,000	474,639
Brookfield WI Community Development & Redevelopment Authority Series A (Miscellaneous Revenue)	1.15	6-1-2018	550,000	550,165
Brookfield WI Community Development & Redevelopment Authority Series A (Miscellaneous Revenue)	1.35	6-1-2019	750,000	749,940
Cudahy WI CDA Series A (Miscellaneous Revenue)	1.50	6-1-2018	200,000	200,052
Cudahy WI CDA Series C (Miscellaneous Revenue)	0.90	6-1-2018	200,000	199,668
Cudahy WI CDA Series C (Miscellaneous Revenue)	1.05	6-1-2019	125,000	124,514
Glendale WI CDA Bayshore Public Parking (Miscellaneous Revenue)	1.50	10-1-2019	375,000	376,200
Glendale WI CDA Series A (Miscellaneous Revenue)	3.50	10-1-2017	1,635,000	1,645,775
Glendale WI CDA Series A (Miscellaneous Revenue)	3.50	10-1-2018	1,700,000	1,750,609
Green Bay WI Housing Authority University Village Housing Incorporated (Education Revenue)	1.20	4-1-2018	500,000	500,820
Green Bay WI Housing Authority University Village Housing Incorporated (Education Revenue)	4.38	4-1-2022	200,000	209,202
Green Bay WI Housing Authority University Village Housing Incorporated (Education Revenue)	5.00	4-1-2030	1,410,000	1,495,700
Green Bay WI RDA Bellin Memorial Hospital Incorporated (Health Revenue)	5.50	12-1-2023	250,000	265,978
Green Bay WI RDA Bellin Memorial Hospital Incorporated (Health Revenue)	5.65	12-1-2026	100,000	106,603
Green Bay WI RDA Bellin Memorial Hospital Incorporated (Health Revenue)	6.00	12-1-2029	260,000	278,452

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—June 30, 2017	Wells Fargo Wisconsin Tax-Free Fund	11

Security name	Interest rate	Maturity date	Principal	Value

Wisconsin (continued)
Green Bay WI RDA Bellin Memorial Hospital Incorporated (Health Revenue)	6.15%	12-1-2032	$420,000	$450,698
Kaukauna WI RDA (Miscellaneous Revenue)	3.75	6-1-2032	850,000	873,222
Kaukauna WI RDA (Miscellaneous Revenue)	4.00	6-1-2019	50,000	52,356
Kaukauna WI RDA (Miscellaneous Revenue)	4.00	6-1-2020	100,000	106,640
Kaukauna WI RDA (Miscellaneous Revenue)	4.00	6-1-2021	310,000	335,448
Kaukauna WI RDA (Miscellaneous Revenue)	4.00	6-1-2022	235,000	257,128
Kaukauna WI RDA (Miscellaneous Revenue)	4.00	6-1-2023	200,000	220,326
Kaukauna WI RDA (Miscellaneous Revenue)	4.00	6-1-2025	425,000	476,115
Kaukauna WI RDA (Miscellaneous Revenue)	4.00	6-1-2028	425,000	461,962
Kaukauna WI RDA (Miscellaneous Revenue)	4.00	6-1-2035	900,000	926,469
Madison WI CDA Wisconsin Alumni Research Foundation (Education Revenue)	5.00	10-1-2023	150,000	162,524
Madison WI CDA Wisconsin Alumni Research Foundation (Education Revenue)	5.00	10-1-2025	475,000	514,435
Madison WI CDA Wisconsin Alumni Research Foundation (Education Revenue)	5.00	10-1-2039	5,000,000	5,404,100
Milwaukee WI RDA Milwaukee Public Schools (Miscellaneous Revenue)	5.00	11-15-2034	675,000	778,626
Milwaukee WI RDA Milwaukee Public Schools (Miscellaneous Revenue)	5.00	11-15-2035	1,000,000	1,150,880
Milwaukee WI RDA Milwaukee Public Schools (Miscellaneous Revenue)	5.00	11-15-2036	500,000	574,125
Milwaukee WI RDA Milwaukee Public Schools Series A (Miscellaneous Revenue)	5.00	11-15-2027	1,020,000	1,217,809
Milwaukee WI RDA Milwaukee Public Schools Series A (Miscellaneous Revenue)	5.00	11-15-2028	1,000,000	1,181,860
Milwaukee WI RDA Milwaukee Public Schools Series A (Miscellaneous Revenue)	5.00	11-15-2031	750,000	869,108
Milwaukee WI RDA Neighborhood Schools Series A (Miscellaneous Revenue, Ambac Insured)	3.85	8-1-2020	200,000	200,514
Milwaukee WI RDA Neighborhood Schools Series A (Miscellaneous Revenue, Ambac Insured)	3.90	8-1-2021	405,000	406,061
Milwaukee WI RDA Public Schools Series A (Miscellaneous Revenue, Ambac Insured)	4.00	8-1-2023	300,000	300,813
Milwaukee WI RDA Public Schools Series A (Miscellaneous Revenue)	5.00	8-1-2019	915,000	983,296
Milwaukee WI RDA Public Schools Series A (Miscellaneous Revenue)	5.00	8-1-2020	1,100,000	1,216,600
Milwaukee WI RDA Public Schools Series A (Miscellaneous Revenue)	5.00	8-1-2021	3,330,000	3,772,024
Milwaukee WI RDA Science Education Consortium Incorporated Project Series A (Education Revenue)	6.25	8-1-2043	2,100,000	2,292,486
Milwaukee WI RDA Summer Festival Project (Miscellaneous Revenue)	3.15	8-1-2017	50,000	50,095
Milwaukee WI RDA Summer Festival Project (Miscellaneous Revenue)	4.60	8-1-2024	870,000	914,701
Milwaukee WI RDA Summer Festival Project (Miscellaneous Revenue)	5.00	8-1-2030	3,000,000	3,197,040
Milwaukee WI RDA Wisconsin Housing Preservation Corporation (Housing Revenue, Johnson Bank LOC) ø	1.95	12-1-2038	1,500,000	1,500,000
Milwaukee WI RDA Wisconsin Montessori Society (Education Revenue, U.S. Bank NA LOC) ø	1.15	7-1-2021	400,000	400,000
Milwaukee WI Series B6 (GO Revenue)	2.00	4-1-2021	175,000	179,212
Milwaukee WI Series B6 (GO Revenue)	3.00	4-1-2024	570,000	616,415
Milwaukee WI Series B6 (GO Revenue)	5.00	4-1-2022	350,000	406,469
Milwaukee WI Series B6 (GO Revenue)	5.00	4-1-2023	580,000	687,352
Milwaukee WI Series B6 (GO Revenue)	5.00	4-1-2025	550,000	674,146
Monroe WI RDA Monroe Clinic Incorporated (Health Revenue)	5.50	2-15-2029	1,000,000	1,071,420
Monroe WI RDA Monroe Clinic Incorporated (Health Revenue)	5.88	2-15-2039	1,570,000	1,691,581
North Fond Du Lac WI CDA (Miscellaneous Revenue)	1.30	12-1-2017	50,000	49,985
North Fond Du Lac WI CDA (Miscellaneous Revenue)	1.70	12-1-2018	50,000	50,006
Oostburg WI CDA Series A (Miscellaneous Revenue)	1.75	5-1-2018	50,000	50,112
Platteville WI RDA University of Wisconsin Platteville Real Estate Foundation Incorporated (Education Revenue)	5.00	7-1-2022	1,250,000	1,349,050
Platteville WI RDA University of Wisconsin Platteville Real Estate Foundation Incorporated (Education Revenue)	5.00	7-1-2032	1,500,000	1,590,210

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Wisconsin Tax-Free Fund	Portfolio of investments—June 30, 2017

Security name	Interest rate	Maturity date	Principal	Value

Wisconsin (continued)
Prairie du Chien WI RDA Series B (Miscellaneous Revenue)	1.65%	9-1-2020	$200,000	$202,048
Racine WI Elderly Housing Authority Wisconsin Housing Preservation Corporation (Housing Revenue, Johnson Bank LOC) ø	1.95	10-1-2042	1,500,000	1,500,000
Southeast Wisconsin CAB Professional Baseball Park District (Miscellaneous Revenue, National Insured) ¤	0.00	12-15-2017	500,000	497,830
Southeast Wisconsin Professional Baseball Park District Series A (Tax Revenue, National Insured)	5.50	12-15-2017	1,765,000	1,800,900
Southeast Wisconsin Professional Baseball Park District Series A (Tax Revenue, National Insured)	5.50	12-15-2018	380,000	404,552
Southeast Wisconsin Professional Baseball Park District Series A (Tax Revenue, National Insured)	5.50	12-15-2019	100,000	110,448
Southeast Wisconsin Professional Baseball Park District Series A (Tax Revenue, National Insured)	5.50	12-15-2021	2,000,000	2,355,600
Southeast Wisconsin Professional Baseball Park District Series A (Tax Revenue, National Insured)	5.50	12-15-2023	1,600,000	1,937,088
Southeast Wisconsin Professional Baseball Park District Series A (Tax Revenue, National Insured)	5.50	12-15-2026	2,435,000	3,007,712
Warrens WI CDA Economic Improvements (Miscellaneous Revenue)	5.10	11-1-2020	70,000	55,720
Warrens WI CDA Interim Workout Extension (Tax Revenue)	3.70	11-1-2029	181,751	110,026
Waukesha WI Housing Authority Preservation Corporation Project (Housing Revenue, Johnson Bank LOC) ø	1.95	12-1-2042	2,000,000	2,000,000
Waukesha WI RDA Welldall Manufacturing Incorporated Project (Industrial Development Revenue, U.S. Bank NA LOC)	2.65	12-1-2017	335,000	337,412
Waukesha WI RDA Welldall Manufacturing Incorporated Project (Industrial Development Revenue, U.S. Bank NA LOC)	4.00	12-1-2023	150,000	155,453
Waukesha WI RDA Welldall Manufacturing Incorporated Project (Industrial Development Revenue, U.S. Bank NA LOC)	4.20	12-1-2024	150,000	155,955
Waukesha WI RDA Welldall Manufacturing Incorporated Project (Industrial Development Revenue, U.S. Bank NA LOC)	4.25	12-1-2025	250,000	259,930
Weston WI CDA Series A (Miscellaneous Revenue) %%	1.25	10-1-2018	250,000	249,728
Weston WI CDA Series A (Miscellaneous Revenue) %%	1.40	10-1-2019	625,000	623,556
Weston WI CDA Series A (Miscellaneous Revenue) %%	1.50	10-1-2020	500,000	498,355
Weston WI CDA Series A (Miscellaneous Revenue) %%	1.60	10-1-2021	340,000	338,521
Weston WI CDA Series A (Miscellaneous Revenue) %%	1.75	10-1-2022	200,000	198,836
Weston WI CDA Series A (Miscellaneous Revenue) %%	1.90	10-1-2023	100,000	99,301
Weston WI CDA Series A (Miscellaneous Revenue) %%	2.00	10-1-2024	625,000	619,581
Weston WI CDA Series A (Miscellaneous Revenue) %%	2.15	10-1-2025	615,000	608,801
Weston WI CDA Series A (Miscellaneous Revenue) %%	2.25	10-1-2026	940,000	930,506
Weston WI CDA Series A (Miscellaneous Revenue) %%	2.40	10-1-2027	570,000	563,228
Weston WI CDA Series A (Miscellaneous Revenue)	5.25	10-1-2020	720,000	722,765
Wisconsin Center District CAB (Tax Revenue, National Insured) ¤	0.00	12-15-2019	275,000	263,178
Wisconsin Center District CAB (Tax Revenue, AGM Insured) ¤	0.00	12-15-2030	295,000	199,473
Wisconsin Center District CAB Senior Dedicated Milwaukee Arena Project Series A (Tax Revenue, Build America Mutual Assurance Company Insured) ¤	0.00	12-15-2033	2,985,000	1,651,451
Wisconsin Center District Junior Dedicated Bond (Tax Revenue, AGM Insured)	5.25	12-15-2018	65,000	68,751
Wisconsin Center District Junior Dedicated Bond (Tax Revenue, AGM Insured)	5.25	12-15-2019	500,000	546,180
Wisconsin Center District Junior Dedicated Bond (Tax Revenue, AGM Insured)	5.25	12-15-2023	2,150,000	2,486,260
Wisconsin Center District Junior Dedicated Bond (Tax Revenue, AGM Insured)	5.25	12-15-2027	1,005,000	1,191,578
Wisconsin Center District Junior Dedicated Bond Series A (Tax Revenue)	5.00	12-15-2022	730,000	828,287
Wisconsin Center District Junior Dedicated Bond Series A (Tax Revenue)	5.00	12-15-2030	2,100,000	2,304,582
Wisconsin Center District Milwaukee Arena Project (Tax Revenue)	4.00	12-15-2032	1,100,000	1,163,657

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—June 30, 2017	Wells Fargo Wisconsin Tax-Free Fund	13

Security name	Interest rate	Maturity date	Principal	Value

Wisconsin (continued)
Wisconsin Center District Milwaukee Arena Project (Tax Revenue)	4.00%	12-15-2033	$920,000	$970,315
Wisconsin Center District Milwaukee Arena Project (Tax Revenue)	4.00	12-15-2034	2,000,000	2,099,860
Wisconsin Center District CAB Series A (Tax Revenue, National Insured) ¤	0.00	12-15-2027	100,000	75,254
Wisconsin HEFA Bellin Memorial Hospital Obligated Group (Health Revenue)	3.00	12-1-2019	1,475,000	1,532,968
Wisconsin HEFA Bellin Memorial Hospital Obligated Group (Health Revenue)	4.00	12-1-2035	1,000,000	1,046,120
Wisconsin HEFA Bellin Memorial Hospital Obligated Group (Health Revenue)	5.00	12-1-2025	1,500,000	1,768,350
Wisconsin HEFA Bellin Memorial Hospital Obligated Group (Health Revenue)	5.00	12-1-2026	1,740,000	2,035,156
Wisconsin HEFA Bellin Memorial Hospital Obligated Group (Health Revenue, Ambac Insured)	5.50	2-15-2019	25,000	25,717
Wisconsin HEFA Monroe Clinic Incorporated (Health Revenue) ##	4.00	2-15-2031	900,000	953,109
Wisconsin HEFA Monroe Clinic Incorporated (Health Revenue) ##	4.00	2-15-2033	550,000	575,630
Wisconsin HEFA Rogers Memorial Hospital Incorporated Series B (Health Revenue) ##	5.00	7-1-2044	3,250,000	3,473,405
Wisconsin Housing & EDA (Housing Revenue, FHA Insured)	6.10	6-1-2021	45,000	45,985
Wisconsin Housing & EDA AMT Series A (Housing Revenue)	4.63	11-1-2037	25,000	25,014
Wisconsin Housing & EDA AMT Series A (Housing Revenue)	4.75	5-1-2037	255,000	255,171
Wisconsin Housing & EDA Madison Pool Project Series A (Housing Revenue)	4.55	7-1-2037	165,000	170,768
Wisconsin Housing & EDA Madison Pool Project Series A (Housing Revenue)	4.70	7-1-2047	2,300,000	2,466,957
Wisconsin Housing & EDA Madison Pool Project Series A (Housing Revenue)	4.85	7-1-2052	3,000,000	3,083,730
Wisconsin Housing & EDA President House Project (Housing Revenue, Associated Trust Company NA LOC) ø	1.07	8-1-2046	1,680,000	1,680,000
Wisconsin Housing & EDA Series A (Housing Revenue)	0.90	12-1-2017	50,000	49,996
Wisconsin Housing & EDA Series A (Housing Revenue)	1.15	6-1-2018	55,000	55,043
Wisconsin Housing & EDA Series A (Housing Revenue)	1.25	12-1-2018	55,000	55,094
Wisconsin Housing & EDA Series A (Housing Revenue)	1.55	12-1-2019	55,000	55,335
Wisconsin Housing & EDA Series A (Housing Revenue)	1.95	12-1-2020	55,000	55,797
Wisconsin Housing & EDA Series A (Housing Revenue)	3.00	5-1-2022	100,000	104,871
Wisconsin Housing & EDA Series A (Housing Revenue)	3.00	11-1-2022	125,000	131,553
Wisconsin Housing & EDA Series A (Housing Revenue)	4.05	12-1-2049	800,000	821,392
Wisconsin Housing & EDA Series A (Housing Revenue)	5.75	11-1-2043	2,835,000	2,967,366
Wisconsin Housing & EDA Series C (Housing Revenue)	3.25	12-1-2036	785,000	741,574
Wisconsin Housing & EDA Series C (Housing Revenue)	3.88	11-1-2035	1,000,000	1,023,060
Wisconsin Oneida Tribe of Indians (Tax Revenue) 144A	5.50	2-1-2021	425,000	460,750

				112,944,325

Total Municipal Obligations (Cost $151,624,019)				155,190,034

Total investments in securities (Cost $151,624,019) *	100.42%	155,190,034
Other assets and liabilities, net	(0.42)	(649,546)

Total net assets	100.00%	$154,540,488

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Wisconsin Tax-Free Fund	Portfolio of investments—June 30, 2017

¤	The security is issued in zero coupon form with no periodic interest payments.

±	Variable rate investment. The rate shown is the rate in effect at period end.

(s)	The security is currently in default with regards to scheduled interest and/or principal payments. The Fund has stopped accruing interest on the security.

144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.

ø	Variable rate demand notes are subject to a demand feature which reduces the effective maturity. The maturity date shown represents the final maturity date of the security. The interest rate is determined and reset by the issuer daily, weekly, or monthly depending upon the terms of the security. The rate shown is the rate in effect at period end.

%%	The security is issued on a when-issued basis.

##	All or a portion of this security is segregated for when-issued securities.

*	Cost for federal income tax purposes is $151,623,534 and unrealized gains (losses) consists of:

Gross unrealized gains	$4,326,022
Gross unrealized losses	(759,522)

Net unrealized gains	$3,566,500

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities—June 30, 2017	Wells Fargo Wisconsin Tax-Free Fund	15

Assets
Investments in unaffiliated securities, at value (cost $151,624,019)	$155,190,034
Cash	3,227,016
Receivable for investments sold	50,000
Receivable for Fund shares sold	90,167
Receivable for interest	1,562,896
Prepaid expenses and other assets	64,869

Total assets	160,184,982

Liabilities
Distributions payable	26,611
Payable for investments purchased	5,034,594
Payable for Fund shares redeemed	443,493
Management fee payable	32,899
Distribution fee payable	6,421
Administration fees payable	20,828
Accrued expenses and other liabilities	79,648

Total liabilities	5,644,494

Total net assets	$154,540,488

NET ASSETS CONSIST OF
Paid-in capital	$151,577,693
Overdistributed net investment income	(10,724)
Accumulated net realized losses on investments	(592,496)
Net unrealized gains on investments	3,566,015

Total net assets	$154,540,488

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE
Net assets – Class A	$131,517,946
Shares outstanding – Class A1	12,139,885
Net asset value per share – Class A	$10.83
Maximum offering price per share – Class A2	$11.34
Net assets – Class C	$9,449,141
Shares outstanding – Class C1	872,248
Net asset value per share – Class C	$10.83
Net assets – Institutional Class	$13,573,401
Shares outstanding – Institutional Class[1]	1,252,949
Net asset value per share – Institutional Class	$10.83

[1]	The Fund has an unlimited number of authorized shares.

[2]	Maximum offering price is computed as 100/95.50 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Wisconsin Tax-Free Fund	Statement of operations—year ended June 30, 2017

Investment income
Interest	$5,062,239

Expenses
Management fee	650,071
Administration fees
Class A	236,129
Class C	16,573
Institutional Class	3,663 [1]
Shareholder servicing fees
Class A	368,952
Class C	25,895
Distribution fee
Class C	77,684
Custody and accounting fees	7,002
Professional fees	47,552
Registration fees	51,961
Shareholder report expenses	54,762
Trustees’ fees and expenses	21,597
Other fees and expenses	8,787

Total expenses	1,570,628
Less: Fee waivers and/or expense reimbursements	(363,562)

Net expenses	1,207,066

Net investment income	3,855,173

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized losses on investments	(594,954)
Net change in unrealized gains (losses) on investments	(4,361,846)

Net realized and unrealized gains (losses) on investments	(4,956,800)

Net decrease in net assets resulting from operations	$(1,101,627)

[1]	For the period from October 31, 2016 (commencement of class operations) to June 30, 2017

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets	Wells Fargo Wisconsin Tax-Free Fund	17

	Year ended June 30, 2017		Year ended June 30, 2016

Operations
Net investment income		$3,855,173		$3,620,411
Net realized gains (losses) on investments		(594,954)		196,798
Net change in unrealized gains (losses) on investments		(4,361,846)		4,774,120

Net increase (decrease) in net assets resulting from operations		(1,101,627)		8,591,329

Distributions to shareholders from
Net investment income
Class A		(3,557,019)		(2,546,869)
Class C		(172,568)		(164,380)
Institutional Class		(125,586)[1]		N/A
Investor Class		N/A		(909,162)[2]
Net realized gains
Class A		(142,177)		(46,148)
Class C		(9,882)		(3,206)
Institutional Class		(994)[1]		N/A

Total distributions to shareholders		(4,008,226)		(3,669,765)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	1,860,008	20,164,339	14,703,085	160,926,790
Class C	91,778	1,003,341	130,742	1,437,094
Institutional Class	1,421,443 [1]	15,229,319 [1]	N/A	N/A
Investor Class	N/A	N/A	505,794 [2]	5,498,632 [2]

		36,396,999		167,862,516

Reinvestment of distributions
Class A	307,156	3,331,908	211,387	2,330,732
Class C	16,607	179,986	15,074	165,617
Institutional Class	11,725 [1]	126,578 [1]	N/A	N/A
Investor Class	N/A	N/A	59,864 [2]	650,999 [2]

		3,638,472		3,147,348

Payment for shares redeemed
Class A	(4,403,681)	(47,523,168)	(2,737,029)	(30,185,352)
Class C	(217,008)	(2,352,650)	(173,105)	(1,899,783)
Institutional Class	(180,219)[1]	(1,937,935)[1]	N/A	N/A
Investor Class	N/A	N/A	(12,142,203)[2]	(132,592,719)[2]

		(51,813,753)		(164,677,854)

Net increase (decrease) in net assets resulting from capital share transactions		(11,778,282)		6,332,010

Total increase (decrease) in net assets		(16,888,135)		11,253,574

Net assets
Beginning of period		171,428,623		160,175,049

End of period		$154,540,488		$171,428,623

Overdistributed net investment income		$(10,724)		$(10,499)

[1]	For the period from October 31, 2016 (commencement of class operations) to June 30, 2017

[2]	For the period from July 1, 2015 to October 23, 2015. Effective at the close of business on October 23, 2015, Investor Class shares were converted to Class A shares and are no longer offered by the Fund.

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Wisconsin Tax-Free Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended June 30
CLASS A	2017	2016	2015	2014	2013
Net asset value, beginning of period	$11.16	$10.83	$10.96	$10.86	$11.09
Net investment income	0.26	0.25	0.24	0.33	0.27
Net realized and unrealized gains (losses) on investments	(0.32)	0.33	(0.02)	0.18	(0.22)

Total from investment operations	(0.06)	0.58	0.22	0.51	0.05
Distributions to shareholders from
Net investment income	(0.26)	(0.25)	(0.24)	(0.33)	(0.27)
Net realized gains	(0.01)	(0.00)[1]	(0.11)	(0.08)	(0.01)

Total distributions to shareholders	(0.27)	(0.25)	(0.35)	(0.41)	(0.28)
Net asset value, end of period	$10.83	$11.16	$10.83	$10.96	$10.86
Total return[2]	(0.48)%	5.44%	2.07%	4.80%	0.46%
Ratios to average net assets (annualized)
Gross expenses	0.93%	0.94%	0.90%	0.92%	0.90%
Net expenses	0.70%	0.70%	0.70%	0.70%	0.70%
Net investment income	2.41%	2.26%	2.22%	3.02%	2.44%
Supplemental data
Portfolio turnover rate	27%	16%	28%	25%	31%
Net assets, end of period (000s omitted)	$131,518	$160,480	$23,824	$19,825	$25,641

[1]	Amount is less than $0.005.

[2]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Wisconsin Tax-Free Fund	19

(For a share outstanding throughout each period)

	Year ended June 30
CLASS C	2017	2016	2015	2014	2013
Net asset value, beginning of period	$11.16	$10.83	$10.96	$10.86	$11.09
Net investment income	0.18	0.17	0.16	0.25	0.19
Net realized and unrealized gains (losses) on investments	(0.32)	0.33	(0.02)	0.18	(0.22)

Total from investment operations	(0.14)	0.50	0.14	0.43	(0.03)
Distributions to shareholders from
Net investment income	(0.18)	(0.17)	(0.16)	(0.25)	(0.19)
Net realized gains	(0.01)	(0.00)[1]	(0.11)	(0.08)	(0.01)

Total distributions to shareholders	(0.19)	(0.17)	(0.27)	(0.33)	(0.20)
Net asset value, end of period	$10.83	$11.16	$10.83	$10.96	$10.86
Total return[2]	(1.22)%	4.66%	1.31%	4.02%	(0.29)%
Ratios to average net assets (annualized)
Gross expenses	1.68%	1.68%	1.65%	1.67%	1.65%
Net expenses	1.45%	1.45%	1.45%	1.45%	1.45%
Net investment income	1.67%	1.52%	1.47%	2.28%	1.69%
Supplemental data
Portfolio turnover rate	27%	16%	28%	25%	31%
Net assets, end of period (000s omitted)	$9,449	$10,949	$10,923	$10,431	$12,094

[1]	Amount is less than $0.005.

[2]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Wisconsin Tax-Free Fund	Financial highlights

(For a share outstanding throughout the period)

INSTITUTIONAL CLASS	Year ended June 30, 2017[1]
Net asset value, beginning of period	$10.99
Net investment income	0.20
Net realized and unrealized gains (losses) on investments	(0.15)

Total from investment operations	0.05
Distributions to shareholders from
Net investment income	(0.20)
Net realized gains	(0.01)

Total distributions to shareholders	(0.21)
Net asset value, end of period	$10.83
Total return[2]	0.44%
Ratios to average net assets (annualized)
Gross expenses	0.54%
Net expenses	0.52%
Net investment income	2.74%
Supplemental data
Portfolio turnover rate	27%
Net assets, end of period (000s omitted)	$13,573

[1]	For the period from October 31, 2016 (commencement of class operations) to June 30, 2017

[2]	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Notes to financial statements	Wells Fargo Wisconsin Tax-Free Fund	21

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Wisconsin Tax-Free Fund (the “Fund”) which is a non-diversified series of the Trust.

Effective at the close of business on October 23, 2015, Investor Class shares were converted to Class A shares and are no longer offered by the Fund. Information for Investor Class shares reflected in the financial statements represents activity through October 23, 2015.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.

Debt securities are valued at the evaluated bid price provided by an independent pricing service or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Fund. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Management Valuation Team of Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Management Valuation Team which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market values, to assess the continued appropriateness of the fair valuation methodologies used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the inputs considered in the valuation process until there is a readily available price provided on an exchange or by an independent pricing service. Valuations received from an independent pricing service or independent broker-dealer quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the manager and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

When-issued transactions

The Fund may purchase securities on a forward commitment or when-issued basis. The Fund records a when-issued transaction on the trade date and will segregate assets in an amount at least equal in value to the Fund’s commitment to purchase when-issued securities. Securities purchased on a when-issued basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily based on the effective interest method. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has been determined

22	Wells Fargo Wisconsin Tax-Free Fund	Notes to financial statements

to be doubtful based on consistently applied procedures and the fair value has decreased. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

Distributions to shareholders

Distributions to shareholders from net investment income are accrued daily and paid monthly. Distributions from net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior the Fund’s fiscal year end may be categorized as a tax return of capital.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable and tax-exempt income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. At June 30, 2017, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Overdistributed net investment income	Accumulated net realized losses on investments
$(225)	$225

As of June 30, 2017, the Fund had capital loss carryforwards which consist of $8,353 in short-term capital losses.

As of June 30, 2017, the Fund had current year net deferred post-October capital losses consisting of $584,622 in short-term losses which will be recognized on the first day of the following fiscal year.

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

∎	Level 1 – quoted prices in active markets for identical securities

∎	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

∎	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Notes to financial statements	Wells Fargo Wisconsin Tax-Free Fund	23

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of June 30, 2017:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:

Municipal obligations	$0	$155,190,034	$0	$155,190,034

The Fund recognizes transfers between levels within the fair value hierarchy at the end of the reporting period. At June 30, 2017, the Fund did not have any transfers into/out of Level 1, Level 2, or Level 3.

4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES

Management fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”), is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser, providing fund-level administrative services in connection with the Fund’s operations, and providing any other fund-level administrative services reasonably necessary for the operation of the Fund. As compensation for its services under the investment management agreement, Funds Management is entitled to receive an annual management fee starting at 0.40% and declining to 0.28% as the average daily net assets of the Fund increase. For the year ended June 30, 2017, the management fee was equivalent to an annual rate of 0.40% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. Wells Capital Management Incorporated, an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.20% and declining to 0.10% as the average daily net assets of the Fund increase.

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:

Class-level administration fee
Class A, Class C	0.16%
Institutional Class	0.08

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses. Funds Management has committed through October 31, 2017 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 0.70% for Class A shares, 1.45% for Class C shares, and 0.52% for Institutional Class shares. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

During the year ended June 30, 2017, State Street Bank and Trust Company, the Fund’s custodian, reimbursed the Fund $152 for certain out-of-pocket expenses that were billed to the Fund in error from 1998-2015. This amount is included in interest income on the Statement of Operations. In addition, Funds Management was also reimbursed $3,045 for waivers/reimbursements it made to the Fund during the period the Fund was erroneously billed.

24	Wells Fargo Wisconsin Tax-Free Fund	Notes to financial statements

Distribution fee

The Trust has adopted a distribution plan for Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class C shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares.

In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the year ended June 30, 2017, Funds Distributor received $1,683 from the sale of Class A shares. No contingent deferred sales charges were incurred by Class A and Class C shares for the year ended June 30, 2017.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A and Class C of the Fund are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended June 30, 2017 were $40,403,107 and $44,262,270, respectively.

The Fund may purchase or sell investment securities to other Wells Fargo affiliates pursuant to Rule 17a-7 of the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices. Interfund trades are included within the respective purchases and sales amounts shown.

6. BANK BORROWINGS

The Trust (excluding the money market funds and certain other funds) and Wells Fargo Variable Trust are parties to a $250,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund. Prior to August 30, 2016, the revolving credit agreement amount was $200,000,000 and the annual commitment fee was equal to 0.20% of the unused balance which was allocated to each participating fund.

For the year ended June 30, 2017, there were no borrowings by the Fund under the agreement.

7. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended June 30, 2017 and June 30, 2016 were as follows:

	Year ended June 30
	2017	2016
Ordinary income	$152,828	$140
Tax-exempt income	3,855,398	3,620,411
Long-term capital gain	0	49,214

As of June 30, 2017, the components of distributable earnings on a tax basis were as follows:

Undistributed tax-exempt income	Unrealized gains	Post-October capital losses deferred	Capital loss carryforward
$15,881	$3,566,500	$(584,622)	$(8,353)

8. CONCENTRATION RISK

The Fund invests a substantial portion of its assets in issuers of municipal debt securities located in a single state or territories of the U.S. Therefore, it may be more affected by economic and political developments in that state or region than would be a comparable general tax-exempt fund.

Notes to financial statements	Wells Fargo Wisconsin Tax-Free Fund	25

9. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

10. REGULATORY CHANGES

In October 2016, the Securities and Exchange Commission (“SEC”) adopted new rules and forms and amended existing rules and forms (together, “final rules”) intended to modernize and enhance the reporting and disclosure of information by registered investment companies and to enhance liquidity risk management by open-end mutual funds and exchange-traded funds. The final rules will enhance the quality of information available to investors and will allow the SEC to more effectively collect and use data reported by funds. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in the Fund’s financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management has evaluated the amendments to Regulation S-X and its adoption will result in enhanced financial disclosures in the Fund’s financial statements. Management continues to evaluate the reporting requirements for the new form types (compliance date is June 1, 2018) and the implementation of the liquidity risk management program (compliance date is December 1, 2018).

26	Wells Fargo Wisconsin Tax-Free Fund	Report of independent registered public accounting firm

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Wells Fargo Wisconsin Tax-Free Fund (the “Fund”), one of the funds constituting the Wells Fargo Funds Trust, as of June 30, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2017, by correspondence with custodians and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Wisconsin Tax-Free Fund as of June 30, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

August 25, 2017

Other information (unaudited)	Wells Fargo Wisconsin Tax-Free Fund	27

TAX INFORMATION

For the fiscal year ended June 30, 2017, $152,828 has been designated as short-term capital gain dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.

Pursuant to Section 852 of the Internal Revenue Code, 100% of distributions paid from net investment income is designated as exempt-interest dividends for the fiscal year ended June 30, 2017.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wellsfargofunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at wellsfargofunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available monthly on the Fund’s website (wellsfargofunds.com), on a one-month delayed basis. In addition, top ten holdings information (excluding derivative positions) for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

28	Wells Fargo Wisconsin Tax-Free Fund	Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 148 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Board member of the Forté Foundation (non-profit organization) and the Vincent Memorial Hospital Endowment (non-profit organization), where he serves on the Investment Committee and as a Chair of the Audit Committee. Mr. Ebsworth is a CFA® charterholder.	Asset Allocation Trust
Jane A. Freeman (Born 1953)	Trustee, since 2015	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is a Board Member of Ruth Bancroft Garden (non-profit organization) and an inactive chartered financial analyst.	Asset Allocation Trust
Peter G. Gordon** (Born 1942)	Trustee, since 1998; Chairman, since 2005	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College.	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (charter school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust

Other information (unaudited)	Wells Fargo Wisconsin Tax-Free Fund	29

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust
Timothy J. Penny (Born 1951)	Trustee, since 1996: Vice Chairman, since 2017	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Trustee of the Evergreen Funds complex (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

**	Peter Gordon is expected to retire on December 31, 2017.

Advisory Board Members

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer	Current other public company or investment company directorships
James G. Polisson (Born 1959)	Advisory Board Member, since 2017	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors (Blackrock) from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Prior thereto, Vice President, Fidelity Retail Mutual Fund Group from 1996 to 1998 and Risk Management Practice Manager, Fidelity Consulting from 1995 to 1996. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	Asset Allocation Trust
Pamela Wheelock (Born 1959)	Advisory Board Member, since 2017	Chief Operating Officer, Twin Cities Habitat for Humanity, since January, 2017. Vice President of University Services, University of Minnesota from 2012 to 2017. Prior thereto, Interim President and Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2010 to 2011, Chairman of the Board from 2009 to 2011 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently on the Board of Directors, Governance Committee and Finance Committee, for the Minnesota Philanthropy Partners (Saint Paul Foundation) since 2012 and Board Chair of the Minnesota Wild Foundation since 2010.	Asset Allocation Trust

30	Wells Fargo Wisconsin Tax-Free Fund	Other information (unaudited)

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.
Nancy Wiser[1] (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Officer, since 2003	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Assistant General Counsel of Wells Fargo Bank, N.A. since 2013 and Vice President and Managing Counsel of Wells Fargo Bank, N.A. from 1996 to 2013.
Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Senior Vice President and Chief Compliance Officer since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.
Jeremy DePalma[1] (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

[1]	Nancy Wiser acts as Treasurer of 69 funds in the Fund Complex. Jeremy DePalma acts as Treasurer of 79 funds and Assistant Treasurer of 69 funds in the Fund Complex.

[2]	The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wellsfargofunds.com.

Other information (unaudited)	Wells Fargo Wisconsin Tax-Free Fund	31

BOARD CONSIDERATION OF INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS:

Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”) must determine annually whether to approve the continuation of the Trust’s investment management and sub-advisory agreements. In this regard, at an in-person meeting held on May 16-17, 2017 (the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment management and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for Wells Fargo Wisconsin Tax-Free Fund (the “Fund”): (i) an investment management agreement (the “Management Agreement”) with Wells Fargo Funds Management, LLC (“Funds Management”); and (ii) an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Wells Capital Management Incorporated (the “Sub-Adviser”), an affiliate of Funds Management. The Management Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.”

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at an in-person meeting in April 2017, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2017. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable. The Board considered the approval of the Advisory Agreements for the Fund as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included a description of the investment advisory services and Fund-level administrative services covered by the Management Agreement, as well as, among other things, a summary of the background and experience of senior management of Funds Management, a summary of certain organizational and personnel changes involving Funds Management and the Sub-Adviser, and a description of Funds Management’s and the Sub-Adviser’s business continuity planning programs and of their approaches to data privacy and cybersecurity. The Board also considered the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund.

The Board evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates.

Fund performance and expenses

The Board considered the performance results for the Fund over various time periods ended December 31, 2016. The Board considered these results in comparison to the performance of funds in a universe that was determined by

32	Wells Fargo Wisconsin Tax-Free Fund	Other information (unaudited)

Broadridge Inc. (“Broadridge”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe. The Board noted that the performance of the Fund (Class A) was lower than the average performance of the Universe for all periods under review except the ten-year period. The Board also noted that the performance of the Fund was lower than its benchmark, the Bloomberg Barclays Municipal Bond Index, for all periods under review.

The Board received information concerning, and discussed factors contributing to, the underperformance of the Fund relative to the Universe and benchmark for the periods identified above. The Board took note of the explanations for the relative underperformance during these periods, including with respect to investment decisions and market factors that affected the Fund’s performance.

The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Broadridge to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and to report data with respect to a new share class launched in 2016. The Board also received an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year. Based on the Broadridge reports, the Board noted that the net operating expense ratios of the Fund were lower than the median net operating expense ratios of the expense Groups for all share classes.

The Board took into account the Fund performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreements.

Investment management and sub-advisory fee rates

The Board reviewed and considered the contractual fee rates payable by the Fund to Funds Management under the Management Agreement, as well as the contractual fee rates payable by the Fund to Funds Management for class-level administrative services under a Class-Level Administration Agreement, which include, among other things, class-level transfer agency and sub-transfer agency costs (collectively, the “Management Rates”). The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Adviser for investment sub-advisory services.

Among other information reviewed by the Board was a comparison of the Fund’s Management Rates with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the funds in the expense Groups. The Board noted that the Management Rates of the Fund were lower than or equal to the sum of these average rates for the Fund’s expense Groups for all share classes.

The Board also received and considered information about the portion of the total management fee that was retained by Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. Given the affiliation between Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of fees between them.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing mutual funds compared with those associated with managing assets of non-mutual fund clients such as institutional separate accounts.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Funds Management under the Management Agreement and to the Sub-Adviser under the Sub-Advisory Agreement was reasonable.

Profitability

The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of Wells Fargo as a whole, from providing services to the Fund and the fund family as a whole. The Board also received and considered information concerning the profitability of the Sub-Adviser from providing services to the fund family as a whole, noting that the Sub-Adviser’s profitability information with respect to providing services to the Fund was subsumed in the Wells Fargo and Funds Management profitability analysis.

Other information (unaudited)	Wells Fargo Wisconsin Tax-Free Fund	33

Funds Management reported on the methodologies and estimates used in calculating profitability, including a description of the methodology used to allocate certain expenses. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size and type of fund. Based on its review, the Board did not deem the profits reported by Funds Management or Wells Fargo from its services to the Fund to be at a level that would prevent it from approving the continuation of the Advisory Agreements.

Economies of scale

With respect to possible economies of scale, the Board noted the existence of breakpoints in the Fund’s management fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size. It considered that, for a small fund or a fund that shrinks in size, breakpoints conversely can result in higher fee levels. The Board also considered that in addition to management fee breakpoints, competitive management fee rates set at the outset without regard to breakpoints and fee waiver and expense reimbursement arrangements are means of sharing potential economies of scale with shareholders of the Fund. The Board considered Funds Management’s view, which Funds Management indicated was supported by independent third-party industry studies which were summarized for the Board, that any analyses of potential economies of scale in managing a particular fund are inherently limited in light of the joint and common costs and investments that Funds Management incurs across the fund family as a whole.

The Board concluded that the Fund’s fee and expense arrangements, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.

Other benefits to Funds Management and the Sub-Adviser

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund. The Board noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser, fees earned by Funds Management and the Sub-Adviser from managing a private investment vehicle for the fund family’s securities lending collateral and commissions earned by an affiliated broker from portfolio transactions.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.

Conclusion

At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable.

34	Wells Fargo Wisconsin Tax-Free Fund	List of abbreviations

The following is a list of common abbreviations for terms and entities that may have appeared in this report.

ACA	— ACA Financial Guaranty Corporation
ADR	— American depositary receipt
ADS	— American depositary shares
AGC	— Assured Guaranty Corporation
AGM	— Assured Guaranty Municipal
Ambac	— Ambac Financial Group Incorporated
AMT	— Alternative minimum tax
AUD	— Australian dollar
BAN	— Bond anticipation notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazilian real
CAB	— Capital appreciation bond
CAD	— Canadian dollar
CCAB	— Convertible capital appreciation bond
CDA	— Community Development Authority
CDO	— Collateralized debt obligation
CHF	— Swiss franc
CLO	— Collateralized loan obligation
CLP	— Chilean peso
COP	— Colombian peso
DKK	— Danish krone
DRIVER	— Derivative inverse tax-exempt receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-traded fund
EUR	— Euro
FDIC	— Federal Deposit Insurance Corporation
FFCB	— Federal Farm Credit Banks
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Administration
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British pound
GDR	— Global depositary receipt
GNMA	— Government National Mortgage Association
GO	— General obligation
HCFR	— Healthcare facilities revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher education facilities authority revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong dollar
HUD	— Department of Housing and Urban Development
HUF	— Hungarian forint
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Indonesian rupiah
IEP	— Irish pound
JPY	— Japanese yen
KRW	— Republic of Korea won
LIBOR	— London Interbank Offered Rate
LIFER	— Long Inverse Floating Exempt Receipts
LIQ	— Liquidity agreement
LLC	— Limited liability company
LLLP	— Limited liability limited partnership
LLP	— Limited liability partnership
LOC	— Letter of credit
LP	— Limited partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multifamily housing revenue
MSTR	— Municipal securities trust receipts
MTN	— Medium-term note
MUD	— Municipal Utility District
MXN	— Mexican peso
MYR	— Malaysian ringgit
National	— National Public Finance Guarantee Corporation
NGN	— Nigerian naira
NOK	— Norwegian krone
NZD	— New Zealand dollar
PCFA	— Pollution Control Financing Authority
PCL	— Public Company Limited
PCR	— Pollution control revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable floating option tax-exempt receipts
PJSC	— Public Joint Stock Company
plc	— Public limited company
PLN	— Polish zloty
PUTTER	— Puttable tax-exempt receipts
R&D	— Research & development
Radian	— Radian Asset Assurance
RAN	— Revenue anticipation notes
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real estate investment trust
ROC	— Reset option certificates
RON	— Romanian lei
RUB	— Russian ruble
SAVRS	— Select auction variable rate securities
SBA	— Small Business Authority
SDR	— Swedish depositary receipt
SEK	— Swedish krona
SFHR	— Single-family housing revenue
SFMR	— Single-family mortgage revenue
SGD	— Singapore dollar
SPA	— Standby purchase agreement
SPDR	— Standard & Poor’s Depositary Receipts
SPEAR	— Short Puttable Exempt Adjustable Receipts
STRIPS	— Separate trading of registered interest and
principal securities
TAN	— Tax anticipation notes
TBA	— To be announced
THB	— Thai baht
TIPS	— Treasury inflation-protected securities
TRAN	— Tax revenue anticipation notes
TRY	— Turkish lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
ZAR	— South African rand

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For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, email, visit the Fund’s website, or call:

Wells Fargo Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: fundservice@wellsfargo.com

Website: wellsfargofunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals:
1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wellsfargofunds.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Asset Management (WFAM) is a trade name used by the asset management businesses of Wells Fargo & Company. Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the funds. The funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA, an affiliate of Wells Fargo & Company. Neither Wells Fargo Funds Management nor Wells Fargo Funds Distributor has Fund customer accounts/assets, and neither provides investment advice/recommendations or acts as an investment advice fiduciary to any investor.

NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

© 2017 Wells Fargo Funds Management, LLC. All rights reserved.

304901 08-17 A259/AR259 06-17

ITEM 2.	CODE OF ETHICS,

(a) As of the end of the period covered by the report, Wells Fargo Funds Trust has adopted a code of ethics that applies to its President and Treasurer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

(c) During the period covered by this report, there were no amendments to the provisions of the code of ethics adopted in Item 2(a) above.

(d) During the period covered by this report, there were no implicit or explicit waivers to the provisions of the code of ethics adopted in Item 2(a) above.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The Board of Trustees of Wells Fargo Funds Trust has determined that Judith Johnson is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mrs. Johnson is independent for purposes of Item 3 of Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a), (b), (c), (d) The following table presents aggregate fees billed in each of the last two fiscal years for services rendered to the Registrant by the Registrant’s principal accountant. These fees were billed to the registrant and were approved by the Registrant’s audit committee.

	Fiscal year ended June 30, 2017	Fiscal year ended June 30, 2016
Audit fees	$614,628	$619,678
Audit-related fees	—	—
Tax fees (1)	36,670	37,755
All other fees	—	—

	$651,298	$657,433

(1)	Tax fees consist of fees for tax compliance, tax advice, tax planning and excise tax.

(e) The Chairman of the Audit Committees is authorized to pre-approve: (1) audit services for the mutual funds of Wells Fargo Funds Trust; (2) non-audit tax or compliance consulting or training services provided to the Funds by the independent auditors (“Auditors”) if the fees for any particular engagement are not anticipated to exceed $50,000; and (3) non-audit tax or compliance consulting or training services provided by the Auditors to a Fund’s investment adviser and its controlling entities (where pre-approval is required because the engagement relates directly to the operations and financial reporting of the Fund) if the fee to the Auditors for any particular engagement is not anticipated to exceed $50,000. For any such pre-approval sought from the Chairman, Management shall prepare a brief description of the proposed services. If the Chairman approves of such service, he or she shall sign the statement prepared by Management. Such written statement shall be presented to the full Committees at their next regularly scheduled meetings.

(f) Not applicable

(g) Not applicable

(h) Not applicable

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6.	INVESTMENTS

Wells Fargo Intermediate Tax/AMT-Free Fund, Wells Fargo Municipal Bond Fund, and Wells Fargo Ultra Short-Term Municipal Income Fund included a Summary Portfolio of Investments under Item 1. A Portfolio of Investments for each of Wells Fargo Intermediate Tax/AMT-Free Fund, Wells Fargo Municipal Bond Fund, and Wells Fargo Ultra Short-Term Municipal Income Fund are filed under this Item.

Portfolio of investments—June 30, 2017	Wells Fargo Intermediate Tax/AMT-Free Fund	1

Security name	Interest rate	Maturity date	Principal	Value

Municipal Obligations: 99.01%

Alabama: 0.22%
Alabama Public School & College Authority Capital Improvement (Tax Revenue)	5.00%	12-1-2017	$2,640,000	$2,686,147
Jefferson County AL Series A (GO Revenue)	4.90	4-1-2021	2,715,000	2,824,659

				5,510,806

Alaska: 0.17%
Alaska Railroad Corporation Series A (Miscellaneous Revenue, National Insured)	5.00	8-1-2020	3,245,000	3,256,779
Valdez AK Marine Terminal BP Pipelines Project Series B (Industrial Development Revenue)	5.00	1-1-2021	1,000,000	1,107,080

				4,363,859

Arizona: 1.69%
Arizona Refunding Certificate of Participation (Miscellaneous Revenue)	5.00	9-1-2027	3,040,000	3,629,699
Arizona Sports & Tourism Authority Series A (Tax Revenue)	4.00	7-1-2020	1,365,000	1,443,365
Arizona Sports & Tourism Authority Series A (Tax Revenue)	5.00	7-1-2021	795,000	882,100
Arizona Sports & Tourism Authority Series A (Tax Revenue)	5.00	7-1-2022	1,000,000	1,129,950
Estrella Mountain Ranch AZ Community Facilities District Refunding Bond (GO Revenue, AGM Insured)	5.00	7-15-2025	585,000	689,306
Maricopa County AZ Elementary School District #28 Kyrene Elementary School Project 2010 Series B (GO Revenue)	4.50	7-1-2024	1,575,000	1,812,573
Maricopa County AZ Elementary School District #28 Kyrene Elementary School Project 2010 Series B (GO Revenue)	4.50	7-1-2025	1,270,000	1,449,553
Maricopa County AZ Elementary School District #28 Kyrene Elementary School Project 2010 Series B (GO Revenue)	5.00	7-1-2027	420,000	495,495
Maricopa County AZ Elementary School District #28 Kyrene Elementary School Project 2010 Series B (GO Revenue)	5.50	7-1-2029	960,000	1,163,386
McAllister AZ Arizona State University Hassayampa Academic Village Project (Education Revenue)	5.00	7-1-2025	750,000	885,555
Mohave County AZ Kingman Unified School District #20 (GO Revenue, Build America Mutual Assurance Company Insured)	5.00	7-1-2024	4,000,000	4,709,040
Mohave County AZ Kingman Unified School District #20 (GO Revenue, Build America Mutual Assurance Company Insured)	5.00	7-1-2026	2,475,000	2,957,873
Phoenix AZ (GO Revenue)	5.00	7-1-2026	3,810,000	4,733,315
Phoenix AZ Civic Improvement Corporation Series A (Airport Revenue)	5.00	7-1-2029	5,000,000	5,538,400
Pima County AZ IDA New Plan Learning Project Series A (Education Revenue)	7.00	7-1-2021	685,000	698,104
Pima County AZ IDA New Plan Learning Project Series A (Education Revenue)	7.75	7-1-2035	4,980,000	5,034,282
San Luis AZ Pledged Excise Tax Series A (Tax Revenue, Build America Mutual Assurance Company Insured)	5.00	7-1-2027	450,000	526,118
San Luis AZ Pledged Excise Tax Series A (Tax Revenue, Build America Mutual Assurance Company Insured)	5.00	7-1-2028	700,000	813,253
San Luis AZ Pledged Excise Tax Series A (Tax Revenue, Build America Mutual Assurance Company Insured)	5.00	7-1-2034	3,680,000	4,161,602

				42,752,969

California: 10.07%
Acalanes CA Union High School District Refunding Bonds (GO Revenue)	5.00	8-1-2017	2,070,000	2,077,556
Alameda County CA Corridor Transportation Authority CAB Subordinate Lien Prerefunded Series A (Transportation Revenue, Ambac Insured) ¤	0.00	10-1-2018	4,220,000	4,164,212
Alameda County CA Corridor Transportation Authority CAB Subordinate Lien Unrefunded Series A (Transportation Revenue, Ambac Insured) ¤	0.00	10-1-2018	1,350,000	1,327,091

2	Wells Fargo Intermediate Tax/AMT-Free Fund	Portfolio of investments—June 30, 2017

Security name	Interest rate	Maturity date	Principal	Value

California (continued)
Anaheim CA PFA Convention Center Expansion Project Series A (Miscellaneous Revenue)	5.00%	5-1-2039	$2,500,000	$2,860,000
Bay Area CA Toll Authority Toll Bridge Series A (Transportation Revenue) ±	2.16	4-1-2036	9,810,000	9,942,337
California (GO Revenue)	5.25	3-1-2024	5,000,000	5,535,700
California (GO Revenue)	5.25	3-1-2030	1,440,000	1,589,069
California (GO Revenue)	6.00	3-1-2033	2,510,000	2,824,252
California GO Kindergarten Series A2 (GO Revenue, State Street Bank & Trust Company LOC) ø	0.60	5-1-2034	14,400,000	14,400,000
California Municipal Finance Authority (Utilities Revenue)	5.00	10-1-2025	1,500,000	1,862,640
California Municipal Finance Authority Institute of Aging Project (Health Revenue)	5.00	8-15-2032	975,000	1,153,503
California Municipal Finance Authority Institute of Aging Project (Health Revenue)	5.00	8-15-2033	1,150,000	1,353,907
California Public Works Board Department of Corrections Project Series A (Miscellaneous Revenue, Ambac Insured)	5.00	12-1-2019	1,675,000	1,763,122
California Public Works Board Department of General Services Buildings 8 & 9A (Miscellaneous Revenue)	6.25	4-1-2034	2,750,000	3,000,690
California Public Works Board Various Judicial Council Project Series D (Miscellaneous Revenue)	5.25	12-1-2026	1,000,000	1,153,930
California Public Works University of California Board of Regents Series G (Miscellaneous Revenue)	5.00	12-1-2030	12,110,000	14,038,518
California Series B-5 (Miscellaneous Revenue, MUFG Union Bank NA LOC) ø	0.70	5-1-2040	20,000,000	20,000,000
California Statewide CDA Series A (Education Revenue)	6.90	8-1-2031	1,915,000	2,160,829
California Statewide CDA Series C (Health Revenue)	5.25	8-15-2031	3,000,000	3,412,200
California Various Purposes (GO Revenue)	5.00	8-1-2030	1,500,000	1,800,720
California Various Purposes (GO Revenue)	5.00	8-1-2032	6,700,000	7,963,888
California Various Purposes (GO Revenue)	6.00	4-1-2038	8,055,000	8,731,620
Cerritos CA Community College District Series D (GO Revenue) ¤	0.00	8-1-2025	1,800,000	1,497,114
Compton CA Community College District Election of 2002 CAB Series C (GO Revenue) ¤	0.00	8-1-2029	1,565,000	1,001,131
Compton CA Community College District Election of 2002 CAB Series C (GO Revenue) ¤	0.00	8-1-2031	2,400,000	1,375,704
El Monte CA Union High School District (GO Revenue)	5.00	6-1-2019	1,490,000	1,598,830
El Monte CA Union High School District (GO Revenue)	5.00	6-1-2020	2,000,000	2,214,740
Emery CA Unified School District Election of 2010 Series A (GO Revenue, AGM Insured)	6.25	8-1-2031	4,500,000	5,401,800
Foothill De Anza CA Community College District Certificate of Participation (Miscellaneous Revenue)	5.00	4-1-2033	500,000	569,615
Gold Coast Transit District California Transit Finance Corporation Certificate of Participation (Miscellaneous Revenue)	5.00	7-1-2027	520,000	631,098
Los Angeles County CA Metropolitan Transportation Series A (Tax Revenue)	5.00	6-1-2034	1,285,000	1,523,457
M-S-R California Energy Authority Gas Series B (Utilities Revenue)	7.00	11-1-2034	2,000,000	2,832,500
M-S-R California Energy Authority Gas Series C (Utilities Revenue)	7.00	11-1-2034	3,000,000	4,248,750
Monterey County CA Alisal Union School District Series A (GO Revenue, Build America Mutual Assurance Company Insured)	5.25	8-1-2042	1,500,000	1,803,405
New Haven CA Unified School District CAB Project (GO Revenue, AGC Insured) ¤	0.00	8-1-2033	5,590,000	3,115,642
Northern California Gas Authority #1 LIBOR Series B (Utilities Revenue) ±	1.49	7-1-2027	6,150,000	5,881,922
Northern California Power Agency Series A (Utilities Revenue)	5.25	8-1-2023	5,150,000	5,670,356
Northern Humboldt CA High School District Election of 2010 Series A (GO Revenue)	6.50	8-1-2034	1,145,000	1,386,847
Oakland CA Unified School District Alameda County Election of 2006 Series A (GO Revenue)	6.50	8-1-2020	1,730,000	1,923,449
Oakland CA Unified School District Alameda County Election of 2009 Series A (GO Revenue)	6.25	8-1-2019	1,285,000	1,422,032

Portfolio of investments—June 30, 2017	Wells Fargo Intermediate Tax/AMT-Free Fund	3

Security name	Interest rate	Maturity date	Principal	Value

California (continued)
Oakland CA Unified School District Alameda County Election of 2012 (GO Revenue)	6.25%	8-1-2028	$2,000,000	$2,400,800
Oakland CA Unified School District Alameda County Election of 2012 (GO Revenue)	6.25	8-1-2030	2,000,000	2,400,800
Oxnard CA School District Series A (GO Revenue, National Insured)	5.75	8-1-2030	1,825,000	2,186,095
Pasadena CA PFA Rose Bowl Renovation Series A (Miscellaneous Revenue)	5.00	3-1-2021	1,655,000	1,879,881
Patterson CA Unified School District CAB Election of 2008 Project Series B (GO Revenue, AGM Insured) ¤	0.00	8-1-2033	3,000,000	1,711,380
Peralta CA Community College District Alameda County (GO Revenue)	5.00	8-1-2023	3,045,000	3,583,904
Peralta CA Community College District Alameda County (GO Revenue)	5.00	8-1-2024	3,000,000	3,520,590
Richmond CA Joint Powers Financing Authority Point Potrero Series A (Miscellaneous Revenue)	6.25	7-1-2024	2,700,000	2,954,340
Rio Hondo CA Community College District (GO Revenue) ¤	0.00	8-1-2030	2,315,000	1,530,493
Sacramento CA Airport Systems (Airport Revenue)	5.00	7-1-2025	2,000,000	2,216,920
Sacramento CA Municipal Utility District Series B (Utilities Revenue)	5.00	8-15-2030	1,075,000	1,257,406
San Diego CA Community College District Election of 2012 (GO Revenue)	5.00	8-1-2032	3,095,000	3,655,628
San Diego CA PFFA Capital Improvement Projects Series B (Miscellaneous Revenue)	5.00	10-15-2027	500,000	599,895
San Diego CA PFFA Capital Improvement Projects Series B (Miscellaneous Revenue)	5.00	10-15-2028	1,000,000	1,189,830
San Diego CA Unified School District Election of 1998 Series E-2 (GO Revenue, AGM Insured)	5.50	7-1-2027	5,000,000	6,484,750
San Gorgonio CA Memorial Healthcare District (GO Revenue)	7.00	8-1-2029	2,000,000	2,010,720
San Jose CA Libraries & Parks Project (GO Revenue)	5.13	9-1-2031	6,110,000	6,254,074
San Jose CA Redevelopment Agency Series A-1 (Tax Revenue)	5.50	8-1-2030	1,355,000	1,487,153
Santa Ana CA Financing Authority Police Administration and Holding Facilities Prerefunded Balance (Miscellaneous Revenue, National Insured)	6.25	7-1-2019	500,000	551,920
Santa Ana CA Financing Authority Police Administration and Holding Facilities Unrefunded Balance (Miscellaneous Revenue, National Insured)	6.25	7-1-2019	500,000	545,960
Southern California Public Power Authority Milford Wind Corridor Project #1 (Utilities Revenue)	5.00	7-1-2024	5,000,000	5,476,200
Southern California Public Power Authority Southern Transmission Project Series S (Utilities Revenue)	5.75	7-1-2024	2,000,000	2,097,640
Sylvan CA Unified School District CAB Election of 2006 (GO Revenue, AGM Insured) ¤	0.00	8-1-2031	2,590,000	1,595,311
Sylvan CA Unified School District CAB Election of 2006 (GO Revenue, AGM Insured) ¤	0.00	8-1-2032	2,800,000	1,649,116
Tustin CA Unified School District #88-1 Election of 2008 Series B (GO Revenue)	6.00	8-1-2036	1,500,000	1,786,350
University of California Limited Project Series G (Education Revenue)	5.00	5-15-2037	10,390,000	11,851,769
University of California Medical Center Series J (Health Revenue)	5.25	5-15-2030	15,000,000	17,733,900
University of California Unrefunded Bond Series Q (Education Revenue)	5.25	5-15-2024	65,000	65,887
Washington Township CA Health Care District Series A (Health Revenue)	5.00	7-1-2018	445,000	460,353
Washington Township CA Health Care District Series A (Health Revenue)	5.00	7-1-2019	905,000	963,373
Washington Township CA Health Care District Series A (Health Revenue)	5.00	7-1-2020	1,300,000	1,302,587
Washington Township CA Health Care District Series A (Health Revenue)	5.13	7-1-2017	260,000	260,029
West Contra Costa CA Unified School District Election of 2005 Series C-1 (GO Revenue, AGC Insured) ¤	0.00	8-1-2026	4,620,000	3,661,997

				254,541,227

Colorado: 0.91%
Adams County CO 12 Five Star Schools Series B (GO Revenue)	5.00	12-15-2028	3,800,000	4,643,448
Adams County CO Refunding & Improvement Certificate of Participation (Miscellaneous Revenue)	4.00	12-1-2018	500,000	520,215
Adams County CO Refunding & Improvement Certificate of Participation (Miscellaneous Revenue)	5.00	12-1-2021	830,000	952,159
Colorado ECFA Charter School Monument Academy Project Series A (Education Revenue)	5.50	10-1-2017	205,000	207,060

4	Wells Fargo Intermediate Tax/AMT-Free Fund	Portfolio of investments—June 30, 2017

Security name	Interest rate	Maturity date	Principal	Value

Colorado (continued)
Colorado ECFA University of Denver Project (Education Revenue, National Insured)	5.25%	3-1-2025	$1,110,000	$1,345,265
Colorado Regional Transportation District Fastracks Project Series B (Tax Revenue) %%	5.00	11-1-2033	4,500,000	5,402,880
Denver CO Convention Center Hotel Authority Refunding Bond (Industrial Development Revenue)	5.00	12-1-2023	3,000,000	3,478,200
Lamirer County CO Centerra Metropolitan District #1 Refunding and Improvement Bond (Tax Revenue)	5.00	12-1-2020	750,000	805,710
Regents of the University of Colorado Certificate of Participation Series 2013A (Education Revenue)	5.00	11-1-2028	5,000,000	5,763,900

				23,118,837

Connecticut: 3.82%
Connecticut HEFA Yale New Haven Health Series D (Health Revenue, Bank of America NA LOC) ø	0.95	7-1-2048	14,900,000	14,900,000
Connecticut HEFAR Yale University Issue Series A (Education Revenue) ±	1.00	7-1-2042	25,000,000	24,876,750
Connecticut HEFAR Yale University Issue Series A (Education Revenue) ±	1.38	7-1-2035	10,000,000	10,031,200
Connecticut HEFAR Yale University Issue Series A-2 (Education Revenue) ±	2.00	7-1-2042	3,395,000	3,268,333
Connecticut Series A (Miscellaneous Revenue) ±	1.76	3-1-2022	3,000,000	2,998,860
Connecticut Series A (Miscellaneous Revenue) ±	2.01	4-15-2019	2,300,000	2,310,557
Connecticut Series A (Miscellaneous Revenue) ±	2.16	4-15-2020	3,300,000	3,344,154
Connecticut Series A (GO Revenue)	5.00	3-1-2029	2,500,000	2,779,125
Connecticut Series B (GO Revenue)	5.00	6-15-2027	3,000,000	3,446,520
Connecticut Series F (GO Revenue)	5.00	11-15-2032	300,000	336,342
Connecticut Series G (Miscellaneous Revenue)	4.00	10-15-2026	1,985,000	2,109,698
Connecticut Special Tax Obligation Bonds Transportation Infrastructure Purposes Series A (Tax Revenue)	5.00	8-1-2028	2,000,000	2,309,980
Connecticut Special Tax Obligation Bonds Transportation Infrastructure Purposes Series A (Tax Revenue)	5.00	8-1-2030	1,000,000	1,136,670
Hamden CT (GO Revenue)	4.00	8-15-2020	1,235,000	1,311,286
Hamden CT (GO Revenue)	4.00	8-15-2021	1,235,000	1,327,119
Hamden CT (GO Revenue, AGM Insured)	5.00	8-15-2021	1,000,000	1,129,850
Hamden CT (GO Revenue, AGM Insured)	5.00	8-15-2022	1,000,000	1,148,210
Hartford CT Series A (GO Revenue, AGM Insured)	5.00	4-1-2022	3,010,000	3,323,130
Hartford CT Series A (GO Revenue, AGM Insured)	5.00	7-1-2026	1,000,000	1,117,980
Hartford CT Series A (GO Revenue, AGM Insured)	5.00	7-1-2028	1,265,000	1,394,599
Hartford CT Series C (GO Revenue, AGM Insured)	5.00	7-15-2022	2,320,000	2,571,813
University of Connecticut Series A (Education Revenue)	5.00	3-15-2027	1,000,000	1,189,690
University of Connecticut Series A (Education Revenue)	5.00	3-15-2028	2,000,000	2,360,860
University of Connecticut Series A (Education Revenue)	5.00	3-15-2031	5,075,000	5,797,426

				96,520,152

Delaware: 0.08%
Delaware EDA Odyssey Charter School Project Series B (Education Revenue) 144A	6.75	9-1-2035	2,000,000	2,035,620

District of Columbia: 0.68%
District of Columbia Federal Highway Grant Anticipation Bonds (Miscellaneous Revenue)	5.00	12-1-2023	1,000,000	1,157,180
District of Columbia Federal Highway Grant Anticipation Bonds (Miscellaneous Revenue)	5.00	12-1-2025	3,520,000	4,065,600
District of Columbia Federal Highway Grant Anticipation Bonds (Miscellaneous Revenue)	5.25	12-1-2025	2,630,000	2,964,694
District of Columbia Howard University Series A (Education Revenue)	5.75	10-1-2026	2,510,000	2,634,697

Portfolio of investments—June 30, 2017	Wells Fargo Intermediate Tax/AMT-Free Fund	5

Security name	Interest rate	Maturity date	Principal	Value

District of Columbia (continued)
District of Columbia Medical Association of Colleges Series B (Miscellaneous Revenue)	5.00%	10-1-2024	$3,095,000	$3,475,345
District of Columbia Series A (GO Revenue)	5.00	6-1-2033	2,400,000	2,875,200

				17,172,716

Florida: 3.98%
Broward County FL School Board Certificate of Participation Series A (Miscellaneous Revenue)	5.00	7-1-2024	5,000,000	5,972,100
Cityplace Florida Community Development District Special Assessment (Miscellaneous Revenue)	5.00	5-1-2021	2,945,000	3,217,913
Daytona Beach FL Utility System (Water & Sewer Revenue, AGM Insured)	5.00	11-1-2022	2,205,000	2,576,035
Duval County FL School Board Certificate of Participation Series B (Miscellaneous Revenue)	5.00	7-1-2028	2,500,000	2,921,175
Duval County FL School Board Certificate of Participation Series B (Miscellaneous Revenue)	5.00	7-1-2029	5,000,000	5,797,450
Florida Department of Transportation Turnpike System Series A (Transportation Revenue)	5.00	7-1-2023	3,910,000	4,652,040
Florida Department of Transportation Turnpike System Series A (Transportation Revenue)	5.00	7-1-2025	4,950,000	6,031,031
Florida Development Finance Corporation Renaissance Charter School Series A (Education Revenue)	5.00	9-15-2020	1,470,000	1,512,865
Florida HEFAR (Education Revenue)	4.00	4-1-2021	1,000,000	1,068,010
Florida Mid-Bay Bridge Authority Series A (Transportation Revenue)	5.00	10-1-2025	1,250,000	1,482,200
Gulf Breeze FL Capital Funding Loan Program Series A (Miscellaneous Revenue, AGM Insured)	5.00	10-1-2017	1,665,000	1,682,433
Gulf Breeze FL Capital Funding Loan Program Series B (Miscellaneous Revenue, AGM Insured)	4.00	10-1-2017	1,000,000	1,007,950
Gulf Breeze FL Local Government Loan Series J (Water & Sewer Revenue) ±	4.20	12-1-2020	3,290,000	3,332,375
Hernando County FL School Board Florida Master Lease Program Certificate of Participation Series A (Miscellaneous Revenue, AGM Insured)	5.00	7-1-2025	2,065,000	2,499,001
Miami-Dade County FL Health Facilities Authority Nicklaus Children’s Hospital Project (Health Revenue)	5.00	8-1-2031	500,000	580,790
Miami-Dade County FL Health Facilities Authority Nicklaus Children’s Hospital Project (Health Revenue)	5.00	8-1-2033	1,645,000	1,893,889
Miami-Dade County FL Public Services (Tax Revenue, AGM Insured)	4.00	10-1-2019	3,440,000	3,645,471
Miami-Dade County FL Public Services (Tax Revenue, AGM Insured)	4.00	10-1-2020	3,600,000	3,895,344
Miami-Dade County FL Public Services (Tax Revenue, AGM Insured)	4.00	4-1-2021	2,485,000	2,714,167
Miami-Dade County FL School Board Certificate of Participation Series A (Miscellaneous Revenue) ±	5.00	5-1-2031	3,000,000	3,528,300
Miami-Dade County FL School Board Certificate of Participation Series D (Miscellaneous Revenue)	5.00	11-1-2027	6,600,000	7,676,988
Miami-Dade County FL Special Obligation Series A (Tax Revenue)	5.00	10-1-2023	700,000	811,202
Miami-Dade County FL Water & Sewer Refunding Bond Series C (Water & Sewer Revenue, BHAC Insured)	5.00	10-1-2024	2,950,000	3,096,881
Miami-Dade County FL Water & Sewer Refunding Bond Series C (Water & Sewer Revenue)	5.25	10-1-2022	3,000,000	3,158,670
Orange County FL School Board Certificate of Participation Series C (Miscellaneous Revenue)	5.00	8-1-2029	2,000,000	2,357,440
Palm Beach County FL Refunding Bond (Miscellaneous Revenue)	5.00	5-1-2029	2,000,000	2,412,980
Putnam County FL Development Authority PCR Seminole Project Series A (Utilities Revenue, Ambac Insured) ±	5.35	3-15-2042	5,260,000	5,433,370

6	Wells Fargo Intermediate Tax/AMT-Free Fund	Portfolio of investments—June 30, 2017

Security name	Interest rate	Maturity date	Principal	Value

Florida (continued)
Seminole Tribe of Florida Special Obligation Series A (Miscellaneous Revenue) 144A	5.50%	10-1-2024	$2,500,000	$2,519,000
South Lake County FL Hospital District South Lake Hospital Incorporated (Health Revenue)	5.00	10-1-2017	900,000	909,027
Tampa FL Sports Authority Stadium Project (Tax Revenue)	5.00	1-1-2025	3,395,000	4,127,709
Tender Option Bond Trust Receipts/Certificates for Seminole County FL Series ZF0444 (Tax Revenue, National Insured, JPMorgan Chase & Company LIQ) ø144A	1.06	4-1-2027	5,250,000	5,250,000
University of South Florida Financing Corporation Certificate of Participation Master Lease Program Series A (Education Revenue)	5.00	7-1-2022	1,730,000	1,976,819
University of South Florida Financing Corporation Certificate of Participation Master Lease Program Series A (Education Revenue)	5.00	7-1-2023	815,000	944,169

				100,684,794

Georgia: 1.47%
Atlanta GA Urban Residential Finance Authority MFHR Wheat Street Towers Project (Housing Revenue) ±	1.40	5-1-2020	3,000,000	2,996,880
Floyd County GA PCR Georgia Power Company Plant Hammond Project (Utilities Revenue) ±	2.35	7-1-2022	1,000,000	1,009,080
Georgia Public Gas Partners Incorporated Series A (Utilities Revenue)	5.00	10-1-2017	2,500,000	2,523,300
Georgia Public Gas Partners Incorporated Series A (Utilities Revenue)	5.00	10-1-2019	5,000,000	5,347,500
Georgia Series F (Miscellaneous Revenue)	5.00	7-1-2026	10,000,000	12,568,500
Main Street Natural Gas Incorporated Georgia Gas Project Series A (Utilities Revenue)	5.50	9-15-2022	1,000,000	1,142,990
Monroe County GA PCR Georgia Power Company Plant Scherer Project (Industrial Development Revenue) ±	2.35	10-1-2048	2,000,000	2,018,160
Private Colleges & Universities Authority of Georgia Series A (Education Revenue)	5.00	10-1-2021	3,330,000	3,692,138
Savannah GA MFHR Wessels Blackshear Home Project (Housing Revenue) ±	1.15	7-1-2019	6,000,000	5,985,720

				37,284,268

Guam: 0.34%
Guam Government Business Privilege Tax Bond Series A (Tax Revenue)	5.00	1-1-2020	1,345,000	1,435,196
Guam Government Waterworks Authority (Water & Sewer Revenue)	5.00	7-1-2028	1,000,000	1,112,320
Guam Government Waterworks Authority (Water & Sewer Revenue)	5.25	7-1-2020	350,000	383,422
Guam Government Waterworks Authority (Water & Sewer Revenue)	5.25	7-1-2033	2,500,000	2,763,500
Guam International Airport Authority (Airport Revenue)	5.00	10-1-2022	1,000,000	1,115,010
Guam International Airport Authority (Airport Revenue)	5.00	10-1-2023	1,500,000	1,684,365

				8,493,813

Illinois: 14.98%
Bolingbrook, Will & DuPage Counties IL Series A (GO Revenue, AGM Insured)	5.00	1-1-2023	650,000	743,841
Champaign & Coles Counties IL Community College District #505 Series A (GO Revenue)	4.00	12-1-2018	1,015,000	1,053,722
Chicago IL Board of Education CAB School Reform Series B-1 (GO Revenue, National Insured) ¤	0.00	12-1-2021	1,000,000	854,050
Chicago IL Board of Education CAB School Reform Series B-1 (GO Revenue, National Insured) ¤	0.00	12-1-2025	3,380,000	2,344,267
Chicago IL Board of Education CAB School Reform Series B-1 (GO Revenue, National Insured) ¤	0.00	12-1-2026	4,030,000	2,635,056
Chicago IL Board of Education School Reform Series A (GO Revenue, National/FGIC Insured)	5.25	12-1-2023	5,125,000	5,621,049
Chicago IL Board of Education Series A (GO Revenue) ±	1.74	3-1-2036	10,000,000	9,948,400
Chicago IL Board of Education Series B (GO Revenue, Ambac Insured)	5.00	12-1-2021	7,760,000	7,785,298

Portfolio of investments—June 30, 2017	Wells Fargo Intermediate Tax/AMT-Free Fund	7

Security name	Interest rate	Maturity date	Principal	Value

Illinois (continued)
Chicago IL Board of Education Series C (GO Revenue)	5.00%	12-1-2021	$2,500,000	$2,223,725
Chicago IL Board of Education Series C (GO Revenue)	5.00	12-1-2029	3,000,000	2,430,510
Chicago IL Board of Education Series C (GO Revenue)	5.25	12-1-2025	5,000,000	4,292,350
Chicago IL Board of Education Series F (GO Revenue)	5.00	12-1-2020	2,375,000	2,153,721
Chicago IL Metropolitan Reclamation Series B (GO Revenue)	5.00	12-1-2025	2,500,000	2,824,525
Chicago IL O’Hare International Airport Senior Lien (Airport Revenue, AGM Insured)	5.13	1-1-2030	2,610,000	2,956,608
Chicago IL O’Hare International Airport Senior Lien (Airport Revenue, AGM Insured)	5.13	1-1-2031	3,335,000	3,767,816
Chicago IL O’Hare International Airport Senior Lien Series B (Airport Revenue)	5.00	1-1-2030	8,000,000	9,248,000
Chicago IL O’Hare International Airport Senior Lien Series D (Airport Revenue)	5.25	1-1-2032	8,755,000	9,875,202
Chicago IL O’Hare International Airport Third Lien Series A (Airport Revenue, AGM Insured)	5.00	1-1-2033	1,000,000	1,020,520
Chicago IL O’Hare International Airport Third Lien Series C (Airport Revenue, AGC Insured)	5.25	1-1-2025	4,075,000	4,442,687
Chicago IL O’Hare International Airport Third Lien Series F (Airport Revenue)	4.25	1-1-2021	735,000	785,965
Chicago IL Park District Series A (GO Revenue)	5.00	1-1-2036	2,250,000	2,392,358
Chicago IL Park District Series B (GO Revenue)	5.00	1-1-2021	3,765,000	4,135,890
Chicago IL Park District Series C (GO Revenue)	5.00	1-1-2022	1,515,000	1,695,906
Chicago IL Public Building Commission School Reform (Miscellaneous Revenue, National Insured)	5.25	12-1-2017	3,555,000	3,603,704
Chicago IL Sales Tax Refunding Bond (Tax Revenue)	5.00	1-1-2025	615,000	639,618
Chicago IL Sales Tax Refunding Bond (Tax Revenue)	5.00	1-1-2026	5,140,000	5,662,687
Chicago IL Sales Tax Refunding Bond (Tax Revenue)	5.00	1-1-2027	3,000,000	3,271,950
Chicago IL Sales Tax Refunding Bond (Tax Revenue)	5.00	1-1-2030	2,075,000	2,209,730
Chicago IL Second Lien (Water & Sewer Revenue)	5.00	11-1-2022	1,730,000	1,952,720
Chicago IL Second Lien (Water & Sewer Revenue)	5.00	11-1-2023	1,155,000	1,287,663
Chicago IL Second Lien (Water & Sewer Revenue)	5.00	11-1-2025	620,000	682,725
Chicago IL Second Lien (Water & Sewer Revenue)	5.00	11-1-2026	2,000,000	2,190,100
Chicago IL Second Lien (Water & Sewer Revenue)	5.00	11-1-2028	3,000,000	3,240,390
Chicago IL Second Lien (Water & Sewer Revenue)	5.00	11-1-2029	1,490,000	1,604,745
Chicago IL Second Lien (Water & Sewer Revenue)	5.00	11-1-2033	1,000,000	1,094,910
Chicago IL Series A (GO Revenue)	5.00	1-1-2027	1,000,000	994,770
Chicago IL Series A (GO Revenue)	5.00	1-1-2025	750,000	751,238
Chicago IL Series A (GO Revenue)	5.25	1-1-2022	4,020,000	4,039,778
Chicago IL Series A (GO Revenue)	5.25	1-1-2023	4,475,000	4,493,034
Chicago IL Series A (GO Revenue)	5.25	1-1-2028	1,750,000	1,750,333
Chicago IL Series A (GO Revenue, Build America Mutual Assurance Company Insured)	5.25	1-1-2037	4,750,000	4,826,143
Chicago IL Series C (GO Revenue) ¤	0.00	1-1-2023	2,500,000	1,864,675
Chicago IL Series C (GO Revenue)	4.00	1-1-2020	1,505,000	1,502,156
Chicago IL Series C (GO Revenue)	5.00	1-1-2024	3,695,000	3,708,228
Chicago IL Series C (GO Revenue)	5.00	1-1-2026	5,000,000	5,013,750
Chicago IL Series G (GO Revenue, Ambac Insured)	5.00	12-1-2024	15,205,000	15,249,355
Chicago IL Series J (GO Revenue, Ambac Insured)	5.00	12-1-2023	310,000	310,899
Chicago IL Transit Authority Capital Grant Federal Transit Administration Section 5307-A (Transportation Revenue, AGC Insured)	5.25	6-1-2022	500,000	518,845
Chicago IL Transit Authority Capital Grant Federal Transit Administration Section 5309-A (Transportation Revenue, AGC Insured)	6.00	6-1-2024	2,000,000	2,140,520
Chicago IL Transit Authority Sales Tax Receipts (Tax Revenue)	5.25	12-1-2027	2,600,000	2,863,848
Chicago IL Unrefunded Balance (GO Revenue, AGM Insured)	5.00	1-1-2024	35,000	35,262
Chicago IL Waste Water Transmission Second Lien (Water & Sewer Revenue)	5.00	1-1-2022	1,340,000	1,498,174

8	Wells Fargo Intermediate Tax/AMT-Free Fund	Portfolio of investments—June 30, 2017

Security name	Interest rate	Maturity date	Principal	Value

Illinois (continued)
Chicago IL Waste Water Transmission Second Lien (Water & Sewer Revenue)	5.00%	1-1-2023	$1,935,000	$2,143,283
Chicago IL Waste Water Transmission Second Lien (Water & Sewer Revenue)	5.00	1-1-2024	2,000,000	2,207,200
Chicago IL Waste Water Transmission Second Lien (Water & Sewer Revenue)	5.00	1-1-2032	1,000,000	1,078,720
Chicago IL Waste Water Transmission Second Lien (Water & Sewer Revenue)	5.00	1-1-2033	1,000,000	1,078,120
Chicago IL Waste Water Transmission Second Lien (Water & Sewer Revenue)	5.00	1-1-2034	1,000,000	1,077,520
Chicago IL Wastewater Transmission Second Lien Series B (Water & Sewer Revenue, National Insured)	5.00	1-1-2030	2,000,000	2,004,920
Cook County IL Community College District #508 (GO Revenue)	5.25	12-1-2025	1,250,000	1,383,963
Cook County IL Community College District #508 (GO Revenue)	5.25	12-1-2027	1,295,000	1,416,976
Cook County IL Community College District #508 (GO Revenue)	5.25	12-1-2028	1,250,000	1,360,263
Cook County IL Community College District #508 (GO Revenue)	5.25	12-1-2030	3,000,000	3,233,820
Cook County IL Community College District #508 (GO Revenue)	5.25	12-1-2031	3,200,000	3,437,504
Cook County IL Series A (GO Revenue)	5.25	11-15-2022	7,240,000	7,954,950
Cook County IL Series A (GO Revenue)	5.25	11-15-2023	7,680,000	8,408,909
Cook County IL Series A (GO Revenue)	5.25	11-15-2024	2,200,000	2,435,114
Cook County IL Series B (GO Revenue)	5.00	11-15-2023	600,000	672,426
Cook County IL Series C (GO Revenue)	5.00	11-15-2021	1,340,000	1,489,142
Cook County IL Series C (GO Revenue)	5.00	11-15-2024	2,175,000	2,429,867
Cook County IL Series C (GO Revenue)	5.00	11-15-2025	2,450,000	2,720,407
DuPage, Cook & Will Counties IL Community College District #502 Series A (GO Revenue)	5.00	6-1-2022	2,650,000	3,045,619
Homer, Glen, Will & Cook Village Counties IL Series A (GO Revenue)	4.00	12-1-2019	1,000,000	1,056,680
Homer, Glen, Will & Cook Village Counties IL Series A (GO Revenue)	5.00	12-1-2021	1,015,000	1,095,226
Illinois (GO Revenue)	4.75	4-1-2020	2,650,000	2,671,889
Illinois (Tax Revenue)	5.00	6-15-2018	825,000	851,210
Illinois (GO Revenue, AGM Insured)	5.00	1-1-2023	2,450,000	2,561,867
Illinois (Tax Revenue)	5.00	6-15-2023	16,150,000	18,346,885
Illinois (Miscellaneous Revenue)	5.00	7-1-2023	5,065,000	5,283,555
Illinois (Miscellaneous Revenue)	5.00	8-1-2024	1,000,000	1,033,250
Illinois (GO Revenue, AGM Insured)	5.00	4-1-2026	5,000,000	5,451,350
Illinois (Miscellaneous Revenue)	5.50	7-1-2026	2,300,000	2,442,163
Illinois Education Facilities Authority (Miscellaneous Revenue) ±	3.40	11-1-2036	1,275,000	1,282,127
Illinois Education Facilities Authority Field Museum (Miscellaneous Revenue) ±	4.13	11-1-2036	4,560,000	4,596,526
Illinois Finance Authority Ann & Robert H. Laurie Children’s Hospital Project of Chicago (Health Revenue)	5.00	8-15-2034	1,000,000	1,154,590
Illinois Finance Authority Bradley University Project Series A (Education Revenue, Syncora Guarantee Incorporated Insured)	5.00	8-1-2020	1,440,000	1,444,723
Illinois Finance Authority Edward Elmhurst Healthcare Series A (Health Revenue)	5.00	1-1-2026	1,000,000	1,157,240
Illinois Finance Authority Student Housing Illinois State University Project (Education Revenue)	5.50	4-1-2021	3,420,000	3,604,201
Illinois Finance Authority Wesleyan University (Education Revenue)	5.00	9-1-2026	680,000	788,283
Illinois Housing Development Authority Multifamily Housing University Village Apartments Series B (Housing Revenue) ±	1.33	2-1-2020	5,000,000	4,998,250
Illinois Junior Obligation (Tax Revenue)	5.00	6-15-2025	6,000,000	6,739,500
Illinois Regional Transportation Authority (Tax Revenue, AGM Insured)	5.75	6-1-2018	6,790,000	7,077,964
Illinois Regional Transportation Authority (Tax Revenue, National Insured)	6.50	7-1-2026	7,815,000	10,256,250
Illinois Sales Tax Build Illinois Bond (Tax Revenue)	5.00	6-15-2029	1,000,000	1,087,130
Illinois Series A (GO Revenue)	5.00	4-1-2023	4,500,000	4,692,600
Illinois Series A (GO Revenue, AGM Insured)	5.00	4-1-2024	2,500,000	2,734,625
Illinois Series A (Tax Revenue)	5.00	1-1-2027	10,625,000	10,817,631

Portfolio of investments—June 30, 2017	Wells Fargo Intermediate Tax/AMT-Free Fund	9

Security name	Interest rate	Maturity date	Principal	Value

Illinois (continued)
Illinois Series B (Tax Revenue)	5.00%	6-15-2018	$175,000	$181,752
Illinois Sports Facilities Authority (Tax Revenue, AGM Insured)	5.25	6-15-2030	4,000,000	4,455,560
Illinois Sports Facilities Authority State Tax Supported Refunding Bonds (Tax Revenue, AGM Insured)	5.00	6-15-2028	2,500,000	2,775,850
Illinois Sports Facilities Authority State Tax Supported Refunding Bonds (Tax Revenue, AGM Insured)	5.25	6-15-2032	3,000,000	3,313,890
Illinois Toll Highway Authority Series A-1 (Transportation Revenue)	5.25	1-1-2026	3,500,000	3,833,900
Kane, Cook & DuPage Counties IL School District #46 Prerefunded Balance Series B (GO Revenue)	4.50	1-1-2024	1,170,000	1,329,927
Kane, Cook & DuPage Counties IL School District #46 Unrefunded Balance Series B (GO Revenue)	4.50	1-1-2024	3,100,000	3,444,844
Kendall, Kane & Will Counties IL Unified School District Series A (GO Revenue)	5.00	2-1-2023	1,000,000	1,112,530
McHenry & Kane Counties IL Community Consolidated School District #158 (GO Revenue)	5.63	1-15-2031	2,000,000	2,269,040
McHenry & Lake Counties IL Community Consolidated School District #26 (GO Revenue, AGM Insured)	5.00	2-1-2020	1,455,000	1,569,741
Metropolitan Pier & Exposition Authority McCormick Series B (Tax Revenue)	5.00	12-15-2028	1,945,000	1,967,076
Northern Illinois Municipal Power Agency Prairie State Project Series A (Utilities Revenue, National Insured)	5.00	1-1-2021	2,740,000	2,796,362
Northern Illinois University Board of Trustees Auxiliary Facilities (Education Revenue, AGM Insured)	5.00	4-1-2019	1,000,000	1,048,120
Northern Illinois University Board of Trustees Certificate of Participation (Education Revenue, AGM Insured)	5.00	9-1-2022	1,325,000	1,455,844
Northern Illinois University Board of Trustees Certificate of Participation (Education Revenue, AGM Insured)	5.00	9-1-2024	1,000,000	1,118,300
Peoria IL Public Building Commission Illinois School District Facilities Refunding Bond (Miscellaneous Revenue, Build America Mutual Assurance Company Insured)	5.00	12-1-2023	4,040,000	4,665,271
Peoria IL Public Building Commission Illinois School District Facilities Refunding Bond (Miscellaneous Revenue, Build America Mutual Assurance Company Insured)	5.00	12-1-2024	1,000,000	1,170,220
Southwestern Illinois Development Authority Local Government Program Collinsville Limited (Tax Revenue)	5.00	3-1-2025	1,950,000	1,616,160
Springfield IL (GO Revenue)	5.00	12-1-2021	500,000	559,725
Springfield IL (GO Revenue)	5.00	12-1-2023	570,000	655,050
Tazewell County IL School District #51 (GO Revenue, National Insured)	9.00	12-1-2017	455,000	469,496
Tazewell County IL School District #51 (GO Revenue, National Insured)	9.00	12-1-2018	535,000	589,474
University of Illinois Auxiliary Facilities Systems (Education Revenue) ¤	0.00	4-1-2020	8,270,000	7,750,644
University of Illinois Board of Trustees Certificate of Participation Prerefunded Series B (Miscellaneous Revenue, AGM Insured)	5.00	10-1-2020	1,045,000	1,056,098
University of Illinois Board of Trustees Certificate of Participation Unrefunded Series B (Miscellaneous Revenue, AGM Insured)	5.00	10-1-2020	955,000	964,579
Will County IL Community Unified School District CAB (GO Revenue, National Insured) ¤##	0.00	11-1-2018	9,730,000	9,524,016

				378,731,323

Indiana: 1.54%
Indiana Bond Bank Hendricks Regional Health Series A (Miscellaneous Revenue)	4.00	8-1-2017	1,000,000	1,002,590
Indiana Bond Bank Special Program Series A (Utilities Revenue)	5.00	10-15-2017	5,410,000	5,467,617
Indiana Bond Bank Special Program Series A (Miscellaneous Revenue, AGM Insured)	5.00	9-1-2022	1,545,000	1,761,949

10	Wells Fargo Intermediate Tax/AMT-Free Fund	Portfolio of investments—June 30, 2017

Security name	Interest rate	Maturity date	Principal	Value

Indiana (continued)
Indiana Finance Authority Clean Water Act Project Series A (Water & Sewer Revenue)	5.00%	10-1-2031	$1,035,000	$1,198,934
Indiana Finance Authority Parkview Health System Series A (Health Revenue)	5.50	5-1-2024	4,500,000	4,836,330
Indiana Finance Authority Southern Indiana Gas & Electric Company Project Series D (Utilities Revenue) ±	1.95	3-1-2024	4,000,000	4,008,120
Indiana Finance Authority Stadium Project Series A (Miscellaneous Revenue)	5.25	2-1-2028	2,000,000	2,415,520
Indiana Finance Authority Wastewater Utilities CWA Authority Project Series A (Water & Sewer Revenue)	5.00	10-1-2030	2,315,000	2,691,211
Indianapolis IN Local Public Improvement Bond Bank Series E (Miscellaneous Revenue)	5.00	1-1-2027	760,000	931,471
Indianapolis IN Local Public Improvement Bond Bank Series E (Miscellaneous Revenue)	5.00	1-1-2028	1,000,000	1,215,190
Indianapolis IN Local Public Improvement Bond Bank Series E (Miscellaneous Revenue)	5.00	1-1-2029	735,000	884,955
Indianapolis IN Local Public Improvement Bond Bank Series E (Miscellaneous Revenue)	5.00	1-1-2030	1,375,000	1,642,658
Indianapolis IN Local Public Improvement Bond Bank Series E (Miscellaneous Revenue)	5.00	1-1-2031	1,000,000	1,186,220
Indianapolis IN Local Public Improvement Bond Bank Series E (Miscellaneous Revenue)	5.00	1-1-2033	1,545,000	1,815,931
Indianapolis IN Local Public Improvement Bond Bank Series E (Miscellaneous Revenue)	5.00	1-1-2034	2,000,000	2,340,760
Knox County IN EDA Series A (Health Revenue)	5.00	4-1-2022	925,000	1,018,841
Knox County IN EDA Series A (Health Revenue)	5.00	4-1-2023	665,000	728,268
Knox County IN EDA Series A (Health Revenue)	5.00	4-1-2026	750,000	808,118
Mount Vernon IN School Building Corporation Prerefunded Balance First Mortgage (Miscellaneous Revenue, AGM Insured)	5.00	7-15-2019	265,000	270,870
Mount Vernon IN School Building Corporation Unrefunded Balance First Mortgage (Miscellaneous Revenue, AGM Insured)	5.00	7-15-2019	735,000	751,155
University of Southern Indiana Student Fee Series J (Education Revenue, AGC Insured)	5.00	10-1-2019	1,000,000	1,077,100
Valparaiso IN Multi-Schools Building Corporation (Miscellaneous Revenue)	5.00	7-15-2024	750,000	895,223

				38,949,031

Iowa: 0.72%
Altoona IA Annual Appropriation Urban Renewal Refunding Bond (GO Revenue)	5.00	6-1-2027	2,310,000	2,733,977
Iowa Higher Education Loan Authority Private College Facility RAN (Education Revenue)	1.00	9-1-2018	7,000,000	6,988,590
Iowa Student Loan Liquidity Corporation Series 1 (Education Revenue)	5.25	12-1-2017	3,000,000	3,046,320
Iowa Student Loan Liquidity Corporation Series 1 (Education Revenue)	5.25	12-1-2018	5,285,000	5,540,953

				18,309,840

Kansas: 0.23%
Kansas Development Finance Authority Agro-Defense Facility Series G (Miscellaneous Revenue)	5.00	4-1-2030	2,650,000	2,989,598
Kansas Development Finance Authority Health Facilities Series F (Health Revenue)	5.00	11-15-2021	1,300,000	1,489,735
Wyandotte County & Kansas City KS Special Obligation Vacation Village Project Area 4 - Major Multi-Sport Athletic Complex Project CAB Series 2015 (Tax Revenue) 144A¤	0.00	9-1-2034	4,180,000	1,421,911

				5,901,244

Portfolio of investments—June 30, 2017	Wells Fargo Intermediate Tax/AMT-Free Fund	11

Security name	Interest rate	Maturity date	Principal	Value

Kentucky: 0.44%
Kentucky EDFA Series B2 (Health Revenue) ±	1.61%	2-1-2046	$1,250,000	$1,231,513
Kentucky Public Transportation Infrastructure Authority Downtown Crossing Project CAB Series B (Transportation Revenue) ¤	0.00	7-1-2020	1,000,000	925,640
Kentucky Public Transportation Infrastructure Authority Downtown Crossing Project CAB Series B (Transportation Revenue) ¤	0.00	7-1-2021	2,750,000	2,465,210
Kentucky Public Transportation Infrastructure Authority Downtown Crossing Project CAB Series B (Transportation Revenue) ¤	0.00	7-1-2022	4,320,000	3,723,970
Kentucky Public Transportation Infrastructure Authority Downtown Crossing Project CAB Series B (Transportation Revenue) ¤	0.00	7-1-2025	1,020,000	743,682
Kentucky Public Transportation Infrastructure Authority Downtown Crossing Project CAB Series B (Transportation Revenue) ¤	0.00	7-1-2029	1,400,000	838,124
University of Kentucky Certificate of Participation Master Street Lease #4 (Miscellaneous Revenue)	4.45	6-18-2018	1,245,734	1,277,500

				11,205,639

Louisiana: 1.30%
Jefferson LA Sales Tax District Series B (Tax Revenue, AGM Insured)	5.00	12-1-2031	1,000,000	1,187,660
Jefferson LA Sales Tax District Series B (Tax Revenue, AGM Insured)	5.00	12-1-2032	1,000,000	1,181,730
Lafayette LA Communications System (Miscellaneous Revenue, AGM Insured)	5.00	11-1-2025	1,500,000	1,783,425
Louisiana Correctional Facilities Corporation (Miscellaneous Revenue, Ambac Insured)	5.00	9-1-2019	1,000,000	1,074,040
Louisiana Local Government Environmental Facilities & CDA East Baton Rouge Series A (Water & Sewer Revenue)	5.00	2-1-2030	1,000,000	1,128,090
Louisiana Public Facilities Authority Archdiocese of New Orleans Project (Miscellaneous Revenue)	5.00	7-1-2024	1,000,000	1,156,220
Louisiana Public Facilities Authority Archdiocese of New Orleans Project (Miscellaneous Revenue)	5.00	7-1-2025	600,000	697,332
Louisiana Public Facilities Authority Archdiocese of New Orleans Project (Miscellaneous Revenue)	5.00	7-1-2026	500,000	577,325
Louisiana Public Facilities Authority Black & Gold Facilities Project Series A (Housing Revenue, AGC Insured)	4.25	7-1-2017	55,000	55,006
Louisiana Public Facilities Authority Loyola University Project (Education Revenue) ¤	0.00	10-1-2027	3,380,000	2,838,456
Louisiana Public Facilities Authority Loyola University Project (Education Revenue) ¤	0.00	10-1-2028	2,500,000	2,098,150
Louisiana Unclaimed Property Special Bond 1-49 South Project (Miscellaneous Revenue)	5.00	9-1-2026	2,000,000	2,360,300
Louisiana Unclaimed Property Special Bond 1-49 South Project (Miscellaneous Revenue)	5.00	9-1-2027	2,700,000	3,161,052
Louisiana Unclaimed Property Special Bond 1-49 South Project (Miscellaneous Revenue)	5.00	9-1-2028	2,405,000	2,794,586
Louisiana Unclaimed Property Special Bond 1-49 South Project (Miscellaneous Revenue)	5.00	9-1-2029	2,695,000	3,108,871
Louisiana Unclaimed Property Special Bond 1-49 South Project (Miscellaneous Revenue)	5.00	9-1-2030	2,700,000	3,096,981
New Orleans LA Aviation Board North Terminal Project Series A (Airport Revenue)	5.00	1-1-2033	750,000	873,900
St. Bernard Parish LA Sales Tax Refunding Bond (Tax Revenue)	4.00	3-1-2023	3,405,000	3,719,860

				32,892,984

Maine: 0.23%
Maine Health and HEFAR University of New England Issue Series A (Education Revenue)	5.00	7-1-2029	1,015,000	1,193,640
Maine Health and HEFAR University of New England Issue Series A (Education Revenue)	5.00	7-1-2030	1,200,000	1,402,128

12	Wells Fargo Intermediate Tax/AMT-Free Fund	Portfolio of investments—June 30, 2017

Security name	Interest rate	Maturity date	Principal	Value

Maine (continued)
Maine Health and HEFAR University of New England Issue Series A (Education Revenue)	5.00%	7-1-2032	$1,415,000	$1,635,485
Maine Health and HEFAR University of New England Issue Series A (Education Revenue)	5.00	7-1-2033	1,485,000	1,709,517

				5,940,770

Maryland: 1.73%
Maryland CDA Waverly View Apartments Series G (Housing Revenue)	1.15	2-1-2019	5,000,000	4,971,200
Maryland Department of Housing & Community Development Calvin Mowbray & Stephen Camper Park Project Series E (Housing Revenue) 144A	1.35	1-1-2019	5,000,000	4,985,200
Maryland Economic Development Corporation Salisbury University Project (Education Revenue)	5.00	6-1-2027	500,000	539,470
Maryland Health & HEFAR John Hopkins Health System Series D (Health Revenue) ±	1.53	5-15-2038	3,840,000	3,847,258
Maryland Series B (GO Revenue)	4.00	8-1-2023	5,000,000	5,712,450
Maryland Series B (GO Revenue)	4.00	8-1-2024	15,000,000	17,348,100
Maryland Series C (GO Revenue)	5.00	8-1-2022	2,975,000	3,502,200
Westminster MD Educational Facilities McDaniel College (Education Revenue)	5.00	11-1-2026	2,450,000	2,864,761

				43,770,639

Massachusetts: 2.08%
Boston MA Series A (GO Revenue)	5.00	4-1-2026	5,790,000	7,088,755
Massachusetts Consolidated Loan Series C (Tax Revenue, AGM Insured)	5.25	8-1-2025	5,000,000	5,019,050
Massachusetts Consolidated Loan Series D (GO Revenue)	5.00	9-1-2028	10,000,000	12,069,000
Massachusetts Consolidated Loan Series D-1 (Miscellaneous Revenue) ±	1.05	8-1-2043	10,000,000	9,852,400
Massachusetts Consolidated Loan Series I (Miscellaneous Revenue)	5.00	12-1-2030	2,570,000	3,104,406
Massachusetts Development Finance Agency Lasell College (Education Revenue)	5.00	7-1-2021	2,315,000	2,481,657
Massachusetts Development Finance Agency Merrimack College Series A (Education Revenue)	5.00	7-1-2021	1,035,000	1,150,920
Massachusetts Development Finance Agency Revenue Partners Healthcare Systems Series M-1 (Health Revenue, U.S. Bank NA LOC) ø	0.90	7-1-2048	6,950,000	6,950,000
Massachusetts Development Finance Agency Sabis International Charter Series A (Education Revenue)	6.55	4-15-2020	615,000	690,171
Massachusetts Educational Financing Authority Issue I (Education Revenue)	5.50	1-1-2018	2,000,000	2,040,740
Massachusetts HEFA Harvard University Series A (Education Revenue)	5.00	12-15-2029	1,890,000	2,071,875

				52,518,974

Michigan: 3.39%
Clinton MI Township Building Authority (Miscellaneous Revenue, Ambac Insured)	5.50	11-1-2017	1,475,000	1,495,193
Eaton Rapids MI Public Schools (GO Revenue, Qualified School Board Loan Fund Insured)	5.00	5-1-2022	1,785,000	2,066,066
Flint MI International Academy (Education Revenue)	5.38	10-1-2022	2,270,000	2,277,082
Flint MI International Academy (Education Revenue)	5.50	10-1-2027	1,985,000	1,989,049
Flint MI International Academy Public School Project (Education Revenue)	5.00	10-1-2017	95,000	95,336
Great Lakes MI Water Authority Sewage Disposal System Series C (Water & Sewer Revenue)	5.00	7-1-2030	3,350,000	3,819,871
Hazel Park MI School District (GO Revenue, AGM/Qualified School Board Loan Fund Insured)	5.00	5-1-2020	1,160,000	1,281,730
Kent County MI (GO Revenue)	5.00	1-1-2025	1,000,000	1,055,960
Kent County MI Limited Tax Capital Improvement Bond (GO Revenue)	5.00	6-1-2030	1,040,000	1,250,153
Macomb MI Interceptor Drainage (Miscellaneous Revenue)	5.00	5-1-2024	1,750,000	1,919,593

Portfolio of investments—June 30, 2017	Wells Fargo Intermediate Tax/AMT-Free Fund	13

Security name	Interest rate	Maturity date	Principal	Value

Michigan (continued)
Macomb MI Interceptor Drainage (Miscellaneous Revenue)	5.00%	5-1-2025	$1,750,000	$1,918,560
Macomb MI Interceptor Drainage (Miscellaneous Revenue)	5.00	5-1-2026	1,930,000	2,114,778
Michigan Finance Authority (Health Revenue)	5.00	11-15-2023	400,000	466,016
Michigan Finance Authority (Health Revenue)	5.00	11-15-2026	800,000	914,920
Michigan Finance Authority Limited Obligation Public School Academy Cesar Chavez Academy Project (Education Revenue)	5.00	2-1-2022	2,540,000	2,587,422
Michigan Finance Authority Local Government Loan Program Series D (Water & Sewer Revenue, National Insured)	5.00	7-1-2025	1,000,000	1,165,300
Michigan Finance Authority Local Government Loan Program Series D (Water & Sewer Revenue)	5.00	7-1-2030	12,000,000	13,550,280
Michigan Finance Authority Local Government Loan Program Series D (Water & Sewer Revenue, AGM Insured)	5.00	7-1-2035	2,750,000	3,095,070
Michigan Finance Authority Local Government Loan Program Series D (Water & Sewer Revenue, AGM Insured)	5.00	7-1-2037	2,000,000	2,244,240
Michigan Finance Authority Local Government Loan Program Series F (Tax Revenue)	4.00	10-1-2024	3,000,000	3,150,150
Michigan Grant Anticipation Refunding Bond (Miscellaneous Revenue)	5.00	3-15-2025	3,000,000	3,646,080
Michigan Hospital Finance Authority Ascension Health Senior Credit Group Series F-2 (Health Revenue) ±	1.90	11-15-2047	6,000,000	6,032,940
Michigan Municipal Bond Authority Local Government Loan Program Series B Group A (Miscellaneous Revenue, Ambac Insured)	5.00	12-1-2018	1,075,000	1,076,957
Michigan Public Educational Facilities Authority Limited Obligation Chandler Park Academy (Miscellaneous Revenue)	5.60	11-1-2018	415,000	415,618
Michigan Strategic Fund Limited Obligation Cadillac Place Office Building Project (Miscellaneous Revenue)	5.25	10-15-2025	4,165,000	4,755,972
Michigan Strategic Fund Limited Obligation Events Center Project Series A (Tax Revenue) ±	4.13	7-1-2045	11,500,000	11,699,640
Pinckney MI Community School District (GO Revenue, Qualified School Board Loan Fund Insured)	5.00	5-1-2025	2,040,000	2,396,939
Pinckney MI Community School District (GO Revenue, Qualified School Board Loan Fund Insured)	5.00	5-1-2026	2,505,000	2,913,941
Southfield MI 2015 Street Improvement (GO Revenue)	4.00	5-1-2025	1,490,000	1,666,550
Western Michigan University Board of Trustees (Education Revenue)	5.25	11-15-2027	600,000	703,608
Western Michigan University Board of Trustees (Education Revenue)	5.25	11-15-2029	1,000,000	1,154,650
Western Michigan University Board of Trustees (Education Revenue, AGM Insured)	5.25	11-15-2033	750,000	855,638

				85,775,302

Minnesota: 0.34%
Minneapolis & St. Paul MN Metropolitan Airports Commission Morgan Stanley Series 3200 (Airport Revenue, Morgan Stanley Bank LIQ) ø144A	0.94	1-1-2035	2,000,000	2,000,000
Minnesota Agriculture & Economic Development Board Evangelical Lutheran Project (Health Revenue, U.S. Bank NA LOC) ø	0.90	9-1-2021	4,000,000	4,000,000
St. Louis Park MN Nicollett Health Services Series C (Health Revenue)	5.50	7-1-2023	2,500,000	2,612,750

				8,612,750

Mississippi: 0.78%
Mississippi Development Bank Special Obligation Jackson Public School District Project Series A (Miscellaneous Revenue)	5.00	4-1-2020	1,000,000	1,090,330
Mississippi Development Bank Special Obligation Jackson Water & Sewer System Project (Water & Sewer Revenue, AGM Insured)	6.00	12-1-2023	1,145,000	1,401,698
Mississippi Development Bank Special Obligation Jackson Water & Sewer System Project Series A (Water & Sewer Revenue, AGM Insured)	5.00	9-1-2030	10,000,000	11,204,900

14	Wells Fargo Intermediate Tax/AMT-Free Fund	Portfolio of investments—June 30, 2017

Security name	Interest rate	Maturity date	Principal	Value

Mississippi (continued)
Mississippi Development Bank Special Obligation Walnut Grove Correctional Facility Project (Miscellaneous Revenue)	5.00%	8-1-2026	$5,000,000	$6,041,950

				19,738,878

Missouri: 0.28%
Kansas City MO Municipal Assistance Corporation Series B-1 (Miscellaneous Revenue, Ambac Insured) ¤	0.00	4-15-2022	3,640,000	3,255,361
Manchester MO Highway 141 Manchester Road Project (Tax Revenue)	6.00	11-1-2025	335,000	341,409
Maryland Heights MO South Heights Redevelopment Project A (Tax Revenue)	5.50	9-1-2018	260,000	262,584
Poplar Bluff MO School District (Miscellaneous Revenue, AGM Insured)	5.00	3-1-2032	1,500,000	1,699,440
Poplar Bluff MO School District (Miscellaneous Revenue, AGM Insured)	5.00	3-1-2034	1,000,000	1,125,190
St. Louis MO Lambert St. Louis International Airport Series A-1 (Airport Revenue)	6.00	7-1-2019	415,000	451,711

				7,135,695

Nebraska: 0.12%
Lincoln County NE Hospital Authority Great Plains Regional Medical Center (Health Revenue)	5.00	11-1-2024	1,000,000	1,123,970
Municipal Energy Agency of Nebraska Series A (Utilities Revenue, BHAC Insured)	5.00	4-1-2019	500,000	533,165
Nebraska Central Plains Energy Project #3 (Utilities Revenue)	5.00	9-1-2027	1,290,000	1,435,512

				3,092,647

Nevada: 1.55%
Clark County NV Airport Series C (Airport Revenue, AGM Insured)	5.00	7-1-2023	5,600,000	6,025,096
Clark County NV Airport Series D (Airport Revenue)	5.00	7-1-2024	2,750,000	2,999,040
Clark County NV Refunding Bond (GO Revenue)	5.00	6-1-2030	3,905,000	4,726,417
Clark County NV Refunding Bond Series B (GO Revenue)	5.00	11-1-2028	5,000,000	6,100,800
Clark County NV Water Reclamation District (GO Revenue)	5.00	7-1-2027	4,155,000	4,987,620
Clark County NV Water Reclamation District Series A (GO Revenue)	5.25	7-1-2038	2,880,000	3,117,917
Las Vegas NV New Convention & Visitors Authority Series E (Tax Revenue, AGM Insured)	4.20	7-1-2021	500,000	535,680
Las Vegas NV Series A (GO Revenue)	5.00	5-1-2031	1,985,000	2,281,539
Las Vegas NV Series C (GO Revenue)	5.00	9-1-2030	1,000,000	1,183,470
Las Vegas NV Special Improvement District #607 (Miscellaneous Revenue)	4.00	6-1-2019	700,000	713,132
Las Vegas NV Special Improvement District #607 (Miscellaneous Revenue)	4.00	6-1-2020	590,000	606,762
Las Vegas NV Special Improvement District #607 (Miscellaneous Revenue)	4.00	6-1-2021	765,000	793,244
Las Vegas NV Special Improvement District #607 (Miscellaneous Revenue)	4.25	6-1-2024	200,000	205,744
Las Vegas NV Valley Water District Series B (GO Revenue)	5.00	6-1-2030	1,945,000	2,327,698
Reno NV Sparks Indian Governmental Colony (Miscellaneous Revenue, U.S. Bank NA LOC)	5.00	6-1-2021	2,580,000	2,634,103

				39,238,262

New Hampshire: 0.06%
New Hampshire HFA Single Family Mortgage Acquisition Series E & F (Housing Revenue)	4.80	7-1-2028	1,380,000	1,426,285

New Jersey: 3.77%
Essex County NJ Import Authority Series A (Miscellaneous Revenue)	6.00	11-1-2025	5,000,000	5,277,100
Garden NJ Open Space & Farmland Preservation Refunding Bonds Series A (Tax Revenue)	4.00	11-1-2017	930,000	937,635
Middlesex County NJ (GO Revenue)	2.00	6-1-2024	1,845,000	1,873,727

Portfolio of investments—June 30, 2017	Wells Fargo Intermediate Tax/AMT-Free Fund	15

Security name	Interest rate	Maturity date	Principal	Value

New Jersey (continued)
New Jersey EDA Cigarette Tax Refunding Bond (Tobacco Revenue)	5.00%	6-15-2021	$2,500,000	$2,716,850
New Jersey EDA Motor Vehicle Surcharges Series A (Miscellaneous Revenue, National Insured)	5.25	7-1-2026	2,860,000	3,315,512
New Jersey EDA School Facilities Construction Refunding Bond Series NN (Miscellaneous Revenue)	5.00	3-1-2021	10,015,000	10,618,804
New Jersey EDA School Facilities Construction Refunding Bond Series NN (Miscellaneous Revenue)	5.00	3-1-2023	3,000,000	3,209,340
New Jersey EDA School Facilities Construction Refunding Bond Series NN (Miscellaneous Revenue)	5.00	3-1-2026	9,830,000	10,331,527
New Jersey EDA Series XX (Miscellaneous Revenue)	5.00	6-15-2022	5,020,000	5,360,205
New Jersey Educational Facilities Authority (Miscellaneous Revenue)	5.00	6-15-2026	3,015,000	3,177,629
New Jersey HEFAR Student Assistance Authority Series A (Education Revenue) ##	5.00	6-1-2019	9,860,000	10,448,346
New Jersey Sports & Exposition Authority (Miscellaneous Revenue, National Insured)	5.50	3-1-2022	1,755,000	2,085,133
New Jersey TTFA Series A (Miscellaneous Revenue)	5.00	6-15-2020	4,000,000	4,228,120
New Jersey TTFA Series A (Transportation Revenue)	5.25	12-15-2020	1,305,000	1,397,146
New Jersey TTFA Series A (Miscellaneous Revenue)	5.25	6-15-2024	1,695,000	1,804,378
New Jersey TTFA Series A (Miscellaneous Revenue)	5.25	6-15-2025	2,000,000	2,122,980
New Jersey TTFA Series A-1 and A-2 (Transportation Revenue)	5.00	6-15-2022	4,750,000	5,164,295
New Jersey TTFA Series C (Transportation Revenue)	5.25	6-15-2032	2,500,000	2,633,825
New Jersey TTFA Unrefunded Balance (Transportation Revenue, National Insured)	5.25	12-15-2021	6,000,000	6,687,780
South Jersey NJ Port Corporation Marine Terminal Refunding Bond Series S (Airport Revenue)	5.00	1-1-2028	2,130,000	2,238,353
South Jersey NJ Port Corporation Marine Terminal Refunding Bond Series S (Airport Revenue)	5.00	1-1-2029	2,200,000	2,295,964
Trenton City NJ (GO Revenue, Build America Mutual Assurance Company Insured)	5.00	12-1-2022	1,630,000	1,896,244
Trenton City NJ (GO Revenue, Build America Mutual Assurance Company Insured)	5.00	12-1-2024	1,775,000	2,112,126
Trenton City NJ (GO Revenue, Build America Mutual Assurance Company Insured)	5.00	12-1-2025	1,860,000	2,225,323
Trenton City NJ (GO Revenue, Build America Mutual Assurance Company Insured)	5.00	12-1-2026	1,000,000	1,168,800

				95,327,142

New Mexico: 0.74%
Albuquerque Bernalillo & Sandoval Counties NM Municipal School District #12 (GO Revenue)	5.00	8-1-2025	400,000	490,184
Albuquerque Bernalillo & Sandoval Counties NM Municipal School District #12 (GO Revenue)	5.00	8-1-2026	1,205,000	1,490,621
Albuquerque Bernalillo County NM Water Utility Authority Series B (Water & Sewer Revenue)	5.00	7-1-2024	1,000,000	1,204,200
Clayton NM Jail Project Improvement & Refunding Bonds (Miscellaneous Revenue, National Insured)	5.00	11-1-2028	9,265,000	10,606,387
Clayton NM Jail Project Improvement & Refunding Bonds (Miscellaneous Revenue, National Insured)	5.00	11-1-2029	1,000,000	1,136,230
New Mexico Mortgage Finance Authority SFMR Class I Series A (Housing Revenue, GNMA/FNMA/FHLMC Insured)	4.63	9-1-2025	1,040,000	1,078,584
New Mexico Mortgage Finance Authority SFMR Class I Series B (Housing Revenue, GNMA/FNMA/FHLMC Insured)	5.00	3-1-2028	400,000	423,236
New Mexico Municipal Energy Acquisition Authority Gas Supply Subordinate Series B (Utilities Revenue, Royal Bank of Canada SPA) ±	1.45	11-1-2039	2,250,000	2,246,198

				18,675,640

16	Wells Fargo Intermediate Tax/AMT-Free Fund	Portfolio of investments—June 30, 2017

Security name	Interest rate	Maturity date	Principal	Value

New York: 9.73%
Dutchess County NY Local Development Corporation The Culinary Institute of America Project Series A-1 (Education Revenue)	5.00%	7-1-2026	$625,000	$739,500
Dutchess County NY Local Development Corporation The Culinary Institute of America Project Series A-1 (Education Revenue)	5.00	7-1-2027	685,000	803,012
Dutchess County NY Local Development Corporation The Culinary Institute of America Project Series A-1 (Education Revenue)	5.00	7-1-2030	365,000	422,692
Dutchess County NY Local Development Corporation The Culinary Institute of America Project Series A-1 (Education Revenue)	5.00	7-1-2041	435,000	489,666
Hempstead Town NY Local Development Corporation The Academy Charter School Project Series A (Education Revenue)	7.65	2-1-2044	2,720,000	2,987,757
Metropolitan Transportation Authority New York Dedicated Tax Fund Series A (Tax Revenue)	5.00	11-15-2024	6,010,000	7,070,224
Metropolitan Transportation Authority New York Series A (Transportation Revenue)	5.00	11-15-2030	4,010,000	4,636,723
Metropolitan Transportation Authority New York Series C (Transportation Revenue)	5.25	11-15-2028	5,000,000	6,087,400
Metropolitan Transportation Authority New York Series C (Transportation Revenue)	5.25	11-15-2029	11,100,000	13,429,668
Metropolitan Transportation Authority New York Series C (Transportation Revenue)	5.25	11-15-2030	8,350,000	10,063,838
Metropolitan Transportation Authority New York Series C (Transportation Revenue)	5.25	11-15-2031	4,500,000	5,403,375
Metropolitan Transportation Authority New York Series D (Transportation Revenue)	5.00	11-15-2027	2,000,000	2,348,320
Metropolitan Transportation Authority New York Series F (Transportation Revenue)	5.00	11-15-2025	2,490,000	3,045,644
Metropolitan Transportation Authority New York Series F (Transportation Revenue)	5.00	11-15-2028	2,450,000	2,838,350
Monroe County NY Industrial Development Corporation Revenue Monroe Community College Project Series A (Education Revenue, AGM Insured)	5.00	1-15-2022	790,000	895,560
Monroe County NY Industrial Development Corporation Revenue Monroe Community College Project Series A (Education Revenue, AGM Insured)	5.00	1-15-2023	645,000	744,046
Monroe County NY Industrial Development Corporation Revenue Monroe Community College Project Series A (Education Revenue, AGM Insured)	5.00	1-15-2024	905,000	1,061,348
Monroe County NY Industrial Development Corporation Revenue St. John Fisher College Project Series A (Education Revenue)	5.00	6-1-2020	2,125,000	2,342,728
Nassau NY Water Authority Series A (Water & Sewer Revenue)	5.00	4-1-2027	350,000	414,019
Nassau NY Water Authority Series A (Water & Sewer Revenue)	5.00	4-1-2028	300,000	352,377
Nassau NY Water Authority Series B (Water & Sewer Revenue)	5.00	4-1-2024	400,000	476,552
Nassau NY Water Authority Series B (Water & Sewer Revenue)	5.00	4-1-2026	755,000	901,946
New York Convention Center Development Corporation (Tax Revenue)	5.00	11-15-2028	8,000,000	9,635,920
New York Dormitory Authority Interagency Council Pooled Loan Series A-1 (Miscellaneous Revenue)	4.00	7-1-2019	740,000	772,930
New York Dormitory Authority Mount Sinai School of Medicine (Education Revenue)	5.50	7-1-2022	2,000,000	2,175,520
New York Dormitory Authority North Shore-Long Island Jewish Obligated Group Series B (Health Revenue) ±	1.51	5-1-2018	404,838	405,158
New York Dormitory Authority Series A (Tax Revenue)	5.00	3-15-2028	5,000,000	5,993,700
New York Dormitory Authority Series A (Tax Revenue) %%	5.00	2-15-2031	10,000,000	11,968,800
New York Dormitory Authority Series A (Tax Revenue)	5.00	2-15-2031	3,000,000	3,581,430
New York Dormitory Authority Series B (Tax Revenue, Ambac Insured)	5.50	3-15-2025	3,885,000	4,896,654
New York Dormitory Authority Series D (Miscellaneous Revenue)	5.00	10-1-2031	2,005,000	2,415,524
New York Dormitory Authority State University Educational Facilities Series A (Miscellaneous Revenue)	5.50	5-15-2019	3,675,000	3,867,129
New York Dormitory Authority United Health Hospitals (Health Revenue, FHA Insured)	4.50	8-1-2018	1,265,000	1,297,726
New York Housing Finance Agency Riverside Center 2 (Housing Revenue, Bank of America NA LOC) ø	0.91	11-1-2046	9,050,000	9,050,000
New York NY Adjusted Fiscal 2014 Subordinate Series D-3 (GO Revenue, JPMorgan Chase & Company SPA) ø	0.95	8-1-2038	2,775,000	2,775,000

Portfolio of investments—June 30, 2017	Wells Fargo Intermediate Tax/AMT-Free Fund	17

Security name	Interest rate	Maturity date	Principal	Value

New York (continued)
New York NY Municipal Water Finance Authority Fiscal 2009 Subordinate Series BB-1 (Water & Sewer Revenue, Landesbank Hessen-Thüringen SPA) ø	0.95%	6-15-2039	$14,550,000	$14,550,000
New York NY Municipal Water Finance Authority Fiscal 2015 Series GG (Water & Sewer Revenue)	5.00	6-15-2029	1,645,000	1,987,341
New York NY Series B (GO Revenue)	5.00	12-1-2032	2,000,000	2,385,800
New York NY Series C (GO Revenue)	5.00	8-1-2031	5,000,000	5,855,000
New York NY Series C & D (GO Revenue)	5.00	8-1-2028	3,000,000	3,619,770
New York NY Series I-2 (GO Revenue, JPMorgan Chase & Company LIQ) ø	0.95	3-1-2040	8,250,000	8,250,000
New York NY Series J-4 (GO Revenue) ±	1.46	8-1-2025	10,000,000	10,000,800
New York NY Transitional Finance Authority Prerefunded Balance Series A (Tax Revenue)	5.00	5-1-2023	2,875,000	3,080,764
New York NY Transitional Finance Authority Series B (Tax Revenue)	5.00	8-1-2027	1,115,000	1,345,047
New York NY Transitional Finance Authority Series C (Tax Revenue)	5.00	11-1-2027	5,000,000	6,043,800
New York NY Transitional Finance Authority Subordinate Series A-2 (Tax Revenue, Dexia Credit Local LIQ) ø	1.02	11-1-2022	5,810,000	5,810,000
New York NY Transitional Finance Authority Subordinate Series B-1 (Tax Revenue)	5.00	11-1-2028	1,000,000	1,213,140
New York NY Transitional Finance Authority Subordinate Series B-3 (Tax Revenue, Barclays Bank plc SPA) ø	0.95	11-1-2042	20,000,000	20,000,000
New York NY Trust for Cultural Resources Series A-1 (Miscellaneous Revenue)	5.00	7-1-2031	2,475,000	2,755,170
New York NY Water Finance Authority Series DD (Water & Sewer Revenue)	5.25	6-15-2047	1,750,000	2,094,435
New York Urban Development Corporation Personal Income Tax Series A (Tax Revenue)	5.00	3-15-2031	3,815,000	4,444,094
New York Urban Development Corporation Personal income Tax Series A (Tax Revenue)	5.00	3-15-2032	5,000,000	5,903,950
New York Urban Development Corporation Series D (Miscellaneous Revenue, AGC Insured)	5.50	1-1-2019	3,000,000	3,196,680
Niagara NY Area Development Corporation (Education Revenue)	5.00	5-1-2020	1,160,000	1,251,907
Niagara NY Area Development Corporation (Education Revenue)	5.00	5-1-2022	1,350,000	1,513,715
Port Authority New York & New Jersey Special Obligation (Airport Revenue)	5.00	12-1-2020	5,000,000	5,487,200
Suffolk NY Public Improvement Serial Bond Series A (GO Revenue, AGM Insured)	3.00	6-1-2019	1,180,000	1,219,152
Suffolk NY Tobacco Asset Securitization Corporation Tobacco Settlement Series B (Tobacco Revenue)	4.00	6-1-2022	420,000	456,137
Suffolk NY Tobacco Asset Securitization Corporation Tobacco Settlement Series B (Tobacco Revenue)	5.00	6-1-2023	500,000	562,015
Triborough NY Bridge and Tunnel Authority Series A (Transportation Revenue)	5.00	11-15-2047	2,000,000	2,335,880
Troy NY Capital Resource Corporation Rensselaer Polytechnic Series B (Education Revenue)	5.00	9-1-2020	1,430,000	1,580,107
Upper Mohawk Valley NY Regional Water Finance Authority Series A (Water & Sewer Revenue, AGC Insured)	5.00	4-1-2018	225,000	231,824
Utility Debt Securitization Authority New York (Utilities Revenue)	5.00	12-15-2032	1,250,000	1,462,100
Yonkers NY Series A (GO Revenue, AGM Insured)	5.00	10-1-2024	1,000,000	1,139,440

				246,165,504

North Carolina: 0.33%
New Hanover County NC Regional Medical Center (Health Revenue)	5.00	10-1-2020	3,400,000	3,792,394
New Hanover County NC Regional Medical Center (Health Revenue)	5.00	10-1-2022	250,000	292,793
New Hanover County NC Regional Medical Center (Health Revenue)	5.00	10-1-2023	1,000,000	1,193,960
North Carolina Grant Anticipation Vehicle Bond (Miscellaneous Revenue)	5.00	3-1-2029	2,470,000	2,892,543
Onslow County NC Limited Obligation Series A (Miscellaneous Revenue)	4.00	6-1-2022	90,000	100,116

				8,271,806

18	Wells Fargo Intermediate Tax/AMT-Free Fund	Portfolio of investments—June 30, 2017

Security name	Interest rate	Maturity date	Principal	Value

North Dakota: 0.02%
North Dakota Housing Finance Agency Series D (Housing Revenue)	4.50%	1-1-2029	$450,000	$469,152

Ohio: 1.54%
Cincinnati OH City School District Improvement Project Certificate of Participation (Miscellaneous Revenue)	5.00	12-15-2024	4,815,000	5,684,782
Cincinnati OH City School District Improvement Project Certificate of Participation (Miscellaneous Revenue)	5.00	12-15-2025	2,095,000	2,461,206
Clermont County OH Port Authority West Clermont Local School District Project (Miscellaneous Revenue, Build America Mutual Assurance Company Insured)	5.00	12-1-2025	500,000	604,130
Clermont County OH Port Authority West Clermont Local School District Project (Miscellaneous Revenue, Build America Mutual Assurance Company Insured)	5.00	12-1-2026	600,000	717,636
Clermont County OH Port Authority West Clermont Local School District Project (Miscellaneous Revenue, Build America Mutual Assurance Company Insured)	5.00	12-1-2028	1,250,000	1,489,650
Columbus OH Various Purposes Series 2 (GO Revenue)	5.00	7-1-2026	1,775,000	2,217,579
Columbus OH Various Purposes Series A (GO Revenue)	4.00	8-15-2024	1,190,000	1,366,489
JobsOhio Beverage System Statewide Liquor Profits Senior Lien Series A (Miscellaneous Revenue)	5.00	1-1-2022	2,500,000	2,863,175
Kent University OH General Receipts Series B (Education Revenue, AGC Insured)	5.00	5-1-2018	1,165,000	1,203,958
Ohio Air Quality Development Authority FirstEnergy Generation Series A (Utilities Revenue) ±	3.75	12-1-2023	2,000,000	850,000
Ohio Air Quality Development Authority Series B (Industrial Development Revenue) ±	3.63	10-1-2033	1,750,000	743,750
Ohio Air Quality Development Authority Series B (Industrial Development Revenue) ±	3.63	12-1-2033	2,500,000	1,062,500
Ohio Building Authority Series A (Miscellaneous Revenue)	5.00	10-1-2024	1,000,000	1,127,130
Ohio Turnpike Commission Junior Lien Infrastructure Projects Series A-1 (Transportation Revenue)	5.25	2-15-2029	1,000,000	1,182,070
Ohio Water Development Authority FirstEnergy Nuclear Generation Project Series A (Industrial Development Revenue) ±	3.75	7-1-2033	15,000,000	6,375,000
Ohio Water Development Authority Pollution Control First Energy Nuclear Generation Project Series A (Water & Sewer Revenue) ±	3.75	6-1-2033	10,000,000	4,250,000
Ohio Water Development Authority Pollution Control First Energy Nuclear Generation Project Series B (Industrial Development Revenue) ±	3.63	10-1-2033	3,150,000	1,338,750
Ohio Water Development Authority Pollution Control Series A (Water & Sewer Revenue)	5.00	12-1-2031	1,000,000	1,217,430
RiverSouth Authority Ohio Lazarus Building Redevelopment Series A (Miscellaneous Revenue)	5.75	12-1-2027	950,000	961,220
Summit County OH Port Authority University of Akron Student Housing Project Prerefunded (Education Revenue)	5.25	1-1-2024	685,000	780,133
Summit County OH Port Authority University of Akron Student Housing Project Unrefunded (Education Revenue)	5.25	1-1-2024	315,000	351,505

				38,848,093

Oklahoma: 2.37%
Canadian County OK Education Facilities Authority Mustang Public Schools Project (Miscellaneous Revenue)	4.00	9-1-2024	1,725,000	1,937,141
Canadian County OK Education Facilities Authority Mustang Public Schools Project (Miscellaneous Revenue)	4.00	9-1-2025	1,110,000	1,247,429
Canadian County OK Education Facilities Authority Mustang Public Schools Project (Miscellaneous Revenue)	5.00	9-1-2028	2,180,000	2,578,918
Carter County OK Public Facilities Authority Educational Facilities Plainview Public School Project (Miscellaneous Revenue)	5.00	12-1-2026	1,000,000	1,199,960

Portfolio of investments—June 30, 2017	Wells Fargo Intermediate Tax/AMT-Free Fund	19

Security name	Interest rate	Maturity date	Principal	Value

Oklahoma (continued)
Carter County OK Public Facilities Authority Educational Facilities Plainview Public School Project (Miscellaneous Revenue)	5.00%	12-1-2027	$1,000,000	$1,188,990
Carter County OK Public Facilities Authority Educational Facilities Plainview Public School Project (Miscellaneous Revenue)	5.00	12-1-2028	1,285,000	1,519,358
Claremore OK Public Works Authority (Utilities Revenue)	4.00	6-1-2019	1,325,000	1,384,652
Claremore OK Public Works Authority (Utilities Revenue)	4.00	6-1-2022	2,595,000	2,834,233
Claremore OK Public Works Authority (Utilities Revenue)	4.00	6-1-2023	1,010,000	1,096,204
Creek County OK Educational Facilities Sapulpa Public Schools Project (Miscellaneous Revenue)	5.00	9-1-2023	3,000,000	3,501,480
Cushing OK Educational Facilities Authority (Miscellaneous Revenue)	5.00	9-1-2022	2,210,000	2,558,318
Dewey County OK Educational Facilities Authority Seiling Public Schools Project (Miscellaneous Revenue)	5.00	9-1-2026	1,230,000	1,481,277
Dewey County OK Educational Facilities Authority Seiling Public Schools Project (Miscellaneous Revenue)	5.00	9-1-2027	1,240,000	1,474,670
Garvin County OK Educational Facilities Authority Lindsay Public Schools Project (Miscellaneous Revenue)	5.00	9-1-2018	820,000	853,128
Garvin County OK Educational Facilities Authority Lindsay Public Schools Project (Miscellaneous Revenue)	5.00	9-1-2019	860,000	920,484
Garvin County OK Educational Facilities Authority Lindsay Public Schools Project (Miscellaneous Revenue)	5.00	9-1-2020	455,000	498,220
Garvin County OK Educational Facilities Authority Lindsay Public Schools Project (Miscellaneous Revenue)	5.00	9-1-2026	1,000,000	1,164,640
Garvin County OK Educational Facilities Authority Lindsay Public Schools Project (Miscellaneous Revenue)	5.00	9-1-2027	1,245,000	1,438,809
Grady County OK Educational FacilitiesTuttle Public Schools Project (Miscellaneous Revenue)	5.00	9-1-2023	1,000,000	1,167,160
Grady County OK Educational FacilitiesTuttle Public Schools Project (Miscellaneous Revenue)	5.00	9-1-2024	1,075,000	1,268,898
Grady County OK Educational FacilitiesTuttle Public Schools Project (Miscellaneous Revenue)	5.00	9-1-2025	500,000	593,720
Grady County OK Educational FacilitiesTuttle Public Schools Project (Miscellaneous Revenue)	5.00	9-1-2028	1,160,000	1,346,992
McGee Creek OK Authority (Water & Sewer Revenue, National Insured)	6.00	1-1-2023	1,310,000	1,446,672
Muskogee OK Industrial Trust Educational Facilities (Miscellaneous Revenue)	5.00	9-1-2020	1,000,000	1,088,860
Muskogee OK Industrial Trust Educational Facilities (Miscellaneous Revenue)	5.00	9-1-2021	1,000,000	1,109,380
Muskogee OK Industrial Trust Educational Facilities (Miscellaneous Revenue)	5.00	9-1-2022	1,000,000	1,125,830
Oklahoma City OK Public Property Authority (Tax Revenue)	5.00	10-1-2026	1,495,000	1,768,421
Oklahoma City OK Public Property Authority (Tax Revenue)	5.00	10-1-2027	1,140,000	1,337,368
Oklahoma City OK Public Property Authority (Tax Revenue)	5.00	10-1-2028	1,265,000	1,472,296
Oklahoma Development Finance Authority (Miscellaneous Revenue)	4.00	6-1-2023	1,270,000	1,426,845
Oklahoma Development Finance Authority (Miscellaneous Revenue)	5.00	6-1-2023	1,230,000	1,450,699
Oklahoma Development Finance Authority Higher Education Master Real Property Series B (Miscellaneous Revenue)	4.00	6-1-2024	1,270,000	1,437,742
Tulsa County OK Industrial Authority Educational Facilities Glenpool Public Schools Project Series A (Miscellaneous Revenue)	5.00	9-1-2025	1,280,000	1,529,344
Tulsa County OK Industrial Authority MFHR Quail Creek Villa (Housing Revenue) ±	1.30	5-1-2020	3,700,000	3,697,188
Tulsa OK Airports Improvement Trust Series D (Airport Revenue, Build America Mutual Assurance Company Insured)	5.00	6-1-2019	1,500,000	1,592,670
Tulsa OK Airports Improvement Trust Series D (Airport Revenue, Build America Mutual Assurance Company Insured)	5.00	6-1-2021	1,185,000	1,287,420

20	Wells Fargo Intermediate Tax/AMT-Free Fund	Portfolio of investments—June 30, 2017

Security name	Interest rate	Maturity date	Principal	Value

Oklahoma (continued)
Tulsa OK Airports Improvement Trust Series D (Airport Revenue, Build America Mutual Assurance Company Insured)	5.00%	6-1-2022	$520,000	$565,786
Tulsa OK Airports Improvement Trust Series D (Airport Revenue, Build America Mutual Assurance Company Insured)	5.00	6-1-2025	1,200,000	1,296,264
Tulsa OK Airports Improvement Trust Series D (Airport Revenue, Build America Mutual Assurance Company Insured)	5.00	6-1-2026	1,250,000	1,345,063
Tulsa OK Airports Improvement Trust Series D (Airport Revenue, Build America Mutual Assurance Company Insured)	5.00	6-1-2027	1,000,000	1,072,480
Tulsa OK Airports Improvement Trust Series D (Airport Revenue, Build America Mutual Assurance Company Insured)	5.00	6-1-2028	500,000	534,695

				59,839,704

Oregon: 0.37%
Medford OR Hospital Facilities Authority (Health Revenue)	5.00	10-1-2020	1,155,000	1,270,454
Oregon Facilities Authority Samaritan Health Services Project Series A (Health Revenue)	5.00	10-1-2026	1,500,000	1,769,640
Washington County OR Full Faith & Credit Obligations Series B (GO Revenue)	5.00	3-1-2022	5,345,000	6,232,484

				9,272,578

Pennsylvania: 8.77%
Adams County PA IDA Gettysburg College Project (Education Revenue)	5.00	8-15-2024	1,500,000	1,644,240
Adams County PA IDA Gettysburg College Project (Education Revenue)	5.00	8-15-2025	1,500,000	1,640,415
Allegheny County PA Hospital Development Authority Series B (Health Revenue, National Insured)	6.00	7-1-2025	2,605,000	3,336,640
Allegheny County PA Moon Area School District Series A (GO Revenue)	5.00	11-15-2024	3,400,000	4,043,518
Allegheny County PA Series 72 (GO Revenue)	5.25	12-1-2033	4,000,000	4,628,040
Allegheny County PA Series 75 (GO Revenue)	5.00	11-1-2026	2,500,000	3,047,275
Beaver County PA IDA Pollution Control FirstEnergy Nuclear Generation Corporation Project Series B (Industrial Development Revenue) ±	3.50	12-1-2035	5,000,000	2,125,000
Berks County PA Municipal Authority Reading Hospital & Medical Center Project Series B (Health Revenue)	2.41	11-1-2039	10,000,000	10,071,600
Bucks County PA Water & Sewer Authority Water System (Water & Sewer Revenue, AGM Insured)	5.00	12-1-2026	2,400,000	2,722,440
Central Dauphin PA School District (GO Revenue)	5.00	2-1-2029	825,000	986,807
Central Dauphin PA School District (GO Revenue)	5.00	2-1-2030	1,110,000	1,317,159
Central Greene PA School District Series B (GO Revenue, Build America Mutual Assurance Company Insured)	5.00	2-15-2019	865,000	913,838
Chester County PA IDA Avon Grove Charter School Project Series A (Education Revenue)	5.65	12-15-2017	100,000	102,149
Chester County PA IDA Collegium Charter School Project Series A (Education Revenue)	5.00	10-15-2027	1,500,000	1,583,100
Cumberland County PA Diakon Lutheran Social Ministries Project (Health Revenue)	5.00	1-1-2025	1,340,000	1,554,963
Cumberland County PA Diakon Lutheran Social Ministries Project (Health Revenue)	5.00	1-1-2026	1,370,000	1,565,718
Cumberland County PA Diakon Lutheran Social Ministries Project (Health Revenue)	5.00	1-1-2027	1,225,000	1,383,246
Delaware County PA Vocational & Technical School Authority (Miscellaneous Revenue, Build America Mutual Assurance Company Insured)	5.25	11-1-2033	2,000,000	2,264,000
Johnstown PA School District (GO Revenue, AGM Insured)	5.00	8-1-2024	2,730,000	3,065,927
Lancaster County PA Solid Waste Management Authority Series A (Resource Recovery Revenue)	5.25	12-15-2028	5,665,000	6,527,836
Lycoming County PA Authority Pennsylvania College of Technology (Education Revenue)	5.50	7-1-2026	4,000,000	4,574,080

Portfolio of investments—June 30, 2017	Wells Fargo Intermediate Tax/AMT-Free Fund	21

Security name	Interest rate	Maturity date	Principal	Value

Pennsylvania (continued)
Millcreek Richland Joint Authority Pennsylvania Series B (Water & Sewer Revenue, AGC Insured)	4.70%	8-1-2017	$195,000	$195,415
Northampton County PA General Purpose Authority College Refunding Bond (Education Revenue)	5.00	11-1-2027	1,000,000	1,237,910
Northeastern Pennsylvania Hospital & Education Authority Series A (Education Revenue)	5.00	3-1-2026	515,000	592,054
Northeastern Pennsylvania Hospital & Education Authority Series A (Education Revenue)	5.00	3-1-2028	660,000	746,988
Pennsylvania Capital Region Water Sewer System (Water & Sewer Revenue)	5.00	7-15-2030	1,180,000	1,397,226
Pennsylvania Certificate of Participation Retained Basic Lease Payment (Miscellaneous Revenue, AGM Insured)	5.00	11-1-2022	3,015,000	3,423,352
Pennsylvania Certificate of Participation Retained Basic Lease Payment (Miscellaneous Revenue, AGM Insured)	5.00	11-1-2023	1,900,000	2,181,865
Pennsylvania Certificate of Participation Retained Basic Lease Payment (Miscellaneous Revenue, AGM Insured)	5.00	11-1-2024	1,660,000	1,926,646
Pennsylvania HEFAR Series AQ (Education Revenue)	5.00	6-15-2023	6,090,000	7,131,755
Pennsylvania HEFAR Series AR (Education Revenue)	5.00	6-15-2025	1,000,000	1,198,630
Pennsylvania HEFAR Series AS (Education Revenue)	5.00	6-15-2024	1,530,000	1,814,243
Pennsylvania HEFAR Series AS (Education Revenue)	5.00	6-15-2025	1,575,000	1,887,842
Pennsylvania HEFAR Series AS (Education Revenue)	5.00	6-15-2027	2,190,000	2,614,991
Pennsylvania HEFAR Series LL1 (Education Revenue)	5.00	11-1-2019	880,000	906,928
Pennsylvania HEFAR Series LL1 (Education Revenue)	5.00	11-1-2020	590,000	611,582
Pennsylvania HEFAR Series LL1 (Education Revenue)	5.00	11-1-2022	1,310,000	1,368,478
Pennsylvania Hills PA School District (GO Revenue, Build America Mutual Assurance Company Insured)	4.00	10-1-2021	1,460,000	1,563,937
Pennsylvania Public School Building Authority (Miscellaneous Revenue)	5.00	4-1-2024	2,000,000	2,183,740
Pennsylvania Public School Building Authority (Miscellaneous Revenue, Build America Mutual Assurance Company Insured)	4.00	5-15-2021	500,000	539,290
Pennsylvania Public School Building Authority (Miscellaneous Revenue, Build America Mutual Assurance Company Insured)	4.00	5-15-2022	1,000,000	1,072,880
Pennsylvania Public School Building Authority (Miscellaneous Revenue)	5.00	4-1-2020	5,600,000	6,032,768
Pennsylvania Public School Building Authority (Education Revenue)	5.00	5-1-2023	2,185,000	2,529,596
Pennsylvania Public School Building Authority (Education Revenue)	5.00	6-15-2025	2,265,000	2,642,258
Pennsylvania Public School Building Authority (Miscellaneous Revenue)	5.00	4-1-2029	1,000,000	1,060,720
Pennsylvania Public School Building Authority Series 11396 (Miscellaneous Revenue, AGM Insured, Citibank NA LIQ) ø144A	1.11	12-1-2023	5,000,000	5,000,000
Pennsylvania Public School Building Authority Series B (Miscellaneous Revenue, AGM Insured)	5.00	6-1-2029	2,000,000	2,326,540
Pennsylvania Public School Building Authority Series B-2 (Miscellaneous Revenue, Build America Mutual Assurance Company Insured)	5.00	12-1-2024	1,250,000	1,475,225
Pennsylvania Public School Building Authority Series B-2 (Miscellaneous Revenue, Build America Mutual Assurance Company Insured)	5.00	12-1-2025	1,250,000	1,487,575
Pennsylvania Public School Building Authority Series B-2 (Miscellaneous Revenue, Build America Mutual Assurance Company Insured)	5.00	12-1-2026	1,250,000	1,480,838
Pennsylvania Public School Building Authority Series B-2 (Miscellaneous Revenue, Build America Mutual Assurance Company Insured)	5.00	12-1-2027	1,010,000	1,187,912
Pennsylvania Series 2 (GO Revenue)	5.00	4-15-2023	2,000,000	2,140,020
Pennsylvania Turnpike Commission (Transportation Revenue)	5.00	12-1-2033	3,780,000	4,287,503
Pennsylvania Turnpike Commission Subordinate Series B (Transportation Revenue)	5.00	6-1-2029	690,000	808,528
Pennsylvania Turnpike Commission Subordinate Series C (Transportation Revenue, AGM Insured)	6.25	6-1-2033	1,350,000	1,738,733

22	Wells Fargo Intermediate Tax/AMT-Free Fund	Portfolio of investments—June 30, 2017

Security name	Interest rate	Maturity date	Principal	Value

Pennsylvania (continued)
Pennsylvania Turnpike Commission Subordinate Series E (Transportation Revenue) ¤	0.00%	12-1-2038	$2,000,000	$2,448,460
Philadelphia PA (GO Revenue, AGM Insured)	5.00	8-1-2025	7,000,000	8,289,890
Philadelphia PA Authority for Industrial Development (Education Revenue)	5.88	6-15-2022	850,000	915,680
Philadelphia PA Authority for Industrial Development (Education Revenue)	6.13	6-15-2023	1,135,000	1,227,968
Philadelphia PA Authority for Industrial Development (Education Revenue)	7.00	5-1-2026	740,000	777,067
Philadelphia PA Hospital & HEFAR Refunding Bond Temple University Health System Series B (Health Revenue)	6.25	7-1-2023	1,475,000	1,479,248
Philadelphia PA IDA Master Charter School AID (Education Revenue)	5.00	8-1-2020	420,000	442,919
Philadelphia PA IDA West Philadelphia Achievement Charter Elementary School Project (Education Revenue)	6.25	5-1-2021	235,000	242,884
Philadelphia PA Municipal Authority Juvenile Justice Services Center (Miscellaneous Revenue)	5.00	4-1-2031	3,630,000	4,166,950
Philadelphia PA Municipal Authority Juvenile Justice Services Center (Miscellaneous Revenue)	5.00	4-1-2034	1,800,000	2,038,860
Philadelphia PA School District Refunding Bond Series C (GO Revenue)	5.00	9-1-2018	8,065,000	8,353,162
Philadelphia PA School District Refunding Bond Series C (GO Revenue)	5.00	9-1-2021	2,200,000	2,421,276
Philadelphia PA School District Refunding Bond Series D (GO Revenue)	5.00	9-1-2022	3,750,000	4,165,950
Philadelphia PA School District Refunding Bond Series E (GO Revenue)	5.25	9-1-2021	1,490,000	1,634,739
Philadelphia PA School District Refunding Bond Series F (GO Revenue)	5.00	9-1-2028	5,000,000	5,624,050
Philadelphia PA School District Refunding Bond Series F (GO Revenue)	5.00	9-1-2029	5,000,000	5,572,600
Philadelphia PA School District Refunding Bond Series F (GO Revenue)	5.00	9-1-2031	1,240,000	1,371,428
Philadelphia PA School District Refunding Bond Series F (GO Revenue)	5.00	9-1-2032	1,000,000	1,101,080
Philadelphia PA Series A (GO Revenue)	5.00	8-1-2024	1,000,000	1,182,350
Philadelphia PA Series A (GO Revenue)	5.00	7-15-2026	3,000,000	3,461,940
Philadelphia PA Series A (GO Revenue)	5.25	7-15-2028	2,590,000	3,009,269
Philadelphia PA Series A (GO Revenue)	5.25	7-15-2029	4,410,000	5,098,048
Philadelphia PA Series A (GO Revenue)	5.25	7-15-2032	4,380,000	5,008,880
Pittsburgh PA Moon Area School District Series A (GO Revenue)	5.00	11-15-2029	1,000,000	1,130,620
Pittsburgh PA Series A (GO Revenue)	4.00	9-1-2022	1,000,000	1,114,560
Pittsburgh PA Series A (GO Revenue)	5.00	9-1-2022	2,060,000	2,397,593
Pittsburgh PA Series A (GO Revenue)	5.00	9-1-2023	3,810,000	4,405,732
Reading PA School District (GO Revenue)	5.00	4-1-2021	3,120,000	3,441,828
State Public School Building Authority City of Harrisburg Project Series A (Miscellaneous Revenue, AGM Insured)	5.00	12-1-2028	3,500,000	4,100,600
State Public School Building Authority City of Harrisburg Project Series A (Miscellaneous Revenue, AGM Insured)	5.00	12-1-2033	4,425,000	5,056,625
State Public School Building Authority Pennsylvania Chester Upland School District Project Series B (Miscellaneous Revenue)	5.25	9-15-2030	2,000,000	2,243,160

				221,817,375

Rhode Island: 0.08%
Providence RI Series A (GO Revenue, AGM Insured)	4.00	1-15-2018	2,115,000	2,143,024

South Carolina: 1.40%
Connector 2000 Association Incorporated CAB Series A (Transportation Revenue) ¤	0.00	1-1-2018	39,781	35,772
Laurens County SC Education Assistance for District #55 (Miscellaneous Revenue)	5.00	12-1-2021	1,000,000	1,129,810
Laurens County SC Education Assistance for District #55 (Miscellaneous Revenue)	5.00	12-1-2022	1,250,000	1,434,750
Laurens County SC Education Assistance for District #55 (Miscellaneous Revenue)	5.00	12-1-2025	1,000,000	1,186,290
Piedmont SC Municipal Power Agency Prerefunded Bond Series A-3 (Utilities Revenue)	5.25	1-1-2019	965,000	985,912

Portfolio of investments—June 30, 2017	Wells Fargo Intermediate Tax/AMT-Free Fund	23

Security name	Interest rate	Maturity date	Principal	Value

South Carolina (continued)
Piedmont SC Municipal Power Agency Unrefunded Bond Series A-3 (Utilities Revenue)	5.25%	1-1-2019	$2,535,000	$2,588,387
Scago SC Educational Facilities Corporation For Sumter County School District 17 (Miscellaneous Revenue)	4.00	12-1-2019	1,000,000	1,049,650
Scago SC Educational Facilities Corporation For Sumter County School District 17 (Miscellaneous Revenue)	5.00	12-1-2022	1,720,000	1,956,878
South Carolina Education Assistance Authority Student Loan Series I (Education Revenue)	5.00	10-1-2024	2,350,000	2,473,469
South Carolina Jobs EDA East Point Academy Project Series A (Education Revenue) 144A	2.25	5-1-2019	2,875,000	2,867,094
South Carolina Jobs EDA Furman University Project (Education Revenue)	5.00	10-1-2028	700,000	830,312
South Carolina Jobs EDA Furman University Project (Education Revenue)	5.00	10-1-2030	1,885,000	2,204,885
South Carolina Jobs EDA Furman University Project (Education Revenue)	5.00	10-1-2031	2,155,000	2,512,471
South Carolina Jobs EDA York Preparatory Academy Project Series A (Education Revenue)	7.00	11-1-2033	1,000,000	1,104,040
South Carolina Public Service Authority Series A (Miscellaneous Revenue)	5.00	12-1-2033	10,800,000	12,119,652
University of South Carolina Athletic Facilities Series A (Education Revenue)	5.00	5-1-2027	855,000	1,038,124

				35,517,496

South Dakota: 0.04%
Rapid City SD Airport Project (Airport Revenue)	6.25	12-1-2026	920,000	991,650

Tennessee: 0.43%
Chattanooga TN Health Educational & Housing Facilities University of Tennessee at Chattanooga Project (Housing Revenue)	5.00	10-1-2023	750,000	851,033
Franklin County TN HEFA (Education Revenue)	4.00	9-1-2024	250,000	274,088
Franklin County TN HEFA (Education Revenue)	5.00	9-1-2030	560,000	629,502
Shelby County TN Health Educational & Housing Facilities Board Le Bonheur Children’s Medical Center Series D (Health Revenue, National Insured)	5.50	8-15-2019	345,000	360,794
Shelby County TN Health Educational & Housing Facilities Board Methodist Le Bonheur Series B (Health Revenue, AGM Insured, U.S. Bank NA SPA) ø	0.91	6-1-2042	3,935,000	3,935,000
Tennessee Energy Acquisition Corporation Series A (Utilities Revenue)	5.25	9-1-2017	2,140,000	2,153,653
Tennessee Energy Acquisition Corporation Series A (Utilities Revenue)	5.25	9-1-2018	1,400,000	1,459,766
White County TN (GO Revenue)	4.05	6-1-2020	1,010,000	1,087,730

				10,751,566

Texas: 10.00%
Alvin TX Independent School District Series B (GO Revenue) ±	3.00	2-15-2036	1,000,000	1,002,220
Austin TX Airport System Travis, William and Hays Counties Series A (Airport Revenue)	5.00	11-15-2046	1,000,000	1,150,010
Austin TX Independent School District Series B (GO Revenue)	5.00	8-1-2023	3,805,000	4,544,045
Austin TX Independent School District Series B (GO Revenue)	5.00	8-1-2024	3,970,000	4,818,191
Austin TX Independent School District Series B (GO Revenue)	5.00	8-1-2025	2,050,000	2,519,081
Austin TX Independent School District Series B (GO Revenue)	5.00	8-1-2026	1,450,000	1,763,809
Austin TX Refunding Bond (Utilities Revenue, National Insured)	5.25	5-15-2025	1,400,000	1,682,884
Bexar County TX Combination Tax Certificate of Obligation (GO Revenue)	5.00	6-15-2024	1,000,000	1,206,350
Bexar County TX Limited Tax Refunding Bond (GO Revenue)	5.00	6-15-2026	2,140,000	2,598,688
Bexar County TX Limited Tax Refunding Bond (GO Revenue)	5.00	6-15-2027	3,205,000	3,860,423
Brownsville TX Utilities System Refunding Bond (Utilities Revenue)	5.00	9-1-2026	2,190,000	2,582,755
Brownsville TX Utilities System Refunding Bond (Utilities Revenue)	5.00	9-1-2029	1,500,000	1,729,170

24	Wells Fargo Intermediate Tax/AMT-Free Fund	Portfolio of investments—June 30, 2017

Security name	Interest rate	Maturity date	Principal	Value

Texas (continued)
Brownsville TX Utilities System Refunding Bond (Utilities Revenue)	5.00%	9-1-2030	$2,500,000	$2,869,550
Central Texas Regional Mobility Authority Prerefunded Senior Lien (Transportation Revenue)	5.75	1-1-2019	985,000	1,053,536
Central Texas Regional Mobility Authority Series B (Transportation Revenue) ±	5.00	1-1-2045	8,000,000	8,732,960
Central Texas Regional Mobility Authority Unrefunded Senior Lien (Transportation Revenue)	5.75	1-1-2019	325,000	346,050
Collin County TX Unlimited Tax Road & Refunding Bond (GO Revenue)	5.00	2-15-2023	1,350,000	1,594,958
Collin County TX Unlimited Tax Road & Refunding Bond (GO Revenue)	5.00	2-15-2026	1,000,000	1,214,820
Collin County TX Unlimited Tax Road & Refunding Bond (GO Revenue)	5.00	2-15-2027	1,300,000	1,558,258
Crane County TX Water District Unlimited Tax Bond (GO Revenue)	5.00	2-15-2022	1,515,000	1,701,254
Crane County TX Water District Unlimited Tax Bond (GO Revenue)	5.00	2-15-2023	1,395,000	1,592,546
Crane County TX Water District Unlimited Tax Bond (GO Revenue)	5.00	2-15-2026	1,000,000	1,160,050
Crane County TX Water District Unlimited Tax Bond (GO Revenue)	5.00	2-15-2030	1,130,000	1,267,939
Crane County TX Water District Unlimited Tax Bond (GO Revenue)	5.00	2-15-2031	1,000,000	1,115,880
Cypress-Fairbanks TX Independent School District Series B-2 (GO Revenue) ±	3.00	2-15-2040	11,260,000	11,489,254
Dallas County TX Combination Tax and Parking Garage Certification of Obligation (GO Revenue)	5.00	8-15-2024	5,600,000	6,757,408
Del Rio TX Refunding Bond (GO Revenue, Build America Mutual Assurance Company Insured)	4.00	6-1-2023	720,000	804,204
Del Rio TX Refunding Bond (GO Revenue, Build America Mutual Assurance Company Insured)	4.00	6-1-2024	745,000	836,732
Denton County TX Permanent Improvement & Refunding Bond (GO Revenue)	5.00	7-15-2023	1,990,000	2,384,040
Denton County TX Permanent Improvement & Refunding Bond (GO Revenue)	5.00	7-15-2024	1,145,000	1,397,770
Denton County TX Permanent Improvement & Refunding Bond (GO Revenue)	5.00	7-15-2025	1,000,000	1,196,490
Denton County TX Permanent Improvement & Refunding Bond (GO Revenue)	5.00	7-15-2030	1,000,000	1,178,430
El Paso County TX Hospital District (GO Revenue)	5.00	8-15-2028	2,045,000	2,286,351
El Paso County TX Refunding Bond Series A (GO Revenue)	5.00	2-15-2031	2,000,000	2,316,740
El Paso County TX Refunding Bond Series A (GO Revenue)	5.00	2-15-2032	2,120,000	2,443,533
Flower Mound, Denton & Tarrant Counties TX Refunding Bond (GO Revenue)	4.00	3-1-2026	755,000	853,467
Flower Mound, Denton & Tarrant Counties TX Refunding Bond (GO Revenue)	5.00	3-1-2020	650,000	714,331
Flower Mound, Denton & Tarrant Counties TX Refunding Bond (GO Revenue)	5.00	3-1-2021	510,000	576,356
Flower Mound, Denton & Tarrant Counties TX Refunding Bond (GO Revenue)	5.00	3-1-2022	1,000,000	1,158,670
Flower Mound, Denton & Tarrant Counties TX Refunding Bond (GO Revenue)	5.00	3-1-2023	620,000	732,778
Flower Mound, Denton & Tarrant Counties TX Refunding Bond (GO Revenue)	5.00	3-1-2024	1,660,000	1,997,644
Fort Worth TX Independent School District Unlimited Tax Refunding and School Building Bond (GO Revenue)	5.00	2-15-2026	3,000,000	3,714,390
Galveston TX Wharves & Terminal (Airport Revenue)	5.00	2-1-2026	2,000,000	2,156,940
Georgetown TX Independent School District (GO Revenue) ±	2.00	8-1-2034	1,630,000	1,640,236
Harris County TX Cypress-Fairbanks Independent High School Series 2014B-3 (GO Revenue) ±	1.05	2-15-2044	1,000,000	999,790
Harris County TX Flood Control District Series A (GO Revenue)	5.00	10-1-2025	1,500,000	1,819,275
Harris County TX Tax Road Refunding Bond Series A (GO Revenue)	5.00	10-1-2025	8,445,000	10,178,927
Harris County TX Tax Road Refunding Bond Series A (GO Revenue)	5.00	10-1-2025	4,215,000	5,212,227
Harris County TX Toll Road Project Series C (GO Revenue, AGM Insured)	5.25	8-15-2027	4,000,000	5,077,000
Hays County TX Refunding Bond (GO Revenue)	5.00	2-15-2023	1,750,000	2,049,950
Houston TX Airport Senior Lien Series A (Airport Revenue)	5.00	7-1-2025	1,000,000	1,038,890
Houston TX Higher Education Finance Corporation Series A (Education Revenue)	4.00	2-15-2022	630,000	659,774
Houston TX Utilities Systems Series A (Water & Sewer Revenue)	5.25	11-15-2031	3,000,000	3,380,610
Lower Colorado River TX Authority (Utilities Revenue)	5.50	5-15-2031	2,500,000	2,946,250
Midland County TX PFFA Compass Pointe Apartments (Housing Revenue)	1.25	3-1-2018	2,500,000	2,500,000

Portfolio of investments—June 30, 2017	Wells Fargo Intermediate Tax/AMT-Free Fund	25

Security name	Interest rate	Maturity date	Principal	Value

Texas (continued)
Midtown TX RDA (Tax Revenue, Build America Mutual Assurance Company Insured)	5.25%	1-1-2027	$1,880,000	$2,144,253
Midtown TX RDA (Tax Revenue, Build America Mutual Assurance Company Insured)	5.25	1-1-2029	2,390,000	2,694,486
Midtown TX RDA (Tax Revenue, Build America Mutual Assurance Company Insured)	5.25	1-1-2030	1,500,000	1,687,035
Midtown TX RDA (Tax Revenue, Build America Mutual Assurance Company Insured)	5.25	1-1-2031	1,000,000	1,120,890
North Harris County TX Regional Water Authority Senior Lien (Water & Sewer Revenue, Build America Mutual Assurance Company Insured)	5.00	12-15-2029	1,215,000	1,389,948
North Texas Higher Education Authority Incoming Student Loan Series A-2 (Education Revenue) ±	2.05	7-1-2030	6,505,000	6,519,962
Northside TX Independent School District Refunding Bond (GO Revenue) ±	1.20	8-1-2040	1,190,000	1,190,214
Northwest TX Independent School District Refunding Bond (GO Revenue)	5.00	2-15-2030	4,000,000	4,722,560
Nueces River TX Water Supply Facility Corpus Christi Lake Texana Project (Water & Sewer Revenue)	5.00	7-15-2026	1,000,000	1,214,460
Nueces River TX Water Supply Facility Corpus Christi Lake Texana Project (Water & Sewer Revenue)	5.00	7-15-2027	1,250,000	1,504,325
Plano TX (GO Revenue)	5.00	9-1-2030	2,155,000	2,604,856
Port Arthur TX Navigation District Jefferson County Environmental Facilities Motiva Enterprises LLC Project Series A (Resource Recovery Revenue) ø	1.35	4-1-2040	12,000,000	12,000,000
Port Arthur TX Navigation District Jefferson County Environmental Facilities Motiva Enterprises LLC Project Series C (Resource Recovery Revenue) ø	1.35	4-1-2040	10,000,000	10,000,000
San Antonio TX Junior Lien Series B (Utilities Revenue) ±	1.75	12-1-2027	5,000,000	5,025,550
Tarrant County TX Cultural Education Facilities Finance Corporation Texas Health Resources Series B (Health Revenue) ø	0.86	11-15-2033	14,000,000	14,000,000
Texas Independent School District Refunding Bond (GO Revenue)	5.00	8-15-2025	2,260,000	2,782,354
Texas Municipal Gas Acquisition & Supply Corporation II Series B (Utilities Revenue, JPMorgan Chase & Company Guaranteed) ±	1.38	9-15-2017	1,815,000	1,814,564
Texas Municipal Gas Acquisition & Supply Corporation III Gas Supply Series 2012 (Utilities Revenue)	5.00	12-15-2021	3,945,000	4,485,268
Texas Municipal Gas Acquisition & Supply Corporation Series B (Utilities Revenue)	5.00	12-15-2022	5,000,000	5,755,200
Texas Private Activity Surface Transportation Corporation Project (Transportation Revenue)	7.50	6-30-2032	2,000,000	2,307,060
Texas Private Activity Surface Transportation Corporation Project (Transportation Revenue)	7.50	6-30-2033	2,000,000	2,300,380
Texas Private Activity Surface Transportation Corporation Project Senior Lien Note (Transportation Revenue)	7.50	12-31-2031	3,745,000	4,252,223
Texas SA Energy Acquisition Public Facility Corporation Gas Supply (Utilities Revenue)	5.50	8-1-2019	1,465,000	1,581,116
Texas Transportation Commission Highway Fund Series A (Tax Revenue)	5.00	10-1-2025	3,250,000	4,018,918
Texas Transportation Commission Refunding Bond Series B (Miscellaneous Revenue)	5.00	10-1-2031	5,000,000	6,083,750
Texas Woman’s University Financing System (Education Revenue)	4.00	7-1-2020	1,000,000	1,078,650
University of Houston Texas (Education Revenue)	5.00	2-15-2024	2,700,000	2,872,044
University of Houston Texas Series B (Education Revenue)	5.25	7-1-2026	4,225,000	5,333,387
University of Texas Board of Regents Series D (Education Revenue)	5.00	8-15-2026	2,000,000	2,489,020
Weatherford TX Utility System Refunding & Improvement Bond (Utilities Revenue, AGM Insured)	5.00	9-1-2025	1,000,000	1,205,520
Weatherford TX Utility System Refunding & Improvement Bond (Utilities Revenue, AGM Insured)	5.00	9-1-2026	375,000	443,265

				252,785,142

26	Wells Fargo Intermediate Tax/AMT-Free Fund	Portfolio of investments—June 30, 2017

Security name	Interest rate	Maturity date	Principal	Value

Utah: 0.32%
Canyons UT Board of Education Utah School Bond Guaranty Program (GO Revenue, AGM Insured)	5.00%	6-15-2022	$1,860,000	$2,178,785
Utah Charter School Finance Authority Refunding Bond (Education Revenue, CSCE Insured)	4.00	4-15-2020	250,000	265,998
Utah Charter School Finance Authority Refunding Bond (Education Revenue, CSCE Insured)	4.00	4-15-2021	400,000	431,428
Utah Charter School Finance Authority Refunding Bond (Education Revenue, CSCE Insured)	4.00	4-15-2022	400,000	435,252
Utah Charter School Finance Authority Refunding Bond (Education Revenue, CSCE Insured)	4.00	4-15-2023	400,000	439,204
Utah Charter School Finance Authority Refunding Bond (Education Revenue, CSCE Insured)	4.00	4-15-2024	450,000	496,980
West Valley City UT Municipal Building Authority (Miscellaneous Revenue, AGM Insured)	5.00	2-1-2028	1,000,000	1,216,970
West Valley City UT Municipal Building Authority (Miscellaneous Revenue, AGM Insured)	5.00	2-1-2032	1,555,000	1,837,963
West Valley City UT Municipal Building Authority (Miscellaneous Revenue, AGM Insured)	5.00	2-1-2033	645,000	758,223

				8,060,803

Virgin Islands: 0.26%
Virgin Islands PFA Matching Funding Loan Series A (Miscellaneous Revenue)	6.75	10-1-2019	1,920,000	1,700,928
Virgin Islands PFA Subordinate Lien Series C (Miscellaneous Revenue)	5.00	10-1-2017	5,000,000	4,996,450

				6,697,378

Virginia: 0.64%
Greater Richmond VA Convention Center (Tax Revenue)	5.00	6-15-2025	1,000,000	1,206,350
Marquis VA CDA CAB (Tax Revenue) ¤144A	0.00	9-1-2045	386,000	250,298
Marquis VA CDA CAB Series C (Tax Revenue) (i)¤	0.00	9-1-2041	1,772,000	237,785
Marquis VA CDA Series B (Tax Revenue) (i)	5.63	9-1-2041	1,274,000	980,012
Prince William County VA IDA Glen Arbor Apartments Project Series A (Housing Revenue) ±	1.35	7-1-2019	5,000,000	4,998,050
Virginia Resources Authority Pooled Financing Program Series A (Miscellaneous Revenue)	4.00	11-1-2025	2,370,000	2,751,926
Virginia Resources Authority Pooled Financing Program Series A (Miscellaneous Revenue)	5.00	11-1-2027	1,320,000	1,643,374
Virginia Small Business Financing Authority (Education Revenue)	5.25	10-1-2029	3,000,000	3,510,930
Watkins Centre Virginia CDA (Miscellaneous Revenue)	5.40	3-1-2020	593,000	594,139

				16,172,864

Washington: 3.99%
Energy Northwest Washington Wind Project (Utilities Revenue)	5.00	7-1-2022	1,185,000	1,359,847
Kent WA Limited Tax Refunding Bond (GO Revenue)	5.00	12-1-2031	1,000,000	1,182,950
King County WA Federal Way School District #210 (GO Revenue, AGM Insured)	4.00	12-1-2023	4,085,000	4,651,140
King County WA Public Hospital District #1 Valley Medical Center Refunding Bond (GO Revenue)	5.00	12-1-2029	1,600,000	1,870,256
King County WA Public Hospital District #1 Valley Medical Center Refunding Bond (GO Revenue)	5.00	12-1-2031	6,665,000	7,704,207
King County WA Public Hospital District #1 Valley Medical Center Refunding Bond (GO Revenue)	5.00	12-1-2032	2,905,000	3,342,580

Portfolio of investments—June 30, 2017	Wells Fargo Intermediate Tax/AMT-Free Fund	27

Security name	Interest rate	Maturity date	Principal	Value

Washington (continued)
King County WA Public Hospital District #1 Valley Medical Center Refunding Bond (GO Revenue)	5.00%	12-1-2033	$7,045,000	$8,075,261
Lewis County WA Public Utility District Refunding (Utilities Revenue)	5.25	4-1-2032	6,115,000	7,222,243
Pierce County WA Puyallup School District #3 (GO Revenue, AGM Insured)	5.00	12-1-2032	10,000,000	12,037,900
Seattle WA Refunding Bond Series A (GO Revenue)	5.00	6-1-2024	6,345,000	7,728,337
Tacoma WA Solid Waste Refunding Bond Series B (Resource Recovery Revenue)	5.00	12-1-2027	620,000	750,715
Tacoma WA Solid Waste Refunding Bond Series B (Resource Recovery Revenue)	5.00	12-1-2028	1,455,000	1,748,779
Tacoma WA Solid Waste Refunding Bond Series B (Resource Recovery Revenue)	5.00	12-1-2029	1,525,000	1,818,105
Washington EDFA (Education Revenue)	5.00	6-1-2028	1,000,000	1,171,150
Washington HCFR Fred Hutchinson Cancer Research Center (Health Revenue) ±	1.96	1-1-2042	10,000,000	10,023,000
Washington HCFR Fred Hutchinson Cancer Research Center (Health Revenue)	5.00	1-1-2023	4,000,000	4,635,920
Washington HCFR Fred Hutchinson Cancer Research Center (Health Revenue)	5.00	1-1-2026	2,250,000	2,688,098
Washington HCFR Fred Hutchinson Cancer Research Center (Health Revenue)	5.00	1-1-2027	1,050,000	1,237,656
Washington HCFR Fred Hutchinson Cancer Research Center (Health Revenue)	5.00	1-1-2028	1,350,000	1,579,541
Washington Motor Vehicle Fuel Tax Refunding Bond Series D (Miscellaneous Revenue)	5.00	7-1-2031	5,830,000	6,799,762
Washington Office Building Refunding Bond (Miscellaneous Revenue)	5.00	7-1-2026	2,750,000	3,241,398
Washington TES Properties (Miscellaneous Revenue)	5.50	12-1-2029	1,400,000	1,518,020
Washington Various Purposes Refunding Bond Series B (GO Revenue)	5.00	7-1-2028	7,130,000	8,606,053

				100,992,918

West Virginia: 0.34%
West Virginia Hospital Finance Authority West Virginia University Health System Series A (Health Revenue)	5.00	6-1-2031	375,000	431,974
West Virginia Hospital Finance Authority West Virginia University Health System Series A (Health Revenue)	5.00	6-1-2032	950,000	1,089,118
West Virginia School Building Authority (Miscellaneous Revenue)	5.25	7-1-2020	1,100,000	1,147,091
West Virginia School Building Authority Capital Improvement Bond Series A (Miscellaneous Revenue)	5.00	7-1-2026	1,520,000	1,830,779
West Virginia School Building Authority Capital Improvement Bond Series A (Miscellaneous Revenue)	5.00	7-1-2027	1,595,000	1,910,746
West Virginia School Building Authority Capital Improvement Bond Series A (Miscellaneous Revenue)	5.00	7-1-2029	1,755,000	2,069,373

				8,479,081

Wisconsin: 0.67%
Milwaukee WI RDA Public Schools (Miscellaneous Revenue)	5.00	11-15-2029	420,000	496,049
Milwaukee WI RDA Public Schools (Miscellaneous Revenue)	5.00	11-15-2030	635,000	745,681
Wisconsin HEFA Bellin Memorial Hospital Obligated Group (Health Revenue, Ambac Insured)	5.50	2-15-2019	410,000	421,751
Wisconsin HEFA Mercy Alliance Incorporated Project Series A (Health Revenue)	5.00	6-1-2019	500,000	518,920
Wisconsin HEFA Series A (Health Revenue)	5.00	7-15-2021	3,500,000	3,957,485
Wisconsin HEFA Series A (Health Revenue)	5.00	11-15-2023	3,500,000	4,162,970
Wisconsin PFA Charter School Voyager Foundation Incorporate Project Series A (Education Revenue)	6.00	10-1-2032	1,475,000	1,575,934
Wisconsin PFA KU Campus Development Corporation Central District Development Project (Education Revenue)	5.00	3-1-2032	4,315,000	4,955,130

				16,833,920

Total Municipal Obligations (Cost $2,441,508,568)				2,503,832,160

28	Wells Fargo Intermediate Tax/AMT-Free Fund	Portfolio of investments—June 30, 2017

		Value
Total investments in securities (Cost $2,441,508,568) *	99.01%	$2,503,832,160
Other assets and liabilities, net	0.99	24,911,816

Total net assets	100.00%	$2,528,743,976

¤	The security is issued in zero coupon form with no periodic interest payments.

±	Variable rate investment. The rate shown is the rate in effect at period end.

ø	Variable rate demand notes are subject to a demand feature which reduces the effective maturity. The maturity date shown represents the final maturity date of the security. The interest rate is determined and reset by the issuer daily, weekly, or monthly depending upon the terms of the security. The rate shown is the rate in effect at period end.

%%	The security is issued on a when-issued basis.

144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.

##	All or a portion of this security is segregated for when-issued securities.
(i)	Illiquid security for which the designation as illiquid is unaudited.
*	Cost for federal income tax purposes is $2,441,507,598 and unrealized gains (losses) consists of:

Gross unrealized gains	$91,545,539
Gross unrealized losses	(29,220,977)

Net unrealized gains	$62,324,562

Portfolio of investments—June 30, 2017	Wells Fargo Municipal Bond Fund	1

Security name	Interest rate	Maturity date	Principal	Value

Municipal Obligations: 97.69%

Alabama: 1.96%
Alabama Federal Aid Highway Finance Authority Series A (Tax Revenue)	5.00%	9-1-2035	$19,000,000	$22,342,290
Alabama State University General Tuition and Fee (Education Revenue, Syncora Guarantee Incorporated Insured)	5.25	8-1-2032	10,520,000	10,231,226
Birmingham AL CAB Series A1 (GO Revenue) ±	0.00	3-1-2045	3,000,000	3,107,010
Jefferson County AL CAB Series B (Water & Sewer Revenue, AGM Insured) ¤	0.00	10-1-2025	710,000	542,376
Jefferson County AL CAB Series B (Water & Sewer Revenue, AGM Insured) ¤	0.00	10-1-2026	3,000,000	2,158,980
Jefferson County AL CAB Series B (Water & Sewer Revenue, AGM Insured) ¤	0.00	10-1-2029	4,115,000	2,427,192
Jefferson County AL Limited Obligation School District Series A (Tax Revenue, AGM Insured)	5.25	1-1-2018	775,000	777,713
Jefferson County AL Limited Obligation School District Series A (Tax Revenue)	5.25	1-1-2020	3,000,000	3,010,500
Jefferson County AL Series A (GO Revenue)	4.90	4-1-2021	4,490,000	4,671,351
Jefferson County AL Warrants Series C (GO Revenue)	4.90	4-1-2021	2,590,000	2,689,197

				51,957,835

Arizona: 1.58%
Arizona Health Facilities Authority Catholic Healthcare West Series B (Health Revenue, JPMorgan Chase & Company LOC) ø	0.91	7-1-2035	12,990,000	12,990,000
Maricopa County AZ IDA Senior Living Facility Series 2016 (Health Revenue) 144A	6.00	1-1-2048	4,000,000	3,978,920
Maricopa County AZ PCR Series B (Utilities Revenue) ±	5.20	6-1-2043	100,000	108,574
Phoenix AZ IDA Legacy Traditional Schools Project Series A (Education Revenue) 144A	6.50	7-1-2034	2,000,000	2,261,060
Pima County AZ IDA New Plan Learning Project Series A (Education Revenue)	7.75	7-1-2035	7,480,000	7,561,532
Pima County AZ IDA New Plan Learning Project Series A (Education Revenue)	8.13	7-1-2041	6,470,000	6,572,032
Pima County AZ IDA Noah Webster Schools-Pima Project (Education Revenue)	7.00	12-15-2043	3,225,000	3,554,756
Salt River AZ Pima Maricopa Indian Community Series 2005 (Miscellaneous Revenue, Bank of America NA LOC) ø	0.96	10-1-2025	1,500,000	1,500,000
Tempe AZ IDA Friendship Village Project Series A (Health Revenue)	5.25	12-1-2020	1,000,000	1,081,230
Tempe AZ IDA Friendship Village Project Series A (Health Revenue)	5.38	12-1-2021	1,000,000	1,096,830
Tempe AZ IDA Friendship Village Project Series A (Health Revenue)	5.50	12-1-2022	1,000,000	1,093,660

				41,798,594

California: 10.46%
Alameda County CA Certificate of Participation (Miscellaneous Revenue, National Insured) ¤	0.00	6-15-2019	1,400,000	1,348,102
Alhambra CA Unified School District CAB Election of 2008 Series B (GO Revenue, AGM Insured) ¤	0.00	8-1-2031	2,175,000	1,353,329
Alhambra CA Unified School District CAB Election of 2008 Series B (GO Revenue, AGM Insured) ¤	0.00	8-1-2032	3,795,000	2,234,800
Alhambra CA Unified School District CAB Election of 2008 Series B (GO Revenue, AGM Insured) ¤	0.00	8-1-2034	5,000,000	2,659,950
Alhambra CA Unified School District CAB Election of 2008 Series B (GO Revenue, AGM Insured) ¤	0.00	8-1-2035	6,700,000	3,381,088
Alhambra CA Unified School District CAB Series B (GO Revenue, AGC Insured) ¤	0.00	8-1-2031	7,500,000	4,664,625
Anaheim CA PFA Convention Center Expansion Project Series A (Miscellaneous Revenue)	5.00	5-1-2046	8,500,000	9,667,135
Bay Area CA Toll Authority Toll Bridge Series A (Transportation Revenue) ±	2.16	4-1-2036	18,000,000	18,242,820
Bay Area CA Toll Authority Toll Bridge Series C1 (Transportation Revenue, Sumitomo Mitsui Banking LOC) ø	0.84	4-1-2045	7,475,000	7,475,000
California CDA Kaiser Permanente Series B (Health Revenue) ø	0.88	11-1-2030	20,000,000	20,000,000
California HFFA Kaiser Permanente Series C (Health Revenue) ø	0.90	6-1-2041	20,000,000	20,000,000

2	Wells Fargo Municipal Bond Fund	Portfolio of investments—June 30, 2017

Security name	Interest rate	Maturity date	Principal	Value

California (continued)
California Kindergarten Series A1 (GO Revenue, Citibank NA LOC) ø	0.61%	5-1-2034	$10,000,000	$10,000,000
California Municipal Finance Authority Charter School Albert Einstein Academies Project Series A (Miscellaneous Revenue)	7.13	8-1-2043	2,230,000	2,452,599
California PCFA Solid Waste Disposal AMT Green Bond Calplant I Project (Industrial Development Revenue) 144A	8.00	7-1-2039	3,270,000	3,527,545
California PFOTER Series DCL-009 (GO Revenue, Dexia Credit Local LOC, AGM Insured) 144Aø	1.04	8-1-2027	16,670,000	16,670,000
California Public Works Board Department of General Services Buildings 8 & 9A (Miscellaneous Revenue)	6.25	4-1-2034	4,000,000	4,364,640
California Public Works Board Judicial Council Project Series A (Miscellaneous Revenue)	5.00	3-1-2031	3,260,000	3,708,543
California Series B-5 (Miscellaneous Revenue, MUFG Union Bank NA LOC) ø	0.70	5-1-2040	14,890,000	14,890,000
California Series C-1 (GO Revenue, Bank of America NA LOC) ø	0.83	5-1-2033	9,625,000	9,625,000
California Statewide CDA School Facility Aspire Public Schools (Education Revenue)	5.00	7-1-2020	405,000	418,446
California Statewide CDA Sutter Health Series A (Health Revenue)	6.00	8-15-2042	4,900,000	5,568,997
Cerritos CA Community College District CAB Election of 2004 Series D (GO Revenue) ¤	0.00	8-1-2027	1,000,000	759,470
Cerritos CA Community College District CAB Election of 2004 Series D (GO Revenue) ¤	0.00	8-1-2028	1,040,000	750,797
Colton CA Unified School District CAB Series B (GO Revenue, AGM Insured) ¤	0.00	8-1-2031	1,000,000	612,540
Colton CA Unified School District CAB Series B (GO Revenue, AGM Insured) ¤	0.00	8-1-2032	1,000,000	578,590
Colton CA Unified School District CAB Series B (GO Revenue, AGM Insured) ¤	0.00	8-1-2033	1,000,000	552,720
Compton CA Community College District CAB Election of 2002 Series C (GO Revenue) ¤	0.00	8-1-2032	2,515,000	1,373,542
Compton CA Community College District CAB Election of 2002 Series C (GO Revenue) ¤	0.00	8-1-2033	2,000,000	1,039,460
Compton CA PFA Refunding Bond (Miscellaneous Revenue) 144A	4.00	9-1-2027	3,820,000	3,845,900
El Monte CA Union High School District CAB Election of 2008 (GO Revenue, AGM Insured) ¤	0.00	6-1-2028	1,165,000	846,233
El Monte CA Union High School District CAB Election of 2008 (GO Revenue, AGM Insured) ¤	0.00	6-1-2029	1,500,000	1,047,030
El Monte CA Union High School District CAB Election of 2008 (GO Revenue, AGM Insured) ¤	0.00	6-1-2030	2,000,000	1,330,060
El Monte CA Union High School District CAB Election of 2008 (GO Revenue, AGM Insured) ¤	0.00	6-1-2031	2,000,000	1,250,900
El Monte CA Union High School District CAB Election of 2008 (GO Revenue, AGM Insured) ¤	0.00	6-1-2032	1,660,000	981,990
El Monte CA Union High School District CAB Election of 2008 (GO Revenue, AGM Insured) ¤	0.00	6-1-2033	1,230,000	689,403
Gilroy CA Unified School District Prerefunded CAB Election of 2008 Series A (GO Revenue, AGC Insured) ¤	0.00	8-1-2032	6,470,000	4,317,043
Gilroy CA Unified School District Unrefunded CAB Election of 2008 Series A (GO Revenue, AGC Insured) ¤	0.00	8-1-2032	3,330,000	1,943,921
Golden State Tobacco Securitization Corporation California Tobacco Settlement Revenue Series A (Miscellaneous Revenue)	5.00	6-1-2030	970,000	1,110,543
Los Angeles CA Department of Water & Power Series B (Utilities Revenue, Bank of Montreal SPA) ø	0.86	7-1-2034	9,100,000	9,100,000
Los Angeles CA Department of Water & Power Series B (Water & Sewer Revenue, Citibank NA SPA) ø	0.88	7-1-2035	8,390,000	8,390,000
M-S-R California Energy Authority Gas Series B (Utilities Revenue)	6.13	11-1-2029	15,925,000	19,991,767

Portfolio of investments—June 30, 2017	Wells Fargo Municipal Bond Fund	3

Security name	Interest rate	Maturity date	Principal	Value

California (continued)
Montebello CA Unified School District CAB Election of 1998 (GO Revenue, National Insured) ¤	0.00%	8-1-2024	$1,130,000	$964,997
Montebello CA Unified School District CAB Election of 1998 (GO Revenue, National Insured) ¤	0.00	8-1-2027	2,775,000	2,101,230
Morongo Band of Mission Indians California Enterprise Casino Series B (Miscellaneous Revenue) 144A	6.50	3-1-2028	2,000,000	2,054,500
Northern California Gas Authority #1 LIBOR Series B (Utilities Revenue) ±	1.49	7-1-2027	6,310,000	6,034,947
Ontario Montclair CA School District CAB (GO Revenue, AGC Insured) ¤	0.00	8-1-2028	1,500,000	1,066,455
Ontario Montclair CA School District CAB (GO Revenue, AGC Insured) ¤	0.00	8-1-2030	2,000,000	1,293,600
Pasadena CA PFA CAB Rose Bowl Series A (Miscellaneous Revenue) ¤	0.00	3-1-2027	2,095,000	1,597,354
Pasadena CA PFA CAB Rose Bowl Series A (Miscellaneous Revenue) ¤	0.00	3-1-2028	4,450,000	3,238,265
Pasadena CA PFA CAB Rose Bowl Series A (Miscellaneous Revenue) ¤	0.00	3-1-2029	4,520,000	3,152,610
Pasadena CA PFA CAB Rose Bowl Series A (Miscellaneous Revenue) ¤	0.00	3-1-2031	2,185,000	1,394,948
Pasadena CA PFA CAB Rose Bowl Series A (Miscellaneous Revenue) ¤	0.00	3-1-2032	2,000,000	1,226,220
Pasadena CA PFA CAB Rose Bowl Series A (Miscellaneous Revenue) ¤	0.00	3-1-2033	4,295,000	2,523,227
Richmond CA Joint Powers Financing Authority Civic Center Project Series A (Miscellaneous Revenue, AGC Insured)	5.88	8-1-2037	25,000	27,061
Richmond CA Joint Powers Financing Authority Point Potrero Series A (Miscellaneous Revenue)	6.25	7-1-2024	5,420,000	5,930,564
San Bernardino CA Unified School District Election of 2012 Series A (GO Revenue, AGM Insured)	5.00	8-1-2031	1,100,000	1,275,208
San Bernardino CA Unified School District Series A (GO Revenue, AGM Insured)	5.00	8-1-2026	1,100,000	1,304,248
San Bernardino CA Unified School District Series A (GO Revenue, AGM Insured)	5.00	8-1-2028	1,250,000	1,465,363
San Buenaventura CA Community Mental Health System (Health Revenue)	6.00	12-1-2019	1,040,000	1,128,452
San Buenaventura CA Community Mental Health System (Health Revenue)	6.25	12-1-2020	2,000,000	2,246,260
San Diego CA Unified School District CAB Series C (GO Revenue) ¤	0.00	7-1-2031	2,000,000	1,256,000
San Diego CA Unified School District CAB Series C (GO Revenue) ¤	0.00	7-1-2032	1,500,000	891,285
San Diego CA Unified School District CAB Series C (GO Revenue) ¤	0.00	7-1-2033	1,000,000	566,750
San Diego CA Unified School District CAB Series C (GO Revenue) ¤	0.00	7-1-2034	2,000,000	1,081,280
San Diego County CA Regional Transportation Community Limited Tax Series C (Tax Revenue, Mizuho Corporate Bank SPA) ø	0.88	4-1-2038	6,200,000	6,200,000
West Contra Costa CA Unified School District CAB Series C (GO Revenue, AGM Insured) ¤	0.00	8-1-2029	3,000,000	2,070,750
West Contra Costa CA Unified School District Election of 2005 Series C-1 (GO Revenue, AGC Insured) ¤	0.00	8-1-2029	1,690,000	1,166,523
Wiseburn CA School District CAB Election of 2010 Series B (GO Revenue, AGM Insured) ¤	0.00	8-1-2034	2,530,000	1,305,303

				277,327,928

Colorado: 2.93%
Colorado E-470 Public Highway Authority CAB Series B (Transportation Revenue, National Insured) ¤	0.00	9-1-2022	4,600,000	4,115,068
Colorado ECFA Charter School American Academy Project (Education Revenue)	7.13	12-1-2033	2,200,000	2,429,460
Colorado ECFA Charter School Banning Lewis Ranch Academy Project Series A (Education Revenue)	6.00	12-15-2037	2,900,000	2,781,332
Colorado ECFA Charter School Banning Lewis Ranch Academy Project Series B-2 (Education Revenue)	7.00	12-15-2046	3,940,000	4,032,748
Colorado ECFA Charter School Community Leadership Academy (Education Revenue)	5.75	7-1-2019	380,000	387,000
Colorado ECFA Charter School Community Leadership Academy Second Campus Project (Education Revenue)	7.00	8-1-2033	1,330,000	1,519,671
Colorado ECFA Charter School Monument Academy Project Series A (Education Revenue)	5.50	10-1-2017	60,000	60,603

4	Wells Fargo Municipal Bond Fund	Portfolio of investments—June 30, 2017

Security name	Interest rate	Maturity date	Principal	Value

Colorado (continued)
Colorado ECFA Charter School Monument Academy Project Series A (Education Revenue)	7.25%	10-1-2039	$500,000	$538,665
Colorado ECFA Charter School Rocky Mountain Classical Academy Project Series A (Education Revenue)	7.50	9-1-2033	5,015,000	5,456,721
Colorado ECFA Charter School Rocky Mountain Classical Academy Project Series A (Education Revenue)	8.00	9-1-2043	5,930,000	6,597,837
Colorado ECFA Charter School Rocky Mountain Classical Academy Project Series A (Education Revenue)	8.13	9-1-2048	3,795,000	4,234,613
Colorado ECFA Charter School Twin Peaks Charter Academy (Miscellaneous Revenue)	6.50	3-15-2043	1,290,000	1,405,597
Colorado Health Facilities Authority Catholic Health Initiative Series 2009A (Health Revenue)	5.00	7-1-2039	14,100,000	14,442,489
Colorado Health Facilities Authority Catholic Health Initiatives Series D-1 (Health Revenue)	6.25	10-1-2033	4,000,000	4,210,680
Colorado High Performance Transportation Enterprise U.S. 36 and I-25 Managed Lanes (Transportation Revenue)	5.75	1-1-2044	2,160,000	2,324,722
Colorado PFA Charter School Highline Academy Project (Education Revenue)	6.25	12-15-2020	280,000	293,787
Colorado PFA Charter School Highline Academy Project (Education Revenue)	6.75	12-15-2025	455,000	488,720
Colorado PFA Charter School Highline Academy Project (Education Revenue)	7.38	12-15-2040	4,010,000	4,354,579
Colorado Springs CO Series C (Utilities Revenue, JPMorgan Chase & Company SPA) ø	0.93	11-1-2040	17,460,000	17,460,000
Eagle County CO Airport Terminal Corporation Airport Terminal Improvement Project Series B (Airport Revenue)	5.25	5-1-2020	550,000	551,062

				77,685,354

Connecticut: 0.28%
Hamden CT BAN (GO Revenue)	5.00	8-15-2026	1,235,000	1,379,483
Hartford CT Series A (GO Revenue)	5.00	4-1-2028	3,165,000	2,791,815
Hartford CT Series B (GO Revenue)	5.00	4-1-2025	1,220,000	1,092,217
Hartford CT Series B (GO Revenue)	5.00	4-1-2026	1,470,000	1,297,540
Hartford CT Series B (GO Revenue)	5.00	4-1-2027	1,000,000	877,310

				7,438,365

Delaware: 0.38%
Delaware EDA Odyssey Charter School Incorporated Project Series A (Education Revenue) 144A	7.00	9-1-2045	7,500,000	7,659,300
Kent County DE Charter School Incorporated Project (Education Revenue)	7.38	5-1-2037	2,110,000	2,361,575

				10,020,875

District of Columbia: 0.41%
District of Columbia Cesar Chavez Public Charter School (Education Revenue)	6.50	11-15-2021	3,545,000	3,795,419
District of Columbia Georgetown University Series B-1 (Education Revenue, Bank of America NA LOC) ø	0.91	4-1-2041	5,000,000	5,000,000
District of Columbia Water & Sewer Authority Public Utilities Series A (Water & Sewer Revenue)	6.00	10-1-2035	2,000,000	2,125,320

				10,920,739

Florida: 3.35%
Championsgate FL Community Development District Capital Improvement Series A (Miscellaneous Revenue)	6.25	5-1-2020	795,000	795,103
CityPlace Florida Community Development District (Miscellaneous Revenue)	5.00	5-1-2022	1,000,000	1,108,390

Portfolio of investments—June 30, 2017	Wells Fargo Municipal Bond Fund	5

Security name	Interest rate	Maturity date	Principal	Value

Florida (continued)
Collier County FL School Board Refunding Certificate of Participation (Miscellaneous Revenue, AGM Insured)	5.25%	2-15-2021	$1,000,000	$1,132,850
Crossings at Fleming Island Florida Community Development District Refunding Senior Lien Series A-1 (Miscellaneous Revenue)	2.25	5-1-2018	1,260,000	1,261,953
Crossings at Fleming Island Florida Community Development District Refunding Senior Lien Series A-1 (Miscellaneous Revenue)	2.63	5-1-2019	1,295,000	1,301,112
Daytona Beach FL Refunding & Improvement Project (Water & Sewer Revenue, AGM Insured)	5.00	11-1-2031	1,155,000	1,310,105
Daytona Beach FL Refunding & Improvement Project (Water & Sewer Revenue, AGM Insured)	5.00	11-1-2032	1,465,000	1,657,794
Florida Development Finance Corporation Educational Facilities Renaissance Charter School Project Series A (Education Revenue)	8.50	6-15-2044	13,290,000	15,364,835
Florida Housing Finance Corporation Journet Place Apartments Series 1 (Housing Revenue)	7.60	12-15-2047	805,000	988,315
Florida Housing Finance Corporation Villa Capri Phase III (Housing Revenue)	7.60	12-15-2042	2,690,000	2,931,051
Heritage Harbor Florida Community Development District (Miscellaneous Revenue)	7.75	5-1-2023	335,000	320,129
Holmes County FL Hospital Corporation Doctors Memorial Hospital Project (Health Revenue)	6.00	11-1-2038	2,500,000	2,499,975
Indigo FL Community Development District Series C (Miscellaneous Revenue) (i)(s)	1.40	5-1-2030	2,536,248	1,217,323
Lakeland FL Educational Facilities Authority Florida Southern College Project Series A (Education Revenue)	5.00	9-1-2025	530,000	601,195
Lakeland FL Educational Facilities Authority Florida Southern College Project Series A (Education Revenue)	5.00	9-1-2028	1,195,000	1,332,019
Lakeside Plantation FL Community Development District Series A (Miscellaneous Revenue)	6.95	5-1-2031	1,141,000	1,141,799
Marshall Creek Florida Community Development District (Miscellaneous Revenue)	6.32	5-1-2045	130,000	124,500
Marshall Creek Florida Community Development District (Miscellaneous Revenue) (s)	6.63	5-1-2032	2,110,000	2,067,188
Miami-Dade County FL School District (GO Revenue)	5.00	3-15-2046	15,000,000	17,098,350
Miami-Dade County FL Seaport AMT Series B (Airport Revenue)	6.00	10-1-2033	500,000	593,375
Orlando FL Capital Improvement Special Revenue Series B (Miscellaneous Revenue)	5.00	10-1-2033	1,525,000	1,743,777
Orlando FL Capital Improvement Special Revenue Series B (Miscellaneous Revenue)	5.00	10-1-2035	1,680,000	1,910,378
Orlando FL Capital Improvement Special Revenue Series B (Miscellaneous Revenue)	5.00	10-1-2036	1,765,000	2,003,328
Palm Beach County FL Public Improvement Series 2 (Miscellaneous Revenue)	5.38	11-1-2028	2,000,000	2,116,540
Pinellas County Educational Facilities Authority Barry Unversity Project (Education Revenue)	5.00	10-1-2027	1,600,000	1,726,112
Saint Petersburg FL Health Facilities Authority All Children’s Project Series A (Health Revenue)	6.50	11-15-2039	5,500,000	6,182,165
Seminole County FL IDA Choices in Learning Series A (Education Revenue)	6.20	11-15-2026	1,815,000	1,960,019
Seminole County FL IDA Choices in Learning Series A (Education Revenue)	7.38	11-15-2041	3,525,000	3,915,711
South Miami FL Health Facilities Baptist Health (Health Revenue)	5.00	8-15-2023	2,810,000	2,824,191
St. Johns County FL IDA Refunding Glenmoor Project Series A (Health Revenue) ±(s)(t)	1.34	1-1-2049	750,000	479,325
St. Johns County FL IDA Refunding Subordinated Glenmoor Project Series B (Health Revenue) (s)(t)	2.50	1-1-2049	277,527	3
Trout Creek Florida Community Development District (Miscellaneous Revenue)	4.88	5-1-2025	2,315,000	2,354,818
Viera East FL Community Development District Water Management Project (Water & Sewer Revenue, National Insured)	5.75	5-1-2020	2,020,000	2,140,917
Viera East FL Community Development District Water Management Project (Water & Sewer Revenue, National Insured)	5.75	5-1-2021	2,140,000	2,303,689
Viera East FL Community Development District Water Management Project (Water & Sewer Revenue, National Insured)	5.75	5-1-2022	2,265,000	2,470,118

				88,978,452

6	Wells Fargo Municipal Bond Fund	Portfolio of investments—June 30, 2017

Security name	Interest rate	Maturity date	Principal	Value

Georgia: 0.55%
Atlanta Georgia Development Authority Senior Health Georgia Proton Treatment Center Series A1 (Health Revenue) 144A%%	6.00%	1-1-2023	$1,500,000	$1,495,830
Atlanta Georgia Development Authority Senior Health Georgia Proton Treatment Center Series A1 (Health Revenue) 144A%%	7.00	1-1-2040	3,000,000	2,999,910
Cobb County GA Development Authority Charter Learning Center Foundation Central Project Series A (Education Revenue) (i)	6.38	7-1-2025	1,920,000	1,833,869
Georgia Municipal Electric Authority Power Series EE (Utilities Revenue, Ambac Insured)	7.25	1-1-2024	400,000	515,880
Georgia Private Colleges & Universities Authority Series A (Education Revenue)	5.25	10-1-2027	2,655,000	2,926,580
Georgia Road & Tollway Authority CAB I-75 South Expressway Lanes Project Series A (Transportation Revenue) 144A¤	0.00	6-1-2034	3,750,000	1,262,550
Georgia Road & Tollway Authority CCAB I-75 South Expressway Lanes Project Series B (Transportation Revenue) 144A±	0.00	6-1-2049	5,600,000	3,435,488

				14,470,107

Guam: 0.15%
Guam Government Limited Obligation Bonds Section 30 Series A (Miscellaneous Revenue)	5.38	12-1-2024	3,195,000	3,518,430
Guam Government Waterworks Authority Water & Wastewater System Project (Water & Sewer Revenue)	5.00	7-1-2019	450,000	478,571
Guam Housing Corporation Guaranteed Mortgage-Backed Securities Series A (Housing Revenue, FHLMC Insured)	5.75	9-1-2031	60,000	62,381

				4,059,382

Hawaii: 0.12%
Hawaii Prerefunded Series DZ (GO Revenue)	5.00	12-1-2031	1,670,000	1,935,296
Hawaii Unrefunded Series DZ (GO Revenue)	5.00	12-1-2031	1,030,000	1,193,142

				3,128,438

Idaho: 0.67%
Boise-Kuna ID Irrigation District Arrowrock Hydroelectric Project (Utilities Revenue)	7.38	6-1-2040	6,300,000	6,668,109
Idaho Health Facilities Authority Trinity Health Credit Group Series B (Health Revenue)	6.25	12-1-2033	3,000,000	3,220,080
Idaho Housing & Finance Association Idaho Arts Charter School Incorporated Project Series A (Education Revenue)	5.75	12-1-2032	500,000	549,900
Idaho Housing & Finance Association Idaho Arts Charter School Incorporated Project Series A (Education Revenue)	6.50	12-1-2038	1,405,000	1,512,567
Idaho Housing & Finance Association Legacy Public Charter School Incorporated Project Series A (Education Revenue)	5.85	5-1-2033	730,000	757,426
Idaho Housing & Finance Association Legacy Public Charter School Incorporated Project Series A (Education Revenue)	6.25	5-1-2043	1,365,000	1,442,559
Idaho Housing & Finance Association Liberty Charter School Series A (Education Revenue)	6.00	6-1-2038	500,000	509,010
Idaho Housing & Finance Association Nonprofit CAB North Star Charter School Series A (Education Revenue)	6.75	7-1-2048	1,322,876	1,323,828
Idaho Housing & Finance Association Nonprofit CAB North Star Charter School Series B (Education Revenue) 144A¤	0.00	7-1-2049	1,276,564	127,107
Idaho Housing & Finance Association Series A (Education Revenue)	6.13	7-1-2038	1,500,000	1,576,410

				17,686,996

Portfolio of investments—June 30, 2017	Wells Fargo Municipal Bond Fund	7

Security name	Interest rate	Maturity date	Principal	Value

Illinois: 19.04%
Chicago IL (Tax Revenue)	5.00%	1-1-2028	$4,430,000	$4,798,266
Chicago IL (Tax Revenue)	5.00	1-1-2029	1,500,000	1,612,500
Chicago IL Board of Education CAB City Colleges (GO Revenue, National Insured) ¤	0.00	1-1-2025	9,935,000	7,262,584
Chicago IL Board of Education CAB School Reform Series A (GO Revenue, National Insured) ¤	0.00	12-1-2023	9,455,000	7,282,525
Chicago IL Board of Education CAB School Reform Series A (GO Revenue, National Insured) ¤	0.00	12-1-2029	7,885,000	4,303,002
Chicago IL Board of Education CAB School Reform Series A (GO Revenue, National Insured) ¤	0.00	12-1-2020	1,000,000	890,940
Chicago IL Board of Education CAB School Reform Series A (GO Revenue, National Insured) ¤	0.00	12-1-2031	2,705,000	1,306,299
Chicago IL Board of Education CAB School Reform Series B-1 (GO Revenue, National Insured) ¤	0.00	12-1-2023	1,430,000	1,101,429
Chicago IL Board of Education CAB School Reform Series B-1 (GO Revenue, National Insured) ¤	0.00	12-1-2030	4,550,000	2,331,511
Chicago IL Board of Education CAB School Reform Series B-1 (GO Revenue, National Insured) ¤	0.00	12-1-2026	4,000,000	2,615,440
Chicago IL Board of Education CAB School Reform Series B-1 (GO Revenue, National Insured) ¤	0.00	12-1-2028	24,270,000	14,105,239
Chicago IL Board of Education CAB School Reform Series B-1 (GO Revenue, National Insured) ¤	0.00	12-1-2031	10,000,000	4,818,900
Chicago IL Board of Education Series A (GO Revenue, National Insured) ¤	0.00	12-1-2027	4,040,000	2,491,468
Chicago IL Board of Education Series C (GO Revenue, AGM Insured)	5.25	12-1-2023	1,500,000	1,567,650
Chicago IL Board of Education Series D (GO Revenue, AGM Insured)	5.00	12-1-2025	1,430,000	1,447,432
Chicago IL CAB City Colleges (GO Revenue, National Insured) ¤	0.00	1-1-2030	5,745,000	3,159,463
Chicago IL CAB Project & Refunding Series C (GO Revenue, AGM Insured) ¤	0.00	1-1-2026	7,360,000	5,181,734
Chicago IL CAB Series C (GO Revenue) ¤	0.00	1-1-2031	4,945,000	2,171,102
Chicago IL Motor Fuel Refunding (Tax Revenue)	5.00	1-1-2025	2,595,000	2,626,581
Chicago IL Motor Fuel Refunding (Tax Revenue)	5.00	1-1-2026	4,000,000	4,026,480
Chicago IL Motor Fuel Refunding (Tax Revenue)	5.00	1-1-2028	1,000,000	998,380
Chicago IL Motor Fuel Tax Refunding Bonds Series 2013 (Tax Revenue)	5.00	1-1-2024	680,000	693,988
Chicago IL Neighborhoods Alive 21 Program Series B (GO Revenue)	5.50	1-1-2034	1,500,000	1,498,380
Chicago IL O’Hare International Airport (Airport Revenue, AGM Insured)	5.50	1-1-2043	4,530,000	5,152,241
Chicago IL O’Hare International Airport AMT Passenger Facility Charge Series B (Airport Revenue)	5.00	1-1-2026	5,000,000	5,585,650
Chicago IL O’Hare International Airport AMT Senior Lien Series C (Airport Revenue)	5.50	1-1-2044	4,000,000	4,493,000
Chicago IL O’Hare International Airport Customer Facility Charge Senior Lien Series D (Airport Revenue)	5.75	1-1-2043	4,500,000	5,239,980
Chicago IL Public Building Commission Transit Authority (Transportation Revenue, Ambac Insured)	5.25	3-1-2025	2,960,000	3,347,227
Chicago IL Public Building Commission Transit Authority (Transportation Revenue, Ambac Insured)	5.25	3-1-2027	3,400,000	3,862,570
Chicago IL Second Lien (Water & Sewer Revenue)	5.00	11-1-2029	4,600,000	4,954,246
Chicago IL Series A (GO Revenue, National Insured)	5.00	1-1-2029	4,000,000	4,030,600
Chicago IL Series A (Tax Revenue)	5.25	1-1-2038	6,000,000	6,253,500
Chicago IL Series A (GO Revenue)	5.50	1-1-2034	7,175,000	7,167,251
Chicago IL Series A (GO Revenue)	5.50	1-1-2035	1,715,000	1,711,176
Chicago IL Series A (GO Revenue, AGM Insured)	5.00	1-1-2028	9,550,000	10,023,680
Chicago IL Series A (GO Revenue)	5.50	1-1-2033	12,730,000	12,753,169
Chicago IL Series B (GO Revenue)	5.50	1-1-2032	1,285,000	1,288,123
Chicago IL Transit Authority Sales Tax Receipts Bonds (Tax Revenue, AGM Insured)	5.00	12-1-2044	4,000,000	4,340,000

8	Wells Fargo Municipal Bond Fund	Portfolio of investments—June 30, 2017

Security name	Interest rate	Maturity date	Principal	Value

Illinois (continued)
Chicago IL Wastewater Transmission Second Lien (Water & Sewer Revenue)	5.00%	1-1-2027	$4,000,000	$4,331,120
Chicago IL Wastewater Transmission Second Lien Series B (Water & Sewer Revenue, National Insured)	5.00	1-1-2030	2,500,000	2,506,150
Chicago IL Waterworks Second Lien (Water & Sewer Revenue)	5.00	11-1-2030	5,000,000	5,363,600
Cook County IL Series A (GO Revenue)	5.25	11-15-2022	3,000,000	3,296,250
Cook County IL Series C (GO Revenue, AGM Insured)	5.00	11-15-2024	4,240,000	4,736,843
Cook County IL Series C (GO Revenue)	5.00	11-15-2025	2,140,000	2,376,192
Cook County IL Series C (GO Revenue)	5.00	11-15-2027	325,000	351,501
Cook County IL Series G (GO Revenue)	5.00	11-15-2028	27,000,000	28,356,750
DeKalb-Kane-Lasalle Counties IL Kishwaukee Community College District #523 Series B (GO Revenue) ¤	0.00	2-1-2019	725,000	705,969
Illinois (Miscellaneous Revenue)	5.00	8-1-2024	2,000,000	2,066,500
Illinois (Miscellaneous Revenue)	5.00	8-1-2025	6,165,000	6,337,373
Illinois (GO Revenue, AGM Insured)	5.00	4-1-2026	3,000,000	3,270,810
Illinois (Miscellaneous Revenue)	5.25	7-1-2030	2,500,000	2,577,775
Illinois (Miscellaneous Revenue)	5.50	7-1-2025	6,000,000	6,400,260
Illinois (Miscellaneous Revenue)	5.50	7-1-2026	4,450,000	4,725,055
Illinois (GO Revenue)	5.50	1-1-2030	2,900,000	3,041,839
Illinois (Miscellaneous Revenue)	5.50	7-1-2038	4,000,000	4,161,440
Illinois Finance Authority Advocate Healthcare Network Series D (Health Revenue)	6.50	11-1-2038	5,415,000	5,810,457
Illinois Finance Authority Centegra Health System Project (Health Revenue)	5.00	9-1-2018	1,425,000	1,477,041
Illinois Finance Authority Centegra Health System Project (Health Revenue)	5.00	9-1-2020	1,465,000	1,594,872
Illinois Finance Authority Charter School Refunding Bond Series A (Education Revenue)	6.88	10-1-2031	1,800,000	1,969,452
Illinois Finance Authority Charter Schools Series A (Education Revenue)	6.25	9-1-2039	7,955,000	8,883,030
Illinois Finance Authority Charter Schools Series A (Education Revenue)	7.13	10-1-2041	3,800,000	4,178,746
Illinois Finance Authority Northwestern Memorial Hospital Project Series A (Health Revenue)	6.00	8-15-2039	5,000,000	5,479,800
Illinois Finance Authority Student Housing Illinois State University (Education Revenue)	6.75	4-1-2031	8,000,000	8,814,640
Illinois Finance Authority University of Chicago Series B (Education Revenue)	6.25	7-1-2038	3,115,000	3,279,690
Illinois Municipal Electric Agency Power Supply System Series A (Utilities Revenue)	5.00	2-1-2030	7,000,000	8,062,110
Illinois Municipal Electric Agency Power Supply System Series A (Utilities Revenue)	5.00	2-1-2031	8,000,000	9,165,760
Illinois Sales Tax Build Illinois Bond (Tax Revenue)	5.00	6-15-2029	3,000,000	3,261,390
Illinois Series 1 (GO Revenue, National Insured)	6.00	11-1-2026	3,200,000	3,649,952
Illinois Series 2013 (Miscellaneous Revenue)	5.00	7-1-2022	6,750,000	7,047,203
Illinois Series A (GO Revenue)	5.00	4-1-2021	6,780,000	7,044,827
Illinois Series A (GO Revenue, AGM Insured)	5.00	4-1-2024	3,000,000	3,281,550
Illinois Sports Facilities Authority State Tax Supported CAB (Tax Revenue, Ambac Insured) ¤	0.00	6-15-2026	1,565,000	1,057,361
Illinois Sports Facilities Authority State Tax Supported CAB (Tax Revenue, Ambac Insured) ¤	0.00	6-15-2021	7,645,000	6,587,314
Illinois Sports Facilities Authority State Tax Supported CAB (Tax Revenue, Ambac Insured) ¤	0.00	6-15-2022	1,935,000	1,597,691
Illinois Sports Facilities Authority State Tax Supported CAB (Tax Revenue, Ambac Insured) ¤	0.00	6-15-2024	17,510,000	13,152,111
Illinois Sports Facilities Authority State Tax Supported CAB (Tax Revenue, Ambac Insured) ¤	0.00	6-15-2025	2,515,000	1,794,553
Illinois Sports Facilities Authority State Tax Supported Refunding Bonds (Tax Revenue, AGM Insured)	5.00	6-15-2028	4,030,000	4,474,670

Portfolio of investments—June 30, 2017	Wells Fargo Municipal Bond Fund	9

Security name	Interest rate	Maturity date	Principal	Value

Illinois (continued)
Illinois Sports Facilities Authority State Tax Supported Refunding Bonds (Tax Revenue, AGM Insured)	5.00%	6-15-2025	$3,745,000	$4,241,475
Illinois Sports Facilities Authority State Tax Supported Refunding Bonds (Tax Revenue, AGM Insured)	5.00	6-15-2026	4,775,000	5,364,044
Illinois Sports Facilities Authority State Tax Supported Refunding Bonds (Tax Revenue, AGM Insured)	5.00	6-15-2027	8,355,000	9,315,992
Illinois Sports Facilities Authority State Tax Supported Refunding Bonds (Tax Revenue, AGM Insured)	5.25	6-15-2032	3,500,000	3,866,205
Illinois Toll Highway Authority Toll Senior Series B (Transportation Revenue)	5.00	1-1-2039	1,500,000	1,680,750
Kane-Cook-DuPage Counties IL School District #46 CAB Series B (GO Revenue, Ambac Insured) ¤	0.00	1-1-2023	8,225,000	7,460,815
Kane-Cook-DuPage Counties IL School District #46 CAB Series B (GO Revenue, Ambac Insured) ¤	0.00	1-1-2023	15,025,000	13,162,201
Kendall-Kane-Will Counties IL CAB School District #308 (GO Revenue, AGM Insured) ¤	0.00	2-1-2025	1,105,000	894,056
Kendall-Kane-Will Counties IL CAB School District #308 (GO Revenue, AGM Insured) ¤	0.00	2-1-2026	5,050,000	3,917,538
Kendall-Kane-Will Counties IL CAB School District #308 (GO Revenue, AGM Insured) ¤	0.00	2-1-2027	12,050,000	8,957,609
Lake County IL School District #24 Millburn CAB (GO Revenue, National Insured) ¤	0.00	1-1-2024	2,000,000	1,658,520
Lake County IL School District #38 Big Hollow CAB (GO Revenue, Ambac Insured) ¤	0.00	2-1-2018	3,800,000	3,762,798
Lake County IL School District #38 Big Hollow CAB (GO Revenue, Ambac Insured) ¤	0.00	2-1-2019	675,000	651,031
Lake County IL School District #38 Big Hollow CAB (GO Revenue, Ambac Insured) ¤	0.00	2-1-2020	1,250,000	1,173,200
Lake County IL School District #38 Big Hollow CAB (GO Revenue, Ambac Insured) ¤	0.00	2-1-2021	1,325,000	1,209,964
Lake County IL School District #38 Big Hollow CAB (GO Revenue, Ambac Insured) ¤	0.00	2-1-2024	5,385,000	4,434,332
Lake County IL Township High School District #126 Zion-Benton CAB (GO Revenue, National Insured) ¤	0.00	2-1-2020	910,000	859,349
McHenry-Kane Counties IL Community Consolidated School District #158 (GO Revenue)	5.63	1-15-2032	2,500,000	2,828,825
McHenry-Kane Counties IL Community Consolidated School District #158 CAB (GO Revenue, National Insured) ¤	0.00	1-1-2019	765,000	750,358
McHenry-Kane Counties IL Community Consolidated School District #158 CAB (GO Revenue, AGM/FGIC Insured) ¤	0.00	1-1-2023	1,595,000	1,397,252
Metropolitan Pier & Exposition Authority IIlinois CAB McCormick Place Expansion Project Series A (Tax Revenue, National Insured) ¤	0.00	12-15-2026	11,795,000	8,046,077
Metropolitan Pier & Exposition Authority IIlinois CAB McCormick Place Expansion Project Series A (Tax Revenue, National Insured) ¤	0.00	12-15-2029	23,800,000	13,742,834
Metropolitan Pier & Exposition Authority IIlinois CAB McCormick Place Expansion Project Series A (Tax Revenue, National Insured) ¤	0.00	12-15-2030	2,100,000	1,149,414
Metropolitan Pier & Exposition Authority IIlinois CAB McCormick Place Expansion Project Series A (Tax Revenue, National Insured) ¤	0.00	6-15-2031	10,000,000	5,307,600
Metropolitan Pier & Exposition Authority IIlinois CAB McCormick Place Expansion Project Series A (Tax Revenue, National Insured) ¤	0.00	12-15-2031	6,000,000	3,113,100
Metropolitan Pier & Exposition Authority IIlinois CAB McCormick Place Expansion Project Series A (Tax Revenue, National Insured) ¤	0.00	12-15-2034	11,605,000	5,104,691
Metropolitan Pier & Exposition Authority IIlinois CAB McCormick Place Expansion Project Series A (Tax Revenue, National Insured) ¤	0.00	6-15-2035	6,450,000	2,742,153
Metropolitan Pier & Exposition Authority IIlinois CAB McCormick Place Expansion Project Series A (Tax Revenue, National Insured) ¤	0.00	12-15-2035	6,250,000	2,594,625
Regional Transportation Authority Illinois (Tax Revenue, AGM Insured)	5.75	6-1-2023	400,000	475,820
Sangamon County IL School District #186 Certificate of Participation Hay-Edwards Elementary School Project Series A (Miscellaneous Revenue, ACA Insured)	5.88	8-15-2018	1,235,000	1,227,034
Southwestern Illinois Development Authority Local Government Program Collinsville Limited (Tax Revenue)	5.00	3-1-2025	2,495,000	2,067,856

10	Wells Fargo Municipal Bond Fund	Portfolio of investments—June 30, 2017

Security name	Interest rate	Maturity date	Principal	Value

Illinois (continued)
Tazewell County IL School District #51 (GO Revenue, National Insured)	9.00%	12-1-2023	$350,000	$487,631
University of Illinois Auxiliary Facilities Systems Series A (Education Revenue, National Insured) ¤	0.00	4-1-2026	2,355,000	1,796,441
University of Illinois Auxiliary Facilities Systems Series A (Education Revenue, National Insured) ¤	0.00	4-1-2027	2,435,000	1,777,696
University of Illinois Auxiliary Facilities Systems Series A (Education Revenue)	5.75	4-1-2038	14,000,000	15,129,380
Will County IL Community High School District #210 Lincoln-Way Unrefunded CAB (GO Revenue, AGM Insured) ¤	0.00	1-1-2026	7,000,000	4,867,100
Will County IL Community Unit School District #201 Crete-Monee Prerefunded CAB (GO Revenue, National Insured) ¤	0.00	11-1-2023	430,000	382,322
Will County IL Community Unit School District #201 Crete-Monee Unrefunded CAB (GO Revenue, National Insured) ¤	0.00	11-1-2023	1,070,000	903,711
Willl-Cook Counties IL Community High School District #210 Lincoln-Way CAB Series B (GO Revenue) ¤	0.00	1-1-2032	250,000	110,275
Willl-Cook Counties IL Community High School District #210 Lincoln-Way CAB Series B (GO Revenue) ¤	0.00	1-1-2033	2,730,000	1,112,693
Willl-Cook Counties IL Community High School District #210 Lincoln-Way Refunding Series A (GO Revenue)	5.00	1-1-2028	500,000	467,745

				504,955,865

Indiana: 0.94%
Brookhaven County IN EDA Line Senior Apartments Project Series A (Housing Revenue)	6.25	7-1-2043	1,970,000	2,079,631
Brookhaven County IN EDA Line Senior Apartments Project Series A (Housing Revenue)	6.25	7-1-2048	2,680,000	2,822,094
Gary IN Sanitary District Series A (Water & Sewer Revenue)	5.05	1-15-2029	5,040,000	5,481,655
Indiana Finance Authority Ohio River Bridges East End Crossing Project Series A (Industrial Development Revenue)	5.00	7-1-2035	9,970,000	10,659,226
Indiana Finance Authority Ohio River Bridges East End Crossing Project Series A (Industrial Development Revenue)	5.00	7-1-2040	2,470,000	2,640,751
Valparaiso IN Pratt Paper LLC Project (Industrial Development Revenue)	5.88	1-1-2024	1,125,000	1,260,101

				24,943,458

Iowa: 0.45%
Altoona IA Annual Appropriation Urban Renewal Series C (GO Revenue)	5.00	6-1-2031	1,805,000	2,080,425
Iowa Finance Authority UnityPoint Health Project Series B-1 (Health Revenue, Union Bank NA LOC) ø	0.91	2-15-2039	9,800,000	9,800,000

				11,880,425

Kansas: 1.24%
Sedgwick & Shawnee Counties KS Mortgage-Backed Securities Series A-2 (Housing Revenue, GNMA Insured)	6.70	6-1-2029	35,000	35,231
Wyandotte County & Kansas City KS Special Obligation Vacation Village Project Area 4 - Major Multi-Sport Athletic Complex Project CAB Series 2015 (Tax Revenue) 144A¤	0.00	9-1-2034	97,000,000	32,996,490

				33,031,721

Kentucky: 1.52%
Kentucky EDFA Balance Norton Series B (Health Revenue, National Insured) ¤	0.00	10-1-2028	4,845,000	3,325,463
Kentucky EDFA Catholic Health Initiatives Series B (Health Revenue) ±	2.31	2-1-2046	22,715,000	22,408,575

Portfolio of investments—June 30, 2017	Wells Fargo Municipal Bond Fund	11

Security name	Interest rate	Maturity date	Principal	Value

Kentucky (continued)
Kentucky EDFA Next Generation Information Highway Project Series A (Miscellaneous Revenue)	5.00%	7-1-2040	$900,000	$969,705
Kentucky EDFA Norton Healthcare Incorporated Series B (Health Revenue, National Insured) ¤	0.00	10-1-2024	9,260,000	7,575,513
Kentucky Public Transportation Infrastructure Authority Downtown Crossing Project CAB Series B (Transportation Revenue) ¤	0.00	7-1-2030	2,000,000	1,112,120
Kentucky Public Transportation Infrastructure Authority Downtown Crossing Project CAB Series B (Transportation Revenue) ¤	0.00	7-1-2031	2,780,000	1,434,202
Kentucky Public Transportation Infrastructure Authority Downtown Crossing Project CAB Series B (Transportation Revenue) ¤	0.00	7-1-2032	2,500,000	1,198,575
Kentucky Public Transportation Infrastructure Authority Downtown Crossing Project CAB Series C (Transportation Revenue) ±	0.00	7-1-2033	1,000,000	872,750
Kentucky Public Transportation Infrastructure Authority Downtown Crossing Project CAB Series C (Transportation Revenue) ±	0.00	7-1-2034	1,505,000	1,309,516

				40,206,419

Louisiana: 1.52%
Louisiana Local Government Environmental Facilities & CDA (Miscellaneous Revenue, Ambac Insured)	5.25	12-1-2018	2,085,000	2,113,815
Louisiana Public Facilities Authority Loyola University Project CCAB (Education Revenue) ±	0.00	10-1-2030	4,185,000	3,508,913
Louisiana Public Facilities Authority Loyola University Project CCAB (Education Revenue) ±	0.00	10-1-2031	3,675,000	3,069,140
Louisiana Public Facilities Authority Loyola University Project CCAB (Education Revenue) ±	0.00	10-1-2046	14,000,000	11,355,260
Louisiana Tobacco Settlement Financing Corporation Series A (Tobacco Revenue)	5.25	5-15-2035	2,300,000	2,504,585
New Orleans LA (GO Revenue, FGIC Insured)	5.50	12-1-2021	2,050,000	2,278,493
New Orleans LA Aviation Board AMT Series B (Airport Revenue, AGM Insured)	5.00	1-1-2033	3,000,000	3,406,890
New Orleans LA Aviation Board AMT Series B (Airport Revenue)	5.00	1-1-2034	4,500,000	5,036,490
New Orleans LA Aviation Board Gulf Opportunity Zone Consolidated Rental Car Series A (Airport Revenue)	6.50	1-1-2040	6,500,000	6,939,920

				40,213,506

Maine: 0.07%
Maine Educational Loan Authority Student Loan Series A-3 Class A (Education Revenue, AGC Insured)	5.88	12-1-2039	1,740,000	1,843,965

Maryland: 0.88%
Howard County MD Certificate of Participation Agricultural Land Preservation #90-23 Series A (Miscellaneous Revenue)	8.00	8-15-2020	293,000	344,427
Maryland CDA Belnor Senior Residences Series D (Housing Revenue)	1.83	6-1-2019	6,200,000	6,184,624
Prince George’s County MD Chesapeake Lighthouse Charter School Project Series 2016A (Education Revenue)	5.75	8-1-2033	1,585,000	1,648,004
Prince George’s County MD Chesapeake Lighthouse Charter School Project Series 2016A (Education Revenue) 144A	6.90	8-1-2041	8,480,000	8,749,664
Prince George’s County MD Chesapeake Lighthouse Charter School Project Series 2016A (Education Revenue)	7.00	8-1-2046	6,085,000	6,318,056

				23,244,775

12	Wells Fargo Municipal Bond Fund	Portfolio of investments—June 30, 2017

Security name	Interest rate	Maturity date	Principal	Value

Massachusetts: 1.17%
Massachusetts Development Finance Agency Sabis International Charter Series A (Education Revenue)	8.00%	4-15-2031	$2,150,000	$2,481,616
Massachusetts Development Finance Agency Sabis International Charter Series A (Education Revenue)	8.00	4-15-2039	3,900,000	4,501,536
Massachusetts Educational Finance Authority Series B (Education Revenue)	5.38	1-1-2020	1,780,000	1,911,293
Massachusetts Educational Finance Authority Series I (Education Revenue)	6.00	1-1-2028	1,540,000	1,626,040
Massachusetts Educational Finance Authority Series J (Education Revenue)	5.00	7-1-2020	6,000,000	6,544,080
Massachusetts Educational Finance Authority Series J (Education Revenue)	5.00	7-1-2021	3,000,000	3,328,680
Massachusetts Water Resources Authority Series C (Water & Sewer Revenue, Landesbank Hessen-Thüringen LOC) ø	0.93	8-1-2020	10,600,000	10,600,000

				30,993,245

Michigan: 7.23%
Detroit MI Downtown Development Authority CAB (Tax Revenue) ¤	0.00	7-1-2018	3,050,000	2,917,874
Detroit MI Downtown Development Authority CAB (Tax Revenue) ¤	0.00	7-1-2019	3,050,000	2,789,164
Detroit MI Downtown Development Authority CAB (Tax Revenue) ¤	0.00	7-1-2020	2,070,000	1,783,988
Detroit MI Water Supply System Second Lien Series B (Water & Sewer Revenue, AGM Insured)	7.00	7-1-2036	9,675,000	10,802,621
Great Lakes Michigan Water Authority Sewage Disposal System Series 2016C (Water & Sewer Revenue)	5.00	7-1-2036	8,500,000	9,470,360
Great Lakes Michigan Water Authority Water Supply System Series 2016D (Water & Sewer Revenue)	4.00	7-1-2032	11,000,000	11,438,790
Great Lakes Michigan Water Authority Water Supply System Series 2016D (Water & Sewer Revenue, AGM Insured)	4.00	7-1-2033	11,000,000	11,387,200
Livonia MI Public Schools School District Building & Site Series I (GO Revenue)	5.00	5-1-2026	1,075,000	1,217,169
Livonia MI Public Schools School District Building & Site Series I (GO Revenue)	5.00	5-1-2028	1,450,000	1,622,275
Livonia MI Public Schools School District Building & Site Series I (GO Revenue)	5.00	5-1-2029	1,350,000	1,500,161
Livonia MI Public Schools School District Building & Site Series I (GO Revenue)	5.00	5-1-2030	1,775,000	1,961,695
Livonia MI Public Schools School District Building & Site Series I (GO Revenue)	5.00	5-1-2031	1,425,000	1,570,065
Michigan Finance Authority Limited Obligation Public School Holly Academy (Education Revenue)	6.50	10-1-2020	130,000	136,013
Michigan Finance Authority Limited Obligation Public School Holly Academy (Education Revenue)	8.00	10-1-2040	1,350,000	1,498,365
Michigan Finance Authority Limited Obligation Public School Madison Academy Project Series A (Miscellaneous Revenue)	7.50	12-1-2020	260,000	278,413
Michigan Finance Authority Limited Obligation Public School Madison Academy Project Series A (Miscellaneous Revenue)	8.00	12-1-2030	1,135,000	1,255,378
Michigan Finance Authority Limited Obligation Public School Madison Academy Project Series A (Miscellaneous Revenue)	8.25	12-1-2039	2,220,000	2,466,154
Michigan Finance Authority Local Government Loan Program Series C (Water & Sewer Revenue, National Insured)	5.00	7-1-2025	2,000,000	2,330,600
Michigan Finance Authority Local Government Loan Program Series C (Water & Sewer Revenue, National Insured)	5.00	7-1-2026	1,945,000	2,246,845
Michigan Finance Authority Local Government Loan Program Series C (Water & Sewer Revenue, National Insured)	5.00	7-1-2027	2,260,000	2,591,226
Michigan Finance Authority Local Government Loan Program Series C (Water & Sewer Revenue, National Insured)	5.00	7-1-2028	3,480,000	3,965,008
Michigan Finance Authority Local Government Loan Program Series C (Water & Sewer Revenue, National Insured)	5.00	7-1-2032	5,750,000	6,421,485
Michigan Finance Authority Local Government Loan Program Series C (Water & Sewer Revenue)	5.00	7-1-2035	2,000,000	2,196,100

Portfolio of investments—June 30, 2017	Wells Fargo Municipal Bond Fund	13

Security name	Interest rate	Maturity date	Principal	Value

Michigan (continued)
Michigan Finance Authority Local Government Loan Program Series D (Water & Sewer Revenue, National Insured)	5.00%	7-1-2027	$1,000,000	$1,146,560
Michigan Finance Authority Local Government Loan Program Series H-1 (Tax Revenue)	5.00	10-1-2031	1,340,000	1,514,388
Michigan Finance Authority Local Government Loan Program Series H-1 (Tax Revenue)	5.00	10-1-2032	2,000,000	2,253,340
Michigan Finance Authority Local Government Loan Program Series H-1 (Tax Revenue)	5.00	10-1-2033	2,975,000	3,343,603
Michigan Finance Authority Local Government Loan Program Series H-1 (Tax Revenue)	5.00	10-1-2034	3,670,000	4,114,584
Michigan Finance Authority Local Government Loan Program Series H-1 (Tax Revenue)	5.00	10-1-2039	7,955,000	8,869,427
Michigan Finance Authority Public School Academy University Learning (Education Revenue)	6.25	11-1-2020	360,000	375,462
Michigan Finance Authority Refunding Bond Local Government Loan Program City of Detroit Financial Recovery Series F (Tax Revenue)	4.50	10-1-2029	7,000,000	7,274,820
Michigan Finance Authority Refunding Bond Local Government Loan Program Detroit Series D-4 (Water & Sewer Revenue)	5.00	7-1-2031	6,500,000	7,306,845
Michigan Finance Authority Refunding Bond Local Government Loan Program Detroit Series D-6 (Water & Sewer Revenue, National Insured)	5.00	7-1-2036	3,250,000	3,590,795
Michigan Finance Authority Refunding Bond Local Government Loan Program Public Lighting Authority Series B (Tax Revenue)	5.00	7-1-2044	12,625,000	13,669,845
Michigan Municipal Bond Authority Local Government Loan Program Series A (Miscellaneous Revenue, Ambac Insured)	4.00	11-1-2021	150,000	150,377
Michigan Municipal Bond Authority Local Government Loan Program Series B Group A (Miscellaneous Revenue, Ambac Insured)	5.00	12-1-2017	2,475,000	2,479,975
Michigan Municipal Bond Authority Local Government Loan Program Series B Group A (Miscellaneous Revenue, Ambac Insured)	5.25	12-1-2023	1,185,000	1,186,386
Michigan Municipal Bond Authority Local Government Loan Program Series C (Miscellaneous Revenue, Ambac Insured)	4.00	5-1-2019	100,000	100,087
Michigan Municipal Bond Authority Local Government Loan Program Series C (Miscellaneous Revenue, Ambac Insured)	4.75	5-1-2027	4,610,000	4,613,642
Michigan Municipal Bond Authority Local Government Loan Program Series G (Miscellaneous Revenue, Ambac Insured) ¤	0.00	5-1-2019	75,000	71,635
Michigan Municipal Bond Authority Local Government Loan Program Series G (Miscellaneous Revenue, Ambac Insured) ¤	0.00	5-1-2020	205,000	190,269
Michigan Public Educational Facilities Authority Limited Obligation Bradford Academy Project (Education Revenue) 144A	6.50	9-1-2037	3,745,000	2,995,513
Michigan Public Educational Facilities Authority Limited Obligation Bradford Academy Project (Education Revenue)	8.50	9-1-2029	1,500,000	1,199,805
Michigan Public Educational Facilities Authority Limited Obligation Bradford Academy Project (Education Revenue)	8.75	9-1-2039	3,500,000	2,799,545
Michigan Public Educational Facilities Authority Limited Obligation Crescent Academy (Education Revenue)	7.00	10-1-2036	1,160,000	1,192,399
Michigan Public Educational Facilities Authority Limited Obligation Madison Academy Project (Education Revenue)	8.38	12-1-2030	2,085,000	2,330,592
Michigan Public Educational Facilities Authority Limited Obligation Madison Academy Project (Education Revenue)	8.63	12-1-2039	4,170,000	4,681,200
Michigan Strategic Fund Limited Obligation Detroit Edison Company Exempt Facilities Project Series KT (Utilities Revenue)	5.63	7-1-2020	1,200,000	1,334,700
Michigan Strategic Fund Limited Obligation Events Center Project Series A (Tax Revenue) ±	4.13	7-1-2045	15,500,000	15,769,080

14	Wells Fargo Municipal Bond Fund	Portfolio of investments—June 30, 2017

Security name	Interest rate	Maturity date	Principal	Value

Michigan (continued)
Oakland County MI Economic Development Corporation The Academy of The Sacred Heart Project Series A (Education Revenue)	6.50%	12-15-2036	$4,460,000	$4,430,653
Wayne County MI Building Improvement Series A (GO Revenue)	6.75	11-1-2039	8,735,000	8,893,890

				191,726,366

Mississippi: 0.34%
Mississippi Development Bank Special Obligation Jackson Water & Sewer System Project Series A (Water & Sewer Revenue, AGM Insured)	5.00	9-1-2030	8,155,000	9,137,596

Missouri: 0.56%
Blue Springs MO Special Obligation Tax Refunding & Improvement Bonds Adams Farm Project Series A (Tax Revenue)	4.00	6-1-2026	9,115,000	9,214,262
Manchester MO Highway 141 Manchester Road Project (Tax Revenue)	6.00	11-1-2025	1,015,000	1,034,417
St. Louis MO IDA Convention Center Hotel (Miscellaneous Revenue, Ambac Insured) ¤	0.00	7-15-2019	2,475,000	2,360,804
St. Louis MO Lambert St. Louis International Airport Series A-1 (Airport Revenue)	6.25	7-1-2029	2,000,000	2,183,000

				14,792,483

Nebraska: 0.04%
Nebraska Central Plains Energy Project #3 (Utilities Revenue)	5.00	9-1-2027	1,020,000	1,135,056

Nevada: 0.04%
Las Vegas NV Special Improvement District #60 Local Improvement (Miscellaneous Revenue)	5.00	6-1-2022	465,000	497,583
Las Vegas NV Special Improvement District #60 Local Improvement (Miscellaneous Revenue)	5.00	6-1-2023	370,000	399,308
Las Vegas NV Special Improvement District #60 Local Improvement (Miscellaneous Revenue)	5.00	6-1-2024	245,000	264,698

				1,161,589

New Jersey: 5.70%
Bayonne NJ School Refunding Bonds (GO Revenue, AGM Insured)	5.00	7-15-2023	2,505,000	2,896,131
New Jersey EDA School Facilities Construction Project Series I (Miscellaneous Revenue) ±	2.16	9-1-2025	3,815,000	3,604,946
New Jersey EDA School Facilities Construction Project Series I (Miscellaneous Revenue) ±	2.46	9-1-2027	22,245,000	20,930,765
New Jersey EDA School Facilities Construction Project Series I (Miscellaneous Revenue) ±	2.51	3-1-2028	1,200,000	1,124,748
New Jersey EDA School Facilities Construction Project Series II (Miscellaneous Revenue)	5.00	3-1-2026	4,000,000	4,171,280
New Jersey EDA School Facilities Construction Refunding Bond Series NN (Miscellaneous Revenue)	5.00	3-1-2026	15,000,000	15,765,300
New Jersey Educational Facilities Authority Series 2014 (Education Revenue)	5.00	6-15-2025	5,830,000	6,196,241
New Jersey TTFA (Transportation Revenue)	6.00	12-15-2038	10,425,000	10,925,817
New Jersey TTFA CAB Series A (Transportation Revenue) ¤	0.00	12-15-2029	11,875,000	6,531,131
New Jersey TTFA CAB Series A (Transportation Revenue) ¤	0.00	12-15-2031	4,500,000	2,209,725
New Jersey TTFA CAB Series A (Transportation Revenue) ¤	0.00	12-15-2026	1,150,000	753,158
New Jersey TTFA Series A (Transportation Revenue)	5.00	6-15-2042	5,540,000	5,644,484
New Jersey TTFA Series A (Miscellaneous Revenue, National Insured)	5.75	6-15-2023	2,000,000	2,329,840
New Jersey TTFA Series A (Miscellaneous Revenue, National Insured)	5.75	6-15-2025	10,000,000	11,946,800
New Jersey TTFA Series AA (Transportation Revenue)	5.00	6-15-2044	1,000,000	1,019,990

Portfolio of investments—June 30, 2017	Wells Fargo Municipal Bond Fund	15

Security name	Interest rate	Maturity date	Principal	Value

New Jersey (continued)
New Jersey TTFA Series AA (Transportation Revenue)	5.25%	6-15-2033	$10,000,000	$10,435,700
New Jersey TTFA Series B (Transportation Revenue)	5.25	6-15-2036	5,575,000	5,747,379
New Jersey TTFA Series C (Transportation Revenue)	5.25	6-15-2032	8,000,000	8,428,240
Newark NJ Housing Authority Port Newark Marine Terminal Rental (Miscellaneous Revenue, National Insured)	5.00	1-1-2032	7,620,000	8,864,041
Newark NJ Qualified General Improvement Series A (GO Revenue)	5.00	7-15-2025	5,000,000	5,501,400
Newark NJ Qualified General Improvement Series A (GO Revenue)	5.00	7-15-2026	2,205,000	2,402,943
Newark NJ Qualified General Improvement Series A (GO Revenue)	5.00	7-15-2027	6,035,000	6,522,749
Newark NJ Qualified General Improvement Series A (GO Revenue)	5.25	7-15-2024	1,325,000	1,474,314
Newark NJ Qualified General Improvement Series B (GO Revenue)	5.00	7-15-2025	385,000	423,608
Newark NJ Qualified General Improvement Series B (GO Revenue)	5.00	7-15-2026	395,000	430,459
Newark NJ Qualified General Improvement Series B (GO Revenue)	5.00	7-15-2027	405,000	437,732
Newark NJ Qualified General Improvement Series B (GO Revenue)	5.25	7-15-2024	375,000	417,259
Rutgers NJ State University Series L (Education Revenue)	5.00	5-1-2033	3,560,000	4,025,933

				151,162,113

New Mexico: 0.40%
New Mexico Mortgage Finance Authority SFMR Class I (Housing Revenue, GNMA/FNMA/FHLMC Insured)	5.35	3-1-2030	580,000	619,997
New Mexico Municipal Energy Acquisition Authority Gas Supply Subordinate Series B (Utilities Revenue, Royal Bank of Canada SPA) ±	1.45	11-1-2039	10,000,000	9,983,100

				10,603,097

New York: 9.36%
Hempstead Town NY Local Development Corporation The Academy Charter School Project Series A (Education Revenue)	7.65	2-1-2044	3,500,000	3,844,540
Hempstead Town NY Local Development Corporation The Academy Charter School Project Series A (Education Revenue)	8.25	2-1-2041	9,655,000	10,813,986
Metropolitan Transportation Authority New York Series A (Transportation Revenue)	5.00	11-15-2030	11,000,000	12,719,190
Metropolitan Transportation Authority New York Series C (Transportation Revenue)	6.50	11-15-2028	5,970,000	6,422,526
Metropolitan Transportation Authority New York Series C (Transportation Revenue)	6.50	11-15-2028	495,000	532,521
Metropolitan Transportation Authority New York Series C (Transportation Revenue)	6.50	11-15-2028	1,535,000	1,650,340
New York Dormitory Authority North Shore-Long Island Jewish Obligated Group Series B (Health Revenue) ±	1.51	5-1-2018	764,693	765,297
New York Dormitory Authority Series B (Tax Revenue)	5.75	3-15-2036	10,000,000	10,790,300
New York HFA 605 West 42nd Street Series 2014-A (Housing Revenue, Bank of China LOC) ø	1.00	5-1-2048	3,690,000	3,690,000
New York Housing Finance Agency 505 W 37th Street Series B (Housing Revenue, Landesbank Hessen-Thüringen LOC) ø	0.97	5-1-2042	14,900,000	14,900,000
New York NY Adjusted Fiscal 2017 Subordinate Series A-5 (GO Revenue, Landesbank Hessen-Thüringen SPA) ø	1.00	8-1-2044	10,000,000	10,000,000
New York NY Municipal Water Finance Authority 2nd General Resolution Series AA (Water & Sewer Revenue)	5.00	6-15-2044	17,400,000	19,278,330
New York NY Municipal Water Finance Authority 2nd General Resolution Series BB (Water & Sewer Revenue)	5.00	6-15-2044	30,265,000	33,863,811
New York NY Municipal Water Finance Authority 2nd General Resolution Series BB (Water & Sewer Revenue)	5.25	6-15-2044	9,800,000	11,117,904
New York NY Municipal Water Finance Authority 2nd General Resolution Series DD (Water & Sewer Revenue)	6.00	6-15-2040	11,625,000	12,174,398
New York NY Municipal Water Finance Authority Subordinate Series B-1 (Water & Sewer Revenue, U.S. Bank NA SPA) ø	0.94	6-15-2045	4,955,000	4,955,000

16	Wells Fargo Municipal Bond Fund	Portfolio of investments—June 30, 2017

Security name	Interest rate	Maturity date	Principal	Value

New York (continued)
New York NY Municipal Water Finance Authority Water & Sewer System Series A (Water & Sewer Revenue)	5.75%	6-15-2040	$1,150,000	$1,203,452
New York NY Municipal Water Finance Authority Water & Sewer System Series DD (Water & Sewer Revenue)	5.00	6-15-2026	3,255,000	3,697,192
New York NY Municipal Water Finance Authority Water & Sewer System Unrefunded Balance (Water & Sewer Revenue)	5.00	6-15-2038	15,195,000	15,214,602
New York NY Municipal Water Finance Authority Water & Sewer System Unrefunded Balance (Water & Sewer Revenue)	5.75	6-15-2040	3,850,000	4,031,528
New York NY Series F-1 (GO Revenue)	5.00	3-1-2032	3,000,000	3,438,450
New York NY Subordinate Series G-6 (GO Revenue, Mizuho Corporate Bank LOC) ø	0.97	4-1-2042	12,425,000	12,425,000
New York NY Transitional Finance Authority Building Aid Fiscal Year 2009 Series S-4 (Miscellaneous Revenue)	5.75	1-15-2039	2,500,000	2,677,000
New York NY Transitional Finance Authority Future Tax Secured Revenue Series I (Tax Revenue)	5.00	5-1-2033	5,395,000	6,246,763
New York NY Transitional Finance Authority Future Tax Secured Subordinate Bonds Series A (Tax Revenue)	5.00	8-1-2031	17,075,000	20,048,953
New York NY Transitional Finance Authority Subordinate Series A-2 (Tax Revenue, Dexia Credit Local LIQ) ø	1.02	11-1-2022	7,450,000	7,450,000
Oyster Bay NY BAN Series A (GO Revenue)	3.50	6-1-2018	3,000,000	3,039,840
Oyster Bay NY BAN Series C (GO Revenue)	4.00	6-1-2018	3,000,000	3,032,670
Suffolk NY Tobacco Securitization Corporation Series B (Tobacco Revenue)	4.50	6-1-2026	520,000	559,177
Suffolk NY Tobacco Securitization Corporation Series B (Tobacco Revenue)	5.00	6-1-2025	500,000	556,090
Westchester County NY Local Development Pace University Series A (Education Revenue)	5.00	5-1-2034	1,850,000	2,014,983
Westchester County NY Local Development Pace University Series B (Education Revenue) ø	0.95	5-1-2044	5,000,000	5,000,000

				248,153,843

North Carolina: 1.10%
North Carolina Eastern Municipal Power Agency Series A (Utilities Revenue)	5.50	1-1-2026	1,250,000	1,333,300
North Carolina Eastern Municipal Power Agency Series C (Utilities Revenue)	6.75	1-1-2024	2,000,000	2,170,160
North Carolina Medical Care Commission Healthcare Facilities Series A (Health Revenue, JPMorgan Chase & Company SPA) ø	0.94	11-1-2034	11,225,000	11,225,000
North Carolina Medical Care Commission University Health Systems of Eastern Carolina Series D (Health Revenue)	6.00	12-1-2029	5,000,000	5,346,250
North Carolina Medical Care Commission University Health Systems of Eastern Carolina Series D (Health Revenue)	6.25	12-1-2033	8,500,000	9,118,460

				29,193,170

Ohio: 2.59%
Allen County OH Catholic Healthcare Series B (Health Revenue)	5.25	9-1-2027	3,825,000	4,230,488
Allen County OH Catholic Healthcare Series C (Health Revenue, Union Bank NA LOC) ø	0.95	6-1-2034	9,675,000	9,675,000
Cleveland OH Airport System Revenue Series A (Airport Revenue)	5.00	1-1-2025	4,015,000	4,534,902
Cleveland OH Airport System Revenue Series A (Airport Revenue, AGM Insured)	5.00	1-1-2031	3,600,000	3,969,720
Montgomery County OH Hospital Kettering Medical Center (Health Revenue, National Insured)	6.25	4-1-2020	1,935,000	2,060,446
Ohio Air Quality Development Authority AMT Refunding Bond Pollution Control 1st Energy Series C (Industrial Development Revenue) ±	3.95	11-1-2032	2,700,000	1,147,500
Ohio Private Activity Bond AMT Portsmouth Bypass Project (Miscellaneous Revenue, AGM Insured)	5.00	12-31-2026	1,500,000	1,742,055

Portfolio of investments—June 30, 2017	Wells Fargo Municipal Bond Fund	17

Security name	Interest rate	Maturity date	Principal	Value

Ohio (continued)
Ohio Private Activity Bond AMT Portsmouth Bypass Project (Miscellaneous Revenue, AGM Insured)	5.00%	12-31-2028	$1,600,000	$1,833,440
Ohio Private Activity Bond AMT Portsmouth Bypass Project (Miscellaneous Revenue, AGM Insured)	5.00	12-31-2030	2,250,000	2,547,428
Ohio Private Activity Bond AMT Portsmouth Bypass Project (Miscellaneous Revenue, AGM Insured)	5.00	12-31-2035	12,000,000	13,361,640
Ohio Private Activity Bond AMT Portsmouth Bypass Project (Miscellaneous Revenue, AGM Insured)	5.00	12-31-2039	2,500,000	2,767,050
Ohio Turnpike Commission CAB Series A-4 (Transportation Revenue) ±	0.00	2-15-2034	8,500,000	8,110,020
Ohio Water Development Authority FirstEnergy Nuclear Generation Project Series A (Industrial Development Revenue) ±	3.75	7-1-2033	11,580,000	4,921,500
Ohio Water Development Authority Pollution Control AMT Series C (Industrial Development Revenue) ±	3.95	11-1-2032	8,000,000	3,400,000
Ohio Water Development Authority Pollution Control Series C (Industrial Development Revenue) ±	4.00	6-1-2033	3,720,000	1,581,000
RiverSouth Authority Ohio Lazarus Building Redevelopment Series A (Miscellaneous Revenue)	5.75	12-1-2027	1,900,000	1,922,439
Toledo OH Enterprise Bond Series 2-A (Industrial Development Revenue)	5.50	12-1-2019	940,000	958,292

				68,762,920

Oklahoma: 0.40%
Garfield County OK Educational Facilities Authority Enid Public Schools Project Series A (Miscellaneous Revenue)	5.00	9-1-2026	1,810,000	2,186,914
Garfield County OK Educational Facilities Authority Enid Public Schools Project Series A (Miscellaneous Revenue)	5.00	9-1-2030	2,000,000	2,342,980
Garfield County OK Educational Facilities Authority Enid Public Schools Project Series A (Miscellaneous Revenue)	5.00	9-1-2031	1,145,000	1,335,333
McGee Creek Authority Oklahoma Water Revenue (Water & Sewer Revenue, National Insured)	6.00	1-1-2023	3,345,000	3,693,984
Tulsa OK Airports Improvement Trust AMT Series A (Airport Revenue, Build America Mutual Assurance Company Insured)	5.00	6-1-2035	1,055,000	1,160,321

				10,719,532

Oregon: 0.19%
Deschutes County OR Hospital Facilities Authority Cascade Healthcare Community Incorporated Project (Health Revenue)	8.25	1-1-2038	4,500,000	4,969,665

Pennsylvania: 8.16%
Allegheny County PA Hospital Development Authority University of Pittsburgh Medical Center Series A (Health Revenue)	5.63	8-15-2039	5,130,000	5,534,962
Allegheny County PA IDA Carnegie Museums of Pittsburgh (Miscellaneous Revenue, Citizens Bank LOC) ø	0.98	8-1-2032	5,855,000	5,855,000
Allegheny County PA West Mifflin Area School District (GO Revenue, AGM Insured)	5.00	4-1-2025	1,180,000	1,364,222
Allegheny County PA West Mifflin Area School District (GO Revenue, AGM Insured)	5.00	4-1-2026	1,200,000	1,391,280
Allegheny County PA West Mifflin Area School District (GO Revenue, AGM Insured)	5.00	4-1-2027	1,000,000	1,157,020
Beaver County PA IDA Pollution Control FirstEnergy Nuclear Generation Corporation Project Series A (Utilities Revenue) ±	2.70	4-1-2035	2,000,000	850,000
Berks County PA Municipal Authority Reading Hospital & Medical Center Project Series B (Health Revenue)	2.41	11-1-2039	20,000,000	20,143,200
Chester County PA IDA Avon Grove Charter School Project Series A (Education Revenue)	6.25	12-15-2027	2,000,000	2,048,820

18	Wells Fargo Municipal Bond Fund	Portfolio of investments—June 30, 2017

Security name	Interest rate	Maturity date	Principal	Value

Pennsylvania (continued)
Delaware County PA IDA Resource Recovery Facility Series A (Resource Recovery Revenue)	6.20%	7-1-2019	$790,000	$792,765
Delaware Valley PA Regional Finance Authority Local Government Public Improvements Project (Miscellaneous Revenue)	5.75	7-1-2032	5,000,000	6,304,400
Delaware Valley PA Regional Finance Authority Local Government Series A (Miscellaneous Revenue, Ambac Insured)	5.50	8-1-2028	16,420,000	20,049,641
Delaware Valley PA Regional Finance Authority Local Government Series C (Miscellaneous Revenue, Ambac Insured)	7.75	7-1-2027	4,025,000	5,662,410
Luzerne County PA Series E (GO Revenue, AGM Insured)	8.00	11-1-2027	135,000	146,151
Montgomery County PA Higher Education & Health Authority Arcadia University (Education Revenue)	5.00	4-1-2024	1,540,000	1,751,149
Montgomery County PA Higher Education & Health Authority Arcadia University (Education Revenue)	5.00	4-1-2025	1,625,000	1,854,938
Montgomery County PA IDA Exelon Generation Company LLC Project Series A (Industrial Development Revenue) ±	2.55	12-1-2029	15,530,000	15,454,214
Montgomery County PA IDA Peco Energy Company Project Series A (Industrial Development Revenue) ±	2.50	10-1-2030	10,625,000	10,564,544
Penn Hills Municipality PA Series B (GO Revenue, Ambac Insured) ¤	0.00	12-1-2017	1,000,000	993,630
Pennsylvania EDFA Bridges Finco LP (Industrial Development Revenue)	5.00	12-31-2034	14,275,000	16,033,109
Pennsylvania EDFA Bridges Finco LP (Industrial Development Revenue)	5.00	12-31-2030	600,000	685,896
Pennsylvania EDFA Bridges Finco LP (Industrial Development Revenue)	5.00	12-31-2038	2,100,000	2,336,250
Pennsylvania Finance Authority Penn Hills Project Series B (Miscellaneous Revenue, National Insured) ¤	0.00	12-1-2025	1,845,000	1,448,011
Pennsylvania Turnpike Commission Motor License Series B-1 (Transportation Revenue)	5.00	12-1-2040	12,410,000	13,522,308
Philadelphia PA Airport Bonds AMT Series A (Airport Revenue, AGM Insured)	5.00	6-15-2032	5,000,000	5,015,100
Philadelphia PA IDA 1st Philadelphia Preparatory Charter School Project Series A (Education Revenue)	7.00	6-15-2033	2,000,000	2,300,980
Philadelphia PA IDA New Foundations Charter School Project (Education Revenue)	6.00	12-15-2027	285,000	311,673
Philadelphia PA School District Series A (GO Revenue)	5.00	9-1-2024	2,075,000	2,354,171
Philadelphia PA School District Series D (GO Revenue)	5.00	9-1-2021	5,000,000	5,502,900
Philadelphia PA School District Series F (GO Revenue)	5.00	9-1-2035	3,820,000	4,159,560
Philadelphia PA Series A (Water & Sewer Revenue)	5.00	7-1-2033	8,000,000	9,161,440
Scranton PA Notes (GO Revenue)	5.00	11-15-2032	2,750,000	2,846,003
State Public School Building Authority Pennsylvania Philadelphia School District Project (Miscellaneous Revenue)	5.00	4-1-2022	2,635,000	2,902,611
State Public School Building Authority Pennsylvania Philadelphia School District Project (Miscellaneous Revenue)	5.00	4-1-2024	3,960,000	4,323,805
State Public School Building Authority Pennsylvania Philadelphia School District Project (Miscellaneous Revenue)	5.00	6-1-2024	2,250,000	2,554,560
State Public School Building Authority Pennsylvania Philadelphia School District Project Series A (Miscellaneous Revenue)	5.00	6-1-2034	1,915,000	2,079,671
State Public School Building Authority Pennsylvania Philadelphia School District Project Series A (Miscellaneous Revenue)	5.00	6-1-2035	16,715,000	18,097,498
State Public School Building Authority Pennsylvania Series DCL-016 (Miscellaneous Revenue, Dexia Credit Local LOC, AGM Insured) 144Aø	1.31	6-1-2023	15,660,000	15,660,000
York County PA IDA Philadelphia Electric Company Project Series A (Industrial Development Revenue) ±	2.55	6-1-2036	3,140,000	3,124,677

				216,338,569

Portfolio of investments—June 30, 2017	Wells Fargo Municipal Bond Fund	19

Security name	Interest rate	Maturity date	Principal	Value

Puerto Rico: 0.14%
Puerto Rico Electric Power Authority Refunding Bond Series MM (Utilities Revenue, National Insured)	5.00%	7-1-2017	$150,000	$150,012
Puerto Rico Highway & Transportation Authority Series AA (Transportation Revenue, National Insured)	5.50	7-1-2020	3,015,000	3,237,989
Puerto Rico Public Finance Corporation Commonwealth Appropriation Bond Series B (Miscellaneous Revenue, Government Development Bank for Puerto Rico SPA) (s)(t)	5.50	8-1-2031	3,300,000	127,710
Puerto Rico Public Finance Corporation Commonwealth Appropriation Bond Series B (Tax Revenue, Government Development Bank for Puerto Rico SPA) (s)(t)	6.00	8-1-2024	7,000,000	270,900

				3,786,611

South Carolina: 0.47%
Connector 2000 Association Incorporated CAB Series A (Transportation Revenue) ¤	0.00	1-1-2018	181,929	163,596
Lee County SC School Facilities Incorporated Series 2006 (Miscellaneous Revenue, AGC Insured)	6.00	12-1-2031	2,890,000	2,952,019
Piedmont SC Municipal Power Agency (Utilities Revenue, FGIC Insured)	6.75	1-1-2019	210,000	227,735
South Carolina Education Assistance Authority Student Loan Series I (Education Revenue)	5.10	10-1-2029	1,555,000	1,633,185
South Carolina Jobs EDA York Preparatory Academy Project Series A (Education Revenue)	7.25	11-1-2045	1,500,000	1,670,910
South Carolina Public Service Authority Series C (Utilities Revenue)	5.00	12-1-2028	1,230,000	1,427,686
South Carolina Public Service Authority Series C (Utilities Revenue)	5.00	12-1-2034	1,825,000	2,049,238
South Carolina Public Service Authority Series C (Utilities Revenue)	5.00	12-1-2035	2,000,000	2,240,620

				12,364,989

South Dakota: 0.27%
Rapid City SD Series A (Airport Revenue)	6.75	12-1-2031	1,020,000	1,114,840
Rapid City SD Series A (Airport Revenue)	7.00	12-1-2035	750,000	812,723
South Dakota HEFA Sanford Health Project (Health Revenue)	5.50	11-1-2040	5,000,000	5,367,650

				7,295,213

Tennessee: 0.42%
Bristol TN Industrial Development Board The Pinnacle Project Series A (Tax Revenue) 144A	5.00	12-1-2035	8,500,000	8,418,910
Bristol TN Industrial Development Board The Pinnacle Project Series A (Tax Revenue) 144A	5.13	12-1-2042	2,670,000	2,621,486

				11,040,396

Texas: 5.43%
Austin TX Airport System AMT (Airport Revenue)	5.00	11-15-2039	8,000,000	8,905,680
Austin TX Airport System AMT (Airport Revenue)	5.00	11-15-2044	3,500,000	3,879,295
Beasley TX Higher Education Finance Corporation Focus Learning Academy Series A (Education Revenue)	7.75	8-15-2041	2,000,000	1,744,600
Central Texas Regional Mobility Authority Senior Lien (Transportation Revenue)	5.75	1-1-2025	2,000,000	2,221,600
Central Texas Regional Mobility Authority Senior Lien Series A (Transportation Revenue)	5.00	1-1-2033	3,740,000	4,126,791
Clifton TX Higher Educational Finance Corporation International Leadership Series A (Education Revenue)	5.75	8-15-2038	2,000,000	2,097,660
Dallas TX Independent School District School Building (GO Revenue, Permanent School Fund Insured)	6.38	2-15-2034	10,000,000	10,337,300

20	Wells Fargo Municipal Bond Fund	Portfolio of investments—June 30, 2017

Security name	Interest rate	Maturity date	Principal	Value

Texas (continued)
Grand Parkway Transportation Corporation Texas CAB Series B (Transportation Revenue) ±	0.00%	10-1-2029	$1,015,000	$930,704
Grand Parkway Transportation Corporation Texas CAB Series B (Transportation Revenue) ±	0.00	10-1-2030	2,000,000	1,827,600
Houston TX Housing Finance Corporation Cullen Park Apartments Series A (Housing Revenue, FNMA LIQ)	5.70	12-1-2033	965,000	970,751
La Vernia TX Higher Education Finance Corporation Lifeschool of Dallas Series A (Education Revenue)	6.25	8-15-2021	3,135,000	3,465,962
La Vernia TX Higher Education Finance Corporation Lifeschool of Dallas Series A (Education Revenue)	7.50	8-15-2041	6,500,000	7,353,255
Lewisville TX Combination Contract Castle Hills Public Improvement Bonds Project #5 (Miscellaneous Revenue) 144A	6.50	9-1-2034	2,195,000	2,250,555
Lewisville TX Combination Contract Castle Hills Public Improvement Bonds Project #5 (Miscellaneous Revenue) 144A	6.50	9-1-2034	4,370,000	4,480,605
Lewisville TX Combination Contract Castle Hills Public Improvement Bonds Project #5 (Miscellaneous Revenue)	6.75	10-1-2032	1,855,000	1,899,223
Lower Colorado TX River Authority Series A (Utilities Revenue)	5.00	5-15-2033	2,475,000	2,772,272
North Texas Tollway Authority Series A (Transportation Revenue)	5.00	1-1-2033	3,600,000	4,096,044
North Texas Tollway Authority Series A (Transportation Revenue)	5.00	1-1-2035	4,000,000	4,525,280
Port Arthur TX Navigation District Jefferson County Environmental Facilities Motiva Enterprises LLC Project Series C (Resource Recovery Revenue) ø	1.35	4-1-2040	6,600,000	6,600,000
Port Arthur TX Navigation District Jefferson County Environmental Facilities Motiva Enterprises LLC Project Series D (Resource Recovery Revenue) ø	1.35	11-1-2040	3,000,000	3,000,000
Port Arthur TX Navigation District Jefferson County Environmental Facilities Motiva Enterprises LLC Project Series D (Resource Recovery Revenue) ø	1.35	11-1-2040	10,500,000	10,500,000
Port of Houston TX Authority Series D-1 (GO Revenue)	5.00	10-1-2035	10,000,000	11,136,400
Tarrant County TX Cultural Education Facilities Buckingham Senior Living Community Incorporated (Health Revenue)	3.88	11-15-2020	2,000,000	2,000,340
Tarrant County TX Cultural Education Facilities Finance Corporation Series B (Health Revenue)	5.00	11-15-2030	4,000,000	4,149,720
Texas Municipal Gas Acquisition & Supply Corporation III (Utilities Revenue)	5.00	12-15-2029	5,000,000	5,537,150
Texas Municipal Gas Acquisition & Supply Corporation III (Utilities Revenue)	5.00	12-15-2031	5,000,000	5,502,600
Texas Private Activity Bond Surface Transportation Corporation Project NTE Mobility Partners Segments LLC (Transportation Revenue)	6.75	6-30-2043	4,000,000	4,634,920
Texas Private Activity Bond Surface Transportation Corporation Project NTE Mobility Partners Segments LLC (Transportation Revenue)	7.00	12-31-2038	12,500,000	14,317,500
Texas Transportation Commission Highway Improvement (Miscellaneous Revenue)	5.00	4-1-2028	7,280,000	8,659,269

				143,923,076

Utah: 0.56%
Utah County UT Charter School Ronald Wilson Reagan Series A (Education Revenue)	5.75	2-15-2022	485,000	498,236
Utah State Charter School Finance Authority Early Light Academy Project (Education Revenue)	8.50	7-15-2046	7,780,000	8,386,529
Utah State Charter School Finance Authority Oquirrh Mountain Charter School Project (Education Revenue)	8.00	7-15-2030	1,860,000	1,961,370
Utah State Charter School Finance Authority Oquirrh Mountain Charter School Project (Education Revenue)	8.00	7-15-2041	3,910,000	4,119,381

				14,965,516

Portfolio of investments—June 30, 2017	Wells Fargo Municipal Bond Fund	21

Security name	Interest rate	Maturity date	Principal	Value

Vermont: 1.43%
Vermont Student Assistance Corporation Series B Class A-2 (Education Revenue) ±	4.22%	12-3-2035	$16,800,000	$17,628,576
Vermont Student Assistance Corporation Series B Class B (Education Revenue) ±	2.05	6-2-2042	20,315,375	20,315,375

				37,943,951

Virgin Islands: 0.99%
Virgin Islands PFA Matching Fund Loan Note Senior Lien Series B (Miscellaneous Revenue)	5.00	10-1-2025	7,500,000	6,337,725
Virgin Islands PFA Series C (Miscellaneous Revenue)	5.00	10-1-2018	8,860,000	8,125,595
Virgin Islands PFA Series C (Miscellaneous Revenue)	5.00	10-1-2030	7,480,000	5,780,918
Virgin Islands PFA Series C (Miscellaneous Revenue)	5.00	10-1-2039	8,315,000	6,045,504

				26,289,742

Virginia: 0.23%
Marquis VA CDA CAB (Tax Revenue) 144A±	0.00	9-1-2045	397,000	257,431
Marquis VA CDA CAB Series C (Tax Revenue) (i)¤	0.00	9-1-2041	1,824,000	244,763
Marquis VA CDA Series B (Tax Revenue) (i)	5.63	9-1-2041	1,310,000	1,007,704
Riverside VA Regional Jail Authority (Miscellaneous Revenue)	5.00	7-1-2025	3,435,000	3,998,340
Watkins Centre VA CDA (Miscellaneous Revenue)	5.40	3-1-2020	477,000	477,916

				5,986,154

Washington: 1.29%
King County WA Public Hospital District #1 Valley Medical Center Refunding Bond (GO Revenue)	5.00	12-1-2029	8,940,000	10,450,055
King County WA Public Hospital District #1 Valley Medical Center Refunding Bond (GO Revenue)	5.00	12-1-2035	9,430,000	10,751,332
King County WA Sewer Series B (Water & Sewer Revenue, Landesbank Hessen-Thüringen LOC) ø	0.95	1-1-2032	6,000,000	6,000,000
Spokane WA Housing Finance Commission Riverview Retirement Community Project (Health Revenue)	5.00	1-1-2023	1,355,000	1,461,557
Washington Health Care Facilities Authority Central Washington (Health Revenue)	7.00	7-1-2039	5,000,000	5,582,750

				34,245,694

West Virginia: 0.09%
West Virginia Hospital Finance Authority Improvement Series D (Health Revenue, AGM Insured)	5.50	6-1-2033	2,305,000	2,449,429

Wisconsin: 0.50%
Milwaukee WI RDA Science Education Consortium Incorporated Project Series A (Education Revenue)	6.00	8-1-2033	2,120,000	2,313,471
Milwaukee WI RDA Science Education Consortium Incorporated Project Series A (Education Revenue)	6.25	8-1-2043	4,650,000	5,076,219
Wisconsin HEFA Aurora Health Care Incorporated Series A (Health Revenue)	5.25	4-15-2024	1,025,000	1,120,694
Wisconsin PFA Carolina International School Series A (Education Revenue) 144A	6.00	8-1-2023	470,000	502,251
Wisconsin PFA Carolina International School Series A (Education Revenue) 144A	6.75	8-1-2033	1,430,000	1,566,508
Wisconsin PFA Carolina International School Series A (Education Revenue) 144A	7.00	8-1-2043	1,575,000	1,743,667
Wisconsin PFA Carolina International School Series A (Education Revenue) 144A	7.20	8-1-2048	940,000	1,046,831

				13,369,641

22	Wells Fargo Municipal Bond Fund	Portfolio of investments—June 30, 2017

Security name	Interest rate	Maturity date	Principal	Value

Wyoming: 0.09%
West Park Hospital District Wyoming Series B (Health Revenue)	6.50%	6-1-2027	$500,000	$566,750
Wyoming CDA (Education Revenue)	6.50	7-1-2043	1,600,000	1,755,904

				2,322,654

Total Municipal Obligations (Cost $2,491,812,642)				2,590,625,509

	Yield		Shares
Short-Term Investments : 0.81%

Investment Companies: 0.81%
Wells Fargo Municipal Cash Management Fund Institutional Class (l)(u)##	0.81		21,484,440	21,497,330

Total Short-Term Investments (Cost $21,497,330)				21,497,330

Total investments in securities (Cost $2,513,309,972) *	98.50%	2,612,122,839
Other assets and liabilities, net	1.50	39,713,954

Total net assets	100.00%	$2,651,836,793

±	Variable rate investment. The rate shown is the rate in effect at period end.

¤	The security is issued in zero coupon form with no periodic interest payments.

ø	Variable rate demand notes are subject to a demand feature which reduces the effective maturity. The maturity date shown represents the final maturity date of the security. The interest rate is determined and reset by the issuer daily, weekly, or monthly depending upon the terms of the security. The rate shown is the rate in effect at period end.

144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.

(i)	Illiquid security for which the designation as illiquid is unaudited.

(s)	The security is currently in default with regards to scheduled interest and/or principal payments.

(t)	The Fund has stopped accruing interest on the security.

%%	The security is issued on a when-issued basis.

(l)	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.

(u)	The rate represents the 7-day annualized yield at period end.

##	All or a portion of this security is segregated for when-issued securities.

*	Cost for federal income tax purposes is $2,514,080,362 and unrealized gains (losses) consists of:

Gross unrealized gains	$127,873,827
Gross unrealized losses	(29,831,350)

Net unrealized gains	$98,042,477

Portfolio of investments—June 30, 2017	Wells Fargo Ultra Short-Term Municipal Income Fund	1

Security name	Interest rate	Maturity date	Principal	Value

Municipal Obligations: 95.14%

Alabama: 2.40%
Alabama Black Belt Energy Gas District Series A (Utilities Revenue, Royal Bank of Canada LIQ) ±	4.00%	7-1-2046	$13,915,000	$15,019,016
Alabama Health Care Authority for Baptist Health Series B (Health Revenue, AGC Insured) ±(m)	1.15	11-15-2037	4,750,000	4,750,000
Alabama Health Care Authority for Baptist Health Series B (Health Revenue) ø	1.40	11-1-2042	17,000,000	17,000,000
Alabama HFA Dauphin Gate Apartments Project Series B (Housing Revenue) ±	1.35	4-1-2020	1,500,000	1,500,390
Alabama HFA The Park at Sydney Drive Series B (Housing Revenue) ±	1.50	12-1-2019	10,000,000	10,014,300
Chatom AL Industrial Development Board Alabama Electric Series A (Utilities Revenue, National Rural Utilities Cooperative Finance Corporation SPA) ±	1.05	8-1-2037	7,448,000	7,448,596
Chatom AL Industrial Development Board Gulf Opportunity Zone PowerSouth Energy Cooperative Projects Series A (Utilities Revenue, National Rural Utilities Finance Corporation SPA) ±	1.25	11-15-2038	20,000,000	19,996,400
Jefferson County AL Series A (GO Revenue)	4.90	4-1-2021	13,600,000	14,149,304
Jefferson County AL Sewer Subordinate Lien Series D (Water & Sewer Revenue)	5.00	10-1-2017	1,750,000	1,763,773
Tender Option Bond Trust Receipts/Certificates Floaters Series XM0184 (Utilities Revenue, Morgan Stanley Bank LIQ) ø144A	1.31	9-1-2046	31,400,000	31,400,000
Tuscaloosa County AL IDA (Industrial Development Revenue) ø	1.10	9-1-2020	12,600,000	12,600,000

				135,641,779

Alaska: 0.18%
Alaska Housing Finance Corporation Series B (Housing Revenue, FHLB SPA) ø	0.87	12-1-2041	1,580,000	1,580,000
Alaska Housing Finance Corporation Series D (Housing Revenue, Bank of America NA SPA) ø	0.91	12-1-2040	7,275,000	7,275,000
North Slope Borough AK Water & Wastewater Facilities Service (Water & Sewer Revenue)	4.00	6-30-2018	1,125,000	1,158,278

				10,013,278

Arizona: 1.16%
Arizona Health Facilities Authority Catholic West Series B (Health Revenue, Barclays Bank LOC) ø	0.93	7-1-2035	3,900,000	3,900,000
Arizona IDA American Charter Schools Foundation Project (Education Revenue) 144A	4.00	7-1-2018	250,000	251,613
Arizona IDA American Charter Schools Foundation Project (Education Revenue) 144A	4.00	7-1-2019	375,000	378,596
Maricopa County AZ Gilbert Unified School District #41 (GO Revenue, Build America Mutual Assurance Company Insured)	3.00	7-1-2019	3,845,000	3,983,112
Scottsdale AZ IDA Healthcare Series F (Health Revenue, AGM Insured) ±(m)	1.15	9-1-2045	56,325,000	56,325,000
University of Arizona Medical Center Corporation (Health Revenue)	5.00	7-1-2017	545,000	545,065

				65,383,386

Arkansas: 0.01%
Arkansas Development Finance Authority Police Headquarters and Wireless Data Equipment Project (Miscellaneous Revenue, AGM Insured)	4.00	6-1-2018	500,000	512,535

California: 9.65%
Acalanes CA Union High School District BAN (GO Revenue)	5.00	8-1-2017	4,500,000	4,516,065
Bay Area CA Toll Authority Toll Bridge Series B-2 (Transportation Revenue, Sumitomo Mitsui Banking LOC) ø	0.84	4-1-2047	12,490,000	12,490,000
California (GO Revenue) ±	4.00	12-1-2027	5,000,000	5,013,350
California HFFA Catholic Healthcare West Series 2005-H (Health Revenue, Sumitomo Mitsui Banking LOC) ø	0.87	7-1-2035	4,100,000	4,100,000

2	Wells Fargo Ultra Short-Term Municipal Income Fund	Portfolio of investments—June 30, 2017

Security name	Interest rate	Maturity date	Principal	Value

California (continued)
California HFFA San Diego Hospital Series A (Health Revenue, National Insured) ±(m)(n)	1.31%	7-15-2018	$1,900,000	$1,866,750
California HFFA Stanford Hospital Series B-1 (Health Revenue) ø	0.89	11-15-2045	30,350,000	30,350,000
California Infrastructure and Economic Development Bank Pacific Gas and Electric Company Series B (Utilities Revenue, Union Bank NA LOC) ø	0.88	11-1-2026	5,000,000	5,000,000
California Infrastructure and Economic Development Bank The J. Paul Getty Trust Series A-2 (Miscellaneous Revenue) ±	1.21	4-1-2038	32,790,000	32,925,751
California Infrastructure and Economic Development Bank The J. Paul Getty Trust Series B-1 (Miscellaneous Revenue) ±	1.19	10-1-2047	3,000,000	3,001,650
California Municipal Financing Authority BAN Open Door Community Health Centers (Health Revenue)	2.80	9-15-2018	6,000,000	6,039,480
California PFOTER PT-2802 (GO Revenue, National Insured, Dexia Credit Local SPA) ø	1.07	2-1-2025	9,895,000	9,895,000
California PFOTER Series DCL-009 (GO Revenue, Dexia Credit Local LOC, AGM Insured) ø144A	1.04	8-1-2027	31,890,000	31,890,000
California PFOTER Series DCL-010 (GO Revenue, Dexia Credit Local LOC, AGM Insured) ø144A	1.04	8-1-2027	7,805,000	7,805,000
California Pollution Control Financing Authority Series A (Resource Recovery Revenue) 144A±	1.30	8-1-2023	5,000,000	5,000,000
California Public Works Board Department of Corrections Project Series A (Miscellaneous Revenue, Ambac Insured)	5.00	12-1-2019	950,000	999,980
California Series A-2 (GO Revenue, Bank of Montreal LOC) ø	0.60	5-1-2033	11,535,000	11,535,000
California Series A-2 (Miscellaneous Revenue, Sumitomo Mitsui Banking LOC) ø	0.85	5-1-2040	45,000,000	45,000,000
California Series A-5 (GO Revenue, Citibank NA LOC) ø	0.60	5-1-2034	16,475,000	16,475,000
California Series C-1 (GO Revenue, Bank of America NA LOC) ø	0.83	5-1-2033	25,985,000	25,985,000
California Statewide CDA Buck Institute for Research (Miscellaneous Revenue)	4.00	11-15-2017	260,000	263,019
California Statewide CDA Buck Institute for Research (Miscellaneous Revenue)	5.00	11-15-2018	275,000	289,226
California Statewide CDA Health Facilities Catholic Series D (Health Revenue, AGM Insured) ±(m)	0.75	7-1-2041	21,300,000	21,300,000
California Statewide CDA Health Facilities Catholic Series E (Health Revenue, AGM Insured) ±(m)	1.19	7-1-2040	29,750,000	29,750,000
California Statewide CDA Health Facilities Catholic Series F (Health Revenue, AGM Insured) ±(m)	0.75	7-1-2040	21,600,000	21,600,000
California Statewide CDA Kaiser Permanente Series D (Health Revenue) ø	0.85	5-1-2033	30,000,000	30,000,000
California Statewide CDA Samoa Avenue Apartments Series V (Housing Revenue)	1.25	12-1-2017	5,000,000	5,000,800
Compton CA PFA Prerefunded Bond (Miscellaneous Revenue, Ambac Insured)	5.00	9-1-2022	6,925,000	7,236,140
Eastern California Municipal Water District Series A (Water & Sewer Revenue, Sumitomo Mitsui Banking LOC) ø	0.87	7-1-2035	25,000,000	25,000,000
Foothill-Eastern CA Transportation Corridor Agency Series B-1 (Transportation Revenue) ±	5.00	1-15-2053	7,310,000	7,330,468
Northern California Gas Authority LIBOR Series B (Utilities Revenue) ±	1.37	7-1-2017	18,150,000	18,149,456
Palomar Pomerado CA Health Care District Certificate of Participation Series A (Health Revenue, AGM Insured) ±(m)	1.73	11-1-2036	15,400,000	15,400,000
Palomar Pomerado CA Health Care District Certificate of Participation Series B (Health Revenue, AGM Insured) ±(m)	1.73	11-1-2036	17,125,000	17,125,000
Sacramento County CA Airport System AMT Senior Series B (Airport Revenue, AGM Insured)	5.50	7-1-2018	2,240,000	2,270,038
Sacramento County CA Airport System Refunding Bond AMT Subordinate and PFC Series E (Airport Revenue, AGM Insured)	5.50	7-1-2018	2,695,000	2,731,329
San Diego County CA Regional Transportation Commission Limited Tax Series A (Tax Revenue, JPMorgan Chase & Company SPA) ø	0.88	4-1-2038	21,730,000	21,730,000

Portfolio of investments—June 30, 2017	Wells Fargo Ultra Short-Term Municipal Income Fund	3

Security name	Interest rate	Maturity date	Principal	Value

California (continued)
Southern California Metropolitan Water District Series B-2 (Water & Sewer Revenue, Landesbank Hessen-Thüringen SPA) ø	0.77%	7-1-2037	$26,000,000	$26,000,000
Tender Option Bond Trust Receipts/Certificates Floaters Series 2017-013 (Health Revenue, Barclays Bank plc LOC, Barclays Bank plc LIQ) ø144A	1.09	8-15-2051	11,140,000	11,140,000
Tender Option Bond Trust Receipts/Certificates Floaters Series 2017-BAML01 (Transportation Revenue, Bank of America NA LIQ) ø144A	1.52	4-1-2047	23,445,000	23,445,000
Yuba CA Community College CAB Series B (GO Revenue, Ambac Insured) ¤	0.00	8-1-2039	750,000	251,783

				545,900,285

Colorado: 0.82%
Colorado E-470 Public Highway Authority Series A (Transportation Revenue) ±	1.72	9-1-2039	2,750,000	2,754,648
Colorado E-470 Public Highway Authority Series C (Miscellaneous Revenue, National Insured) ±	5.00	9-1-2017	1,440,000	1,449,634
Colorado Health Facilities Authority Catholic Health Initiatives Series B-3 (Health Revenue) ±	1.88	7-1-2039	500,000	502,325
Colorado HEFA Covenant Retirement Community Series A (Health Revenue)	3.00	12-1-2017	1,400,000	1,410,626
Colorado HEFA Covenant Retirement Community Series A (Health Revenue)	4.00	12-1-2018	1,150,000	1,188,157
Colorado HEFA Montbello Senior Housing Project Series I (Housing Revenue, FHA Insured)	1.05	8-1-2018	2,755,000	2,751,088
Colorado Springs CO Subordinate Lien Improvements Series A (Utilities Revenue, JPMorgan Chase & Company SPA) ø	0.91	11-1-2025	21,210,000	21,210,000
Denver CO City and County Airport Subordinate Series A (Airport Revenue)	5.00	11-15-2017	400,000	406,040
Denver CO City and County Airport Subordinate Series A (Airport Revenue)	5.00	11-15-2018	500,000	525,740
Denver CO City and County Airport Subordinate Series B (Airport Revenue)	5.00	11-15-2017	600,000	608,958
Denver CO City and County Airport Subordinate Series B (Airport Revenue)	5.00	11-15-2018	600,000	630,720
Denver CO City and County Airport Subordinate Series F-2 (Airport Revenue, AGC Insured) ±(m)	1.25	11-15-2025	5,750,000	5,750,000
University of Colorado Hospital Authority Series C-1 (Health Revenue) ±	4.00	11-15-2047	6,940,000	7,325,170

				46,513,106

Connecticut: 2.28%
Connecticut HEFA Lawrence and Memorial Hospital Series F (Health Revenue)	4.00	7-1-2017	1,880,000	1,880,150
Connecticut HEFA Yale University Issue Series U-1 (Education Revenue) ±	1.00	7-1-2033	1,040,000	1,036,412
Connecticut HEFA Yale University Series A (Education Revenue) ±	0.80	7-1-2048	5,175,000	5,174,845
Connecticut HEFA Yale University Series X-2 (Education Revenue) ±	0.90	7-1-2037	24,600,000	24,588,930
Connecticut HEFAR Yale University Issue Series A (Education Revenue) ±	1.00	7-1-2042	15,000,000	14,926,050
Connecticut HFA Housing Mortgage Finance Program Series A (Housing Revenue)	2.40	11-15-2020	1,250,000	1,283,550
Connecticut HFA Housing Mortgage Finance Program Series F (Housing Revenue)	1.55	5-15-2020	1,020,000	1,015,726
Connecticut Higher Education Supplemental Loan Authority Chesla Loan Program Series B (Education Revenue) %%	4.00	11-15-2019	1,200,000	1,245,480
Connecticut Higher Education Supplemental Loan Authority Chesla Loan Program Series B (Education Revenue) %%	5.00	11-15-2021	700,000	764,421
Connecticut Higher Education Supplemental Loan Authority Chesla Loan Program Series B (Education Revenue) %%	5.00	11-15-2023	565,000	627,235
Connecticut Series A (Miscellaneous Revenue) ±	1.33	3-1-2018	2,875,000	2,877,099
Connecticut Series A (Miscellaneous Revenue) ±	1.83	5-15-2018	7,000,000	7,013,930
Connecticut Series D (Miscellaneous Revenue) ±	1.60	8-15-2017	14,855,000	14,858,417
Connecticut Series D (Miscellaneous Revenue) ±	1.79	8-15-2018	6,000,000	6,004,020
Hamden CT BAN (GO Revenue)	3.00	8-24-2017	6,000,000	6,017,340
Hartford CT BAN (GO Revenue)	2.00	8-30-2017	11,500,000	11,517,825

4	Wells Fargo Ultra Short-Term Municipal Income Fund	Portfolio of investments—June 30, 2017

Security name	Interest rate	Maturity date	Principal	Value

Connecticut (continued)
Hartford CT EDA Series B (Transportation Revenue, Bank of America NA SPA) ø	1.20%	6-15-2034	$12,030,000	$12,030,000
Hartford CT Series A (GO Revenue)	4.00	12-1-2017	705,000	699,508
Hartford CT Series A (GO Revenue)	5.00	12-1-2018	510,000	499,764
New Haven CT Series A (GO Revenue)	3.00	8-15-2017	13,410,000	13,441,782
Waterbury CT (GO Revenue)	5.00	2-1-2018	1,215,000	1,243,310

				128,745,794

Delaware: 0.12%
New Castle County DE Series ZF2088 (GO Revenue, Morgan Stanley Bank LIQ) ø144A	0.96	10-1-2045	6,665,000	6,665,000

District of Columbia: 0.92%
District of Columbia DW&P Series B (Water & Sewer Revenue, TD Bank NA SPA) ø	0.92	10-1-2050	20,500,000	20,500,000
District of Columbia Population Services International (Miscellaneous Revenue, SunTrust Bank LOC) ø	0.96	11-1-2042	17,100,000	17,100,000
District of Columbia University Revenue American University Series A (Education Revenue, Royal Bank of Canada LOC) ø	0.92	10-1-2036	14,500,000	14,500,000

				52,100,000

Florida: 3.54%
Escambia County FL HFA Acts Retirement-Life Communities Incorporated Series B (Health Revenue, AGC Insured, TD Bank NA SPA) ø	1.04	11-15-2029	1,275,000	1,275,000
Florida Department of Environmental Protection Everglades Restoration Series B (Tax Revenue, AGC Insured) ø	0.92	7-1-2027	11,810,000	11,810,000
Florida Department of Environmental Protection Series A (Tax Revenue)	5.00	7-1-2027	5,000,000	5,050,600
Florida Department of Transportation Right of Way Acquisition and Bridge Construction Series A (Tax Revenue)	5.38	7-1-2027	5,695,000	5,752,690
Florida Mid-Bay Bridge Authority 2nd Senior Lien Series C (Transportation Revenue)	5.00	10-1-2017	225,000	227,034
Florida Mid-Bay Bridge Authority 2nd Senior Lien Series C (Transportation Revenue)	5.00	10-1-2018	300,000	312,096
Gainesville FL Utilities System Series A (Utilities Revenue, State Street Bank & Trust Company SPA) ø	0.91	10-1-2036	14,000,000	14,000,000
Highlands County FL Health Facilities Authority Adventist Health System Series A (Health Revenue) ø	0.90	11-15-2037	31,770,000	31,770,000
Lakeland FL Energy System (Utilities Revenue) ±	1.66	10-1-2017	5,220,000	5,220,626
Lee County FL Solid Waste System (Resource Recovery Revenue)	2.00	10-1-2017	5,235,000	5,245,418
Lee County FL Solid Waste System (Resource Recovery Revenue)	5.00	10-1-2018	2,350,000	2,449,993
Lee County FL Solid Waste System (Resource Recovery Revenue)	5.00	10-1-2020	600,000	659,076
Miami FL HFFA Miami Jewish Health Systems Incorporate Project (Health Revenue)	2.25	7-1-2018	250,000	250,493
Miami FL HFFA Miami Jewish Health Systems Incorporate Project (Health Revenue)	2.50	7-1-2019	300,000	301,401
Miami FL HFFA Miami Jewish Health Systems Incorporate Project (Health Revenue)	5.00	7-1-2020	500,000	537,295
Miami FL HFFA Miami Jewish Health Systems Incorporate Project (Health Revenue)	5.00	7-1-2021	250,000	273,068
Miami-Dade County FL Aviation Series B (Airport Revenue)	5.00	10-1-2017	300,000	303,102
Miami-Dade County FL Expressway Authority Toll System (Transportation Revenue, AGM Insured, Citibank NA LIQ) ø144A	1.11	7-1-2018	1,000,000	1,000,000
Miami-Dade County FL Expressway Authority Toll System (Transportation Revenue, Dexia Credit Local LOC, Dexia Credit Local LIQ) 144A±	1.16	10-13-2023	9,150,000	9,150,000
Miami-Dade County FL Expressway Authority Toll System Series DCL-2012-003 (Transportation Revenue, Dexia Credit Local LOC, Ambac Insured, Dexia Credit Local LIQ) 144A±	1.16	3-8-2026	16,860,000	16,860,000

Portfolio of investments—June 30, 2017	Wells Fargo Ultra Short-Term Municipal Income Fund	5

Security name	Interest rate	Maturity date	Principal	Value

Florida (continued)
Miami-Dade County FL HFA Miami Children’s Hospital Project Series A (Health Revenue)	5.25%	8-1-2021	$855,000	$923,887
Miami-Dade County FL HFA St. John Plaza Apartments (Housing Revenue) ±	0.95	8-1-2019	9,750,000	9,723,383
Miami-Dade County FL International Airport Series C (Airport Revenue, AGM Insured)	5.25	10-1-2019	16,775,000	16,953,486
Miami-Dade County FL Seaport Series A (Airport Revenue, Bank of Tokyo-Mitsubishi LOC) ø	0.93	10-1-2050	8,000,000	8,000,000
Orange County FL Health Facilities Authority Lakeside Behavioral Healthcare Incorporated Project (Health Revenue, SunTrust Bank LOC) ø	0.96	7-1-2027	6,400,000	6,400,000
Palm Beach County FL Health Facilities Authority Lifespace Communities Series C (Health Revenue)	4.00	5-15-2018	500,000	511,835
Palm Beach County FL Health Facilities Authority Lifespace Communities Series C (Health Revenue)	4.00	5-15-2019	780,000	815,513
Palm Beach County FL HFA Retirement Life Communities Project (Health Revenue)	4.00	11-15-2019	2,675,000	2,806,075
Pasco County FL School Board Certificates Series B (Miscellaneous Revenue, Ambac Insured) ±(m)	1.40	8-1-2030	13,000,000	13,000,000
Tender Option Bond Trust Receipts/Certificates Floaters Series 2016-XG0010 (Airport Revenue, AGC Insured, Bank of America NA LIQ) ø144A	1.12	10-1-2038	13,500,000	13,500,000
Tender Option Bond Trust Receipts/Certificates Floaters Series 2016-ZF0286 (Airport Revenue, AGC Insured, TD Bank NA LIQ) ø144A	1.26	10-1-2032	8,510,000	8,510,000
University of North Florida Financing Corporation Housing Project (Education Revenue, AGM Insured)	5.00	11-1-2018	3,100,000	3,241,639
University of North Florida Financing Corporation Housing Project (Education Revenue, AGM Insured)	5.00	11-1-2019	3,215,000	3,458,665

				200,292,375

Georgia: 1.97%
Atlanta GA Urban Residential Finance Authority The Remington Apartments Project (Housing Revenue) ±	1.05	6-1-2019	10,250,000	10,237,495
Burke County GA Development Authority Georgia Power Company Plant Vogtle Project First Series 1996 (Utilities Revenue) ±	2.35	10-1-2032	6,800,000	6,861,744
Burke County GA Development Authority Georgia Power Company Plant Vogtle Project First Series 2012 (Utilities Revenue) ±	1.85	12-1-2049	15,500,000	15,460,940
Burke County GA Development Authority Georgia Transmission Corporation (Industrial Development Revenue) ±	1.30	1-1-2052	16,500,000	16,533,660
Cedartown GA Housing Authority Cherokee Springs Apartments Project (Housing Revenue) ±	1.00	4-1-2019	5,000,000	4,993,650
Cedartown GA Housing Authority Grayfield Apartments Project (Housing Revenue) ±	1.00	1-1-2019	3,800,000	3,800,000
DeKalb County GA Housing Authority Sterling at Candler Village Project (Housing Revenue) ±	1.75	1-1-2021	7,200,000	7,218,072
Gainesville & Hall County GA Development Authority Senior Living Facilities Lanier Village Series B (Health Revenue, AGC Insured, TD Bank NA SPA) ø	1.04	11-15-2033	29,895,000	29,895,000
Monroe County GA PCR Georgia Power Company Plant Scherer Project (Utilities Revenue) ±	2.00	7-1-2025	425,000	425,842
Monroe County GA PCR Georgia Power Company Plant Scherer Project (Industrial Development Revenue) ±	2.35	10-1-2048	9,500,000	9,586,260
Savannah GA EDA Exempt Facilities Home Depot Project Series B (Industrial Development Revenue, SunTrust Bank LOC) ø	0.99	8-1-2025	6,400,000	6,400,000

				111,412,663

6	Wells Fargo Ultra Short-Term Municipal Income Fund	Portfolio of investments—June 30, 2017

Security name	Interest rate	Maturity date	Principal	Value

Guam: 0.08%
Guam International Airport Authority Series A (Airport Revenue)	5.00%	10-1-2017	$850,000	$857,013
Guam International Airport Authority Series C (Airport Revenue)	5.00	10-1-2017	3,750,000	3,774,225

				4,631,238

Hawaii: 0.08%
Hawaii Department of Budget and Finance Queens Health System Series B (Health Revenue) ±	1.36	7-1-2039	2,925,000	2,925,000
Hawaii Department of Transportation Airports Division Lease AMT (Miscellaneous Revenue)	4.00	8-1-2018	1,000,000	1,031,270
Hawaii Department of Transportation Airports Division Lease AMT (Miscellaneous Revenue)	5.00	8-1-2017	425,000	426,517

				4,382,787

Idaho: 0.22%
Idaho Housing and Finance Association Series A (Housing Revenue, FNMA LOC) ø	1.09	1-1-2038	12,370,000	12,370,000

Illinois: 9.02%
Brookfield IL Brookfield Zoo Project (Miscellaneous Revenue, Northern Trust Company LOC) ø	0.90	6-1-2038	17,130,000	17,130,000
Chicago IL (GO Revenue)	5.00	1-1-2020	1,285,000	1,312,859
Chicago IL (GO Revenue)	5.00	1-1-2021	2,000,000	2,048,340
Chicago IL Board of Education Series A (GO Revenue, National Insured) ¤	0.00	12-1-2018	5,265,000	5,056,822
Chicago IL Board of Education Series A (GO Revenue, National Insured)	5.25	12-1-2017	1,645,000	1,659,624
Chicago IL Board of Education Series A-2 (GO Revenue) ±	1.66	3-1-2035	51,720,000	51,706,036
Chicago IL Board of Education Series C (GO Revenue)	5.00	12-1-2017	1,620,000	1,606,700
Chicago IL Neighborhoods Alive 21 Program Series B (GO Revenue)	5.00	1-1-2019	1,925,000	1,953,933
Chicago IL Park District Limited Tax Series D (GO Revenue)	4.00	1-1-2018	2,760,000	2,793,313
Chicago IL Park District Refunding Bond Series B (GO Revenue)	4.00	1-1-2018	500,000	506,035
Chicago IL Refunding Bond (Tax Revenue)	5.00	1-1-2018	530,000	533,901
Chicago IL Refunding Bond (Tax Revenue)	5.00	1-1-2019	800,000	813,072
Chicago IL Refunding Emergency System (GO Revenue, AGM/FGIC Insured)	5.50	1-1-2019	3,000,000	3,150,120
Chicago IL Refunding Project Series A (GO Revenue)	4.00	1-1-2019	1,250,000	1,250,725
Chicago IL Refunding Project Series B (GO Revenue)	5.00	1-1-2019	3,205,000	3,253,171
Chicago IL Refunding Project Series B (GO Revenue)	5.00	1-1-2020	3,295,000	3,366,436
Chicago IL Series A (GO Revenue)	4.00	1-1-2019	1,335,000	1,335,774
Chicago IL Series A (GO Revenue)	5.00	12-1-2019	1,000,000	1,023,740
Chicago IL Series A-2 (GO Revenue, Ambac Insured)	5.50	1-1-2018	1,610,000	1,646,821
Chicago IL Series B (GO Revenue, Ambac Insured)	5.00	12-1-2018	2,540,000	2,547,366
Chicago IL Series C (GO Revenue, National Insured)	5.00	1-1-2018	5,350,000	5,458,980
Cook County IL Bedford Park Village Refunding Bond (Tax Revenue)	3.00	12-30-2017	1,340,000	1,347,571
Cook County IL Bedford Park Village Refunding Bond (Tax Revenue)	3.00	12-30-2018	880,000	887,735
Cook County IL Refunding Bond Series A (GO Revenue)	4.00	11-15-2018	300,000	310,008
Cook County IL Refunding Bond Series C (GO Revenue)	4.25	11-15-2018	100,000	103,675
Grundy Kendall & Will Counties IL Community School District #201 (GO Revenue, AGC Insured)	5.75	10-15-2019	540,000	570,316
Illinois (Miscellaneous Revenue)	2.50	7-1-2017	3,000,000	3,000,060
Illinois (GO Revenue)	4.00	2-1-2018	5,550,000	5,602,781
Illinois (Miscellaneous Revenue)	4.00	7-1-2018	13,610,000	13,789,244
Illinois (Miscellaneous Revenue)	5.00	7-1-2017	10,000,000	10,000,800
Illinois (GO Revenue)	5.00	3-1-2018	2,000,000	2,034,120

Portfolio of investments—June 30, 2017	Wells Fargo Ultra Short-Term Municipal Income Fund	7

Security name	Interest rate	Maturity date	Principal	Value

Illinois (continued)
Illinois (Tax Revenue)	5.00%	6-15-2018	$7,360,000	$7,593,827
Illinois (Miscellaneous Revenue)	5.00	5-1-2019	2,500,000	2,582,850
Illinois (Tax Revenue)	5.00	6-15-2019	3,050,000	3,231,933
Illinois (Miscellaneous Revenue)	5.00	8-1-2019	10,135,000	10,500,975
Illinois (GO Revenue)	5.00	1-1-2020	8,075,000	8,353,022
Illinois (GO Revenue)	5.00	2-1-2020	2,865,000	2,964,989
Illinois (GO Revenue)	5.00	2-1-2021	3,980,000	4,130,882
Illinois (GO Revenue)	5.00	11-1-2021	6,885,000	7,177,475
Illinois (GO Revenue)	5.00	1-1-2022	7,565,000	7,889,765
Illinois Development Finance Authority Evanston Northwestern Healthcare Corporation Series B (Health Revenue, JPMorgan Chase & Company SPA) ø	0.92	5-1-2031	10,000,000	10,000,000
Illinois Development Finance Authority Lyric Opera Chicago Project (Miscellaneous Revenue, Northern Trust Company LOC) ø	0.91	12-1-2028	20,000,000	20,000,000
Illinois Development Finance Authority Series 2359 (Housing Revenue, Citibank NA LIQ) ø144A	0.99	7-15-2021	23,426,000	23,426,000
Illinois Educational Authority University of Chicago Series B-1 (Education Revenue) ±	1.10	7-1-2036	6,485,000	6,488,437
Illinois Finance Authority Advocate Healthcare Network Series C-1 (Health Revenue, JPMorgan Chase & Company SPA) ø	0.91	11-1-2038	47,150,000	47,150,000
Illinois Finance Authority Little Company of Mark Hospital Series B (Health Revenue, Barclays Bank plc LOC) ø	0.93	8-15-2035	15,955,000	15,955,000
Illinois Finance Authority Northwestern Memorial Hospital Series A-3 (Health Revenue, JPMorgan Chase & Company SPA) ø	0.91	8-15-2042	600,000	600,000
Illinois Finance Authority Presbyterian Homes Obligated Group Series A (Health Revenue)	4.00	5-1-2019	500,000	521,960
Illinois Finance Authority Presbyterian Homes Obligated Group Series A (Health Revenue)	4.00	11-1-2019	500,000	527,320
Illinois Finance Authority Presbyterian Homes Obligated Group Series B (Health Revenue) ±	2.09	5-1-2036	5,000,000	5,023,350
Illinois Finance Authority Series XF2243 (Health Revenue, AGC Insured, Citibank NA LIQ) ø144A	1.01	8-15-2039	16,100,000	16,100,000
Illinois Finance Authority YMCA of Metropolitan Chicago Project (Miscellaneous Revenue, BMO Harris Bank NA LOC) ø	0.91	6-1-2034	5,000,000	5,000,000
Illinois Housing Development Authority University Village Apartments Phase I & II Series A (Housing Revenue) ±	1.33	2-1-2020	8,250,000	8,247,113
Illinois Metropolitan Pier & Exposition Authority McCormick Place Project Series B (Tax Revenue)	5.00	12-15-2022	7,480,000	7,883,546
Illinois Refunding Bond (Miscellaneous Revenue)	5.00	8-1-2017	1,425,000	1,428,662
Illinois Refunding Bond (Miscellaneous Revenue)	5.00	8-1-2018	1,715,000	1,756,829
Illinois Refunding Bond (Miscellaneous Revenue)	5.00	8-1-2022	2,925,000	3,053,993
Illinois Series A (Tax Revenue)	5.00	6-1-2021	1,860,000	1,934,772
Illinois Toll Highway Authority Series A-2 (Transportation Revenue, AGM Insured, JPMorgan Chase & Company SPA) ø	0.93	1-1-2031	22,700,000	22,700,000
Kane County IL School District #129 Aurora West Side Series B (GO Revenue)	2.00	2-1-2018	2,430,000	2,443,559
Kendall, Kane & Will Counties IL Community Unit School District #308 (GO Revenue)	4.00	10-1-2018	2,000,000	2,070,020
Minooka IL Special Assessment Refunding & Improvement (Miscellaneous Revenue, AGM Insured)	3.00	12-1-2017	415,000	417,395
Minooka IL Special Assessment Refunding & Improvement (Miscellaneous Revenue, AGM Insured)	3.50	12-1-2018	400,000	409,048

8	Wells Fargo Ultra Short-Term Municipal Income Fund	Portfolio of investments—June 30, 2017

Security name	Interest rate	Maturity date	Principal	Value

Illinois (continued)
Minooka IL Special Assessment Refunding & Improvement (Miscellaneous Revenue, AGM Insured)	3.50%	12-1-2019	$561,000	$579,109
Regional Transportation Authority Cook DuPage Kane Lake McHenry And Will Counties IL Refunding Bond Series B (Tax Revenue) ±	1.05	6-1-2025	38,340,000	38,340,000
Tender Option Bond Trust Receipts/Certificates Floaters Series 2016-XG0008 (Health Revenue, AGC Insured, Bank of America NA LIQ) ø144A	1.11	8-15-2047	23,375,000	23,375,000
Tender Option Bond Trust Receipts/Certificates Floaters Series 2016-XG0050 (Health Revenue, Deutsche Bank LIQ) ø144A	1.01	11-1-2039	31,420,000	31,420,000
University of Illinois Auxiliary Facilities (Education Revenue, JPMorgan Chase & Company SPA) ø	1.30	4-1-2038	9,720,000	9,720,000
Western Illinois University Board of Trustees Certificate of Participation (Miscellaneous Revenue, AGM Insured)	3.00	10-1-2017	500,000	501,950
Western Illinois University Board of Trustees Certificate of Participation (Miscellaneous Revenue, AGM Insured)	3.00	10-1-2018	500,000	507,700

				509,806,559

Indiana: 0.95%
Hammond IN Local Public Improvement Bank Advance Fund Program Series A (Miscellaneous Revenue)	2.13	12-31-2017	16,913,000	16,961,879
Indiana HFFA Ascension Health Subordinated Credit Group Series A-8 (Health Revenue) ±	1.25	11-1-2027	1,455,000	1,441,061
Indiana HFFA Ascension Health Subordinated Credit Group Series A-9 (Health Revenue) ±	1.38	10-1-2027	5,500,000	5,481,465
Indiana HFFA Ascension Health Subordinated Credit Group Series E-7 (Health Revenue) ±	0.87	11-15-2033	15,175,000	15,175,000
Indiana Housing & Community Development Authority DBG Apartment Projects (Housing Revenue)	1.10	3-1-2018	4,380,000	4,378,730
Jasper County IN Northern Indiana Public Service Company Project (Industrial Development Revenue, Ambac Insured)	5.70	7-1-2017	2,000,000	2,000,240
Rockport IN PCR Indiana-Michigan Power Company Series B (Utilities Revenue) ±	1.75	6-1-2025	2,000,000	1,999,800
Tender Option Bond Trust Receipts/Certificates Floaters Series 2015-XF0115 (Utilities Revenue, JPMorgan Chase & Company LIQ) ø144A	1.26	4-15-2019	1,200,000	1,200,000
Whiting IN BP Products North America Incorporated Project (Resource Recovery Revenue)	1.66	12-1-2044	5,000,000	4,989,150

				53,627,325

Iowa: 0.89%
Buchanan County IA People’s Memorial Hospital (Health Revenue)	1.50	12-1-2018	2,500,000	2,492,125
Iowa Finance Authority BAN Shenandoah Medical Center Project (Health Revenue)	1.75	6-1-2018	7,000,000	7,002,100
Iowa Finance Authority Midwestern Disaster Area Project (Industrial Development Revenue, Korea Development Bank LOC) ø	1.15	4-1-2022	22,500,000	22,500,000
Iowa Higher Education Loan Authority Central College Project Series A (Education Revenue)	2.00	12-1-2018	18,400,000	18,528,248

				50,522,473

Kansas: 0.43%
Kansas Department of Transportation Highway Libor Index Series B-3 (Tax Revenue) ±	0.94	9-1-2017	4,500,000	4,498,560
Kansas Department of Transportation Highway Libor Index Series B-4 (Tax Revenue) ±	1.02	9-1-2018	7,000,000	6,996,290

Portfolio of investments—June 30, 2017	Wells Fargo Ultra Short-Term Municipal Income Fund	9

Security name	Interest rate	Maturity date	Principal	Value

Kansas (continued)
Kansas Department of Transportation Highway Libor Index Series B-5 (Tax Revenue) ±	1.10%	9-1-2019	$6,000,000	$5,995,620
Kansas Development Finance Authority Series A (GO Revenue)	5.00	5-1-2018	5,710,000	5,897,174
Lawrence KS Series A (Industrial Development Revenue, U.S. Bank NA LOC) ø	1.40	12-1-2018	730,000	730,000

				24,117,644

Kentucky: 1.56%
Ashland KY Medical Center Ashland Hospital Corporation Series B (Health Revenue)	5.00	2-1-2018	900,000	916,785
Kentucky EDFA Owensboro Health Incorporated Series A (Health Revenue)	5.00	6-1-2018	290,000	298,659
Kentucky EDFA Owensboro Health Incorporated Series A (Health Revenue)	5.00	6-1-2019	375,000	395,989
Kentucky EDFA Owensboro Health Incorporated Series A (Health Revenue)	5.00	6-1-2020	500,000	539,910
Kentucky EDFA Owensboro Health Incorporated Series A (Health Revenue)	5.00	6-1-2021	1,055,000	1,160,669
Kentucky EDFA Series B-1 (Health Revenue) ±	1.61	2-1-2046	7,000,000	6,896,470
Kentucky Housing Corporation Parkway Manor Project (Housing Revenue) ±	1.45	3-1-2020	4,675,000	4,672,382
Kentucky Public Transportation Infrastructure Authority Tolls Downtown Crossing Project BAN Series A (Transportation Revenue)	5.00	7-1-2017	57,545,000	57,550,179
Louisville & Jefferson Counties KY PCR Louisville Gas & Electric Company Project Series B (Utilities Revenue) ±	1.35	11-1-2027	16,000,000	15,997,760

				88,428,803

Louisiana: 1.50%
East Baton Rouge Parish LA Sewerage Commission Refunding Bond Series A (Water & Sewer Revenue) ±	1.24	2-1-2046	23,925,000	23,837,195
Louisiana Gas & Fuel Tax 2nd Lien Series A (Tax Revenue) ±	1.21	5-1-2043	11,200,000	11,217,024
Louisiana Housing Corporation Twin Lakes of Leesville Project (Housing Revenue) ±	1.00	9-1-2019	7,200,000	7,192,440
Louisiana Offshore Terminal Authority Deepwater Loop LLC Project Series B-1 (Airport Revenue) ±	2.20	10-1-2040	750,000	751,485
New Orleans LA Aviation Board Series D-1 (Airport Revenue) %%	5.00	1-1-2019	600,000	624,960
New Orleans LA Aviation Board Series D-1 (Airport Revenue) %%	5.00	1-1-2020	1,000,000	1,071,980
New Orleans LA Aviation Board Series D-2 (Airport Revenue) %%	5.00	1-1-2019	1,000,000	1,040,840
New Orleans LA Aviation Board Series D-2 (Airport Revenue) %%	5.00	1-1-2021	750,000	821,243
Shreveport LA Water & Sewer Refunding Bond Series A (Water & Sewer Revenue, Build America Mutual Assurance Company Insured)	4.00	12-1-2017	3,000,000	3,037,050
St. James Parish LA Nucor Steel LLC Project Gulf Opportunity Zone Series A-1 (Industrial Development Revenue) ø	1.05	11-1-2040	35,000,000	35,000,000

				84,594,217

Maine: 0.27%
Old Town ME Georgia-Pacific Corporation Project (Resource Recovery Revenue) ø	1.17	12-1-2024	15,260,000	15,260,000

Maryland: 1.87%
Maryland CDA Adams Crossing Apartments Phase 2 (Housing Revenue)	1.15	8-1-2018	8,250,000	8,218,815
Maryland CDA Bealls Grant Series B (Housing Revenue)	1.85	7-1-2018	8,570,000	8,574,285
Maryland CDA Belnor Senior Residences Series D (Housing Revenue)	1.83	6-1-2019	6,700,000	6,683,384
Maryland CDA Chase House (Housing Revenue)	2.15	12-1-2018	17,600,000	17,638,368
Maryland CDA Hollins House (Housing Revenue)	1.27	11-1-2017	12,000,000	12,001,800
Maryland CDA Keys Pointe Phase 1B Series I (Housing Revenue)	1.60	11-1-2018	11,000,000	10,982,950
Maryland CDA St. James Terrace Apartments Series J (Housing Revenue)	1.60	4-1-2019	12,000,000	11,980,320
Maryland CDA The Brentwood Series O (Housing Revenue)	1.40	12-1-2017	7,700,000	7,698,845
Maryland CDA The Ellerslie Series 2017 (Housing Revenue)	2.00	2-1-2019	6,000,000	6,004,260

10	Wells Fargo Ultra Short-Term Municipal Income Fund	Portfolio of investments—June 30, 2017

Security name	Interest rate	Maturity date	Principal	Value

Maryland (continued)
Maryland CDA Waverly View Apartments Series G (Housing Revenue)	1.15%	2-1-2019	$8,000,000	$7,953,920
Maryland Department of Housing & Community Development Series A (Housing Revenue)	1.25	10-1-2017	7,900,000	7,901,659

				105,638,606

Massachusetts: 1.23%
Commonwealth of Massachusetts Series A (Miscellaneous Revenue) ±	1.38	2-1-2019	4,070,000	4,083,838
Massachusetts Bay Transportation Authority Series A-2 (Transportation Revenue, Bank of Tokyo-Mitsubishi SPA) ø	0.90	3-1-2030	2,000,000	2,000,000
Massachusetts HEFA Partners Healthcare Series G-2 (Health Revenue, AGM Insured) ±(m)	1.00	7-1-2042	11,985,000	11,985,000
Massachusetts HEFA Partners Healthcare Series P-1 (Health Revenue, JPMorgan Chase & Company SPA) ø	0.89	7-1-2027	15,000,000	15,000,000
Massachusetts HFA Binnall House Project Series A (Housing Revenue) ±	1.50	8-1-2018	4,625,000	4,628,099
Massachusetts Water Resources Authority Series DCL 005 (Water & Sewer Revenue, Dexia Credit Local LOC, AGM Insured) ø144A	1.01	8-1-2025	9,865,000	9,865,000
Tender Option Bond Trust Receipts/Certificates Floaters Series 2016-XF2306 (Education Revenue, Morgan Stanley Bank LIQ) ø144A	1.16	7-1-2033	14,000,000	14,000,000
University of Massachusetts Building Authority Project Senior Series 1 (Education Revenue, Barclays Bank plc SPA) ø	0.92	5-1-2038	7,775,000	7,775,000

				69,336,937

Michigan: 3.03%
Birmingham MI Public Schools (GO Revenue)	5.00	11-1-2017	4,955,000	5,024,766
Charlotte MI Public School District (GO Revenue, Qualified School Board Loan Fund Insured)	5.00	5-1-2019	1,515,000	1,619,990
Genesee County MI Limited Tax Water Supply System (GO Revenue, Build America Mutual Assurance Company Insured)	4.00	11-1-2017	225,000	227,167
Genesee County MI Limited Tax Water Supply System (GO Revenue, Build America Mutual Assurance Company Insured)	4.00	11-1-2018	220,000	227,660
Genesee County MI Limited Tax Water Supply System (GO Revenue, Build America Mutual Assurance Company Insured)	5.00	11-1-2019	240,000	258,878
Lake Orion MI Community School District (GO Revenue, Qualified School Board Loan Fund Insured)	5.00	5-1-2018	4,650,000	4,802,985
Mattawan MI Consolidated School District (GO Revenue, Qualified School Board Loan Fund Insured)	5.00	5-1-2018	855,000	883,420
Michigan Finance Authority Local Government Loan Program Detroit Water & Sewer Series D-1 (Water & Sewer Revenue, AGM Insured)	5.00	7-1-2017	7,065,000	7,065,777
Michigan Finance Authority Local Government Loan Program Detroit Water & Sewer Series D-3 (Water & Sewer Revenue, National Insured)	5.00	7-1-2018	20,000,000	20,739,000
Michigan Finance Authority Local Government Loan Program Detroit Water & Sewer Series D-4 (Water & Sewer Revenue)	5.00	7-1-2017	15,640,000	15,641,564
Michigan Finance Authority Local Government Loan Program Detroit Water & Sewer Series D-7 (Water & Sewer Revenue)	5.00	7-1-2017	1,630,000	1,630,196
Michigan Finance Authority Senior Lien Detroit Water & Sewer Series C-5 (Water & Sewer Revenue, National Insured)	5.00	7-1-2017	10,000,000	10,001,100
Michigan Finance Authority Senior Lien Detroit Water & Sewer Series C-5 (Water & Sewer Revenue, National Insured)	5.00	7-1-2018	17,500,000	18,146,625
Michigan Finance Authority Senior Lien Detroit Water & Sewer Series C-6 (Water & Sewer Revenue)	5.00	7-1-2018	4,130,000	4,266,620

Portfolio of investments—June 30, 2017	Wells Fargo Ultra Short-Term Municipal Income Fund	11

Security name	Interest rate	Maturity date	Principal	Value

Michigan (continued)
Michigan Finance Authority Series B (Water & Sewer Revenue)	5.00%	10-1-2024	$300,000	$366,300
Michigan Finance Authority Trinity Health Credit Group (Health Revenue) ±	1.36	12-1-2039	355,000	354,794
Michigan Grant Anticipation Bonds (Miscellaneous Revenue, AGM Insured)	5.25	9-15-2018	1,500,000	1,513,905
Michigan Hospital Finance Authority Ascension Health Group Project Series A-2 (Health Revenue) ±	1.50	11-1-2027	1,855,000	1,849,008
Michigan Hospital Finance Authority Ascension Health Group Project Series E-1 (Health Revenue) ±	1.10	11-15-2046	4,250,000	4,224,288
Michigan Hospital Finance Authority Ascension Health Series A-3 (Health Revenue) ±	1.87	11-1-2027	6,510,000	6,540,337
Michigan Hospital Finance Authority Ascension Health Series F-3 (Health Revenue) ±	1.40	11-15-2047	9,250,000	9,259,158
Michigan Hospital Finance Authority Prerefunded (Health Revenue) ±	0.95	11-15-2033	65,000	64,934
Michigan Hospital Finance Authority Unrefunded (Health Revenue) ±	0.95	11-15-2033	1,935,000	1,934,342
Michigan Housing Development Authority Cranbrook Tower Apartments Project (Housing Revenue, FHA Insured) ±	1.45	7-1-2018	10,000,000	10,002,100
Michigan Housing Development Authority Series C (Housing Revenue, Barclays Bank plc SPA) ø	0.99	12-1-2035	6,980,000	6,980,000
Michigan Strategic Fund Limited Obligation Events Center Project Series A (Tax Revenue) ±	4.13	7-1-2045	23,500,000	23,907,960
Michigan Strategic Fund Waste Management Incorporated Project (Resource Recovery Revenue) ±	1.50	8-1-2027	4,505,000	4,506,306
Pinckney MI Community Schools (GO Revenue, Qualified School Board Loan Fund Insured)	5.00	5-1-2018	1,035,000	1,068,927
Rockford MI Public School District (GO Revenue, Qualified School Board Loan Fund Insured)	5.00	5-1-2018	750,000	774,585
Rockford MI Public School District (GO Revenue, Qualified School Board Loan Fund Insured)	5.00	5-1-2019	1,000,000	1,068,160
Shiawassee & Ingham Counties MI Perry Public Schools (GO Revenue, Qualified School Board Loan Fund Insured)	4.00	5-1-2020	410,000	439,811
Walled Lake MI Consolidated School District (GO Revenue, Qualified School Board Loan Fund Insured)	5.00	5-1-2018	6,020,000	6,218,058

				171,608,721

Minnesota: 0.77%
Apple Valley MN Senior Living LLC Project Series B (Health Revenue)	3.00	1-1-2019	650,000	659,094
Apple Valley MN Senior Living LLC Project Series B (Health Revenue)	3.00	1-1-2020	670,000	682,985
Apple Valley MN Senior Living LLC Project Series B (Health Revenue)	4.00	1-1-2021	695,000	732,384
Apple Valley MN Senior Living LLC Project Series B (Health Revenue)	4.00	1-1-2022	720,000	764,460
Eden Prairie MN MFHR Prairie Meadows Townhomes Project Series 2017 (Housing Revenue) ±	1.20	2-1-2020	3,000,000	2,998,260
Minneapolis & St. Paul MN Housing & RDA Children’s Hospital Clinics Series A (Miscellaneous Revenue, AGM Insured, U.S. Bank NA SPA) ø	0.92	8-15-2037	5,845,000	5,845,000
Minneapolis & St. Paul MN Housing & RDA Children’s Hospital Clinics Series A (Miscellaneous Revenue, AGM Insured, U.S. Bank NA SPA) ±	0.92	8-15-2037	9,610,000	9,610,000
Minneapolis & St. Paul MN Housing & RDA Health Care Facilities Series A (Health Revenue, AGM Insured, U.S. Bank NA SPA) ø	0.92	8-15-2034	8,800,000	8,800,000
Minneapolis & St. Paul MN Housing & RDA HealthSpan Series B (Health Revenue, Ambac Insured) ±(m)(n)	1.31	11-15-2017	3,400,000	3,383,000
Minneapolis MN Plymouth Stevens House Project Series A (Housing Revenue)	1.00	12-1-2017	2,400,000	2,398,224
Minnesota HCFR Maple Grove Hospital Corporation (Health Revenue)	4.00	5-1-2020	500,000	531,175
Minnesota HCFR Maple Grove Hospital Corporation (Health Revenue)	4.00	5-1-2021	500,000	539,755
Minnesota HCFR Maple Grove Hospital Corporation (Health Revenue)	4.00	5-1-2022	500,000	545,395
Minnesota HCFR Maple Grove Hospital Corporation (Health Revenue)	5.00	5-1-2023	500,000	576,480

12	Wells Fargo Ultra Short-Term Municipal Income Fund	Portfolio of investments—June 30, 2017

Security name	Interest rate	Maturity date	Principal	Value

Minnesota (continued)
Minnesota HFA Series C (Housing Revenue)	1.60%	8-1-2018	$2,210,000	$2,215,768
Todd County MN United Hospital District BAN Lakewood Health System Series A (Health Revenue)	1.30	12-1-2018	3,000,000	2,996,820

				43,278,800

Mississippi: 0.77%
Jackson MS Development Bank Series A (Water & Sewer Revenue, AGM Insured)	5.00	9-1-2019	300,000	322,656
Mississippi Business Finance Corporation Coast Electric Power Association (Utilities Revenue) ±	0.95	5-1-2037	3,478,000	3,477,548
Mississippi Development Bank Magnolia Regional Health Center Series 2011A (Health Revenue)	5.50	10-1-2017	565,000	570,401
Mississippi Development Bank Magnolia Regional Health Center Series 2011A (Health Revenue)	5.50	10-1-2018	595,000	620,728
Mississippi Hospital Equipment & Facilities Authority Baptist Memorial Health Series B2 (Health Revenue) 144A±	1.40	9-1-2022	4,500,000	4,500,675
Mississippi Hospital Equipment & Facilities Authority Mississippi Baptist Health System Incorporated Series A (Health Revenue)	5.00	8-15-2018	4,110,000	4,130,262
Perry County MS PCR Leaf River Forest Products Incorporated Project (Industrial Development Revenue, Georgia-Pacific LLC LOC) ø144A	1.14	2-1-2022	30,000,000	30,000,000

				43,622,270

Missouri: 1.20%
Independence MO IDA Heritage House Apartments Project (Housing Revenue)	1.50	12-1-2018	8,700,000	8,715,660
Missouri Board of Public Buildings Series A (Miscellaneous Revenue)	2.25	10-1-2021	1,295,000	1,319,022
Missouri HEFA Lutheran Senior Services (Health Revenue, Bank of America NA LOC) ø	0.94	2-1-2031	16,890,000	16,890,000
Springfield MO Public Utility Refunding Bond (Utilities Revenue)	5.00	8-1-2017	14,835,000	14,889,148
St. Louis MO Series 004 (Airport Revenue, Dexia Credit Local LOC, AGM Insured, Dexia Credit Local LIQ) ø144A	1.09	7-1-2026	10,985,000	10,985,000
Tender Option Bond Trust Receipts/Certificates Floaters Series 2015-XF1015 (Health Revenue, Deutsche Bank LIQ) ø144A	1.05	11-15-2048	14,805,000	14,805,000

				67,603,830

Nebraska: 0.13%
Tender Option Bond Trust Receipts/Certificates Floaters Series XM0184 (Airport Revenue, AGC Insured, Bank of America NA LIQ) ø144A	1.12	10-1-2033	7,500,000	7,500,000

Nevada: 0.80%
Carson City NV Regional Medical Center Project (Health Revenue, U.S. Bank NA LOC) ø	0.90	9-1-2035	4,735,000	4,735,000
Clark County NV Department of Aviation Subordinate Lien Series D-3 (Airport Revenue, Bank of America NA LOC) ø	0.90	7-1-2029	4,625,000	4,625,000
Clark County NV Las Vegas McCarran International Airport Series 2010-F-2 (Airport Revenue, Union Bank NA LOC) ø	0.90	7-1-2022	19,600,000	19,600,000
Clark County NV School District (GO Revenue)	5.00	6-15-2018	1,000,000	1,018,990
Henderson NV HCFR Catholic West Series B (Health Revenue)	5.25	7-1-2031	1,500,000	1,500,180
Tender Option Bond Trust Receipts/Certificates Floaters Series 2011-001 (GO Revenue, Dexia Credit Local LIQ) ø144A	1.26	12-9-2030	13,125,000	13,125,000
Washoe County NV Sierra Pacific Power Company Project Series A (Utilities Revenue) ±	1.50	8-1-2031	850,000	843,268

				45,447,438

Portfolio of investments—June 30, 2017	Wells Fargo Ultra Short-Term Municipal Income Fund	13

Security name	Interest rate	Maturity date	Principal	Value

New Jersey: 4.46%
Atlantic City NJ Series A (GO Revenue, Build America Mutual Assurance Company Insured)	5.00%	3-1-2020	$400,000	$429,988
Beach Haven NJ BAN (GO Revenue)	2.00	5-11-2018	6,152,500	6,156,684
Bridgeton NJ BAN (GO Revenue)	2.00	8-25-2017	9,795,681	9,804,203
East Brunswick NJ BAN (GO Revenue)	2.00	7-27-2017	12,000,000	12,008,160
East Orange NJ Capital Improvement Series A (GO Revenue, AGM Insured)	4.00	6-1-2018	650,000	665,860
Flemington NJ BAN (GO Revenue)	2.25	1-16-2018	3,900,000	3,919,188
Glassboro NJ School District Refunding Bond (GO Revenue, National Insured)	4.00	8-15-2017	1,355,000	1,358,306
Monmouth County NJ BAN (GO Revenue)	2.25	4-27-2018	4,775,000	4,805,799
New Jersey Building Authority Prerefunded Series A (Miscellaneous Revenue)	5.00	6-15-2018	90,000	93,462
New Jersey Building Authority Prerefunded Series A (Miscellaneous Revenue)	5.00	6-15-2019	440,000	473,462
New Jersey Building Authority Unrefunded Series A (Miscellaneous Revenue)	5.00	6-15-2018	910,000	935,480
New Jersey Building Authority Unrefunded Series A (Miscellaneous Revenue)	5.00	6-15-2019	660,000	692,122
New Jersey EDA Cigarette Tax Refunding Bond (Tobacco Revenue)	5.00	6-15-2018	6,000,000	6,164,400
New Jersey EDA Prerefunded School Facilities Construction Series DD1 (Miscellaneous Revenue)	5.00	12-15-2017	7,785,000	7,932,448
New Jersey EDA Refunding Transportation Project Subordinate Lease Series A (Transportation Revenue)	5.00	5-1-2018	5,170,000	5,297,130
New Jersey EDA School Facilities Construction Notes Series BBB (Miscellaneous Revenue)	5.00	6-15-2021	5,000,000	5,316,000
New Jersey EDA School Facilities Construction Notes Series DD1 (Miscellaneous Revenue)	5.00	12-15-2018	2,220,000	2,310,953
New Jersey EDA School Facilities Construction Notes Series PP (Miscellaneous Revenue)	5.00	6-15-2019	12,710,000	13,328,596
New Jersey EDA School Facilities Construction Notes Series XX (Miscellaneous Revenue)	5.00	6-15-2019	15,000,000	15,730,050
New Jersey EDA School Facilities Construction Project Series C (Miscellaneous Revenue) ±	2.71	2-1-2018	2,000,000	2,000,000
New Jersey EDA Transportation Project Series B (Miscellaneous Revenue)	5.00	11-1-2018	3,500,000	3,632,615
New Jersey EDA Transportation Project Series B (Miscellaneous Revenue)	5.00	11-1-2019	5,000,000	5,263,300
New Jersey EDA Transportation Project Series B (Miscellaneous Revenue)	5.00	11-1-2020	10,000,000	10,595,000
New Jersey EDA Unrefunded School Facilities Construction Series DD1 (Miscellaneous Revenue)	5.00	12-15-2017	315,000	320,950
New Jersey HCFA Trinitas Hospital Series B (Health Revenue)	5.25	7-1-2023	15,635,000	15,636,876
New Jersey HEFAR Student Loan Assistance Series 1 (Education Revenue)	5.00	12-1-2017	600,000	609,072
New Jersey HFA NCC Manor Project Series 2015K (Housing Revenue) ±	1.05	2-1-2018	20,650,000	20,649,587
New Jersey HFFA St. Joseph’s Healthcare System Group (Health Revenue)	3.00	7-1-2018	1,000,000	1,014,870
New Jersey HFFA St. Joseph’s Healthcare System Group (Health Revenue)	4.00	7-1-2019	1,200,000	1,251,948
New Jersey HFFA St. Joseph’s Healthcare System Group (Health Revenue)	4.00	7-1-2020	1,965,000	2,080,169
New Jersey HFFA St. Joseph’s Healthcare System Group (Health Revenue)	5.00	7-1-2021	1,000,000	1,108,340
New Jersey Higher Education Assistance Authority Senior Series 1A (Education Revenue)	5.00	12-1-2017	1,740,000	1,767,179
New Jersey Higher Education Assistance Authority Series 1A (Education Revenue)	5.00	12-1-2017	2,000,000	2,030,240
New Jersey Housing and Mortgage Finance Agency Series A (Housing Revenue)	1.35	11-1-2018	1,715,000	1,714,606
New Jersey Housing and Mortgage Finance Agency Series A (Housing Revenue)	1.50	11-1-2019	600,000	600,450
New Jersey Housing and Mortgage Finance Agency Series A (Housing Revenue)	1.75	11-1-2020	8,255,000	8,277,123
New Jersey Housing and Mortgage Finance Agency Series B (Housing Revenue)	1.05	5-1-2018	1,900,000	1,898,309
New Jersey Housing and Mortgage Finance Agency Series F (Housing Revenue) ±	0.95	3-1-2018	8,450,000	8,446,620
New Jersey Housing and Mortgage Finance Agency Series FF (Housing Revenue)	1.10	12-1-2017	6,000,000	5,999,520
New Jersey TTFA Series A (Miscellaneous Revenue)	5.00	12-15-2019	4,405,000	4,650,843
New Jersey TTFA Series A-1 (Transportation Revenue)	5.00	6-15-2019	5,400,000	5,680,638

14	Wells Fargo Ultra Short-Term Municipal Income Fund	Portfolio of investments—June 30, 2017

Security name	Interest rate	Maturity date	Principal	Value

New Jersey (continued)
New Jersey TTFA Series AA (Miscellaneous Revenue)	5.00%	6-15-2020	$1,600,000	$1,691,248
New Jersey TTFA Series B (Miscellaneous Revenue, National Insured)	5.50	12-15-2017	3,860,000	3,936,544
New Jersey TTFA Series B-1 (Transportation Revenue)	5.00	12-15-2017	2,275,000	2,313,220
New Jersey TTFA Series DC-8033 (Transportation Revenue, Dexia Credit Local LOC, AGM Insured, Dexia Credit Local LIQ) ø144A	1.16	12-15-2022	10,000,000	10,000,000
Paulsboro NJ BAN Series A (GO Revenue)	2.25	4-12-2018	1,517,000	1,525,950
Southampton NJ Board of Education Series A (GO Revenue)	2.25	6-28-2018	3,014,000	3,038,233
Tender Option Bond Trust Receipts/Certificates Floaters Series 2016-XG0047 (Health Revenue, AGC Insured, Deutsche Bank LIQ) ø144A	1.25	7-1-2038	24,431,373	24,431,373
West Deptford NJ BAN (GO Revenue)	2.25	4-12-2018	2,495,415	2,515,428

				252,102,542

New Mexico: 1.01%
Farmington NM El Paso Electric Company Four Corners Project Series A (Utilities Revenue) ±	1.88	6-1-2032	5,000,000	5,002,550
New Mexico Mortgage Finance Authority South Shiprock Homes Project (Housing Revenue) ±	1.35	6-1-2020	1,400,000	1,395,660
New Mexico Municipal Energy Acquisition Authority Gas Supply Subordinate Series B (Utilities Revenue, Royal Bank of Canada SPA) ±	1.45	11-1-2039	41,155,000	41,085,448
New Mexico Municipal Energy Acquisition Authority Subordinate Series A (Utilities Revenue, Royal Bank of Canada SPA) ±	5.00	11-1-2039	9,190,000	9,822,180

				57,305,838

New York: 18.14%
Auburn NY BAN Series A (GO Revenue)	2.25	8-22-2017	10,000,000	10,018,700
Babylon NY IDA Covanta Babylon Series A (Industrial Development Revenue)	5.00	1-1-2018	2,500,000	2,550,675
Broome County NY Chenango Forks Central School District BAN (GO Revenue)	2.25	6-20-2018	17,858,484	18,028,854
Cayuga County NY Jordan-Elbridge Central School District BAN (GO Revenue)	2.25	6-28-2018	5,075,000	5,122,857
Chautauqua County NY Cassadaga Valley Central School District BAN Series A (GO Revenue) %%	2.25	7-17-2018	4,000,000	4,035,240
Chautauqua County NY Randolph Central School District BAN (GO Revenue)	2.25	6-20-2018	4,250,000	4,291,353
Erie County NY BAN (GO Revenue)	2.00	7-20-2017	1,695,186	1,695,796
Erie County NY Clarence Central School District BAN (GO Revenue)	2.00	7-13-2017	14,260,000	14,264,848
Franklin County NY Tupper Lake Central School District BAN (GO Revenue)	2.25	6-21-2018	4,085,000	4,124,053
Hamburg NY BAN (GO Revenue)	2.00	7-6-2017	6,580,000	6,581,053
Hancock NY Central School District BAN (GO Revenue)	2.00	7-6-2017	4,950,000	4,950,644
Hastings Town NY BAN (GO Revenue)	2.00	7-6-2017	1,700,000	1,700,187
Hornell Steuben County NY School District BAN (GO Revenue)	2.00	6-22-2018	11,330,000	11,401,379
Island Park NY BAN (GO Revenue)	2.50	6-6-2018	2,950,000	2,977,583
Long Island NY Power Authority Electric System Series C (Utilities Revenue) ±	1.62	5-1-2033	10,000,000	10,041,300
Nassau County NY Interim Finance Authority Series B (Tax Revenue, Sumitomo Mitsui Banking SPA) ø	0.91	11-15-2021	9,600,000	9,600,000
Nassau NY Health Care Corporation RAN (Health Revenue)	2.75	1-16-2018	15,000,000	15,062,400
New York Dormitory Authority Orange Regional Medical Center (Health Revenue) 144A	4.00	12-1-2018	1,400,000	1,439,200
New York Dormitory Authority Orange Regional Medical Center (Health Revenue) 144A	4.00	12-1-2019	1,500,000	1,563,855
New York Dormitory Authority Orange Regional Medical Center (Health Revenue) 144A	4.00	12-1-2020	1,000,000	1,056,200

Portfolio of investments—June 30, 2017	Wells Fargo Ultra Short-Term Municipal Income Fund	15

Security name	Interest rate	Maturity date	Principal	Value

New York (continued)
New York Energy R&D Authority PCR Keyspan Generation Series A (Industrial Development Revenue, Ambac Insured) ±(m)	1.10%	10-1-2028	$1,300,000	$1,300,000
New York Environmental Facilities Corporation Waste Management Incorporated Project Series A (Resource Recovery Revenue)	2.75	7-1-2017	1,650,000	1,650,066
New York HFA 605 West 42nd Street Series 2014A (Housing Revenue, Bank of China LOC) ø	1.00	5-1-2048	26,030,000	26,030,000
New York HFA 605 West 42nd Street Series 2015A (Housing Revenue, Bank of China LOC) ø	1.00	5-1-2048	31,300,000	31,300,000
New York HFA Manhattan Residential Housing Series A (Housing Revenue, Bank of China LOC) ø	1.00	11-1-2049	7,000,000	7,000,000
New York HFA Manhattan Residential Housing Series A (Housing Revenue, Bank of China LOC) ø	1.02	11-1-2049	10,100,000	10,100,000
New York Metropolitan Transportation Authority Refunding Subordinate Series B-3A (Tax Revenue) ±	1.28	11-1-2028	3,000,000	2,999,910
New York Metropolitan Transportation Authority Series A-2 (Transportation Revenue)	3.00	10-2-2017	4,500,000	4,524,570
New York Metropolitan Transportation Authority Series D-1 (Transportation Revenue, Landesbank Hessen-Thüringen LOC) ø	0.91	11-1-2035	21,900,000	21,900,000
New York Metropolitan Transportation Authority Series D-2 (Transportation Revenue) ±	1.27	11-15-2044	6,100,000	6,097,621
New York Metropolitan Transportation Authority Subordinate Series A-3 (Transportation Revenue) ±	1.41	11-15-2042	10,000,000	9,971,100
New York Metropolitan Transportation Authority Subordinate Series D-2 (Transportation Revenue, Landesbank Hessen-Thüringen LOC) ø	0.95	11-1-2035	21,050,000	21,050,000
New York Metropolitan Transportation Authority Subordinate Series E-2 (Transportation Revenue, Bank of Tokyo-Mitsubishi LOC) ø	0.90	11-15-2050	9,000,000	9,000,000
New York NY Adjusted Fiscal 2006 Subordinate Series F-3 (GO Revenue, Sumitomo Mitsui Banking LOC) ø	0.89	9-1-2035	15,700,000	15,700,000
New York NY Adjusted Fiscal 2008 Subordinate Series A-3 (GO Revenue, AGM Insured) ±(m)	1.10	8-1-2026	5,175,000	5,175,000
New York NY Adjusted Fiscal 2008 Subordinate Series C-4 (GO Revenue, AGC Insured) ±(m)	0.20	10-1-2027	56,350,000	56,350,000
New York NY Adjusted Fiscal 2008 Subordinate Series F-3 (GO Revenue, Landesbank Hessen-Thüringen LOC) ø	1.00	8-1-2024	46,100,000	46,100,000
New York NY Adjusted Fiscal 2014 Subordinate Series D-3 (GO Revenue, JPMorgan Chase & Company SPA) ø	0.95	8-1-2038	30,000,000	30,000,000
New York NY Adjusted Fiscal 2015 Subordinate Series F-5 (GO Revenue, Barclays Bank plc LIQ) ø	0.95	6-1-2044	9,000,000	9,000,000
New York NY Adjusted Fiscal 2015 Subordinate Series F-6 (GO Revenue, JPMorgan Chase & Company SPA) ø	0.95	6-1-2044	32,200,000	32,200,000
New York NY Adjusted Fiscal 2017 Subordinate Series A-5 (GO Revenue, Landesbank Hessen-Thüringen SPA) ø	1.00	8-1-2044	51,400,000	51,400,000
New York NY Housing Development Corporation Series I-2-B (Housing Revenue) ±	1.85	5-1-2021	16,050,000	16,142,288
New York NY IDA 123 Washington LLC Project (Industrial Development Revenue, Bank of China LOC) ø	1.00	10-1-2042	15,000,000	15,000,000
New York NY Municipal Water Finance Authority Adjusted Fiscal 2006 Subordinate Series AA (Water & Sewer Revenue, Dexia Credit Local SPA) ø	1.02	6-15-2032	23,950,000	23,950,000
New York NY Municipal Water Finance Authority Adjusted Fiscal 2006 Subordinate Series AA-2 (Water & Sewer Revenue, Dexia Credit Local SPA) ø	1.10	6-15-2032	23,575,000	23,575,000
New York NY Municipal Water Finance Authority Adjusted Fiscal 2013 Subordinate Series AA-2 (Water & Sewer Revenue, Bank of Tokyo-Mitsubishi SPA) ø	0.93	6-15-2046	27,215,000	27,215,000

16	Wells Fargo Ultra Short-Term Municipal Income Fund	Portfolio of investments—June 30, 2017

Security name	Interest rate	Maturity date	Principal	Value

New York (continued)
New York NY Municipal Water Finance Authority Adjusted Fiscal 2014 Subordinate Series AA (Water & Sewer Revenue, JPMorgan Chase & Company SPA) ø	0.95%	6-15-2050	$9,900,000	$9,900,000
New York NY Municipal Water Finance Authority Adjusted Fiscal 2017 Subordinate Series BB (Water & Sewer Revenue, State Street Bank & Trust Company SPA) ø	0.95	6-15-2049	16,000,000	16,000,000
New York NY Municipal Water Finance Authority Fiscal 2007 Series CC-1 (Water & Sewer Revenue, Sumitomo Mitsui Banking SPA) ø	0.91	6-15-2038	28,505,000	28,505,000
New York NY Municipal Water Finance Authority Fiscal 2009 Subordinate Series BB-1 (Water & Sewer Revenue, Landesbank Hessen-Thüringen SPA) ø	0.95	6-15-2039	12,485,000	12,485,000
New York NY Municipal Water Finance Authority Fiscal 2010 Series CC (Water & Sewer Revenue, Barclays Bank plc SPA) ø	0.93	6-15-2041	1,500,000	1,500,000
New York NY Municipal Water Finance Authority Fiscal 2015 Series BB (Water & Sewer Revenue, Mizuho Bank Limited SPA) ø	0.97	6-15-2049	27,800,000	27,800,000
New York NY Series A-6 (GO Revenue) ±	1.41	8-1-2031	39,950,000	39,922,035
New York NY Series J Subordinate Series J-2 (GO Revenue, AGM Insured) ±(m)	0.69	6-1-2036	20,250,000	20,250,000
New York NY Series J Subordinate Series J-3 (GO Revenue, AGM Insured) ±(m)	1.10	6-1-2036	31,550,000	31,550,000
New York NY Series J-4 (GO Revenue) ±	1.46	8-1-2025	10,865,000	10,865,869
New York NY Subordinate Series C-4 (GO Revenue, AGM Insured) ±(m)	1.04	1-1-2032	1,025,000	1,025,000
New York NY Subordinate Series H-5 (GO Revenue, Dexia Credit Local LOC) ø	1.02	3-1-2034	10,680,000	10,680,000
New York NY Transitional Finance Authority Future Tax Secured Bonds Fiscal 2007 Series A (Tax Revenue, Dexia Credit Local SPA) ø	1.02	8-1-2022	7,400,000	7,400,000
New York NY Transitional Finance Authority NYC Recovery Series 3 Subordinate Series 3D (Tax Revenue, Dexia Credit Local SPA) ø	1.20	11-1-2022	29,310,000	29,310,000
New York NY Transitional Finance Authority Subordinate Series A-3 (Tax Revenue, Dexia Credit Local SPA) ø	1.02	8-1-2023	8,600,000	8,600,000
New York Thruway Authority Series II (Transportation Revenue, National Insured)	5.00	1-1-2020	8,940,000	9,118,442
New York Transportation Development Corporation American Airlines Incorporated John F. Kennedy International Airport Project (Airport Revenue)	5.00	8-1-2017	12,500,000	12,533,500
New York Transportation Development Corporation American Airlines Incorporated John F. Kennedy International Airport Project (Airport Revenue)	5.00	8-1-2018	10,000,000	10,337,800
Onondaga County NY Lafayette Central School District RAN (GO Revenue)	2.25	6-22-2018	4,000,000	4,039,920
Onondaga County NY West Genesee Central School District BAN Series A (GO Revenue) %%	2.25	7-6-2018	3,515,305	3,548,560
Orange & Ulster Counties NY Board of Cooperative Educational Services RAN Series B (Miscellaneous Revenue)	1.50	7-31-2017	11,000,000	11,000,880
Oyster Bay NY BAN Series A (GO Revenue)	3.50	6-1-2018	2,000,000	2,026,560
Oyster Bay NY BAN Series B (GO Revenue)	3.50	2-2-2018	2,250,000	2,273,423
Oyster Bay NY Public Improvement (GO Revenue)	3.00	8-15-2017	780,000	780,398
Oyster Bay NY Public Improvement Series A (GO Revenue, AGM Insured)	3.00	3-1-2018	4,235,000	4,282,517
Oyster Bay NY Public Improvement Series C (GO Revenue)	2.50	6-1-2018	2,750,000	2,762,403
Oyster Bay NY RAN (GO Revenue)	2.50	2-23-2018	3,200,000	3,216,416
Suffolk County NY Amityville Union Free School District BAN (GO Revenue)	2.25	6-22-2018	2,110,000	2,130,636
Suffolk County NY Deer Park Union Free School District BAN (GO Revenue)	2.00	8-11-2017	4,700,000	4,704,982
Suffolk County NY Public Improvement Serial Bonds Series B (GO Revenue, Build America Mutual Assurance Company Insured)	2.00	10-15-2019	880,000	894,080
Suffolk County NY TAN (GO Revenue)	2.00	7-26-2017	30,000,000	30,026,700
Tonawanda Erie County NY BAN (GO Revenue)	2.25	6-7-2018	5,817,000	5,867,375
Ulster County NY Ellenville Central School District BAN (GO Revenue)	2.25	6-29-2018	10,350,000	10,445,841
Utica NY School District (GO Revenue)	3.00	7-1-2017	1,320,000	1,320,053
Wayne County NY Sodus Central School District BAN (GO Revenue)	2.25	6-19-2018	5,500,000	5,553,405
Yonkers NY Series D (GO Revenue)	3.00	8-1-2017	2,045,000	2,048,742
Yonkers NY Series D (GO Revenue)	4.00	8-1-2018	3,135,000	3,227,984

Portfolio of investments—June 30, 2017	Wells Fargo Ultra Short-Term Municipal Income Fund	17

Security name	Interest rate	Maturity date	Principal	Value

New York (continued)
Yonkers NY Series E (GO Revenue)	3.25%	9-1-2017	$790,000	$793,121
Yonkers NY Series E (GO Revenue)	4.00	9-1-2018	1,225,000	1,263,918
Yonkers NY Series F (GO Revenue)	2.00	9-1-2017	345,000	345,635
Yonkers NY Series F (GO Revenue)	3.00	9-1-2018	350,000	357,070

				1,025,929,997

North Carolina: 0.93%
Ashville NC Housing Authority Spruce Hill Apartments (Housing Revenue) ±	0.95	8-1-2019	10,000,000	9,999,100
North Carolina Capital Finance Republic Services Incorporated Project Series 2013 (Resource Recovery Revenue) ±	1.30	6-1-2038	10,850,000	10,850,000
North Carolina HFA Weaver Investment Company Rural Development Portfolio Series A (Housing Revenue) ±	1.50	12-1-2018	12,800,000	12,813,568
North Carolina Medical Care Commission FirstHealth Carolina Project Series 2008A (Health Revenue, Branch Banking & Trust SPA) ø	0.94	10-1-2028	14,035,000	14,035,000
North Carolina Medical Care Commission Healthcare Facilities Series A (Health Revenue, JPMorgan Chase & Company SPA) ø	0.94	11-1-2034	5,000,000	5,000,000

				52,697,668

North Dakota: 0.02%
Dickinson ND Series A (Tax Revenue)	3.00	10-1-2017	1,100,000	1,105,324

Ohio: 2.83%
Crawford County OH Avita Health System Obligated Group Project (Health Revenue)	1.43	11-1-2017	25,000,000	25,010,000
Cuyahoga OH Metropolitan Housing Authority Carver Park Phase I Project (Housing Revenue) ±	1.00	9-1-2019	7,000,000	6,972,000
Franklin County OH Poindexter Phase IIA Project (Housing Revenue) ±	1.10	12-1-2018	3,000,000	2,999,520
Franklin County OH Sawyer and Trevitt Project (Housing Revenue) ±	1.30	6-1-2020	4,000,000	3,987,400
Lancaster OH Port Authority (Utilities Revenue, Royal Bank of Canada SPA) ±	1.15	8-1-2017	3,240,000	3,239,320
Lancaster OH Port Authority (Utilities Revenue, Royal Bank of Canada SPA) ±	1.25	8-1-2018	4,000,000	3,995,960
Lancaster OH Port Authority (Utilities Revenue, Royal Bank of Canada SPA) ±	1.42	5-1-2038	9,585,000	9,530,749
Newark OH BAN (GO Revenue)	2.25	5-8-2018	2,700,000	2,713,959
Ohio Air Quality Development Authority AMT Refunding Bond Pollution Control 1st Energy Series C (Industrial Development Revenue) ±	3.95	11-1-2032	450,000	191,250
Ohio Air Quality Development Authority FirstEnergy Generation Series 2009-A (Utilities Revenue)	5.70	8-1-2020	10,290,000	4,373,250
Ohio Air Quality Development Authority FirstEnergy Generation Series A (Utilities Revenue) ±	3.75	12-1-2023	17,635,000	7,494,875
Ohio American Municipal Power Incorporated (Utilities Revenue)	2.25	3-27-2018	3,968,486	3,991,860
Ohio HFA Coopermill Manor Project (Housing Revenue)	0.85	8-1-2017	15,850,000	15,848,732
Ohio Higher Educational Facility John Carroll University Project (Education Revenue) ±	2.25	9-1-2033	1,495,000	1,508,096
Ohio Housing Finance Agency Northland Village Apartments Project (Housing Revenue) ±	1.00	5-1-2019	14,000,000	13,994,960
Ohio University Hospital Health System Series B (Health Revenue) ø	1.05	1-15-2033	24,520,000	24,520,000
Ohio University Hospital Health System Series B (Health Revenue) ø	1.05	1-15-2045	13,000,000	13,000,000
Ohio Water Development Authority FirstEnergy Nuclear Generation Project Series A (Industrial Development Revenue) ±	3.75	7-1-2033	1,000,000	425,000
Ohio Water Development Authority FirstEnergy Nuclear Generation Project Series B (Water & Sewer Revenue) ±	4.00	12-1-2033	9,575,000	4,069,375
Ohio Water Development Authority Pollution Control Series C (Industrial Development Revenue) ±	4.00	6-1-2033	3,290,000	1,398,250
Springboro OH BAN (GO Revenue)	2.00	1-26-2018	5,050,000	5,068,382

18	Wells Fargo Ultra Short-Term Municipal Income Fund	Portfolio of investments—June 30, 2017

Security name	Interest rate	Maturity date	Principal	Value

Ohio (continued)
Warren County OH Health Care Facilities Otterbein Homes Series A (Health Revenue)	4.00%	7-1-2017	$4,375,000	$4,375,350
Warrensville Heights OH Certificate of Participation (Miscellaneous Revenue)	3.13	12-13-2017	1,500,000	1,508,205

				160,216,493

Oklahoma: 0.22%
Cleveland County OK Detention Facilities Project (Tax Revenue)	3.00	3-1-2018	1,000,000	1,012,360
Cleveland County OK Detention Facilities Project (Tax Revenue)	3.00	3-1-2019	1,505,000	1,547,035
Comanche County OK Hospital Authority Refunding Bond (Health Revenue)	5.00	7-1-2017	2,855,000	2,855,228
Oklahoma Capitol Improvement Authority Higher Education Projects Series A (Miscellaneous Revenue)	5.00	7-1-2018	2,225,000	2,312,888
Oklahoma County OK Independent School District (GO Revenue) %%	1.75	7-1-2019	1,110,000	1,113,596
Oklahoma County OK Independent School District (GO Revenue) %%	1.75	7-1-2020	1,215,000	1,216,409
Oklahoma HFA Savanna Landing Apartments (Housing Revenue) ±	0.85	7-1-2019	2,500,000	2,492,675

				12,550,191

Oregon: 0.49%
Oregon Facilities Authority Peace Health Hospitals Series A (Health Revenue, U.S. Bank NA LOC) ø	0.92	8-1-2034	12,500,000	12,500,000
Oregon Facilities Authority Providence Health & Services Series C (Health Revenue) ±	1.79	10-1-2020	14,650,000	14,648,096
Portland OR Portland International Airport Series 18-A (Airport Revenue, Bank of China LOC) ø	0.96	7-1-2026	455,000	455,000

				27,603,096

Pennsylvania: 4.40%
Beaver County PA IDA FirstEnergy Generation Series B (Industrial Development Revenue) ±	4.25	10-1-2047	5,000,000	4,691,400
Beaver County PA IDA Pollution Control FirstEnergy Nuclear Generation Corporation Project Series B (Industrial Development Revenue) ±	3.50	12-1-2035	3,025,000	1,285,625
Bethlehem PA Area School District Authority (Miscellaneous Revenue) ±	1.17	1-1-2030	8,105,000	8,107,918
Clarion County PA IDA Clarion University Housing Project Series D (Housing Revenue)	3.00	7-1-2017	900,000	900,027
Cumberland County PA Authority Association of Independent Colleges & Universities of Pennsylvania Financing Program Series T-1 (Education Revenue) ±	2.00	5-1-2044	1,500,000	1,493,985
Emmaus PA General Authority Subordinate Series A-13 (Miscellaneous Revenue, U.S. Bank NA LOC) ø	0.92	3-1-2024	9,300,000	9,300,000
Geisinger PA Health System Authority Series B (Health Revenue, U.S. Bank NA SPA) ø	0.90	6-1-2041	21,250,000	21,250,000
Indiana County PA IDA Residential Revival Indiana Student Housing Project at University of Pennsylvania Series A (Housing Revenue)	1.55	4-1-2019	10,000,000	10,004,300
Leigh County PA IDA PPL Corporation Series A (Industrial Development Revenue) ±	0.90	9-1-2029	12,500,000	12,499,125
Lycoming County PA Authority Association of Independent Colleges & Universities of Pennsylvania Financing Program (Education Revenue) ±	1.85	11-1-2035	2,000,000	1,994,700
Montgomery County PA IDA Peco Energy Company Project Series A (Industrial Development Revenue) ±	2.50	10-1-2030	3,000,000	2,982,930
Montgomery County PA IDA Peco Energy Company Project Series A (Industrial Development Revenue) ±	2.60	3-1-2034	5,000,000	4,978,250
North Pennsylvania Water Authority (Water & Sewer Revenue) ±	1.05	11-1-2018	700,000	697,557
North Pennsylvania Water Authority (Water & Sewer Revenue) ±	1.11	11-1-2019	1,000,000	993,240
North Pennsylvania Water Authority (Water & Sewer Revenue) ±	1.20	11-1-2024	5,000,000	4,976,500
Pennsylvania (GO Revenue)	5.00	1-15-2020	16,430,000	17,929,895

Portfolio of investments—June 30, 2017	Wells Fargo Ultra Short-Term Municipal Income Fund	19

Security name	Interest rate	Maturity date	Principal	Value

Pennsylvania (continued)
Pennsylvania EDFA Solid Waste Disposal Republic Services Incorporated Project (Resource Recovery Revenue) ±	1.35%	6-1-2044	$13,000,000	$13,000,000
Pennsylvania EDFA Solid Waste Disposal Waste Management Incorporated Project (Resource Recovery Revenue) ±	1.25	8-1-2045	15,000,000	15,000,000
Pennsylvania HEFA Association of Independent Colleges and Universities of Pennsylvania Financing Program Series T-2 (Education Revenue) ±	1.50	5-1-2030	2,215,000	2,213,893
Pennsylvania HEFA Association of Independent Colleges and Universities of Pennsylvania Financing Program Series T-3 (Education Revenue) ±	2.25	5-1-2033	5,000,000	5,004,500
Pennsylvania HEFA Association of Independent Colleges and Universities of Pennsylvania Financing Program Series T-4 (Education Revenue) ±	1.35	5-1-2034	2,500,000	2,499,675
Pennsylvania HEFA Independent Colleges Series I4 (Education Revenue) ±	1.50	11-1-2031	5,800,000	5,809,106
Pennsylvania HEFA Wilkes University Project Series A (Education Revenue)	4.00	3-1-2020	735,000	769,560
Pennsylvania HEFA Wilkes University Project Series A (Education Revenue)	5.00	3-1-2021	500,000	546,560
Pennsylvania HEFAR Association of Independent Colleges and Universities of Pennsylvania Financing Program Messiah College Project Series I-3 (Education Revenue) ±	1.20	11-1-2031	130,000	129,961
Pennsylvania HEFAR Association of Independent Colleges and Universities of Pennsylvania Financing Program Mount Aloysius College Project Series R-1 (Education Revenue) ±	1.25	11-1-2041	1,500,000	1,499,670
Pennsylvania HEFAR Thomas Jefferson University Series B (Education Revenue) ø	1.30	9-1-2045	12,075,000	12,075,000
Pennsylvania HFA Courtyard Preservation Project (Housing Revenue) ±	1.85	12-1-2019	17,145,000	17,219,924
Pennsylvania Turnpike Commission Series A-2 (Transportation Revenue) ±	1.44	12-1-2018	5,000,000	4,981,950
Pennsylvania Turnpike Commission Series B-1 (Transportation Revenue) ±	1.51	12-1-2018	19,000,000	19,039,900
Philadelphia PA Authority For Industrial Development Thomas Jefferson University Series B (Education Revenue) ø	1.30	9-1-2050	12,565,000	12,565,000
Philadelphia PA Gas Works (Utilities Revenue, Ambac Insured)	5.00	10-1-2017	2,685,000	2,711,582
Philadelphia PA School District Refunding Bond Series C (GO Revenue)	5.00	9-1-2018	1,880,000	1,947,172
Philadelphia PA School District Series C (GO Revenue)	5.00	9-1-2018	250,000	258,490
Philadelphia PA School District Series D (GO Revenue)	5.00	9-1-2017	6,800,000	6,838,955
Philadelphia PA School District Series D (GO Revenue)	5.00	9-1-2019	1,250,000	1,325,800
Philadelphia PA School District Series E (GO Revenue)	5.00	9-1-2017	1,160,000	1,166,914
Philadelphia PA School District Series E (GO Revenue)	5.00	9-1-2018	485,000	502,043
Philadelphia PA School District Series F (GO Revenue)	5.00	9-1-2019	1,000,000	1,060,640
Scranton PA RAN (Tax Revenue)	2.50	12-15-2017	1,470,000	1,471,029
Scranton PA School District Series A (GO Revenue)	4.00	6-1-2018	350,000	356,472
Scranton PA School District Series A (GO Revenue)	5.00	6-1-2019	500,000	525,645
Scranton PA School District Series A (GO Revenue)	5.00	6-1-2020	635,000	681,514
Scranton PA School District Series B (GO Revenue)	4.00	6-1-2018	500,000	509,245
Scranton PA School District Series B (GO Revenue)	5.00	6-1-2020	540,000	579,555
University Area Joint Authority Pennsylvania Refunding Bond (Water & Sewer Revenue) ±	1.31	11-1-2028	4,800,000	4,799,808
Upper Darby PA School District (GO Revenue)	4.00	5-1-2018	700,000	717,157
Warwick PA School District (GO Revenue)	4.00	2-15-2018	1,250,000	1,272,700
Warwick PA School District (GO Revenue)	4.00	2-15-2019	1,025,000	1,070,274
Washington County PA Washington Hospital Project (Health Revenue)	4.00	7-1-2017	1,085,000	1,085,076
Westmoreland County PA IDA Excela Health Project (Health Revenue)	4.00	7-1-2017	1,650,000	1,650,099
Westmoreland County PA IDA Excela Health Project (Health Revenue)	5.00	7-1-2018	1,650,000	1,698,741

				248,669,062

20	Wells Fargo Ultra Short-Term Municipal Income Fund	Portfolio of investments—June 30, 2017

Security name	Interest rate	Maturity date	Principal	Value

Puerto Rico: 0.02%
Puerto Rico Electric Power Authority Series TT (Utilities Revenue, AGM Insured)	5.00%	7-1-2017	$550,000	$550,061
Puerto Rico Highway & Transportation Authority Series E (Transportation Revenue, AGM Insured)	5.50	7-1-2017	575,000	575,069
Puerto Rico Public Improvement Series A (GO Revenue, AGC Insured)	5.00	7-1-2017	250,000	250,028

				1,375,158

Rhode Island: 0.20%
Providence RI Redevelopment Agency Public Safety Building Project Series A (Miscellaneous Revenue)	4.00	4-1-2018	3,025,000	3,078,482
Providence RI Series A (GO Revenue)	5.00	7-15-2017	1,400,000	1,402,254
Rhode Island HEFA Refunding Bond Providence Financing Program (Education Revenue, AGM Insured)	3.00	5-15-2018	1,535,000	1,557,058
Rhode Island Housing and Mortgage Finance Corporation Series 66-B (Housing Revenue) ±	1.61	10-1-2045	4,400,000	4,398,064
Rhode Island Student Loan Authority AMT Program Senior Series A (Education Revenue)	5.00	12-1-2019	750,000	802,133

				11,237,991

South Carolina: 0.61%
Berkeley County SC IDA Nucor Corporation Project (Industrial Development Revenue) ø	1.10	4-1-2030	5,000,000	5,000,000
Columbia SC Waterworks (Water & Sewer Revenue, Sumitomo Mitsui Banking LOC) ø	0.91	2-1-2038	4,075,000	4,075,000
Jasper County SC Jasper County School Project (Miscellaneous Revenue)	3.00	4-1-2018	500,000	501,770
Jasper County SC Jasper County School Project (Miscellaneous Revenue)	4.00	4-1-2019	85,000	87,112
Piedmont SC Municipal Power Agency Prerefunded Bond Series A-3 (Utilities Revenue)	5.25	1-1-2019	1,580,000	1,614,239
Piedmont SC Municipal Power Agency Unrefunded Bond Series A-3 (Utilities Revenue)	5.25	1-1-2019	4,140,000	4,227,188
South Carolina HFA West Greenville Project (Housing Revenue) ±	1.00	4-1-2019	7,600,000	7,590,348
South Carolina Housing Finance and Development Authority Spartanburg 7 Project Series A (Housing Revenue) ±	1.05	1-1-2019	2,575,000	2,575,000
South Carolina Housing Finance and Development Authority Waters at Longcreek (Housing Revenue) ±	1.60	12-1-2019	9,075,000	9,091,607

				34,762,264

Tennessee: 2.24%
Anderson County TN HEFA Gate Manor Apartments Project (Housing Revenue) ±	0.90	8-1-2019	4,100,000	4,094,998
Knoxville TN Industrial Development Board Collateralized Housing Golden Age Retirement Village Project (Housing Revenue, GNMA Insured)	0.85	12-1-2017	5,900,000	5,898,230
Memphis TN HEFA Ashland Lakes II Apartments Project Series A (Housing Revenue, U.S. Bank NA LOC) ø	0.96	5-1-2043	11,500,000	11,500,000
Metropolitan Government of Nashville & Davidson County TN Industrial Development Board (Resource Recovery Revenue) ±	1.50	8-1-2031	7,500,000	7,500,600
Nashville TN HEFA The Paddock at Grandview Apartments Project (Housing Revenue)	0.95	5-1-2018	16,500,000	16,471,620
Shelby County TN Health Educational & Housing Facilities Board Methodist Le Bonheur Series A (Health Revenue, AGM Insured, U.S. Bank NA SPA) ø	0.90	6-1-2042	3,730,000	3,730,000
Shelby County TN Health Educational & Housing Facilities Board Methodist Le Bonheur Series B (Health Revenue, AGM Insured, U.S. Bank NA SPA) ø	0.91	6-1-2042	76,285,000	76,285,000
Tennessee Energy Acquisition Corporation Series A (Utilities Revenue)	5.25	9-1-2017	1,430,000	1,439,123

				126,919,571

Portfolio of investments—June 30, 2017	Wells Fargo Ultra Short-Term Municipal Income Fund	21

Security name	Interest rate	Maturity date	Principal	Value

Texas: 9.08%
Alamo TX Community College District (Education Revenue) ±	1.20%	11-1-2046	$4,090,000	$4,225,461
Austin TX Affordable Housing Public Facility Corporation Pathways at Georgian Manor (Housing Revenue) ±	1.15	11-1-2019	14,040,000	14,027,224
Clear Creek TX Independent School District (GO Revenue) ±	3.00	2-15-2035	4,435,000	4,445,511
Dallas TX Independent High School District (GO Revenue) ±	1.50	2-15-2034	4,375,000	4,385,106
Del Rio TX Housing Facility Corporation (Housing Revenue) ±	1.35	6-1-2021	2,500,000	2,494,600
Denton TX Independent School District Series A (GO Revenue, Bank of America NA SPA) ø	0.92	8-1-2035	1,200,000	1,200,000
Donna TX International Toll Bridge (Transportation Revenue)	6.25	2-15-2037	21,350,000	22,219,586
El Paso TX Public Facilities Corporation Rental Assistance Demonstration Program (Housing Revenue) ±	1.00	10-1-2018	9,600,000	9,596,736
Galveston TX Dickinson Independent High School District (GO Revenue) ±	1.05	8-1-2037	4,400,000	4,400,660
Harris County TX Cultural Education Facilities Finance Corporation Memorial Hermann Health Systems Series C (Health Revenue) ø	0.86	12-1-2043	7,495,000	7,495,000
Harris County TX Cultural Education Facilities Finance Corporation Memorial Hermann Health Systems Series C (Health Revenue) ø	0.86	6-1-2046	31,645,000	31,645,000
Harris County TX Cypress-Fairbanks Independent High School Series 2014B-2 (GO Revenue) ±	3.00	2-15-2040	960,000	962,592
Harris County TX Cypress-Fairbanks Independent High School Series 2014B-3 (GO Revenue) ±	1.05	2-15-2044	12,100,000	12,097,459
Harris County TX Cypress-Fairbanks Independent High School Series B-1 (GO Revenue) ±	0.90	2-15-2040	12,180,000	12,114,228
Harris County TX Health Facilities Development Corporation Series A-3 (Health Revenue, AGM Insured) ±(m)	1.15	7-1-2031	550,000	550,000
Houston TX Hotel Occupancy Unrefunded Series B (Tax Revenue)	5.00	9-1-2018	285,000	285,935
Houston TX Independent School District (GO Revenue) ±	1.45	6-1-2029	20,000,000	19,929,800
Midland County TX PFFA Compass Pointe Apartments (Housing Revenue)	1.25	3-1-2018	7,000,000	7,000,000
Midlothian TX Independent School District Series B (GO Revenue) ±	2.50	8-1-2052	6,500,000	6,582,745
Mission TX Economic Development Corporation Republic Services Incorporated Project (Resource Recovery Revenue) ±	1.30	1-1-2026	5,000,000	5,000,000
New Hope TX Cultural Education Facilities Finance Corporation MRC Crestview Project (Health Revenue)	1.50	11-15-2017	225,000	224,208
New Hope TX Cultural Education Facilities Finance Corporation MRC Crestview Project (Health Revenue)	1.75	11-15-2018	500,000	493,085
New Hope TX Cultural Education Facilities Finance Corporation MRC Crestview Project (Health Revenue)	2.00	11-15-2019	345,000	337,907
New Hope TX Cultural Education Facilities Finance Corporation MRC Crestview Project (Housing Revenue)	3.25	8-1-2019	15,720,000	15,693,748
New Hope TX ECFA Collegiate Housing Commerce LLC at Texas A&M University Series A (Housing Revenue)	1.00	2-1-2018	2,000,000	1,996,620
North East TX Independent School District Series A (GO Revenue) ±	2.00	8-1-2042	25,885,000	26,117,447
North East TX Independent School District Series B (GO Revenue) ±	1.42	8-1-2040	1,775,000	1,759,859
North TX Tollway Authority Series F (Transportation Revenue)	5.75	1-1-2033	14,950,000	15,312,089
North TX Tollway Authority Series F (Transportation Revenue)	5.75	1-1-2038	32,000,000	32,775,040
Northside TX Independent School District Building Project (GO Revenue) ±	2.00	8-1-2044	2,610,000	2,644,765
Northside TX Independent School District Building Project (GO Revenue) ±	2.13	8-1-2040	1,915,000	1,916,341
Northside TX Independent School District Series A (GO Revenue) ±	2.00	6-1-2039	27,055,000	27,282,533
Odessa TX Housing Finance Corporation 87th Street Apartments Project (Housing Revenue, FHA Insured) ±	1.43	12-1-2020	8,000,000	8,016,880
Port Arthur TX Navigation District Jefferson County Environmental Facilities Motiva Enterprises LLC Project Series B (Resource Recovery Revenue) ø	1.35	4-1-2040	26,530,000	26,530,000

22	Wells Fargo Ultra Short-Term Municipal Income Fund	Portfolio of investments—June 30, 2017

Security name	Interest rate	Maturity date	Principal	Value

Texas (continued)
Port Arthur TX Navigation District Jefferson County Environmental Facilities Motiva Enterprises LLC Project Series D (Resource Recovery Revenue) ø	1.35%	11-1-2040	$21,600,000	$21,600,000
Port Arthur TX Navigation District Jefferson County Environmental Facilities Motiva Enterprises LLC Project Series D (Resource Recovery Revenue) ø	1.35	11-1-2040	7,000,000	7,000,000
San Antonio TX Housing Trust Finance Corporation Freedom Hills Ranch Apartments Project (Housing Revenue)	1.00	1-1-2018	12,650,000	12,635,453
San Antonio TX Series A (Utilities Revenue) ±	2.25	2-1-2033	20,000,000	20,388,400
San Antonio TX Series C (Utilities Revenue) ±	2.00	12-1-2027	3,000,000	3,026,250
Tarrant County TX Cultural Education Facilities Finance Corporation Edgemere Project Refunding Series A (Health Revenue)	3.00	11-15-2017	485,000	485,621
Tarrant County TX Cultural Education Facilities Finance Corporation Edgemere Project Refunding Series A (Health Revenue)	4.00	11-15-2018	500,000	507,020
Tarrant County TX Cultural Education Facilities Finance Corporation Edgemere Project Refunding Series A (Health Revenue)	4.00	11-15-2019	510,000	520,751
Tarrant County TX Cultural Education Facilities Finance Corporation Edgemere Project Series B (Health Revenue)	3.00	11-15-2017	665,000	665,851
Tarrant County TX Cultural Education Facilities Finance Corporation Edgemere Project Series B (Health Revenue)	4.00	11-15-2018	500,000	507,020
Tarrant County TX Cultural Education Facilities Finance Corporation Edgemere Project Series B (Health Revenue)	4.00	11-15-2019	710,000	724,967
Tarrant County TX Cultural Education Facilities Finance Corporation Series 2973 (Health Revenue, Morgan Stanley Bank LIQ) ø144A	1.14	11-15-2029	30,400,000	30,400,000
Tarrant County TX Cultural Education Facilities Finance Corporation Texas Health Resources Series B (Health Revenue) ø	0.90	11-15-2047	10,000,000	10,000,000
Tarrant County TX Health Facilities Development Corporation Cook Children’s Medical Center Series B (Health Revenue) ø	0.86	12-1-2039	5,600,000	5,600,000
Tender Option Bond Trust Receipts/Certificates Floaters Series 2016-XG0058 (Health Revenue, Deutsche Bank LIQ) ø144A	1.01	8-15-2027	4,985,000	4,985,000
Texas Municipal Gas Acquisition & Supply Corporation II Series A (Utilities Revenue, JPMorgan Chase & Company Guaranteed) ±	1.54	9-15-2017	8,530,000	8,532,644
Texas Municipal Gas Acquisition & Supply Corporation II Series B (Utilities Revenue, JPMorgan Chase & Company Guaranteed) ±	1.38	9-15-2017	22,425,000	22,419,618
Texas Municipal Gas Acquisition & Supply Corporation Senior Lien Series B (Utilities Revenue) ±	1.39	12-15-2017	1,500,000	1,500,750
Texas Municipal Gas Acquisition & Supply Corporation Senior Lien Series D (Utilities Revenue)	5.63	12-15-2017	4,050,000	4,121,645
Texas Northside Independent School District (GO Revenue) ±	1.45	6-1-2047	4,000,000	3,988,240
Texas Public Finance Authority Unemployment Compensation Series B (Miscellaneous Revenue)	4.00	7-1-2017	11,500,000	11,501,035
Texas Tollway Authority Series C (Transportation Revenue) ±	1.95	1-1-2038	1,535,000	1,544,717
Texas Tollway Authority Series D (Transportation Revenue, Royal Bank of Canada LOC) ø	0.90	1-1-2049	2,000,000	2,000,000
Tyler TX Health Facilities Development Corporation East Texas Medical Center Series A (Health Revenue)	5.25	11-1-2017	4,725,000	4,729,536
Williamson County TX (GO Revenue) ±	1.45	8-15-2034	2,600,000	2,605,668

				513,748,351

Vermont: 0.01%
Burlington VT Airport Refunding Series 2012B (Airport Revenue)	3.50	7-1-2018	795,000	799,834

Portfolio of investments—June 30, 2017	Wells Fargo Ultra Short-Term Municipal Income Fund	23

Security name	Interest rate	Maturity date	Principal	Value

Virginia: 0.95%
Charles City VA EDA Solid Waste Disposal Waste Management Incorporated (Resource Recovery Revenue) ±	1.60%	8-1-2027	$10,000,000	$9,995,000
Chesapeake VA EDA Electric and Power Company Series 2008A (Utilities Revenue) ±	1.75	2-1-2032	30,000,000	30,160,500
Fairfax County VA EDA Mount Vernon Ladies Association Project (Industrial Development Revenue, SunTrust Bank LOC) ø	0.96	6-1-2037	740,000	740,000
Greater Richmond VA Convention Center Authority (Tax Revenue)	5.00	6-15-2018	1,500,000	1,556,565
Prince William County VA IDA Glen Arbor Apartments Project Series A (Housing Revenue) ±	1.35	7-1-2019	10,500,000	10,495,905
Virginia Housing Development Authority Series B (Housing Revenue)	2.25	9-1-2017	500,000	501,040

				53,449,010

Washington: 0.21%
Grant County WA Public Utility District #2 Series K (Utilities Revenue) ±	1.23	1-1-2044	4,000,000	4,002,800
Washington HCFR Series XF2035 (Health Revenue, Morgan Stanley Bank LIQ) ø144A	1.31	10-1-2036	7,655,000	7,655,000

				11,657,800

West Virginia: 0.31%
Mason County WV PCR Appalachian Power Company Series L (Industrial Development Revenue) ±	1.63	10-1-2022	16,400,000	16,497,416
West Virginia EDA Solid Waste Disposal Facilities Appalachian Power Company Series A (Utilities Revenue) ±	1.70	1-1-2041	1,000,000	989,800

				17,487,216

Wisconsin: 1.00%
Manitowoc County WI (Miscellaneous Revenue)	3.00	11-1-2017	2,000,000	2,003,580
Milwaukee County WI Series B (Airport Revenue)	4.00	12-1-2017	385,000	389,701
Stanley WI BAN Series B (Water & Sewer Revenue)	2.25	3-1-2018	4,725,000	4,734,119
Tender Option Bond Trust Receipts/Certificates Floaters Series 2015-XF0127 (Health Revenue, JPMorgan Chase & Company LIQ) ø144A	1.11	10-1-2020	4,875,000	4,875,000
Tender Option Bond Trust Receipts/Certificates Floaters Series 2015-XF1028 (Health Revenue, Deutsche Bank LIQ) ø144A	1.02	11-15-2044	10,880,000	10,880,000
Waukesha County WI Series D (Miscellaneous Revenue)	2.00	7-1-2018	2,865,000	2,885,342
Waukesha WI Housing Preservation Corporation (Housing Revenue, Johnson Bank LOC) ø	1.95	12-1-2042	3,645,000	3,645,000
Waupun WI School District BAN (Miscellaneous Revenue)	1.75	8-15-2017	16,000,000	16,005,898
Wisconsin HEFA Ascension Senior Credit Group Series B-5 (Health Revenue) ±	1.38	11-15-2038	1,535,000	1,528,185
Wisconsin HEFA Aurora Health Care Series B-1 (Health Revenue) ±	1.25	8-15-2025	3,640,000	3,640,073
Wisconsin HEFA Bellin Memorial Hospital Incorporated (Health Revenue)	3.00	12-1-2017	200,000	201,700
Wisconsin HEFA Bellin Memorial Hospital Incorporated (Health Revenue)	3.00	12-1-2018	500,000	512,670
Wisconsin PFA Series G (Airport Revenue)	5.00	7-1-2017	4,500,000	4,500,360
Wisconsin Public Finance Authority Guilford College (Education Revenue)	5.00	1-1-2020	625,000	665,813

				56,467,441

Wyoming: 0.16%
Gillette WY Customized Purchase Pollution Control Series 1988 (Industrial Development Revenue) ø	1.02	1-1-2018	9,200,000	9,200,000

Total Municipal Obligations (Cost $5,397,122,937)				5,380,242,696

24	Wells Fargo Ultra Short-Term Municipal Income Fund	Portfolio of investments—June 30, 2017

Security name	Interest rate	Maturity date	Principal	Value

Other: 3.07%
Branch Banking & Trust Municipal Investment Trust Various States Class B ±144A§	1.56%	12-31-2017	$33,725,000	$33,724,663
Branch Banking & Trust Municipal Investment Trust Various States Class C ±144A§	1.96	12-31-2019	9,600,000	9,601,728
Eaton Vance California Municipal Income Trust Preferred Shares ±144A§	2.15	9-1-2019	16,975,000	16,957,855
Eaton Vance Massachusetts Municipal Bond Fund Institutional MuniFund Term Preferred Shares ±144A§	1.91	7-1-2019	6,475,000	6,465,870
Eaton Vance Municipal Bond Fund 2 Institutional MuniFund Term Preferred Shares ±144A§	1.96	7-1-2019	9,950,000	9,945,722
Eaton Vance Pennsylvania Municipal Bond Fund Institutional MuniFund Term Preferred Shares ±144A	1.91	7-1-2019	6,000,000	5,991,540
Nuveen AMT-Free Quality Municipal Income Fund Preferred Shares ±144A§	1.10	6-1-2040	35,000,000	35,000,000
Nuveen New York Quality Municipal Income Fund Institutional MuniFund Term Preferred Shares ±144A§	1.11	5-1-2047	31,000,000	31,000,000
Nuveen Texas Quality Municipal Income Fund Institutional MuniFund Term Preferred Shares ±144A	1.56	11-1-2018	25,000,000	24,979,000

Total Other (Cost $173,725,000)				173,666,378

	Yield		Shares
Short-Term Investments: 1.06%

Investment Companies: 1.06%
Wells Fargo Municipal Cash Management Fund Institutional Class (l)(u)##	0.81		60,013,304	60,049,312

Total Short-Term Investments (Cost $60,046,849)				60,049,312

Total investments in securities (Cost $5,630,894,786) *	99.27%	5,613,958,386
Other assets and liabilities, net	0.73	41,185,014

Total net assets	100.00%	$5,655,143,400

±	Variable rate investment. The rate shown is the rate in effect at period end.

(m)	The security is an auction-rate security which has an interest rate that resets at predetermined short-term intervals through a Dutch auction. The rate shown is the rate in effect at period end.

ø	Variable rate demand notes are subject to a demand feature which reduces the effective maturity. The maturity date shown represents the final maturity date of the security. The interest rate is determined and reset by the issuer daily, weekly, or monthly depending upon the terms of the security. The rate shown is the rate in effect at period end.

144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.

(n)	The auction to set the interest rate on the security failed at period end due to insufficient investor interest. A failed auction does not itself cause a default.

¤	The security is issued in zero coupon form with no periodic interest payments.

%%	The security is issued on a when-issued basis.

§	The security is subject to a demand feature which reduces the effective maturity.

(l)	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.

(u)	The rate represents the 7-day annualized yield at period end.

##	All or a portion of this security is segregated for when-issued securities.

*	Cost for federal income tax purposes is $5,630,969,630 and unrealized gains (losses) consists of:

Gross unrealized gains	$5,587,235
Gross unrealized losses	(22,598,479)

Net unrealized losses	$(17,011,244)

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of

Wells Fargo Funds Trust:

We have audited the accompanying statements of assets and liabilities of the Wells Fargo Intermediate Tax/AMT-Free Fund (the “Fund”), including the summary portfolio of investments, as of June 30, 2017, and the related statement of operations for the year then ended, the statement of changes in the net assets for each of the two years in the period then ended (collectively, the “financial statements”), the financial highlights for each of the five years in the period then ended (the financial statements and financial highlights are included in Item 1 of this Form N-CSR), and the portfolio of investments as of June 30, 2017 (included in Item 6 of this Form N-CSR). These financial statements, financial highlights, and portfolio of investments are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements, financial highlights, and portfolio of investments based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements, financial highlights, and portfolio of investments are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and portfolio of investments. Our procedures included confirmation of securities owned as of June 30, 2017, by correspondence with the custodian and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements, financial highlights, and portfolio of investments referred to above present fairly, in all material respects, the financial position of the Wells Fargo Intermediate Tax/AMT-Free Fund as of June 30, 2017, and the results of its operations for the year then ended, changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Boston, Massachusetts

August 25, 2017

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of

Wells Fargo Funds Trust:

We have audited the accompanying statements of assets and liabilities of the Wells Fargo Municipal Bond Fund (the “Fund”), including the summary portfolio of investments, as of June 30, 2017, and the related statement of operations for the year then ended, the statement of changes in the net assets for each of the two years in the period then ended (collectively, the “financial statements”), the financial highlights for each of the five years in the period then ended (the financial statements and financial highlights are included in Item 1 of this Form N-CSR), and the portfolio of investments as of June 30, 2017 (included in Item 6 of this Form N-CSR). These financial statements, financial highlights, and portfolio of investments are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements, financial highlights, and portfolio of investments based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements, financial highlights, and portfolio of investments are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and portfolio of investments. Our procedures included confirmation of securities owned as of June 30, 2017, by correspondence with the custodian and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements, financial highlights, and portfolio of investments referred to above present fairly, in all material respects, the financial position of the Wells Fargo Municipal Bond Fund as of June 30, 2017, and the results of its operations for the year then ended, changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Boston, Massachusetts

August 25, 2017

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of

Wells Fargo Funds Trust:

We have audited the accompanying statements of assets and liabilities of the Wells Fargo Ultra Short-Term Municipal Income Fund (the “Fund”), including the summary portfolio of investments, as of June 30, 2017, and the related statement of operations for the year then ended, the statements of changes in the net assets for each of the two years in the period then ended (collectively, the “financial statements”), the financial highlights for each of the five years in the period then ended (the financial statements and financial highlights are included in Item 1 of this Form N-CSR), and the portfolio of investments as of June 30, 2017 (included in Item 6 of this Form N-CSR). These financial statements, financial highlights, and portfolio of investments are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements, financial highlights, and portfolio of investments based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements, financial highlights, and portfolio of investments are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and portfolio of investments. Our procedures included confirmation of securities owned as of June 30, 2017, by correspondence with the custodian and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements, financial highlights, and portfolio of investments referred to above present fairly, in all material respects, the financial position of the Wells Fargo Ultra Short-Term Municipal Income Fund as of June 30, 2017, and the results of its operations for the year then ended, changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Boston, Massachusetts

August 25, 2017

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees that have been implemented since the registrant’s last provided disclosure in response to the requirements of this Item.

ITEM 11.	CONTROLS AND PROCEDURES

(a) The President and Treasurer have concluded that the Wells Fargo Funds Trust (the “Trust”) disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) provide reasonable assurances that material information relating to the Trust is made known to them by the appropriate persons based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.

(b) There were no significant changes in the Trust’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as Exhibit COE.

(a)(2) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is filed and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Wells Fargo Funds Trust

By:
/s/ Andrew Owen

Andrew Owen
President

Date:	August 25, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the date indicated.

Wells Fargo Funds Trust

By:
/s/ Andrew Owen

Andrew Owen
President

Date:	August 25, 2017

By:
/s/ Nancy Wiser

Nancy Wiser
Treasurer

Date:	August 25, 2017

By:
/s/ Jeremy DePalma

Jeremy DePalma
Treasurer

Date:	August 25, 2017